UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   505-984-0200

Date of fiscal year end:     September 30

Date of reporting period:   March 31, 2019

Item 1. Reports to Stockholders

The following Semi-annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Long/Short Equity Fund

Thornburg Summit Fund

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Low Duration Municipal Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
April 10, 2019
Dear Fellow Shareholder:
We are pleased to present the semi-annual report for the Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class I shares increased 6 cents to $12.33 per share during the semi-annual period ended March 31, 2019. The Class I shares of your Fund underperformed the index with a 1.22% total return for the semi-annual period ended March 31, 2019, compared to the 1.91% total return for the ICE BofAML 1-3 Year U.S. Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations and other risk factors during the semi-annual period. The impact of the Fund’s 0.84 years shorter duration detracted 0.054%. The Fund’s credit quality allocations contributed 0.024%, while other risk factors detracted 0.34%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
It seems clear the President of the United States and Chairman of the Federal Reserve are locked in an epic battle over the fate of the U.S. economy. President Donald Trump has begged, cajoled or otherwise threatened Fed Chairman Jerome Powell to stop raising interest rates. He has gone so far as to blame the turmoil in the stock market at the end of 2018 solely on the Fed’s actions. Those comments, along with equity market volatility and perceived macroeconomic weakness, has led the market to discount the probability that the Fed continues to hike rates.
It is well known that the Fed has a dual mandate: ensure low unemployment while maintaining low inflation. By those metrics, the Fed is a rousing success and has been for some time. And yet Chairman Powell, and Janet Yellen before him, have pushed rates higher. Why? Why would either of them take any action if, by every available measure, they have already accomplished their goal? Either they are supervillains, or they believe that their job entails more than the dual mandate.
Chairman Powell seems acutely aware of the problem that the Fed has created with a zero interest rate policy and its asset purchase program, otherwise known as “quantitative easing.” For years, investors have been pushed out the risk spectrum, leaving the safety of money market funds offering zero percent yields in search of income in riskier and riskier asset classes. If Chairman Powell believes that the job of the Fed extends beyond the dual mandate and includes the overall health of the U.S. macroeconomy, then he must be concerned with the disconnect between investors’ current asset allocations and their actual risk profiles. The easiest way to fix the issue with investors’ imprudent risk taking is to provide them with attractive investment options that offer lower risk profiles. And the easiest way to do that is to continue pushing rates higher, which he did through much of 2018.
This led to the makings of an attractive rate market going into the last couple weeks of December, but it turned out to be ephemeral. An equity market selloff, the ensuing flight to quality and a capitulating Fed all converged to move the 10-year AAA-rated GO municipal bond, as measured by the Thomson Reuters Municipal Market Data (MMD) AAA Curve, from a high of 2.78% in early November 2018 to a low of 1.88% in late March 2019. This was despite heavy tax-loss selling experienced in December that one would expect to push rates higher. Tax-loss selling has reversed itself to a large degree as flows into the muni space have been extraordinary through the first quarter of 2019. Nearly $24 billion flowed to municipal mutual funds in the first three months of the year, marking the best quarter return in five years, according to Investment Company Institute data.
Following the Fed’s capitulation at its December meeting, as well as its dovish language in the most recent statement, maintaining current levels of consumption via the wealth effect has taken on more importance. The change in guidance isn’t only domestic. Stimulus is back on the front burner globally, from the European Central Bank’s “targeted longer-term refinancing operations” aimed at boosting credit growth in the Eurozone to the People’s Bank of China’s pump-priming exertions. The policy accommodation has certainly been a positive for domestic and global equity markets, notwithstanding the rally in fixed income. Case in point: the ICE BofAML Municipal Master Index returned 2.95% in the first quarter of 2019, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.94% and the S&P 500 Index returned 13.65%.
The question for fixed income investors remains: Will rates fall further or does the Fed raise again? Based on how the five-year Treasury bond and one-month T-Bill were trading at 2.23% and 2.42% in late March 2019, respectively, it would appear the bond market is anticipating the next move by the Fed will be a cut. With the bond market and the equity markets having a difference of opinions, one thing is certain: either the bond market is right, or the equity market is right, but it can’t be both. Goldilocks is a fairy tale, not a sound investment thesis.
All this leads to our positioning and portfolio actions in the current market environment. Our strategies have been positioned in the bearish ranges for quite some time with shorter durations, higher credit qualities and higher cash reserves. As rates climbed through much of 2018, our defensive positioning paid off well. Even with the reduction in rates in the last couple weeks of the year, the shorter the duration, the better. So far this year, it has been the opposite. Rates have fallen, leading longer-duration strategies to outperform those of shorter duration. With the reduction in rates, we are comfortable maintaining our current positioning but will look to add additional duration when the opportunity presents itself. The same can be said for credit. We feel the worst mistake at this point in the cycle would be to take risk when we are not being

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
compensated to do so. Patience is now more of a virtue than before.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 12/30/13)
Without sales charge	1.52%	0.73%	0.58%	0.57%
With sales charge	-0.03%	0.22%	0.27%	0.27%
Class I Shares (Incep: 12/30/13)	1.64%	0.93%	0.76%	0.75%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	1.30%
SEC Yield	1.12%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.06%; I shares, 0.64%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 1.03%, and the SEC yield would have been 0.85%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s and S&P).
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Semi-Annual Report

Fund Summary
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).
This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	169
Effective Duration	1.1 Yrs
Average Maturity	1.4 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
20%	30%	18%	17%	10%	6%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 97.7%
	Alabama — 1.2%
[a]	City of Mobile Industrial Development Board (Alabama Power Company Barry Plant), 1.85% due 6/1/2034 (put 3/24/2020)	$1,000,000	$ 993,660
	Southeast Alabama Gas Supply District, Series A, 4.00% due 6/1/2019 - 6/1/2020	1,665,000	1,692,251
	Alaska — 2.6%
	Alaska Industrial Development & Export Authority, Series A, 5.25% due 4/1/2024	3,780,000	3,910,599
	City of Valdez (BP Pipelines (Alaska), Inc. Project), Series B, 5.00% due 1/1/2021	1,725,000	1,818,874
	Arizona — 0.6%
	Mesa Utility System Revenue,
	3.00% due 7/1/2019	325,000	326,183
	4.00% due 7/1/2020	915,000	943,026
	California — 8.7%
[a]	Bay Area Toll Authority, 1.375% due 4/1/2053 (put 4/1/2020)	1,200,000	1,196,400
[b]	California Infrastructure and Economic Development Bank (California Academy of Sciences), Series D, 2.129% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	2,000,000	2,000,160
[b]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.399% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	1,003,290
[a]	California Municipal Finance Authority (Republic Services, Inc. Project), 2.15% due 9/1/2021 (put 7/1/2019)	2,000,000	2,000,000
[a,c]	California Municipal Finance Authority, Series A, 2.00% due 2/1/2039 (put 2/3/2020)	2,000,000	2,005,280
[a,c]	California Pollution Control Financing Authority (Republic Services, Inc. Project), Series B, 1.95% due 8/1/2024 (put 5/1/2019)	1,250,000	1,250,112
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2019 - 5/15/2020	1,220,000	1,243,144
	City of Los Angeles (Cash Flow Management) GO, 4.00% due 6/27/2019	3,000,000	3,017,670
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 4.00% due 6/28/2019	3,000,000	3,018,030
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 4.00% due 6/28/2019	2,000,000	2,012,020
	State of California GO, 2.00% due 12/1/2019	500,000	501,775
	Colorado — 6.9%
[d]	City & County of Denver COP (SPA JP Morgan Chase Bank, N.A) Series A1, 1.50% due 12/1/2029 (put 4/1/2019)	4,370,000	4,370,000
	City of Aurora (Sports Park and E-911 Projects) COP, 5.00% due 12/1/2019	365,000	373,377
	Colorado (Catholic Health Initiatives), HFA, Series A, 5.00% due 2/1/2020	2,885,000	2,956,836
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2020 - 12/1/2023	2,000,000	2,219,245
	State of Colorado 5.00% due 6/26/2019	2,000,000	2,016,180
	State of Colorado Education Loan Program, Series A, 4.00% due 6/27/2019	3,200,000	3,218,464
	Connecticut — 1.6%
	State of Connecticut GO,
	Series C, 5.00% due 6/15/2022	1,715,000	1,880,635
	Series F, 5.00% due 9/15/2023	1,000,000	1,128,440
	State of Connecticut Special Tax Revenue, Series B, 5.00% due 10/1/2021	525,000	565,813
	Florida — 3.5%
[d]	City of Gainesville (Utilities System; SPA Landesbank Hessen-Thuringen), Series A-REMK 1.49% due 10/1/2026 (put 4/1/2019)	1,025,000	1,025,000
	City of Jacksonville, Series C, 5.00% due 10/1/2019 - 10/1/2020	1,500,000	1,556,205
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 4.00% due 11/1/2020	850,000	879,809
	City of Orlando,(Insured: AGM), Series A, 4.00% due 11/1/2021	900,000	951,471
[d]	Miami-Dade County Industrial Development Authority, (Florida Power & Light Co.), 1.51% due 6/1/2021 (put 4/1/2019)	3,400,000	3,400,000
	Georgia — 2.3%
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2019 - 12/1/2021	1,000,000	1,058,422
	Main Street Natural Gas, Inc, Series A, 5.00% due 5/15/2022	1,000,000	1,079,670
[a]	Monroe County Development Authority (Gulf Power Co.), 2.00% due 9/1/2037 (put 6/25/2020)	3,000,000	2,981,520
	Guam — 0.6%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2019 - 10/1/2020	1,200,000	1,228,041
	Hawaii — 0.5%
[b]	City and County of Honolulu (Rail Transit Project) GO, 1.82% (MUNIPSA + 0.32%) due 9/1/2028 (put 9/1/2020)	1,000,000	999,620
	Illinois — 7.9%
	Chicago Park District (Capital Improvement Plan) GO, Series D, 5.00% due 1/1/2020	500,000	510,115
	Chicago Park District GO, Series B, 5.00% due 1/1/2022	400,000	426,484
	City of Chicago (Water System),
	5.00% due 11/1/2020	600,000	628,242
	Series 2017-2, 5.00% due 11/1/2019 - 11/1/2022	2,200,000	2,291,026
	City of Chicago ETM, 5.00% due 1/1/2020	600,000	615,216
	Cook County School District No. 170 Chicago Heights (Insured AGM) GO, Series D, 5.00% due 12/1/2022	1,500,000	1,630,065
	County of Cook (Capital Improvement Plan) GO, Series A, 5.00% due 11/15/2019	615,000	626,790
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	County of Cook GO, Series C, 4.25% due 11/15/2019	$ 200,000	$ 202,914
	Du Page County High School District No. 88 (Addison Trail and Willowbrook High Schools GO, 3.00% due 1/15/2020	1,245,000	1,257,960
[d]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JP Morgan Chase Bank, N.A) 1.50% due 8/15/2042 (put 4/1/2019)	1,000,000	1,000,000
[a]	Illinois Finance Authority (Peoples Gas Light & Coke Co.), 1.875% due 2/1/2033 (put 8/1/2020)	3,600,000	3,582,360
[d]	Illinois Finance Authority (University of Chicago Medical Center Obligated Group; LOC Sumitomo Mitsui Banking Corp.), 1.51% due 8/1/2044 (put 4/5/2019)	800,000	800,000
	State of Illinois (Build Illinois Program),
	5.00% due 6/15/2020	535,000	553,120
	Series A, 4.00% due 6/15/2019	520,000	522,064
	State of Illinois (Insured: Natl-Re) 5.75% due 6/15/2019	75,000	75,561
	State of Illinois (State Facilities Improvements) GO,
	5.00% due 7/1/2021 - 3/1/2022	1,575,000	1,666,001
	Series A, 5.00% due 10/1/2022	1,000,000	1,076,480
	Indiana — 0.9%
[a]	City of Whiting, 1.85% due 6/1/2044 (put 10/1/2019)	2,000,000	1,999,720
	Kentucky — 1.8%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 112), Series B, 5.00% due 11/1/2019 - 11/1/2021	2,600,000	2,742,480
[a,e]	Louisville/Jefferson County Metropolitan Government (Louisville Gas & Electric Co.), 1.85% due 10/1/2033 (put 4/1/2021)	1,200,000	1,201,644
	Louisiana — 2.7%
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2021	600,000	630,528
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	1,000,000	1,043,770
	Shreveport Water & Sewer Revenue (Insured:BAM), Series C, 5.00% due 12/1/2023	860,000	975,102
	State of Louisiana GO, Series C, 5.00% due 8/1/2021	2,960,000	3,187,950
	Maryland — 0.7%
[d]	Maryland Stadium Authority (LOC Sumitomo Mitsui Banking Corp.), 1.49% due 3/1/2026 (put 4/5/2019)	715,000	715,000
	Washington County (Diakon Lutheran Social Ministries Obligated Group), Series B, 5.00% due 1/1/2020 - 1/1/2023	770,000	825,454
	Massachusetts — 0.2%
	Massachusetts Housing Finance Agency (Low and Moderate Income Housing), Series B, 2.00% due 6/1/2019	350,000	350,053
	Michigan — 3.8%
	Detroit Downtown Development Authority (Catalyst Development Project), Insured:AGM, Series A, 5.00% due 7/1/2021 - 7/1/2022	500,000	539,013
	Detroit Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue; Insured :AGM), Series A, 5.25% due 7/1/2020	2,800,000	2,921,016
	Livonia Public Schools School District (Insured: BAM) GO, 5.00% due 5/1/2021 - 5/1/2022	985,000	1,058,762
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	2,000,000	2,200,020
	Northern Michigan University, Series A, 5.00% due 12/1/2019 - 12/1/2021	1,535,000	1,612,830
	Mississippi — 0.5%
	Mississippi Development Bank (Jackson Public School District), 4.00% due 10/1/2019	750,000	758,543
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2022	375,000	414,371
	Nebraska — 1.0%
[a,f]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	2,000,000	2,216,960
	Nevada — 1.1%
	Clark County Department of Aviation, Series A, 5.00% due 7/1/2021	2,000,000	2,143,640
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2021	250,000	267,948
	New Jersey — 4.2%
	City of Trenton (Various Capital Improvements; Insured: AGM) (State Aid Withholding) GO, 5.00% due 7/15/2020	500,000	520,760
	New Jersey (Cigarette Tax) EDA, 5.00% due 6/15/2019	550,000	553,377
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series K, 5.50% due 12/15/2019	200,000	205,154
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2019	1,250,000	1,268,400
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), 5.00% due 6/15/2020	500,000	517,785
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: Natl-Re), Series B, 5.50% due 12/15/2020	2,000,000	2,117,940
	New Jersey Transportation Trust Fund Authority, Series A, 5.00% due 6/15/2019	1,000,000	1,006,620
	Passaic Valley Sewer Commissioners (Sewer System) GO, Series G, 5.75% due 12/1/2021	500,000	548,990
	Tobacco Settlement Financing Corp., Series A, 5.00% due 6/1/2019 - 6/1/2021	2,480,000	2,592,934
	New Mexico — 2.6%
[a]	City of Farmington (Southern California Edison Co.-Four Corners Project), 2.125% due 6/1/2040 (put 6/1/2022)	2,500,000	2,475,375
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.),
[d]	Series C, 1.50% due 8/1/2034 (put 4/1/2019)	2,800,000	2,800,000
[d]	Series D, 1.50% due 8/1/2034 (put 4/1/2019)	500,000	500,000
	New York — 13.2%
	City of New York (Capital Projects) GO, Series C, 5.00% due 8/1/2019	450,000	455,175
[d]	City of New York (SPA Barclays Bank plc) GO, 1.35% due 10/1/2046	1,000,000	1,000,000
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
[d]	City of New York (SPA Landesbank Hessen-Thuringen) GO, Series A-3 1.53% due 8/1/2035 (put 4/1/2019)	$2,950,000	$ 2,950,000
[b]	Long Island Power Authority, Series C 2.493% (LIBOR 1 Month + 0.750%) due 5/1/2033 (put 10/1/2023)	3,500,000	3,507,035
	Metropolitan Transportation Authority (Transit and Commuter System),
	Series A-1, 4.00% due 8/15/2019	1,000,000	1,008,700
	Series C-1, 5.00% due 9/1/2020	2,350,000	2,452,671
	Metropolitan Transportation Authority, Series A, 4.00% due 2/3/2020	1,000,000	1,019,060
[d]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA Barclays Bank plc) 1.52% due 11/1/2042 (put 4/1/2019)	4,400,000	4,400,000
[d]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA JP Morgan Chase Bank, N.A) 1.50% due 2/1/2045 (put 4/1/2019)	1,450,000	1,450,000
[d]	New York City Water & Sewer System, (SPA JP Morgan Chase Bank, N.A) 1.50% due 6/15/2043 (put 4/1/2019)	750,000	750,000
[d]	New York City Water & Sewer System, (SPA Landesbank Hessen-Thuringen) 1.49% due 6/15/2039 (put 4/1/2019)	600,000	600,000
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs), Series A, 5.00% due 7/1/2020	1,175,000	1,222,764
	Suffolk County GO, 5.00% due 7/24/2019	4,000,000	4,039,880
	Tobacco Settlement Asset Securitization Corp., Series A, 5.00% due 6/1/2021	1,000,000	1,063,740
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	3,150,000	3,173,374
	North Carolina — 0.8%
[d]	North Carolina Medical Care Commission (Novant Health Obligated Group), Series B 1.52% due 11/1/2034 (put 4/5/2019)	900,000	900,000
	North Carolina Turnpike Authority,
[f]	4.00% due 1/1/2020	400,000	406,132
[f]	5.00% due 1/1/2021 - 1/1/2022	415,000	442,194
	North Dakota — 1.8%
	County of McKenzie, 5.00% due 8/1/2022	2,000,000	2,199,100
	Ward County Insured: AGM, 3.00% due 4/1/2021	1,680,000	1,697,506
	Ohio — 1.8%
	Clty of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	500,000	537,685
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2022 - 2/15/2023	3,130,000	3,451,735
	Pennsylvania — 4.3%
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 10/1/2020	500,000	524,595
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2021	1,000,000	1,063,040
	Cumberland County Municipal Authority (Diakon Lutheran Social Ministries Obligated Group), 5.00% due 7/1/2019	300,000	302,106
	East Penn School District (State Aid Withholding) GO, 2.00% due 9/15/2020	555,000	555,144
[d]	Hospitals & Higher Education Facilities Authority of Philadelphia (Children’s Hospital of Philadelphia Obligated Group SPA Wells Fargo Bank, N.A.), 1.49% due 2/15/2021 - 7/1/2041 (put 4/1/2019)	3,095,000	3,095,000
	Luzerne County Industrial Development Authority (Insured: AGM) GO, 5.00% due 12/15/2019 - 12/15/2020	1,000,000	1,032,265
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2020 - 5/1/2022	745,000	794,746
	State Public School Building Authority (School District of Philadelphia), 5.00% due 6/1/2019	2,000,000	2,010,100
	Rhode Island — 0.7%
[g]	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2019	1,575,000	1,601,177
	South Carolina — 1.1%
[b]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 2.119% ( LIBOR 1 Month + 0.37%) due 1/1/2035 (put 1/1/2022)	2,500,000	2,499,450
	Tennessee — 0.7%
	Tennessee Energy Acquisition Corp. (The Gas Project), Series C, 5.00% due 2/1/2023	1,310,000	1,430,861
	Texas — 12.8%
	City of Brownsville (Water, Wastewater & Electric Utilities Systems), 5.00% due 9/1/2020	1,000,000	1,046,180
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2021	1,000,000	1,061,970
[b]	City of Houston (Combined Utility System), Series C, 2.107% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	3,200,000	3,195,168
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2022	1,000,000	1,101,830
	City of San Antonio (Electric and Gas Systems),
[a]	2.25% due 2/1/2033 (put 12/1/2019)	1,000,000	1,003,470
[a]	Series C, 3.00% due 12/1/2045 (put 12/1/2019)	265,000	267,226
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,000,000	1,081,840
	County of La Salle (Insured: AGM) GO, 5.00% due 3/1/2020 - 3/1/2021	1,900,000	1,987,397
[a]	Dallas Independent School District (School District Buildings Renovations; Insured: PSF-GTD) GO, Series B-4, 5.00% due 2/15/2036 (put 2/15/2020)	325,000	334,324
	Harris County Cultural Education Facilities Finance Corp (Texas Medical Center; LOC JPMorgan Chase Bank N.A.)
[d]	Series A 1.50% due 9/1/2031 (put 4/1/2019)	2,550,000	2,550,000
[d]	Series B-1 1.50% due 9/1/2031 (put 4/1/2019)	700,000	700,000
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center Central Heating & Cooling Service Corp.), 5.00% due 11/15/2020	1,145,000	1,204,139
	Houston Airport System Revenue, Series B, 5.00% due 7/1/2022 - 7/1/2023	780,000	867,195
[a]	Houston Independent School District, GO (Insured: PSF-GTD) Series B-REM, 2.40% due 6/1/2036 (put 6/1/2021)	3,275,000	3,314,038
	North Texas Tollway Authority, Series A, 5.00% due 1/1/2022	1,000,000	1,090,770
	Red River Authority (Insured: Natl-Re), 4.45% due 6/1/2020	2,500,000	2,568,300
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	510,000	543,874
10   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Texas Transportation Commission (Highway Improvements) GO, 4.00% due 8/29/2019	$4,295,000	$ 4,337,392
	Utah — 3.5%
[d]	Murray (IHC Health Services, Inc. Obligated Group), (SPA Barclays Bank Plc) Series C, 1.50% due 5/15/2037 (put 4/1/2019)	1,395,000	1,395,000
[d]	Murray (IHC Health Services, Inc. Obligated Group; SPA JP Morgan Chase Bank, N.A) Series B, 1.50% due 5/15/2037 (put 4/1/2019)	2,750,000	2,750,000
[d]	Weber County (IHC Health Services, Inc. Obligated Group), (SPA The Bank of NY Mellon) Series C, 1.50% due 2/15/2035 (put 4/1/2019)	3,600,000	3,600,000
	West Virginia — 1.1%
	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	1,000,000	1,017,060
[a]	West Virginia Economic Development Authority (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	1,425,000	1,447,757
	Total Investments — 97.7% (Cost $214,348,151)		$215,297,924
	Other Assets Less Liabilities — 2.3%		5,101,551
	Net Assets — 100.0%		$220,399,475

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at March 31, 2019.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $3,255,392, representing 1.48% of the Fund’s net assets.
d	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
e	When-issued security.
f	Illiquid security.
g	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
EDA	Economic Development Authority
ETM	Escrowed to Maturity
GO	General Obligation
HFA	Health Facilities Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.
Semi-Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (cost $214,348,151) (Note 3)	$ 215,297,924
Cash	664,158
Receivable for investments sold	8,140,000
Receivable for fund shares sold	137
Interest receivable	2,337,959
Prepaid expenses and other assets	198,985
Total Assets	226,639,163
Liabilities
Payable for investments purchased	3,200,000
Payable for fund shares redeemed	2,923,848
Payable to investment advisor and other affiliates (Note 4)	71,063
Accounts payable and accrued expenses	35,218
Dividends payable	9,559
Total Liabilities	6,239,688
Net Assets	$ 220,399,475
NET ASSETS CONSIST OF
Distributable earnings	$ 705,656
Net capital paid in on shares of beneficial interest	219,693,819
$ 220,399,475
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($19,443,103 applicable to 1,576,082 shares of beneficial interest outstanding - Note 5)	$ 12.34
Maximum sales charge, 1.50% of offering price	0.19
Maximum offering price per share	$ 12.53
Class I Shares:
Net asset value, offering and redemption price per share ($200,956,372 applicable to 16,294,954 shares of beneficial interest outstanding - Note 5)	$ 12.33
See notes to financial statements.
12   |  Semi-Annual Report

Statement of Operations
Thornburg Low Duration Municipal Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Interest income (net of premium amortized of $1,410,004)	$ 2,038,728
EXPENSES
Investment advisory fees (Note 4)	414,537
Administration fees (Note 4)
Class A Shares	10,635
Class I Shares	80,357
Distribution and service fees (Note 4)
Class A Shares	24,193
Transfer agent fees
Class A Shares	16,832
Class I Shares	40,874
Registration and filing fees
Class A Shares	8,524
Class I Shares	10,606
Custodian fees (Note 2)	16,380
Professional fees	22,016
Trustee and officer fees (Note 4)	5,086
Other expenses	12,668
Total Expenses	662,708
Less:
Expenses reimbursed by investment advisor (Note 4)	(120,344)
Net Expenses	542,364
Net Investment Income	$ 1,496,364
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(192,255)
Net change in unrealized appreciation (depreciation) on investments	1,349,688
Net Realized and Unrealized Gain	1,157,433
Net Increase in Net Assets Resulting from Operations	$ 2,653,797
See notes to financial statements.
Semi-Annual Report  |  13

Statements of Changes in Net Assets
Thornburg Low Duration Municipal Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 1,496,364	$ 1,224,067
Net realized gain (loss) on investments	(192,255)	(10,655)
Net unrealized appreciation (depreciation) on investments	1,349,688	(744,589)
Net Increase in Net Assets Resulting from Operations	2,653,797	468,823
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(152,325)	(166,761)
Class I Shares	(1,344,039)	(1,057,306)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(189,785)	3,245,973
Class I Shares	37,675,914	109,088,169
Net Increase in Net Assets	38,643,562	111,578,898
NET ASSETS
Beginning of Period	181,755,913	70,177,015
End of Period	$ 220,399,475	$ 181,755,913

*	Unaudited.
See notes to financial statements.
14   |  Semi-Annual Report

Notes to Financial Statements
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax, consistent with preservation of capital.
The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Semi-Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 214,348,151
Gross unrealized appreciation on a tax basis	1,009,032
Gross unrealized depreciation on a tax basis	(59,259)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 949,773
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $10,655. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had cumulative tax basis capital losses of $41,206 (of which $9,613 are short-term and $31,593 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
16   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 215,297,924	$ —	$ 215,297,924	$ —
Total Investments in Securities	$ 215,297,924	$ —	$ 215,297,924	$ —
Total Assets	$ 215,297,924	$ —	$ 215,297,924	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2019.
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.40% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned no net commissions from the sale of Class A shares.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 0.70%; Class I shares, 0.50%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $30,517 for Class A shares and $89,827 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 22.34%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act.
18  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
For the six months ended March 31, 2019, the Fund had transactions with affiliated funds of $32,086,088 in purchases and $10,075,000 in sales generating no realized gains or losses.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	958,615	$ 11,764,369	1,063,545	$ 13,097,781
Shares issued to shareholders in reinvestment of dividends	12,282	151,077	12,892	158,574
Shares repurchased	(983,689)	(12,105,231)	(813,563)	(10,010,382)
Net increase (decrease)	(12,792)	$ (189,785)	262,874	$ 3,245,973
Class I Shares
Shares sold	4,464,979	$ 54,835,542	10,776,875	$ 132,406,952
Shares issued to shareholders in reinvestment of dividends	104,605	1,286,131	82,245	1,011,086
Shares repurchased	(1,501,539)	(18,445,759)	(1,977,745)	(24,329,869)
Net increase	3,068,045	$ 37,675,914	8,881,375	$ 109,088,169
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $65,257,136 and $21,640,461, respectively.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  19

Financial Highlights
Thornburg Low Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 12.27	0.08	0.07	0.15	(0.08)	—	(0.08)	$ 12.34
2018 (b)	$ 12.38	0.11	(0.11)	— (e)	(0.11)	—	(0.11)	$ 12.27
2017 (b)	$ 12.34	0.08	0.04	0.12	(0.08)	—	(0.08)	$ 12.38
2016 (b)	$ 12.35	0.03	(0.01)	0.02	(0.03)	—	(0.03)	$ 12.34
2015 (b)	$ 12.34	0.02	0.01	0.03	(0.02)	—	(0.02)	$ 12.35
2014 (b)(f)	$ 12.31	0.02	0.03	0.05	(0.02)	—	(0.02)	$ 12.34
CLASS I SHARES
2019 (c)	$ 12.27	0.09	0.06	0.15	(0.09)	—	(0.09)	$ 12.33
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	(0.14)	$ 12.27
2017	$ 12.34	0.10	0.03	0.13	(0.10)	—	(0.10)	$ 12.37
2016	$ 12.35	0.05	(0.01)	0.04	(0.05)	—	(0.05)	$ 12.34
2015	$ 12.34	0.04	0.01	0.05	(0.04)	—	(0.04)	$ 12.35
2014 (f)	$ 12.31	0.04	0.03	0.07	(0.04)	—	(0.04)	$ 12.34

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Total from investment operations was less than $0.01 per share.
(f)	Fund commenced operations on December 30, 2013.
+	Based on weighted average shares outstanding.
See notes to financial statements.
20  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Low Duration Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

1.26 (d)	0.70 (d)	0.70 (d)	0.95 (d)	1.21	16.53	$ 19,443
0.92	0.70	0.70	1.06	0.02	35.36	$ 19,497
0.72	0.67	0.67	1.16	0.98	42.94	$ 16,412
0.24	0.70	0.70	2.19	0.15	21.17	$ 4,241
0.15	0.67	0.67	2.85	0.22	15.75	$ 3,273
0.20 (d)	0.66 (d)	0.65 (d)	3.14 (d)	0.40	4.54	$ 2,751

1.47 (d)	0.50 (d)	0.50 (d)	0.60 (d)	1.22	16.53	$ 200,956
1.12	0.50	0.50	0.64	0.30	35.36	$ 162,259
0.85	0.49	0.49	0.67	1.09	42.94	$ 53,765
0.43	0.50	0.50	0.72	0.36	21.17	$ 38,572
0.32	0.50	0.50	0.82	0.40	15.75	$ 41,755
0.42 (d)	0.44 (d)	0.44 (d)	1.77 (d)	0.56	4.54	$ 12,672
Semi-Annual Report  |  21

Expense Example
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$1,012.06	$3.51
Hypothetical*	$1,000.00	$1,021.44	$3.53
CLASS I SHARES
Actual	$1,000.00	$1,012.24	$2.51
Hypothetical*	$1,000.00	$1,022.44	$2.52

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
22  |  Semi-Annual Report

Other Information
Thornburg Low Duration Municipal Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  23

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
24  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  25

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26  |  Semi-Annual Report

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Semi-Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3053

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Limited Term Municipal Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
April 10, 2019
Dear Fellow Shareholder:
We are pleased to present the semi-annual report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class I shares increased 24 cents to $14.34 per share during the semi-annual period ended March 31, 2019. The Class I shares of your Fund underperformed the index with a 2.75% total return for the semi-annual period ended March 31, 2019, compared to the 3.63% total return for the ICE BofAML 1-10 Year U.S. Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations and other risk factors during the semi-annual period. The impact of the Fund’s 0.82 years shorter duration detracted 0.456%. The Fund’s credit quality allocations detracted 0.017%, while other risk factors detracted 0.11%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
It seems clear the President of the United States and Chairman of the Federal Reserve are locked in an epic battle over the fate of the U.S. economy. President Donald Trump has begged, cajoled or otherwise threatened Fed Chairman Jerome Powell to stop raising interest rates. He has gone so far as to blame the turmoil in the stock market at the end of 2018 solely on the Fed’s actions. Those comments, along with equity market volatility and perceived macroeconomic weakness, has led the market to discount the probability that the Fed continues to hike rates.
It is well known that the Fed has a dual mandate: ensure low unemployment while maintaining low inflation. By those metrics, the Fed is a rousing success and has been for some time. And yet Chairman Powell, and Janet Yellen before him, have pushed rates higher. Why? Why would either of them take any action if, by every available measure, they have already accomplished their goal? Either they are supervillains, or they believe that their job entails more than the dual mandate.
Chairman Powell seems acutely aware of the problem that the Fed has created with a zero interest rate policy and its asset purchase program, otherwise known as “quantitative easing.” For years, investors have been pushed out the risk spectrum, leaving the safety of money market funds offering zero percent yields in search of income in riskier and riskier asset classes. If Chairman Powell believes that the job of the Fed extends beyond the dual mandate and includes the overall health of the U.S. macroeconomy, then he must be concerned with the disconnect between investors’ current asset allocations and their actual risk profiles. The easiest way to fix the issue with investors’ imprudent risk taking is to provide them with attractive investment options that offer lower risk profiles. And the easiest way to do that is to continue pushing rates higher, which he did through much of 2018.
This led to the makings of an attractive rate market going into the last couple weeks of December, but it turned out to be ephemeral. An equity market selloff, the ensuing flight to quality and a capitulating Fed all converged to move the 10-year AAA-rated GO municipal bond, as measured by the Thomson Reuters Municipal Market Data (MMD) AAA Curve, from a high of 2.78% in early November 2018 to a low of 1.88% in late March 2019. This was despite heavy tax-loss selling experienced in December that one would expect to push rates higher. Tax-loss selling has reversed itself to a large degree as flows into the muni space have been extraordinary through the first quarter of 2019. Nearly $24 billion flowed to municipal mutual funds in the first three months of the year, marking the best quarter return in five years, according to Investment Company Institute data.
Following the Fed’s capitulation at its December meeting, as well as its dovish language in the most recent statement, maintaining current levels of consumption via the wealth effect has taken on more importance. The change in guidance isn’t only domestic. Stimulus is back on the front burner globally, from the European Central Bank’s “targeted longer-term refinancing operations” aimed at boosting credit growth in the Eurozone to the People’s Bank of China’s pump-priming exertions. The policy accommodation has certainly been a positive for domestic and global equity markets, notwithstanding the rally in fixed income. Case in point: the ICE BofAML Municipal Master Index returned 2.95% in the first quarter of 2019, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.94% and the S&P 500 Index returned 13.65%.
The question for fixed income investors remains: Will rates fall further or does the Fed raise again? Based on how the five-year Treasury bond and one-month T-Bill were trading at 2.23% and 2.42% in late March 2019, respectively, it would appear the bond market is anticipating the next move by the Fed will be a cut. With the bond market and the equity markets having a difference of opinions, one thing is certain: either the bond market is right, or the equity market is right, but it can’t be both. Goldilocks is a fairy tale, not a sound investment thesis.
All this leads to our positioning and portfolio actions in the current market environment. Our strategies have been positioned in the bearish ranges for quite some time with shorter durations, higher credit qualities and higher cash reserves. As rates climbed through much of 2018, our defensive positioning paid off well. Even with the reduction in rates in the last couple weeks of the year, the shorter the duration, the better. So far this year, it has been the opposite. Rates have fallen, leading longer-duration strategies to outperform those of shorter duration. With the reduction in rates, we are comfortable maintaining our current positioning but will look to add additional duration when the opportunity presents itself. The same can be said for credit. We feel the worst mistake at this point in the cycle would be to take risk when we are not being

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
compensated to do so. Patience is now more of a virtue than before.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 9/28/84)
Without sales charge	3.07%	1.04%	1.49%	2.71%	4.69%
With sales charge	1.49%	0.54%	1.18%	2.55%	4.64%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.81%	0.80%	1.26%	2.45%	3.15%
With sales charge	2.31%	0.80%	1.26%	2.45%	3.15%
Class I Shares (Incep: 7/5/96)	3.25%	1.33%	1.79%	3.03%	3.72%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	1.71%
SEC Yield	1.19%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%, Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.71%; C shares, 0.95%; I shares, 0.43%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 1-10 Year Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s and S&P).
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Semi-Annual Report

Fund Summary
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).
The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,701
Effective Duration	3.0 Yrs
Average Maturity	3.5 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
4%	19%	11%	14%	12%	11%	11%	8%	5%	3%	2%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 98.3%
	Alabama — 0.9%
	Alabama Public School & College Authority (Education System Capital Improvements),
	Series A, 5.00% due 6/1/2019 - 6/1/2022	$ 20,865,000	$ 22,079,487
	Series B, 5.00% due 6/1/2019 - 6/1/2023	1,505,000	1,609,559
	Alabama State Board of Education (Calhoun Community College), 4.00% due 5/1/2019 - 5/1/2022	5,425,000	5,573,711
	East Alabama Health Care Authority GO, 5.00% due 9/1/2021 - 9/1/2022	2,045,000	2,197,157
	Lower Alabama Gas District, 5.00% due 9/1/2029	3,625,000	4,278,370
	Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	3,375,000	3,384,079
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	10,709,713
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,747,694
	Alaska — 0.3%
	Alaska Energy Authority (Bradley Lake Hydroelectric Project; Insured: AGM), 6.00% due 7/1/2020	1,790,000	1,884,995
	City of Valdez (BP Pipelines (Alaska), Inc. Project),
	5.00% due 1/1/2021	12,000,000	12,653,040
	Series B, 5.00% due 1/1/2021	6,485,000	6,837,914
	Arizona — 1.9%
	Arizona (Dignity Health) HFA, 5.00% due 7/1/2019 - 7/1/2020	2,655,000	2,677,351
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,100,000	3,523,962
	Arizona Board of Regents (Arizona State University) COP,
	Series A, 5.00% due 9/1/2019 - 9/1/2023	18,235,000	19,989,413
	Series C, 5.00% due 6/1/2022	6,080,000	6,703,869
	Arizona Board of Regents (Northern Arizona University Projects) COP,
	3.00% due 9/1/2019	2,525,000	2,538,963
	5.00% due 9/1/2020 - 9/1/2023	6,825,000	7,449,137
	Arizona Board of Regents (University of Arizona) COP, 5.00% due 6/1/2022 - 6/1/2028	1,690,000	1,972,299
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2020 - 8/1/2024	1,925,000	2,148,096
	Arizona Transportation Board, Series A, 5.00% due 7/1/2019 - 7/1/2022	15,975,000	16,947,781
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2022 - 7/1/2025	8,580,000	9,988,295
	City of Tucson (Street and Highway Projects), Series A, 5.00% due 7/1/2022	2,135,000	2,362,420
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities),
	Series A,
	3.00% due 7/1/2021 - 7/1/2022	2,525,000	2,622,552
	5.00% due 7/1/2020 - 7/1/2022	1,400,000	1,505,766
	Pima County (Sewer System & Fleet Services Facilities Expansion) COP, 5.00% due 12/1/2019 - 12/1/2022	4,760,000	5,093,035
	Pinal County (Detention and Training Facilities), Series A, 5.00% due 8/1/2019 - 8/1/2025	6,190,000	6,884,436
	Pinal County (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,479,910
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2026 - 1/1/2028	7,000,000	8,639,120
	State of Arizona Department of Administration (State Lottery; Insured: AGM), 5.00% due 7/1/2020	8,705,000	9,079,837
	Arkansas — 0.1%
	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities), 3.00% due 11/1/2023	615,000	649,317
	City of Fort Smith (Water and Sewer System Construction; Insured: AGM), 4.00% due 10/1/2019	1,670,000	1,688,938
	Jefferson County (Jefferson Regional Medical Center; Insured: AGM), 4.50% due 6/1/2019	1,580,000	1,586,604
	California — 6.3%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2021 - 12/1/2023	6,200,000	7,059,652
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,250,000	3,044,535
	Brentwood Infrastructure Financing Authority (Redevelopment Agency of the City of Brentwood; Insured: AGM), 5.25% due 11/1/2019	725,000	741,204
	Cabrillo (Educational Facilities; Insured: AMBAC) USD GO, Series A, Zero Coupon due 8/1/2021	1,000,000	958,680
	California (Community Developmental Disabilities Program; Insured: California Mtg Insurance) HFFA, 5.75% due 2/1/2020 - 2/1/2021	3,670,000	3,870,417
	California (Dignity Health) HFFA,
	Series A,
	5.00% due 3/1/2020 - 3/1/2021	7,850,000	8,201,663
	5.25% due 3/1/2022	7,020,000	7,470,754
[a]	California (St. Joseph Health System) HFFA, Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,000,000	5,244,400
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2021	4,870,000	5,215,137
[b]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.399% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	5,000,000	5,016,450
	California State Economic Recovery GO, Series A, 5.00% due 7/1/2020 (pre-refunded 7/1/2019)	4,200,000	4,237,800
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2020 - 4/1/2021	2,475,000	2,591,075
	California State Public Works Board (California State University), Series A, 5.00% due 10/1/2020	1,000,000	1,051,930
	California State Public Works Board (Coalinga State Hospital), 5.00% due 6/1/2020 - 6/1/2022	22,240,000	24,067,115
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	California State Public Works Board (Laboratory Facility and San Diego Courthouse),
	Series I,
	5.00% due 11/1/2021	$ 750,000	$ 815,708
[c]	5.00% due 11/1/2022	10,075,000	11,278,962
	California State Public Works Board (Various Capital Projects),
	Series A, 5.00% due 10/1/2021	1,000,000	1,084,890
	Series G, 5.00% due 11/1/2020 - 11/1/2021	3,250,000	3,485,488
	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series A, 5.00% due 4/1/2019	27,000,000	27,000,000
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	10,125,000	9,337,882
	Central Valley Financing Authority (Carson Ice), 5.00% due 7/1/2019	1,750,000	1,765,925
	Clovis (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2019	2,685,000	2,671,494
	Community Facilities District No. 86-1 of the Irvine (Educational Facilities; Insured: AGM) USD, 5.25% due 9/1/2019	3,000,000	3,049,230
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project),
	5.00% due 12/1/2020 - 12/1/2024	26,635,000	30,159,765
	Series C, 5.00% due 6/1/2020 - 6/1/2024	8,960,000	10,141,758
	Escondido Union High School District (Insured: Natl-Re) GO, Zero Coupon due 11/1/2020	2,655,000	2,587,085
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD COP, Series B-2, 5.50% due 12/1/2019	7,040,000	7,223,744
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series A, 5.00% due 7/1/2023	8,950,000	10,180,983
	Series B, 5.00% due 7/1/2023	11,950,000	13,593,603
	Series D, 5.00% due 7/1/2022 - 7/1/2024	22,900,000	25,966,113
	Los Angeles County Public Works Financing Authority (Multiple Capital Projects), Series A, 5.00% due 8/1/2019	17,935,000	18,155,242
	Needles USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	915,424
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	5,054,404
[a,c]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	35,000,000	37,747,150
	Northern California Power Agency (Hydroelectric Project) ETM, Series A, 5.00% due 7/1/2019	1,000,000	1,008,880
	Northern California Power Agency (Hydroelectric Project), Series A, 5.00% due 7/1/2020	1,325,000	1,336,766
	Palo Alto USD GO, Zero Coupon due 8/1/2019	1,000,000	995,100
	Palomar Community College District GO, Series B, Zero Coupon due 8/1/2021	2,560,000	2,467,891
	Rocklin (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2022	3,910,000	3,679,779
	Sacramento City (Educational Facilities Improvements) USD GO, 5.00% due 7/1/2021	3,265,000	3,474,123
	Sacramento City Financing Authority (Merged Downtown & Oak Park; Insured: Natl-Re), Zero Coupon due 12/1/2019 - 12/1/2021	4,520,000	4,409,388
	San Diego (Educational System Capital Projects; Insured: Natl-Re) GO, Series D-1, 5.50% due 7/1/2020	10,000,000	10,517,700
	San Diego Convention Center Expansion Financing Authority, Series A, 5.00% due 4/15/2020 - 4/15/2022	15,000,000	16,218,960
	Santa Ana (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2019	3,425,000	3,406,882
	Santa Fe Springs Community Development Commission (Consolidated Redevelopment Project; Insured: Natl-Re), Zero Coupon due 9/1/2024	7,000,000	6,218,800
	State of California (Various Purposes) GO, 5.00% due 9/1/2020 - 9/1/2021	15,000,000	15,913,650
	West Contra Costa (Educational Facilities; Insured: AGM) USD GO, Series C-1, Zero Coupon due 8/1/2022	4,000,000	3,776,920
[c]	West Covina Redevelopment Agency (Fashion Plaza), 6.00% due 9/1/2022	5,110,000	5,506,434
	Colorado — 1.8%
	City & County of Denver (Buell Theatre Property) COP, 5.00% due 12/1/2020 - 12/1/2023	8,610,000	9,380,312
[d]	City & County of Denver COP (SPA JP Morgan Chase Bank, N.A) Series A1, 1.50% due 12/1/2029 (put 4/1/2019)	3,200,000	3,200,000
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP,
	4.00% due 12/15/2019 - 12/15/2020	1,000,000	1,031,318
	5.00% due 12/15/2021 - 12/15/2023	3,210,000	3,594,920
	City of Longmont, 6.00% due 5/15/2019	1,655,000	1,663,788
	Colorado (Northern Colorado Medical Center) HFA, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,539,173
	Colorado (Northern Colorado Medical Center; Insured: AGM) HFA ETM, Series B-REMK, 5.25% due 5/15/2019	2,225,000	2,234,879
	Colorado Educational & Cultural Facilities Authority (National Conference of State Legislatures), 5.00% due 6/1/2020 - 6/1/2021	2,805,000	2,905,594
	El Paso County (Judicial Complex; Insured: AGM), 5.00% due 12/1/2022 - 12/1/2028	2,500,000	2,988,887
	El Paso County (Pikes Peak Regional Development Center) COP,
	4.00% due 12/1/2021	1,000,000	1,060,810
	5.00% due 12/1/2023	1,330,000	1,523,329
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2020 - 12/15/2024	1,950,000	2,215,183
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,793,610
	Park Creek Metropolitan District (Insured: AGM) ETM, 5.50% due 12/1/2019	1,000,000	1,026,240
	Regional Transportation District (FasTracks Transportation System) COP, 5.00% due 6/1/2019 - 6/1/2020	8,385,000	8,554,427
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2023 - 6/1/2024	8,000,000	9,034,120
	Regional Transportation District COP,
	Series A,
	5.50% due 6/1/2021	205,000	213,905
	5.50% due 6/1/2021 (pre-refunded 6/1/2020)	2,165,000	2,262,706
	State of Colorado COP, Series A, 5.00% due 9/1/2024 - 9/1/2028	4,610,000	5,541,398
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	State of Colorado Education Loan Program, Series A, 4.00% due 6/27/2019	$ 46,960,000	$ 47,230,959
	Connecticut — 1.1%
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
	5.00% due 10/1/2022	1,765,000	1,953,467
	Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	2,110,144
	State of Connecticut 5.00% due 6/15/2023 - 6/15/2027	4,825,000	5,679,993
	State of Connecticut (Educational Facilities) GO, 5.00% due 9/1/2023 - 6/15/2025	35,950,000	41,265,436
	State of Connecticut (Various Capital Projects) GO,
	5.00% due 8/15/2024	1,845,000	2,071,714
	Series B, 5.00% due 5/15/2027	5,000,000	5,864,150
[b]	Series D, 2.42% (MUNIPSA + 0.92%) due 9/15/2019	1,000,000	1,002,720
	State of Connecticut GO,
	5.00% due 6/15/2028	1,855,000	2,244,902
	Series E, 5.00% due 9/15/2028	2,560,000	3,105,971
	State of Connecticut Special Tax Revenue, Series B, 5.00% due 10/1/2021	2,200,000	2,371,028
	Delaware — 0.0%
	Delaware Transportation Authority (Transportation System), 5.00% due 7/1/2020 - 7/1/2022	1,940,000	2,115,204
	District of Columbia — 0.2%
	District of Columbia 5.00% due 12/1/2027	925,000	960,640
	District of Columbia (Insured: Syncora) GO, Series B, 5.25% due 6/1/2020	3,005,000	3,133,043
	District of Columbia (National Public Radio), Series A, 5.00% due 4/1/2019 - 4/1/2020	2,695,000	2,756,028
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2020 - 7/1/2028	6,705,000	7,792,864
	Florida — 6.4%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2022 - 7/1/2023	3,850,000	4,308,109
	Broward County (Airport, Marina & Port Improvements),
	4.00% due 10/1/2020	1,660,000	1,721,470
	5.00% due 10/1/2019 - 10/1/2020	3,000,000	3,120,930
	Broward County (Port Facilities), 5.50% due 9/1/2019	2,800,000	2,844,940
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2021 - 7/1/2025	22,580,000	25,691,966
	Series B, 5.00% due 7/1/2023 - 7/1/2025	9,000,000	10,517,730
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	15,386,347
	Central Florida Expressway Authority, 5.00% due 7/1/2022 - 7/1/2026	4,100,000	4,713,943
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	6,497,335
[d]	City of Gainesville (Utilities System; SPA Landesbank Hessen-Thuringen), Series A-REMK 1.49% due 10/1/2026 (put 4/1/2019)	560,000	560,000
	City of Jacksonville, Series C, 5.00% due 10/1/2023	1,105,000	1,254,319
	City of Lakeland (Energy System; Insured: AGM), 5.00% due 10/1/2019 - 10/1/2020	6,695,000	6,864,511
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2019 - 11/15/2026	7,580,000	8,061,214
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	3,258,975
	City of North Miami Beach (North Miami Beach Water Project), 5.00% due 8/1/2019 - 8/1/2021	3,430,000	3,560,927
	City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2023 - 11/1/2027	3,530,000	4,160,645
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University) ETM, 5.50% due 4/1/2019	1,705,000	1,705,000
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2019 - 4/1/2020	2,225,000	2,263,306
	Florida Higher Educational Facilities Financing Authority (University of Tampa), Series A, 5.00% due 4/1/2019 - 4/1/2022	1,845,000	1,900,099
	Florida State Board of Governors (University System Capital Improvements), Series A, 4.00% due 7/1/2020 - 7/1/2022	12,655,000	13,327,208
	Fort Myers Utility System Revenue,
	5.00% due 10/1/2023	990,000	1,069,735
	5.00% due 10/1/2023 (pre-refunded 10/1/2021)	2,370,000	2,567,089
[d]	Gainesville Utilities System Revenue, (SPA Landesbank Hessen-Thuringen) Series C, 1.50% due 10/1/2026 (put 4/1/2019)	2,890,000	2,890,000
	Highlands County Health Facilities Authority ETM, 5.00% due 11/15/2019	5,000	5,104
	Highlands County Health Facilities Authority, 5.00% due 11/15/2019	2,995,000	3,056,517
	Hillsborough County (Court Facilities), Series B, 5.00% due 11/1/2019 - 11/1/2021	13,945,000	14,695,321
	Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2021 - 11/1/2022	5,305,000	5,847,843
	Hillsborough County School Board (Master Lease Program) COP, 5.00% due 7/1/2027 - 7/1/2028	10,035,000	12,349,681
	Jacksonville Electric Authority (Electric System) ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,594,806
	Jacksonville Electric Authority (Electric System), Series A, 5.00% due 10/1/2024 (pre-refunded 10/1/2023)	1,200,000	1,371,876
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,456,180
	Manatee County (County Capital Projects), 5.00% due 10/1/2021	2,775,000	3,001,329
[d]	Manatee County (Florida Power & Light Co.), 1.50% due 9/1/2024 (put 4/1/2019)	1,500,000	1,500,000
	Manatee County (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,139,526
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,502,451
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2019 - 6/1/2024	10,965,000	11,665,223
10   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Miami Beach GO,
	4.00% due 9/1/2019 - 9/1/2021	$ 3,760,000	$ 3,841,037
	5.00% due 9/1/2020 - 9/1/2022	4,720,000	4,981,314
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,920,875
	Miami-Dade County (Professional Sports Franchise Facilities; Insured: AGM), Series C, Zero Coupon due 10/1/2019	2,170,000	2,152,228
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,215,000	11,964,680
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,629,700
	Miami-Dade County Expressway Authority (Toll System; Insured: AGM), 5.00% due 7/1/2019	7,530,000	7,592,650
[d]	Miami-Dade County Industrial Development Authority, (Florida Power & Light Co.), 1.51% due 6/1/2021 (put 4/1/2019)	12,800,000	12,800,000
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2022 - 5/1/2024	15,535,000	17,576,327
[a]	5.00% due 5/1/2031 (put 5/1/2024)	2,550,000	2,912,610
	Series C, 5.00% due 5/1/2025	15,000,000	17,588,400
	Orange County (Orlando Health, Inc.) HFA,
	5.25% due 10/1/2019	6,050,000	6,161,683
	5.375% due 10/1/2023	4,150,000	4,229,140
	Orange County (Orlando Health, Inc.; Insured: Natl-Re) HFA ETM, 6.25% due 10/1/2021	1,190,000	1,269,813
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2019 - 8/1/2025	10,795,000	11,909,781
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2020	600,000	628,920
	Palm Beach County School Board (Educational Facilities) COP,
	Series B, 5.00% due 8/1/2022 - 8/1/2024	10,370,000	11,901,021
	Series C,
	4.00% due 8/1/2019 - 8/1/2021	4,775,000	4,987,000
	5.00% due 8/1/2020 - 8/1/2022	2,750,000	2,976,871
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2021 - 8/1/2026	10,130,000	11,630,278
	Polk County (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,581,326
	Polk County (Water and Wastewater Utility Systems; Insured: AGM),
	3.00% due 10/1/2021	3,125,000	3,214,437
	4.00% due 10/1/2020	3,100,000	3,213,367
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements) GO, 5.00% due 6/1/2023	1,940,000	2,201,221
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2021 - 6/1/2025	4,210,000	4,865,094
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems), Series 1, 5.00% due 10/1/2021 - 10/1/2023	2,575,000	2,845,457
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2019 - 10/1/2022	7,030,000	7,514,923
	South Lake County Hospital District, 5.00% due 10/1/2025	4,140,000	4,276,620
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), 5.00% due 9/1/2021 - 9/1/2024	7,275,000	8,111,541
	Sunshine State Governmental Financing Commission (Miami-Dade County Program; Insured: AGM), 5.00% due 9/1/2021	5,000,000	5,383,550
	Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	3,000,000	3,051,810
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), 5.00% due 10/15/2023 - 10/15/2025	1,750,000	2,015,449
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.; Insured: AGM) ETM, 5.00% due 10/15/2019	2,350,000	2,393,616
	Volusia County School Board (University High School, River Springs Middle School) COP, 5.00% due 8/1/2024	1,000,000	1,157,350
	Georgia — 1.4%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC),
	4.00% due 6/15/2020	395,000	406,672
	5.00% due 6/15/2019	400,000	402,820
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct, LLC), 5.00% due 6/15/2022 - 6/15/2024	1,790,000	2,017,082
	City of Atlanta (Airport Passenger Facility),
	5.00% due 1/1/2024 - 1/1/2025	3,850,000	4,447,487
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	3,026,944
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2020 - 12/1/2024	4,100,000	4,548,436
	City of Atlanta (BeltLine Project), Series A, 5.00% due 1/1/2020 - 1/1/2021	585,000	599,052
	City of Atlanta (Hartsfield-Jackson Atlanta International Airport),
	Series B, 5.00% due 1/1/2020 - 1/1/2021	13,000,000	13,332,050
	Series C,
	5.25% due 1/1/2020	5,000,000	5,137,150
	5.50% due 1/1/2021	3,525,000	3,762,726
	City of Atlanta (Water & Wastewater System),
	5.00% due 11/1/2021 - 11/1/2025	6,630,000	7,505,136
	6.00% due 11/1/2019	5,650,000	5,795,657
	Fulton County Development Authority (Georgia Tech Athletic Association), 5.00% due 10/1/2022	4,550,000	5,014,691
	Fulton County Facilities Corp. (Public Purpose Project) COP, 5.00% due 11/1/2019	6,600,000	6,730,614
	Hospital Authority of Gwinnett County (Gwinnett Hospital System, Inc.; Insured: AGM), Series A, 5.00% due 7/1/2023	5,000,000	5,032,850
Semi-Annual Report  |  11

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2023 - 5/15/2029	$ 12,265,000	$ 14,144,548
[a]	Monroe County Development Authority (Gulf Power Co.), 2.00% due 9/1/2037 (put 6/25/2020)	1,300,000	1,291,992
	Guam — 0.7%
	Government of Guam (Layon Solid Waste Disposal Facility ETM, Series A, 5.50% due 12/1/2019	2,000,000	2,053,560
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2019 - 11/15/2024	18,450,000	20,072,898
	Guam Government Waterworks Authority (Water & Wastewater System Improvements), 5.25% due 7/1/2020 - 7/1/2023	1,995,000	2,175,741
	Guam Government, 5.00% due 1/1/2025	305,000	322,391
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	5,070,000	5,696,449
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2019 - 10/1/2022	8,840,000	9,559,535
	Hawaii — 1.3%
	City and County of Honolulu (Capital Improvements) GO ETM, 5.00% due 11/1/2022	1,750,000	1,954,295
	City and County of Honolulu (Capital Improvements) GO, 5.00% due 11/1/2019 - 11/1/2022	21,350,000	22,909,981
[b]	City and County of Honolulu (Rail Transit Project) GO, 1.82% (MUNIPSA + 0.32%) due 9/1/2025 - 9/1/2028 (put 9/1/2020)	17,075,000	17,068,511
	County of Hawaii (Capital Improvements) GO,
	5.00% due 9/1/2023	800,000	913,960
	Series B, 5.00% due 9/1/2023	1,500,000	1,713,675
	Series C, 5.00% due 9/1/2021 - 9/1/2026	7,250,000	8,304,610
	Series D, 5.00% due 9/1/2023 - 9/1/2026	4,515,000	5,330,530
	Series E, 5.00% due 9/1/2021 - 9/1/2026	6,180,000	6,971,733
	State of Hawaii (Hawaiian Home Lands Settlement) GO ETM,
	Series DZ, 5.00% due 12/1/2019	1,545,000	1,579,407
	Series DZ-2017, 5.00% due 12/1/2019	60,000	61,357
	State of Hawaii (Hawaiian Home Lands Settlement) GO,
	Series DZ, 5.00% due 12/1/2022 (pre-refunded 12/1/2021)	4,000,000	4,352,704
	Series DZ-2017, 5.00% due 12/1/2019	1,395,000	1,426,736
	Series EA, 5.00% due 12/1/2020 - 12/1/2021	5,500,000	5,911,690
	Idaho — 0.3%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2022 - 12/1/2024	4,200,000	4,803,810
[a]	Regents of the University of Idaho, 5.25% due 4/1/2041 (put 4/1/2021)	12,295,000	13,077,331
	Illinois — 6.4%
	Board of Education of the City of Chicago (Educational Facilities; Insured: BHAC) GO, Zero Coupon due 12/1/2020	12,000,000	11,558,160
	Board of Trustees of Southern Illinois University (Housing & Auxiliary Facilities; Insured: Natl-re), Series A, 5.25% due 4/1/2020	1,000,000	1,027,320
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2022 - 1/1/2024	3,700,000	4,113,128
	Chicago O’Hare International Airport (2015 Airport Projects), Series B, 5.00% due 1/1/2020 - 1/1/2021	5,350,000	5,581,563
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	2,073,015
	Chicago O’Hare International Airport (Capital Development Programs), Series B, 5.00% due 1/1/2022 (pre-refunded 1/1/2021)	5,835,000	6,188,893
	Chicago Park District Series B 5.00% due 1/1/2020	3,185,000	3,249,433
	Chicago Park District (Capital Improvement Plan) GO,
	4.00% due 1/1/2020	815,000	825,000
	5.00% due 1/1/2023 - 1/1/2025	5,350,000	5,879,713
	Series B,
	4.00% due 1/1/2020	2,730,000	2,763,497
	5.00% due 1/1/2021 - 1/1/2024	7,270,000	7,769,009
	Series C, 5.00% due 1/1/2022 - 1/1/2023	5,155,000	5,555,918
	Series D, 5.00% due 1/1/2020	530,000	540,722
	Chicago Park District GO,
	Series D 5.00% due 1/1/2021	1,790,000	1,870,049
	Series D, 5.00% due 1/1/2024	1,060,000	1,168,894
	Chicago School Reform Board of Trustees of the Board of Education (School District Capital Improvement Program; Insured: Natl-Re) GO, Series A, 5.25% due 12/1/2021	1,500,000	1,598,565
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	24,781,345
	City of Chicago (Project Fund), Series A, 5.00% due 1/1/2024 - 1/1/2027 (pre-refunded 1/1/2020)	17,850,000	18,302,677
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2021 - 1/1/2023	2,410,000	2,524,647
	City of Chicago (Wastewater Transmission System), Series C-REMK-10/, 5.00% due 1/1/2020 - 1/1/2025	17,750,000	19,733,380
	City of Chicago (Wastewater Transmission System; Insured: BHAC), Series A, 5.50% due 1/1/2020	1,400,000	1,404,270
	City of Chicago (Water System),
	5.00% due 11/1/2027	6,250,000	7,292,375
	Series 2017-2, 5.00% due 11/1/2020 - 11/1/2024	4,150,000	4,523,668
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,377,420
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2019 - 12/15/2021	3,425,000	3,528,821
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2019 - 12/30/2022	6,035,000	6,423,885
	Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2021 - 12/1/2024	10,935,000	12,318,127
12   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Community College District No. 516 (Waubonsee Community College) GO,
	4.50% due 12/15/2020	$ 1,325,000	$ 1,388,812
	5.00% due 12/15/2021	6,175,000	6,711,422
	Community High School District No. 127 (Lake County-Grayslake Educational Facilities.; Insured: Syncora) GO, 7.375% due 2/1/2020	1,000,000	1,046,910
	Community Unit School District No. 200 (DuPage County Educational Facilities; Insured: FSA) GO, Series D, 5.25% due 10/1/2023	1,000,000	1,016,500
	Community Unit School District No. 302 (Kane & DeKalb County Educational Facilities; Insured: Natl-Re) GO, Zero Coupon due 2/1/2021	3,165,000	3,044,635
	Community Unit School District No. 428 (DeKalb County Educational Facilities) GO, Zero Coupon due 1/1/2021	6,140,000	5,843,131
	Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,924,733
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2020 - 12/1/2024	8,020,000	8,582,339
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,608,557
	Cook County School District No.170 (Insured: AGM) GO., Series D, 5.00% due 12/1/2024	1,190,000	1,339,357
	County of Cook (Capital Improvement Plan) GO,
	Series A, 5.00% due 11/15/2021	5,000,000	5,373,300
	Series C,
	4.00% due 11/15/2020 - 11/15/2022	3,925,000	4,117,227
	5.00% due 11/15/2020 - 11/15/2022	9,195,000	9,664,139
	Series D, 5.00% due 11/15/2019	3,690,000	3,760,737
	County of Cook Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,716,222
	Du Page County High School District No. 88 (Addison Trail and Willowbrook High Schools GO, 3.00% due 1/15/2020	2,630,000	2,657,378
	Forest Preserve District of Cook County GO, Series A, 5.00% due 11/15/2021	1,500,000	1,598,595
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020 - 11/1/2024	9,455,000	10,776,451
[d]	Illinois Development Finance Authority (NorthShore University HealthSystem), (SPA JP Morgan Chase Bank, N.A) 1.50% due 5/1/2031 (put 4/1/2019)	5,620,000	5,620,000
	Illinois Finance Authority (Advocate Health Care),
	5.00% due 8/1/2023 - 8/1/2024	1,365,000	1,569,143
[a]	Series A-1, 5.00% due 11/1/2030 (put 1/15/2020)	1,575,000	1,615,493
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2020 - 11/15/2025	3,020,000	3,453,817
	Illinois Finance Authority (Trinity Health), Series L, 4.00% due 12/1/2021	1,000,000	1,060,550
	Illinois State Toll Highway Authority,
	Series A-1, 5.00% due 1/1/2025	6,500,000	6,661,850
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	11,954,750
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO ETM, Zero Coupon due 12/1/2021	765,000	732,426
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO, Zero Coupon due 12/1/2021	1,235,000	1,164,580
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	8,108,171
	McHenry County Conservation District GO, 5.00% due 2/1/2021 - 2/1/2025	4,325,000	4,806,166
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion), Series B, 5.00% due 12/15/2020	4,000,000	4,153,320
	Metropolitan Water Reclamation District of Greater Chicago GO, Series E-GREEN BOND 5.00% due 12/1/2025	1,000,000	1,181,420
	Railsplitter Tobacco Settlement Authority,
	5.00% due 6/1/2019	22,000,000	22,116,600
	5.125% due 6/1/2019	6,780,000	6,817,290
	State of Illinois (Build Illinois),
	Series B 5.00% due 6/15/2019	1,285,000	1,292,684
	Series B, 5.00% due 6/15/2021 (pre-refunded 6/15/2019)	9,945,000	10,013,919
	State of Illinois (State Facilities Improvements) GO, 5.00% due 7/1/2021	1,735,000	1,828,499
	State of Illinois GO, 5.00% due 12/1/2021	4,500,000	4,784,895
	State of Illinois, Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	22,418,800
	Town of Cicero Cook County (Cicero and Laramie Development Areas; Insured: AGM) GO, Series A, 5.00% due 1/1/2020 - 1/1/2021	2,700,000	2,793,550
	University of Illinois Board of Trustees (Insured: AGM) COP, Series B, 5.00% due 10/1/2019	955,000	957,273
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	670,831
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2023 - 1/1/2025	21,125,000	23,977,987
	Indiana — 1.7%
	Avon Community School Building Corp.,
	4.00% due 7/15/2019	1,000,000	1,006,850
	5.00% due 7/15/2021 - 7/15/2027	6,730,000	7,679,976
	Board of Trustees for the Vincennes University, Series J, 5.00% due 6/1/2020	1,000,000	1,039,620
	City of Carmel Redevelopment Authority (Road and Intersection Improvements), 5.00% due 8/1/2021 - 8/1/2022	4,915,000	5,328,865
	City of Carmel Redevelopment District (CFP Energy Center, LLC Installment Purchase Agreement) COP, 5.75% due 7/15/2022 (pre-refunded 1/15/2021)	1,855,000	1,948,084
[a]	City of Whiting, 1.85% due 6/1/2044 (put 10/1/2019)	700,000	699,902
	Duneland School Building Corp. (State Aid Withholding), Zero Coupon due 2/1/2020 - 8/1/2021	12,480,000	12,105,913
Semi-Annual Report  |  13

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2021 - 1/15/2024	$ 3,210,000	$ 3,549,884
	Indiana Bond Bank (Columbus Learning Center), 5.00% due 8/1/2021	1,300,000	1,390,350
	Indiana Finance Authority (Community Health Network), Series A, 5.00% due 5/1/2019 - 5/1/2022	6,130,000	6,429,329
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2021 - 10/1/2024	2,000,000	2,257,995
[d]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank plc), 1.52% due 11/1/2037 (put 4/1/2019)	7,635,000	7,635,000
	Indiana Finance Authority (Indiana University Health System),
	Series N,
	5.00% due 3/1/2020 - 3/1/2021	14,880,000	15,651,582
	5.00% due 3/1/2022 (pre-refunded 3/1/2021)	3,240,000	3,451,216
	Indiana Finance Authority (Marian University Health Sciences), 5.00% due 9/15/2019 - 9/15/2021	5,815,000	6,083,555
	Indiana Finance Authority (Parkview Health System), 5.00% due 5/1/2022	1,135,000	1,243,315
[d]	Indiana Finance Authority, (SPA Wells Fargo Bank, N.A.) 1.48% due 2/1/2037 (put 4/1/2019)	2,600,000	2,600,000
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	5,148,759
	Knox Middle School Building Corp. (Insured: Natl-Re) (State Aid Withholding), Zero Coupon due 1/15/2020	1,295,000	1,271,237
	Lake Central Multi-District School Building Corp. (Educational Facilities) (State Aid Withholding),
	Series B,
	4.00% due 1/15/2020 - 1/15/2022	4,050,000	4,217,097
	5.00% due 7/15/2019 - 7/15/2022	5,100,000	5,360,898
	Perry Township Multischool Building Corp. (Educational Facilities) (State Aid Withholding),
	4.00% due 7/10/2019	1,000,000	1,006,520
	5.00% due 7/10/2020 - 7/10/2021	3,090,000	3,252,669
	Zionsville Community Schools Building Corp. (Insured: AGM) (State Aid Withholding), 5.00% due 7/15/2019	560,000	565,202
	Iowa — 0.3%
	Des Moines Independent Community School District (School Infrastructure; Insured: AGM), 4.00% due 6/1/2019 - 6/1/2022	14,125,000	14,435,783
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2022 - 7/1/2024	6,085,000	6,788,060
	Kansas — 1.0%
	Kansas (National Bio and Agro-Defense Facility) DFA, 5.00% due 4/1/2020 - 4/1/2025	39,450,000	43,142,016
	Kansas (New Jobs Training; Insured: BAM) DFA, 5.00% due 12/1/2020	1,500,000	1,533,510
	Seward County No. 480 USD GO, Series B, 5.00% due 9/1/2024 - 9/1/2027	6,120,000	7,220,395
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2022 - 9/1/2024	3,600,000	4,040,294
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	6,837,674
	Kentucky — 2.1%
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2019 - 10/1/2023	21,680,000	20,646,621
[a,c]	Kentucky Public Energy Authority (Gas Supply System), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	77,500,000	83,933,275
	Lexington-Fayette Urban County Government Public Facilities Corp. (Eastern State Hospital), Series A, 5.00% due 6/1/2022	6,165,000	6,572,877
[a,e]	Louisville/Jefferson County Metropolitan Government (Louisville Gas & Electric Co.), 1.85% due 10/1/2033 (put 4/1/2021)	6,500,000	6,508,905
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2024 - 10/1/2026	4,000,000	4,736,010
	Turnpike Authority of Kentucky (Revitalization Projects), Series B, 5.00% due 7/1/2025 - 7/1/2026	5,615,000	6,619,560
	Louisiana — 2.5%
	City of Bossier (Public Improvements; Insured: AGM), Series ST-2010, 4.50% due 12/1/2021	2,240,000	2,397,405
	City of Lafayette (Utilities System Improvements), 5.00% due 11/1/2019	1,000,000	1,019,200
	City of New Orleans (Public Improvements) GO,
	4.00% due 12/1/2019	750,000	761,573
	5.00% due 12/1/2020 - 12/1/2021	2,515,000	2,684,055
	City of New Orleans (Public Improvements; Insured: AGM) GO, 5.00% due 12/1/2019 - 12/1/2021	12,030,000	12,743,886
	City of Shreveport (Water and Sewer System; Insured: BAM), Series A, 5.00% due 12/1/2020 - 12/1/2024	31,150,000	34,252,903
	East Baton Rouge Sewerage Commission (Wastewater System Improvements), Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,460,209
	Ernest N. Morial - New Orleans Exhibition Hall Authority (Convention Center), 5.00% due 7/15/2020 - 7/15/2023	3,780,000	4,075,507
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2022 - 6/1/2023	1,750,000	1,951,003
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2020 - 1/1/2023	4,240,000	4,526,072
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Bossier Parish Community College - Campus Facilities, Inc. Project),
	4.00% due 12/1/2019	1,310,000	1,330,135
	5.00% due 12/1/2020	1,200,000	1,264,668
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2027	19,015,000	22,160,272
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Town of Vinton Public Power Authority; Insured: AGM) ETM, 4.50% due 10/1/2019	1,000,000	1,014,760
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2022 - 6/1/2023	7,945,000	8,852,129
	Louisiana State Office Facilities Corp. (State Capitol), Series A, 5.00% due 5/1/2021	4,595,000	4,745,532
	New Orleans Regional Transit Authority (Streetcar Rail Lines; Insured: AGM), 5.00% due 12/1/2019 - 12/1/2022	3,110,000	3,246,184
14   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Parish of LaFourche (Roads, Highways & Bridges), 5.00% due 1/1/2022 - 1/1/2023	$ 930,000	$ 1,023,726
	Parish of Orleans School District (Insured: AGM) GO, 5.00% due 9/1/2020	3,840,000	4,020,096
	Parish of Plaquemines Law Enforcement District GO,
	5.00% due 9/1/2019	515,000	521,129
	5.00% due 9/1/2021 (pre-refunded 9/1/2019)	1,115,000	1,130,978
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	16,395,000	17,112,609
	Parish of Terrebonne Hospital Service District No. 1 (Terrebonne General Medical Center),
	5.00% due 4/1/2019 - 4/1/2021	3,295,000	3,341,005
	5.00% due 4/1/2021 (pre-refunded 4/1/2020)	835,000	863,231
	Shreveport Water & Sewer Revenue Series C 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,825,084
	State of Louisiana GO, Series C, 5.00% due 8/1/2021	11,175,000	12,035,587
	Maine — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses), 5.00% due 10/1/2020 - 10/1/2023	5,180,000	5,694,249
	Maryland — 0.6%
	Maryland Economic Development Corp. (Public Health Laboratory),
	4.00% due 6/1/2022	8,245,000	8,666,402
	5.00% due 6/1/2021	8,725,000	9,363,932
	Prince County George’s GO, 5.00% due 9/15/2026	6,110,000	7,498,253
	State of Maryland GO, Series B 5.00% due 8/1/2024	6,955,000	8,149,521
	Massachusetts — 1.1%
	Berkshire Wind Power Cooperative Corp.,
	5.00% due 7/1/2019	2,765,000	2,788,226
	5.00% due 7/1/2020 (pre-refunded 1/1/2020)	2,965,000	3,042,416
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,300,000	10,867,024
	Massachusetts Development Finance Agency (CareGroup Healthcare System),
	Series H-1, 5.00% due 7/1/2020	5,000,000	5,203,900
	Series I, 5.00% due 7/1/2023 - 7/1/2026	11,020,000	12,639,731
	Massachusetts Development Finance Agency (CareGroup Obligated Group), Series I, 5.00% due 7/1/2027	450,000	526,860
	Massachusetts Development Finance Agency (Dominion Energy Brayton Point Station Units 1 and 2), 5.75% due 12/1/2042 (pre-refunded 5/1/2019)	2,000,000	2,006,860
	Massachusetts Development Finance Agency (Mount Auburn Hospital Health Records System), Series H-1, 5.00% due 7/1/2022 - 7/1/2025	15,265,000	17,196,416
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.25% due 10/1/2023	595,000	674,367
	Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	7,500,000	7,726,650
	Massachusetts Housing Finance Agency (Low and Moderate Income Housing), Series B, 2.00% due 6/1/2019	2,785,000	2,785,418
	Michigan — 2.7%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2022 - 11/15/2025	1,870,000	2,151,081
	Byron Center Michigan Public Schools (Insured: AGM/Q-SBLF) GO, 4.00% due 5/1/2020	1,000,000	1,026,470
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	663,960
	County of Livingston (Howell Public Schools; Insured: Q-SBLF) GO, 4.00% due 5/1/2020 - 5/1/2021	2,000,000	2,072,980
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital; Insured: AGM),
	5.00% due 5/15/2020 - 5/15/2021	2,785,000	2,877,300
	5.00% due 5/15/2021 (pre-refunded 5/15/2020)	1,300,000	1,348,529
	Livonia Public Schools School District (School Building & Site) GO,
	Series I,
	4.00% due 5/1/2020	800,000	820,040
	5.00% due 5/1/2021	900,000	954,684
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2023 - 8/1/2025	18,800,000	21,677,418
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,000,000	1,194,860
	Michigan Finance Authority (Trinity Health Credit Group), 5.00% due 12/1/2022 - 12/1/2028	10,500,000	12,366,440
	Michigan Finance Authority (Ypsilanti Community Schools), 5.00% due 8/1/2019 - 8/1/2022	5,040,000	5,322,138
	Michigan Municipal Bond Authority (Clean Water Fund), 5.00% due 10/1/2020	35,000	35,432
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	4,305,000	5,043,371
[a]	Michigan State Hospital Finance Authority (Ascension Health), Series F-2-REM, 1.90% due 11/15/2047 (put 4/1/2021)	2,900,000	2,909,367
	Michigan Strategic Fund (Detroit Edison Company; Insured: AMBAC), 7.00% due 5/1/2021	4,115,000	4,526,541
	Novi Community School District (Michigan School Bond Qualification and Loan Program; Insured: Q-SBLF) GO, 5.00% due 5/1/2019	800,000	802,216
	Plymouth-Canton Community Schools (Insured: Q-SBLF) GO,
	Series A,
	4.00% due 5/1/2019	1,000,000	1,001,950
	5.00% due 5/1/2020	1,000,000	1,036,810
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), 5.00% due 9/1/2020 - 9/1/2024	6,940,000	7,651,363
	School District of the City of Dearborn (Insured: Q-SBLF) (State Aid Withholding) GO,
	3.00% due 5/1/2019	445,000	445,503
Semi-Annual Report  |  15

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	4.00% due 5/1/2020 - 5/1/2023	$ 2,080,000	$ 2,206,808
	School District of the City of Detroit (Wayne County School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2020 - 5/1/2022	9,200,000	9,817,220
	Sparta Area Schools, Counties of Kent and Ottawa (School Building & Site; Insured: Q-SBLF) GO, 5.00% due 5/1/2020	1,335,000	1,383,714
	St. Johns Public Schools (Insured: Natl-Re/FGIC/Q-SBLF) GO, 5.00% due 5/1/2021	1,000,000	1,035,270
	State Building Authority of the State of Michigan (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2020 - 10/15/2023	12,715,000	14,327,538
	Utica Community Schools County of Macomb (Technology Infrastructure Improvements; Insured: Q-SBLF) GO, 4.00% due 5/1/2019	9,925,000	9,943,758
	Warren Consolidated School District (Insured: Q-SBLF) GO, 5.00% due 5/1/2020 - 5/1/2021	2,000,000	2,102,060
	Wayne County Airport Authority (Detroit Metropolitan Airport),
	Series C,
	5.00% due 12/1/2019	12,645,000	12,931,789
	5.50% due 12/1/2020	4,395,000	4,678,214
	Series D, 5.50% due 12/1/2019 - 12/1/2020	5,715,000	5,983,253
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	17,480,000	20,576,579
	Minnesota — 0.4%
	City of St. Cloud (CentraCare Health System), Series A, 5.00% due 5/1/2019 - 5/1/2020	6,805,000	6,931,767
	Le Sueur-Henderson No. 2397 (Minnesota School District Credit Enhancement Program) ISD, 3.00% due 4/1/2021	1,125,000	1,157,861
[d]	Minneapolis MN/St Paul Housing & Redevelopment Authority (Allina Health Obligated Group; LOC JPMorgan Chase Bank, N.A.), Series B-2, 1.50% due 11/15/2035 (put 4/1/2019)	900,000	900,000
	Northern Municipal Power Agency (Electric System), Series A1, 5.00% due 1/1/2020	3,500,000	3,588,235
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building), Series 3, 5.00% due 12/1/2021 - 12/1/2022	2,215,000	2,448,908
	Port Authority of the City of St. Paul (Minnesota Freeman Office Building), Series 2, 5.00% due 12/1/2019 - 12/1/2020	4,675,000	4,873,789
	St. Paul Housing and Redevelopment Authority (HealthPartners), 5.00% due 7/1/2023 - 7/1/2025	1,850,000	2,120,174
	Mississippi — 0.3%
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A-GA, 5.00% due 1/1/2020 - 1/1/2023	6,500,000	6,941,660
	Mississippi Development Bank (MDOT-Madison County Highway), 5.00% due 1/1/2020 - 1/1/2023	5,250,000	5,621,650
	Mississippi Development Bank, 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,846,994
	Missouri — 0.8%
	Cass County COP,
	4.50% due 5/1/2019	1,270,000	1,272,858
	5.00% due 5/1/2020 - 5/1/2021	4,005,000	4,141,142
	Jackson County (Parking Facility Projects), 4.00% due 12/1/2019 - 12/1/2021	1,500,000	1,567,320
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), Series B-1, Zero Coupon due 4/15/2021 - 4/15/2022	15,095,000	14,326,280
	Missouri Development Finance Board (City of Independence Electric System),
	Series B, 5.00% due 6/1/2019 - 6/1/2020	2,790,000	2,837,866
	Series F, 4.00% due 6/1/2019 - 6/1/2022	7,885,000	8,189,897
	Missouri Health and Educational Facilities Authority (Children’s Mercy Hospital),
	5.00% due 5/15/2019 - 5/15/2020	1,170,000	1,174,694
	5.00% due 5/15/2020 (pre-refunded 5/15/2019)	830,000	833,386
	Platte County (Community & Resource Centers), 5.00% due 4/1/2019 - 4/1/2021	4,440,000	4,329,370
	Southeast Missouri State University (City of Cape Girardeau Campus System Facilities), 5.00% due 4/1/2020	2,825,000	2,917,660
	Special Administrative Board of the Transitional School District of the City of St. Louis (State Aid Withholding) GO, 4.00% due 4/1/2019 - 4/1/2022	8,570,000	8,936,988
	Nebraska — 1.0%
[a,c]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	48,000,000	53,207,040
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	7,941,766
	Nevada — 3.3%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2019 - 9/1/2027	6,155,000	6,687,783
	Clark County Department of Aviation, Series A, 5.00% due 7/1/2021	1,855,000	1,988,226
	Clark County School District (Acquisition of Transportation & Technology Equipment) GO,
	Series C, 5.00% due 6/15/2022	2,560,000	2,816,461
	Series D, 5.00% due 6/15/2021 - 6/15/2022	47,150,000	51,305,687
	Series E, 5.00% due 6/15/2021	21,405,000	22,941,665
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	6,205,000	7,243,819
	Las Vegas Valley Water District GO ETM, Series D, 5.00% due 6/1/2019	1,000,000	1,005,680
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2026	55,955,000	65,274,268
	Series B, 5.00% due 12/1/2025	20,000,000	23,742,200
	Series C, 5.00% due 6/1/2020 - 6/1/2021	9,255,000	9,789,654
	Series D, 5.00% due 6/1/2020	5,080,000	5,282,489
	Washoe County (Reno-Sparks Convention & Visitors Authority) GO, 5.00% due 7/1/2021 - 7/1/2022	4,200,000	4,515,948
16   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	New Hampshire — 0.3%
[d]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire), (SPA State Street Bank and Trust Co.) 1.52% due 7/1/2035 (put 4/1/2019)	$ 4,510,000	$ 4,510,000
[d]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire), (SPA Wells Fargo Bank, N.A.) 1.52% due 7/1/2033 (put 4/1/2019)	4,385,000	4,385,000
	New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020 - 8/15/2022	3,770,000	4,155,512
	New Hampshire Turnpike System, Series B, 5.00% due 2/1/2020 - 2/1/2021	2,260,000	2,363,866
	New Jersey — 2.4%
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2020 - 8/1/2021	5,455,000	5,686,055
	5.00% due 8/1/2022 - 8/1/2023	4,985,000	5,569,377
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re), 5.50% due 10/1/2024	5,000,000	5,957,700
	Hudson County Improvement Authority (Hudson County Lease; Insured: AGM),
	4.75% due 10/1/2019	4,390,000	4,458,221
	5.375% due 10/1/2020	2,020,000	2,123,747
	New Jersey (New Jersey Transit Corporation) EDA, Series B, 5.00% due 11/1/2024	8,000,000	9,010,240
	New Jersey (School Facilities Construction) EDA ETM, 5.00% due 9/1/2020	365,000	382,170
	New Jersey (School Facilities Construction) EDA,
	5.00% due 9/1/2020 - 6/15/2028	8,065,000	8,798,686
	Series G, 5.75% due 9/1/2023 (pre-refunded 3/1/2021)	4,955,000	5,342,927
	Series GG, 5.75% due 9/1/2023	550,000	584,458
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series K, 5.50% due 12/15/2019	5,525,000	5,667,379
	New Jersey Health Care Facilities Financing Authority (Virtua Health Issue), 5.00% due 7/1/2023 - 7/1/2024	1,535,000	1,754,645
	New Jersey Higher Educational Assistance Authority, Series 1A, 5.25% due 12/1/2019	5,650,000	5,783,622
	New Jersey Transit Corp. (Urban Public Transportation Capital Improvement), Series A, 5.00% due 9/15/2021	3,395,000	3,631,530
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[b]	2.70% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	6,250,000	6,298,687
	5.00% due 6/15/2020 - 6/15/2028	43,525,000	49,853,231
	Series A, 5.25% due 12/15/2022	2,000,000	2,205,360
	Series B, 5.00% due 6/15/2019 - 6/15/2021	4,570,000	4,768,448
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series B, 5.25% due 12/15/2023	3,545,000	3,992,875
	Passaic Valley Sewer Commissioners (Sewer System) GO, Series G, 5.75% due 12/1/2019 - 12/1/2021	10,750,000	11,511,512
	New Mexico — 0.6%
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO, 5.00% due 8/1/2019	5,885,000	5,952,089
	Carlsbad Municipal School District (Educational Facilities) GO, 5.00% due 8/1/2023	1,650,000	1,878,772
	City of Albuquerque (City Infrastructure Improvements) GO, 5.00% due 7/1/2023	1,360,000	1,547,653
	City of Farmington (Southern California Edison Co.-Four Corners Project),
[a]	1.875% due 4/1/2029 (put 4/1/2020)	3,000,000	2,979,030
[a]	2.125% due 6/1/2040 (put 6/1/2022)	2,000,000	1,980,300
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2022	2,110,000	2,217,673
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2021	3,000,000	3,164,400
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services), 5.00% due 8/1/2024 - 8/1/2025	1,780,000	2,084,230
	New Mexico State University ETM, Series B, 5.00% due 4/1/2020 - 4/1/2022	3,175,000	3,364,551
	New Mexico State University, Series B, 5.00% due 4/1/2020 - 4/1/2022	3,015,000	3,180,306
	Rio Rancho Public School District No. 94 GO, 5.00% due 8/1/2026	1,085,000	1,308,488
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,485,725
	State of New Mexico (Educational Facilities), 5.00% due 7/1/2020	4,000,000	4,170,720
	State of New Mexico Severance Tax Permanent Fund, 5.00% due 7/1/2019	2,000,000	2,017,140
	New York — 12.6%
	City of Long Beach School District (Insured: AGM) (State Aid Withholding) GO, 3.50% due 5/1/2022	1,600,000	1,635,024
	City of New York (City Budget Financial Management) GO,
	5.00% due 8/1/2021 - 8/1/2022	15,625,000	17,065,182
	Series D, 5.00% due 8/1/2021 - 8/1/2022	6,000,000	6,567,540
	Series G, 5.00% due 8/1/2023	9,520,000	10,857,084
	Series J,
[f]	5.00% due 8/1/2021	7,350,000	7,928,298
	5.00% due 8/1/2022 - 8/1/2024	73,130,000	83,902,483
	Series K, 5.00% due 8/1/2021 - 8/1/2022	20,850,000	22,906,524
[d]	City of New York (SPA JP Morgan Chase Bank, N.A) GO, 1.50% due 6/1/2044 (put 4/1/2019)	2,000,000	2,000,000
[d]	City of New York, (SPA JP Morgan Chase Bank, N.A) 1.50% due 1/1/2036 (put 4/1/2019)	600,000	600,000
	Metropolitan Transportation Authority (Green Bond), Series A2, 5.00% due 11/15/2026 - 11/15/2027	34,040,000	40,871,839
	Metropolitan Transportation Authority,
Semi-Annual Report  |  17

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Series A,
	4.00% due 2/3/2020	$ 18,000,000	$ 18,343,080
	5.00% due 11/15/2020	2,000,000	2,110,880
	Series A2-GREEN BOND, 5.00% due 11/15/2025	10,480,000	12,370,802
	Series C 5.00% due 9/1/2021	14,500,000	15,538,780
[a]	Series C-2B, 5.00% due 11/15/2034 (put 2/15/2020)	550,000	564,669
	Series D, 5.00% due 11/15/2020 - 11/15/2021	37,280,000	39,943,015
	Monroe County Industrial Development Corp. (St. John Fisher College), Series A, 5.00% due 6/1/2019 - 6/1/2022	3,030,000	3,237,532
	Nassau County (New York Institute of Technology) IDA ETM, Series A, 5.25% due 3/1/2020	1,715,000	1,772,332
	New York City Health and Hospital Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2020 - 2/15/2021	12,615,000	12,999,776
[d]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Landesbank Hessen-Thuringen), 1.51% due 8/1/2031 (put 4/1/2019)	16,350,000	16,350,000
[d]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA Barclays Bank plc) 1.52% due 11/1/2042 (put 4/1/2019)	25,930,000	25,930,000
	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA JP Morgan Chase Bank, N.A)
[d]	1.50% due 2/1/2045 (put 4/1/2019)	6,825,000	6,825,000
[d]	Series C-4, 1.50% due 11/1/2036 (put 4/1/2019)	2,985,000	2,985,000
[d]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA Landesbank Hessen-Thuringen) Series 1-SUB 1D, 1.51% due 11/1/2022 (put 4/1/2019)	12,940,000	12,940,000
[d]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA State Street Bank and Trust Co.) 1.48% due 8/1/2039 (put 4/1/2019)	1,700,000	1,700,000
[d]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA U.S. Bank, N.A.) 1.48% due 8/1/2039 (put 4/1/2019)	700,000	700,000
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), 5.00% due 12/1/2026	2,500,000	3,060,175
[d]	New York City Water & Sewer System (SPA JP Morgan Chase Bank, N.A.), Series AA1, 1.50% due 6/15/2050 (put 4/1/2019)	3,745,000	3,745,000
[d]	New York City Water & Sewer System, (SPA JP Morgan Chase Bank, N.A) 1.50% due 6/15/2043 - 6/15/2050 (put 4/1/2019)	5,795,000	5,795,000
	New York City Water & Sewer System, (SPA Landesbank Hessen-Thuringen)
[d]	1.49% due 6/15/2039 (put 4/1/2019)	23,990,000	23,990,000
[d]	Series R, 1.50% due 6/15/2044 (put 4/1/2019)	6,700,000	6,700,000
	New York City Water & Sewer System, (SPA Mizuho Bank, Ltd.)
[d]	1.50% due 6/15/2048 (put 4/1/2019)	4,215,000	4,215,000
[d]	1.52% due 6/15/2044 (put 4/1/2019)	6,055,000	6,055,000
[d]	New York City Water & Sewer System, (SPA State Street Bank and Trust Co.) 1.48% due 6/15/2043 - 6/15/2045 (put 4/1/2019)	14,020,000	14,020,000
[d]	New York City Water & Sewer System, (SPA U.S. Bank, N.A.) 1.48% due 6/15/2043 - 6/15/2045 (put 4/1/2019)	22,940,000	22,940,000
	New York State Dormitory Authority (Metropolitan Transportation Authority Service Contract), Series A, 5.00% due 12/15/2019	60,000,000	61,470,000
	New York State Dormitory Authority (NYSARC, Inc. Developmental Disability Programs), Series A, 5.00% due 7/1/2020	1,000,000	1,040,650
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding),
	5.25% due 10/1/2023	140,000	153,131
	5.25% due 10/1/2023 (pre-refunded 10/1/2021)	1,860,000	2,032,255
	Series G, 5.00% due 4/1/2019 - 10/1/2022	2,360,000	2,458,168
	Series H, 5.00% due 10/1/2019 - 10/1/2021	3,335,000	3,476,201
	Series J, 5.00% due 10/1/2019 - 10/1/2020	5,420,000	5,606,287
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding), Series F, 5.00% due 10/1/2019 - 10/1/2021	5,450,000	5,698,128
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM), Series A, 5.00% due 10/1/2020 - 10/1/2024	8,650,000	9,736,079
[d]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Landesbank Hessen-Thuringen), 1.51% due 11/1/2046 (put 4/1/2019)	1,300,000	1,300,000
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway),
	5.00% due 1/1/2020 - 1/1/2022	7,500,000	7,983,745
	Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,527,720
	New York State Thruway Authority (Highway, Bridge, Multi-Modal and MTA Projects), Series A, 5.00% due 3/15/2024	18,300,000	19,513,107
	New York State Thruway Authority (New NY Bridge), 5.00% due 5/1/2019	5,000,000	5,013,850
	Suffolk County Economic Development Corp. (Catholic Health Services), 5.00% due 7/1/2020 - 7/1/2022	15,000,000	15,875,950
	Suffolk County GO, 5.00% due 7/24/2019	62,650,000	63,274,620
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	81,635,000	82,265,010
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels),
	5.00% due 11/15/2026	4,000,000	4,953,240
	Series A, 5.00% due 11/15/2021	5,140,000	5,598,180
	United Nations Development Corp. (One, Two and Three U.N. Plaza), Series A, 5.00% due 7/1/2019	4,000,000	4,034,680
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	1,000,000	1,118,850
	North Carolina — 2.1%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System),
	Series A,
	3.00% due 1/15/2021	1,595,000	1,632,148
	4.00% due 1/15/2022	845,000	898,860
	5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,758,252
18   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	City of Charlotte (Equipment Acquisition & Public Facilities) COP, Series C, 5.00% due 12/1/2020 - 12/1/2025	$ 8,940,000	$ 10,169,885
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2022 - 6/1/2024	2,350,000	2,657,118
	County of Dare (Educational Facility Capital Projects),
	Series A,
	4.00% due 6/1/2019 - 6/1/2022	1,755,000	1,812,007
	5.00% due 6/1/2021 - 6/1/2024	1,925,000	2,101,482
	County of Randolph,
	Series B, 5.00% due 10/1/2021 - 10/1/2023	3,560,000	3,948,941
	Series C, 5.00% due 10/1/2020 - 10/1/2023	1,400,000	1,524,790
	North Carolina Eastern Municipal Power Agency ETM,
	5.00% due 1/1/2022	4,715,000	5,152,080
	Series B, 5.00% due 1/1/2021	5,000,000	5,303,250
	North Carolina Municipal Power Agency (Catawba Electric) ETM,
	Series A,
	4.00% due 1/1/2020	945,000	962,331
	5.00% due 1/1/2020	280,000	287,207
	North Carolina Municipal Power Agency (Catawba Electric),
	4.00% due 1/1/2022	1,000,000	1,064,010
	Series A,
	4.00% due 1/1/2020	605,000	615,733
	5.00% due 1/1/2020	720,000	738,094
	North Carolina Turnpike Authority 5.00% due 1/1/2024	475,000	535,767
	North Carolina Turnpike Authority, 5.00% due 1/1/2023 - 1/1/2029	12,655,000	14,854,865
	State of North Carolina (State Capital Projects and Correctional Facilities), Series B, 5.00% due 11/1/2019	23,635,000	24,113,845
[b]	University of North Carolina at Chapel Hill, Series A, 2.018% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	40,500,000	40,524,705
	Winston-Salem State University (Student Housing and Student Services Facilities), 5.00% due 4/1/2019 - 4/1/2022	1,760,000	1,840,533
	North Dakota — 0.3%
	County of Mckenzie, 5.00% due 8/1/2019 - 8/1/2023	11,955,000	12,681,166
	County of McKenzie, 5.00% due 8/1/2022	1,425,000	1,566,859
	County of Ward (Insured: AGM), 4.00% due 4/1/2020	2,445,000	2,500,135
	Ohio — 4.1%
	Akron, Bath & Copley Joint Township Hospital District (Children’s Hospital Medical Center), 5.00% due 11/15/2021	1,000,000	1,081,630
	American Municipal Power, Inc. (AMP Fremont Energy Center), 5.00% due 2/15/2020 - 2/15/2022	5,915,000	6,306,363
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	3,122,821
	City of Akron (Community Learning Centers), 5.00% due 12/1/2021	4,120,000	4,480,830
	City of Akron (Various Municipal Capital Projects) GO, Series A, 5.00% due 12/1/2019	1,685,000	1,723,216
	City of Cleveland (City Capital Projects; Insured: AMBAC) GO, 5.50% due 10/1/2019	1,260,000	1,284,242
	City of Cleveland (Cleveland Stadium) COP, 4.75% due 11/15/2020	2,000,000	2,087,180
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
	3.00% due 12/1/2020 - 12/1/2021	2,980,000	3,075,089
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	7,342,369
	5.00% due 12/1/2024 - 12/1/2026	10,895,000	12,907,559
	City of Cleveland (Parks & Recreation Facilities),
	4.00% due 10/1/2019	520,000	526,157
	5.00% due 10/1/2020 - 10/1/2023	3,375,000	3,723,389
	City of Cleveland (Police & Fire Pension Payment), 5.00% due 5/15/2019 - 5/15/2021	4,105,000	4,224,232
	City of Cleveland (Public Facilities Improvements), 5.00% due 10/1/2025 - 10/1/2028	2,855,000	3,474,301
	City of Cleveland (Public Facilities),
	4.00% due 10/1/2019	600,000	607,104
	5.00% due 10/1/2020 - 10/1/2023	2,570,000	2,859,714
	City of Toledo (Water System Improvements), 5.00% due 11/15/2019 - 11/15/2023	11,265,000	12,187,159
	Cleveland Package Facilities (Insured: AGM) ETM, 5.25% due 9/15/2021	965,000	1,048,405
	Cleveland State University (Campus Capital Projects), 5.00% due 6/1/2019 - 6/1/2022	4,700,000	4,968,636
	Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Art), 5.00% due 10/1/2019	2,000,000	2,032,640
	Clty of Cleveland (Parking Facility; Insured: AGM), 5.25% due 9/15/2021	2,035,000	2,188,378
	County of Clermont (Sanitary Sewer System), 4.00% due 8/1/2019	1,420,000	1,422,641
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2019 - 12/1/2024	29,470,000	32,978,863
	County of Hamilton, Series A, 5.00% due 12/1/2019 - 12/1/2025	7,600,000	8,409,312
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2024 - 2/15/2025	3,335,000	3,821,352
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center), 5.00% due 12/1/2021 - 12/1/2024	2,500,000	2,807,230
	Kent State University (Insured: AGC),
	Series B,
Semi-Annual Report  |  19

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	5.00% due 5/1/2020	$ 85,000	$ 85,230
	5.00% due 5/1/2020 (pre-refunded 5/1/2019)	915,000	917,553
[d]	Ohio Higher Educational Facility Commission (Cleveland Clinic Health System Obligated Group), (SPA Barclays Bank Plc) 1.52% due 1/1/2043 (put 4/1/2019)	14,155,000	14,155,000
	Ohio State Building Authority, 5.00% due 10/1/2020	1,700,000	1,729,274
	Ohio Turnpike & Infrastructure Commission, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	17,916,093
	RiverSouth Authority (RiverSouth Area Redevelopment), 5.00% due 12/1/2019	2,500,000	2,557,375
	State of Ohio (Common Schools Capital Facilities) GO, Series D, 5.50% due 9/15/2019	4,150,000	4,224,202
	State of Ohio (Cultural and Sports Capital Facilities), 5.00% due 10/1/2020	3,845,000	4,040,557
	State of Ohio (Major New Street Infrastructure Project),
	4.00% due 12/15/2019	1,000,000	1,017,110
	5.00% due 12/15/2020 - 12/15/2026	10,500,000	12,014,665
	State of Ohio GO, 5.00% due 5/1/2021 - 5/1/2028	46,260,000	53,267,763
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2019 - 12/1/2023	8,515,000	8,816,080
	Oklahoma — 0.7%
	Canadian County Educational Facilities Authority (Mustang Public Schools),
	4.00% due 9/1/2019	1,410,000	1,424,410
	4.50% due 9/1/2020 - 9/1/2021	4,980,000	5,236,416
	5.00% due 9/1/2027	1,000,000	1,190,900
	Cleveland County Educational Facilities Authority (Moore Public Schools), 5.00% due 6/1/2023	5,355,000	6,025,392
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2022 - 8/15/2025	4,725,000	5,400,215
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023 - 7/1/2024	1,125,000	1,302,756
	Oklahoma County Finance Authority (Midwest City Public Service), 5.00% due 10/1/2022 - 10/1/2026	3,200,000	3,660,332
	Oklahoma County Finance Authority (Western Heights Public Schools), 5.00% due 9/1/2020	2,000,000	2,092,940
	Tulsa County Industrial Authority (Broken Arrow Public Schools), 4.50% due 9/1/2020 - 9/1/2021	10,360,000	11,010,353
	Tulsa County Industrial Authority, 5.00% due 9/1/2020 - 9/1/2022	4,215,000	4,550,041
	Oregon — 0.3%
	Hillsboro School District No. 1J (School Capital Improvements) GO, 5.00% due 6/15/2025 - 6/15/2027	9,130,000	11,130,688
	Polk County Dallas School District No. 2 (Capital Improvements) GO, Zero Coupon due 6/15/2019 - 6/15/2021	1,990,000	1,932,281
	Tri-County Metropolitan Transportation District of Oregon, 5.00% due 10/1/2028	2,845,000	3,491,697
	Pennsylvania — 5.5%
	Adams County (Gettysburg College) IDA, 5.00% due 8/15/2019	1,765,000	1,786,445
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2020 - 3/1/2025	2,195,000	2,498,881
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	21,984,289
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,195,860
	Altoona Area School District (Insured: AGM) (State Aid Withholding) GO, 3.00% due 12/1/2022	1,335,000	1,390,229
	Athens Area School District (Insured: AGM) (State Aid Withholding) GO, Series B, 3.00% due 4/15/2019	2,680,000	2,681,447
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	34,164,147
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 10/1/2020 - 8/1/2025	12,200,000	13,848,834
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2024 - 10/1/2026	5,455,000	6,464,652
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025 - 8/1/2026	25,130,000	29,732,115
	City of Pittsburgh (Insured: BAM) GO, 5.00% due 9/1/2022	1,100,000	1,224,058
	Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	1,041,665
	Commonwealth of Pennsylvania (Capital Facilities Projects) GO, 5.00% due 3/15/2022	12,485,000	13,692,050
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	49,450,000	57,431,030
	Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM), 4.00% due 12/15/2020 - 12/15/2022	1,785,000	1,901,343
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility),
	5.00% due 12/15/2023	2,680,000	3,034,886
	5.25% due 12/15/2024	4,770,000	5,438,420
	Luzerne County (Insured: AGM) GO, Series A, 5.00% due 11/15/2021 - 11/15/2024	11,840,000	13,222,554
	Luzerne County Industrial Development Authority (Insured: AGM) GO, 5.00% due 12/15/2020 - 12/15/2027	6,545,000	7,256,319
	Monroeville Finance Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2021 - 2/15/2022	3,650,000	3,911,247
	Montgomery County Higher Education & Health Authority (Abington Memorial Hospital), 5.00% due 6/1/2022	3,000,000	3,297,090
	Northampton Borough Municipal Authority (Water System; Insured: AGM),
	3.00% due 5/15/2023	1,255,000	1,295,875
	4.00% due 5/15/2021 - 5/15/2022	1,685,000	1,783,135
	Pennsylvania Economic Development Financing Authority, Series A, 5.00% due 11/15/2026	2,310,000	2,790,642
	Pennsylvania Higher Educational Facilities Authority (Saint Joseph’s University), Series A, 5.00% due 11/1/2023	1,075,000	1,127,374
	Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing) ETM, 4.00% due 10/1/2022	2,075,000	2,183,024
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,231,580
	Pennsylvania Higher Educational Facilities Authority (University of Pittsburgh Medical Center), Series E, 5.00% due 5/15/2019 - 5/15/2020	10,700,000	10,913,288
	Pennsylvania Turnpike Commission, 5.00% due 12/1/2022 - 12/1/2027	6,725,000	7,981,169
	Philadelphia Authority for Industrial Development (Mast Charter School) ETM, 5.00% due 8/1/2020	220,000	225,513
20   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2024 - 5/1/2028	$ 2,975,000	$ 3,512,838
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2021 - 4/1/2027	7,850,000	8,876,207
	Philadelphia School District (State Aid Withholding) GO,
	Series C, 5.00% due 9/1/2019	18,410,000	18,645,280
	Series E,
	5.00% due 9/1/2019	4,210,000	4,263,804
	5.25% due 9/1/2021	2,265,000	2,364,139
	Pittsburgh Water and Sewer Authority ETM, Series B, 5.00% due 9/1/2023	2,520,000	2,868,692
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	8,316,853
	Series B, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,726,396
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	4.00% due 9/15/2019 - 9/15/2021	5,055,000	5,197,558
	5.00% due 9/15/2022 - 9/15/2024	5,260,000	5,889,250
	School District of Philadelphia GO, 5.00% due 9/1/2023 - 9/1/2028	2,400,000	2,784,551
	Southeastern Pennsylvania Transportation Authority, 5.00% due 6/1/2022 - 6/1/2028	7,705,000	9,189,667
	Wayne County Hospital and (Wayne Memorial Hospital; Insured: AGM) HFA, 3.00% due 7/1/2019	1,185,000	1,186,078
	Rhode Island — 1.6%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2019 - 10/1/2023	9,210,000	10,082,204
	Rhode Island Convention Center Authority (Convention Center and Parking Projects), 5.00% due 5/15/2019 - 5/15/2020	13,200,000	13,435,417
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2020 - 9/15/2023	2,150,000	2,371,651
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2020 - 9/15/2025	1,320,000	1,473,376
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO,
	5.00% due 8/1/2020 - 8/1/2022	34,725,000	37,457,392
	Series A, 5.00% due 10/1/2019	5,000,000	5,086,100
	Series B, 4.00% due 10/15/2020 - 10/15/2022	3,200,000	3,383,278
	State of Rhode Island and Providence Plantations (Energy Conservation) COP, 5.00% due 4/1/2022	2,020,000	2,210,042
	State of Rhode Island and Providence Plantations (Information Technology) COP, 5.00% due 11/1/2024	3,010,000	3,493,677
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2019 - 10/1/2023	7,575,000	8,241,997
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2020 - 10/1/2023	10,270,000	11,243,151
	South Carolina — 0.7%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2021 - 3/1/2025	4,750,000	5,366,152
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2020 - 12/1/2024	3,550,000	4,001,629
	Charleston County (South Aviation Ave. Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,852,166
	City of Charleston Public Facilities Corp. (City of Charleston Project), 5.00% due 9/1/2019 - 9/1/2025	3,250,000	3,606,441
[b]	City of Charleston Waterworks & Sewer System Revenue (Capital Improvement), Series B, 2.119% ( LIBOR 1 Month + 0.37%) due 1/1/2035 (put 1/1/2022)	17,800,000	17,796,084
	Greenwood County (Self Regional Healthcare), Series B, 5.00% due 10/1/2022	1,000,000	1,095,000
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2021 - 12/1/2025	5,320,000	6,020,792
	South Dakota — 0.2%
	South Dakota Building Authority, 5.00% due 6/1/2022 - 6/1/2024	1,500,000	1,682,075
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2021	1,670,000	1,794,148
	South Dakota Health & Educational Facilities Authority (Prairie Lakes Health), 5.00% due 4/1/2019	2,440,000	2,440,000
	South Dakota Health & Educational Facilities Authority (Regional Health) ETM, 5.00% due 9/1/2020	1,000,000	1,048,480
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2021 - 11/1/2025	2,825,000	3,227,254
	Tennessee — 0.5%
	Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	6,000,000	6,135,060
	State of Tennessee GO,
	5.00% due 8/1/2019 - 8/1/2020	5,000,000	5,126,810
	Series B, 5.00% due 8/1/2019 - 8/1/2020	4,000,000	4,115,240
	Tennessee Energy Acquisition Corp. (The Gas Project),
	5.25% due 9/1/2023	1,025,000	1,142,496
[a]	Series A, 4.00% due 5/1/2048 (put 5/1/2023)	13,750,000	14,543,100
	Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	1,190,000	1,237,778
	Texas — 14.2%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier), 5.00% due 1/1/2021 - 1/1/2027	3,680,000	4,150,934
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2022 - 2/15/2027	8,855,000	10,279,865
	Cities of Dallas and Fort Worth (DFW International Airport Terminal Renewal & Improvement Program), Series D, 5.25% due 11/1/2023	3,000,000	3,307,440
	City of Austin (Water and Wastewater System),
	5.00% due 11/15/2022	2,565,000	2,787,437
	5.00% due 11/15/2022 (pre-refunded 11/15/2021)	75,000	81,535
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	8,510,175
Semi-Annual Report  |  21

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	City of Beaumont GO, 5.00% due 3/1/2022 - 3/1/2026	$ 8,490,000	$ 9,820,107
	City of Brownsville (Water, Wastewater & Electric Utilities Systems),
	5.00% due 9/1/2022	1,300,000	1,434,758
	Series A, 5.00% due 9/1/2020 - 9/1/2023	5,400,000	5,926,903
	City of Bryan (Electric System Improvements), 5.00% due 7/1/2019 - 7/1/2026	8,535,000	8,709,315
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2022 - 2/15/2025	5,500,000	6,261,740
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2021 - 2/15/2026	22,605,000	25,743,828
	Series A, 5.00% due 2/15/2024	10,235,000	11,477,529
	City of Dallas GO, 5.00% due 2/15/2022 - 2/15/2023	18,955,000	20,707,434
	City of Denton GO, 5.00% due 2/15/2020	4,195,000	4,206,285
	City of Houston (Combined Utility System),
	Series C,
[b]	2.107% (LIBOR 1 Month + 0.36%) due 5/15/2034 (put 8/1/2021)	23,525,000	23,489,477
	5.00% due 5/15/2022 - 5/15/2024	14,695,000	16,759,969
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	20,044,924
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2020 - 9/1/2024	3,965,000	4,357,186
	City of Houston (Convention & Entertainment Facilities; Insured: AGM/AMBAC), Series B, Zero Coupon due 9/1/2020	3,650,000	3,562,947
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2020 - 3/1/2028	62,905,000	72,130,018
	City of Houston GO, 4.00% due 6/28/2019	4,000,000	4,023,840
	City of Laredo (Acquire & Purchase Personal Property) GO, 5.00% due 2/15/2020 - 2/15/2026	6,015,000	6,776,703
	City of Laredo (City Infrastructure Improvements) GO,
	Series A,
	4.00% due 2/15/2020	110,000	112,298
	5.00% due 2/15/2021 - 2/15/2027	2,875,000	3,367,058
	City of Laredo (Sports Venues; Insured: AGM), 5.00% due 3/15/2021 - 3/15/2024	4,400,000	4,834,524
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2020 - 2/15/2025	41,750,000	46,936,582
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,522,329
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word), 5.00% due 12/1/2020 - 12/1/2021	4,620,000	4,889,330
	City of San Antonio (CPS Energy), 5.25% due 2/1/2024	7,000,000	8,169,630
	City of San Antonio (Electric and Gas Systems),
[a]	2.25% due 2/1/2033 (put 12/1/2019)	4,655,000	4,671,153
[a]	Series C, 3.00% due 12/1/2045 (put 12/1/2019)	5,200,000	5,243,680
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	5,200,000	6,075,146
	City of San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2022	1,450,000	1,602,946
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	4,000,000	4,327,360
	Clifton Higher Education Finance Corp. (IDEA Public Schools), 5.00% due 8/15/2019 - 8/15/2023	1,545,000	1,634,821
	Corpus Christi Business and Job Development Corp. (Seawall Project), 5.00% due 3/1/2021	625,000	664,275
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2020 - 2/15/2027	16,485,000	18,790,682
	Dallas Independent School District GO,
[a]	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	760,000	832,398
[a]	5.00% due 2/15/2036 (put 2/15/2022)	3,155,000	3,437,814
[a]	Dallas Independent School District, 5.00% due 2/15/2036 (pre-refunded 2/15/2022)	60,000	65,716
	Grayson County (State Highway Toll System) GO,
	4.00% due 1/1/2020	2,000,000	2,036,820
	5.00% due 1/1/2022	3,000,000	3,259,650
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2019 - 10/1/2025	6,485,000	7,076,099
	Harris County (Flood Control), 5.00% due 10/1/2025 - 10/1/2027	14,305,000	17,574,554
	Harris County (Tax Road) GO, Series A, 5.00% due 10/1/2025 - 10/1/2028	8,985,000	11,008,098
	Harris County (Texas Permanent Improvement) GO,
	Series A, 5.00% due 10/1/2025 - 10/1/2027	11,565,000	14,144,978
	Series B, 5.00% due 10/1/2019 - 10/1/2020	1,200,000	1,237,269
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health), Series A, 5.00% due 12/1/2022 - 12/1/2025	6,445,000	7,478,903
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2020 - 11/15/2027	5,825,000	6,812,527
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center Central Heating & Cooling Services Corp.), Series A, 5.00% due 11/15/2019	1,000,000	1,020,670
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2022 - 11/15/2024	23,315,000	26,606,271
	Hays County GO, 5.00% due 2/15/2022 - 2/15/2025	4,050,000	4,575,560
	Houston Airport System Revenue,
	Series B, 5.00% due 7/1/2019 - 7/1/2028	11,660,000	13,696,055
	Series D, 5.00% due 7/1/2027	3,355,000	4,129,200
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.) ETM, Series A, 5.875% due 5/15/2021	895,000	933,655
	Houston Higher Education Finance Corp. (KIPP, Inc.; Guaranty: PSF), 5.00% due 8/15/2019 - 8/15/2022	2,505,000	2,662,575
22   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Houston Independent School District
[a]	2.40% due 6/1/2030 (put 6/1/2021)	$ 4,000,000	$ 4,047,680
[a]	Series A-1B- 2.20% due 6/1/2039 (put 6/1/2020)	7,715,000	7,745,011
[a]	Houston Independent School District, GO (Insured: PSF-GTD) Series B-REM, 2.40% due 6/1/2036 (put 6/1/2021)	1,725,000	1,745,562
	Katy (Educational Facilities Improvements; Guaranty: PSF) ISD GO, Series A, 5.00% due 2/15/2023 - 2/15/2026	9,670,000	11,340,905
	Keller ISD GO, Series A, 5.00% due 8/15/2023	1,715,000	1,958,616
	La Salle County (Insured: AGM) GO, 5.00% due 3/1/2022 - 3/1/2028	18,885,000	22,265,733
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2019 - 8/1/2024	4,220,000	4,547,792
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2025	8,020,000	8,785,669
	5.00% due 5/15/2025 (pre-refunded 5/15/2022)	55,000	60,561
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2019 - 11/1/2028	31,630,000	36,974,320
	New Caney (Guaranty: PSF) ISD GO, 5.00% due 2/15/2024	865,000	961,949
[a]	North East (Educational Facilities; Guaranty: PSF) ISD GO, 2.00% due 8/1/2044 (put 8/1/2019)	10,075,000	10,086,385
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2020 - 12/15/2026	6,490,000	7,495,193
[a]	Northside (Educational Facilities; Guaranty: PSF) ISD GO, Series A, 2.00% due 6/1/2039 (put 6/1/2019)	2,030,000	2,030,995
[a]	Pasadena (Educational Facilities; Guaranty: PSF) ISD GO, Series B, 3.00% due 2/15/2044 (put 8/15/2019)	9,155,000	9,202,240
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2026 - 8/1/2027	2,100,000	2,572,584
	Round Rock (Educational Facilities Improvements; Guaranty: PSF) ISD GO, 5.00% due 8/1/2019 - 8/1/2026	7,050,000	7,886,901
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019 - 10/1/2021	5,390,000	5,569,322
	San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2020	915,000	960,713
	San Antonio Water System Series A 5.00% due 5/15/2020 - 5/15/2023	1,080,000	1,160,545
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.125% due 8/15/2020	585,000	597,677
[d]	Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health Obligated Group; LOC TD Bank N.A.) 1.50% due 11/15/2050 (put 4/01/2019)	810,000	810,000
	Tarrant Regional Water District,
	2.00% due 3/1/2020	800,000	803,320
	5.00% due 3/1/2021 - 3/1/2027	8,850,000	10,298,924
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2022 - 8/15/2024	2,130,000	2,401,433
	Texas Transportation Commission (Highway Improvements) GO,
	4.00% due 8/29/2019	162,435,000	164,038,233
	5.00% due 4/1/2022 - 4/1/2024	10,380,000	11,761,106
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,910,287
	Uptown Development Authority (Infrastructure Improvements), 5.00% due 9/1/2019	1,945,000	1,971,160
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM),
	4.00% due 1/10/2020 - 1/10/2021	965,000	991,242
	5.00% due 1/10/2022 - 1/10/2024	1,275,000	1,418,558
	U. S. Virgin Islands — 0.0%
	Virgin Islands Public Finance Authority (Diageo Project), 6.75% due 10/1/2019	1,750,000	1,728,125
	Utah — 0.5%
[a]	County of Utah, (IHC Health Services, Inc. Obligated Group), Series B- 5.00% due 5/15/2056 (put 8/1/2022)	7,500,000	8,221,800
[d]	Murray (IHC Health Services, Inc. Obligated Group), (SPA Barclays Bank Plc) Series C, 1.50% due 5/15/2037 (put 4/1/2019)	1,365,000	1,365,000
	Murray (IHC Health Services, Inc. Obligated Group; SPA JP Morgan Chase Bank, N.A)
[d]	Series A, 1.50% due 5/15/2037 (put 4/1/2019)	3,275,000	3,275,000
[d]	Series B, 1.50% due 5/15/2037 (put 4/1/2019)	9,075,000	9,075,000
	Utah Transit Authority (Integrated Mass Transit System), Series A-SUB, 5.00% due 6/15/2022 - 6/15/2025	3,545,000	4,090,228
	Weber County (IHC Health Services, Inc. Obligated Group), (SPA The Bank of NY Mellon)
[d]	Series A, 1.50% due 2/15/2031 (put 4/1/2019)	1,000,000	1,000,000
[d]	Series C, 1.50% due 2/15/2035 (put 4/1/2019)	5,110,000	5,110,000
	Vermont — 0.2%
[c]	Vermont (Vermont Public Service Corp.) EDA, 5.00% due 12/15/2020	14,250,000	14,895,668
	Virginia — 0.2%
	Fairfax County (Inova Health System) IDA,
	4.00% due 5/15/2022	5,500,000	5,897,210
	5.00% due 5/15/2022	5,000,000	5,512,600
	Washington — 2.6%
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2019 - 7/1/2025	8,850,000	9,453,404
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2019 - 12/1/2023	9,085,000	9,907,794
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2019 - 12/1/2022	10,035,000	10,818,191
	Skagit County Public Hospital District No. 1 (Skagit Regional Health), Series A, 5.00% due 12/1/2019 - 12/1/2023	3,245,000	3,482,878
Semi-Annual Report  |  23

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Skagit County Public Hospital District No. 2 (Island Hospital) GO,
	4.00% due 12/1/2019 - 12/1/2021	$ 3,000,000	$ 3,111,310
	5.00% due 12/1/2022	1,700,000	1,891,539
	State of Washington (Capital Projects) GO, 5.00% due 7/1/2025	10,475,000	12,346,149
	State of Washington (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re) GO, Series F, Zero Coupon due 12/1/2019	3,030,000	2,997,337
	State of Washington (State and Local Agency Real and Personal Property Projects) (State Aid Withholding) COP, 5.00% due 7/1/2019 - 7/1/2022	10,415,000	11,117,946
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	21,382,176
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2025 - 2/1/2029	50,385,000	62,000,390
	Tacoma School District No.10 (Pierce County Capital Projects) GO, 5.00% due 12/1/2019 - 12/1/2020	4,500,000	4,687,685
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center) ETM,
	4.75% due 7/1/2020	1,000,000	1,039,100
	5.00% due 7/1/2019	1,050,000	1,058,841
	West Virginia — 0.5%
	Mason County (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	15,000,000	15,255,900
[a]	West Virginia Economic Development Authority (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	8,500,000	8,635,745
	West Virginia Higher Education Policy Commission (Higher Education Facilities), Series A, 5.00% due 4/1/2020 - 4/1/2022	3,500,000	3,740,470
	Wisconsin — 1.2%
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[a]	5.00% due 8/15/2054 (put 1/25/2023)	10,485,000	11,711,850
[a]	5.00% due 8/15/2054 (put 1/26/2022)	9,520,000	10,361,092
[a]	5.00% due 8/15/2054 (put 1/29/2025)	16,065,000	18,691,788
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare, Inc.) ETM, 5.00% due 7/1/2019 - 7/1/2020	3,110,000	3,207,419
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System),
	5.00% due 11/15/2024 - 11/15/2026	3,860,000	4,597,429
[a]	5.00% due 11/15/2043 (put 6/1/2021)	10,000,000	10,690,200
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2020 - 8/15/2022	5,250,000	5,609,770
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,113,800
	WPPI Energy (Power Supply System), 5.00% due 7/1/2021	4,100,000	4,409,509
	WPPI Energy, Series A, 5.00% due 7/1/2022 - 7/1/2028	1,835,000	2,141,058
	Total Investments — 98.3% (Cost $5,828,556,616)		$5,954,654,772
	Other Assets Less Liabilities — 1.7%		105,585,480
	Net Assets — 100.0%		$6,060,240,252

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at March 31, 2019.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
c	Illiquid security.
d	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
e	When-issued security.
f	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Associated General Contractors
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
24  |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.
Semi-Annual Report  |  25

Statement of Assets and Liabilities
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (cost $5,828,556,616) (Note 3)	$ 5,954,654,772
Cash	872,033
Receivable for investments sold	36,970,000
Receivable for fund shares sold	17,104,643
Interest receivable	70,732,024
Prepaid expenses and other assets	231,641
Total Assets	6,080,565,113
Liabilities
Payable for investments purchased	6,500,000
Payable for fund shares redeemed	9,191,853
Payable to investment advisor and other affiliates (Note 4)	2,271,888
Accounts payable and accrued expenses	1,389,133
Dividends payable	971,987
Total Liabilities	20,324,861
Net Assets	$ 6,060,240,252
NET ASSETS CONSIST OF
Distributable earnings	$ 90,267,692
Net capital paid in on shares of beneficial interest	5,969,972,560
$ 6,060,240,252
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($986,804,043 applicable to 68,800,437 shares of beneficial interest outstanding - Note 5)	$ 14.34
Maximum sales charge, 1.50% of offering price	0.22
Maximum offering price per share	$ 14.56
Class C Shares:
Net asset value and offering price per share* ($391,156,129 applicable to 27,221,707 shares of beneficial interest outstanding - Note 5)	$ 14.37
Class I Shares:
Net asset value, offering and redemption price per share ($4,682,280,080 applicable to 326,407,127 shares of beneficial interest outstanding - Note 5)	$ 14.34

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
26  |  Semi-Annual Report

Statement of Operations
Thornburg Limited Term Municipal Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Interest income (net of premium amortized of $52,807,027)	$ 78,960,241
EXPENSES
Investment advisory fees (Note 4)	8,430,132
Administration fees (Note 4)
Class A Shares	435,123
Class C Shares	185,215
Class I Shares	2,132,963
Distribution and service fees (Note 4)
Class A Shares	1,238,716
Class C Shares	1,054,748
Transfer agent fees
Class A Shares	398,630
Class C Shares	152,920
Class I Shares	1,976,030
Registration and filing fees
Class A Shares	12,011
Class C Shares	8,889
Class I Shares	24,498
Custodian fees (Note 2)	154,750
Professional fees	76,870
Trustee and officer fees (Note 4)	178,340
Other expenses	192,832
Total Expenses	16,652,667
Net Investment Income	$ 62,307,574
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(13,066,715)
Net change in unrealized appreciation (depreciation) on investments	119,943,398
Net Realized and Unrealized Gain	106,876,683
Net Increase in Net Assets Resulting from Operations	$ 169,184,257
See notes to financial statements.
Semi-Annual Report  |  27

Statements of Changes in Net Assets
Thornburg Limited Term Municipal Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 62,307,574	$ 128,531,531
Net realized gain (loss) on investments	(13,066,715)	2,140,529
Net unrealized appreciation (depreciation) on investments	119,943,398	(166,568,493)
Net Increase (Decrease) in Net Assets Resulting from Operations	169,184,257	(35,896,433)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(8,964,833)	(19,574,441)
Class C Shares	(3,300,400)	(7,623,811)
Class I Shares	(50,043,238)	(101,333,279)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(67,957,235)	(248,125,740)
Class C Shares	(66,402,759)	(142,631,526)
Class I Shares	(490,206,232)	(52,452,302)
Net Decrease in Net Assets	(517,690,440)	(607,637,532)
NET ASSETS
Beginning of Period	6,577,930,692	7,185,568,224
End of Period	$ 6,060,240,252	$ 6,577,930,692

*	Unaudited.
See notes to financial statements.
28   |  Semi-Annual Report

Notes to Financial Statements
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the
Semi-Annual Report  |  29

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 5,828,556,616
Gross unrealized appreciation on a tax basis	127,747,122
Gross unrealized depreciation on a tax basis	(1,648,966)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 126,098,156
At March 31, 2019, the Fund had cumulative tax basis capital losses of $21,859,580 (of which $16,947,180 are short-term and $4,912,400 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
30   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 5,954,654,772	$ —	$ 5,954,654,772	$ —
Total Investments in Securities	$ 5,954,654,772	$ —	$ 5,954,654,772	$ —
Total Assets	$ 5,954,654,772	$ —	$ 5,954,654,772	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2019.
Semi-Annual Report  |  31

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.27% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $1,541 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,877 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.43%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act.
32  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
For the six months ended March 31, 2019, the Fund had transactions with affiliated funds of $28,084,662 in purchases and $40,677,706 in sales generating realized losses of $120,193.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	7,423,547	$ 105,344,667	10,903,871	$ 155,220,953
Shares issued to shareholders in reinvestment of dividends	584,456	8,302,129	1,276,035	18,129,763
Shares repurchased	(12,826,336)	(181,604,031)	(29,617,720)	(421,476,456)
Net decrease	(4,818,333)	$ (67,957,235)	(17,437,814)	$ (248,125,740)
Class C Shares
Shares sold	925,457	$ 13,150,764	1,992,579	$ 28,459,923
Shares issued to shareholders in reinvestment of dividends	204,428	2,908,716	472,032	6,719,090
Shares repurchased	(5,801,359)	(82,462,239)	(12,478,365)	(177,810,539)
Net decrease	(4,671,474)	$ (66,402,759)	(10,013,754)	$ (142,631,526)
Class I Shares
Shares sold	55,781,884	$ 791,434,226	100,614,374	$ 1,432,688,087
Shares issued to shareholders in reinvestment of dividends	3,140,631	44,611,026	6,390,337	90,797,213
Shares repurchased	(93,536,777)	(1,326,251,484)	(110,796,332)	(1,575,937,602)
Net decrease	(34,614,262)	$ (490,206,232)	(3,791,621)	$ (52,452,302)
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $632,969,165 and $1,016,668,947, respectively.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  33

Financial Highlights
Thornburg Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 14.10	0.13	0.24	0.37	(0.13)	—	(0.13)	$ 14.34
2018 (b)	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	$ 14.10
2017 (b)	$ 14.63	0.23	(0.20)	0.03	(0.23)	—	(0.23)	$ 14.43
2016 (b)	$ 14.52	0.22	0.11	0.33	(0.22)	—	(0.22)	$ 14.63
2015 (b)	$ 14.58	0.23	(0.06)	0.17	(0.23)	—	(0.23)	$ 14.52
2014 (b)	$ 14.38	0.26	0.20	0.46	(0.26)	—	(0.26)	$ 14.58
CLASS C SHARES
2019 (c)	$ 14.12	0.11	0.25	0.36	(0.11)	—	(0.11)	$ 14.37
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	(0.20)	$ 14.12
2017	$ 14.66	0.20	(0.20)	—	(0.20)	—	(0.20)	$ 14.46
2016	$ 14.55	0.19	0.11	0.30	(0.19)	—	(0.19)	$ 14.66
2015	$ 14.60	0.19	(0.05)	0.14	(0.19)	—	(0.19)	$ 14.55
2014	$ 14.41	0.22	0.19	0.41	(0.22)	—	(0.22)	$ 14.60
CLASS I SHARES
2019 (c)	$ 14.10	0.15	0.24	0.39	(0.15)	—	(0.15)	$ 14.34
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	(0.28)	$ 14.10
2017	$ 14.64	0.28	(0.21)	0.07	(0.28)	—	(0.28)	$ 14.43
2016	$ 14.53	0.27	0.11	0.38	(0.27)	—	(0.27)	$ 14.64
2015	$ 14.58	0.27	(0.05)	0.22	(0.27)	—	(0.27)	$ 14.53
2014	$ 14.38	0.30	0.20	0.50	(0.30)	—	(0.30)	$ 14.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
34  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Limited Term Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

1.81 (d)	0.71 (d)	0.71 (d)	0.71 (d)	2.62	11.23	$ 986,804
1.67	0.71	0.71	0.71	(0.64)	16.29	$ 1,037,769
1.62	0.73	0.73	0.73	0.24	17.56	$ 1,314,094
1.54	0.72	0.72	0.72	2.32	14.53	$ 1,697,329
1.56	0.73	0.73	0.73	1.15	18.56	$ 1,700,127
1.78	0.72	0.71	0.72	3.20	14.46	$ 1,865,213

1.56 (d)	0.95 (d)	0.95 (d)	0.95 (d)	2.57	11.23	$ 391,156
1.43	0.95	0.95	0.95	(0.94)	16.29	$ 450,402
1.38	0.97	0.97	0.97	0.01	17.56	$ 605,898
1.30	0.96	0.96	0.96	2.07	14.53	$ 741,637
1.32	0.96	0.96	0.96	0.98	18.56	$ 730,395
1.52	0.97	0.96	0.97	2.87	14.46	$ 749,648

2.06 (d)	0.46 (d)	0.46 (d)	0.46 (d)	2.75	11.23	$ 4,682,280
1.95	0.43	0.43	0.43	(0.36)	16.29	$ 5,089,760
1.93	0.42	0.42	0.42	0.49	17.56	$ 5,265,576
1.85	0.41	0.41	0.41	2.64	14.53	$ 5,506,166
1.88	0.41	0.41	0.41	1.54	18.56	$ 4,832,467
2.09	0.40	0.40	0.40	3.53	14.46	$ 4,417,547
Semi-Annual Report  |  35

Expense Example
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$1,026.22	$3.59
Hypothetical*	$1,000.00	$1,021.39	$3.58
CLASS C SHARES
Actual	$1,000.00	$1,025.67	$4.80
Hypothetical*	$1,000.00	$1,020.19	$4.78
CLASS I SHARES
Actual	$1,000.00	$1,027.50	$2.33
Hypothetical*	$1,000.00	$1,022.64	$2.32

†	Expenses are equal to the annualized expense ratio for each class (A: 0.71%; C: 0.95%; I: 0.46%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
36  |  Semi-Annual Report

Other Information
Thornburg Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  37

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
38  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1072

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Intermediate Municipal Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
April 10, 2019
Dear Fellow Shareholder:
We are pleased to present the semi-annual report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares increased 29 cents to $14.07 per share during the semi-annual period ended March 31, 2019. The Class I shares of your Fund underperformed the index with a 3.46% total return for the semi-annual period ended March 31, 2019, compared to the 4.62% total return for the ICE BofAML 3-15 Year U.S. Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations and other risk factors during the semi-annual period. The impact of the Fund’s 0.65 years shorter duration detracted 0.554%. The Fund’s credit quality allocations contributed 0.024%, while other risk factors detracted 0.329%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
It seems clear the President of the United States and Chairman of the Federal Reserve are locked in an epic battle over the fate of the U.S. economy. President Donald Trump has begged, cajoled or otherwise threatened Fed Chairman Jerome Powell to stop raising interest rates. He has gone so far as to blame the turmoil in the stock market at the end of 2018 solely on the Fed’s actions. Those comments, along with equity market volatility and perceived macroeconomic weakness, has led the market to discount the probability that the Fed continues to hike rates.
It is well known that the Fed has a dual mandate: ensure low unemployment while maintaining low inflation. By those metrics, the Fed is a rousing success and has been for some time. And yet Chairman Powell, and Janet Yellen before him, have pushed rates higher. Why? Why would either of them take any action if, by every available measure, they have already accomplished their goal? Either they are supervillains, or they believe that their job entails more than the dual mandate.
Chairman Powell seems acutely aware of the problem that the Fed has created with a zero interest rate policy and its asset purchase program, otherwise known as “quantitative easing.” For years, investors have been pushed out the risk spectrum, leaving the safety of money market funds offering zero percent yields in search of income in riskier and riskier asset classes. If Chairman Powell believes that the job of the Fed extends beyond the dual mandate and includes the overall health of the U.S. macroeconomy, then he must be concerned with the disconnect between investors’ current asset allocations and their actual risk profiles. The easiest way to fix the issue with investors’ imprudent risk taking is to provide them with attractive investment options that offer lower risk profiles. And the easiest way to do that is to continue pushing rates higher, which he did through much of 2018.
This led to the makings of an attractive rate market going into the last couple weeks of December, but it turned out to be ephemeral. An equity market selloff, the ensuing flight to quality and a capitulating Fed all converged to move the 10-year AAA-rated GO municipal bond, as measured by the Thomson Reuters Municipal Market Data (MMD) AAA Curve, from a high of 2.78% in early November 2018 to a low of 1.88% in late March 2019. This was despite heavy tax-loss selling experienced in December that one would expect to push rates higher. Tax-loss selling has reversed itself to a large degree as flows into the muni space have been extraordinary through the first quarter of 2019. Nearly $24 billion flowed to municipal mutual funds in the first three months of the year, marking the best quarter return in five years, according to Investment Company Institute data.
Following the Fed’s capitulation at its December meeting, as well as its dovish language in the most recent statement, maintaining current levels of consumption via the wealth effect has taken on more importance. The change in guidance isn’t only domestic. Stimulus is back on the front burner globally, from the European Central Bank’s “targeted longer-term refinancing operations” aimed at boosting credit growth in the Eurozone to the People’s Bank of China’s pump-priming exertions. The policy accommodation has certainly been a positive for domestic and global equity markets, notwithstanding the rally in fixed income. Case in point: the ICE BofAML Municipal Master Index returned 2.95% in the first quarter of 2019, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.94% and the S&P 500 Index returned 13.65%.
The question for fixed income investors remains: Will rates fall further or does the Fed raise again? Based on how the five-year Treasury bond and one-month T-Bill were trading at 2.23% and 2.42% in late March 2019, respectively, it would appear the bond market is anticipating the next move by the Fed will be a cut. With the bond market and the equity markets having a difference of opinions, one thing is certain: either the bond market is right, or the equity market is right, but it can’t be both. Goldilocks is a fairy tale, not a sound investment thesis.
All this leads to our positioning and portfolio actions in the current market environment. Our strategies have been positioned in the bearish ranges for quite some time with shorter durations, higher credit qualities and higher cash reserves. As rates climbed through much of 2018, our defensive positioning paid off well. Even with the reduction in rates in the last couple weeks of the year, the shorter the duration, the better. So far this year, it has been the opposite. Rates have fallen, leading longer-duration strategies to outperform those of shorter duration. With the reduction in rates, we are comfortable maintaining our current positioning but will look to add additional duration when the opportunity presents itself. The same can be said for credit. We feel the worst mistake at this point in the cycle would be to take risk when we are not being

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
compensated to do so. Patience is now more of a virtue than before.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 7/22/91)
Without sales charge	3.80%	1.52%	2.40%	3.97%	4.58%
With sales charge	1.75%	0.85%	1.99%	3.76%	4.51%
Class C Shares (Incep: 9/1/94)
Without sales charge	3.44%	1.18%	2.06%	3.65%	3.78%
With sales charge	2.84%	1.18%	2.06%	3.65%	3.78%
Class I Shares (Incep: 7/5/96)	4.12%	1.80%	2.70%	4.29%	4.31%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.22%
SEC Yield	1.38%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.89%; C shares, 1.26%; I shares, 0.63%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s and S&P).
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Semi-Annual Report

Fund Summary
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	527
Effective Duration	4.0 Yrs
Average Maturity	7.4 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
12%	12%	8%	12%	12%	11%	11%	10%	6%	8%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 98.6%
	Alabama — 1.1%
	Alabama Public School & College Authority (Educational Facilities), Series B, 5.00% due 6/1/2021 - 6/1/2026	$ 5,155,000	$ 5,777,163
	East Alabama Health Care Authority (Health Care Facilities Capital Improvements) GO, 5.00% due 9/1/2027	1,250,000	1,335,750
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	6,981,960
	Alaska — 0.2%
	Alaska Housing Finance Corp. (State Capital Project) GO, Series A, 5.00% due 12/1/2021 (pre-refunded 12/1/2020)	500,000	528,470
	City of Valdez (BP Pipelines (Alaska), Inc. Project), 5.00% due 1/1/2021	2,000,000	2,108,840
	Arizona — 2.1%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	2,500,000	2,833,500
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2024 - 8/1/2029	2,635,000	2,899,472
[a]	Arizona Health Facilities Authority (Banner Health Obligated Group; LOC Bank Of America N.A.), Series C-RMK 1.50% due 1/1/2046 (put 4/1/2019)	3,675,000	3,675,000
	City of Flagstaff (Urban Trail, Street and Utilities Improvements) GO,
	3.00% due 7/1/2020	700,000	712,831
	4.00% due 7/1/2022 - 7/1/2023	620,000	671,619
	County of Pima (Providence Day School Project) IDA, 5.00% due 12/1/2030	2,000,000	2,070,000
[b]	Industrial Development Authority of the County of Yavapai, (Waste Management, Inc.) AMT 2.80% due 6/1/2027 (put 6/1/2021)	2,000,000	2,024,280
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2033 - 1/1/2037	7,000,000	8,476,605
	Salt Verde Financial Corp. (Gas Supply Acquisition), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	3,161,154
	Arkansas — 0.3%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), 5.00% due 11/1/2031 - 11/1/2034	3,655,000	4,151,717
	California — 5.7%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	4,226,058
	Brentwood Infrastructure Financing Authority (Insured: AGM), 5.00% due 11/1/2026	2,000,000	2,155,660
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	3,020,000	3,396,715
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2022 - 8/15/2033	1,950,000	2,220,174
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2027	5,250,000	5,596,342
	California Educational Facilities Authority (Pitzer College), 5.50% due 4/1/2029 (pre-refunded 4/1/2020)	3,000,000	3,123,210
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,554,705
[c]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.399% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	3,000,000	3,009,870
	Carson Redevelopment Agency (Redevelopment Project Area No. 1),
	Series A,
	6.25% due 10/1/2022 (pre-refunded 10/1/2019)	1,620,000	1,659,366
	6.375% due 10/1/2024 (pre-refunded 10/1/2019)	1,300,000	1,332,396
	Corona-Norco (Insured: AGM) USD COP, 5.00% due 4/15/2021	1,000,000	1,033,850
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,688,908
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,282,620
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,410,000	1,672,147
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,921,906
	M-S-R Energy Authority, 6.125% due 11/1/2029	2,500,000	3,130,050
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,200,668
[b,d]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	8,000,000	8,627,920
	Oakland (County of Alameda Educational Facilities) USD GO, 5.00% due 8/1/2032 - 8/1/2034	3,000,000	3,413,040
	Redwood City Redevelopment Agency (Redevelopment Area A-2; Insured: AMBAC), Zero Coupon due 7/15/2023	2,065,000	1,890,074
	San Jose Redevelopment Agency (Merged Area Redevelopment Project),
	5.25% due 8/1/2027 (pre-refunded 8/1/2020)	2,400,000	2,523,288
	5.375% due 8/1/2028 (pre-refunded 8/1/2020)	1,175,000	1,237,299
	San Mateo Union High School District (Educational Facilities; Insured: Natl-Re) GO, Series B, Zero Coupon due 9/1/2019	3,000,000	2,981,730
	Saratoga Union School District (Insured: Natl-Re) GO, Series B, Zero Coupon due 9/1/2023	900,000	833,346
	State of California (Kindergarten-University Facilities) GO, 5.25% due 9/1/2026	5,000,000	5,435,250
	Turlock Irrigation District,
	Series A,
	5.00% due 1/1/2021	1,005,000	1,031,783
	5.00% due 1/1/2021 (pre-refunded 1/1/2020)	745,000	765,473
	William S. Hart Union High School District (Educational Facilities; Insured: AGM) GO, Series B, Zero Coupon due 9/1/2021	800,000	768,696
	Colorado — 1.7%
	City & County of Denver (SPA JP Morgan Chase Bank, N.A),
[a]	Series A2 1.50% due 12/1/2029 (put 4/1/2019)	4,895,000	4,895,000
[a]	Series A3 1.50% due 12/1/2031 (put 4/1/2019)	2,630,000	2,630,000
	Housing Authority of the City and County of Denver (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,338,538
	Park Creek Metropolitan District (Insured: AGM), 5.25% due 12/1/2020 (pre-refunded 12/1/2019)	1,120,000	1,147,541
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028	1,550,000	1,732,171
	Regional Transportation District (Public Mass Transportation System) COP,
	Series A,
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	5.50% due 6/1/2022	$ 260,000	$ 271,235
	5.50% due 6/1/2022 (pre-refunded 6/1/2020)	2,740,000	2,863,656
	State of Colorado COP, Series A, 5.00% due 9/1/2029 - 9/1/2032	5,205,000	6,331,144
	Connecticut — 1.8%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,932,492
	Connecticut Health & Educational Facilities Authority (Ethel Walker School), Series B, 5.75% due 7/1/2029 (pre-refunded 7/1/2019)	1,350,000	1,364,202
	State of Connecticut GO,
	5.00% due 6/15/2028 - 4/15/2034	12,305,000	14,480,699
	Series A/E, 5.00% due 9/15/2033 - 4/15/2035	4,650,000	5,455,227
	District of Columbia — 1.1%
	Metropolitan Airports Authority (Dulles Toll Road; Insured: AGM), Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	8,687,872
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,355,968
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	3,950,784
	Florida — 7.1%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2034 - 10/1/2035	3,500,000	4,092,750
	Central Florida Expressway Authority, 5.00% due 7/1/2037	1,095,000	1,288,804
[a]	City of Gainesville (Utilities System; SPA Landesbank Hessen-Thuringen), Series A-REMK 1.49% due 10/1/2026 (put 4/1/2019)	1,000,000	1,000,000
	City of Jacksonville (Better Jacksonville Plan), Series A, 5.00% due 10/1/2026	2,075,000	2,293,601
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027 - 10/1/2036	6,450,000	8,271,132
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2022 - 9/1/2025	3,270,000	3,783,147
	City of Orlando (Senior Tourist Development; Insured: AGM), 5.00% due 11/1/2032 - 11/1/2037	3,430,000	3,983,883
	Escambia County (Florida Health Care Facility Loan Program; Insured: AMBAC) HFA ETM, 5.95% due 7/1/2020	260,000	274,004
	Florida State Department of Children & Families (South Florida Evaluation Treatment Center) COP, 5.00% due 10/1/2019	2,255,000	2,261,246
	Lake County School Board (School District Facility Projects) COP, Series B, 5.00% due 6/1/2026	1,210,000	1,318,489
	Manatee County (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	7,098,142
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	6,117,986
	Miami-Dade County (Seaport Properties) GO, Series C, 5.00% due 10/1/2023	1,040,000	1,125,894
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,157,210
	Miami-Dade County Health Facilities Authority (Nicklaus Children’s Hospital), 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,346,200
[a]	Miami-Dade County Industrial Development Authority, (Florida Power & Light Co.), 1.51% due 6/1/2021 (put 4/1/2019)	2,500,000	2,500,000
	Miami-Dade County School Board (Insured: AMBAC) COP, Series D, 5.00% due 10/1/2021	3,035,000	3,275,584
	Miami-Dade County School Board COP, Series A, 5.00% due 5/1/2030	3,250,000	3,735,745
	Orange County (Orlando Health, Inc.) HFA, 5.125% due 10/1/2026	2,000,000	2,035,680
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,364,520
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025	500,000	567,855
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2028	595,000	743,536
	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), 2.548% due 10/1/2021	2,000,000	2,067,000
	School Board of Broward County (Educational Facilities and Equipment) COP, Series A, 5.00% due 7/1/2027	2,000,000	2,180,020
	School Board of Broward County (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2030	1,250,000	1,441,187
	Series B, 5.00% due 7/1/2032	2,000,000	2,289,440
	Series C, 5.00% due 7/1/2022 - 7/1/2024	7,880,000	8,956,701
	School District of Broward County COP,
	Series A,
	5.00% due 7/1/2026	545,000	595,009
	5.00% due 7/1/2026 (pre-refunded 7/1/2022)	2,455,000	2,715,574
	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,643,750
	Sunshine State Governmental Finance Commission (Miami-Dade County Program), 5.00% due 9/1/2028	3,500,000	3,938,130
	Georgia — 1.4%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons, LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,619,131
	City of Atlanta (Water & Wastewater System; Insured: AGM),
	Series B,
	5.50% due 11/1/2024	1,740,000	1,779,133
	5.50% due 11/1/2024 (pre-refunded 11/1/2019)	3,260,000	3,335,828
	City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	530,000	583,249
	Clarke County Hospital Authority (Athens Regional Medical Center), 5.00% due 1/1/2023 - 1/1/2026 (pre-refunded 1/1/2022)	5,620,000	6,140,973
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.), 5.00% due 10/1/2019	3,000,000	3,049,410
	Guam — 2.3%
	Government of Guam (Economic Development), Series D, 5.00% due 11/15/2031	5,500,000	6,023,435
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2032	12,000,000	13,083,480
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2033	1,650,000	1,852,092
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2023 - 10/1/2025	6,500,000	7,147,270
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,111,470
	Hawaii — 1.0%
	County of Hawaii GO, 5.00% due 9/1/2033	1,250,000	1,465,538
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	State of Hawaii GO,
	Series DZ, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	$ 3,635,000	$ 3,952,008
	Series DZ-2016, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	6,365,000	6,939,265
	Illinois — 8.7%
	Board of Trustees of Southern Illinois University (Housing & Auxiliary Facilities; Insured: Natl-Re), Series A, 5.25% due 4/1/2019	1,000,000	1,000,000
	Chicago O’Hare International Airport (2015 Airport Projects), Series B, 5.00% due 1/1/2020 - 1/1/2021	2,000,000	2,082,600
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2029 - 1/1/2030	1,765,000	2,062,172
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	9,426,805
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2027 - 1/1/2029	3,940,000	4,301,443
	Series B, 5.00% due 1/1/2025 - 1/1/2030	4,500,000	4,907,855
	Series D, 5.00% due 1/1/2028	3,450,000	3,764,191
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	10,890,918
	5.25% due 1/1/2034	4,700,000	5,170,235
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	8,827,965
	City of Chicago (Wastewater Transmission System; Insured: AGM), Series B-AGM-CR, 5.00% due 1/1/2034	1,375,000	1,587,919
	City of Chicago (Water System; Insured: AGM), 5.00% due 11/1/2037	4,250,000	4,808,110
	City of Chicago (Water System; Insured: AMBAC), 5.75% due 11/1/2030	1,270,000	1,560,779
	City of Mount Vernon (Various Municipal Capital Improvements; Insured: AGM) GO, 4.00% due 12/15/2025	1,900,000	1,965,113
	Cook County GO, Series A, 5.25% due 11/15/2024	3,000,000	3,142,080
	Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO ETM, Series D, Zero Coupon due 12/1/2022	2,000,000	1,872,220
	Forest Preserve District of DuPage County (Land Acquisition and Development) GO, 4.00% due 11/1/2022	750,000	810,330
	Illinois (Midwest Care Center I, Inc.; Collateralized: GNMA) HFA, 5.70% due 2/20/2021	190,000	190,289
[a]	Illinois Educational Facilities Authority (National-Louis University; LOC JP Morgan Chase Bank, N.A.) Series B 1.60% due 6/1/2029 (put 4/5/2019)	980,000	980,000
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group; SPA JP Morgan Chase Bank, N.A) 1.50% due 8/15/2042 (put 4/1/2019)	5,950,000	5,950,000
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,123,750
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	1,000,000	1,132,090
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	6,290,148
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,068,110
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	7,297,676
	Niles Park District (Parks and Recreation Projects) GO, 3.00% due 12/1/2019 - 12/1/2020	730,000	741,630
	State of Illinois Series B, 5.00% due 6/15/2030 - 6/15/2032	12,165,000	13,621,409
	Tazewell County School District (Insured: Natl-Re) GO, 9.00% due 12/1/2024	1,205,000	1,607,771
[a]	University of Illinois (VAR-REF-UIC South Campus Dev; LOC JP Morgan Chase Bank, N.A.), 1.60% due 1/15/2022 (put 4/5/2019)	615,000	615,000
	Village of Tinley Park GO,
	4.00% due 12/1/2021	585,000	617,122
	5.00% due 12/1/2024	870,000	985,606
	Indiana — 3.4%
	Board of Trustees for the Vincennes University, Series J, 5.375% due 6/1/2022	895,000	933,020
	City of Carmel Redevelopment Authority (Performing Arts Center), Zero Coupon due 2/1/2021	2,000,000	1,931,620
	City of Carmel Redevelopment District (Performing Arts Center) COP, Series C, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	2,730,000	2,963,006
[b]	City of Whiting Environmental Facilities (BP Products North America Inc. Project) AMT, Series A, 5.00% due 3/1/2046 (put 3/1/2023)	1,000,000	1,105,150
	Hobart Building Corp. (Insured: Natl-Re) (State Aid Withholding) ETM, 6.50% due 7/15/2019	515,000	522,277
	Indiana (Ascension Health Credit Group) HFFA, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	9,555,609
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), 5.25% due 4/1/2023	2,000,000	2,250,640
	Indiana Bond Bank (Natural Gas Utility Improvements), Series A, 5.25% due 10/15/2020	5,340,000	5,599,043
[a]	Indiana Finance Authority 1.52% due 11/1/2037 (put 4/1/2019)	5,600,000	5,600,000
[a]	Indiana Finance Authority (Franciscan Alliance, Inc. Obligated Group; LOC Barclays Bank plc), 1.52% due 11/1/2037 (put 4/1/2019)	2,400,000	2,400,000
	Indiana Finance Authority (Marian University), 5.25% due 9/15/2022 - 9/15/2023	5,085,000	5,447,173
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2021	605,000	614,728
[a]	Indiana Finance Authority, (SPA U.S. Bank, N.A.) 1.48% due 2/1/2037 (put 4/1/2019)	2,645,000	2,645,000
[a]	Indiana Finance Authority, (SPA Wells Fargo Bank, N.A.) 1.48% due 2/1/2037 (put 4/1/2019)	1,500,000	1,500,000
	Iowa — 0.4%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,589,351
	Kansas — 0.1%
	Kansas (Wichita State University) DFA, Series A, 5.00% due 6/1/2020	575,000	597,442
[e]	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) GO, 5.00% due 9/1/2030 - 9/1/2031	640,000	761,525
	Kentucky — 1.9%
	Commonwealth of Kentucky State Property and Buildings Commission (Project No. 112), Series B, 5.00% due 11/1/2023	2,440,000	2,751,124
[b,d]	Kentucky Public Energy Authority (Gas Supply System), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	17,500,000	18,952,675
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), 5.25% due 10/1/2026	2,320,000	2,644,429
	Louisiana — 2.4%
10   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	City of New Orleans (Sewerage System; Insured: AGM), 6.00% due 6/1/2024 (pre-refunded 6/1/2019)	$ 750,000	$ 755,482
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032	6,825,000	7,813,061
	Jefferson Sales Tax District (Insured: AGM), 5.00% due 12/1/2034	1,000,000	1,184,600
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031	6,100,000	6,822,359
	New Orleans Regional Transit Authority (Insured: AGM), 5.00% due 12/1/2023 - 12/1/2024	2,000,000	2,105,840
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	4,248,319
	Parish of Plaquemines Law Enforcement District GO,
	5.00% due 9/1/2023 - 9/1/2025 (pre-refunded 9/1/2019)	2,580,000	2,616,971
	5.15% due 9/1/2027 (pre-refunded 9/1/2019)	1,490,000	1,512,261
	5.30% due 9/1/2029 (pre-refunded 9/1/2019)	1,650,000	1,675,674
	Terrebonne Parish Hospital Service District No. 1 (General Medical Center),
	5.00% due 4/1/2028	960,000	983,395
	5.00% due 4/1/2028 (pre-refunded 4/1/2020)	540,000	558,257
	Maryland — 0.1%
[a]	Maryland Stadium Authority (LOC Sumitomo Mitsui Banking Corp.), 1.49% due 3/1/2026 (put 4/5/2019)	780,000	780,000
	Massachusetts — 1.6%
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	10,958,673
	Massachusetts Bay Transportation Authority (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,313,770
	Massachusetts Development Finance Agency (CareGroup Healthcare System),
	Series H-1, 5.00% due 7/1/2021	2,330,000	2,480,821
	Series I, 5.00% due 7/1/2036	1,750,000	1,977,500
	Massachusetts Development Finance Agency (Simmons College), Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	2,039,825
	Massachusetts Educational Financing Authority (Higher Education Student Loans), Series A, 5.50% due 1/1/2022	1,130,000	1,162,680
	Michigan — 2.0%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,157,581
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.00% due 11/1/2025	300,000	325,806
	County of Genesee (Water Supply System; Insured: BAM) GO,
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,720,771
	5.125% due 11/1/2032	750,000	830,228
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	3,264,516
	Detroit City School District (School Building & Site Improvement; Insured: AGM/Q-SBLF) GO, Series A, 5.25% due 5/1/2026	3,150,000	3,753,508
	Detroit City School District (School Building & Site; Insured: Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,331,088
	Kalamazoo Hospital Finance Authority (Bronson Healthcare),
	5.25% due 5/15/2026	175,000	186,953
	5.25% due 5/15/2026 (pre-refunded 5/15/2021)	1,110,000	1,193,117
	Kalamazoo Hospital Finance Authority (Bronson Healthcare; Insured: AGM),
	5.00% due 5/15/2022	1,105,000	1,140,227
	5.00% due 5/15/2022 (pre-refunded 5/15/2020)	1,365,000	1,415,955
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,580,000	1,690,647
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	870,000	878,108
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.625% due 11/15/2029 (pre-refunded 11/15/2019)	2,500,000	2,562,350
	State of Michigan (Trunk Line Fund; Insured: AGM), 5.50% due 11/1/2020	1,500,000	1,593,105
	Minnesota — 0.2%
	Minnesota Agriculture & Economic Development Board (Essentia Health; Insured: AGM), 5.50% due 2/15/2025	2,500,000	2,582,475
	Mississippi — 1.0%
	Mississippi Development Bank (Capital City Convention Center) GO, 5.00% due 3/1/2025	2,850,000	3,231,729
	Mississippi Development Bank (Department of Corrections), Series D, 5.25% due 8/1/2027 (pre-refunded 8/1/2020)	3,415,000	3,584,384
	Mississippi Development Bank (Jackson Public School District; Insured BAM) GO, 5.25% due 10/1/2037 - 10/1/2038	5,250,000	6,215,032
	Missouri — 0.4%
	Missouri Health and Educational Facilities Authority (Webster University) ETM, 5.00% due 4/1/2019 - 4/1/2021	4,755,000	4,923,790
	Tax Increment Financing Commission of Kansas City (Union Hill Redevelopment Project), 5.00% due 5/1/2022	500,000	504,990
	Nebraska — 0.7%
[b,d]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	8,350,000	9,255,808
	Nevada — 1.1%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2027 - 9/1/2032	3,180,000	3,503,290
	Clark County School District (School Facilities Improvements) GO, Series C, 5.00% due 6/15/2022	1,110,000	1,221,200
	Washoe County (Reno Sparks Convention & Visitors Authority) GO,
	5.00% due 7/1/2026 - 7/1/2029	7,000,000	7,503,890
	5.00% due 7/1/2032 (pre-refunded 7/1/2021)	95,000	102,121
	Washoe County NV GO,
	5.00% due 7/1/2032	1,780,000	1,904,564
	5.00% due 7/1/2032 (pre-refunded 7/1/2021)	125,000	134,370
	New Hampshire — 0.5%
[a]	New Hampshire Health and Education Facilities Authority (University System of New Hampshire; SPA Wells Fargo Bank, N.A.) 1.52% due 7/1/2033 (put 4/1/2019)	500,000	500,000
Semi-Annual Report  |  11

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	$ 1,860,000	$ 2,109,891
	State of New Hampshire (Turnpike System), Series B, 5.00% due 2/1/2022 - 2/1/2024	4,005,000	4,366,762
	New Jersey — 3.1%
	Cape May County Industrial Pollution Control Financing Authority (Atlantic City Electric Company; Insured: Natl-Re), Series A, 6.80% due 3/1/2021	675,000	729,027
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re), 5.50% due 10/1/2024	2,500,000	2,978,850
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026	2,000,000	2,166,440
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,591,240
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	2,062,440
	New Jersey State Health Care Facilities Financing Authority (Virtua Health), 5.00% due 7/1/2027 - 7/1/2028	3,000,000	3,418,100
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[c]	2.70% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	2,000,000	2,015,580
	5.00% due 6/15/2023 - 6/15/2031	13,250,000	15,219,430
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: Natl-Re), Series B, 5.50% due 12/15/2020	3,185,000	3,372,819
	Passaic Valley Sewage Commissioners GO, Series G, 5.75% due 12/1/2022	3,000,000	3,392,370
	New Mexico — 0.8%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series B, 4.70% due 9/1/2024	3,000,000	3,121,860
	City of Las Cruces (NMFA Loan), 5.00% due 6/1/2030	2,040,000	2,114,990
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,130,000	2,223,550
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2034	1,810,000	2,123,673
	New York — 12.9%
	City of New York (City Budget Financial Management) GO,
	5.00% due 8/1/2027	4,530,000	5,186,895
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	10,304,250
[a]	City of New York (Public Improvements) GO, 1.60% due 4/1/2042 (put 4/1/2019)	1,100,000	1,100,000
[a]	City of New York (Public Improvements; SPA JPMorgan Chase Bank, N.A.) GO, Series 1-SUBSER I-2 1.50% due 3/1/2040 (put 4/1/2019)	5,800,000	5,800,000
[a]	City of New York (SPA JP Morgan Chase Bank, N.A) GO, 1.50% due 6/1/2044 (put 4/1/2019)	500,000	500,000
[a]	City of New York (SPA Landesbank Hessen-Thuringen) GO, Series A-3 1.53% due 8/1/2035 (put 4/1/2019)	8,800,000	8,800,000
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,300,000	1,478,594
	Erie County Industrial Development Agency (City of Buffalo School District) (State Aid Withholding) ETM, 5.00% due 5/1/2019	1,190,000	1,193,368
	Erie County Industrial Development Agency (City of Buffalo School District) (State Aid Withholding), 5.00% due 5/1/2019 - 5/1/2027	6,810,000	7,446,645
	Metropolitan Transportation Authority (Green Bond), Series C-1 5.00% due 11/15/2030	8,500,000	10,180,280
	Metropolitan Transportation Authority (Transit and Commuter System), Series A2-GREEN BOND, 5.00% due 11/15/2024	5,435,000	6,297,643
	Metropolitan Transportation Authority, Series A2-GREEN BOND, 5.00% due 11/15/2025	7,500,000	8,853,150
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue, (Barclays Bank plc) Series B-3, 1.52% due 11/1/2042 (put 4/1/2019)	22,800,000	22,800,000
	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA JP Morgan Chase Bank, N.A)
[a]	1.50% due 2/1/2045 (put 4/1/2019)	500,000	500,000
[a]	Series C-4, 1.50% due 11/1/2036 (put 4/1/2019)	700,000	700,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA U.S. Bank, N.A.) 1.48% due 8/1/2039 (put 4/1/2019)	900,000	900,000
[a]	New York City Water & Sewer System Series F-SUBSER F-2-REMK 10/2 1.48% due 6/15/2035 (put 4/1/2019)	24,900,000	24,900,000
[a]	New York City Water & Sewer System (SPA JP Morgan Chase Bank, N.A.), Series AA1, 1.50% due 6/15/2050 (put 4/1/2019)	1,800,000	1,800,000
[a]	New York City Water & Sewer System, (SPA JP Morgan Chase Bank, N.A) 1.50% due 6/15/2050 (put 4/1/2019)	500,000	500,000
[a]	New York City Water & Sewer System, (SPA Landesbank Hessen-Thuringen) Series R, 1.50% due 6/15/2044 (put 4/1/2019)	700,000	700,000
[a]	New York City Water & Sewer System, (SPA Mizuho Bank Ltd.) 1.52% due 6/15/2044 (put 4/1/2019)	4,500,000	4,500,000
	New York City Water & Sewer System, (SPA State Street Bank and Trust Co.)
[a]	1.48% due 6/15/2043 - 6/15/2045 (put 4/1/2019)	7,300,000	7,300,000
[a]	1.50% due 6/15/2032 (put 4/1/2019)	10,080,000	10,080,000
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,796,875
	New York State Dormitory Authority (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	2,180,000	2,202,192
	New York State Dormitory Authority (State University Educational Facilities), Series A, 5.25% due 5/15/2021	500,000	528,930
[a]	New York State Housing Finance Agency (160 Madison Ave, LLC; LOC Landesbank Hessen-Thuringen), 1.51% due 11/1/2046 (put 4/1/2019)	1,000,000	1,000,000
[a]	New York State Housing Finance Agency (LOC Landesbank Hessen-Thuringen), 1.51% due 11/1/2046 (put 4/1/2019)	600,000	600,000
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	12,750,000	12,845,998
	United Nations Development Corp. (One, Two and Three U.N. Plaza), Series A, 5.00% due 7/1/2025	1,700,000	1,713,719
	North Carolina — 0.5%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,434,295
[a]	North Carolina Medical Care Commission (Novant Health Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series A 1.57% due 11/1/2034 (put 4/5/2019)	600,000	600,000
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030	3,000,000	3,457,740
	Ohio — 4.4%
	Akron, Bath and Copley Joint Township Hospital District (Children’s Hospital Medical Center of Akron), 5.00% due 11/15/2024	1,000,000	1,089,750
	American Municipal Power, Inc. (AMP Fremont Energy Center), Series B, 5.25% due 2/15/2028 (pre-refunded 2/15/2022)	4,000,000	4,409,000
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031	3,075,000	3,509,743
	City of Cleveland (Bridges and Roadways), 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,886,811
	City of Cleveland (Public Facilities Improvements),
	5.00% due 10/1/2029	1,500,000	1,827,150
12   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	$ 5,185,000	$ 5,959,432
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024 - 12/1/2026	2,230,000	2,487,729
	City of Cleveland Income Tax Revenue, 5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,726,528
	Cleveland-Cuyahoga County Port Authority (Cleveland Museum of Art), 5.00% due 10/1/2021	2,040,000	2,144,693
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	2,074,821
	County of Allen (Catholic Health Partners-Mercy Health West Facility), Series A, 5.00% due 5/1/2025 - 5/1/2026	8,325,000	9,098,931
	County of Cuyahoga (Convention Center Hotel) COP, 5.00% due 12/1/2026	2,910,000	3,296,448
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	9,222,786
	Deerfield Township (Public Street Improvements-Wilkens Blvd.), 5.00% due 12/1/2025	925,000	927,451
	Greene County Vocational School District (School Facilities Construction and Improvement) GO, 5.00% due 12/1/2030 - 12/1/2033	2,580,000	3,167,338
	Lucas County Health Care Facility (Sunset Retirement Community),
	5.00% due 8/15/2021	740,000	766,840
	5.125% due 8/15/2025	1,250,000	1,326,563
	Oklahoma — 0.2%
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2026 - 8/15/2027	2,230,000	2,609,743
	Oregon — 0.0%
[a]	Clackamas County Hospital Facility Authority (Legacy Health; LOC U.S. Bank N.A.), Series A 1.50% due 6/1/2037 (put 4/5/2019)	500,000	500,000
	Pennsylvania — 6.9%
	Allegheny County (Propel Charter School-McKeesport) IDA,
	Series C,
	5.90% due 8/15/2026	765,000	790,612
	6.375% due 8/15/2035	1,130,000	1,164,589
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), Series A, 5.00% due 5/15/2019	2,500,000	2,509,975
	Bethlehem Area School District (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding) GO,
	Series A,
	5.00% due 10/15/2020	380,000	380,475
	5.00% due 10/15/2020 (pre-refunded 4/15/2019)	95,000	95,118
	Bucks County Industrial Development Authority (Waste Management, Inc.) AMT, 2.75% due 12/1/2022	7,000,000	7,054,110
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,616,372
	City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2036 - 8/1/2037	5,485,000	6,297,868
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2029 - 10/1/2030	3,510,000	4,160,346
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2024 - 9/1/2036	1,715,000	2,009,004
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,465,870
	Dallastown Area School District (State Aid Withholding) GO, Series A, 4.00% due 5/1/2021	460,000	481,694
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), 5.25% due 12/15/2030	3,000,000	3,349,230
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	4,161,127
	Pennsylvania Higher Educational Facilities Authority (Insured: AMBAC), Series 14, Zero Coupon due 7/1/2020	2,032,839	1,859,641
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding) GO, Series B, 5.00% due 6/1/2027	5,000,000	5,929,300
	Pennsylvania Turnpike Commission (Highway Improvements),
	5.00% due 12/1/2035 - 12/1/2036	1,750,000	2,057,410
	5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,540,000	1,632,585
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	2,460,000	2,614,168
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), 5.00% due 9/1/2032 - 9/1/2034	5,685,000	6,560,618
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	12,686,082
	Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
	Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	9,800,006
	Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	4,172,126
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	4.00% due 9/15/2020 - 9/15/2021	1,215,000	1,259,945
	5.00% due 9/15/2021	430,000	461,562
	Rhode Island — 0.4%
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	861,576
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	4,072,488
	South Carolina — 0.2%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,268,890
	South Dakota — 0.4%
	South Dakota Health and Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2023	1,575,000	1,687,754
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2024 - 11/1/2029	3,500,000	3,829,244
	Tennessee — 1.6%
	County of Shelby Health, Educational and Housing Facility Board (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2027 - 5/1/2035	3,560,000	4,215,482
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,576,120
	Tennessee Energy Acquisition Corp. (The Gas Project),
	5.25% due 9/1/2023	7,000,000	7,802,410
[b]	Series A, 4.00% due 5/1/2048 (put 5/1/2023)	1,850,000	1,956,708
Semi-Annual Report  |  13

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Series C, 5.00% due 2/1/2023	$ 2,500,000	$ 2,730,650
	Texas — 9.6%
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	11,206,490
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,138,540
	City of Galveston (Galveston Island Convention Center; Insured: AGM),
	Series A, 5.00% due 9/1/2021	545,000	580,403
	Series B, 5.00% due 9/1/2024	1,115,000	1,227,849
	City of Houston (Convention & Entertainment Facilities), 5.00% due 9/1/2032	3,560,000	4,003,790
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,175,000	1,401,810
	City of McAllen (International Toll Bridge; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	7,099,123
	City of Pharr Higher Education Finance Authority (IDEA Public Schools), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2019)	4,445,000	4,513,542
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,533,980
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,599,866
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	2,705,000	2,926,377
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2035 - 12/1/2036	7,000,000	8,131,500
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,306,193
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,444,630
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,671,038
	Houston Airport System Revenue, Series D, 5.00% due 7/1/2035	1,750,000	2,097,707
	Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.), 6.50% due 5/15/2031 (pre-refunded 5/15/2021)	775,000	851,245
	La Vernia Higher Education Finance Corp. (Kipp, Inc.), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2019)	3,000,000	3,045,720
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	9,415,000	10,295,867
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	55,000	60,561
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2029 - 11/1/2030	4,040,000	5,048,361
	North Central Texas Health Facilities Development Corp. (Children’s Medical Center of Dallas), 5.00% due 8/15/2019	270,000	273,310
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2020 - 1/1/2037	3,750,000	4,088,170
	Round Rock (Educational Facilities Improvements; Guaranty: PSF) ISD GO, 5.00% due 8/1/2028 - 8/1/2029	5,820,000	6,932,844
[a]	San Antonio Education Facilities Corp. 1.55% due 6/1/2033 (put 4/5/2019)	500,000	500,000
	San Antonio Water System, Series A, 5.00% due 5/15/2037	500,000	596,140
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 5.75% due 8/15/2024 (pre-refunded 8/15/2020)	1,590,000	1,678,547
	Stephen F Austin State University (Financing System),
	Series A,
[f]	5.00% due 10/15/2030	415,000	504,574
	5.00% due 10/15/2031 - 10/15/2033	850,000	1,019,645
	Texas Public Finance Authority Charter School Finance Corp. (Cosmos Foundation, Inc.), Series A, 6.00% due 2/15/2030 (pre-refunded 2/15/2020)	1,750,000	1,815,100
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,250,000	2,570,295
	Texas Transportation Commission (Highway Improvements) GO, 4.00% due 8/29/2019	20,875,000	21,081,036
	Uptown Development Authority (Infrastructure Improvements), 5.50% due 9/1/2029 (pre-refunded 9/1/2019)	1,250,000	1,270,063
	U. S. Virgin Islands — 0.4%
	Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	5,000,000	4,900,000
	Utah — 1.4%
[b]	County of Utah, (IHC Health Services, Inc. Obligated Group), Series B- 5.00% due 5/15/2056 (put 8/1/2022)	2,500,000	2,740,600
	Murray (IHC Health Services, Inc. Obligated Group; SPA JP Morgan Chase Bank, N.A)
[a]	Series A, 1.50% due 5/15/2037 (put 4/1/2019)	1,325,000	1,325,000
[a]	Series B, 1.50% due 5/15/2037 (put 4/1/2019)	7,230,000	7,230,000
	Weber County (IHC Health Services, Inc. Obligated Group), (SPA The Bank of NY Mellon)
[a]	Series A, 1.50% due 2/15/2031 (put 4/1/2019)	600,000	600,000
[a]	Series C, 1.50% due 2/15/2035 (put 4/1/2019)	5,930,000	5,930,000
	Virginia — 0.0%
	County of Hanover (FirstHealth Richmond Memorial Hospital; Insured: Natl-Re) IDA ETM, 6.00% due 10/1/2021	380,000	387,851
	Washington — 2.8%
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2030	4,545,000	5,238,712
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028	7,860,000	8,672,883
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028	4,640,000	5,080,125
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	5,326,874
	State of Washington GO, Series C 5.00% due 2/1/2036 - 2/1/2037	7,425,000	9,012,938
	Tacoma School District No.10 (Pierce County Capital Projects) GO, 5.00% due 12/1/2019 - 12/1/2020	2,000,000	2,079,650
	West Virginia — 0.3%
[b]	West Virginia Economic Development Authority (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	2,000,000	2,031,940
[b]	West Virginia Economic Development Authority, (Appalachian Power Co.) AMT, Series A, 1.70% due 1/1/2041 (put 9/1/2020)	1,500,000	1,493,955
	Wisconsin — 2.4%
[b]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), 5.00% due 8/15/2054 (put 1/26/2022)	6,500,000	7,074,275
	Wisconsin Health & Educational Facilities Authority (Agnesian Healthcare),
14   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	5.00% due 7/1/2021 (pre-refunded 7/1/2020)	$ 2,170,000	$ 2,261,531
	5.50% due 7/1/2025 (pre-refunded 7/1/2020)	5,000,000	5,241,600
	Wisconsin Health & Educational Facilities Authority (ProHealth Care, Inc.), 5.00% due 8/15/2023 - 8/15/2026	10,925,000	11,699,769
	WPPI Energy,
	Series A,
	5.00% due 7/1/2029 - 7/1/2036	2,580,000	3,099,397
[f]	5.00% due 7/1/2031	400,000	483,840
	Total Investments — 98.6% (Cost $1,197,723,195)		$1,249,103,938
	Other Assets Less Liabilities — 1.4%		18,257,627
	Net Assets — 100.0%		$1,267,361,565

Footnote Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
b	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at March 31, 2019.
c	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
d	Illiquid security.
e	When-issued security.
f	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
Semi-Annual Report  |  15

Statement of Assets and Liabilities
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (cost $1,197,723,195) (Note 3)	$ 1,249,103,938
Cash	1,957,046
Receivable for investments sold	4,700,000
Receivable for fund shares sold	1,826,135
Interest receivable	14,420,086
Prepaid expenses and other assets	76,044
Total Assets	1,272,083,249
Liabilities
Payable for investments purchased	871,548
Payable for fund shares redeemed	2,330,014
Payable to investment advisor and other affiliates (Note 4)	699,956
Accounts payable and accrued expenses	350,402
Dividends payable	469,764
Total Liabilities	4,721,684
Net Assets	$ 1,267,361,565
NET ASSETS CONSIST OF
Distributable earnings	$ 40,458,348
Net capital paid in on shares of beneficial interest	1,226,903,217
$ 1,267,361,565
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($305,535,087 applicable to 21,693,946 shares of beneficial interest outstanding - Note 5)	$ 14.08
Maximum sales charge, 2.00% of offering price	0.29
Maximum offering price per share	$ 14.37
Class C Shares:
Net asset value and offering price per share* ($90,503,629 applicable to 6,418,089 shares of beneficial interest outstanding - Note 5)	$ 14.10
Class I Shares:
Net asset value, offering and redemption price per share ($871,322,849 applicable to 61,945,942 shares of beneficial interest outstanding - Note 5)	$ 14.07

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
16  |  Semi-Annual Report

Statement of Operations
Thornburg Intermediate Municipal Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Interest income (net of premium amortized of $6,780,976)	$ 21,161,854
EXPENSES
Investment advisory fees (Note 4)	2,932,295
Administration fees (Note 4)
Class A Shares	135,657
Class C Shares	43,157
Class I Shares	382,490
Distribution and service fees (Note 4)
Class A Shares	386,094
Class C Shares	294,820
Transfer agent fees
Class A Shares	109,400
Class C Shares	40,600
Class I Shares	344,710
Registration and filing fees
Class A Shares	8,330
Class C Shares	7,206
Class I Shares	12,196
Custodian fees (Note 2)	46,440
Professional fees	31,660
Trustee and officer fees (Note 4)	36,632
Other expenses	49,041
Total Expenses	4,860,728
Less:
Expenses reimbursed by investment advisor (Note 4)	(14,531)
Net Expenses	4,846,197
Net Investment Income	$ 16,315,657
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(2,974,258)
Net change in unrealized appreciation (depreciation) on investments	28,520,103
Net Realized and Unrealized Gain	25,545,845
Net Increase in Net Assets Resulting from Operations	$ 41,861,502
See notes to financial statements.
Semi-Annual Report  |  17

Statements of Changes in Net Assets
Thornburg Intermediate Municipal Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 16,315,657	$ 34,344,102
Net realized gain (loss) on investments	(2,974,258)	(508,141)
Net unrealized appreciation (depreciation) on investments	28,520,103	(34,817,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,861,502	(981,816)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(3,726,016)	(8,110,815)
Class C Shares	(1,017,844)	(2,463,091)
Class I Shares	(11,571,797)	(23,770,196)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(24,810,274)	(54,640,103)
Class C Shares	(15,512,985)	(32,956,483)
Class I Shares	(51,794,278)	(22,998,283)
Net Decrease in Net Assets	(66,571,692)	(145,920,787)
NET ASSETS
Beginning of Period	1,333,933,257	1,479,854,044
End of Period	$ 1,267,361,565	$ 1,333,933,257

*	Unaudited.
See notes to financial statements.
18   |  Semi-Annual Report

Notes to Financial Statements
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,197,723,195
Gross unrealized appreciation on a tax basis	51,510,869
Gross unrealized depreciation on a tax basis	(130,126)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 51,380,743
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $526,959. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had cumulative tax basis capital losses of $7,417,604 (of which $4,245,126 are short-term and $3,172,478 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by
20   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 1,249,103,938	$ —	$ 1,249,103,938	$ —
Total Investments in Securities	$ 1,249,103,938	$ —	$ 1,249,103,938	$ —
Total Assets	$ 1,249,103,938	$ —	$ 1,249,103,938	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no additional transfers between levels for the six months ended March 31, 2019.
Semi-Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.46% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $657 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,381 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class C shares, 1.24%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
22   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
For the six months ended March 31, 2019, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $14,531 for Class C shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 0.10%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had transactions with affiliated funds of $22,526,879 in purchases and $18,791,891 in sales generating realized losses of $6,444.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,819,989	$ 25,270,255	3,440,093	$ 48,061,162
Shares issued to shareholders in reinvestment of dividends	249,108	3,459,699	540,781	7,537,537
Shares repurchased	(3,866,162)	(53,540,228)	(7,900,250)	(110,238,802)
Net decrease	(1,797,065)	$ (24,810,274)	(3,919,376)	$ (54,640,103)
Class C Shares
Shares sold	337,122	$ 4,678,515	610,549	$ 8,566,397
Shares issued to shareholders in reinvestment of dividends	61,707	858,033	152,703	2,131,447
Shares repurchased	(1,513,860)	(21,049,533)	(3,125,429)	(43,654,327)
Net decrease	(1,115,031)	$ (15,512,985)	(2,362,177)	$ (32,956,483)
Class I Shares
Shares sold	13,930,145	$ 192,500,224	20,029,348	$ 278,934,355
Shares issued to shareholders in reinvestment of dividends	634,503	8,800,455	1,368,222	19,052,210
Shares repurchased	(18,324,665)	(253,094,957)	(23,058,970)	(320,984,848)
Net decrease	(3,760,017)	$ (51,794,278)	(1,661,400)	$ (22,998,283)
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $123,860,783 and $281,075,412, respectively.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  23

Financial Highlights
Thornburg Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 13.80	0.17	0.28	0.45	(0.17)	—	(0.17)	$ 14.08
2018 (b)	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	(0.32)	$ 13.80
2017 (b)	$ 14.47	0.30	(0.32)	(0.02)	(0.30)	—	(0.30)	$ 14.15
2016 (b)	$ 14.17	0.29	0.30	0.59	(0.29)	—	(0.29)	$ 14.47
2015 (b)	$ 14.23	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$ 14.17
2014 (b)	$ 13.76	0.34	0.47	0.81	(0.34)	—	(0.34)	$ 14.23
CLASS C SHARES
2019 (c)	$ 13.82	0.14	0.28	0.42	(0.14)	—	(0.14)	$ 14.10
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	(0.27)	$ 13.82
2017	$ 14.49	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$ 14.17
2016	$ 14.19	0.24	0.30	0.54	(0.24)	—	(0.24)	$ 14.49
2015	$ 14.25	0.25	(0.06)	0.19	(0.25)	—	(0.25)	$ 14.19
2014	$ 13.78	0.30	0.47	0.77	(0.30)	—	(0.30)	$ 14.25
CLASS I SHARES
2019 (c)	$ 13.78	0.18	0.29	0.47	(0.18)	—	(0.18)	$ 14.07
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	(0.36)	$ 13.78
2017	$ 14.46	0.35	(0.33)	0.02	(0.35)	—	(0.35)	$ 14.13
2016	$ 14.15	0.33	0.31	0.64	(0.33)	—	(0.33)	$ 14.46
2015	$ 14.22	0.34	(0.07)	0.27	(0.34)	—	(0.34)	$ 14.15
2014	$ 13.75	0.38	0.47	0.85	(0.38)	—	(0.38)	$ 14.22

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
24  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Intermediate Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

2.41 (d)	0.90 (d)	0.90 (d)	0.90 (d)	3.26	10.61	$ 305,535
2.29	0.89	0.89	0.89	(0.21)	20.68	$ 324,199
2.15	0.92	0.92	0.92	(0.08)	24.04	$ 387,790
2.00	0.92	0.92	0.92	4.17	10.80	$ 467,335
2.09	0.92	0.92	0.92	1.68	13.49	$ 423,113
2.43	0.92	0.92	0.92	5.95	14.85	$ 417,369

2.07 (d)	1.24 (d)	1.24 (d)	1.27 (d)	3.08	10.61	$ 90,504
1.94	1.24	1.24	1.26	(0.55)	20.68	$ 104,093
1.83	1.24	1.24	1.27	(0.40)	24.04	$ 140,176
1.68	1.24	1.24	1.27	3.84	10.80	$ 170,149
1.77	1.24	1.24	1.28	1.35	13.49	$ 160,042
2.11	1.24	1.24	1.29	5.61	14.85	$ 157,126

2.65 (d)	0.65 (d)	0.65 (d)	0.65 (d)	3.46	10.61	$ 871,323
2.55	0.63	0.63	0.63	0.05	20.68	$ 905,641
2.45	0.62	0.62	0.62	0.15	24.04	$ 951,888
2.30	0.61	0.61	0.61	4.57	10.80	$ 958,674
2.39	0.62	0.62	0.62	1.91	13.49	$ 751,486
2.73	0.62	0.61	0.62	6.28	14.85	$ 618,280
Semi-Annual Report  |  25

Expense Example
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$1,032.61	$4.56
Hypothetical*	$1,000.00	$1,020.44	$4.53
CLASS C SHARES
Actual	$1,000.00	$1,030.83	$6.28
Hypothetical*	$1,000.00	$1,018.75	$6.24
CLASS I SHARES
Actual	$1,000.00	$1,034.63	$3.30
Hypothetical*	$1,000.00	$1,021.69	$3.28

†	Expenses are equal to the annualized expense ratio for each class (A: 0.90%; C: 1.24%; I: 0.65%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
26  |  Semi-Annual Report

Other Information
Thornburg Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  27

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
28  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  29

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30  |  Semi-Annual Report

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH172

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Strategic Municipal Income Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
April 10, 2019
Dear Fellow Shareholder:
We are pleased to present the semi-annual report for the Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class I shares increased 24 cents to $15.08 per share during the semi-annual period ended March 31, 2019. The Class I shares of your Fund underperformed the index with a 3.08% total return for the semi-annual period ended March 31, 2019, compared to the 4.55% total return for the ICE BofAML Municipal Master Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing sector allocations and other risk factors during the semi-annual period. The impact of the Fund’s 2.17 years shorter duration detracted 0.924%. The Fund’s sector allocations detracted 0.058%, while other risk factors detracted 0.013%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
It seems clear the President of the United States and Chairman of the Federal Reserve are locked in an epic battle over the fate of the U.S. economy. President Donald Trump has begged, cajoled or otherwise threatened Fed Chairman Jerome Powell to stop raising interest rates. He has gone so far as to blame the turmoil in the stock market at the end of 2018 solely on the Fed’s actions. Those comments, along with equity market volatility and perceived macroeconomic weakness, has led the market to discount the probability that the Fed continues to hike rates.
It is well known that the Fed has a dual mandate: ensure low unemployment while maintaining low inflation. By those metrics, the Fed is a rousing success and has been for some time. And yet Chairman Powell, and Janet Yellen before him, have pushed rates higher. Why? Why would either of them take any action if, by every available measure, they have already accomplished their goal? Either they are supervillains, or they believe that their job entails more than the dual mandate.
Chairman Powell seems acutely aware of the problem that the Fed has created with a zero interest rate policy and its asset purchase program, otherwise known as “quantitative easing.” For years, investors have been pushed out the risk spectrum, leaving the safety of money market funds offering zero percent yields in search of income in riskier and riskier asset classes. If Chairman Powell believes that the job of the Fed extends beyond the dual mandate and includes the overall health of the U.S. macroeconomy, then he must be concerned with the disconnect between investors’ current asset allocations and their actual risk profiles. The easiest way to fix the issue with investors’ imprudent risk taking is to provide them with attractive investment options that offer lower risk profiles. And the easiest way to do that is to continue pushing rates higher, which he did through much of 2018.
This led to the makings of an attractive rate market going into the last couple weeks of December, but it turned out to be ephemeral. An equity market selloff, the ensuing flight to quality and a capitulating Fed all converged to move the 10-year AAA-rated GO municipal bond, as measured by the Thomson Reuters Municipal Market Data (MMD) AAA Curve, from a high of 2.78% in early November 2018 to a low of 1.88% in late March 2019. This was despite heavy tax-loss selling experienced in December that one would expect to push rates higher. Tax-loss selling has reversed itself to a large degree as flows into the muni space have been extraordinary through the first quarter of 2019. Nearly $24 billion flowed to municipal mutual funds in the first three months of the year, marking the best quarter return in five years, according to Investment Company Institute data.
Following the Fed’s capitulation at its December meeting, as well as its dovish language in the most recent statement, maintaining current levels of consumption via the wealth effect has taken on more importance. The change in guidance isn’t only domestic. Stimulus is back on the front burner globally, from the European Central Bank’s “targeted longer-term refinancing operations” aimed at boosting credit growth in the Eurozone to the People’s Bank of China’s pump-priming exertions. The policy accommodation has certainly been a positive for domestic and global equity markets, notwithstanding the rally in fixed income. Case in point: the ICE BofAML Municipal Master Index returned 2.95% in the first quarter of 2019, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.94% and the S&P 500 Index returned 13.65%.
The question for fixed income investors remains: Will rates fall further or does the Fed raise again? Based on how the five-year Treasury bond and one-month T-Bill were trading at 2.23% and 2.42% in late March 2019, respectively, it would appear the bond market is anticipating the next move by the Fed will be a cut. With the bond market and the equity markets having a difference of opinions, one thing is certain: either the bond market is right, or the equity market is right, but it can’t be both. Goldilocks is a fairy tale, not a sound investment thesis.
All this leads to our positioning and portfolio actions in the current market environment. Our strategies have been positioned in the bearish ranges for quite some time with shorter durations, higher credit qualities and higher cash reserves. As rates climbed through much of 2018, our defensive positioning paid off well. Even with the reduction in rates in the last couple weeks of the year, the shorter the duration, the better. So far this year, it has been the opposite. Rates have fallen, leading longer-duration strategies to outperform those of shorter duration. With the reduction in rates, we are comfortable maintaining our current positioning but will look to add additional duration when the opportunity presents itself. The same can be said for credit. We feel the worst mistake at this point in the cycle would be to take risk when we are not being

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
compensated to do so. Patience is now more of a virtue than before.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 4/1/09)
Without sales charge	3.71%	1.70%	2.90%	5.72%
With sales charge	1.67%	1.03%	2.49%	5.51%
Class C Shares (Incep: 4/1/09)
Without sales charge	3.23%	1.24%	2.50%	5.37%
With sales charge	2.63%	1.24%	2.50%	5.37%
Class I Shares (Incep: 4/1/09)	3.94%	1.93%	3.17%	6.02%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.45%
SEC Yield	1.54%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.28%; C shares, 1.64% and I shares, 0.96%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.00%; C shares, 1.47% and I shares, 0.78%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.33%, and the SEC yield would have been 1.41%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s and S&P).
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Semi-Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).
The Fund invests principally in a portfolio of municipal bonds issued by states and state agencies, local governments and their agencies, and by U.S. territories and possessions.
Not more than 50% of the portfolio may be invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	218
Effective Duration	4.2 Yrs
Average Maturity	8.7 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Municipal Bonds — 98.4%
	Arizona — 1.8%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2031	$2,500,000	$ 2,833,500
[a]	Industrial Development Authority of the County of Yavapai, (Waste Management, Inc.) AMT 2.80% due 6/1/2027 (put 6/1/2021)	1,500,000	1,518,210
	Pima County (Providence Day School) IDA, 5.125% due 12/1/2040	710,000	727,026
	Arkansas — 0.4%
	University of Arkansas Board of Trustees (Fayetteville Campus), 5.00% due 11/1/2036	1,000,000	1,126,280
	California — 13.2%
	ABAG Finance Authority for Nonprofit Corporations (Episcopal Senior Communities), 5.00% due 7/1/2047	1,635,000	1,728,031
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	701,981
	California (Children’s Hospital Los Angeles) HFFA,
	5.00% due 11/15/2034	420,000	455,444
	Series A, 5.00% due 8/15/2036	500,000	576,015
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,500,000	1,622,475
[b]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.399% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	1,000,000	1,003,290
	California Municipal Finance Authority (Harbor Regional Center), 8.50% due 11/1/2039 (pre-refunded 11/1/2019)	1,000,000	1,040,110
[c]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) L.P. Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	1,054,730
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	2,025,000	1,573,810
	Carson Redevelopment Agency (Project Area 1), Series A, 7.00% due 10/1/2036 (pre-refunded 10/1/2019)	500,000	513,875
	City of Los Angeles (Cash Flow Management) GO, 4.00% due 6/27/2019	3,000,000	3,017,670
	City of Moorpark Mobile Home Park (Villa Del Arroyo), Series A, 6.15% due 5/15/2031	1,000,000	1,073,230
	City of Palm Springs Financing Authority (Downtown Revitalization Project), 5.25% due 6/1/2027	1,620,000	1,796,013
	Corona-Norco (Insured: AGM) USD COP, Series A, 5.00% due 4/15/2031	1,750,000	1,802,797
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	630,000	694,166
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 4.00% due 6/28/2019	4,000,000	4,024,040
	Daly County Housing Development Finance Agency (Franciscan Country Club Mobile Home Park Acquisition), 5.25% due 12/15/2023	650,000	651,872
	M-S-R Energy Authority, Series A, 6.50% due 11/1/2039	1,000,000	1,450,190
[a,d]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	2,156,980
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035	1,000,000	1,132,640
	Redwood City Redevelopment Agency (Redevelopment Project Area 2; Insured: AMBAC), Zero Coupon due 7/15/2021	1,285,000	1,231,531
	Riverside County Asset Leasing Corp. (Riverside County Hospital; Insured: Natl-Re), Zero Coupon due 6/1/2021	535,000	512,947
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 4.00% due 6/28/2019	3,000,000	3,018,030
	San Francisco City & County Redevelopment Financing Authority (Mission Bay North Redevelopment),
	Series C,
	6.50% due 8/1/2039 (pre-refunded 8/1/2019)	250,000	254,233
	6.75% due 8/1/2041 (pre-refunded 2/1/2021)	500,000	549,030
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Zero Coupon due 8/1/2023	1,025,000	942,887
	San Jose Redevelopment Agency (Merged Area Redevelopment), 5.50% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,054,660
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re), Series D, Zero Coupon due 9/1/2027	905,000	751,865
	Colorado — 1.2%
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,139,900
	Eagle River Fire District COP,
	6.625% due 12/1/2024 (pre-refunded 12/1/2019)	225,000	232,400
	6.875% due 12/1/2030 (pre-refunded 12/1/2019)	400,000	413,812
	Public Authority for Colorado Energy (Natural Gas Purchase), 6.50% due 11/15/2038	260,000	378,698
	Regional Transportation District (FasTracks Transportation System) COP,
	Series A,
	5.00% due 6/1/2044	565,000	615,584
	5.375% due 6/1/2031	500,000	519,765
	Connecticut — 2.7%
	Connecticut Health & Educational Facilities Authority (Ethel Walker School), Series B, 6.00% due 7/1/2039 (pre-refunded 7/1/2019)	1,000,000	1,011,130
	State of Connecticut GO, Series A/E, 5.00% due 9/15/2033 - 4/15/2035	3,350,000	3,922,813
	University of Connecticut (Insured: AGM-CR), Series A, 5.00% due 4/15/2028	1,975,000	2,384,220
	Delaware — 0.4%
	Delaware (Nanticoke Memorial Hospital) HFA, 5.00% due 7/1/2021	1,000,000	1,054,780
	District of Columbia — 0.4%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGM), Zero Coupon due 10/1/2027	1,500,000	1,169,550
	Florida — 3.9%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,158,680
[e]	City of Gainesville (Utilities System; SPA Landesbank Hessen-Thuringen), Series A-REMK 1.49% due 10/1/2026 (put 4/1/2019)	100,000	100,000
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2027 - 4/1/2028	$2,250,000	$ 2,531,060
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), Series A, 5.00% due 7/1/2022 - 7/1/2024	1,250,000	1,413,425
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	1,100,000	1,203,521
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,182,260
	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), 2.548% due 10/1/2021	1,000,000	1,033,500
	Tampa Sports Authority (Tampa Bay Arena; Insured: Natl-Re), 5.75% due 10/1/2020	325,000	334,948
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,711,395
	Georgia — 1.8%
	City of Atlanta (Water and Wastewater Capital Improvement Program), Series A, 6.25% due 11/1/2034 (pre-refunded 11/1/2019)	500,000	513,790
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.), 5.00% due 10/1/2019	1,000,000	1,016,470
	Main Street Natural Gas, Inc. (Georgia Gas), Series A, 5.50% due 9/15/2023	350,000	398,374
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2037	2,640,000	3,145,903
	Guam — 3.6%
	Government of Guam (Economic Development) GO, Series A, 7.00% due 11/15/2039 (pre-refunded 11/15/2019)	520,000	537,623
	Government of Guam (Economic Development), Series D, 5.00% due 11/15/2031	2,000,000	2,190,340
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.75% due 12/1/2034 (pre-refunded 12/1/2019)	500,000	514,210
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2032	3,000,000	3,270,870
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2033	1,000,000	1,122,480
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2027	1,000,000	1,099,770
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	542,700
	5.25% due 7/1/2024	500,000	555,735
	Hawaii — 0.4%
[b]	City and County of Honolulu (Rail Transit Project) GO, 1.82% (MUNIPSA + 0.32%) due 9/1/2028 (put 9/1/2020)	1,000,000	999,620
	Illinois — 11.1%
	Chicago Park District (Various Capital Projects) GO, Series A, 5.00% due 1/1/2035	2,000,000	2,149,080
	Chicago Park District GO, Series A, 5.00% due 1/1/2027	825,000	933,207
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	578,260
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2031	500,000	543,760
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,674,315
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	215,664
	City of Chicago (Water System; Insured: AGM), 5.00% due 11/1/2037	1,500,000	1,696,980
[f]	City of Chicago GO, Series A, 5.00% due 1/1/2039	1,000,000	1,070,650
	City of Chicago, 5.00% due 1/1/2022	1,195,000	1,256,232
	Cook County GO, Series A, 5.25% due 11/15/2033	1,000,000	1,041,730
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029	2,195,000	2,509,236
	Illinois Finance Authority (OSF Healthcare System), 6.00% due 5/15/2039 (pre-refunded 5/15/2020)	990,000	1,037,886
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), 5.00% due 8/15/2035	2,355,000	2,616,429
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	800,936
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2021 - 4/1/2036	1,915,000	2,169,116
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,133,360
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,507,199
	Series D, 5.00% due 1/1/2028	1,000,000	1,120,540
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	50,266
	State of Illinois Series B, 5.00% due 6/15/2032	2,000,000	2,226,040
	State of Illinois, Series B, 5.00% due 6/15/2035	2,500,000	2,748,825
	Will County School District No. 114 (Educational Facilities; Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	570,000	501,805
	Indiana — 0.8%
	City of Carmel Redevelopment District (Performing Arts Center) COP, Series C, 6.50% due 7/15/2035 (pre-refunded 1/15/2021)	1,000,000	1,085,350
	Indiana Finance Authority (Marian University), 6.375% due 9/15/2041	1,000,000	1,071,030
	Kansas — 0.8%
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,258,530
	Kentucky — 3.3%
	County of Owen (Kentucky-American Water Co. Project), Series A-KY, 6.25% due 6/1/2039	540,000	543,580
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2021 - 10/1/2022	3,365,000	3,094,880
[a,d]	Kentucky Public Energy Authority (Gas Supply System), Series C-1, 4.00% due 12/1/2049 (put 6/1/2025)	5,000,000	5,415,050
	Louisiana — 2.1%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034	400,000	443,448
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038	2,000,000	2,226,360
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM) 5.00% due 1/1/2029	700,000	841,414
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	2,250,000	2,348,482
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Massachusetts — 0.3%
	Massachusetts Development Finance Agency (Jordan Hospital and Milton Hospital), Series H-1, 5.00% due 7/1/2032 - 7/1/2033	$ 555,000	$ 626,555
	Massachusetts Educational Financing Authority (MEFA Loan Program), Series I, 6.00% due 1/1/2028	125,000	127,946
	Michigan — 6.0%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,429,812
	City of Detroit GO, 5.00% due 4/1/2023 - 4/1/2024	900,000	966,564
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.25% due 11/1/2032	1,025,000	1,119,074
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,118,510
	Detroit City School District (School Building & Site; Insured: Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,210,080
	Detroit City School District (School Building & Site; Insured: Q-SBLF), Series A, 5.00% due 5/1/2025	1,000,000	1,090,260
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	958,392
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital),
	5.00% due 5/15/2036	450,000	462,074
	5.00% due 5/15/2036 (pre-refunded 5/15/2020)	550,000	570,532
	5.25% due 5/15/2041	140,000	148,569
	5.25% due 5/15/2041 (pre-refunded 5/15/2021)	860,000	924,397
	Livonia Public School District (School Building & Site) GO, Series I, 5.00% due 5/1/2036	225,000	250,182
	Michigan Finance Authority (State Dept. of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,068,460
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	950,000	958,854
	Michigan State Hospital Finance Authority (Henry Ford Health System), 5.75% due 11/15/2039 (pre-refunded 11/15/2019)	1,000,000	1,025,710
	Michigan Strategic Fund (Detroit Edison Company; Insured: Natl-Re/AMBAC), 7.00% due 5/1/2021	250,000	274,950
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport),
	Series B,
	5.00% due 12/1/2031 - 12/1/2033	1,475,000	1,687,580
[g]	5.00% due 12/1/2034	1,140,000	1,297,890
	Missouri — 1.0%
	Platte County 5.00% due 4/1/2020	350,000	341,579
	Tax Increment Financing Commission of Kansas City (Union Hill Redevelopment Project), 6.00% due 5/1/2030	2,505,000	2,532,856
	Nebraska — 1.4%
[a,d]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	1,650,000	1,828,992
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	2,003,839
	Nevada — 0.4%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,114,030
	New Jersey — 3.3%
	New Jersey (School Facilities Construction) EDA, 5.00% due 3/1/2026	1,000,000	1,083,220
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,213,200
	New Jersey Transit Corp. (Federal Transit Administration Section 5307 Urbanized Area Formula Funds), Series A, 5.00% due 9/15/2020	1,000,000	1,044,500
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
[b]	2.70% (MUNIPSA + 1.20%) due 6/15/2034 (put 12/15/2021)	1,000,000	1,007,790
	5.00% due 6/15/2027	3,000,000	3,475,620
	Tobacco Settlement Financing Corp., Series A, 5.00% due 6/1/2019	1,310,000	1,316,327
	New Mexico — 1.3%
	City of Farmington (Arizona Public Service Co.-Four Corners Project), Series B, 4.70% due 9/1/2024	1,000,000	1,040,620
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,500,000	2,609,800
	New York — 10.2%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	3,000,000	3,421,350
	Series J, 5.00% due 8/1/2031	2,000,000	2,287,000
	Metropolitan Transportation Authority (Transit and Commuter System), Series C-1, 5.00% due 9/1/2020	5,000,000	5,218,450
	Metropolitan Transportation Authority, Series A, 4.00% due 2/3/2020	1,000,000	1,019,060
[e]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Landesbank Hessen-Thuringen), 1.51% due 8/1/2031 (put 4/1/2019)	2,550,000	2,550,000
[e]	New York City Transitional Finance Authority Future Tax Secured Revenue, (Barclays Bank plc) Series B-3, 1.52% due 11/1/2042 (put 4/1/2019)	2,300,000	2,300,000
[e]	New York City Transitional Finance Authority Future Tax Secured Revenue, (SPA JP Morgan Chase Bank, N.A) Series C-4, 1.50% due 11/1/2036 (put 4/1/2019)	500,000	500,000
[e]	New York City Water & Sewer System, (SPA Landesbank Hessen-Thuringen) Series R, 1.50% due 6/15/2044 (put 4/1/2019)	4,700,000	4,700,000
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	6,000,000	6,045,490
	North Carolina — 1.4%
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029	1,500,000	1,738,200
	North Carolina Turnpike Authority, 5.00% due 1/1/2029 - 1/1/2030	1,000,000	1,192,145
[b]	University of North Carolina at Chapel Hill, Series A, 2.018% (LIBOR 1 Month + 0.35%) due 12/1/2041 (put 12/1/2021)	1,000,000	1,000,610
	Ohio — 1.2%
10   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Akron, Bath and Copley Joint Hospital District (Summa Health), 5.25% due 11/15/2030	$1,420,000	$ 1,663,999
	City of Akron (Community Learning Centers), 5.00% due 12/1/2031	625,000	683,662
	Cleveland-Cuyahoga County Port Authority (Flats East Development Project; LOC Fifth Third Bank), 7.00% due 5/15/2040	915,000	980,066
	Pennsylvania — 6.3%
	Allegheny County (Propel Charter School) IDA, Series A, 6.75% due 8/15/2035	885,000	916,462
	Bucks County Industrial Development Authority (Waste Management, Inc.) AMT, 2.75% due 12/1/2022	5,000,000	5,038,650
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,677,296
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,199,930
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,155,290
	Pennsylvania Turnpike Commission (Highway Improvements),
	5.35% due 12/1/2030 (pre-refunded 12/1/2020)	770,000	816,292
	Series C-2, 5.35% due 12/1/2030 (pre-refunded 12/1/2020)	1,230,000	1,307,084
	Pennsylvania Turnpike Commission, Series A-1, 5.00% due 12/1/2037	750,000	877,508
	Philadelphia (Mast Charter School) IDA, 6.00% due 8/1/2035 (pre-refunded 8/1/2020)	1,000,000	1,056,720
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), 5.00% due 9/1/2035	1,500,000	1,716,780
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,528,286
	School District of Philadelphia GO, Series A, 5.00% due 9/1/2038	100,000	113,677
	Rhode Island — 0.3%
	Pawtucket Housing Authority,
	5.50% due 9/1/2022 - 9/1/2024	475,000	511,736
	5.50% due 9/1/2022 - 9/1/2024 (pre-refunded 9/1/2020)	190,000	205,690
	South Dakota — 0.4%
	South Dakota Health & Educational Facilities Authority (Avera Health), Series A, 5.00% due 7/1/2027	400,000	425,892
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.50% due 11/1/2040	750,000	764,888
	Tennessee — 0.9%
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), 5.00% due 5/1/2036	1,000,000	1,166,610
[a]	Tennessee Energy Acquisition Corp. (The Gas Project), Series A, 4.00% due 5/1/2048 (put 5/1/2023)	750,000	793,260
	Tennessee Energy Acquisition Corp., Series A, 5.25% due 9/1/2024	500,000	565,485
	Texas — 11.3%
	Austin Convention Enterprises, Inc. (Convention Center Hotel First Tier), 5.00% due 1/1/2032 - 1/1/2034	1,600,000	1,818,126
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,205,623
	City of Houston (Combined Utility System), Series D, 5.00% due 11/15/2028	2,500,000	2,899,675
	City of Houston (Convention & Entertainment Facilities Department), 5.00% due 9/1/2025 - 9/1/2034	2,875,000	3,252,120
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	3,000,000	3,504,930
	City of Texas City Industrial Development Corp. (ARCO Pipe Line Co. Project), 7.375% due 10/1/2020	1,165,000	1,260,344
	Harris County-Houston Sports Authority, Series A, 5.00% due 11/15/2030	2,000,000	2,270,000
	Kimble County Hospital District, Series A, 6.25% due 8/15/2033 (pre-refunded 8/15/2019)	500,000	508,630
	La Vernia Higher Education Finance Corp. (Kipp, Inc.), Series A, 6.25% due 8/15/2039 (pre-refunded 8/15/2019)	1,000,000	1,017,070
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	2,980,000	3,258,809
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	20,000	22,022
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	950,790
	Red River Authority (Insured: Natl-Re), 4.45% due 6/1/2020	2,500,000	2,568,300
	San Antonio Energy Acquisition Public Facilities Corp. (Natural Gas Supply Agreement), 5.50% due 8/1/2021	40,000	42,832
	San Juan Higher Education Finance Authority (IDEA Public Schools), Series A, 6.70% due 8/15/2040 (pre-refunded 8/15/2020)	1,000,000	1,068,360
	Texas Public Finance Authority Charter School Finance Corp. (Cosmos Foundation, Inc.), Series A, 6.20% due 2/15/2040 (pre-refunded 2/15/2020)	1,000,000	1,038,920
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	1,000,000	1,105,630
	Texas Transportation Commission (Highway Improvements) GO, 4.00% due 8/29/2019	2,450,000	2,474,181
	U. S. Virgin Islands — 0.6%
	Virgin Islands Public Finance Authority (Diageo Project), 6.75% due 10/1/2037	1,650,000	1,617,000
	Utah — 1.2%
	Herriman City (Towne Center Access and Utility Improvements), 4.75% due 11/1/2022 (pre-refunded 5/1/2020)	1,000,000	1,035,020
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033	1,000,000	1,143,480
[e]	Weber County (IHC Health Services, Inc. Obligated Group), (SPA The Bank of NY Mellon) Series C, 1.50% due 2/15/2035 (put 4/1/2019)	1,000,000	1,000,000
	Washington — 1.2%
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045	2,000,000	2,202,740
	Washington Health Care Facilities Authority (Overlake Hospital Medical Center), 5.70% due 7/1/2038 (pre-refunded 7/1/2020)	1,000,000	1,050,780
	West Virginia — 0.9%
[a]	West Virginia Economic Development Authority (Appalachian Power Co.), 2.625% due 12/1/2042 (put 6/1/2022)	1,500,000	1,523,955
[a]	West Virginia Economic Development Authority, (Appalachian Power Co.) AMT, Series A, 1.70% due 1/1/2041 (put 9/1/2020)	1,000,000	995,970
Semi-Annual Report  |  11

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Wisconsin — 0.9%
[c]	Public Finance Authority (Alabama Proton Therapy Center), 6.25% due 10/1/2031	$1,000,000	$ 1,073,450
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), 5.00% due 8/15/2054 (put 1/29/2025)	1,250,000	1,454,387
	Total Investments — 98.4% (Cost $257,960,296)		$271,348,000
	Other Assets Less Liabilities — 1.6%		4,353,126
	Net Assets — 100.0%		$275,701,126

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at March 31, 2019.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $2,128,180, representing 0.77% of the Fund’s net assets.
d	Illiquid security.
e	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
f	When-issued security.
g	Segregated as collateral for a when-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.
12   |  Semi-Annual Report

Statement of Assets and Liabilities
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (cost $257,960,296) (Note 3)	$ 271,348,000
Cash	1,890,712
Receivable for investments sold	605,000
Receivable for fund shares sold	633,431
Interest receivable	3,494,671
Prepaid expenses and other assets	58,914
Total Assets	278,030,728
Liabilities
Payable for investments purchased	1,200,405
Payable for fund shares redeemed	862,766
Payable to investment advisor and other affiliates (Note 4)	168,537
Accounts payable and accrued expenses	72,861
Dividends payable	25,033
Total Liabilities	2,329,602
Net Assets	$ 275,701,126
NET ASSETS CONSIST OF
Distributable earnings	$ 11,988,248
Net capital paid in on shares of beneficial interest	263,712,878
$ 275,701,126
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($54,754,326 applicable to 3,633,424 shares of beneficial interest outstanding - Note 5)	$ 15.07
Maximum sales charge, 2.00% of offering price	0.31
Maximum offering price per share	$ 15.38
Class C Shares:
Net asset value and offering price per share* ($22,153,167 applicable to 1,468,577 shares of beneficial interest outstanding - Note 5)	$ 15.08
Class I Shares:
Net asset value, offering and redemption price per share ($198,793,633 applicable to 13,179,960 shares of beneficial interest outstanding - Note 5)	$ 15.08

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Semi-Annual Report  |  13

Statement of Operations
Thornburg Strategic Municipal Income Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Interest income (net of premium amortized of $1,073,130)	$ 4,819,614
EXPENSES
Investment advisory fees (Note 4)	991,233
Administration fees (Note 4)
Class A Shares	23,048
Class C Shares	10,321
Class I Shares	82,632
Distribution and service fees (Note 4)
Class A Shares	65,620
Class C Shares	70,555
Transfer agent fees
Class A Shares	30,860
Class C Shares	10,920
Class I Shares	71,060
Registration and filing fees
Class A Shares	6,816
Class C Shares	6,879
Class I Shares	7,853
Custodian fees (Note 2)	21,400
Professional fees	23,840
Trustee and officer fees (Note 4)	7,088
Other expenses	19,619
Total Expenses	1,449,744
Less:
Expenses reimbursed by investment advisor (Note 4)	(81,732)
Investment advisory fees waived by investment advisor (Note 4)	(198,247)
Net Expenses	1,169,765
Net Investment Income	$ 3,649,849
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(558,095)
Net change in unrealized appreciation (depreciation) on investments	4,980,476
Net Realized and Unrealized Gain	4,422,381
Net Increase in Net Assets Resulting from Operations	$ 8,072,230
See notes to financial statements.
14   |  Semi-Annual Report

Statements of Changes in Net Assets
Thornburg Strategic Municipal Income Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 3,649,849	$ 6,904,272
Net realized gain (loss) on investments	(558,095)	565,924
Net unrealized appreciation (depreciation) on investments	4,980,476	(6,324,250)
Net Increase in Net Assets Resulting from Operations	8,072,230	1,145,946
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(695,258)	(1,457,674)
Class C Shares	(255,934)	(591,918)
Class I Shares	(2,698,657)	(4,854,680)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	183,748	(6,585,158)
Class C Shares	(3,172,703)	(7,341,022)
Class I Shares	10,068,905	14,540,613
Net Increase (Decrease) in Net Assets	11,502,331	(5,143,893)
NET ASSETS
Beginning of Period	264,198,795	269,342,688
End of Period	$ 275,701,126	$ 264,198,795

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  15

Notes to Financial Statements
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio
16  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 257,960,296
Gross unrealized appreciation on a tax basis	13,419,362
Gross unrealized depreciation on a tax basis	(31,658)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 13,387,704
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $134,778. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had cumulative tax basis capital losses of $709,693 (of which $709,693 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 271,348,000	$ —	$ 271,348,000	$ —
Total Investments in Securities	$ 271,348,000	$ —	$ 271,348,000	$ —
Total Assets	$ 271,348,000	$ —	$ 271,348,000	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2019.
18  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.75% of the Fund’s average daily net assets (before applicable management fee waiver of $198,247).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $285 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $633 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 1.00%; Class C shares, 1.47%; Class I shares, 0.78%;). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
For the six months ended March 31, 2019, the Advisor contractually waived Fund level investment advisory fees of $198,247. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $35,731 for Class A shares, $2,785 for Class C shares, and $43,216 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 8.37%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had transactions with affiliated funds of $6,195,000 in purchases and $16,224,676 in sales generating realized losses of $7,246.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	728,369	$ 10,830,551	807,030	$ 12,094,444
Shares issued to shareholders in reinvestment of dividends	46,093	686,086	96,102	1,437,053
Shares repurchased	(763,621)	(11,332,889)	(1,343,468)	(20,116,655)
Net increase (decrease)	10,841	$ 183,748	(440,336)	$ (6,585,158)
Class C Shares
Shares sold	96,734	$ 1,437,587	197,098	$ 2,958,861
Shares issued to shareholders in reinvestment of dividends	16,051	239,095	36,988	553,863
Shares repurchased	(325,876)	(4,849,385)	(724,556)	(10,853,746)
Net decrease	(213,091)	$ (3,172,703)	(490,470)	$ (7,341,022)
Class I Shares
Shares sold	3,022,042	$ 44,961,534	3,992,645	$ 59,838,166
Shares issued to shareholders in reinvestment of dividends	175,672	2,617,791	308,845	4,621,743
Shares repurchased	(2,525,285)	(37,510,420)	(3,332,449)	(49,919,296)
Net increase	672,429	$ 10,068,905	969,041	$ 14,540,613
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $44,165,993 and $28,186,726, respectively.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, high yield risk, market and economic risk, liquidity risk, and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
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Semi-Annual Report  |  21

Financial Highlights
Thornburg Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 14.82	0.20	0.25	0.45	(0.20)	—	(0.20)	$ 15.07
2018 (b)	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	(0.37)	$ 14.82
2017 (b)	$ 15.53	0.35	(0.39)	(0.04)	(0.35)	—	(0.35)	$ 15.14
2016 (b)	$ 15.16	0.33	0.37	0.70	(0.33)	—	(0.33)	$ 15.53
2015 (b)	$ 15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$ 15.16
2014 (b)	$ 14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$ 15.19
CLASS C SHARES
2019 (c)	$ 14.84	0.16	0.24	0.40	(0.16)	—	(0.16)	$ 15.08
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	(0.30)	$ 14.84
2017	$ 15.54	0.28	(0.38)	(0.10)	(0.28)	—	(0.28)	$ 15.16
2016	$ 15.17	0.28	0.37	0.65	(0.28)	—	(0.28)	$ 15.54
2015	$ 15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$ 15.17
2014	$ 14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$ 15.20
CLASS I SHARES
2019 (c)	$ 14.84	0.21	0.24	0.45	(0.21)	—	(0.21)	$ 15.08
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	(0.41)	$ 14.84
2017	$ 15.54	0.39	(0.38)	0.01	(0.39)	—	(0.39)	$ 15.16
2016	$ 15.17	0.38	0.37	0.75	(0.38)	—	(0.38)	$ 15.54
2015	$ 15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$ 15.17
2014	$ 14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$ 15.20

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Strategic Municipal Income Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

2.65 (d)	1.00 (d)	1.00 (d)	1.29 (d)	3.03	11.71	$ 54,754
2.49	1.00	1.00	1.28	0.36	21.06	$ 53,693
2.30	1.09	1.09	1.30	(0.23)	27.35	$ 61,525
2.11	1.25	1.25	1.29	4.63	11.24	$ 79,058
2.28	1.25	1.25	1.31	2.18	12.13	$ 66,722
2.82	1.25	1.25	1.31	8.93	21.89	$ 61,424

2.18 (d)	1.47 (d)	1.47 (d)	1.64 (d)	2.72	11.71	$ 22,153
2.01	1.48	1.48	1.64	(0.12)	21.06	$ 24,951
1.88	1.52	1.52	1.66	(0.59)	27.35	$ 32,926
1.80	1.55	1.55	1.66	4.32	11.24	$ 38,773
1.98	1.55	1.55	1.70	1.87	12.13	$ 29,073
2.53	1.55	1.55	1.72	8.60	21.89	$ 26,168

2.87 (d)	0.78 (d)	0.78 (d)	0.98 (d)	3.08	11.71	$ 198,794
2.72	0.78	0.78	0.96	0.59	21.06	$ 185,555
2.56	0.83	0.83	0.94	0.09	27.35	$ 174,892
2.42	0.93	0.93	0.93	4.96	11.24	$ 190,658
2.60	0.93	0.93	0.93	2.50	12.13	$ 151,992
3.12	0.94	0.93	0.94	9.27	21.89	$ 137,109
Semi-Annual Report  |  23

Expense Example
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$1,030.35	$5.06
Hypothetical*	$1,000.00	$1,019.95	$5.04
CLASS C SHARES
Actual	$1,000.00	$1,027.24	$7.43
Hypothetical*	$1,000.00	$1,017.60	$7.39
CLASS I SHARES
Actual	$1,000.00	$1,030.76	$3.95
Hypothetical*	$1,000.00	$1,021.04	$3.93

†	Expenses are equal to the annualized expense ratio for each class (A: 1.00%; C: 1.47%; I: 0.78%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
24  |  Semi-Annual Report

Other Information
Thornburg Strategic Municipal Income Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  25

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
26  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1979

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg California Limited Term Municipal Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
April 10, 2019
Dear Fellow Shareholder:
We are pleased to present the semi-annual report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class I shares increased 18 cents to $13.64 per share during the semi-annual period ended March 31, 2019. The Class I shares of your Fund underperformed the index with a 2.29% total return for the semi-annual period ended March 31, 2019, compared to the 3.63% total return for the ICE BofAML 1-10 Year U.S. Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing sector allocations and other risk factors during the semi-annual period. The impact of the Fund’s 0.88 years shorter duration detracted 0.361%. The Fund’s sector allocations detracted 0.074%, while other risk factors detracted 0.558%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
It seems clear the President of the United States and Chairman of the Federal Reserve are locked in an epic battle over the fate of the U.S. economy. President Donald Trump has begged, cajoled or otherwise threatened Fed Chairman Jerome Powell to stop raising interest rates. He has gone so far as to blame the turmoil in the stock market at the end of 2018 solely on the Fed’s actions. Those comments, along with equity market volatility and perceived macroeconomic weakness, has led the market to discount the probability that the Fed continues to hike rates.
It is well known that the Fed has a dual mandate: ensure low unemployment while maintaining low inflation. By those metrics, the Fed is a rousing success and has been for some time. And yet Chairman Powell, and Janet Yellen before him, have pushed rates higher. Why? Why would either of them take any action if, by every available measure, they have already accomplished their goal? Either they are supervillains, or they believe that their job entails more than the dual mandate.
Chairman Powell seems acutely aware of the problem that the Fed has created with a zero interest rate policy and its asset purchase program, otherwise known as “quantitative easing.” For years, investors have been pushed out the risk spectrum, leaving the safety of money market funds offering zero percent yields in search of income in riskier and riskier asset classes. If Chairman Powell believes that the job of the Fed extends beyond the dual mandate and includes the overall health of the U.S. macroeconomy, then he must be concerned with the disconnect between investors’ current asset allocations and their actual risk profiles. The easiest way to fix the issue with investors’ imprudent risk taking is to provide them with attractive investment options that offer lower risk profiles. And the easiest way to do that is to continue pushing rates higher, which he did through much of 2018.
This led to the makings of an attractive rate market going into the last couple weeks of December, but it turned out to be ephemeral. An equity market selloff, the ensuing flight to quality and a capitulating Fed all converged to move the 10-year AAA-rated GO municipal bond, as measured by the Thomson Reuters Municipal Market Data (MMD) AAA Curve, from a high of 2.78% in early November 2018 to a low of 1.88% in late March 2019. This was despite heavy tax-loss selling experienced in December that one would expect to push rates higher. Tax-loss selling has reversed itself to a large degree as flows into the muni space have been extraordinary through the first quarter of 2019. Nearly $24 billion flowed to municipal mutual funds in the first three months of the year, marking the best quarter return in five years, according to Investment Company Institute data.
Following the Fed’s capitulation at its December meeting, as well as its dovish language in the most recent statement, maintaining current levels of consumption via the wealth effect has taken on more importance. The change in guidance isn’t only domestic. Stimulus is back on the front burner globally, from the European Central Bank’s “targeted longer-term refinancing operations” aimed at boosting credit growth in the Eurozone to the People’s Bank of China’s pump-priming exertions. The policy accommodation has certainly been a positive for domestic and global equity markets, notwithstanding the rally in fixed income. Case in point: the ICE BofAML Municipal Master Index returned 2.95% in the first quarter of 2019, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.94% and the S&P 500 Index returned 13.65%.
The question for fixed income investors remains: Will rates fall further or does the Fed raise again? Based on how the five-year Treasury bond and one-month T-Bill were trading at 2.23% and 2.42% in late March 2019, respectively, it would appear the bond market is anticipating the next move by the Fed will be a cut. With the bond market and the equity markets having a difference of opinions, one thing is certain: either the bond market is right, or the equity market is right, but it can’t be both. Goldilocks is a fairy tale, not a sound investment thesis.
All this leads to our positioning and portfolio actions in the current market environment. Our strategies have been positioned in the bearish ranges for quite some time with shorter durations, higher credit qualities and higher cash reserves. As rates climbed through much of 2018, our defensive positioning paid off well. Even with the reduction in rates in the last couple weeks of the year, the shorter the duration, the better. So far this year, it has been the opposite. Rates have fallen, leading longer-duration strategies to outperform those of shorter duration. With the reduction in rates, we are comfortable maintaining our current positioning but will look to add additional duration when the opportunity presents itself. The same can be said for credit. We feel the worst mistake at this point in the cycle would be to take risk when we are not being

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
compensated to do so. Patience is now more of a virtue than before.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 2/19/87)
Without sales charge	2.64%	0.67%	1.40%	2.75%	4.08%
With sales charge	1.07%	0.17%	1.09%	2.60%	4.03%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.29%	0.41%	1.15%	2.49%	3.05%
With sales charge	1.78%	0.41%	1.15%	2.49%	3.05%
Class I Shares (Incep: 4/1/97)	2.83%	0.93%	1.70%	3.08%	3.53%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	1.50%
SEC Yield	0.84%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%, Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.92%; C shares, 1.19%; I shares, 0.67%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 1-10 Year Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s and S&P).
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Semi-Annual Report

Fund Summary
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
As described in the Fund’s prospectus, the Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	336
Effective Duration	3.0 Yrs
Average Maturity	3.6 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
1%	20%	11%	14%	9%	11%	12%	9%	7%	4%	2%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 98.9%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2019 - 12/1/2024	$ 3,975,000	$ 4,437,742
	Alameda County Joint Powers Authority (Juvenile Justice), 5.00% due 12/1/2021	500,000	546,810
	Alameda County Joint Powers Authority (Public Facilities Capital Projects), 5.00% due 12/1/2021	1,000,000	1,093,620
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,000,000	2,810,340
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	4,775,000	5,028,266
[a]	Series E, 2.00% due 4/1/2034 (put 4/1/2021)	5,300,000	5,317,914
	Bonita (Educational Facilities) USD GO, 5.00% due 8/1/2024	1,000,000	1,113,600
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM), Series A, 5.00% due 9/2/2020 - 9/2/2023	6,225,000	6,900,216
	California (Cedars-Sinai Medical Center) HFFA, Series A, 5.00% due 8/15/2019	1,450,000	1,469,299
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2020 - 11/15/2023	3,025,000	3,278,108
	California (Dignity Health) HFFA, Series A, 5.25% due 3/1/2022	1,000,000	1,064,210
	California (Kaiser Permanente) HFFA, Series A-1, 5.00% due 11/1/2027	3,000,000	3,813,390
	California (St. Joseph Health System) HFFA,
	Series A, 5.00% due 7/1/2024	1,000,000	1,146,400
[a]	Series D, 5.00% due 7/1/2043 (put 10/15/2020)	5,000,000	5,244,400
	California Educational Facilities Authority (Chapman University), 5.00% due 4/1/2022	2,000,000	2,140,860
	California Educational Facilities Authority (Loyola Marymount University; Insured: Natl-Re), Series A, Zero Coupon due 10/1/2019	2,025,000	2,009,225
	California Educational Facilities Authority (Pitzer College) ETM, 5.00% due 4/1/2020	1,445,000	1,497,222
	California Educational Facilities Authority (Stanford University), 1.75% due 4/4/2019	3,500,000	3,500,000
	California Infrastructure and Economic Development Bank (California Academy of Sciences),
[b]	Series C, 2.123% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	4,985,000	4,985,399
[b]	Series D, 2.129% (LIBOR 1 Month + 0.38%) due 8/1/2047 (put 8/1/2021)	6,000,000	6,000,480
[b]	California Infrastructure and Economic Development Bank (J Paul Getty Trust), Series B, 1.942% (LIBOR 1 Month + 0.20%) due 10/1/2047 (put 4/1/2021)	1,000,000	999,670
	California Infrastructure and Economic Development Bank (King City High School), 5.25% due 8/15/2020	1,000,000	1,034,110
[b]	California Infrastructure and Economic Development Bank (Los Angeles County Museum of Art), Series A, 2.399% (LIBOR 1 Month + 0.65%) due 12/1/2050 (put 2/1/2021)	6,250,000	6,270,562
	California Infrastructure and Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2019 - 7/1/2027	1,650,000	1,864,110
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2021 - 10/1/2023	435,000	479,641
	California Municipal Finance Authority (Biola University),
	4.00% due 10/1/2019	405,000	409,815
	5.00% due 10/1/2020 - 10/1/2027	2,855,000	3,221,655
	California Municipal Finance Authority (CHF-DAVIS I, LLC-WEST VILLAGE; Insured BAM-TCRS), 5.00% due 5/15/2028	2,905,000	3,557,870
[a]	California Municipal Finance Authority (Republic Services, Inc. Project), 2.15% due 9/1/2021 (put 7/1/2019)	8,200,000	8,200,000
[a,c]	California Municipal Finance Authority, Series A, 2.00% due 2/1/2039 (put 2/3/2020)	3,000,000	3,007,920
[a,c]	California Pollution Control Financing Authority (Republic Services, Inc. Project), Series B, 1.95% due 8/1/2024 (put 5/1/2019)	2,000,000	2,000,180
[a,c]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 2.30% due 11/1/2042 (put 4/15/2019)	1,800,000	1,800,108
	California State Housing Finance Agency (Multi-Family Housing; Insured: FHA), Series A, 3.05% due 12/1/2019	735,000	735,485
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2022	565,000	621,980
	California State Public Works Board (Correctional and Rehabilitation Facilities),
	Series A, 5.00% due 9/1/2022 - 9/1/2024	13,780,000	15,615,283
	Series G, 5.00% due 11/1/2022	1,500,000	1,679,250
	California State Public Works Board (Judicial Council Projects),
	Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,708,860
	Series D, 5.00% due 12/1/2021 - 12/1/2022	4,300,000	4,689,372
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	7,000,000	8,036,900
	California State Public Works Board (University of California; Insured: Natl-Re) ETM, Series A, 5.00% due 6/1/2020	1,185,000	1,235,599
	California State Public Works Board (Various State Participating Agency Capital Projects), Series A1, 5.125% due 3/1/2021 (pre-refunded 3/1/2020)	1,635,000	1,691,767
	California State Public Works Board (Yuba City Courthouse), Series D, 5.00% due 6/1/2022	1,950,000	2,157,070
	California Statewide Communities Development Authority (CHF-Irvine, LLC), Series A, 5.00% due 5/15/2027	500,000	597,855
	California Statewide Communities Development Authority (Cottage Health System),
	4.00% due 11/1/2021	150,000	158,891
	5.00% due 11/1/2020 - 11/1/2025	710,000	807,306
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2021 - 5/15/2027	2,260,000	2,535,485
	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series A, 5.00% due 4/1/2019	3,715,000	3,715,000
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2020 - 1/1/2024	1,460,000	1,581,020
[a]	California Statewide Communities Development Authority (Southern California Edison Company), 2.625% due 11/1/2033 (put 12/1/2023)	4,195,000	4,178,304
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	4,180,000	3,248,654
	Carson Redevelopment Agency (Project Area 1) ETM, Series A, 6.00% due 10/1/2019	540,000	552,317
	CDC Successor Agency of the City of Santee (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	550,000	657,553
	Central Valley Financing Authority (Carson Ice), 5.25% due 7/1/2020	500,000	524,410
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	Chabot-Las Positas Community College District (Educational Facilities) GO,
	4.00% due 8/1/2019	$ 360,000	$ 363,236
	5.00% due 8/1/2020 - 8/1/2021	885,000	942,436
	City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, Series C, 5.00% due 11/1/2022	700,000	714,966
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2022 - 5/1/2024	1,400,000	1,609,325
	City of Burbank (Burbank Water and Power System), Series A, 5.00% due 6/1/2020	625,000	651,913
	City of Chula Vista (Capital Facilities Project) COP ETM, 5.25% due 3/1/2020	1,300,000	1,345,994
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	2,015,554
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	3,500,000	4,300,260
	City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2021 - 3/1/2023	2,270,000	2,504,662
	City of Los Angeles (Cash Flow Management) GO, 4.00% due 6/27/2019	8,500,000	8,550,065
	City of Manteca (Water Supply System), 5.00% due 7/1/2019 - 7/1/2023	2,050,000	2,198,359
	City of San Jose Financing Authority (Civic Center Project),
	Series A,
	4.00% due 6/1/2021	1,000,000	1,055,760
	5.00% due 6/1/2019 - 6/1/2024	3,745,000	4,109,897
	City of Torrance (Torrance Memorial Medical Center), Series A, 5.00% due 9/1/2020	1,155,000	1,209,666
[b]	Contra Costa Transportation Authority Series A, 1.992% (LIBOR 1 Month + 0.25%) due 3/1/2034 (put 9/1/2021)	7,500,000	7,504,575
	County of El Dorado Community Facilities District (El Dorado Hills Development), 5.00% due 9/1/2019	1,700,000	1,725,007
	County of Los Angeles (Fiscal Year 2017-2018 Expenditures) GO, 4.00% due 6/28/2019	10,000,000	10,060,100
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 6/1/2020 - 6/1/2024	6,000,000	6,579,670
	County of Monterey (Natividad Medical Center; Insured: AGM) COP, 5.25% due 8/1/2021	3,700,000	3,814,626
	Delano Financing Authority (Police Station and Capital Improvements), Series A, 5.00% due 12/1/2019	1,195,000	1,223,632
	Desert Sands (Educational Facilities; Insured: BAM) USD COP, 5.00% due 3/1/2020 - 3/1/2021	1,780,000	1,876,933
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,786,658
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1),
	4.00% due 9/1/2020	575,000	595,769
	5.00% due 9/1/2021 - 9/1/2025	1,200,000	1,379,188
	Emeryville Redevelopment Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2022 - 9/1/2024	9,095,000	10,474,286
	Fresno County (Educational Facilities; Insured: Natl-Re) USD GO,
	Series B, 5.00% due 2/1/2020	2,510,000	2,581,133
	Series C, 5.90% due 8/1/2019 - 8/1/2020	1,395,000	1,446,600
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2023 - 11/15/2025	5,425,000	6,090,479
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027 - 10/1/2028	3,810,000	4,406,198
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2021	1,275,000	1,369,898
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2021 - 7/1/2027	2,735,000	3,064,124
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 5.00% due 6/1/2019 - 6/1/2025	4,370,000	4,857,127
[d]	Irvine Unified School District (Irvine Unified School District Community Facilities District No 09-1; LOC U.S. Bank N.A.), Series C, 1.30% due 9/1/2054 (put 4/1/2019)	3,400,000	3,400,000
	Jurupa Public Financing Authority (Community Services District-Eastvale Area; Insured: AGM), Series A, 4.50% due 9/1/2019 - 9/1/2020	1,850,000	1,900,304
	La Quinta Redevelopment Agency (Redevelopment Project Areas No. 1 and 2), Series A, 5.00% due 9/1/2021 - 9/1/2023	4,500,000	5,055,675
	Lodi Public Financing Authority (City Police Building and Jail), 5.00% due 10/1/2020 - 10/1/2023	4,145,000	4,482,852
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	3,000,000	3,412,620
	Series D, 5.00% due 7/1/2022 - 7/1/2024	5,750,000	6,538,987
	Los Angeles Community College District (Facilities Projects) GO, Series J, 5.00% due 8/1/2026	1,000,000	1,243,790
	Los Angeles County Schools Regionalized Business Services Corp. (Insured: AMBAC) COP, Series A, Zero Coupon due 8/1/2021	2,135,000	2,040,185
	Los Angeles Department of Airports AMT,
	Series A, 5.00% due 5/15/2029	4,000,000	4,738,240
	Series B, 5.00% due 5/15/2025 - 5/15/2026	10,220,000	12,236,084
	Los Angeles Department of Water and Power (Power System Capital Improvements), Series A, 5.00% due 7/1/2025 - 7/1/2026	800,000	971,455
	Los Angeles Department of Water, Series A, 5.00% due 7/1/2027	1,565,000	1,975,077
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,141,800
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD,
	Series F,
	4.00% due 9/1/2019	870,000	879,396
	5.00% due 9/1/2020 - 9/1/2023	2,675,000	2,881,848
	Mark West Union School District (Educational Facilities; Insured: Natl-Re) GO, 4.125% due 8/1/2020	1,275,000	1,277,907
	Milpitas Redevelopment Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,784,311
	Modesto Irrigation District (San Joaquin Valley Electric System), Series A, 5.00% due 7/1/2022	1,000,000	1,116,280
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,710,687
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,239,311
	North City West School Facilities Financing Authority (Carmel Valley; Insured: AGM), Series A, 5.00% due 9/1/2021 - 9/1/2022	4,415,000	4,853,312
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
[a,e]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	$ 5,000,000	$ 5,392,450
	Northern California Power Agency (Lodi Energy Center), Series A, 5.00% due 6/1/2019	2,340,000	2,354,157
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2022 - 8/1/2025	2,745,000	3,144,630
	Palomar Pomerado Health (Insured: AGM) GO, Series A, Zero Coupon due 8/1/2019	2,000,000	1,988,960
	Palomar Pomerado Health (Insured: Natl-Re) GO, Series A, Zero Coupon due 8/1/2021	2,850,000	2,718,415
	Pasadena (2019 Crossover) USD GO, Series B, 5.00% due 8/1/2025	1,000,000	1,210,230
	Pasadena (Educational Facilities Improvements) USD GO, 5.00% due 8/1/2024 - 8/1/2025	615,000	737,194
	Pomona (Educational Facilities Improvements; Insured: Natl-Re) USD GO, Series A, 6.10% due 2/1/2020	465,000	482,461
	Pomona Public Financing Authority (Facilities Improvements), Series BC, 3.00% due 6/1/2020	250,000	254,715
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	814,380
	Rancho Santa Fe Community Services District Financing Authority,
	Series A,
	3.00% due 9/1/2019	750,000	754,365
	4.00% due 9/1/2020 - 9/1/2021	1,550,000	1,614,276
	5.00% due 9/1/2025	1,745,000	2,090,039
	Redevelopment Agency of the City and County of San Francisco (Yerba Buena Center Redevelopment Project Area; Insured: AGM), 5.00% due 6/1/2020	1,730,000	1,802,020
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,220,404
	Ridgecrest Redevelopment Agency (Redevelopment Project) ETM, 5.50% due 6/30/2019 - 6/30/2020	2,090,000	2,153,040
	Riverside County Infrastructure Financing Authority (Capital Improvement Projects),
	Series A,
	4.00% due 11/1/2019	1,700,000	1,726,843
	5.00% due 11/1/2020 - 11/1/2021	1,105,000	1,186,263
	Riverside County Public Financing Authority (Capital Facilities Project),
	4.00% due 11/1/2020	465,000	484,874
	5.00% due 11/1/2019 - 11/1/2025	4,000,000	4,329,880
	Riverside County Public Financing Authority, 4.00% due 5/1/2021	295,000	309,718
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD,
	4.00% due 6/28/2019	7,000,000	7,042,070
	5.00% due 9/1/2019 - 9/1/2025	2,195,000	2,407,639
	Sacramento City (Educational Facilities Improvements) USD GO,
	4.00% due 7/1/2019	5,455,000	5,482,930
	5.00% due 7/1/2021	3,600,000	3,830,580
	Sacramento City (Educational Facilities Improvements; Insured: AGM) USD GO, 5.00% due 7/1/2019 - 7/1/2022	2,235,000	2,354,802
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2021 - 3/1/2025	5,360,000	6,033,405
	Sacramento Cogeneration Authority (Procter & Gamble Project), 5.00% due 7/1/2019	625,000	630,688
	Salinas Valley Solid Waste Authority AMT (Insured: AGM), Series A, 5.00% due 8/1/2023	1,530,000	1,719,628
	San Diego (Educational System Capital Projects) GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	9,236,000
	San Diego (Educational System Capital Projects; Insured: Natl-Re) GO, Series D-1, 5.50% due 7/1/2020	1,390,000	1,461,960
[e]	San Diego Redevelopment Agency (Centre City Redevelopment; Insured: AGM), Zero Coupon due 9/1/2019	1,910,000	1,897,509
	San Francisco City and County Airports Commission (San Francisco International Airport), Series A, 5.00% due 5/1/2026	5,000,000	6,163,100
	San Jose, Series A1, 3.50% due 10/1/2021	125,000	127,159
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2021 - 6/15/2023	1,995,000	2,228,288
	San Mateo Union High School District (Educational Facilities; Insured: Natl-Re) GO, Series B, Zero Coupon due 9/1/2019	2,000,000	1,987,820
	Santa Ana (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2020	2,035,000	1,990,108
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	8,164,836
	Santa Clara Valley California Water District (Commercial Paper Iam 41), Series A, 1.66% due 4/4/2019	2,980,000	2,980,000
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,302,417
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2019 - 12/1/2027	4,060,000	4,718,258
	Southern California Public Power Authority (Magnolia Power Project A),
[d]	1.30% due 7/1/2036 (put 4/1/2019)	1,300,000	1,300,000
[a]	Series 1, 2.00% due 7/1/2036 (put 7/1/2020)	3,000,000	3,005,610
	Southwestern Community College District GO, Series B, 4.00% due 8/1/2024 - 8/1/2026	1,125,000	1,290,924
	State of California (Various Capital Projects) GO, 5.00% due 9/1/2020	2,000,000	2,099,840
	Stockton Public Financing Authority (Stockton Water Revenue; Green Bond; Insured BAM), Series A, 5.00% due 10/1/2019 - 10/1/2027	4,465,000	5,073,811
	Successor Agency to the City of Colton Redevelopment Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2021 - 8/1/2025	2,815,000	3,200,446
	Successor Agency to the City of Riverside Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,495,369
	Successor Agency to the City of San Diego Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,770,000	2,143,530
	Successor Agency to the Commerce Community Development Commission (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027	1,760,000	2,124,866
10   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
Issuer-Description	PRINCIPAL AMOUNT	VALUE
Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project), 5.00% due 10/1/2019 - 10/1/2020	$ 725,000	$ 749,615
Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,400,000	1,614,162
Successor Agency to the Community Redevelopment Agency of the City of Palmdale (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2024 - 9/1/2026	1,600,000	1,909,938
Successor Agency to the Poway Redevelopment Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	5,622,445
Successor Agency to the Rancho Cucamonga Redevelopment Project (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	3,000,000	3,504,050
Successor Agency to the Redevelopment Agency of the City and County of San Francisco (San Francisco Redevelopment Projects), Series C, 5.00% due 8/1/2019 - 8/1/2021	4,735,000	4,926,762
Successor Agency to the Redevelopment Agency of the City of San Mateo (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	513,205
Successor Agency to the Redevelopment Agency of the City of Stockton (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,416,160
Successor Agency to the Richmond County Redevelopment Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2024	1,250,000	1,427,581
Successor Agency to the Rosemead Community Development Commission (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2020 - 10/1/2026	4,835,000	5,513,029
Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2019 - 9/1/2025	2,465,000	2,709,408
Temecula Valley Unified School District Financing Authority (Insured BAM), 5.00% due 9/1/2027	2,220,000	2,592,960
Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	1,000,000	1,230,890
Tulare Public Financing Authority (Insured BAM),
3.00% due 4/1/2019	200,000	200,000
4.00% due 4/1/2020 - 4/1/2022	725,000	763,266
5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,672,728
Ukiah (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2019	2,000,000	1,989,420
Upper Lake Union High School District (Insured: Natl-Re) GO, Series A, Zero Coupon due 8/1/2020	680,000	650,692
Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,805,353
Vista Redevelopment Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2019 - 9/1/2023	1,575,000	1,710,302
West Sacramento Financing Authority (Ser. A; Insured XLCA), Series A, 5.00% due 9/1/2020	1,040,000	1,083,638
Total Investments — 98.9% (Cost $484,904,830)		$499,128,231
Other Assets Less Liabilities — 1.1%		5,493,356
Net Assets — 100.0%		$504,621,587

Footnote Legend
a	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at March 31, 2019.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $6,808,208, representing 1.35% of the Fund’s net assets.
d	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
e	Illiquid security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
USD	Unified School District
See notes to financial statements.
Semi-Annual Report  |  11

Statement of Assets and Liabilities
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (cost $484,904,830) (Note 3)	$ 499,128,231
Cash	61,028
Receivable for investments sold	8,415,359
Receivable for fund shares sold	864,537
Interest receivable	5,490,396
Prepaid expenses and other assets	23,598
Total Assets	513,983,149
Liabilities
Payable for investments purchased	8,200,000
Payable for fund shares redeemed	565,578
Payable to investment advisor and other affiliates (Note 4)	287,575
Accounts payable and accrued expenses	159,372
Dividends payable	149,037
Total Liabilities	9,361,562
Net Assets	$ 504,621,587
NET ASSETS CONSIST OF
Distributable earnings	$ 9,338,126
Net capital paid in on shares of beneficial interest	495,283,461
$ 504,621,587
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($119,669,944 applicable to 8,780,292 shares of beneficial interest outstanding - Note 5)	$ 13.63
Maximum sales charge, 1.50% of offering price	0.21
Maximum offering price per share	$ 13.84
Class C Shares:
Net asset value and offering price per share* ($34,312,472 applicable to 2,515,357 shares of beneficial interest outstanding - Note 5)	$ 13.64
Class I Shares:
Net asset value, offering and redemption price per share ($350,639,171 applicable to 25,700,627 shares of beneficial interest outstanding - Note 5)	$ 13.64

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
12  |  Semi-Annual Report

Statement of Operations
Thornburg California Limited Term Municipal Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Interest income (net of premium amortized of $3,645,979)	$ 6,465,999
EXPENSES
Investment advisory fees (Note 4)	1,264,029
Administration fees (Note 4)
Class A Shares	52,901
Class C Shares	16,466
Class I Shares	153,428
Distribution and service fees (Note 4)
Class A Shares	150,529
Class C Shares	93,702
Transfer agent fees
Class A Shares	34,860
Class C Shares	14,290
Class I Shares	112,470
Registration and filing fees
Class A Shares	3,270
Class C Shares	2,619
Class I Shares	3,703
Custodian fees (Note 2)	30,500
Professional fees	24,560
Trustee and officer fees (Note 4)	14,176
Other expenses	23,096
Total Expenses	1,994,599
Less:
Expenses reimbursed by investment advisor (Note 4)	(31,693)
Net Expenses	1,962,906
Net Investment Income	$ 4,503,093
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,271,940)
Net change in unrealized appreciation (depreciation) on investments	7,887,451
Net Realized and Unrealized Gain	6,615,511
Net Increase in Net Assets Resulting from Operations	$ 11,118,604
See notes to financial statements.
Semi-Annual Report  |  13

Statements of Changes in Net Assets
Thornburg California Limited Term Municipal Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 4,503,093	$ 9,698,816
Net realized gain (loss) on investments	(1,271,940)	(1,747,276)
Net unrealized appreciation (depreciation) on investments	7,887,451	(12,993,888)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,118,604	(5,042,348)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(971,233)	(2,112,942)
Class C Shares	(250,352)	(604,775)
Class I Shares	(3,281,534)	(6,981,099)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(9,245,726)	(27,285,984)
Class C Shares	(6,780,416)	(14,914,594)
Class I Shares	(22,745,285)	(56,019,128)
Net Decrease in Net Assets	(32,155,942)	(112,960,870)
NET ASSETS
Beginning of Period	536,777,529	649,738,399
End of Period	$ 504,621,587	$ 536,777,529

*	Unaudited.
See notes to financial statements.
14   |  Semi-Annual Report

Notes to Financial Statements
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the
Semi-Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 484,904,830
Gross unrealized appreciation on a tax basis	14,380,172
Gross unrealized depreciation on a tax basis	(156,771)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 14,223,401
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $1,748,356. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had cumulative tax basis capital losses of $1,867,354 (of which $1,867,354 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by
16   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 499,128,231	$ —	$ 499,128,231	$ —
Total Investments in Securities	$ 499,128,231	$ —	$ 499,128,231	$ —
Total Assets	$ 499,128,231	$ —	$ 499,128,231	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2019.
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.50% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $854 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $815 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
For the six months ended March 31, 2019, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $31,693 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
18   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had transactions with affiliated funds of $2,350,000 in purchases and $2,500,000 in sales generating no realized gains or losses.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	625,244	$ 8,441,712	2,057,216	$ 27,886,865
Shares issued to shareholders in reinvestment of dividends	65,056	879,629	137,683	1,865,179
Shares repurchased	(1,378,574)	(18,567,067)	(4,205,146)	(57,038,028)
Net decrease	(688,274)	$ (9,245,726)	(2,010,247)	$ (27,285,984)
Class C Shares
Shares sold	68,630	$ 928,746	155,781	$ 2,117,566
Shares issued to shareholders in reinvestment of dividends	14,589	197,371	36,042	488,741
Shares repurchased	(584,669)	(7,906,533)	(1,289,977)	(17,520,901)
Net decrease	(501,450)	$ (6,780,416)	(1,098,154)	$ (14,914,594)
Class I Shares
Shares sold	5,608,217	$ 75,855,188	10,542,473	$ 143,344,996
Shares issued to shareholders in reinvestment of dividends	183,739	2,487,265	391,001	5,304,088
Shares repurchased	(7,487,236)	(101,087,738)	(15,071,222)	(204,668,212)
Net decrease	(1,695,280)	$ (22,745,285)	(4,137,748)	$ (56,019,128)
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $41,422,911 and $26,235,000, respectively.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and single state risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  19

Financial Highlights
Thornburg California Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 13.45	0.11	0.18	0.29	(0.11)	—	(0.11)	$ 13.63
2018 (b)	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	(0.20)	$ 13.45
2017 (b)	$ 13.98	0.18	(0.20)	(0.02)	(0.18)	—	(0.18)	$ 13.78
2016 (b)	$ 13.84	0.18	0.14	0.32	(0.18)	—	(0.18)	$ 13.98
2015 (b)	$ 13.84	0.19	— (e)	0.19	(0.19)	—	(0.19)	$ 13.84
2014 (b)	$ 13.54	0.23	0.30	0.53	(0.23)	—	(0.23)	$ 13.84
CLASS C SHARES
2019 (c)	$ 13.46	0.09	0.18	0.27	(0.09)	—	(0.09)	$ 13.64
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	(0.17)	$ 13.46
2017	$ 13.99	0.15	(0.20)	(0.05)	(0.15)	—	(0.15)	$ 13.79
2016	$ 13.85	0.14	0.14	0.28	(0.14)	—	(0.14)	$ 13.99
2015	$ 13.85	0.16	— (e)	0.16	(0.16)	—	(0.16)	$ 13.85
2014	$ 13.55	0.19	0.30	0.49	(0.19)	—	(0.19)	$ 13.85
CLASS I SHARES
2019 (c)	$ 13.46	0.13	0.18	0.31	(0.13)	—	(0.13)	$ 13.64
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	$ 13.46
2017	$ 13.99	0.22	(0.20)	0.02	(0.22)	—	(0.22)	$ 13.79
2016	$ 13.85	0.22	0.14	0.36	(0.22)	—	(0.22)	$ 13.99
2015	$ 13.85	0.24	— (e)	0.24	(0.24)	—	(0.24)	$ 13.85
2014	$ 13.55	0.27	0.30	0.57	(0.27)	—	(0.27)	$ 13.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
20  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg California Limited Term Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

1.61 (d)	0.94 (d)	0.94 (d)	0.94 (d)	2.16	5.65	$ 119,670
1.50	0.92	0.92	0.92	(0.92)	25.20	$ 127,346
1.33	0.93	0.93	0.93	(0.11)	18.25	$ 158,142
1.28	0.93	0.93	0.93	2.32	16.47	$ 193,321
1.39	0.94	0.94	0.94	1.40	14.43	$ 171,344
1.67	0.95	0.94	0.95	3.93	16.85	$ 160,151

1.34 (d)	1.21 (d)	1.21 (d)	1.21 (d)	2.01	5.65	$ 34,313
1.23	1.19	1.19	1.19	(1.18)	25.20	$ 40,608
1.08	1.19	1.19	1.19	(0.36)	18.25	$ 56,737
1.04	1.18	1.18	1.18	2.06	16.47	$ 68,229
1.15	1.18	1.18	1.18	1.15	14.43	$ 64,216
1.41	1.21	1.20	1.21	3.66	16.85	$ 62,858

1.88 (d)	0.67 (d)	0.67 (d)	0.69 (d)	2.29	5.65	$ 350,639
1.76	0.66	0.66	0.67	(0.65)	25.20	$ 368,824
1.62	0.64	0.64	0.64	0.19	18.25	$ 434,859
1.60	0.62	0.62	0.62	2.64	16.47	$ 476,364
1.70	0.63	0.63	0.63	1.72	14.43	$ 407,557
1.99	0.62	0.62	0.62	4.27	16.85	$ 361,015
Semi-Annual Report  |  21

Expense Example
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$1,021.56	$4.74
Hypothetical*	$1,000.00	$1,020.24	$4.73
CLASS C SHARES
Actual	$1,000.00	$1,020.14	$6.09
Hypothetical*	$1,000.00	$1,018.90	$6.09
CLASS I SHARES
Actual	$1,000.00	$1,022.89	$3.38
Hypothetical*	$1,000.00	$1,021.59	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.21%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
22  |  Semi-Annual Report

Other Information
Thornburg California Limited Term Municipal Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  23

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
24  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  25

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26  |  Semi-Annual Report

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Semi-Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1070

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg New Mexico Intermediate Municipal Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
April 10, 2019
Dear Fellow Shareholder:
We are pleased to present the annual report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares increased 18 cents to $13.18 per share during the semi-annual period ended March 31, 2019. The Class I shares of your Fund underperformed the index with a 2.78% total return for the semi-annual period ended March 31, 2019, compared to the 4.62% total return for the ICE BofAML 3-15 Year U.S. Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations and other risk factors during the semi-annual period. The impact of the Fund’s 1.44 years shorter duration detracted 0.957%. The Fund’s credit quality allocations detracted 0.029%, while other risk factors detracted 0.454%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
It seems clear the President of the United States and Chairman of the Federal Reserve are locked in an epic battle over the fate of the U.S. economy. President Donald Trump has begged, cajoled or otherwise threatened Fed Chairman Jerome Powell to stop raising interest rates. He has gone so far as to blame the turmoil in the stock market at the end of 2018 solely on the Fed’s actions. Those comments, along with equity market volatility and perceived macroeconomic weakness, has led the market to discount the probability that the Fed continues to hike rates.
It is well known that the Fed has a dual mandate: ensure low unemployment while maintaining low inflation. By those metrics, the Fed is a rousing success and has been for some time. And yet Chairman Powell, and Janet Yellen before him, have pushed rates higher. Why? Why would either of them take any action if, by every available measure, they have already accomplished their goal? Either they are supervillains, or they believe that their job entails more than the dual mandate.
Chairman Powell seems acutely aware of the problem that the Fed has created with a zero interest rate policy and its asset purchase program, otherwise known as “quantitative easing.” For years, investors have been pushed out the risk spectrum, leaving the safety of money market funds offering zero percent yields in search of income in riskier and riskier asset classes. If Chairman Powell believes that the job of the Fed extends beyond the dual mandate and includes the overall health of the U.S. macroeconomy, then he must be concerned with the disconnect between investors’ current asset allocations and their actual risk profiles. The easiest way to fix the issue with investors’ imprudent risk taking is to provide them with attractive investment options that offer lower risk profiles. And the easiest way to do that is to continue pushing rates higher, which he did through much of 2018.
This led to the makings of an attractive rate market going into the last couple weeks of December, but it turned out to be ephemeral. An equity market selloff, the ensuing flight to quality and a capitulating Fed all converged to move the 10-year AAA-rated GO municipal bond, as measured by the Thomson Reuters Municipal Market Data (MMD) AAA Curve, from a high of 2.78% in early November 2018 to a low of 1.88% in late March 2019. This was despite heavy tax-loss selling experienced in December that one would expect to push rates higher. Tax-loss selling has reversed itself to a large degree as flows into the muni space have been extraordinary through the first quarter of 2019. Nearly $24 billion flowed to municipal mutual funds in the first three months of the year, marking the best quarter return in five years, according to Investment Company Institute data.
Following the Fed’s capitulation at its December meeting, as well as its dovish language in the most recent statement, maintaining current levels of consumption via the wealth effect has taken on more importance. The change in guidance isn’t only domestic. Stimulus is back on the front burner globally, from the European Central Bank’s “targeted longer-term refinancing operations” aimed at boosting credit growth in the Eurozone to the People’s Bank of China’s pump-priming exertions. The policy accommodation has certainly been a positive for domestic and global equity markets, notwithstanding the rally in fixed income. Case in point: the ICE BofAML Municipal Master Index returned 2.95% in the first quarter of 2019, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.94% and the S&P 500 Index returned 13.65%.
The question for fixed income investors remains: Will rates fall further or does the Fed raise again? Based on how the five-year Treasury bond and one-month T-Bill were trading at 2.23% and 2.42% in late March 2019, respectively, it would appear the bond market is anticipating the next move by the Fed will be a cut. With the bond market and the equity markets having a difference of opinions, one thing is certain: either the bond market is right, or the equity market is right, but it can’t be both. Goldilocks is a fairy tale, not a sound investment thesis.
All this leads to our positioning and portfolio actions in the current market environment. Our strategies have been positioned in the bearish ranges for quite some time with shorter durations, higher credit qualities and higher cash reserves. As rates climbed through much of 2018, our defensive positioning paid off well. Even with the reduction in rates in the last couple weeks of the year, the shorter the duration, the better. So far this year, it has been the opposite. Rates have fallen, leading longer-duration strategies to outperform those of shorter duration. With the reduction in rates, we are comfortable maintaining our current positioning but will look to add additional duration when the opportunity presents itself. The same can be said for credit. We feel the worst mistake at this point in the cycle would be to take risk when we are not being

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
compensated to do so. Patience is now more of a virtue than before.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 6/18/91)
Without sales charge	3.77%	1.21%	2.10%	2.95%	4.17%
With sales charge	1.67%	0.53%	1.69%	2.74%	4.09%
Class D Shares (Incep: 6/1/99)
Without sales charge	3.42%	0.94%	1.85%	2.69%	3.07%
Class I Shares (Incep: 2/1/07)	4.08%	1.50%	2.42%	3.29%	3.36%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.21%
SEC Yield	1.39%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 0.97%; D shares, 1.23%; I shares, 0.68%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expense until at least February 1, 2020 for some of the share classes, resulting in net expense ratios of the following: I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s and S&P).
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Semi-Annual Report

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	121
Effective Duration	3.7 Yrs
Average Maturity	8.1 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
4%	12%	14%	10%	14%	11%	6%	8%	8%	14%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
Issuer-Description	PRINCIPAL AMOUNT	VALUE
MUNICIPAL BONDS — 98.2%
Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	$ 2,000,000	$ 2,318,720
Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,743,520
Albuquerque Bernalillo County Water Utility Authority (New Mexico Utilities, Inc. Water System),
Series A-1,
5.00% due 7/1/2021 (pre-refunded 7/1/2019)	1,760,000	1,775,259
5.50% due 7/1/2025 (pre-refunded 7/1/2019)	1,000,000	1,009,900
Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) GO,
5.00% due 8/1/2031 - 8/1/2034	2,260,000	2,719,836
Series A, 4.00% due 8/1/2029	1,300,000	1,399,671
Bernalillo County (Government Services),
5.25% due 4/1/2027	300,000	354,408
Series B, 5.70% due 4/1/2027	3,000,000	3,618,000
Bernalillo County (Government Services; Insured: AMBAC), 5.25% due 10/1/2022 - 10/1/2025	8,295,000	9,706,045
Bernalillo County (Government Services; Insured: Natl-Re),
5.70% due 4/1/2027	815,000	982,890
Series B, 5.00% due 4/1/2021	1,890,000	1,954,449
Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO,
4.00% due 8/15/2023	1,920,000	2,025,331
5.00% due 8/15/2020 - 8/15/2022	3,910,000	4,208,513
City of Albuquerque (City Infrastructure Improvements) GO, 5.00% due 7/1/2026	870,000	1,061,461
City of Albuquerque (City Infrastructure Improvements), 5.00% due 7/1/2033 - 7/1/2034	2,300,000	2,671,669
City of Albuquerque (I-25/Paseo del Norte Interchange), 5.00% due 7/1/2025 - 7/1/2027	1,095,000	1,238,126
City of Albuquerque (Lodgers’ Tax Obligation Reserve Fund),
Series A, 5.00% due 7/1/2021	1,340,000	1,351,323
Series B, 5.00% due 7/1/2021	3,000,000	3,025,350
City of Albuquerque GO, Series A, 4.00% due 7/1/2024	2,500,000	2,569,900
City of Farmington (Arizona Public Service Co.-Four Corners Project),
4.70% due 5/1/2024	965,000	1,004,198
Series B, 4.70% due 9/1/2024	4,000,000	4,162,480
City of Farmington (San Juan Regional Medical Center),
Series A,
5.00% due 6/1/2022	2,315,000	2,321,575
5.125% due 6/1/2019	645,000	646,625
City of Gallup (City Infrastructure Improvements), Series A, 5.125% due 6/1/2019	310,000	311,290
City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2021 - 6/1/2025	2,215,000	2,429,269
City of Las Cruces (NMFA Loan), 5.00% due 6/1/2021 - 6/1/2037	10,135,000	10,501,143
City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,384,058
City of Santa Fe Series A, 5.00% due 6/1/2035 - 6/1/2038	1,450,000	1,732,717
City of Santa Fe (El Castillo Retirement Residences),
4.50% due 5/15/2027	3,275,000	3,351,406
5.00% due 5/15/2034	1,465,000	1,510,972
City of Santa Fe (Public Facilities) GRT, 5.00% due 6/1/2028 - 6/1/2029	1,880,000	2,164,139
City of Santa Fe, Series A, 5.00% due 6/1/2034	420,000	505,726
Colfax County (Government Center Facility) ETM, 5.00% due 9/1/2019	125,000	126,791
Colfax County (Government Center Facility), 5.50% due 9/1/2029 (pre-refunded 9/1/2019)	2,510,000	2,551,114
County of Sandoval GO, 5.00% due 8/1/2025 - 8/1/2029	2,015,000	2,456,358
County of Santa Fe GO, 5.00% due 7/1/2024	825,000	962,973
Farmington Municipal School District No. 5 (Educational Facilities) GO, 5.00% due 9/1/2019	600,000	608,496
Government of Guam (Economic Development), Series D, 5.00% due 11/15/2031	2,500,000	2,737,925
Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.375% due 12/1/2024 (pre-refunded 12/1/2019)	2,000,000	2,051,900
Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2033	2,500,000	2,716,850
Guam Government Waterworks Authority, 5.625% due 7/1/2040 (pre-refunded 7/1/2020)	1,000,000	1,050,240
Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2034	1,825,000	2,039,145
Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2026	2,000,000	2,199,600
Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,450,218
New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2019 - 12/1/2022	4,000,000	4,187,970
New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,796,244
New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,164,000
New Mexico Finance Authority, 5.00% due 6/15/2029	300,000	367,149
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Group), 5.00% due 7/1/2032	2,000,000	2,087,840
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.),
[a]	Series C, 1.50% due 8/1/2034 (put 4/1/2019)	$ 500,000	$ 500,000
[a]	Series D, 1.50% due 8/1/2034 (put 4/1/2019)	3,300,000	3,300,000
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services),
	5.00% due 8/1/2031	1,750,000	2,069,538
	5.00% due 8/1/2039 (pre-refunded 8/1/2019)	3,000,000	3,034,320
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	370,000	370,259
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements), 5.00% due 7/1/2020 - 7/1/2028	3,805,000	4,044,614
	New Mexico Mortgage Finance Authority (NIBP SFM Loan Program; Collateralized: GNMA, FNMA, FHLMC), 4.625% due 3/1/2028	650,000	663,741
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	4,095,000	4,770,421
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements),
	Series A,
	4.50% due 6/1/2034 - 6/1/2036	4,500,000	5,007,945
	6.00% due 6/1/2021	225,000	232,569
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements; SPA U.S. Bank N.A.),
[a]	1.50% due 6/1/2026 (put 4/5/2019)	520,000	520,000
[a]	Series C, 1.50% due 6/1/2030 (put 4/5/2019)	1,500,000	1,500,000
	Rio Rancho Public School District No. 94 (Insured: BAM) GO, 5.00% due 8/1/2019 - 8/1/2020	1,100,000	1,130,927
	San Juan County (County Capital Improvements), Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	3,014,160
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	1,112,982
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	1,390,000	1,612,247
	Santa Fe Gasoline Tax, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,846,734
	State of New Mexico (Capital Improvements), Series A, 5.00% due 7/1/2022 (pre-refunded 7/1/2019)	350,000	353,035
	State of New Mexico (Educational Facilities), Series A, 5.00% due 7/1/2025	2,040,000	2,429,110
	State of New Mexico Severance Tax Permanent Fund, Series A, 5.00% due 7/1/2023 (pre-refunded 7/1/2019)	1,100,000	1,109,537
	Taos Municipal School District No. 1 (Educational Facilities) GO, 5.00% due 9/1/2021	520,000	561,558
	Town of Silver City (Joint Utility System Improvement; Insured: BAM), Series B, 2.00% due 12/1/2019	265,000	265,835
	Town of Silver City (Public Facility Capital Projects),
	Series A,
	4.00% due 6/1/2029	1,000,000	1,024,040
	4.25% due 6/1/2032	1,050,000	1,077,373
	Village of Los Ranchos de Albuquerque (Albuquerque Academy), 4.50% due 9/1/2040	3,000,000	3,074,580
	Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	2,500,000	2,450,000
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,746,272
	Total Investments — 98.2% (Cost $154,982,808)		$160,136,579
	Other Assets Less Liabilities — 1.8%		2,890,107
	Net Assets — 100.0%		$163,026,686

Footnote Legend
a	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Semi-Annual Report  |  9

Statement of Assets and Liabilities
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (cost $154,982,808) (Note 3)	$ 160,136,579
Cash	974,892
Receivable for fund shares sold	12,875
Interest receivable	2,232,902
Prepaid expenses and other assets	15,435
Total Assets	163,372,683
Liabilities
Payable for fund shares redeemed	154,191
Payable to investment advisor and other affiliates (Note 4)	112,107
Accounts payable and accrued expenses	54,617
Dividends payable	25,082
Total Liabilities	345,997
Net Assets	$ 163,026,686
NET ASSETS CONSIST OF
Distributable earnings	$ 3,639,075
Net capital paid in on shares of beneficial interest	159,387,611
$ 163,026,686
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($90,330,259 applicable to 6,850,459 shares of beneficial interest outstanding - Note 5)	$ 13.19
Maximum sales charge, 2.00% of offering price	0.27
Maximum offering price per share	$ 13.46
Class D Shares:
Net asset value, offering and redemption price per share ($16,837,262 applicable to 1,276,294 shares of beneficial interest outstanding - Note 5)	$ 13.19
Class I Shares:
Net asset value, offering and redemption price per share ($55,859,165 applicable to 4,237,991 shares of beneficial interest outstanding - Note 5)	$ 13.18
See notes to financial statements.
10   |  Semi-Annual Report

Statement of Operations
Thornburg New Mexico Intermediate Municipal Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Interest income (net of premium amortized of $817,365)	$ 2,770,101
EXPENSES
Investment advisory fees (Note 4)	405,644
Administration fees (Note 4)
Class A Shares	39,804
Class D Shares	7,694
Class I Shares	23,705
Distribution and service fees (Note 4)
Class A Shares	113,366
Class D Shares	43,813
Transfer agent fees
Class A Shares	29,310
Class D Shares	6,286
Class I Shares	6,734
Registration and filing fees
Class A Shares	2,385
Class D Shares	2,063
Class I Shares	2,452
Custodian fees (Note 2)	15,740
Professional fees	22,200
Trustee and officer fees (Note 4)	4,636
Other expenses	13,840
Total Expenses	739,672
Less:
Expenses reimbursed by investment advisor (Note 4)	(6,816)
Net Expenses	732,856
Net Investment Income	$ 2,037,245
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(104,235)
Net change in unrealized appreciation (depreciation) on investments	2,389,729
Net Realized and Unrealized Gain	2,285,494
Net Increase in Net Assets Resulting from Operations	$ 4,322,739
See notes to financial statements.
Semi-Annual Report  |  11

Statements of Changes in Net Assets
Thornburg New Mexico Intermediate Municipal Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 2,037,245	$ 4,667,064
Net realized gain (loss) on investments	(104,235)	(129,992)
Net unrealized appreciation (depreciation) on investments	2,389,729	(4,117,035)
Net Increase in Net Assets Resulting from Operations	4,322,739	420,037
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,105,433)	(2,599,663)
Class D Shares	(190,685)	(471,656)
Class I Shares	(741,127)	(1,595,745)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(5,617,428)	(19,812,373)
Class D Shares	(1,838,870)	(3,739,263)
Class I Shares	1,400,556	(7,228,636)
Net Decrease in Net Assets	(3,770,248)	(35,027,299)
NET ASSETS
Beginning of Period	166,796,934	201,824,233
End of Period	$ 163,026,686	$ 166,796,934

*	Unaudited.
See notes to financial statements.
12   |  Semi-Annual Report

Notes to Financial Statements
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio
Semi-Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 154,982,808
Gross unrealized appreciation on a tax basis	5,219,490
Gross unrealized depreciation on a tax basis	(65,719)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 5,153,771
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $129,992. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had cumulative tax basis capital losses of $1,254,573 (of which $97,999 are short-term and $1,156,574 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon
14   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 160,136,579	$ —	$ 160,136,579	$ —
Total Investments in Securities	$ 160,136,579	$ —	$ 160,136,579	$ —
Total Assets	$ 160,136,579	$ —	$ 160,136,579	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2019.
Semi-Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.50% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $81 from the sale of Class A shares.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class D shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class I shares, 0.67%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,127 for Class D shares and $5,689 for Class I shares.
16   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 13.20%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had transactions with affiliated funds of $3,300,000 in purchases and $3,534,987 in sales generating realized losses of $1,637.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	187,799	$ 2,454,477	142,988	$ 1,880,897
Shares issued to shareholders in reinvestment of dividends	74,979	979,160	175,091	2,291,097
Shares repurchased	(695,348)	(9,051,065)	(1,826,448)	(23,984,367)
Net decrease	(432,570)	$ (5,617,428)	(1,508,369)	$ (19,812,373)
Class D Shares
Shares sold	38,963	$ 509,279	148,304	$ 1,955,850
Shares issued to shareholders in reinvestment of dividends	13,865	181,129	34,493	451,653
Shares repurchased	(193,904)	(2,529,278)	(468,941)	(6,146,766)
Net decrease	(141,076)	$ (1,838,870)	(286,144)	$ (3,739,263)
Class I Shares
Shares sold	575,029	$ 7,474,269	667,719	$ 8,786,130
Shares issued to shareholders in reinvestment of dividends	51,092	666,964	109,625	1,434,193
Shares repurchased	(518,314)	(6,740,677)	(1,329,549)	(17,448,959)
Net increase (decrease)	107,807	$ 1,400,556	(552,205)	$ (7,228,636)
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $9,757,692 and $8,648,320, respectively.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  17

Financial Highlights
Thornburg New Mexico Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 13.00	0.16	0.19	0.35	(0.16)	—	(0.16)	$ 13.19
2018 (b)	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	(0.33)	$ 13.00
2017 (b)	$ 13.67	0.31	(0.37)	(0.06)	(0.31)	—	(0.31)	$ 13.30
2016 (b)	$ 13.55	0.30	0.12	0.42	(0.30)	—	(0.30)	$ 13.67
2015 (b)	$ 13.60	0.34	(0.05)	0.29	(0.34)	—	(0.34)	$ 13.55
2014 (b)	$ 13.35	0.39	0.25	0.64	(0.39)	—	(0.39)	$ 13.60
CLASS D SHARES
2019 (c)	$ 13.01	0.14	0.18	0.32	(0.14)	—	(0.14)	$ 13.19
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	(0.30)	$ 13.01
2017	$ 13.68	0.28	(0.37)	(0.09)	(0.28)	—	(0.28)	$ 13.31
2016	$ 13.55	0.28	0.12	0.40	(0.27)	—	(0.27)	$ 13.68
2015	$ 13.61	0.31	(0.06)	0.25	(0.31)	—	(0.31)	$ 13.55
2014	$ 13.36	0.35	0.25	0.60	(0.35)	—	(0.35)	$ 13.61
CLASS I SHARES
2019 (c)	$ 13.00	0.18	0.18	0.36	(0.18)	—	(0.18)	$ 13.18
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	(0.37)	$ 13.00
2017	$ 13.67	0.36	(0.38)	(0.02)	(0.36)	—	(0.36)	$ 13.29
2016	$ 13.54	0.35	0.12	0.47	(0.34)	—	(0.34)	$ 13.67
2015	$ 13.59	0.38	(0.05)	0.33	(0.38)	—	(0.38)	$ 13.54
2014	$ 13.35	0.43	0.24	0.67	(0.43)	—	(0.43)	$ 13.59

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
18  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg New Mexico Intermediate Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

2.44 (d)	0.98 (d)	0.98 (d)	0.98 (d)	2.70	5.70	$ 90,330
2.51	0.97	0.97	0.97	0.24	7.77	$ 94,686
2.36	0.98	0.98	0.98	(0.38)	8.61	$ 116,915
2.18	0.97	0.97	0.97	3.11	6.80	$ 136,743
2.50	0.98	0.98	0.98	2.15	19.01	$ 139,939
2.87	0.97	0.97	0.97	4.83	10.79	$ 143,994

2.18 (d)	1.24 (d)	1.24 (d)	1.25 (d)	2.49	5.70	$ 16,838
2.26	1.23	1.23	1.23	(0.02)	7.77	$ 18,436
2.13	1.21	1.21	1.21	(0.61)	8.61	$ 22,666
1.94	1.21	1.21	1.21	2.94	6.80	$ 28,489
2.27	1.20	1.20	1.20	1.84	19.01	$ 28,953
2.60	1.23	1.23	1.23	4.55	10.79	$ 28,438

2.74 (d)	0.67 (d)	0.67 (d)	0.69 (d)	2.78	5.70	$ 55,859
2.82	0.67	0.67	0.68	0.62	7.77	$ 53,675
2.68	0.66	0.66	0.66	(0.13)	8.61	$ 62,243
2.52	0.63	0.63	0.63	3.53	6.80	$ 65,843
2.80	0.65	0.65	0.65	2.48	19.01	$ 57,958
3.19	0.65	0.64	0.65	5.09	10.79	$ 37,380
Semi-Annual Report  |  19

Expense Example
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$1,027.00	$4.95
Hypothetical*	$1,000.00	$1,020.04	$4.94
CLASS D SHARES
Actual	$1,000.00	$1,024.87	$6.26
Hypothetical*	$1,000.00	$1,018.75	$6.24
CLASS I SHARES
Actual	$1,000.00	$1,027.79	$3.39
Hypothetical*	$1,000.00	$1,021.59	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.98%; D: 1.24%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
20  |  Semi-Annual Report

Other Information
Thornburg New Mexico Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  21

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
22  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH178

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg New York Intermediate Municipal Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
April 10, 2019
Dear Fellow Shareholder:
We are pleased to present the semi-annual report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class I shares increased 19 cents to $12.80 per share during the semi-annual period ended March 31, 2019. The Class I shares of your Fund underperformed the index with a 2.94% total return for the semi-annual period ended March 31, 2019, compared to the 4.62% total return for the ICE BofAML 3-15 Year U.S. Municipal Securities Index.
The drivers of the Fund’s total return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration, differing credit quality allocations and other risk factors during the semi-annual period. The impact of the Fund’s 1.34 years shorter duration detracted 0.898%. The Fund’s credit quality allocations detracted 0.044%, while other risk factors detracted 0.394%. The Fund’s expenses and residuals accounted for the remainder of the performance differential.
It seems clear the President of the United States and Chairman of the Federal Reserve are locked in an epic battle over the fate of the U.S. economy. President Donald Trump has begged, cajoled or otherwise threatened Fed Chairman Jerome Powell to stop raising interest rates. He has gone so far as to blame the turmoil in the stock market at the end of 2018 solely on the Fed’s actions. Those comments, along with equity market volatility and perceived macroeconomic weakness, has led the market to discount the probability that the Fed continues to hike rates.
It is well known that the Fed has a dual mandate: ensure low unemployment while maintaining low inflation. By those metrics, the Fed is a rousing success and has been for some time. And yet Chairman Powell, and Janet Yellen before him, have pushed rates higher. Why? Why would either of them take any action if, by every available measure, they have already accomplished their goal? Either they are supervillains, or they believe that their job entails more than the dual mandate.
Chairman Powell seems acutely aware of the problem that the Fed has created with a zero interest rate policy and its asset purchase program, otherwise known as “quantitative easing.” For years, investors have been pushed out the risk spectrum, leaving the safety of money market funds offering zero percent yields in search of income in riskier and riskier asset classes. If Chairman Powell believes that the job of the Fed extends beyond the dual mandate and includes the overall health of the U.S. macroeconomy, then he must be concerned with the disconnect between investors’ current asset allocations and their actual risk profiles. The easiest way to fix the issue with investors’ imprudent risk taking is to provide them with attractive investment options that offer lower risk profiles. And the easiest way to do that is to continue pushing rates higher, which he did through much of 2018.
This led to the makings of an attractive rate market going into the last couple weeks of December, but it turned out to be ephemeral. An equity market selloff, the ensuing flight to quality and a capitulating Fed all converged to move the 10-year AAA-rated GO municipal bond, as measured by the Thomson Reuters Municipal Market Data (MMD) AAA Curve, from a high of 2.78% in early November 2018 to a low of 1.88% in late March 2019. This was despite heavy tax-loss selling experienced in December that one would expect to push rates higher. Tax-loss selling has reversed itself to a large degree as flows into the muni space have been extraordinary through the first quarter of 2019. Nearly $24 billion flowed to municipal mutual funds in the first three months of the year, marking the best quarter return in five years, according to Investment Company Institute data.
Following the Fed’s capitulation at its December meeting, as well as its dovish language in the most recent statement, maintaining current levels of consumption via the wealth effect has taken on more importance. The change in guidance isn’t only domestic. Stimulus is back on the front burner globally, from the European Central Bank’s “targeted longer-term refinancing operations” aimed at boosting credit growth in the Eurozone to the People’s Bank of China’s pump-priming exertions. The policy accommodation has certainly been a positive for domestic and global equity markets, notwithstanding the rally in fixed income. Case in point: the ICE BofAML Municipal Master Index returned 2.95% in the first quarter of 2019, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.94% and the S&P 500 Index returned 13.65%.
The question for fixed income investors remains: Will rates fall further or does the Fed raise again? Based on how the five-year Treasury bond and one-month T-Bill were trading at 2.23% and 2.42% in late March 2019, respectively, it would appear the bond market is anticipating the next move by the Fed will be a cut. With the bond market and the equity markets having a difference of opinions, one thing is certain: either the bond market is right, or the equity market is right, but it can’t be both. Goldilocks is a fairy tale, not a sound investment thesis.
All this leads to our positioning and portfolio actions in the current market environment. Our strategies have been positioned in the bearish ranges for quite some time with shorter durations, higher credit qualities and higher cash reserves. As rates climbed through much of 2018, our defensive positioning paid off well. Even with the reduction in rates in the last couple weeks of the year, the shorter the duration, the better. So far this year, it has been the opposite. Rates have fallen, leading longer-duration strategies to outperform those of shorter duration. With the reduction in rates, we are comfortable maintaining our current positioning but will look to add additional duration when the opportunity presents itself. The same can be said for credit. We feel the worst mistake at this point in the cycle would be to take risk when we are not being

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
compensated to do so. Patience is now more of a virtue than before.
Thank you for your continued trust and support.
Sincerely,

Christopher Ryon, cfa Portfolio Manager Managing Director	Nicholos Venditti, cfa Portfolio Manager Managing Director

David Ashley, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 9/5/97)
Without sales charge	3.13%	0.99%	2.05%	3.16%	3.65%
With sales charge	1.07%	0.32%	1.65%	2.96%	3.55%
Class I Shares (Incep: 2/1/10)	3.46%	1.31%	2.38%	-	3.22%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	2.25%
SEC Yield	1.08%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.08%; I shares, 0.82%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for all share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.12%, and the SEC yield would have been 0.96%.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its third party suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its third party suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.

Glossary
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofAML Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s and S&P).
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Thomson Reuters Municipal Market Data (MMD) AAA Curve - Thomson Reuters Municipal Market Data (MMD) AAA Curve is a proprietary yield curve that provides the offer-side of “AAA” rated state general obligation bonds, as determined by the MMD analyst team. The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on institutional block size ($2 million+) market activity in both the primary and secondary municipal bond market. In the interest of transparency, MMD publishes extensive yield curve assumptions relating to various structural criteria which are used in filtering market information for the purpose of benchmark yield curve creation.

6  |  Semi-Annual Report

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.
The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.
The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	56
Effective Duration	3.8 Yrs
Average Maturity	8.1 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated category.
PORTFOLIO LADDER
4%	14%	8%	16%	6%	15%	13%	9%	9%	8%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
Issuer-Description		PRINCIPAL AMOUNT	VALUE
	MUNICIPAL BONDS — 98.8%
	City of New York (City Budget Financial Management) GO, 5.00% due 8/1/2030	$1,000,000	$ 1,132,530
	City of New York GO, 5.00% due 4/1/2037	940,000	1,119,869
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,137,380
	Dutchess County Local Development Corp. (Health Quest Systems, Inc.; Insured: AGM), Series A, 5.00% due 7/1/2021 - 7/1/2022	1,045,000	1,086,086
	Erie County Fiscal Stability Authority, 5.00% due 9/1/2034	850,000	1,017,815
	Erie County Industrial Development Agency (Buffalo City School District), Series A, 5.25% due 5/1/2025 (pre-refunded 5/1/2019)	1,000,000	1,003,070
	Government of Guam (Layon Solid Waste Disposal Facility), Series A, 5.375% due 12/1/2024 (pre-refunded 12/1/2019)	1,000,000	1,025,950
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2033	2,000,000	2,173,480
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,656,820
	Hempstead Town Local Development Corp. (Hofstra University), 5.00% due 7/1/2028	500,000	534,420
	Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,184,270
	Long Island Power Authority (Electric System Capital Improvements), Series C, 5.25% due 9/1/2029	645,000	808,998
[a]	Long Island Power Authority, Series C 2.493% (LIBOR 1 Month + 0.750%) due 5/1/2033 (put 10/1/2023)	500,000	501,005
	Metropolitan Transportation Authority (Green Bond), Series C-1, 5.00% due 11/15/2028	1,000,000	1,218,930
	Monroe County Industrial Development Corp. (Monroe Community College Association, Inc.; Insured: AGM), 5.00% due 1/15/2028 - 1/15/2029	550,000	616,028
	Nassau County (New York Institute of Technology) IDA, Series A, 4.75% due 3/1/2026 (pre-refunded 3/1/2020)	1,000,000	1,028,910
	Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2021 - 10/1/2031	1,675,000	1,924,837
	New York City Health and Hospitals Corp. (Healthcare Facilities Improvements) GO, Series A, 5.00% due 2/15/2025	1,000,000	1,028,340
	New York City Transitional Finance Authority Future Tax Secured Revenue 5.00% due 8/1/2038	1,000,000	1,191,770
[b]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Landesbank Hessen-Thuringen), 1.51% due 8/1/2031 (put 4/1/2019)	1,000,000	1,000,000
[b]	New York City Water & Sewer System (SPA JP Morgan Chase Bank, N.A.), Series AA1, 1.50% due 6/15/2050 (put 4/1/2019)	1,005,000	1,005,000
	New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	820,222
	New York State Dormitory Authority (Health Quest Systems; Insured: AGM), Series A, 5.25% due 7/1/2027	460,000	461,357
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,796,875
	New York State Dormitory Authority (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2024	1,540,000	1,555,662
	New York State Dormitory Authority (North Shore Long Island Jewish Medical), 5.25% due 5/1/2030 (pre-refunded 5/1/2019)	1,000,000	1,003,030
	New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	658,317
	New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
	5.00% due 10/1/2024	480,000	519,888
	5.00% due 10/1/2024 (pre-refunded 10/1/2021)	520,000	565,651
	New York State Dormitory Authority (School District Financing Program; Insured: AGM), Series A, 5.00% due 10/1/2028	200,000	229,950
	New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,111,030
	New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,192,840
[c]	New York State Environmental Facilities Corp. (Waste Management, Inc.) AMT, 2.35% due 5/1/2030 (put 5/1/2019)	1,000,000	1,000,090
	Onondaga Civic Development Corp. (Le Moyne College), 5.00% due 7/1/2021	1,000,000	1,045,010
	Onondaga Civic Development Corp. (State University of New York Upstate Medical University), 5.50% due 12/1/2031	1,000,000	1,093,200
	Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031	2,250,000	2,603,848
	Syracuse Industrial Development Agency (Syracuse City School District), 5.25% due 5/1/2026	2,150,000	2,307,487
	Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	964,599
	Town of Amherst Development Corp. (University at Buffalo Foundation Facility-Student Housing; Insured: AGM) ETM, 5.00% due 10/1/2020	1,000,000	1,052,390
	Town of Oyster Bay GO, Series B, 3.00% due 2/1/2020 - 3/13/2020	1,000,000	1,007,225
	Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels) GO,
	5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,171,300
	5.00% due 11/15/2029	1,000,000	1,152,040
	United Nations Development Corp. (One, Two and Three U.N. Plaza), Series A, 5.00% due 7/1/2025	710,000	715,730
	Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,290,450
	West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,490,463
	Total Investments — 98.8% (Cost $49,993,070)		$52,204,162
	Other Assets Less Liabilities — 1.2%		628,309
	Net Assets — 100.0%		$52,832,471

Footnote Legend
a	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
b	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
c	Variable Rate Demand Obligations are instruments whose interest rates change on a mandatory date (demand date) or whose interest rates will vary with changes in a designated base rate. The rate disclosed is the rate at March 31, 2019.
8  |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
GO	General Obligation
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rates
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Semi-Annual Report  |  9

Statement of Assets and Liabilities
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (cost $49,993,070) (Note 3)	$ 52,204,162
Cash	1,752
Receivable for fund shares sold	33,939
Interest receivable	704,470
Prepaid expenses and other assets	12,559
Total Assets	52,956,882
Liabilities
Payable for fund shares redeemed	39,565
Payable to investment advisor and other affiliates (Note 4)	24,830
Accounts payable and accrued expenses	43,736
Dividends payable	16,280
Total Liabilities	124,411
Net Assets	$ 52,832,471
NET ASSETS CONSIST OF
Distributable earnings	$ 1,541,597
Net capital paid in on shares of beneficial interest	51,290,874
$ 52,832,471
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($31,029,155 applicable to 2,424,166 shares of beneficial interest outstanding - Note 5)	$ 12.80
Maximum sales charge, 2.00% of offering price	0.26
Maximum offering price per share	$ 13.06
Class I Shares:
Net asset value, offering and redemption price per share ($21,803,316 applicable to 1,703,403 shares of beneficial interest outstanding - Note 5)	$ 12.80
See notes to financial statements.
10   |  Semi-Annual Report

Statement of Operations
Thornburg New York Intermediate Municipal Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Interest income (net of premium amortized of $243,240)	$ 945,815
EXPENSES
Investment advisory fees (Note 4)	135,925
Administration fees (Note 4)
Class A Shares	14,072
Class I Shares	9,784
Distribution and service fees (Note 4)
Class A Shares	40,068
Transfer agent fees
Class A Shares	12,570
Class I Shares	12,740
Registration and filing fees
Class A Shares	3,315
Class I Shares	2,400
Custodian fees (Note 2)	11,830
Professional fees	21,016
Trustee and officer fees (Note 4)	1,544
Other expenses	12,113
Total Expenses	277,377
Less:
Expenses reimbursed by investment advisor (Note 4)	(43,951)
Net Expenses	233,426
Net Investment Income	$ 712,389
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(26,685)
Net change in unrealized appreciation (depreciation) on investments	820,673
Net Realized and Unrealized Gain	793,988
Net Increase in Net Assets Resulting from Operations	$ 1,506,377
See notes to financial statements.
Semi-Annual Report  |  11

Statements of Changes in Net Assets
Thornburg New York Intermediate Municipal Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 712,389	$ 1,570,023
Net realized gain (loss) on investments	(26,685)	(9,562)
Net unrealized appreciation (depreciation) on investments	820,673	(1,951,804)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,506,377	(391,343)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(399,152)	(861,533)
Class I Shares	(313,237)	(708,490)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(3,216,787)	(1,663,676)
Class I Shares	(2,532,542)	(2,380,889)
Net Decrease in Net Assets	(4,955,341)	(6,005,931)
NET ASSETS
Beginning of Period	57,787,812	63,793,743
End of Period	$ 52,832,471	$ 57,787,812

*	Unaudited.
See notes to financial statements.
12   |  Semi-Annual Report

Notes to Financial Statements
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.
The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio
Semi-Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 49,993,070
Gross unrealized appreciation on a tax basis	2,218,216
Gross unrealized depreciation on a tax basis	(7,124)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 2,211,092
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $9,562. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had cumulative tax basis capital losses of $616,658 (of which $369,391 are short-term and $247,267 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon
14   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$ 52,204,162	$ —	$ 52,204,162	$ —
Total Investments in Securities	$ 52,204,162	$ —	$ 52,204,162	$ —
Total Assets	$ 52,204,162	$ —	$ 52,204,162	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no additional transfers between levels for the six months ended March 31, 2019.
Semi-Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.50% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $24 from the sale of Class A shares.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 0.99%; Class I shares, 0.67%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually reimbursed expenses and administrative fees of $18,963 for Class A shares and $24,988 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act.
16   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
For the six months ended March 31, 2019, the Fund had transactions with affiliated funds of $2,153,104 in purchases and $4,891,474 in sales generating realized gains of $27,982.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	48,095	$ 608,391	509,755	$ 6,596,193
Shares issued to shareholders in reinvestment of dividends	26,114	330,388	56,051	715,470
Shares repurchased	(328,744)	(4,155,566)	(700,474)	(8,975,339)
Net decrease	(254,535)	$ (3,216,787)	(134,668)	$ (1,663,676)
Class I Shares
Shares sold	278,519	$ 3,521,584	591,763	$ 7,620,816
Shares issued to shareholders in reinvestment of dividends	22,485	284,461	51,601	658,900
Shares repurchased	(501,733)	(6,338,587)	(832,821)	(10,660,605)
Net decrease	(200,729)	$ (2,532,542)	(189,457)	$ (2,380,889)
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $3,759,456 and $8,404,325, respectively.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  17

Financial Highlights
Thornburg New York Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 12.61	0.16	0.19	0.35	(0.16)	—	(0.16)	$ 12.80
2018 (b)	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	(0.30)	$ 12.61
2017 (b)	$ 13.40	0.33	(0.40)	(0.07)	(0.33)	—	(0.33)	$ 13.00
2016 (b)	$ 13.18	0.29	0.22	0.51	(0.29)	—	(0.29)	$ 13.40
2015 (b)	$ 13.22	0.29	(0.04)	0.25	(0.29)	—	(0.29)	$ 13.18
2014 (b)	$ 12.93	0.30	0.29	0.59	(0.30)	—	(0.30)	$ 13.22
CLASS I SHARES
2019 (c)	$ 12.61	0.18	0.19	0.37	(0.18)	—	(0.18)	$ 12.80
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	(0.34)	$ 12.61
2017	$ 13.40	0.37	(0.40)	(0.03)	(0.37)	—	(0.37)	$ 13.00
2016	$ 13.18	0.33	0.22	0.55	(0.33)	—	(0.33)	$ 13.40
2015	$ 13.22	0.33	(0.04)	0.29	(0.33)	—	(0.33)	$ 13.18
2014	$ 12.93	0.33	0.30	0.63	(0.34)	—	(0.34)	$ 13.22

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
18  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg New York Intermediate Municipal Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

2.49 (d)	0.99 (d)	0.99 (d)	1.11 (d)	2.77	7.32	$ 31,029
2.36	0.99	0.99	1.08	(0.68)	15.88	$ 33,778
2.50	0.99	0.99	1.09	(0.52)	11.11	$ 36,576
2.18	0.96	0.96	1.03	3.91	7.02	$ 45,009
2.16	0.98	0.98	1.05	1.87	7.72	$ 49,845
2.27	0.99	0.99	1.05	4.59	14.12	$ 54,301

2.81 (d)	0.67 (d)	0.67 (d)	0.89 (d)	2.94	7.32	$ 21,803
2.68	0.67	0.67	0.82	(0.36)	15.88	$ 24,010
2.81	0.67	0.67	0.77	(0.20)	11.11	$ 27,217
2.51	0.63	0.63	0.72	4.25	7.02	$ 31,498
2.47	0.67	0.67	0.76	2.19	7.72	$ 30,242
2.57	0.67	0.67	0.73	4.93	14.12	$ 23,922
Semi-Annual Report  |  19

Expense Example
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$1,027.73	$5.00
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS I SHARES
Actual	$1,000.00	$1,029.36	$3.39
Hypothetical*	$1,000.00	$1,021.59	$3.38

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
20  |  Semi-Annual Report

Other Information
Thornburg New York Intermediate Municipal Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  21

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
22  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1069

Semi-Annual Reports
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Low Duration Income Fund
Semi-Annual Reports  |  March 31, 2019
Table of Contents

LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
LIMITED TERM INCOME FUND
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
LOW DURATION INCOME FUND
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in mortgage backed securities (MBS) may bear additional risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Reports  |  3

Letter to Shareholders
March 31, 2019 (Unaudited)
April 4, 2019
Dear Fellow Shareholder:
We are pleased to present the semi-annual report for the Thornburg Limited Term U.S. Government Fund, the Thornburg Limited Term Income Fund and the Thornburg Low Duration Income Fund for the six months ended March 31, 2019. Class I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 2.84% over the period. The Bloomberg Barclays Intermediate Government Bond Index’s total return amounted to 3.84% over the same period. Class I shares of the Thornburg Limited Term Income Fund produced a total return of 3.20% in the six months to end March, while the Bloomberg Barclays Intermediate Government/Credit Bond Index provided a 4.01% total return. Class I shares of the Thornburg Low Duration Income Fund delivered a total return of 2.14% over the six months ended March 31. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index produced a 2.41% total return over the same period.
The latter part of 2018 represented a major shift in market sentiment across asset classes. The U.S. Treasury 10-year yield peaked in early November, but investor fears surrounding trade tensions, weakening global economic data, Brexit and a hawkish U.S. Federal Reserve ("Fed") caused investors to shun risk assets as the year drew to a close. By the end of 2018, interest rates fell back toward their early 2018 lows. As the calendar year ended, we commented that we were likely to find ourselves in the latter stages of the economic cycle. That global growth had slowed and become less synchronized should not have come as a surprise to investors. In fact, the step-down in growth could have been viewed as a normal process as individual economies across the globe moved toward more sustainable growth pathways. The weakening data were certainly worrisome, but still consistent with near potential growth. We have continued to watch economic developments carefully and don’t expect a global recession in the near term.
Rising market volatility in the fourth quarter 2018 largely suggested that investors feared a tilt away from global monetary policy coordination and the less predictable, and potentially uneven, economic results that were likely to follow. Despite investor anxiety, rising global frictions and waning business confidence, central banks continued to adjust policy away from accommodation. The Fed led the punchbowl withdrawal with a series of rate hikes and simultaneous balance sheet shrinkage. The Fed ultimately stayed the course and hiked rates in December, but the median forecast for 2019 fell from three hikes to two in a presciently dovish signal.
Then in early January, Fed Chairman Jerome Powell retreated from further planned interest rate hikes in the months ahead, creating downside pressure for rates, and reinvigorating risk assets across the globe. Additionally, the Federal Open Markets Committee’s decision to end balance sheet normalization toward the end of 2019 accelerated the downward move in rates, further buoying markets. The apparent retreat allowed other central bankers around the globe to abandon rate hike plans, though most cited weakening global growth as their rationale. Meanwhile, general underlying economic fundamentals did not materially deteriorate. The combination of accommodative central banks and more stable economic data resulted in one of the strongest quarters for risk assets on record. As is often the case, short-term market reactions moved far beyond what fundamentals dictate. We believe this time is no different, with rates having first moved too high too quickly, and then falling too far too fast. Similar comments could be made with respect to equity and credit markets.
Core to our approach is the consistent application of our investment philosophy, which compels taking incremental risk only when we believe that risk offers proper compensation. Over the last six months, this meant taking advantage of higher rates near the beginning of the period by increasing duration in our core funds as U.S. Treasury rates rose. In Limited Term Income Fund, we moved from 2.94 years at the start of the period to approximately 3.2 years in mid-November as the U.S. Treasury 10-year rate went from 3.06% to 3.25%. As Treasury rates then fell we reduced duration to near 2.6 years at the end of the period. Our Thornburg U.S. Government Fund followed the same path. As noted, we believe the market may have rallied a bit too far, so we’ve moved duration back toward the lower end of our range rather than in the middle as it had been in recent times.
Outside of general market consensus, we remain positioned more for future rate hikes as opposed to future rate cuts, and portfolios remain defensive overall. We believe further volatility is likely, with market swings particularly asymmetric for high quality, longer duration assets. If the economic environment remains stable or improves, we believe the Fed will once again turn a bit more hawkish and rates will have room to rise while credit doesn’t have much room to compress. In the event the environment worsens, credit has lots of room to move wider while rates are already subdued. Generally, taking potential volatility out of portfolios in both credit and rates makes sense while the cost of doing so is currently minimal.
The market is not without opportunity, however. We still believe there is value to be had investing in consumer balance sheets. We see value in senior tranches of non-agency mortgage-backed securities (MBS). Essentially, we continue to favor secured consumer loans (i.e. secured by houses). In our view, our place in the capital structure reduces our credit risk. It also lowers the underlying borrowers’ incentives and ability to refinance, lessening prepayment activity. Other consumer related securities interest us as well. Refinanced student loans serve as an example; the student loan pools that interest us represent borrowers that have graduated from top graduate programs, often from medical or law programs, occupations that exhibit lower volatility during downturns. These borrowers have been making payments on

4  |  Semi-Annual Reports

Letter to Shareholders, Continued
March 31, 2019 (Unaudited)
prior student loans for several years before refinancing and on average earn $150,000-$200,000 per year. These young adults are employable and have sufficient income to service debt, representing a less risky proposition in a market that has recently shown fragility.
In general, we remain short and defensive, believing we’ll see more attractive buying opportunities down the road.
Thank you for your continued trust and investing alongside us.
Sincerely,

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director	Lon R. Erickson, cfa Portfolio Manager Managing Director

Jeff Klingelhofer, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Reports  |  5

Performance Summary
March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 11/16/87)
Without sales charge	2.69%	0.68%	1.08%	1.62%	4.64%
With sales charge	1.11%	0.18%	0.78%	1.46%	4.59%
Class C Shares (Incep: 9/1/94)
Without sales charge	2.41%	0.38%	0.78%	1.32%	3.53%
With sales charge	1.91%	0.38%	0.78%	1.32%	3.53%
Class I Shares (Incep: 7/5/96)	2.97%	1.00%	1.39%	1.94%	4.01%
Class R3 Shares (Incep: 7/1/03)	2.59%	0.62%	1.01%	1.54%	2.27%
Class R4 Shares (Incep: 2/1/14)	2.59%	0.61%	1.02%	-	0.96%
Class R5 Shares (Incep: 5/1/12)	2.92%	0.96%	1.36%	-	1.07%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 10/1/92)
Without sales charge	3.55%	2.20%	2.13%	4.47%	4.81%
With sales charge	2.01%	1.69%	1.83%	4.31%	4.75%
Class C Shares (Incep: 9/1/94)
Without sales charge	3.34%	1.98%	1.91%	4.23%	4.49%
With sales charge	2.84%	1.98%	1.91%	4.23%	4.49%
Class I Shares (Incep: 7/5/96)	3.79%	2.55%	2.48%	4.83%	5.00%
Class R3 Shares (Incep: 7/1/03)	3.38%	2.06%	2.00%	4.37%	3.54%
Class R4 Shares (Incep: 2/1/14)	3.31%	2.05%	2.00%	-	2.00%
Class R5 Shares (Incep: 5/1/12)	3.74%	2.40%	2.35%	-	2.60%
Class R6 Shares (Incep: 4/10/17)	3.95%	-	-	-	2.90%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5, and Class R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: Limited Term U.S. Government Fund A shares, 0.91%; C shares, 1.23%; I shares, 0.60%; R3 shares, 1.45%; R4 shares, 1.75%; R5 shares, 1.94%; Limited Term Income Fund A shares, 0.84%; C shares, 1.05%; I shares, 0.51%; R3 shares, 1.09%; R4 shares, 1.45%; R5 shares, 0.69%; R6 shares, 0.57%; and Low Duration Income Fund A shares, 1.82%; I shares, 1.09%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. Low Duration Income Fund A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield for Low Duration Income Fund A shares would have been 1.48%, and the SEC yield would have been 1.04%.
6   |  Semi-Annual Reports

Performance Summary, Continued
March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
LOW DURATION INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/30/13)
Without sales charge	2.89%	1.61%	1.35%	-	1.41%
With sales charge	1.33%	1.10%	1.04%	-	1.12%
Class I Shares (Incep: 12/30/13)	3.01%	1.78%	1.52%	-	1.59%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LOW DURATION INCOME FUND	FINAL VALUE
30-DAY YIELDS, A SHARES (with sales charge)
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
Annualized Distribution Yield	1.78%
SEC Yield	1.78%
THORNBURG LIMITED TERM INCOME FUND
Annualized Distribution Yield	2.44%
SEC Yield	2.43%
THORNBURG LOW DURATION INCOME FUND
Annualized Distribution Yield	2.25%
SEC Yield	1.93%

Glossary
The Bloomberg Barclays Intermediate Government Bond Index is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg Barclays Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg Barclays U.S. 1-3 Yr Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Credit risk is the probable risk of loss resulting from a borrower’s failure to repay a loan or meet contractual obligations.
Interest rate risk is the risk that an investment’s value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve, or in any other interest rate relationship.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.

Semi-Annual Reports  |  7

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	142
Effective Duration	2.6 Yrs
Average Maturity	3.4 Yrs
TYPES OF HOLDINGS
PORTFOLIO LADDER
11%	5%	8%	19%	27%	10%	7%	4%	5%	3%	1%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
8   |  Semi-Annual Reports

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 11.6%
	United States Treasury Notes Inflationary Index, 0.125% due 7/15/2022 - 1/15/2023	$ 8,198,650	$ 8,136,647
	United States Treasury Notes,
	1.375% due 10/31/2020	1,480,000	1,457,719
	1.625% due 12/31/2019 - 6/30/2020	11,500,000	11,416,573
	1.875% due 1/31/2022	2,600,000	2,573,533
	2.00% due 7/31/2022	3,100,000	3,076,774
	Total U.S. Treasury Securities (Cost $26,609,009)		26,661,246
	U.S. Government Agencies — 16.1%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	757,542	736,484
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), Series 2015 2.291% due 6/30/2027	2,248,130	2,224,668
	Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	432,190	427,298
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	762,837	743,525
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	2,090,000	2,048,698
[a]	2.46% due 12/15/2025	1,750,000	1,742,065
[a,b]	3.137% (LIBOR 3 Month + 0.35%) due 4/15/2025	2,187,500	2,194,674
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	1.87% due 1/15/2026	1,871,579	1,819,859
[a]	2.06% due 1/15/2026	2,450,000	2,406,697
[a]	2.512% due 1/15/2026	3,692,500	3,670,854
	Small Business Administration Participation Certificates,
	Series 2001-20D Class 1, 6.35% due 4/1/2021	191,542	196,935
	Series 2001-20F Class 1, 6.44% due 6/1/2021	190,076	194,556
	Series 2002-20A Class 1, 6.14% due 1/1/2022	116,187	119,242
	Series 2002-20K Class 1, 5.08% due 11/1/2022	135,512	138,650
	Series 2005-20H Class 1, 5.11% due 8/1/2025	124,452	128,472
	Series 2007-20D Class 1, 5.32% due 4/1/2027	334,901	356,161
	Series 2007-20F Class 1, 5.71% due 6/1/2027	189,137	197,907
	Series 2007-20I Class 1, 5.56% due 9/1/2027	618,588	645,165
	Series 2007-20K Class 1, 5.51% due 11/1/2027	383,194	407,060
	Series 2008-20G Class 1, 5.87% due 7/1/2028	1,069,227	1,139,559
	Series 2015-20G Class 1, 2.88% due 7/1/2035	1,901,265	1,946,210
	Series 2015-20I Class 1, 2.82% due 9/1/2035	2,027,308	2,058,119
	Small Business Administration,
	Series 2011-20G Class 1, 3.74% due 7/1/2031	1,487,668	1,550,430
	Series 2011-20K Class 1, 2.87% due 11/1/2031	1,780,667	1,771,115
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	2,604,167	2,572,406
	Union 13 Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.87% due 6/28/2024	1,401,201	1,370,253
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 3.04% (LIBOR 3 Month + 0.43%) due 6/26/2024	4,373,660	4,377,326
	Total U.S. Government Agencies (Cost $37,357,917)		37,184,388
	Mortgage Backed — 59.4%
	Federal Home Loan Mtg Corp. Whole Loan Securities Trust CMO, Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	2,350,730	2,292,257
	Federal Home Loan Mtg Corp.,
	Pool AK6768, 3.00% due 3/1/2027	1,364,388	1,377,526
	Pool B14155, 3.50% due 5/1/2019	3,176	3,174
	Pool D98887, 3.50% due 1/1/2032	880,509	904,773
	Pool G12079, 4.50% due 4/1/2019	4	4
	Pool G13804, 5.00% due 3/1/2025	244,524	254,485
	Pool G15227, 3.50% due 12/1/2029	2,254,718	2,320,227
	Pool G18435, 2.50% due 5/1/2027	1,613,476	1,614,272
	Pool J11371, 4.50% due 12/1/2024	255,833	264,363
	Pool J13583, 3.50% due 11/1/2025	462,744	473,586
	Pool J14888, 3.50% due 4/1/2026	495,398	507,074
	Pool T61943, 3.50% due 8/1/2045	700,671	707,309
	Pool T65457 3.00% due 1/1/2048	3,231,768	3,199,705
	Federal Home Loan Mtg Corp., CMO,
	Series 1351 Class TE, 7.00% due 8/15/2022	60,171	62,519
	Series 3291 Class BY, 4.50% due 3/15/2022	148,160	149,759
	Series 3640 Class EL, 4.00% due 3/15/2020	73,159	73,398
Semi-Annual Reports  |  9

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Series 3704 Class DC, 4.00% due 11/15/2036	$ 325,021	$ 331,651
	Series 3867 Class VA, 4.50% due 3/15/2024	1,304,630	1,360,425
	Series 3922 Class PQ, 2.00% due 4/15/2041	624,719	616,358
	Series 4050 Class MV, 3.50% due 8/15/2023	1,539,578	1,564,878
	Series 4097 Class TE, 1.75% due 5/15/2039	1,155,604	1,115,789
[b]	Series 4105 Class FG, 2.884% (LIBOR 1 Month + 0.40%) due 9/15/2042	1,463,227	1,457,108
	Series 4120 Class TC, 1.50% due 10/15/2027	1,591,082	1,530,328
	Series 4120 Class UE, 2.00% due 10/15/2027	1,691,309	1,649,614
	Series K018 Class A1, 1.781% due 10/25/2020	470,506	466,952
	Series K035 Class A1, 2.615% due 3/25/2023	1,894,207	1,892,176
	Series K037 Class A1, 2.592% due 4/25/2023	1,137,677	1,137,067
	Series K038 Class A1, 2.604% due 10/25/2023	3,631,209	3,632,879
	Series K042 Class A1, 2.267% due 6/25/2024	2,850,080	2,824,037
	Series K716 Class A1, 2.413% due 1/25/2021	728,425	725,512
[b]	Series KF15 Class A, 3.16% (LIBOR 1 Month + 0.67%) due 2/25/2023	1,029,882	1,030,489
[b]	Series KLH1 Class A, 3.19% (LIBOR 1 Month + 0.70%) due 11/25/2022	1,108,197	1,109,715
[c]	Series KP02 Class A2, 2.355% due 4/25/2021	892,414	893,091
	Series KS03 Class A2, 2.79% due 6/25/2022	2,500,000	2,506,917
[b]	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series KLH3 Class A, 3.19% (LIBOR 1 Month + 0.70%) due 11/25/2022	2,366,399	2,365,723
	Federal Home Loan Mtg Corp., REMIC, Series 4072 Class VA, 3.50% due 10/15/2023	1,364,190	1,387,307
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
[d]	Series 2017-3 Class HA, 2.75% due 7/25/2056	2,136,257	2,172,647
[d]	Series 2017-4 Class HT, 2.75% due 6/25/2057	1,200,355	1,194,871
[d]	Series 2018-1 Class HA, 2.50% due 5/25/2057	2,689,490	2,681,678
[c]	Series 2018-2 Class HA, 3.00% due 11/25/2057	1,587,200	1,601,864
	Series 2018-3 Class HA,
	3.00% due 8/25/2057	1,864,171	1,871,076
	3.50% due 8/25/2057	587,236	591,607
	Series 2018-4 Class HA, 3.00% due 3/25/2058	1,932,492	1,914,312
	Series 2019-1 Class MA, 3.50% due 7/25/2058	2,980,967	3,025,496
	Federal Home Loan Mtg Corp., Whole Loan Securities,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	1,433,950	1,434,538
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	1,575,581	1,589,686
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	1,271,596	1,280,055
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	692,643	693,329
	Federal National Mtg Assoc.,
	1.875% due 12/28/2020	2,000,000	1,983,519
	Pool 252648, 6.50% due 5/1/2022	10,069	10,494
	Pool 342947, 7.25% due 4/1/2024	21,368	22,571
[b]	Pool 895572, 4.555% (LIBOR 12 Month + 1.82%) due 6/1/2036	197,372	207,553
	Pool 930986, 4.50% due 4/1/2019	888	887
	Pool AA2870, 4.00% due 3/1/2024	253,333	260,830
	Pool AB7997, 2.50% due 2/1/2023	361,809	362,802
	Pool AB8447, 2.50% due 2/1/2028	1,421,323	1,421,248
	Pool AD8191, 4.00% due 9/1/2025	435,506	448,394
	Pool AE0704, 4.00% due 1/1/2026	1,707,061	1,758,476
	Pool AH3487, 3.50% due 2/1/2026	1,997,067	2,042,019
	Pool AJ1752, 3.50% due 9/1/2026	1,375,308	1,407,669
	Pool AK6518, 3.00% due 3/1/2027	1,050,220	1,059,349
	Pool AL9821, 2.50% due 1/1/2032	4,775,021	4,753,878
	Pool AS9749, 4.00% due 6/1/2047	2,244,404	2,325,104
	Pool AU2669, 2.50% due 10/1/2028	1,393,237	1,391,858
	Pool BF0130 3.50% due 8/1/2056	666,009	674,580
	Pool BF0144 3.50% due 10/1/2056	895,357	908,279
	Pool BM4864 3.50% due 5/1/2033	2,347,986	2,412,577
	Pool BM5490 3.50% due 11/1/2031	2,965,106	3,040,187
	Pool MA0071, 4.50% due 5/1/2019	1,178	1,177
	Pool MA0125, 4.50% due 7/1/2019	2,888	2,887
	Pool MA0380, 4.00% due 4/1/2020	34,820	34,971
	Pool MA1582, 3.50% due 9/1/2043	3,672,607	3,743,974
	Pool MA1585, 2.00% due 9/1/2023	1,074,741	1,071,560
	Pool MA2322, 2.50% due 7/1/2025	1,031,191	1,036,937
	Pool MA2353, 3.00% due 8/1/2035	2,100,066	2,124,660
10   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Pool MA2480, 4.00% due 12/1/2035	$ 2,029,574	$ 2,110,794
	Pool MA2499, 2.50% due 1/1/2026	1,756,699	1,763,194
	Pool MA3465 4.00% due 9/1/2038	2,381,818	2,468,947
	Pool MA3557, 4.00% due 1/1/2029	2,862,963	2,956,631
	Federal National Mtg Assoc., CMO,
	Series 1993-32 Class H, 6.00% due 3/25/2023	7,799	8,100
[c]	Series 2009-17 Class AH, 0.642% due 3/25/2039	350,921	290,729
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	15,394	15,493
	Series 2009-70 Class NK, 4.50% due 8/25/2019	30	30
	Series 2009-78 Class A, 4.50% due 8/25/2019	74	74
	Series 2011-45 Class VA, 4.00% due 3/25/2024	1,281,938	1,283,109
	Series 2011-63 Class MV, 3.50% due 7/25/2024	694,503	694,402
	Series 2011-70 Class CA, 3.00% due 8/25/2026	3,228,635	3,156,799
	Series 2012-20 Class VT, 3.50% due 3/25/2025	2,546,576	2,579,044
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,688,897	1,730,055
[b]	Series 2013-81 Class FW, 2.786% (LIBOR 1 Month + 0.30%) due 1/25/2043	2,427,042	2,405,365
[b]	Series 2013-92 Class FA, 3.036% (LIBOR 1 Month + 0.55%) due 9/25/2043	1,716,755	1,722,380
[b]	Series 2015-SB5 Class A10, 3.15% (LIBOR 1 Month + 3.15%) due 9/25/2035	1,569,986	1,566,105
[b]	Series 2018-SB47 Class A5H, 2.92% (LIBOR 1 Month + 2.92%) due 1/25/2038	1,469,126	1,475,690
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	998,749	994,217
	Government National Mtg Assoc.,
	Pool 3550, 5.00% due 5/20/2019	1,638	1,637
[c]	Pool 721652, 5.05% due 5/20/2061	108,488	109,102
[c]	Pool 751388, 5.305% due 1/20/2061	1,003,489	1,014,607
[c]	Pool 751392, 5.00% due 2/20/2061	4,194,720	4,356,788
[b]	Pool 894205, 3.75% (H15T1Y + 1.50%) due 8/20/2039	336,488	345,616
[b]	Pool MA0100, 3.625% (H15T1Y + 1.50%) due 5/20/2042	664,466	681,638
	Pool MA0907, 2.00% due 4/20/2028	1,898,397	1,853,722
	Government National Mtg Assoc., CMO,
	Series 2010-160 Class VY, 4.50% due 1/20/2022	301,133	307,314
	Series 2017-186 3.00% due 2/20/2031	2,789,873	2,801,002
	Total Mortgage Backed (Cost $137,711,403)		137,054,630
	Corporate Bonds — 1.5%
	Telecommunication Services — 1.5%
	Wireless Telecommunication Services — 1.5%
	Sprint Communications, Inc., 9.25% due 4/15/2022	3,000,000	3,495,000
			3,495,000
	Total Corporate Bonds (Cost $3,519,036)		3,495,000
	Short-Term Investments — 10.5%
	Bank of New York Tri-Party Repurchase Agreement 2.52% dated 3/29/2019 due 4/1/2019, repurchase price $11,002,316 collateralized by 20 U.S. Government debt securities, having an average coupon of 4.46%, a minimum credit rating of BBB-, maturity dates from 2/25/2027 to 5/20/2048, and having an aggregate market value of $11,199,715 at 3/31/2019	11,000,000	11,000,000
	Federal Home Loan Bank Discount Notes,2.25% due 4/1/2019	10,000,000	10,000,000
	United States Treasury Bill,2.16% due 4/2/2019	3,123,000	3,122,817
	Total Short-Term Investments (Cost $24,122,816)		24,122,817
	Total Investments — 99.1% (Cost $229,320,181)		$228,518,081
	Other Assets Less Liabilities — 0.9%		2,052,358
	Net Assets — 100.0%		$230,570,439

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
c	Variable rate coupon, rate shown as of March 31, 2019.
d	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2019.
Semi-Annual Reports  |  11

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  March 31, 2019 (Unaudited)
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
12   |  Semi-Annual Reports

Fund Summary
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	614
Effective Duration	2.6 Yrs
Average Maturity	3.4 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER
11%	13%	16%	12%	12%	10%	9%	5%	3%	5%	3%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Reports  |  13

Schedule of Investments
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 8.0%
	United States Treasury Notes Inflationary Index,
	0.125% due 4/15/2020	$ 17,796,538	$ 17,710,754
	0.25% due 1/15/2025	5,844,685	5,780,713
	0.375% due 7/15/2027	45,993,618	45,624,234
	United States Treasury Notes,
	1.375% due 5/31/2020 - 8/31/2020	36,075,000	35,638,815
	1.50% due 5/15/2020	30,000,000	29,708,556
	1.625% due 12/31/2019 - 2/15/2026	107,200,000	104,520,087
	2.00% due 11/15/2026	51,855,000	50,592,652
	2.25% due 11/15/2025 - 11/15/2027	78,390,000	77,679,839
	2.50% due 5/31/2020	7,000,000	7,008,941
	2.75% due 2/15/2028	7,254,000	7,460,852
	2.875% due 5/15/2028	35,017,000	36,374,182
	Total U.S. Treasury Securities (Cost $408,006,898)		418,099,625
	U.S. Government Agencies — 1.2%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	7,836,643	7,618,799
	Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	365,699	361,560
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	5,830,604	5,682,993
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	4,160,000	4,077,792
[a]	2.46% due 12/15/2025	5,250,000	5,226,195
[a,b]	3.137% (LIBOR 3 Month + 0.35%) due 4/15/2025	6,475,000	6,496,236
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	1.87% due 1/15/2026	5,025,263	4,886,393
[a]	2.06% due 1/15/2026	1,050,000	1,031,441
[a]	2.512% due 1/15/2026	4,550,000	4,523,328
	Small Business Administration,
	Series 2011-20G Class 1, 3.74% due 7/1/2031	5,950,671	6,201,719
	Series 2011-20K Class 1, 2.87% due 11/1/2031	6,931,244	6,894,067
[c,d,e]	U.S. Department of Transportation, 6.001% due 12/7/2031	3,000,000	3,236,250
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 3.04% (LIBOR 3 Month + 0.43%) due 6/26/2024	5,452,418	5,456,988
	Total U.S. Government Agencies (Cost $62,676,890)		61,693,761
	Other Government — 0.9%
[a,f]	Bermuda Government International Bond, 4.75% due 2/15/2029	8,000,000	8,469,720
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[a,f]	2.004% due 9/18/2024	5,615,154	5,517,141
[a,f]	2.581% due 11/11/2024	8,079,077	8,068,037
[a,f]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	3,954,846	3,801,793
[a]	North American Development Bank, 4.375% due 2/11/2020	15,500,000	15,716,962
[a,b,f]	Seven & Seven Ltd. (Guaranty: Export-Import Bank of Korea), 3.683% (LIBOR 6 Month + 1.00%) due 9/11/2019	3,418,500	3,422,524
	Total Other Government (Cost $44,787,626)		44,996,177
	Mortgage Backed — 9.1%
	Federal Home Loan Mtg Corp. CMO REMIC, Series 3195 Class PD, 6.50% due 7/15/2036	615,807	683,039
	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO,
[g,h]	Series K008 Class X1, 1.511% due 6/25/2020	30,060,517	413,541
[g,h]	Series K710 Class X1, 1.85% due 5/25/2019	18,617,379	48,352
	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates,
[h]	Series K031 Class A2, 3.30% due 4/25/2023	9,203,000	9,449,592
	Series K039 Class A1, 2.683% due 12/25/2023	4,418,987	4,424,420
[h]	Series K719 Class A2, 2.731% due 6/25/2022	6,355,000	6,372,689
	Series K722 Class A2, 2.406% due 3/25/2023	4,800,000	4,768,489
	Series K725 Class A1, 2.666% due 5/25/2023	7,380,473	7,386,466
	Federal Home Loan Mtg Corp. Whole Loan Securities Trust CMO, Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	48,788,332	47,574,756
	Federal Home Loan Mtg Corp.,
	Pool D98887, 3.50% due 1/1/2032	2,947,499	3,028,724
	Pool J17504, 3.00% due 12/1/2026	1,148,191	1,159,227
	Pool T65457 3.00% due 1/1/2048	29,016,662	28,728,779
14   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Federal Home Loan Mtg Corp., CMO,
	Series 2682 Class JG, 4.50% due 10/15/2023	$ 315,886	$ 323,839
	Series 3291 Class BY, 4.50% due 3/15/2022	197,546	199,679
	Series 3504 Class PC, 4.00% due 1/15/2039	23,114	23,271
	Series 3838 Class GV, 4.00% due 3/15/2024	5,451,382	5,600,921
	Series 3919 Class VB, 4.00% due 8/15/2024	2,884,982	2,988,285
	Series 3922 Class PQ, 2.00% due 4/15/2041	937,079	924,538
	Series 4050 Class MV, 3.50% due 8/15/2023	1,759,015	1,787,921
	Series 4079 Class WV, 3.50% due 3/15/2027	2,302,415	2,352,859
	Series 4097 Class TE, 1.75% due 5/15/2039	3,466,813	3,347,368
	Series 4120 Class TC, 1.50% due 10/15/2027	2,066,033	1,987,145
	Series K038 Class A1, 2.604% due 10/25/2023	8,518,212	8,522,130
	Series K716 Class A1, 2.413% due 1/25/2021	2,239,907	2,230,950
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Series K030 Class A1, 2.779% due 9/25/2022	2,763,275	2,768,205
	Series K710 Class A2, 1.883% due 5/25/2019	3,184,697	3,175,994
	Series K717 Class A2, 2.991% due 9/25/2021	4,700,000	4,735,704
[b]	Series KLH3 Class A, 3.19% (LIBOR 1 Month + 0.70%) due 11/25/2022	13,902,596	13,898,620
	Federal Home Loan Mtg Corp., REMIC, Series 4072 Class VA, 3.50% due 10/15/2023	1,372,749	1,396,012
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
[e]	Series 2017-3 Class HA, 2.75% due 7/25/2056	17,827,489	18,131,174
[e]	Series 2017-4 Class HT, 2.75% due 6/25/2057	15,398,838	15,328,494
[e]	Series 2018-1 Class HA, 2.50% due 5/25/2057	10,690,724	10,659,668
[h]	Series 2018-2 Class HA, 3.00% due 11/25/2057	25,395,205	25,629,819
	Series 2018-3 Class HA, 3.00% due 8/25/2057	26,844,057	26,943,491
	Series 2018-4 Class HA, 3.00% due 3/25/2058	21,856,481	21,650,869
	Series 2019-1 Class MA, 3.50% due 7/25/2058	20,648,164	20,956,605
	Federal Home Loan Mtg Corp., Whole Loan Securities,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	6,039,727	6,093,795
	Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	5,294,723	5,299,970
	Federal National Mtg Assoc. CMO REMIC,
	Series 2005-48 Class AR, 5.50% due 2/25/2035	34,882	35,073
	Series 2007-42 Class PA, 5.50% due 4/25/2037	144,704	149,397
	Series 2012-129 Class LA, 3.50% due 12/25/2042	6,524,892	6,673,512
	Federal National Mtg Assoc.,
	Pool 469616, 3.50% due 11/1/2021	3,583,716	3,664,657
	Pool 897936, 5.50% due 8/1/2021	138,794	141,767
	Pool AB7997, 2.50% due 2/1/2023	1,969,766	1,975,172
	Pool AE0160, 4.416% due 6/1/2020	4,485,914	4,532,594
	Pool AE0704, 4.00% due 1/1/2026	4,440,028	4,573,756
	Pool AK6518, 3.00% due 3/1/2027	1,464,924	1,477,656
	Pool AL9612, 3.50% due 11/1/2043	7,136,095	7,290,376
	Pool AS9733, 4.00% due 6/1/2047	28,466,268	29,845,629
	Pool AS9749, 4.00% due 6/1/2047	19,054,233	19,739,347
	Pool BM5490 3.50% due 11/1/2031	9,784,851	10,032,618
	Pool MA1278, 2.50% due 12/1/2022	2,784,658	2,791,082
	Pool MA1585, 2.00% due 9/1/2023	4,070,581	4,058,534
	Pool MA2815, 3.00% due 11/1/2026	2,783,812	2,822,797
	Pool MA3465 4.00% due 9/1/2038	21,360,140	22,141,515
	Federal National Mtg Assoc., CMO,
[h]	Series 2009-17 Class AH, 0.642% due 3/25/2039	584,868	484,548
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	25,657	25,822
	Series 2009-70 Class NK, 4.50% due 8/25/2019	75	74
	Series 2012-36 Class CV, 4.00% due 6/25/2023	1,540,696	1,578,243
[b]	Series 2013-81 Class FW, 2.786% (LIBOR 1 Month + 0.30%) due 1/25/2043	8,818,580	8,739,819
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,977,484	17,895,900
	Government National Mtg Assoc. CMO, Series 2009-68 Class DP, 4.50% due 11/16/2038	192,451	197,269
	Government National Mtg Assoc.,
[h]	Pool 721652, 5.05% due 5/20/2061	158,170	159,066
[h]	Pool 731491, 5.193% due 12/20/2060	877,226	893,858
[h]	Pool 751388, 5.305% due 1/20/2061	1,576,912	1,594,383
	Pool 783299, 4.50% due 2/15/2022	39,477	39,617
[b]	Pool MA0100, 3.625% (H15T1Y + 1.50%) due 5/20/2042	671,178	688,523
Semi-Annual Reports  |  15

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Total Mortgage Backed (Cost $473,142,215)		475,238,004
	Asset Backed Securities — 19.5%
	Advance Receivables — 0.4%
[f]	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	$ 11,350,000	$ 11,314,507
[f]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2018-T1 3.62% due 10/17/2050	9,507,000	9,569,499
			20,884,006
	Asset-Backed - Finance & Insurance — 0.4%
[f]	Sierra Timeshare Receivables Funding, LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	4,900,000	4,922,043
[f]	Sofi Consumer Loan Program Trust Series 2018-1 Class A2, 3.14% due 2/25/2027	450,000	450,175
[f]	Upstart Securitization Trust, Series 2019-1 Class B, 4.19% due 4/20/2026	14,850,000	14,900,749
			20,272,967
	Auto Receivables — 1.6%
	American Credit Acceptance Receivables Trust,
[f]	Series 2016-4 Class C, 2.91% due 2/13/2023	1,353,366	1,351,555
[f]	Series 2018-3 Class B, 3.49% due 6/13/2022	3,815,000	3,824,517
[f]	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	6,000,000	5,969,828
[f]	Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	2,148,915	2,146,143
[f]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	1,839,939	1,834,973
[f]	CPS Auto Receivables Trust, Series 2019-1 Class B, 3.58% due 12/16/2024	11,800,000	11,861,137
[f]	Enterprise Fleet Financing, LLC, Series 2017-1 Class A2, 2.13% due 7/20/2022	2,554,961	2,546,422
[f]	Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	4,306,857	4,303,184
	GLS Auto Receivables Trust,
[f]	Series 2018-2A Class A, 3.25% due 4/18/2022	4,974,640	4,978,116
[f]	Series 2018-3A 3.35% due 8/15/2022	7,145,371	7,157,156
[f]	Series 2019-1A Class A, 3.37% due 1/17/2023	13,838,615	13,860,157
	Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	6,489,795	6,476,882
[b,f]	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1, 3.593% (LIBOR 1 Month + 1.10%) due 4/10/2030	5,074,253	5,075,828
[a,b,f]	OSCAR US Funding Trust VII, LLC, Series 2017-2A Class A2B, 3.143% (LIBOR 1 Month + 0.65%) due 11/10/2020	1,474,599	1,475,126
[f]	OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	3,927,870	3,925,614
[f]	Tesla Auto Lease Trust, Series B, 3.71% due 8/20/2021	6,316,975	6,384,802
[f]	Veros Automobile Receivables Trust, Series 2017-1 Class A, 2.84% due 4/17/2023	1,615,579	1,612,413
			84,783,853
	Commercial MTG Trust — 2.0%
[f]	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	4,401,731	4,423,250
[b,f]	Bayview Commercial Asset Trust, Series 2004-3 Class A2, 3.116% (LIBOR 1 Month + 0.63%) due 1/25/2035	1,730,301	1,715,069
[h]	CHL Mortgage Pass-Through Trust CMO, Series 2004-HYB2 Class 1A, 5.116% due 7/20/2034	56,653	57,646
[h]	Citigroup Mortgage Loan Trust, Inc. CMO, Series 2004-HYB2 Class B1, 4.896% due 3/25/2034	113,001	95,092
[i]	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	11,828,955	11,727,972
[f,h]	Credit Suisse Mortgage Trust, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	13,837,846	13,817,272
[b,f]	DBUBS Mortgage Trust, CMO, Series 2011-LC2A Class A1FL, 3.842% (LIBOR 1 Month + 1.35%) due 7/12/2044	1,975,819	1,987,858
[f]	FDIC Trust CMO, Series 2013-R1 Class A, 1.15% due 3/25/2033	1,031,084	1,015,182
[f,h]	GAHR Commercial Mortgage Trust, Series 2015-NRF Class BFX, 3.382% due 12/15/2034	25,010,000	24,905,831
[f,h]	Galton Funding Mortgage Trust CMO, Series 2018-1 Class A43, 3.50% due 11/25/2057	3,538,454	3,534,758
[f,h]	Mello Mortgage Capital Acceptance, Series 2018-MTG1 Class A3, 3.50% due 5/25/2048	12,430,562	12,440,083
	RAMP Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	989,877	1,012,420
[e]	Seasoned Credit Risk Transfer Trust Series CMO, Series 2017-1 Class HA, 2.75% due 1/25/2056	10,045,064	9,993,913
[f,h]	Shellpoint Asset Funding Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	5,006,052	5,100,615
[h]	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs CMO, Series 2003-9A Class 2A2, 4.533% due 3/25/2033	985,702	989,616
[f,h]	Wells Fargo Commercial Mortgage Trust, Series 2013-120B Class A, 2.71% due 3/18/2028	15,000,000	14,956,920
			107,773,497
	Commercial Services — 0.3%
[a,b,f]	Korea Expressway Corp., 3.461% (LIBOR 3 Month + 0.70%) due 4/20/2020	15,000,000	15,027,750
			15,027,750
	Other Asset Backed — 9.0%
	Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	6,923,929	6,829,884
16   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Avant Loans Funding Trust,
[f]	Series 2018-A Class A, 3.09% due 6/15/2021	$ 4,642,825	$ 4,639,263
[f]	Series 2019-A Class A, 3.48% due 7/15/2022	13,950,000	13,949,118
[f]	AXIS Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89% due 7/20/2022	5,250,000	5,271,915
[f,h]	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	3,451,300	3,419,818
[f]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	3,352,469	3,355,874
[f]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	3,698,086	3,675,413
[f,h]	CIM Trust, Series 18-INV1 4.00% due 8/25/2048	8,320,277	8,435,264
	Consumer Loan Underlying Bond Credit Trust,
[f]	Series 2017-P1 Class A, 2.42% due 9/15/2023	655,850	655,468
[f]	Series 2018-P2 Class A, 3.47% due 10/15/2025	6,366,414	6,376,723
[f]	Series A, 3.82% due 1/15/2026	6,612,749	6,649,009
[f]	Credit Suisse ABS Trust, Series 2018-LD1 Class A, 3.42% due 7/25/2024	3,015,644	3,015,430
	Dell Equipment Finance Trust,
[f]	Series 2017-2 Class A2A, 1.97% due 2/24/2020	1,412,238	1,410,142
[f]	Series 2018-1 Class A2A, 2.97% due 10/22/2020	6,622,306	6,631,134
[f]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70% due 1/21/2031	11,302,633	11,479,951
[a,f]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	4,556,666	4,583,221
[f]	Engs Commercial Finance Trust, Series 2018-1A Class A1, 2.97% due 2/22/2021	4,456,735	4,454,954
	Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	9,976,554	9,896,547
	Foundation Finance Trust,
[f]	Series 2017-1A Class A, 3.30% due 7/15/2033	4,490,773	4,479,858
[f]	Series 2019-1A Class A, 3.86% due 11/15/2034	14,650,000	14,647,731
[a,f]	Global SC Finance IV Ltd., Series 2017-1A Class A, 3.85% due 4/15/2037	6,944,313	6,992,710
	HERO Funding Trust,
[f]	Series 2015-1A Class A, 3.84% due 9/21/2040	8,023,527	8,453,973
[f]	Series 2017-2A Class A1, 3.28% due 9/20/2048	1,500,515	1,480,693
	Homeward Opportunities Fund I Trust,
[f,h]	Series 2018-1 Class A1, 3.766% due 6/25/2048	8,131,370	8,214,645
[d,f,j]	Series 2019-1 Class A1, 3.454% due 1/25/2059	18,225,000	18,224,754
	Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2014-ELL Class A1, 1.66% due 2/1/2022	1,061,855	1,060,549
[f]	Marlette Funding Trust, Series 2017-2A Class A, 2.39% due 7/15/2024	233,376	233,321
	Nationstar HECM Loan Trust,
[f,h]	Series 2017-2A Class A1, 2.038% due 9/25/2027	3,191,712	3,160,752
[d,f,h]	Series 2018-1A Class A, 2.76% due 2/25/2028	5,043,422	5,033,336
[f,h]	Series 2018-2A Class A, 3.188% due 7/25/2028	3,910,648	3,916,905
[b,f]	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 3.684% (LIBOR 1 Month + 1.20%) due 12/15/2028	4,384,183	4,403,517
[b]	Navient Student Loan Trust, Series 2014-1 Class A3, 2.996% (LIBOR 1 Month + 0.51%) due 6/25/2031	9,079,617	9,011,573
[b,f]	Nelnet Student Loan Trust, Series 2013-1A Class A, 3.086% (LIBOR 1 Month + 0.60%) due 6/25/2041	6,170,152	6,116,149
[b,c,d]	Northwind Holdings, LLC, Series 2007-1A Class A1, 3.406% (LIBOR 3 Month + 0.78%) due 12/1/2037	1,093,750	1,072,969
	Ocwen Master Advance Receivables Trust,
[f]	Series 2018-T1 Class AT1, 3.301% due 8/15/2049	5,800,000	5,801,160
[f]	Series 2018-T2 Class AT2, 3.598% due 8/15/2050	3,000,000	3,016,680
[f]	OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	1,333,224	1,334,838
[f]	Oportun Funding VI, LLC, Series 2017-A Class A, 3.23% due 6/8/2023	5,500,000	5,494,893
[f]	Oportun Funding VII, LLC, Series 2017-B Class A, 3.22% due 10/10/2023	7,500,000	7,473,313
[b,f]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 3.036% (LIBOR 1 Month + 0.55%) due 5/25/2057	1,686,893	1,688,162
	PFS Financing Corp.,
[f]	Series 2016-BA Class A, 1.87% due 10/15/2021	5,610,000	5,579,250
[b,f]	Series 2017-BA Class A1, 3.084% (LIBOR 1 Month + 0.60%) due 7/15/2022	16,900,000	16,942,441
[f]	Series 2017-D Class A, 2.40% due 10/17/2022	10,000,000	9,936,808
[f]	Series 2018-B Class A, 2.89% due 2/15/2023	7,400,000	7,374,845
[f]	Prosper Marketplace Issuance Trust, Series 2017-3A Class A, 2.36% due 11/15/2023	568,472	567,930
[f]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	9,400,000	9,380,056
	SBA Tower Trust,
[f]	2.877% due 7/15/2046	9,500,000	9,412,963
[f]	3.156% due 10/10/2045	5,000,000	5,000,236
[e,f]	Series 2014-1A Class C, 2.898% due 10/15/2044	17,900,000	17,879,374
[d,f]	Scala Funding Co., LLC, Series 2016-1 3.91% due 2/15/2021	2,000,000	1,956,000
[f]	SCF Equipment Leasing, LLC, Series 2018-1A Class A2, 3.63% due 10/20/2024	8,250,117	8,254,375
Semi-Annual Reports  |  17

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Sierra Timeshare Receivables Funding, LLC,
[f]	Series 2015-1A Class A, 2.40% due 3/22/2032	$ 1,448,858	$ 1,437,292
[f]	Series 2015-2A Class A, 2.43% due 6/20/2032	1,023,641	1,015,542
[f]	Series 2015-3A Class A, 2.58% due 9/20/2032	2,827,099	2,812,252
[f]	SLM Private Education Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	455,647	456,033
[b]	SLM Student Loan Trust, Series 2013-6 Class A3, 3.136% (LIBOR 1 Month + 0.65%) due 6/25/2055	19,139,882	19,111,161
	Small Business Administration,
	Series 2001-20J Class 1, 5.76% due 10/1/2021	75,502	77,461
	Series 2008-20D Class 1, 5.37% due 4/1/2028	1,052,498	1,112,956
	Series 2009-20E Class 1, 4.43% due 5/1/2029	614,190	634,229
	Series 2009-20K Class 1, 4.09% due 11/1/2029	4,194,537	4,346,829
	Series 2011-20E Class 1, 3.79% due 5/1/2031	5,361,595	5,442,018
	Series 2011-20F Class 1, 3.67% due 6/1/2031	846,896	876,442
	Series 2011-20I Class 1, 2.85% due 9/1/2031	8,356,442	8,362,962
	Series 2012-20D Class 1, 2.67% due 4/1/2032	6,611,706	6,564,590
	Series 2012-20J Class 1, 2.18% due 10/1/2032	5,475,276	5,334,524
	Series 2012-20K Class 1, 2.09% due 11/1/2032	3,357,284	3,264,554
[b,f]	SMB Private Education Loan Trust, Series 2015-A Class A3, 3.984% (LIBOR 1 Month + 1.50%) due 2/17/2032	10,000,000	10,194,556
	Social Professional Loan Program, LLC,
[b,f]	Series 2014-A Class A1, 4.086% (LIBOR 1 Month + 1.60%) due 6/25/2025	443,851	444,698
[f]	Series 2014-B Class A2, 2.55% due 8/27/2029	283,634	280,826
[f]	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77% due 5/25/2026	1,764,421	1,761,483
[f]	SoFi Professional Loan Program, LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	6,000,000	5,936,531
[f]	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472% due 5/20/2046	8,790,251	8,913,675
[f]	Springleaf Funding Trust, Series 2015-AA Class A, 3.16% due 11/15/2024	1,631,236	1,631,298
[f]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	4,721,410	4,690,019
	Towd Point Mortgage Trust,
[f,h]	Series 2016-5 Class A1, 2.50% due 10/25/2056	9,102,865	8,894,092
[f,h]	Series 2017-1 Class A1, 2.75% due 10/25/2056	4,972,532	4,895,416
[f,h]	Series 2018-2 Class A1, 3.25% due 3/25/2058	10,859,613	10,816,663
[f,h]	Series 2018-3 Class A1, 3.75% due 5/25/2058	7,122,441	7,194,368
[f,h]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	13,818,189	13,936,627
[b,f]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 2.984% (LIBOR 1 Month + 0.50%) due 11/15/2022	3,350,000	3,358,061
[f]	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50% due 12/20/2028	4,405,127	4,410,300
			466,533,345
	Residential MTG Trust — 4.7%
	Angel Oak Mortgage Trust, LLC,
[f,h]	Series 2017-1 Class A2, 3.085% due 1/25/2047	1,598,558	1,584,302
[f,h]	Series 2017-3 Class A1, 2.708% due 11/25/2047	4,511,207	4,453,634
[f,h]	Series 2018-1 Class A1, 3.258% due 4/27/2048	6,862,964	6,877,441
[f,h]	Series 2018-2 Class A1, 3.674% due 7/27/2048	7,313,451	7,372,683
	Arroyo Mortgage Trust,
[f,h]	Series 2018-1 Class A1, 3.763% due 4/25/2048	13,383,485	13,665,791
[f,h]	Series 2019-1 Class A1, 3.805% due 1/25/2049	20,631,964	20,658,102
[f,h]	Citigroup Mortgage Loan Trust CMO, Series 2014-A Class A, 4.00% due 1/25/2035	1,781,703	1,816,521
[f,h]	Finance of America Structured Securities Trust, Series 2018-HB1 3.375% due 9/25/2028	10,340,959	10,336,822
[f,h]	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	9,934,283	9,815,585
	JPMorgan Mortgage Trust,
[f,h]	Series 2017-2 Class A6, 3.00% due 5/25/2047	16,998,616	16,797,330
[f,h]	Series 2017-6 Class A5, 3.50% due 12/25/2048	19,597,766	19,660,797
[h]	Merrill Lynch Mortgage Investors Trust CMO, Series 2004-A4 Class M1, 4.076% due 8/25/2034	394,031	362,763
	New Residential Mortgage Loan Trust CMO,
[f,h]	Series 2017-2A Class A3, 4.00% due 3/25/2057	8,377,300	8,565,921
[f,h]	Series 2017-3A Class A1, 4.00% due 4/25/2057	10,749,310	10,940,990
[f,h]	Series 2017-4A Class A1, 4.00% due 5/25/2057	13,490,999	13,790,752
[f,h]	Series 2018-NQM1 3.986% due 11/25/2048	20,057,559	20,562,421
	New Residential Mortgage Loan Trust,
[b,f]	Series 2017-5A Class A1, 3.986% (LIBOR 1 Month + 1.50%) due 6/25/2057	1,166,874	1,186,245
[f,h]	Series 2017-6A Class A1, 4.00% due 8/27/2057	4,763,533	4,840,138
[f,h]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	5,614,299	5,703,213
[f,h]	Series 2018-2A Class A1, 4.50% due 2/25/2058	12,273,255	12,634,770
[f,h]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	7,277,278	7,300,567
18   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Sequoia Mortgage Trust CMO,
[f,h]	Series 2017-4 Class A4, 3.50% due 7/25/2047	$ 3,695,705	$ 3,711,297
[f,h]	Series 2017-5 Class A4, 3.50% due 8/25/2047	9,041,795	9,049,133
	Verus Securitization Trust CMO,
[f,h]	Series 2017-2A Class A1, 2.485% due 7/25/2047	9,822,700	9,647,702
[f,h]	Series 2018-3 Class A1, 4.108% due 10/25/2058	11,640,610	11,812,811
[f,h]	Verus Securitization Trust, Series 2018-2 Class A1, 3.677% due 6/1/2058	11,306,138	11,419,997
			244,567,728
	Sovereign — 0.1%
[a,c]	Bermuda Government International Bond, 4.138% due 1/3/2023	4,000,000	4,060,000
			4,060,000
	Student Loan — 1.0%
[f]	Commonbond Student Loan Trust, Series 18-CGS 3.87% due 2/25/2046	10,576,396	10,784,844
[f]	Navient Private Education Refinance Loan Trust, Series 2018-CA Class A1, 3.01% due 6/16/2042	3,887,096	3,891,955
[b,f]	Navient Student Loan Trust, Series 2016-6A Class A2, 3.236% (LIBOR 1 Month + 0.75%) due 3/25/2066	13,016,137	13,079,010
[b,f]	Nelnet Student Loan Trust, Series 2016-A Class A1A, 4.236% (LIBOR 1 Month + 1.75%) due 12/26/2040	7,379,467	7,356,107
	SLM Student Loan Trust,
[b,f]	Series 2011-A Class A3, 4.984% (LIBOR 1 Month + 2.50%) due 1/15/2043	10,788,263	10,896,221
[b,f]	Series 2013-B Class A2B, 3.584% (LIBOR 1 Month + 1.10%) due 6/17/2030	240,566	241,022
	SoFi Professional Loan Program, LLC,
[f]	Series 2014-A Class A2, 3.02% due 10/25/2027	3,630,801	3,627,050
[b,f]	Series 2014-B Class A1, 3.736% (LIBOR 1 Month + 1.25%) due 8/25/2032	895,181	899,161
			50,775,370
	Total Asset Backed Securities (Cost $1,015,971,584)		1,014,678,516
	Corporate Bonds — 47.7%
	Automobiles & Components — 2.2%
	Automobiles — 2.1%
	BMW US Capital, LLC,
[f]	3.25% due 8/14/2020	3,892,200	3,918,479
[f]	3.40% due 8/13/2021	2,994,000	3,032,309
	Daimler Finance North America, LLC
[f]	3.40% due 2/22/2022	12,000,000	12,106,071
[f]	3.75% due 11/5/2021	6,675,000	6,791,944
	Harley-Davidson Financial Services, Inc.
[f]	2.40% due 6/15/2020	9,827,000	9,714,283
[f]	Series CO 4.05% due 2/4/2022	7,976,000	8,063,620
[f,k]	Hyundai Capital America, 3.95% due 2/1/2022	22,900,000	23,227,783
[a,f]	Hyundai Capital Services, Inc., 3.75% due 3/5/2023	7,000,000	7,080,433
	Nissan Motor Acceptance Corp.,
[b,f]	3.287% (LIBOR 3 Month + 0.69%) due 9/28/2022	2,453,000	2,397,849
[b,f]	3.447% (LIBOR 3 Month + 0.65%) due 7/13/2022	1,560,000	1,523,845
	Toyota Motor Credit Corp.,
[b]	3.088% (LIBOR 3 Month + 0.40%) due 2/13/2020	20,090,000	20,089,908
[b]	3.344% (LIBOR 3 Month + 0.54%) due 1/8/2021	4,830,000	4,854,333
[f]	Volkswagen Group of America Finance, LLC 4.00% due 11/12/2021	4,500,000	4,590,786
	Trading Companies & Distributors — 0.1%
	Altitude Investments 12, LLC (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	4,176,653	4,151,430
[a,f]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	2,800,000	2,825,284
			114,368,357
	Banks — 2.8%
	Banks — 2.8%
[a,b,f]	ABN AMRO Bank N.V., 3.209% (LIBOR 3 Month + 0.57%) due 8/27/2021	6,800,000	6,807,154
[a,b]	Barclays Bank plc, 3.259% (LIBOR 3 Month + 0.46%) due 1/11/2021	7,000,000	6,954,095
[b]	Capital One NA/Mclean VA, 3.558% (LIBOR 3 Month + 0.82%) due 8/8/2022	28,150,000	28,129,986
[b]	Citizens Bank N.A./Providence RI, 3.551% (LIBOR 3 Month + 0.95%) due 3/29/2023	20,500,000	20,515,026
	First Tennessee Bank N.A., 2.95% due 12/1/2019	7,000,000	6,995,198
	Goldman Sachs Bank USA, 3.20% due 6/5/2020	5,000,000	5,030,887
[a,f]	Mizuho Bank Ltd. (Guaranty: Mizuho Financial Group, Inc.), 2.45% due 4/16/2019	7,000,000	6,998,530
Semi-Annual Reports  |  19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Santander Holdings USA, Inc.,
	3.40% due 1/18/2023	$ 7,937,000	$ 7,932,540
	4.45% due 12/3/2021	4,940,000	5,089,879
[f]	Sovereign Bank Lease Pass-Through Trust, 12.18% due 6/30/2020	1,621,919	1,767,259
[a,b]	Sumitomo Mitsui Banking Corp. (Guaranty: Sumitomo Mitsui Banking Corp/New York), 3.09% (LIBOR 3 Month + 0.31%) due 10/18/2019	15,000,000	15,015,300
[a]	Sumitomo Mitsui Banking Corp., 2.65% due 7/23/2020	10,600,000	10,585,476
[a]	Svenska Handelsbanken AB 3.90% due 11/20/2023	16,750,000	17,423,836
	Zions Bancorp N.A., 3.35% due 3/4/2022	6,750,000	6,809,353
			146,054,519
	Capital Goods — 0.9%
	Industrial Conglomerates — 0.2%
	Carlisle Companies, Inc., 3.50% due 12/1/2024	6,787,000	6,781,467
[b]	General Electric Co. MTN, 3.611% (LIBOR 3 Month + 1.00%) due 3/15/2023	2,625,000	2,553,151
	Ingersoll-Rand Co. (Guaranty: Ingersoll-Rand plc), 6.391% due 11/15/2027	3,000,000	3,438,090
	Machinery — 0.7%
	Nvent Finance Sarl,
[a]	3.95% due 4/15/2023	7,980,000	7,957,555
[a]	4.55% due 4/15/2028	16,970,000	17,078,999
	Wabtec Corp., 4.375% due 8/15/2023	10,590,000	10,725,905
			48,535,167
	Commercial & Professional Services — 0.4%
	Commercial Services & Supplies — 0.1%
	Cintas Corp. No. 2, 2.90% due 4/1/2022	2,622,000	2,631,610
	Leisure Products — 0.2%
	Mattel, Inc., 2.35% due 8/15/2021	9,915,000	9,344,887
	Professional Services — 0.1%
	Verisk Analytics, Inc., 4.00% due 6/15/2025	6,930,000	7,226,285
			19,202,782
	Consumer Durables & Apparel — 0.2%
	Household Durables — 0.2%
	Tupperware Brands Corp. (Guaranty: Dart Industries, Inc.), 4.75% due 6/1/2021	10,000,000	10,252,705
			10,252,705
	Consumer Services — 0.1%
	Transportation Infrastructure — 0.1%
	Mexico City Airport Trust,
[a,f]	3.875% due 4/30/2028	2,439,000	2,204,271
[a,f]	4.25% due 10/31/2026	1,864,000	1,792,236
			3,996,507
	Diversified Financials — 9.2%
	Capital Markets — 2.2%
[f]	Ares Finance Co., LLC, 4.00% due 10/8/2024	5,000,000	4,835,414
	CBOE Holdings, Inc., 1.95% due 6/28/2019	1,745,000	1,741,514
	DY8 Leasing, LLC (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	3,096,354	3,096,437
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	2,260,880	2,237,245
	FS Investment Corp., 4.00% due 7/15/2019	12,000,000	12,021,922
[a]	Genpact Luxembourg Sarl, 3.70% due 4/1/2022	12,000,000	11,852,173
[f]	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	10,000,000	9,886,679
	Legg Mason, Inc.,
	2.70% due 7/15/2019	1,660,000	1,658,942
	4.75% due 3/15/2026	5,000,000	5,166,844
	Sandalwood 2013, LLC (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	4,351,321	4,386,721
	Solar Capital Ltd., 4.50% due 1/20/2023	12,000,000	11,577,171
[a,f]	SumitG Guaranteed Secured Obligation Issuer DAC, 2.251% due 11/2/2020	15,000,000	14,822,401
	TD Ameritrade Holding Corp., 3.75% due 4/1/2024	21,025,000	21,757,813
	TPG Specialty Lending, Inc., 4.50% due 1/22/2023	7,440,000	7,467,720
	Consumer Finance — 1.1%
	Citibank N.A.,
[b]	3.048% (LIBOR 3 Month + 0.35%) due 2/12/2021	5,750,000	5,751,952
20   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	3.65% due 1/23/2024	$ 4,500,000	$ 4,643,070
	Wells Fargo & Co. 3.75% due 1/24/2024	25,000,000	25,726,934
	Wells Fargo Bank N.A., 3.625% due 10/22/2021	19,750,000	20,120,115
	Diversified Financial Services — 4.7%
	Barclays plc,
[a,b]	4.063% (LIBOR 3 Month + 1.38%) due 5/16/2024	17,500,000	16,985,181
[a,l]	4.61% (LIBOR 3 Month + 1.40%) due 2/15/2023	13,000,000	13,268,137
	BNP Paribas S.A.,
[a,f]	3.375% due 1/9/2025	6,000,000	5,878,723
[a,f,l]	4.705% (LIBOR 3 Month + 2.24%) due 1/10/2025	11,000,000	11,409,542
	Citigroup, Inc.,
	2.50% due 7/29/2019	2,925,000	2,923,521
	2.65% due 10/26/2020	4,890,000	4,877,776
	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG),
[a]	3.125% due 12/10/2020	10,000,000	10,025,428
[a]	3.80% due 9/15/2022	7,000,000	7,130,900
	Deutsche Bank AG,
[a,b]	3.576% (LIBOR 3 Month + 0.82%) due 1/22/2021	8,650,000	8,478,511
[a,b]	3.869% (LIBOR 3 Month + 1.23%) due 2/27/2023	17,100,000	16,417,571
[a]	5.00% due 2/14/2022	6,350,000	6,490,771
	Goldman Sachs Group, Inc.,
[b]	3.792% (LIBOR 3 Month + 1.02%) due 10/23/2019	4,517,000	4,537,482
[b]	3.811% (LIBOR 3 Month + 1.20%) due 9/15/2020	7,930,000	8,011,667
[b]	3.875% (LIBOR 3 Month + 1.11%) due 4/26/2022	10,847,000	10,905,093
	HSBC Holdings plc,
[a,l]	3.803% (LIBOR 3 Month + 1.21%) due 3/11/2025	7,000,000	7,095,786
[a,l]	4.292% (LIBOR 3 Month + 1.35%) due 9/12/2026	5,000,000	5,156,172
	JPMorgan Chase & Co.,
[b]	3.151% (LIBOR 3 Month + 0.55%) due 3/9/2021	6,440,000	6,446,128
[l]	3.797% (LIBOR 3 Month + 0.89%) due 7/23/2024	11,870,000	12,187,996
[b]	4.106% (LIBOR 3 Month + 1.48%) due 3/1/2021	7,000,000	7,130,137
[a,l]	Mizuho Financial Group, Inc., 3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	15,500,000	15,951,060
	Morgan Stanley, 2.80% due 6/16/2020	1,350,000	1,351,042
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	10,478,713
	Royal Bank of Scotland Group plc,
[a,b]	4.154% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,952,000	1,944,301
[a,l]	4.269% (LIBOR 3 Month + 1.76%) due 3/22/2025	10,000,000	10,106,345
	Societe Generale S.A.,
[a,f]	3.875% due 3/28/2024	8,000,000	8,025,558
[a,f]	4.25% due 9/14/2023	12,000,000	12,307,226
	Synchrony Financial, 3.00% due 8/15/2019	1,950,000	1,950,401
	UBS AG,
[a]	2.375% due 8/14/2019	4,500,000	4,495,393
[a,b,f]	3.175% (LIBOR 3 Month + 0.58%) due 6/8/2020	5,000,000	5,018,000
[a,b,f]	UBS Group Funding Switzerland AG, 4.577% (LIBOR 3 Month + 1.78%) due 4/14/2021	5,800,000	5,942,837
	Insurance — 0.8%
[b,f]	AIG Global Funding, 3.08% (LIBOR 3 Month + 0.48%) due 7/2/2020	3,000,000	3,006,155
	ALEX Alpha, LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	2,391,304	2,323,212
[a]	Gate Capital Cayman One Ltd. (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	3,371,455	3,335,330
	Helios Leasing I, LLC (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	2,897,450	2,805,599
[f]	Protective Life Global Funding, 2.615% due 8/22/2022	15,000,000	14,868,817
	Santa Rosa Leasing, LLC (Guaranty: Export-Import Bank of the United States),
	1.472% due 11/3/2024	8,052,463	7,794,940
	1.693% due 8/15/2024	2,861,794	2,787,580
	Union 13 Leasing, LLC (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	7,553,574	7,345,690
	Mortgage Real Estate Investment Trusts — 0.4%
	Senior Housing Properties Trust, 4.75% due 2/15/2028	20,960,000	19,429,473
			475,375,261
	Energy — 3.3%
	Energy Equipment & Services — 0.2%
	Oceaneering International, Inc., 4.65% due 11/15/2024	10,000,000	9,225,000
[a,c,m,n]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	4,082,733	408,280
Semi-Annual Reports  |  21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Oil, Gas & Consumable Fuels — 3.1%
[b]	BP Capital Markets America, Inc., 3.275% (LIBOR 3 Month + 0.65%) due 9/19/2022	$ 6,771,000	$ 6,783,549
	Buckeye Partners L.P., 4.15% due 7/1/2023	7,000,000	7,141,095
[a,f]	CNPC General Capital Ltd. (Guaranty: CNPC Finance HK Ltd.), 2.75% due 5/14/2019	5,000,000	4,999,614
[f]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	17,544,000	17,839,610
[f]	Enable Oklahoma Intrastate Transmission, LLC (Guaranty: Enable Midstream Partners L.P.), 6.25% due 3/15/2020	3,640,000	3,740,680
	Energen Corp., 4.625% due 9/1/2021	10,000,000	10,087,500
	EQT Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	11,440,000	11,667,481
[f]	Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	10,435,000	10,627,802
	Gulf South Pipeline Co. L.P., 4.00% due 6/15/2022	13,850,000	13,938,218
[a,f]	Harvest Operations Corp., 4.20% due 6/1/2023	4,000,000	4,182,623
	HollyFrontier Corp., 5.875% due 4/1/2026	2,650,000	2,835,590
	Midwest Connector Capital Co., LLC,
[f]	3.625% due 4/1/2022	5,520,000	5,597,903
[f]	3.90% due 4/1/2024	5,555,000	5,644,547
	NuStar Logistics L.P., 4.75% due 2/1/2022	5,000,000	5,025,000
[a]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50% due 1/23/2029	14,980,000	14,845,180
[a,f]	Sinopec Group Overseas Development 2018 Ltd., 3.75% due 9/12/2023	17,800,000	18,153,027
[f]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	17,624,000	17,904,388
			170,647,087
	Food & Staples Retailing — 0.4%
	Food & Staples Retailing — 0.4%
[a,f]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	15,850,000	15,684,364
	Sysco Corp., 3.55% due 3/15/2025	4,990,000	5,059,538
			20,743,902
	Food, Beverage & Tobacco — 2.5%
	Beverages — 0.3%
[a,f]	Becle SAB de CV, 3.75% due 5/13/2025	13,750,000	13,442,929
	Food Products — 1.6%
	Conagra Brands, Inc.,
[b]	3.297% (LIBOR 3 Month + 0.50%) due 10/9/2020	14,850,000	14,771,164
	3.80% due 10/22/2021	6,892,000	7,021,144
	General Mills, Inc.,
	2.60% due 10/12/2022	7,850,000	7,757,544
[b]	3.319% (LIBOR 3 Month + 0.54%) due 4/16/2021	3,380,000	3,373,676
[b]	3.783% (LIBOR 3 Month + 1.01%) due 10/17/2023	6,375,000	6,420,519
	JM Smucker Co., 2.50% due 3/15/2020	10,494,000	10,464,823
	Kraft Heinz Foods Co. (Guaranty: Kraft Heinz Co.),
[b]	3.117% (LIBOR 3 Month + 0.42%) due 8/9/2019	14,925,000	14,930,836
[b]	3.267% (LIBOR 3 Month + 0.57%) due 2/10/2021	6,693,000	6,675,933
	Kraft Heinz Foods Co., 4.00% due 6/15/2023	7,257,000	7,454,791
	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc), 3.00% due 11/15/2020	1,900,000	1,906,616
[b]	Tyson Foods, Inc., 3.165% (LIBOR 3 Month + 0.55%) due 6/2/2020	2,850,000	2,847,687
	Tobacco — 0.6%
	Altria Group, Inc. (Guaranty: Philip Morris USA, Inc.), 2.625% due 1/14/2020	5,790,000	5,776,865
	Altria Group, Inc., 4.40% due 2/14/2026	3,683,000	3,785,525
	BAT Capital Corp.,
	3.222% due 8/15/2024	2,980,000	2,913,726
[b]	3.283% (LIBOR 3 Month + 0.59%) due 8/14/2020	7,370,000	7,354,164
[b]	3.564% (LIBOR 3 Month + 0.88%) due 8/15/2022	5,000,000	4,982,154
[a,f]	BAT International Finance plc, 3.95% due 6/15/2025	3,000,000	3,006,399
	Reynolds American, Inc., 6.875% due 5/1/2020	5,000,000	5,202,869
			130,089,364
	Healthcare Equipment & Services — 1.2%
	Health Care Equipment & Supplies — 0.1%
	Boston Scientific Corp., 3.75% due 3/1/2026	4,980,000	5,077,326
	Health Care Providers & Services — 1.1%
	Anthem, Inc.,
	2.25% due 8/15/2019	10,000,000	9,981,353
	2.50% due 11/21/2020	7,905,000	7,864,682
22   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Catholic Health Initiatives, 2.95% due 11/1/2022	$ 7,000,000	$ 6,951,888
[b]	CVS Health Corp., 3.231% (LIBOR 3 Month + 0.63%) due 3/9/2020	7,786,000	7,803,713
	Express Scripts Holding Co., 2.60% due 11/30/2020	9,750,000	9,708,226
[f]	Halfmoon Parent, Inc., 4.125% due 11/15/2025	4,975,000	5,149,039
	Quest Diagnostics, Inc. 4.20% due 6/30/2029	6,950,000	7,142,730
			59,678,957
	Household & Personal Products — 0.2%
	Household Products — 0.2%
	Church & Dwight Co., Inc.,
	2.45% due 8/1/2022	4,716,000	4,642,105
	2.875% due 10/1/2022	2,414,000	2,417,068
[a,f]	Kimberly-Clark de Mexico SAB de CV, 3.80% due 4/8/2024	3,000,000	2,946,102
	Personal Products — 0.0%
	Edgewell Personal Care Co., 4.70% due 5/24/2022	2,000,000	2,010,000
			12,015,275
	Insurance — 4.7%
	Insurance — 4.6%
	AIG Global Funding,
[f]	1.95% due 10/18/2019	3,000,000	2,984,685
[b,f]	3.062% (LIBOR 3 Month + 0.46%) due 6/25/2021	9,910,000	9,912,142
[a,f]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	10,435,849
[a]	Enstar Group Ltd., 4.50% due 3/10/2022	1,950,000	1,985,641
[a]	Fairfax Financial Holdings Ltd., 4.85% due 4/17/2028	15,970,000	15,914,101
[f]	Guardian Life Global Funding, 3.40% due 4/25/2023	6,918,000	7,063,742
	Hanover Insurance Group, Inc., 4.50% due 4/15/2026	5,020,000	5,117,783
	Horace Mann Educators Corp., 4.50% due 12/1/2025	4,800,000	4,892,122
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	4,690,000	4,852,356
	Jackson National Life Global Funding,
[f]	2.20% due 1/30/2020	8,000,000	7,961,691
[b,f]	3.081% (LIBOR 3 Month + 0.48%) due 6/11/2021	6,150,000	6,162,676
[f]	3.25% due 1/30/2024	10,000,000	10,051,376
	Kemper Corp., 4.35% due 2/15/2025	5,253,000	5,375,209
[a,f]	Lancashire Holdings Ltd., 5.70% due 10/1/2022	11,000,000	11,399,487
[f]	MassMutual Global Funding II, 2.95% due 1/11/2025	25,000,000	24,902,046
	Mercury General Corp., 4.40% due 3/15/2027	16,000,000	15,899,216
[f]	Metropolitan Life Global Funding I, 3.45% due 10/9/2021	5,000,000	5,064,883
[b,f]	Metropolitan Life Global Funding, 3.00% (SOFR + 0.57%) due 9/7/2020	7,760,000	7,759,947
[a]	Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	5,000,000	5,134,007
[f]	Pricoa Global Funding, 3.45% due 9/1/2023	9,850,000	10,083,637
[f]	Principal Life Global Funding II (Guaranty: Principal Financial Group, Inc.), 2.375% due 9/11/2019	2,450,000	2,446,190
[b,f]	Protective Life Global Funding, 3.117% (LIBOR 3 Month + 0.52%) due 6/28/2021	16,850,000	16,875,330
[f]	Reliance Standard Life Global Funding II, 2.50% due 1/15/2020	15,000,000	14,934,465
[f]	Reliance Standard Life Global Funding, 3.85% due 9/19/2023	9,950,000	10,153,975
	Reliance Standard Life Insurance Co.,
[f]	2.50% due 4/24/2019	9,900,000	9,897,580
[f]	3.05% due 1/20/2021	4,662,000	4,657,552
[f]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	7,968,409
	Semiconductors & Semiconductor Equipment — 0.1%
[a,f]	NXP B.V.//NXP Funding , LLC 5.35% due 3/1/2026	2,991,000	3,218,555
			243,104,652
	Materials — 1.4%
	Chemicals — 1.1%
[b,f]	Chevron Phillips Chemical Co., LLC, 3.486% (LIBOR 3 Month + 0.75%) due 5/1/2020	29,900,000	29,966,340
	DowDuPont, Inc.
	3.766% due 11/15/2020	4,000,000	4,073,054
	4.205% due 11/15/2023	7,900,000	8,261,277
[f]	Incitec Pivot Finance, LLC (Guaranty: Incitec Pivot Ltd.), 6.00% due 12/10/2019	4,538,000	4,622,801
[a,f]	OCP S.A., 5.625% due 4/25/2024	8,555,000	8,972,843
	Metals & Mining — 0.3%
Semi-Annual Reports  |  23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	AngloGold Ashanti Holdings plc (Guaranty: AngloGold Ashanti Ltd.),
[a]	5.125% due 8/1/2022	$ 6,500,000	$ 6,732,570
[a]	5.375% due 4/15/2020	9,100,000	9,252,880
			71,881,765
	Media & Entertainment — 0.3%
	Interactive Media & Services — 0.3%
[a]	Baidu, Inc., 3.875% due 9/29/2023	11,442,000	11,677,007
[a,f]	Tencent Holdings Ltd., 2.985% due 1/19/2023	6,450,000	6,421,865
			18,098,872
	Pharmaceuticals, Biotechnology & Life Sciences — 1.7%
	Biotechnology — 0.2%
	Celgene Corp.,
	2.75% due 2/15/2023	2,265,000	2,243,215
	3.25% due 2/20/2023	9,936,000	10,018,120
	Pharmaceuticals — 1.5%
	AbbVie, Inc., 3.75% due 11/14/2023	6,820,000	7,001,185
	Allergan Funding SCS,
[a]	3.45% due 3/15/2022	5,000,000	5,045,025
[a,b]	3.852% (LIBOR 3 Month + 1.26%) due 3/12/2020	5,000,000	5,042,717
	AstraZeneca plc,
[a,b]	3.348% (LIBOR 3 Month + 0.67%) due 8/17/2023	10,524,000	10,468,802
[a]	3.50% due 8/17/2023	9,723,000	9,917,904
	Bayer US Finance II, LLC,
[b,f]	3.232% (LIBOR 3 Month + 0.63%) due 6/25/2021	9,500,000	9,417,871
[f]	4.25% due 12/15/2025	2,500,000	2,526,795
[a]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	9,776,000	9,655,357
	Takeda Pharmaceutical Co. Ltd.,
[a,f]	4.00% due 11/26/2021	5,500,000	5,639,887
[a,f]	4.40% due 11/26/2023	7,500,000	7,873,567
	Zoetis, Inc., 3.45% due 11/13/2020	2,000,000	2,018,217
			86,868,662
	Real Estate — 1.3%
	Equity Real Estate Investment Trusts — 1.3%
	American Tower Corp., 3.375% due 5/15/2024	26,600,000	26,787,401
	Crown Castle International Corp., 3.20% due 9/1/2024	17,870,000	17,733,412
	Hospitality Properties Trust, 4.95% due 2/15/2027	2,000,000	1,982,578
	Washington Real Estate Investment Trust, 4.95% due 10/1/2020	19,100,000	19,411,985
			65,915,376
	Retailing — 0.6%
	Internet & Direct Marketing Retail — 0.1%
	Booking Holdings, Inc., 2.75% due 3/15/2023	7,925,000	7,885,570
	Multiline Retail — 0.5%
[b]	Dollar Tree, Inc., 3.473% (LIBOR 3 Month + 0.70%) due 4/17/2020	6,185,000	6,186,363
	Family Dollar Stores, Inc., 5.00% due 2/1/2021	18,475,000	18,996,841
			33,068,774
	Semiconductors & Semiconductor Equipment — 0.5%
	Semiconductors & Semiconductor Equipment — 0.5%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.,
	2.375% due 1/15/2020	8,875,000	8,827,521
	3.625% due 1/15/2024	18,000,000	17,953,713
			26,781,234
	Software & Services — 1.7%
	Information Technology Services — 0.8%
	Capital One Bank USA N.A., 2.30% due 6/5/2019	3,000,000	2,997,810
	Leidos Holdings, Inc. (Guaranty: Leidos, Inc.), 4.45% due 12/1/2020	2,000,000	2,030,000
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC), 3.30% due 8/14/2020	2,450,000	2,470,819
	Total System Services, Inc.,
24   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	3.80% due 4/1/2021	$ 3,000,000	$ 3,045,891
	4.00% due 6/1/2023	14,665,000	15,067,106
	Western Union Co.,
	3.35% due 5/22/2019	11,350,000	11,355,872
[b]	3.463% (LIBOR 3 Month + 0.80%) due 5/22/2019	5,410,000	5,411,708
	Interactive Media & Services — 0.1%
[a]	Baidu, Inc., 4.375% due 5/14/2024	6,376,000	6,610,420
	Software — 0.8%
	Autodesk, Inc., 3.125% due 6/15/2020	1,945,000	1,949,286
	Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	8,000,000	8,096,597
	CA, Inc., 3.60% due 8/1/2020 - 8/15/2022	16,905,000	16,990,554
	CDK Global, Inc., 3.80% due 10/15/2019	5,000,000	5,000,000
	VMware, Inc., 2.30% due 8/21/2020	7,925,000	7,851,645
			88,877,708
	Technology Hardware & Equipment — 1.8%
	Communications Equipment — 1.0%
	Juniper Networks, Inc., 3.30% due 6/15/2020	4,825,000	4,843,755
	Motorola Solutions, Inc., 4.60% due 2/23/2028	24,340,000	24,538,773
[a]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	21,215,000	21,505,009
	Electronic Equipment, Instruments & Components — 0.5%
	Ingram Micro, Inc., 5.45% due 12/15/2024	5,596,000	5,548,252
	Tech Data Corp., 4.95% due 2/15/2027	6,000,000	6,082,895
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	17,463,843
	Office Electronics — 0.1%
	Lexmark International, Inc., 7.125% due 3/15/2020	5,375,000	5,039,116
	Technology Hardware, Storage & Peripherals — 0.2%
	Hewlett Packard Enterprise Co., 3.50% due 10/5/2021	9,701,000	9,828,401
			94,850,044
	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 0.9%
	AT&T, Inc.,
[b]	3.531% (LIBOR 3 Month + 0.93%) due 6/30/2020	4,950,000	4,985,472
[b]	3.777% (LIBOR 3 Month + 1.18%) due 6/12/2024	15,975,000	15,846,964
	7.85% due 1/15/2022	3,000,000	3,371,032
[a,f]	Deutsche Telekom International Finance B.V., 4.375% due 6/21/2028	21,000,000	21,878,488
	Qwest Corp., 6.75% due 12/1/2021	3,000,000	3,192,150
	Media — 0.2%
[b,f]	NBCUniversal Enterprise, Inc., 2.992% (LIBOR 3 Month + 0.40%) due 4/1/2021	7,800,000	7,809,695
	Wireless Telecommunication Services — 1.1%
	Sprint Communications, Inc., 9.25% due 4/15/2022	40,779,000	47,507,535
[a]	Vodafone Group plc, 4.125% due 5/30/2025	8,960,000	9,131,251
			113,722,587
	Transportation — 0.8%
	Air Freight & Logistics — 0.1%
	TTX Co.,
[f]	4.15% due 1/15/2024	6,000,000	6,189,920
[f]	5.453% due 1/2/2022	1,646,648	1,689,790
	Airlines — 0.2%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95% due 7/15/2024	3,820,391	3,956,015
	Northwest Airlines Pass Through Trust, Series 2007-1 Class A, 7.027% due 5/1/2021	3,354,714	3,424,157
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25% due 10/22/2024	3,875,256	4,155,049
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	1,022,000	1,021,537
	Hotels, Restaurants & Leisure — 0.1%
[a]	Sands China Ltd., 5.125% due 8/8/2025	3,000,000	3,126,866
	Road & Rail — 0.4%
Semi-Annual Reports  |  25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.,
[f]	3.65% due 7/29/2021	$ 4,950,000	$ 5,016,902
[f]	4.125% due 8/1/2023	15,000,000	15,437,884
			44,018,120
	Utilities — 7.3%
	Electric Utilities — 6.3%
[f]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	11,865,000	12,100,464
	Appalachian Power Co., 3.40% due 6/1/2025	7,000,000	7,092,167
	Avangrid, Inc., 3.15% due 12/1/2024	8,870,000	8,767,249
	CenterPoint Energy, Inc. 3.60% due 11/1/2021	8,901,000	9,032,654
[b]	Consolidated Edison Co. of New York, Inc., Series C, 3.002% (LIBOR 3 Month + 0.40%) due 6/25/2021	19,496,000	19,466,593
	Duke Energy Florida Project Finance, LLC, Series 2018, 1.196% due 3/1/2022	4,640,627	4,593,877
	Edison International, 2.40% due 9/15/2022	4,900,000	4,527,545
[a,f]	Electricite de France S.A., 4.60% due 1/27/2020	5,955,000	6,056,565
[a,f]	Enel Finance International N.V., 4.625% due 9/14/2025	25,000,000	25,856,217
	Entergy Louisiana, LLC, 4.80% due 5/1/2021	4,300,000	4,422,432
	Entergy Mississippi, Inc., 3.25% due 12/1/2027	4,727,000	4,652,522
	Entergy Texas, Inc., 3.45% due 12/1/2027	12,000,000	11,745,077
	Exelon Corp., 2.85% due 6/15/2020	2,950,000	2,946,790
[f]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	18,892,000	19,667,131
[f]	Metropolitan Edison Co. 4.30% due 1/15/2029	7,970,000	8,341,520
[f]	Midland Cogeneration Venture L.P., 6.00% due 3/15/2025	4,823,440	4,846,477
[b]	Mississippi Power Co., 3.259% (LIBOR 3 Month + 0.65%) due 3/27/2020	7,971,000	7,967,947
[f]	Monongahela Power Co., 4.10% due 4/15/2024	12,500,000	12,986,707
	NextEra Energy Capital Holdings, Inc., 3.342% due 9/1/2020	9,742,000	9,812,652
[f]	Niagara Mohawk Power Corp., 4.881% due 8/15/2019	10,000,000	10,081,492
	Northern States Power Co., 3.30% due 6/15/2024	10,000,000	10,186,386
	PNM Resources, Inc., 3.25% due 3/9/2021	7,784,000	7,779,330
	Public Service Co. of New Mexico, 5.35% due 10/1/2021	3,000,000	3,139,490
[f]	Rochester Gas & Electric Corp., 5.90% due 7/15/2019	11,732,000	11,831,023
	San Diego Gas & Electric Co., 3.60% due 9/1/2023	4,212,000	4,295,741
	SCANA Corp., 4.125% due 2/1/2022	3,937,000	3,985,475
[b]	Sempra Energy, 3.037% (LIBOR 3 Month + 0.25%) due 7/15/2019	16,800,000	16,775,810
	Southern Co., 3.25% due 7/1/2026	8,075,000	7,909,171
	Southern Power Co.,
[b,f]	3.183% (LIBOR 3 Month + 0.55%) due 12/20/2020	1,875,000	1,866,706
	Series 15B, 2.375% due 6/1/2020	9,793,000	9,750,566
[a,f]	State Grid Overseas Investment (2014) Ltd. (Guaranty: State Grid Corp. of China), 2.75% due 5/7/2019	14,800,000	14,802,625
[a,f]	State Grid Overseas Investment (2016) Ltd. (Guaranty: State Grid Corp. of China), 2.25% due 5/4/2020	10,000,000	9,917,642
	Toledo Edison Co., 7.25% due 5/1/2020	167,000	173,856
[a,f]	Transelec S.A., 4.25% due 1/14/2025	6,000,000	6,055,560
	UIL Holdings Corp., 4.625% due 10/1/2020	13,335,000	13,586,497
	WEC Energy Group, Inc.,
	3.10% due 3/8/2022	4,791,000	4,828,715
	3.375% due 6/15/2021	4,660,000	4,715,050
	Gas Utilities — 1.0%
	Dominion Energy Gas Holdings, LLC, 2.80% due 11/15/2020	5,225,000	5,224,082
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	3,900,000	3,889,094
[f]	SEMCO Energy, Inc., 5.15% due 4/21/2020	3,000,000	3,063,936
	Southern Co. Gas Capital Corp., 3.50% due 9/15/2021	9,925,000	10,048,513
	Spire, Inc., 2.55% due 8/15/2019	2,350,000	2,343,434
	WGL Holdings, Inc.,
[b]	3.029% (LIBOR 3 Month + 0.40%) due 11/29/2019	13,883,000	13,837,528
[b]	3.147% (LIBOR 3 Month + 0.55%) due 3/12/2020	12,318,000	12,266,519
			377,236,827
	Total Corporate Bonds (Cost $2,457,765,436)		2,475,384,504
	Municipal Bonds — 2.1%
	Anaheim Public Financing Authority (Insured NATL), Series B, 5.486% due 9/1/2020	2,040,000	2,074,864
	Brentwood Infrastructure Financing Authority, Series A, 6.16% due 10/1/2019	730,000	742,695
	California School Finance Authority (LOC City National Bank), 5.041% due 7/1/2020	4,000,000	4,120,880
26   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Camden County Improvement Authority, 5.62% due 7/1/2019	$ 3,025,000	$ 3,040,881
	Colorado Educational & Cultural Facilities Authority,
	Series B,
	2.244% due 3/1/2021	450,000	447,745
	2.474% due 3/1/2022	600,000	599,028
	2.691% due 3/1/2023	580,000	582,436
	Connecticut Housing Finance Authority, Series D, 5.071% due 11/15/2019	560,000	565,326
	Denver City & County School District No. 1 COP, Series B, 2.018% due 12/15/2019	3,000,000	2,988,420
	Fort Collins Electric Utility Enterprise Revenue ETM, Series B-QUALIFIED ENERGY, 4.92% due 12/1/2020	2,250,000	2,310,997
	Kentucky Asset Liability Commission, 2.099% due 4/1/2019	3,000,000	3,000,000
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	3,350,000	3,471,605
	Municipal Improvement Corp. of Los Angeles (Build America-BDS-Recovery Zone), Series B, 6.165% due 11/1/2020	11,885,000	12,321,774
	New York City Transitional Finance Authority Future Tax Secured Revenue (Build America Bonds), 4.075% due 11/1/2020	2,500,000	2,561,425
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	29,675,000	29,616,243
[i]	Oklahoma Development Finance Authority, 8.00% due 5/1/2020	410,000	412,013
	Orleans Parish Parishwide School District (Insured AGM) GO, Series B, 4.40% due 2/1/2021	10,000,000	10,292,100
	Redlands Redevelopment Agency Successor Agency (Insured AMBAC) ETM, Series A, 5.818% due 8/1/2022	1,050,000	1,114,050
	Rutgers The State University of New Jersey,
	Series K,
	2.342% due 5/1/2019	3,485,000	3,483,014
	3.028% due 5/1/2021	1,500,000	1,499,715
	San Bernardino County Redevelopment Agency Successor Agency, Series A, 7.135% due 9/1/2020	560,000	579,561
	San Francisco City & County Redevelopment Financing Authority ETM, 8.00% due 8/1/2019	2,650,000	2,698,018
	San Francisco City & County Redevelopment Financing Authority, 8.00% due 8/1/2019	270,000	274,501
	State of Connecticut GO,
	Series A
	3.471% due 9/15/2022	4,695,000	4,781,247
	4.00% due 9/15/2021	3,980,000	4,101,310
	Tampa-Hillsborough County Expressway Authority,
	Series C,
	2.49% due 7/1/2019	2,500,000	2,496,075
	2.84% due 7/1/2020	1,750,000	1,745,905
	Wallenpaupack Area School District GO,
	Series B,
	3.80% due 9/1/2019	3,000,000	3,012,150
	4.00% due 9/1/2020	2,750,000	2,803,075
	Total Municipal Bonds (Cost $106,352,974)		107,737,053
	Short-Term Investments — 11.2%
	Bank of New York Tri-Party Repurchase Agreement 2.60% dated 03/29/2019 due 04/01/2019, repurchase price $115,024,986 collateralized by 47 corporate debt securities, having an average coupon of 3.89%, a minimum credit rating of BBB-, maturity dates from 05/14/2021 to 03/15/2055, and having an aggregate market value of $122,936,741 at 03/31/2019	115,000,000	115,000,000
[f]	Berkshire Hathway Energy Co.,2.53% due 4/1/2019	1,000,000	1,000,000
[f]	Bridgestone Americas, Inc.,2.43% due 4/1/2019	23,000,000	23,000,000
[f]	Cintas Corp. No. 22.65% due 4/2/2019	2,285,000	2,284,832
[f]	Cintas Executive2.58% due 4/1/2019	20,715,000	20,715,000
	Consolidated Edison Co. of New York, Inc.,
[f]	2.64% due 4/9/2019	22,158,000	22,145,001
[f]	2.66% due 4/4/2019	842,000	841,813
[a,f]	Electricite de France S.A.,2.61% due 4/12/2019	23,000,000	22,981,657
[a,f]	Experian Finance plc,2.60% due 4/1/2019	20,000,000	20,000,000
	Federal Agricultural Mortgage Corp. Discount Notes,2.25% due 4/1/2019	25,000,000	25,000,000
	Federal Home Loan Bank Discount Notes,
	2.20% due 4/1/2019	16,000,000	16,000,000
	2.385% due 4/8/2019	23,467,000	23,456,117
	2.39% due 4/11/2019	6,700,000	6,695,552
	2.40% due 4/9/2019	15,100,000	15,091,947
	2.40% due 4/10/2019	3,500,000	3,497,900
	Florida Gas Transmission Co., LLC,2.63% due 4/9/2019	23,000,000	22,986,558
[f]	Home Depot, Inc.,2.43% due 4/12/2019	23,000,000	22,982,922
[f]	Illinois Tool Work, Inc.,2.41% due 4/3/2019	11,500,000	11,498,460
[f]	Intercontinental Exchange, Inc.2.41% due 4/1/2019	4,550,000	4,550,000
Semi-Annual Reports  |  27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Kentucky Utilities Co.,
[f]	2.69% due 4/2/2019	$ 1,800,000	$ 1,799,865
[f]	2.71% due 4/2/2019	21,200,000	21,198,404
[f]	Kimberly-Clark de Mexico SAB de CV,2.43% due 4/3/2019	3,238,000	3,237,563
[f]	Louisville Gas & Electric Co.2.64% due 4/1/2019	15,000,000	15,000,000
[f]	Louisville Gas & Electric Co.,2.65% due 4/2/2019	8,000,000	7,999,411
	LOWE’S Companies,
	2.60% due 4/1/2019	18,800,000	18,800,000
	2.62% due 4/5/2019	6,871,000	6,869,000
	Northern IL Gas Corp.,2.57% due 4/2/2019	1,758,000	1,757,875
	Nstar Electric Co.,2.50% due 4/3/2019	23,000,000	22,996,806
[a,f]	Reckitt Benckiser Treas,2.58% due 4/1/2019	23,000,000	23,000,000
[f]	Roche Holdings, Inc.,2.36% due 4/1/2019	23,000,000	23,000,000
[f]	San Diego Gas & Electric Co.2.60% due 4/1/2019	7,242,000	7,242,000
	San Diego Gas & Electric Co.,
[f]	2.75% due 4/5/2019	8,000,000	7,997,556
[f]	2.77% due 4/4/2019	7,758,000	7,756,209
[f]	Sempra Energy,2.65% due 4/4/2019	23,000,000	22,994,921
[f]	Southern Co. Gas Capital Corp.2.40% due 4/1/2019	10,000,000	10,000,000
	Total Short-Term Investments (Cost $581,377,369)		581,377,369
	Total Investments — 99.7% (Cost $5,150,080,992)		$5,179,205,009
	Other Assets Less Liabilities — 0.3%		15,263,316
	Net Assets — 100.0%		$5,194,468,325

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $8,777,499, representing 0.17% of the Fund’s net assets. Additional information is as follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	4/16/2014	$ 3,997,417	$ 408,280	0.0%
Bermuda Government International Bond, 4.138%, 1/03/2023	6/26/2012	4,000,000	4,060,000	0.1
Northwind Holdings, LLC, 3.406%, 12/01/2037	1/29/2010	967,133	1,072,969	0.0
U.S. Department of Transportation, 6.001%, 12/07/2031	12/16/2011	3,163,805	3,236,250	0.1

d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2019.
f	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $2,024,043,238, representing 38.97% of the Fund’s net assets.
g	Interest Only
h	Variable rate coupon, rate shown as of March 31, 2019.
i	Illiquid security.
j	When-issued security.
k	Segregated as collateral for a when-issued security.
l	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
m	Bond in default.
n	Non-income producing.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
ETM	Escrowed to Maturity
28  |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  March 31, 2019 (Unaudited)
FDIC	Federal Deposit Insurance Corporation
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
LOC	Letter of Credit
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
VA	Veterans Affairs
Semi-Annual Reports  |  29

Fund Summary
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s objective is to seek current income, consistent with preservation of capital.
The Fund invests in debt obligations issued by the U.S. Government, its agencies, or its instrumentalities, and in debt obligations rated at the time of purchase in one of the four highest credit ratings categories or, if no credit rating is available, judged to be of comparable quality by the Fund’s advisor. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	267
Effective Duration	1.5 Yrs
Average Maturity	2.0 Yrs
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
PORTFOLIO LADDER
5%	27%	29%	23%	9%	8%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
30  |  Semi-Annual Reports

Schedule of Investments
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 24.0%
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2019 - 4/15/2022	$ 955,224	$ 950,140
	United States Treasury Notes,
	1.25% due 8/31/2019 - 10/31/2019	1,800,000	1,788,477
	1.375% due 3/31/2020 - 1/31/2021	1,402,000	1,382,985
	1.625% due 12/31/2019 - 11/30/2020	700,000	694,707
	2.00% due 1/15/2021	146,000	145,196
	2.25% due 2/29/2020	1,237,000	1,235,333
	2.375% due 4/30/2020 - 12/31/2020	988,000	988,138
	2.875% due 10/31/2020	1,087,000	1,095,814
	Total U.S. Treasury Securities (Cost $8,274,933)		8,280,790
	U.S. Government Agencies — 3.5%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	417,954	406,336
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	437,295	426,224
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a]	1.70% due 12/20/2022	40,000	39,209
[a,b]	3.137% (LIBOR 3 Month + 0.35%) due 4/15/2025	62,500	62,705
[a]	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States), 1.87% due 1/15/2026	165,790	161,208
[a,b]	Washington Aircraft 2 Co. Ltd. (Guaranty: Export-Import Bank of the United States), 3.04% (LIBOR 3 Month + 0.43%) due 6/26/2024	117,257	117,355
	Total U.S. Government Agencies (Cost $1,213,526)		1,213,037
	Other Government — 0.1%
[a,b,c]	Seven & Seven Ltd. (Guaranty: Export-Import Bank of Korea), 3.683% (LIBOR 6 Month + 1.00%) due 9/11/2019	20,000	20,024
	Total Other Government (Cost $19,963)		20,024
	Mortgage Backed — 5.1%
	Federal Home Loan Mtg Corp., Pool G15523, 2.50% due 8/1/2025	89,820	90,201
	Federal Home Loan Mtg Corp., CMO, Series K716 Class A1, 2.413% due 1/25/2021	36,421	36,276
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through,
	Series K030 Class A1, 2.779% due 9/25/2022	69,723	69,847
	Series K036 Class A1, 2.777% due 4/25/2023	144,835	145,396
	Series K710 Class A2, 1.883% due 5/25/2019	115,160	114,845
	Series K717 Class A2, 2.991% due 9/25/2021	100,000	100,760
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
[d]	Series 2017-3 Class HA, 2.75% due 7/25/2056	64,088	65,179
[d]	Series 2018-1 Class HA, 2.50% due 5/25/2057	44,825	44,695
[e]	Series 2018-2 Class HA, 3.00% due 11/25/2057	181,394	183,070
	Series 2018-3 Class HA, 3.00% due 8/25/2057	93,208	93,554
	Series 2018-4 Class HA, 3.00% due 3/25/2058	289,874	287,147
	Series 2019-1 Class MA, 3.50% due 7/25/2058	49,683	50,425
	Federal Home Loan Mtg Corp., Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50% due 5/25/2047	33,300	33,333
	Federal National Mtg Assoc.,
	Pool AS3705, 2.50% due 11/1/2024	51,443	51,727
	Pool AS8538, 2.50% due 12/1/2026	198,545	198,907
	Pool MA3557, 4.00% due 1/1/2029	191,457	197,721
	Total Mortgage Backed (Cost $1,748,144)		1,763,083
	Asset Backed Securities — 22.9%
	Advance Receivables — 0.7%
[c]	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	50,000	49,844
[c]	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes, Series 2018-T1 3.62% due 10/17/2050	200,000	201,315
			251,159
	Asset-Backed - Finance & Insurance — 2.7%
[c]	Ascentium Equipment Receivables Trust, Series 2018-2A Class A2, 3.27% due 10/12/2021	98,000	98,510
	Barclays Dryrock Issuance Trust, Series 2016-1 Class A, 1.52% due 5/16/2022	135,000	134,545
[c]	CCG Receivables Trust, Series 2017-1 Class A2, 1.84% due 11/14/2023	60,529	60,217
[c]	MMAF Equipment Finance, LLC, 1.93% due 7/16/2021	85,755	85,593
[c]	PFS Financing Corp., Series 2018-F 3.52% due 10/16/2023	100,000	101,575
Semi-Annual Reports  |  31

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
[c]	Upgrade Receivables Trust, Series 2018-1A 3.76% due 11/15/2024	$ 148,064	$ 148,483
	Upstart Securitization Trust,
[c]	Series 2018-2 Class B, 4.445% due 12/22/2025	150,000	150,520
[c]	Series 2019-1 Class B, 4.19% due 4/20/2026	150,000	150,513
			929,956
	Auto Receivables — 2.8%
[c]	American Credit Acceptance Receivables Trust, Series 2018-3 Class B, 3.49% due 6/13/2022	125,000	125,312
[c]	Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	31,144	31,104
[c]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71% due 5/15/2023	28,168	28,092
[c]	CPS Auto Receivables Trust, Series 2019-1 Class B, 3.58% due 12/16/2024	100,000	100,518
[c]	Drive Auto Receivables Trust, Series 2016-BA Class C, 3.19% due 7/15/2022	45,899	45,915
	Ford Credit Auto Lease Trust, Series 2017-B Class A2A, 1.80% due 6/15/2020	21,053	21,031
[c]	Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	19,756	19,740
	GLS Auto Receivables Trust,
[c]	Series 2018-2A Class A, 3.25% due 4/18/2022	27,854	27,873
[c]	Series 2018-3A 3.35% due 8/15/2022	78,091	78,220
[c]	Series 2019-1A Class A, 3.37% due 1/17/2023	48,017	48,092
	Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	28,787	28,730
[b,c]	Hertz Fleet Lease Funding LP, Series 2016-1 Class A1, 3.593% (LIBOR 1 Month + 1.10%) due 4/10/2030	51,255	51,271
	OSCAR US Funding Trust,
[c]	Series 2016-2A Class A3, 2.73% due 12/15/2020	37,006	36,984
[a,c]	Series 2018-1A Class A3, 3.23% due 5/10/2022	180,000	180,601
[c]	Skopos Auto Receivables Trust, Series 2018-1A Class A, 3.19% due 9/15/2021	48,957	48,954
[c]	Veros Automobile Receivables Trust, Series 2018-1 Class A, 3.63% due 5/15/2023	100,546	100,695
			973,132
	Commercial MTG Trust — 0.9%
[f]	Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	74,606	74,970
[g]	COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	62,473	61,939
[c,e]	Credit Suisse Mortgage Trust, Series 2017-HL2 Class A3, 3.50% due 10/25/2047	135,831	135,630
[b,f]	DBUBS Mortgage Trust, CMO, Series 2011-LC2A Class A1FL, 3.842% (LIBOR 1 Month + 1.35%) due 7/12/2044	20,110	20,233
			292,772
	Other Asset Backed — 9.3%
	Avant Loans Funding Trust,
[c]	Series 2018-A Class A, 3.09% due 6/15/2021	43,938	43,905
[c]	Series 2019-A Class A, 3.48% due 7/15/2022	150,000	149,990
[c]	AXIS Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89% due 7/20/2022	150,000	150,626
[c,e]	Bayview Mortgage Fund IVc Trust, Series 2017-RT3 Class A, 3.50% due 1/28/2058	72,931	73,126
[c,e,h]	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	122,364	121,248
[c]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96% due 6/20/2023	83,812	83,897
[c]	BRE Grand Islander Timeshare Issuer, LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	57,783	57,428
	Consumer Loan Underlying Bond Credit Trust,
[c]	Series 2017-P1 Class A, 2.42% due 9/15/2023	4,555	4,552
[c]	Series 2018-P2 Class A, 3.47% due 10/15/2025	74,461	74,582
[c]	Series 2019-A Class A, 3.52% due 4/15/2026	118,462	118,462
[c]	Series A, 3.82% due 1/15/2026	88,111	88,594
	Dell Equipment Finance Trust,
[c]	Series 2017-2 Class A2A, 1.97% due 2/24/2020	22,066	22,033
[c]	Series 2018-1 Class A2A, 2.97% due 10/22/2020	89,491	89,610
[c]	Engs Commercial Finance Trust, Series 2018-1A Class A1, 2.97% due 2/22/2021	95,311	95,273
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	56,135	55,998
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	150,000	149,977
	Homeward Opportunities Fund I Trust,
[c,e]	Series 2018-1 Class A1, 3.766% due 6/25/2048	81,969	82,809
[e,f,i,j]	Series 2019-1 Class A1, 3.454% due 1/25/2059	100,000	99,999
	Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2014-ELL Class A1, 1.66% due 2/1/2022	12,717	12,701
	MVW Owner Trust, 2.15% due 4/22/2030	14,337	14,217
	Nationstar HECM Loan Trust,
[c,e]	Series 2017-2A Class A1, 2.038% due 9/25/2027	72,025	71,327
[c,e]	Series 2018-2A Class A, 3.188% due 7/25/2028	49,502	49,581
[c]	Ocwen Master Advance Receivables Trust, Series 2018-T1 Class AT1, 3.301% due 8/15/2049	100,000	100,020
32   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
[c]	OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	$ 10,335	$ 10,348
[b,c]	Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1, 3.036% (LIBOR 1 Month + 0.55%) due 5/25/2057	30,671	30,694
[c]	PFS Financing Corp., Series 2018-B Class A, 2.89% due 2/15/2023	100,000	99,660
[c]	Prosper Marketplace Issuance Trust, Series 2017-3A Class A, 2.36% due 11/15/2023	8,063	8,056
	PSNH Funding, LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	86,975	87,920
[c]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34% due 8/15/2022	100,000	99,788
[c,d]	SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	100,000	99,885
	SCF Equipment Leasing, LLC,
[c]	Series 2017-2A Class A, 3.41% due 12/20/2023	91,708	91,783
[c]	Series 2018-1A Class A2, 3.63% due 10/20/2024	83,334	83,377
	Sierra Timeshare Receivables Funding, LLC,
[c]	Series 2015-1A Class A, 2.40% due 3/22/2032	41,212	40,883
[c]	Series 2015-2A Class A, 2.43% due 6/20/2032	43,870	43,523
[c]	Series 2015-3A Class A, 2.58% due 9/20/2032	17,780	17,687
	Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	18,400	18,951
	Small Business Administration, Series 2009-20E Class 1, 4.43% due 5/1/2029	61,419	63,423
	Social Professional Loan Program, LLC,
[b,c]	Series 2014-A Class A1, 4.086% (LIBOR 1 Month + 1.60%) due 6/25/2025	21,433	21,474
[c]	Series 2014-B Class A2, 2.55% due 8/27/2029	11,818	11,701
[c]	Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	55,114	54,747
	Towd Point Mortgage Trust,
[c,e]	Series 2016-5 Class A1, 2.50% due 10/25/2056	61,093	59,692
[c,e]	Series 2018-2 Class A1, 3.25% due 3/25/2058	88,290	87,940
[c,e]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	282,004	284,421
[b,c]	Volvo Financial Equipment Master Owner Trust, Series 2017-A Class A, 2.984% (LIBOR 1 Month + 0.50%) due 11/15/2022	100,000	100,241
			3,226,149
	Residential MTG Trust — 4.8%
	Angel Oak Mortgage Trust, LLC,
[e,f]	Series 2017-1 Class A2, 3.085% due 1/25/2047	21,354	21,164
[e,f]	Series 2017-3 Class A1, 2.708% due 11/25/2047	22,784	22,493
[e,f]	Series 2018-1 Class A1, 3.258% due 4/27/2048	47,114	47,214
[e,f]	Series 2018-2 Class A1, 3.674% due 7/27/2048	82,638	83,307
[c,e]	Arroyo Mortgage Trust, Series 2018-1 Class A1, 3.763% due 4/25/2048	84,173	85,948
[c,e]	Finance of America Structured Securities Trust, Series 2018-HB1 3.375% due 9/25/2028	59,774	59,750
[e,f]	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	77,010	76,090
	JPMorgan Mortgage Trust,
[c,e]	Series 2017-2 Class A6, 3.00% due 5/25/2047	38,810	38,350
[c,e]	Series 2017-6 Class A5, 3.50% due 12/25/2048	86,032	86,309
[c,e]	Series 2018-6 Class 1A4, 3.50% due 12/25/2048	182,157	182,315
	New Residential Mortgage Loan Trust CMO,
[e,f]	Series 2017-2A Class A3, 4.00% due 3/25/2057	265,698	271,680
[e,f]	Series 2018-NQM1 3.986% due 11/25/2048	92,007	94,323
	New Residential Mortgage Loan Trust,
[b,c]	Series 2017-5A Class A1, 3.986% (LIBOR 1 Month + 1.50%) due 6/25/2057	61,414	62,434
[e,f]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	90,966	91,257
[c,e]	Verus Securitization Trust CMO, Series 2018-3 Class A1, 4.108% due 10/25/2058	270,712	274,716
[c,e]	Verus Securitization Trust, Series 2018-2 Class A1, 3.677% due 6/1/2058	80,328	81,137
[e,f]	WinWater Mortgage Loan Trust, Series 2014-3 Class A7, 3.00% due 11/20/2044	79,543	79,335
			1,657,822
	Student Loan — 1.7%
	Navient Student Loan Trust,
[b,c]	Series 2016-6A Class A2, 3.236% (LIBOR 1 Month + 0.75%) due 3/25/2066	93,641	94,094
[c]	Series 2018-EA Class A1, 3.43% due 12/15/2059	179,556	180,699
[b,c]	Nelnet Student Loan Trust, Series 2016-A Class A1A, 4.236% (LIBOR 1 Month + 1.75%) due 12/26/2040	61,729	61,533
	SLM Student Loan Trust,
[b,c]	Series 2011-A Class A3, 4.984% (LIBOR 1 Month + 2.50%) due 1/15/2043	79,035	79,826
[b]	Series 2013-4 Class A, 3.036% (LIBOR 1 Month + 0.55%) due 6/25/2043	40,185	39,990
[b,c]	Series 2013-B Class A2B, 3.584% (LIBOR 1 Month + 1.10%) due 6/17/2030	48,113	48,204
[c]	Sofi Professional Loan Program, LLC, Series 2016-B Class A2B, 2.74% due 10/25/2032	81,521	80,999
			585,345
	Total Asset Backed Securities (Cost $7,897,605)		7,916,335
Semi-Annual Reports  |  33

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Corporate Bonds — 38.2%
	Automobiles & Components — 2.2%
	Automobiles — 1.6%
[c]	Daimler Finance North America, LLC 3.75% due 11/5/2021	$ 175,000	$ 178,066
[c]	Harley-Davidson Financial Services, Inc. 2.40% due 6/15/2020	144,000	142,348
[c]	Hyundai Capital America, 3.95% due 2/1/2022	70,000	71,002
[b,c]	Nissan Motor Acceptance Corp., 3.287% (LIBOR 3 Month + 0.69%) due 9/28/2022	33,000	32,258
	Toyota Motor Credit Corp.,
[b]	3.088% (LIBOR 3 Month + 0.40%) due 2/13/2020	100,000	100,000
[b]	3.344% (LIBOR 3 Month + 0.54%) due 1/8/2021	50,000	50,252
	Trading Companies & Distributors — 0.6%
[a,c]	Mitsubishi UFJ Lease & Finance Co. Ltd., 3.406% due 2/28/2022	200,000	201,806
			775,732
	Banks — 3.4%
	Banks — 3.4%
[a,b,c]	ABN AMRO Bank N.V., 3.209% (LIBOR 3 Month + 0.57%) due 8/27/2021	200,000	200,210
[a]	Lloyds Bank plc, 3.30% due 5/7/2021	200,000	201,561
[a,c]	Mizuho Bank Ltd., 2.70% due 10/20/2020	200,000	199,408
	Santander Holdings USA, Inc.,
	3.40% due 1/18/2023	43,000	42,976
	4.45% due 12/3/2021	40,000	41,214
[k]	SunTrust Bank, 3.525% (LIBOR 3 Month + 0.50%) due 10/26/2021	225,000	227,341
	Zions Bancorp N.A., 3.35% due 3/4/2022	250,000	252,198
			1,164,908
	Capital Goods — 0.6%
	Aerospace & Defense — 0.3%
[b]	General Dynamics Corp., 3.077% (LIBOR 3 Month + 0.38%) due 5/11/2021	100,000	100,424
	Machinery — 0.3%
[b]	Wabtec Corp., 3.911% (LIBOR 3 Month + 1.05%) due 9/15/2021	100,000	99,882
			200,306
	Commercial & Professional Services — 0.6%
	Leisure Products — 0.3%
	Mattel, Inc., 2.35% due 8/15/2021	125,000	117,813
	Professional Services — 0.3%
	Verisk Analytics, Inc., 5.80% due 5/1/2021	100,000	105,642
			223,455
	Consumer Durables & Apparel — 0.4%
	Household Durables — 0.4%
	Tupperware Brands Corp. (Guaranty: Dart Industries, Inc.), 4.75% due 6/1/2021	125,000	128,159
			128,159
	Diversified Financials — 5.1%
	Capital Markets — 1.1%
	CBOE Holdings, Inc., 1.95% due 6/28/2019	100,000	99,800
	Export Leasing (2009), LLC (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	32,766	32,424
[c]	GTP Acquisition Partners I, LLC (Guaranty: American Tower Holding Sub II, LLC), 2.35% due 6/15/2045	100,000	98,867
	Legg Mason, Inc., 2.70% due 7/15/2019	100,000	99,936
	TPG Specialty Lending, Inc., 4.50% due 1/22/2023	40,000	40,149
	Consumer Finance — 0.7%
	Wells Fargo Bank N.A., 3.625% due 10/22/2021	250,000	254,685
	Diversified Financial Services — 3.3%
	Bank of New York Mellon Corp., 2.05% due 5/3/2021	154,000	152,004
	Citigroup, Inc., 2.65% due 10/26/2020	100,000	99,750
[a,b]	Deutsche Bank AG, 3.869% (LIBOR 3 Month + 1.23%) due 2/27/2023	100,000	96,009
	Goldman Sachs Group, Inc.,
[b]	3.811% (LIBOR 3 Month + 1.20%) due 9/15/2020	100,000	101,030
[b]	3.875% (LIBOR 3 Month + 1.11%) due 4/26/2022	84,000	84,450
34   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	JPMorgan Chase & Co.,
[b]	3.151% (LIBOR 3 Month + 0.55%) due 3/9/2021	$ 42,000	$ 42,040
[b]	3.957% (LIBOR 3 Month + 1.21%) due 10/29/2020	125,000	126,737
[b]	Morgan Stanley, 3.905% (LIBOR 3 Month + 1.14%) due 1/27/2020	75,000	75,486
[b]	State Street Corp., 3.583% (LIBOR 3 Month + 0.90%) due 8/18/2020	100,000	101,007
	Synchrony Financial, 3.00% due 8/15/2019	50,000	50,010
[a,b,c]	UBS Group Funding Switzerland AG, 4.577% (LIBOR 3 Month + 1.78%) due 4/14/2021	200,000	204,925
			1,759,309
	Energy — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
	EQT Midstream Partners L.P., Series 5Y, 4.75% due 7/15/2023	60,000	61,193
[c]	Midwest Connector Capital Co., LLC, 3.625% due 4/1/2022	99,000	100,397
[a]	Petroleos Mexicanos, 4.875% due 1/24/2022	150,000	151,277
[a,c]	Sinopec Group Overseas Development 2018 Ltd., 3.75% due 9/12/2023	200,000	203,967
[c]	Texas Gas Transmission, LLC, 4.50% due 2/1/2021	129,000	131,052
			647,886
	Food & Staples Retailing — 0.3%
	Food & Staples Retailing — 0.3%
[a,c]	Alimentation Couche-Tard, Inc., 2.70% due 7/26/2022	100,000	98,955
			98,955
	Food, Beverage & Tobacco — 3.6%
	Beverages — 0.6%
	Molson Coors Brewing Co., 2.10% due 7/15/2021	150,000	147,159
[b]	PepsiCo, Inc., 3.325% (LIBOR 3 Month + 0.53%) due 10/6/2021	75,000	75,560
	Food Products — 1.8%
	Conagra Brands, Inc.,
[b]	3.297% (LIBOR 3 Month + 0.50%) due 10/9/2020	100,000	99,469
	3.80% due 10/22/2021	92,000	93,724
	General Mills, Inc.,
[b]	3.319% (LIBOR 3 Month + 0.54%) due 4/16/2021	20,000	19,963
[b]	3.783% (LIBOR 3 Month + 1.01%) due 10/17/2023	100,000	100,714
	JM Smucker Co., 2.50% due 3/15/2020	50,000	49,861
[b]	Kraft Heinz Foods Co. (Guaranty: Kraft Heinz Co.), 3.117% (LIBOR 3 Month + 0.42%) due 8/9/2019	50,000	50,019
	Mead Johnson Nutrition Co. (Guaranty: Reckitt Benckiser Group plc), 3.00% due 11/15/2020	100,000	100,348
[b]	Tyson Foods, Inc., 3.165% (LIBOR 3 Month + 0.55%) due 6/2/2020	100,000	99,919
	Tobacco — 1.2%
	Altria Group, Inc. (Guaranty: Philip Morris USA, Inc.),
	2.625% due 1/14/2020	200,000	199,546
	3.49% due 2/14/2022	120,000	121,884
[b]	BAT Capital Corp., 3.283% (LIBOR 3 Month + 0.59%) due 8/14/2020	100,000	99,785
			1,257,951
	Healthcare Equipment & Services — 1.3%
	Health Care Providers & Services — 1.3%
	Anthem, Inc., 2.50% due 11/21/2020	75,000	74,618
[b]	CVS Health Corp., 3.231% (LIBOR 3 Month + 0.63%) due 3/9/2020	40,000	40,091
	Express Scripts Holding Co., 2.60% due 11/30/2020	62,000	61,734
[c]	Halfmoon Parent, Inc., 3.40% due 9/17/2021	75,000	75,763
[b,c]	Roche Holdings, Inc. (Guaranty: Roche Holding AG), 2.941% (LIBOR 3 Month + 0.34%) due 9/30/2019	200,000	200,256
			452,462
	Household & Personal Products — 0.1%
	Household Products — 0.1%
	Church & Dwight Co., Inc., 2.45% due 8/1/2022	50,000	49,217
			49,217
	Insurance — 3.9%
	Insurance — 3.9%
[b,c]	AIG Global Funding, 3.062% (LIBOR 3 Month + 0.46%) due 6/25/2021	50,000	50,011
[a]	Enstar Group Ltd., 4.50% due 3/10/2022	50,000	50,914
Semi-Annual Reports  |  35

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
[c]	Guardian Life Global Funding, 3.40% due 4/25/2023	$ 57,000	$ 58,201
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	100,000	103,462
	Jackson National Life Global Funding,
[c]	2.10% due 10/25/2021	100,000	98,137
[b,c]	3.081% (LIBOR 3 Month + 0.48%) due 6/11/2021	100,000	100,206
[c]	MassMutual Global Funding II, 2.00% due 4/15/2021	200,000	197,313
[b,c]	Metropolitan Life Global Funding, 3.00% (SOFR + 0.57%) due 9/7/2020	150,000	149,999
[c]	Principal Life Global Funding II (Guaranty: Principal Financial Group, Inc.), 2.375% due 9/11/2019	50,000	49,922
[b,c]	Protective Life Global Funding, 3.117% (LIBOR 3 Month + 0.52%) due 6/28/2021	150,000	150,225
[c]	Reliance Standard Life Global Funding, 3.85% due 9/19/2023	50,000	51,025
	Reliance Standard Life Insurance Co.,
[c]	2.50% due 4/24/2019	100,000	99,976
[c]	3.05% due 1/20/2021	25,000	24,976
[a]	Willis Towers Watson plc, 5.75% due 3/15/2021	170,000	178,003
			1,362,370
	Materials — 0.5%
	Chemicals — 0.5%
[b,c]	Chevron Phillips Chemical Co., LLC, 3.486% (LIBOR 3 Month + 0.75%) due 5/1/2020	100,000	100,222
	DowDuPont, Inc. 3.766% due 11/15/2020	70,000	71,278
			171,500
	Media & Entertainment — 0.5%
	Media — 0.5%
[c]	Cox Communications, Inc., 3.25% due 12/15/2022	160,000	161,111
			161,111
	Pharmaceuticals, Biotechnology & Life Sciences — 0.7%
	Biotechnology — 0.4%
	Celgene Corp.,
	2.75% due 2/15/2023	100,000	99,038
	3.25% due 2/20/2023	44,000	44,364
	Pharmaceuticals — 0.3%
[a,b]	AstraZeneca plc, 3.348% (LIBOR 3 Month + 0.67%) due 8/17/2023	65,000	64,659
[a]	Shire Acquisitions Investments Ireland DAC, 2.40% due 9/23/2021	44,000	43,457
			251,518
	Real Estate — 0.3%
	Equity Real Estate Investment Trusts — 0.3%
	Crown Castle International Corp., 3.20% due 9/1/2024	115,000	114,121
			114,121
	Retailing — 0.7%
	Internet & Direct Marketing Retail — 0.2%
	Booking Holdings, Inc., 2.75% due 3/15/2023	50,000	49,751
	Multiline Retail — 0.5%
[b]	Dollar Tree, Inc., 3.473% (LIBOR 3 Month + 0.70%) due 4/17/2020	175,000	175,039
			224,790
	Semiconductors & Semiconductor Equipment — 0.4%
	Semiconductors & Semiconductor Equipment — 0.4%
	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.375% due 1/15/2020	125,000	124,331
			124,331
	Software & Services — 0.8%
	Information Technology Services — 0.4%
	Total System Services, Inc., 4.00% due 6/1/2023	70,000	71,919
[b]	Western Union Co., 3.463% (LIBOR 3 Month + 0.80%) due 5/22/2019	60,000	60,019
	Software — 0.4%
	Autodesk, Inc., 3.125% due 6/15/2020	100,000	100,221
	VMware, Inc., 2.30% due 8/21/2020	50,000	49,537
			281,696
36   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	Technology Hardware & Equipment — 0.7%
	Communications Equipment — 0.3%
	Juniper Networks, Inc., 3.30% due 6/15/2020	$ 100,000	$ 100,389
	Technology Hardware, Storage & Peripherals — 0.4%
	Hewlett Packard Enterprise Co., 3.50% due 10/5/2021	132,000	133,733
			234,122
	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 0.7%
	AT&T, Inc.,
	2.45% due 6/30/2020	100,000	99,623
[b]	3.531% (LIBOR 3 Month + 0.93%) due 6/30/2020	50,000	50,358
[a]	Deutsche Telekom International Finance B.V., 6.00% due 7/8/2019	91,000	91,747
	Media — 0.3%
[b,c]	NBCUniversal Enterprise, Inc., 2.992% (LIBOR 3 Month + 0.40%) due 4/1/2021	100,000	100,124
	Wireless Telecommunication Services — 1.8%
	Sprint Communications, Inc., 9.25% due 4/15/2022	400,000	466,000
[a]	Vodafone Group plc, 2.50% due 9/26/2022	160,000	157,116
			964,968
	Transportation — 0.4%
	Road & Rail — 0.4%
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.,
[c]	3.20% due 7/15/2020	100,000	100,211
[c]	3.65% due 7/29/2021	35,000	35,473
			135,684
	Utilities — 7.0%
	Electric Utilities — 6.4%
[c]	Alliant Energy Finance, LLC, 3.75% due 6/15/2023	100,000	101,985
	American Electric Power Co., Inc. 2.15% due 11/13/2020	225,000	222,890
	CenterPoint Energy, Inc. 3.60% due 11/1/2021	150,000	152,219
[b]	Consolidated Edison Co. of New York, Inc., Series C, 3.002% (LIBOR 3 Month + 0.40%) due 6/25/2021	100,000	99,849
	Duke Energy Florida Project Finance, LLC, Series 2018, 1.196% due 3/1/2022	52,142	51,617
[a,c]	Electricite de France S.A., 4.60% due 1/27/2020	25,000	25,426
[a,c]	Enel Finance International N.V., 4.25% due 9/14/2023	200,000	204,388
	Exelon Corp., 2.85% due 6/15/2020	50,000	49,946
[b]	Mississippi Power Co., 3.259% (LIBOR 3 Month + 0.65%) due 3/27/2020	200,000	199,923
	NextEra Energy Capital Holdings, Inc., 3.342% due 9/1/2020	130,000	130,943
	PNM Resources, Inc., 3.25% due 3/9/2021	100,000	99,940
	Public Service Enterprise Group, 2.65% due 11/15/2022	50,000	49,578
	SCANA Corp., 4.125% due 2/1/2022	22,000	22,271
[b]	Sempra Energy, 3.037% (LIBOR 3 Month + 0.25%) due 7/15/2019	110,000	109,842
[b,c]	Southern Power Co., 3.183% (LIBOR 3 Month + 0.55%) due 12/20/2020	115,000	114,491
[a,c]	State Grid Overseas Investment (2014) Ltd. (Guaranty: State Grid Corp. of China), 2.75% due 5/7/2019	200,000	200,035
	Tampa Electric Co., 2.60% due 9/15/2022	185,000	183,708
	Virginia Electric & Power Co., 2.95% due 1/15/2022	100,000	100,363
	WEC Energy Group, Inc., 3.375% due 6/15/2021	100,000	101,181
	Gas Utilities — 0.6%
	Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	100,000	99,720
	WGL Holdings, Inc.,
[b]	3.029% (LIBOR 3 Month + 0.40%) due 11/29/2019	50,000	49,836
[b]	3.147% (LIBOR 3 Month + 0.55%) due 3/12/2020	58,000	57,758
			2,427,909
	Total Corporate Bonds (Cost $13,128,823)		13,212,460
	Municipal Bonds — 1.1%
	Colorado Educational & Cultural Facilities Authority,
	Series B,
	2.244% due 3/1/2021	50,000	49,750
	2.474% due 3/1/2022	50,000	49,919
	Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020	100,000	103,630
Semi-Annual Reports  |  37

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
		PRINCIPAL AMOUNT	VALUE
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	$ 120,000	$ 119,762
	State of Connecticut GO,
	Series A
	3.471% due 9/15/2022	20,000	20,367
	4.00% due 9/15/2021	20,000	20,610
	Total Municipal Bonds (Cost $364,984)		364,038
	Short-Term Investments — 11.3%
[l]	Thornburg Capital Management Fund	392,036	3,920,359
	Total Short-Term Investments (Cost $3,920,359)		3,920,359
	Total Investments — 106.2% (Cost $36,568,337)		$36,690,126
	Liabilities Net of Other Assets — (6.2)%		(2,149,155)
	Net Assets — 100.0%		$34,540,971

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $10,783,584, representing 31.22% of the Fund’s net assets.
d	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2019.
e	Variable rate coupon, rate shown as of March 31, 2019.
f	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $982,065, representing 2.84% of the Fund’s net assets. Additional information is as follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Angel Oak Mortgage Trust, LLC, 3.085%, 1/25/2047	3/03/2017	$ 21,351	$ 21,164	0.1%
Angel Oak Mortgage Trust, LLC, 2.708%, 11/25/2047	11/22/2017	22,782	22,493	0.1
Barclays Commercial Mortgage Securities, LLC, 3.323%, 9/10/2028	10/08/2015	76,269	74,970	0.2
DBUBS Mortgage Trust, CMO, 3.842%, 7/12/2044	3/31/2015	20,362	20,233	0.1
Flagstar Mortgage Trust, 3.00%, 3/25/2047	7/27/2017	77,977	76,090	0.2
New Residential Mortgage Loan Trust CMO, 4.00%, 3/25/2057	4/19/2017	270,095	271,680	0.8
WinWater Mortgage Loan Trust, 3.00%, 11/20/2044	9/21/2017	79,834	79,335	0.2
Angel Oak Mortgage Trust, LLC, 3.258%, 4/27/2048	3/28/2018	47,111	47,214	0.1
Angel Oak Mortgage Trust, LLC, 3.674%, 7/27/2048	6/21/2018	82,634	83,307	0.2
New Residential Mortgage Loan Trust, 3.50%, 12/25/2057	6/07/2018	90,404	91,257	0.3
New Residential Mortgage Loan Trust CMO, 3.986%, 11/25/2048	10/19/2018	92,004	94,323	0.3
Homeward Opportunities Fund I Trust, 3.454%, 1/25/2059	3/29/2019	99,999	99,999	0.3

g	Illiquid security.
h	Segregated as collateral for a when-issued security.
i	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
j	When-issued security.
k	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
l	Investment in Affiliates.
Portfolio Abbreviations
38   |  Semi-Annual Reports

Schedule of Investments, Continued
Thornburg Low Duration Income Fund  |  March 31, 2019 (Unaudited)
To simplify the listings of securities, abbreviations are used per the table below:
CMO	Collateralized Mortgage Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
SOFR	Secured Overnight Financing Rate
Semi-Annual Reports  |  39

Statements of Assets and Liabilities
March 31, 2019 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $229,320,181, $5,150,080,992 and $32,647,978, respectively)	$ 228,518,081	$ 5,179,205,009	$ 32,769,767
Non-controlled affiliated issuer (cost $0, $0 and $3,920,359, respectively)	-	-	3,920,359
Cash	30,579	235,103	1,537
Receivable for investments sold	1,339,815	1,520,000	-
Receivable for fund shares sold	1,126,130	15,251,896	57,474
Dividends receivable	-	-	11,870
Dividend and interest reclaim receivable	-	2,958	48
Interest receivable	765,913	29,159,481	168,205
Prepaid expenses and other assets	64,433	262,277	37,864
Total Assets	231,844,951	5,225,636,724	36,967,124
Liabilities
Payable for investments purchased	-	18,284,206	2,309,384
Payable for fund shares redeemed	967,020	8,293,708	74,962
Payable to investment advisor and other affiliates (Note 4)	110,965	2,014,646	3,516
Accounts payable and accrued expenses	108,863	994,947	32,116
Dividends payable	87,664	1,580,892	6,175
Total Liabilities	1,274,512	31,168,399	2,426,153
Commitments and contingencies (Note 2)
Net Assets	$ 230,570,439	$ 5,194,468,325	$ 34,540,971
NET ASSETS CONSIST OF
Distributable earnings (accumulated loss)	$ (13,210,847)	$ 34,853,347	$ 190,187
Net capital paid in on shares of beneficial interest	243,781,286	5,159,614,978	34,350,784
	$ 230,570,439	$ 5,194,468,325	$ 34,540,971
40   |  Semi-Annual Reports

Statements of Assets and Liabilities, Continued
March 31, 2019 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($67,245,882, $611,262,854 and $8,751,022 applicable to 5,199,217, 45,646,481 and 705,984 shares of beneficial interest outstanding - Note 5)	$ 12.93	$ 13.39	$ 12.40
Maximum sales charge, 1.50% of offering price	0.20	0.20	0.19
Maximum offering price per share	$ 13.13	$ 13.59	$ 12.59
Class C Shares:
Net asset value and offering price per share* ($18,411,198 and $384,187,615 applicable to 1,415,078 and 28,734,831 shares of beneficial interest outstanding - Note 5)	$ 13.01	$ 13.37	$ -
Class I Shares:
Net asset value, offering and redemption price per share
($132,667,576, $3,974,143,844 and $25,789,949 applicable to 10,257,692, 296,712,705 and 2,081,765 shares of beneficial interest outstanding - Note 5)	$ 12.93	$ 13.39	$ 12.39
Class R3 Shares:
Net asset value, offering and redemption price per share ($9,383,295 and $74,349,111 applicable to 725,057 and 5,548,040 shares of beneficial interest outstanding - Note 5)	$ 12.94	$ 13.40	$ -
Class R4 Shares:
Net asset value, offering and redemption price per share ($2,226,535 and $9,713,413 applicable to 172,198 and 725,699 shares of beneficial interest outstanding - Note 5)	$ 12.93	$ 13.38	$ -
Class R5 Shares:
Net asset value, offering and redemption price per share ($635,953 and $103,386,536 applicable to 49,128 and 7,721,273 shares of beneficial interest outstanding - Note 5)	$ 12.94	$ 13.39	$ -
Class R6 Shares:
Net asset value, offering and redemption price per share ($37,424,952 applicable to 2,788,807 shares of beneficial interest outstanding - Note 5)	$ -	$ 13.42	$ -

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Semi-Annual Reports  |  41

Statements of Operations
Six Months Ended March 31, 2019 (Unaudited)
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
INVESTMENT INCOME
Dividend income non-controlled affiliated issuer	$ -	$ -	$ 57,191
Interest income (net of premium amortized of $207,985, $2,611,873, and $14,675, respectively)	2,535,772	84,294,592	474,977
Total Income	2,535,772	84,294,592	532,168
EXPENSES
Investment advisory fees (Note 4)	433,247	8,493,623	72,561
Administration fees (Note 4)
Class A Shares	30,522	279,458	3,857
Class C Shares	8,435	181,707	-
Class I Shares	57,165	1,655,939	12,067
Class R3 Shares	3,999	39,699	-
Class R4 Shares	1,001	3,927	-
Class R5 Shares	284	55,704	-
Class R6 Shares	-	17,056	-
Distribution and service fees (Note 4)
Class A Shares	86,888	796,278	8,742
Class C Shares	48,022	1,034,810	-
Class R3 Shares	22,781	225,872	-
Class R4 Shares	2,858	11,164	-
Transfer agent fees
Class A Shares	32,290	430,500	16,284
Class C Shares	14,850	185,250	-
Class I Shares	53,250	1,626,500	3,092
Class R3 Shares	12,200	54,970	-
Class R4 Shares	7,008	25,662	-
Class R5 Shares	1,638	163,202	-
Class R6 Shares	-	1,546	-
Registration and filing fees
Class A Shares	5,957	10,582	8,072
Class C Shares	5,780	8,016	-
Class I Shares	6,823	28,593	7,580
Class R3 Shares	5,803	6,447	-
Class R4 Shares	5,535	5,759	-
Class R5 Shares	6,030	6,308	-
Class R6 Shares	-	5,717	-
Custodian fees (Note 2)	25,470	115,570	24,100
Professional fees	23,750	65,940	21,562
Trustee and officer fees (Note 4)	5,996	138,860	908
Other expenses	20,988	218,862	6,919
Total Expenses	928,570	15,893,521	185,744
Less:
Expenses reimbursed by investment advisor (Note 4)	(37,470)	(376,522)	(51,230)
Investment advisory fees waived by investment advisor (Note 4)	-	-	(35,071)
Net Expenses	891,100	15,516,999	99,443
Net Investment Income	$ 1,644,672	$ 68,777,593	$ 432,725
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(602,722)	9,975,745	84,314
Net change in unrealized appreciation (depreciation) on investments	5,368,284	80,036,956	274,616
Net Realized and Unrealized Gain	4,765,562	90,012,701	358,930
Net Increase in Net Assets Resulting from Operations	$ 6,410,234	$ 158,790,294	$ 791,655
See notes to financial statements.
42   |  Semi-Annual Reports

Statements of Changes in Net Assets
Thornburg Limited Term U.S. Government Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 1,644,672	$ 4,024,275
Net realized gain (loss) on investments	(602,722)	(7,773)
Net unrealized appreciation (depreciation) on investments	5,368,284	(5,807,249)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,410,234	(1,790,747)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(555,132)	(1,281,346)
Class C Shares	(119,567)	(399,126)
Class I Shares	(1,215,354)	(2,841,403)
Class R3 Shares	(68,332)	(163,648)
Class R4 Shares	(17,050)	(48,362)
Class R5 Shares	(5,885)	(30,541)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(3,744,374)	(13,133,162)
Class C Shares	(1,634,422)	(14,392,126)
Class I Shares	(1,711,073)	(12,028,799)
Class R3 Shares	171,834	(1,579,987)
Class R4 Shares	(326,633)	(782,019)
Class R5 Shares	(37,613)	(3,430,735)
Net Decrease in Net Assets	(2,853,367)	(51,902,001)
NET ASSETS
Beginning of Period	233,423,806	285,325,807
End of Period	$ 230,570,439	$ 233,423,806

*	Unaudited.
See notes to financial statements.
Semi-Annual Reports  |  43

Statements of Changes in Net Assets
Thornburg Limited Term Income Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 68,777,593	$ 117,668,835
Net realized gain (loss) on investments	9,975,745	1,476,259
Net unrealized appreciation (depreciation) on investments	80,036,956	(104,119,301)
Net Increase in Net Assets Resulting from Operations	158,790,294	15,025,793
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(8,047,138)	(17,119,570)
Class C Shares	(4,809,157)	(10,088,457)
Class I Shares	(53,647,608)	(88,345,810)
Class R3 Shares	(1,070,185)	(1,923,947)
Class R4 Shares	(106,195)	(172,865)
Class R5 Shares	(1,733,269)	(2,536,903)
Class R6 Shares	(567,229)	(342,075)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(79,939,969)	(193,537,163)
Class C Shares	(61,984,663)	(117,451,478)
Class I Shares	221,494,511	526,525,749
Class R3 Shares	(15,422,655)	(6,441,054)
Class R4 Shares	1,587,552	37,813
Class R5 Shares	(12,005,145)	14,319,765
Class R6 Shares	7,131,211	29,035,669
Net Increase in Net Assets	149,670,355	146,985,467
NET ASSETS
Beginning of Period	5,044,797,970	4,897,812,503
End of Period	$ 5,194,468,325	$ 5,044,797,970

*	Unaudited.
See notes to financial statements.
44   |  Semi-Annual Reports

Statements of Changes in Net Assets
Thornburg Low Duration Income Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 432,725	$ 444,861
Net realized gain (loss) on investments	84,314	(2,466)
Net unrealized appreciation (depreciation) on investments	274,616	(229,583)
Net Increase in Net Assets Resulting from Operations	791,655	212,812
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(98,996)	(128,246)
Class I Shares	(336,554)	(329,263)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	1,523,782	683,438
Class I Shares	2,773,128	10,063,257
Net Increase in Net Assets	4,653,015	10,501,998
NET ASSETS
Beginning of Period	29,887,956	19,385,958
End of Period	$ 34,540,971	$ 29,887,956

*	Unaudited.
See notes to financial statements.
Semi-Annual Reports  |  45

Notes to Financial Statements
March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Government Fund”), Thornburg Limited Term Income Fund (the “Income Fund”) and Thornburg Low Duration Income Fund (the “Low Duration Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently three of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Government and Income Funds’ primary objectives are to provide as high a level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. The Low Duration Fund’s primary objective is to seek current income, consistent with preservation of capital. As a secondary objective, the Government Fund and the Income Fund seek to reduce changes in their share prices compared to longer term portfolios.
The Government Fund currently has six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).
The Income Fund currently offers seven classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”).
The Low Duration Fund currently offers two classes of shares of beneficial interest outstanding, Class A and Institutional Class (“Class I”).
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
46   |  Semi-Annual Reports

Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Funds on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Unfunded Loan Commitments: The Income Fund has entered into a loan commitment with Pacific Gas & Electric Co., of which at March 31, 2019, $0 of the $19,000,000 par commitment had been funded. The maturity date for $14,250,000 of the par commitment is June 28, 2019 and the maturity date for the $4,750,000 par commitment is July 29, 2019.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Cost of investments for tax purposes	$ 229,320,181	$ 5,150,080,992	$ 36,568,337
Gross unrealized appreciation on a tax basis	1,117,498	51,928,278	185,045
Gross unrealized depreciation on a tax basis	(1,919,598)	(22,804,261)	(63,256)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ (802,100)	$ 29,124,017	$ 121,789
Semi-Annual Reports  |  47

Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
At March 31, 2019, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 as follows. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Deferred tax basis capital losses	$ 689,996	$ 1,246,322	$ 8,905
At March 31, 2019, the Government Fund had cumulative tax basis capital losses of $10,628,990 (of which $2,351,435 are short-term and $8,277,555 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011 which may expire prior to utilization.
At March 31, 2019, the Government Fund had cumulative tax basis capital losses of $106,151 generated prior to October 1, 2011 which may be carried forward to offset future capital gains. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2019.
At March 31, 2019, the Income Fund had cumulative tax basis capital losses of $1,244,225 (of which $1,136,355 are short-term and $107,870 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
At March 31, 2019, the Low Duration Fund had cumulative tax basis capital losses of $4,763 (of which $4,586 are short-term and $177 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to
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Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Funds may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
GOVERNMENT FUND
The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 26,661,246	$ 26,661,246	$ —	$ —
U.S. Government Agencies	37,184,388	—	37,184,388	—
Mortgage Backed	137,054,630	—	137,054,630	—
Corporate Bonds	3,495,000	—	3,495,000	—
Short-Term Investments	24,122,817	—	24,122,817	—
Total Investments in Securities	$ 228,518,081	$ 26,661,246	$ 201,856,835	$ —
Total Assets	$ 228,518,081	$ 26,661,246	$ 201,856,835	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019.
INCOME FUND
The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Semi-Annual Reports  |  49

Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
	Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 418,099,625	$ 418,099,625	$ —	$ —
U.S. Government Agencies	61,693,761	—	58,457,511	3,236,250
Other Government	44,996,177	—	44,996,177	—
Mortgage Backed	475,238,004	—	475,238,004	—
Asset Backed Securities	1,014,678,516	—	988,391,457	26,287,059
Corporate Bonds	2,475,384,504	—	2,475,384,504	—
Municipal Bonds	107,737,053	—	107,737,053	—
Short-Term Investments	581,377,369	—	581,377,369	—
Total Investments in Securities	$ 5,179,205,009	$ 418,099,625	$ 4,731,582,075	$ 29,523,309(a)
Total Assets	$ 5,179,205,009	$ 418,099,625	$ 4,731,582,075	$29,523,309

(a)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2019.

	FAIR VALUE AT March 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
U.S. Government Agencies	$ 3,236,250	Market comparable securities yield method	Yields of comparable securities	2.96%/(N/A)
Asset-Backed Securities	8,062,304	Discounted cash flows	Third party vendor discounted cash flows	3.4%-5.3%/(4.07%)
	18,224,755	Recent trade	Trade price	$99.99865/(N/A)
Total	$ 29,523,309
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2019 is as follows:
	U.S.GOVERNMENT AGENCIES	ASSET BACKED SECURITIES	TOTAL (e)
Beginning Balance 9/30/2018	$ 3,221,250	$ 26,357,393	$ 29,578,643
Accrued Discounts (Premiums)	(4,451)	20,985	16,534
Net Realized Gain (Loss)(a)	–	30,723	30,723
Gross Purchases	–	18,224,755	18,224,755
Gross Sales	–	(4,043,268)	(4,043,268)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	19,451	1,228	20,679
Transfers into Level 3(d)	–	1,934,600	1,934,600
Transfers out of Level 3(d)	–	(16,239,357)	(16,239,357)
Ending Balance 3/31/2019	$ 3,236,250	$ 26,287,059	$ 29,523,309

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2019, which were valued using significant unobservable inputs, was $20,679. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2019.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2019. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.57% of total net assets at the six months ended March 31, 2019. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
LOW DURATION FUND
The following table displays a summary of the fair value hierarchy measurements of the Low Duration Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the
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Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 8,280,790	$ 8,280,790	$ —	$ —
U.S. Government Agencies	1,213,037	—	1,213,037	—
Other Government	20,024	—	20,024	—
Mortgage Backed	1,763,083	—	1,763,083	—
Asset Backed Securities	7,916,335	—	7,816,336	99,999
Corporate Bonds	13,212,460	—	13,212,460	—
Municipal Bonds	364,038	—	364,038	—
Short-Term Investments	3,920,359	3,920,359	—	—
Total Investments in Securities	$ 36,690,126	$ 12,201,149	$ 24,388,978	$ 99,999(a)
Total Assets	$ 36,690,126	$ 12,201,149	$ 24,388,978	$99,999

(a)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2019.

	FAIR VALUE AT March 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Other Asset Backed	$ 99,999	Recent trade	Trade price	$99.99865/(N/A)
Total	$ 99,999
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2019 is as follows:
	ASSET BACKED SECURITIES	TOTAL (b)
Beginning Balance 9/30/2018	$ 69,650	$ 69,650
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	–	–
Gross Purchases	99,999	99,999
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)	–	–
Transfers into Level 3(a)	–	–
Transfers out of Level 3(a)	(69,650)	(69,650)
Ending Balance 3/31/2019	$ 99,999	$ 99,999

(a)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2019. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(b)	Level 3 investments represent 0.29% of total net assets at the six months ended March 31, 2019. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, a Fund pays the Advisor a management fee based on the average daily net assets of a Fund at an annual rate as shown in the following table:
Semi-Annual Reports  |  51

Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
Management Fee Schedule
GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $1 Billion	0.400%
Next $1 billion	0.325	Next $500 million	0.450	Next $500 million	0.300
Over $2 billion	0.275	Next $500 million	0.400	Next $500 million	0.250
		Next $500 million	0.350	Over $2 billion	0.225
		Over $2 billion	0.275
The Government Fund’s effective management fee for the six months ended March 31, 2019 was 0.375% of the Fund’s average daily net assets.
The Income Fund’s effective management fee for the six months ended March 31, 2019 was 0.334% of the Fund’s average daily net assets.
The Low Duration Fund’s effective management fee for the six months ended March 31, 2019 was 0.40% of the Fund’s average daily net assets (before applicable management fee waiver of $35,071).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative service fees incurred by each class of shares of the Funds for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2019, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges from redemptions of Class C shares as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Commissions	$ 157	$ 1,466	$ 86
CDSC fees	$ —	$ 5,689	$ —
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Funds for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares.
Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statements of Operations.
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Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Government Fund: Class R3 shares, 0.99%; Class R4 shares, 0.99%; Class R5 shares, 0.67%; Income Fund: Class I shares, 0.49%; Class R3 shares, 0.99%; Class R4 shares, 0.99%; Class R5 shares, 0.49%; Class R6 shares, 0.42%; Low Duration Fund: Class A shares, 0.70%, Class I shares, 0.50%). The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor retains the right to be repaid by the Funds for fee waivers and expense reimbursements if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually reimbursed certain class specific expenses, administration fees, distribution fees and voluntarily waived Fund level investment advisory fees as follows:
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Contractual:
Class A	$ —	$ —	$ 28,490
Class C	$ —	$ —	$ —
Class I	$ —	$ 255,117	$ 22,740
Class R3	$ 19,769	$ 40,265	$ —
Class R4	$ 10,113	$ 18,185	$ —
Class R5	$ 7,213	$ 55,065	$ —
Class R6	$ —	$ 7,890	$ —
	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Voluntary:
Class A	$ —	$ —	$ 8,487
Class C	$ 375	$ —	$ —
Class I	$ —	$ —	$ 26,584
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately 7.54%, 0.08% and 26.32% for the Government Fund, Income Fund and Low Duration Fund, respectively.
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Government Fund had no such transactions with affiliated funds. The Income Fund had transactions of $2,173,375 in purchases. The Low Duration Fund had transactions of $2,173,375 in sales generating realized gains of $25,675.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Low Duration Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$3,393,011	$24,324,910	$(23,797,562)	$-	$-	$3,920,359	$57,191
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
Semi-Annual Reports  |  53

Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
GOVERNMENT FUND
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,424,148	$ 18,163,998	1,099,905	$ 14,065,102
Shares issued to shareholders in reinvestment of dividends	41,384	529,594	93,726	1,200,485
Shares repurchased	(1,753,680)	(22,437,966)	(2,215,498)	(28,398,749)
Net decrease	(288,148)	$ (3,744,374)	(1,021,867)	$ (13,133,162)
Class C Shares
Shares sold	255,344	$ 3,278,331	166,565	$ 2,149,930
Shares issued to shareholders in reinvestment of dividends	8,562	110,214	28,965	373,400
Shares repurchased	(390,932)	(5,022,967)	(1,314,476)	(16,915,456)
Net decrease	(127,026)	$ (1,634,422)	(1,118,946)	$ (14,392,126)
Class I Shares
Shares sold	1,296,220	$ 16,553,999	4,630,618	$ 59,387,148
Shares issued to shareholders in reinvestment of dividends	66,165	846,787	148,236	1,898,568
Shares repurchased	(1,498,818)	(19,111,859)	(5,720,914)	(73,314,515)
Net decrease	(136,433)	$ (1,711,073)	(942,060)	$ (12,028,799)
Class R3 Shares
Shares sold	117,976	$ 1,506,682	158,351	$ 2,034,020
Shares issued to shareholders in reinvestment of dividends	4,363	55,879	10,523	134,890
Shares repurchased	(108,954)	(1,390,727)	(292,383)	(3,748,897)
Net increase (decrease)	13,385	$ 171,834	(123,509)	$ (1,579,987)
Class R4 Shares
Shares sold	44,677	$ 571,289	52,835	$ 677,337
Shares issued to shareholders in reinvestment of dividends	1,247	15,963	3,429	43,918
Shares repurchased	(71,463)	(913,885)	(117,232)	(1,503,274)
Net decrease	(25,539)	$ (326,633)	(60,968)	$ (782,019)
Class R5 Shares
Shares sold	8,054	$ 103,110	42,582	$ 548,472
Shares issued to shareholders in reinvestment of dividends	441	5,651	2,303	29,698
Shares repurchased	(11,421)	(146,374)	(310,027)	(4,008,905)
Net decrease	(2,926)	$ (37,613)	(265,142)	$ (3,430,735)
INCOME FUND
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	5,769,239	$ 76,307,878	12,078,839	$ 160,306,743
Shares issued to shareholders in reinvestment of dividends	552,552	7,309,168	1,178,150	15,633,345
Shares repurchased	(12,374,028)	(163,557,015)	(27,847,379)	(369,477,251)
Net decrease	(6,052,237)	$ (79,939,969)	(14,590,390)	$ (193,537,163)
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Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
INCOME FUND (Continued)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	1,492,720	$ 19,659,293	3,244,802	$ 43,127,640
Shares issued to shareholders in reinvestment of dividends	332,678	4,393,650	698,398	9,250,695
Shares repurchased	(6,519,586)	(86,037,606)	(12,824,015)	(169,829,813)
Net decrease	(4,694,188)	$ (61,984,663)	(8,880,815)	$ (117,451,478)
Class I Shares
Shares sold	70,022,750	$ 924,702,501	117,645,362	$ 1,562,648,935
Shares issued to shareholders in reinvestment of dividends	3,476,672	46,020,737	5,803,751	76,986,129
Shares repurchased	(56,765,449)	(749,228,727)	(83,909,122)	(1,113,109,315)
Net increase	16,733,973	$ 221,494,511	39,539,991	$ 526,525,749
Class R3 Shares
Shares sold	2,683,567	$ 35,394,359	3,135,687	$ 41,637,292
Shares issued to shareholders in reinvestment of dividends	76,559	1,013,010	130,756	1,735,498
Shares repurchased	(3,915,696)	(51,830,024)	(3,753,356)	(49,813,844)
Net decrease	(1,155,570)	$ (15,422,655)	(486,913)	$ (6,441,054)
Class R4 Shares
Shares sold	250,851	$ 3,305,437	200,886	$ 2,665,572
Shares issued to shareholders in reinvestment of dividends	4,438	58,717	6,258	82,958
Shares repurchased	(134,832)	(1,776,602)	(204,900)	(2,710,717)
Net increase	120,457	$ 1,587,552	2,244	$ 37,813
Class R5 Shares
Shares sold	4,997,003	$ 65,775,421	3,375,058	$ 44,760,496
Shares issued to shareholders in reinvestment of dividends	127,460	1,685,282	187,976	2,492,025
Shares repurchased	(6,014,785)	(79,465,848)	(2,480,942)	(32,932,756)
Net increase (decrease)	(890,322)	$ (12,005,145)	1,082,092	$ 14,319,765
Class R6 Shares
Shares sold	2,233,369	$ 29,472,826	2,493,017	$ 33,131,663
Shares issued to shareholders in reinvestment of dividends	42,673	565,972	25,652	339,948
Shares repurchased	(1,729,216)	(22,907,587)	(333,838)	(4,435,942)
Net increase	546,826	$ 7,131,211	2,184,831	$ 29,035,669
LOW DURATION FUND
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	435,971	$ 5,352,953	262,967	$ 3,246,041
Shares issued to shareholders in reinvestment of dividends	8,002	98,610	10,348	127,521
Shares repurchased	(319,003)	(3,927,781)	(218,266)	(2,690,124)
Net increase	124,970	$ 1,523,782	55,049	$ 683,438
Semi-Annual Reports  |  55

Notes to Financial Statements, Continued
March 31, 2019 (Unaudited)
LOW DURATION FUND (Continued)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	2,063,442	$ 25,419,513	1,058,651	$ 13,051,377
Shares issued to shareholders in reinvestment of dividends	24,362	300,134	23,119	284,692
Shares repurchased	(1,858,005)	(22,946,519)	(265,402)	(3,272,812)
Net increase	229,799	$ 2,773,128	816,368	$ 10,063,257
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $45,310,911 and $53,248,256, respectively.
The Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $1,160,952,877 and $999,952,063, respectively.
The Low Duration Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $23,541,156 and $14,209,199, respectively.
OTHER NOTES
Risks: Each Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment risk, credit risk, market and economic risk, liquidity risk, structured products risk and, in the case of Income Fund and Low Duration Fund, risks affecting specific issuers and foreign investment risk. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in the Funds.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
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Semi-Annual Reports  |  57

Financial Highlights
Thornburg Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 12.69	0.08	0.26	0.34	(0.10)	—	(0.10)	$ 12.93
2018 (b)	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	(0.22)	$ 12.69
2017 (b)	$ 13.25	0.14	(0.20)	(0.06)	(0.18)	—	(0.18)	$ 13.01
2016 (b)(e)	$ 13.26	0.14	0.05	0.19	(0.20)	—	(0.20)	$ 13.25
2015 (b)	$ 13.27	0.15	0.06	0.21	(0.22)	—	(0.22)	$ 13.26
2014 (b)	$ 13.36	0.19	(0.02)	0.17	(0.26)	—	(0.26)	$ 13.27
CLASS C SHARES
2019 (c)	$ 12.77	0.06	0.26	0.32	(0.08)	—	(0.08)	$ 13.01
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	(0.18)	$ 12.77
2017	$ 13.33	0.10	(0.20)	(0.10)	(0.14)	—	(0.14)	$ 13.09
2016	$ 13.34	0.11	0.04	0.15	(0.16)	—	(0.16)	$ 13.33
2015	$ 13.35	0.12	0.06	0.18	(0.19)	—	(0.19)	$ 13.34
2014	$ 13.45	0.15	(0.02)	0.13	(0.23)	—	(0.23)	$ 13.35
CLASS I SHARES
2019 (c)	$ 12.69	0.10	0.26	0.36	(0.12)	—	(0.12)	$ 12.93
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	(0.26)	$ 12.69
2017	$ 13.26	0.18	(0.20)	(0.02)	(0.23)	—	(0.23)	$ 13.01
2016	$ 13.26	0.19	0.05	0.24	(0.24)	—	(0.24)	$ 13.26
2015	$ 13.27	0.19	0.06	0.25	(0.26)	—	(0.26)	$ 13.26
2014	$ 13.36	0.23	(0.02)	0.21	(0.30)	—	(0.30)	$ 13.27
CLASS R3 SHARES
2019 (c)	$ 12.70	0.08	0.26	0.34	(0.10)	—	(0.10)	$ 12.94
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	(0.21)	$ 12.70
2017	$ 13.26	0.13	(0.19)	(0.06)	(0.18)	—	(0.18)	$ 13.02
2016	$ 13.27	0.14	0.04	0.18	(0.19)	—	(0.19)	$ 13.26
2015	$ 13.28	0.14	0.06	0.20	(0.21)	—	(0.21)	$ 13.27
2014	$ 13.37	0.18	(0.02)	0.16	(0.25)	—	(0.25)	$ 13.28
CLASS R4 SHARES
2019 (c)	$ 12.69	0.08	0.26	0.34	(0.10)	—	(0.10)	$ 12.93
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	(0.21)	$ 12.69
2017	$ 13.25	0.12	(0.19)	(0.07)	(0.17)	—	(0.17)	$ 13.01
2016	$ 13.26	0.14	0.04	0.18	(0.19)	—	(0.19)	$ 13.25
2015	$ 13.27	0.13	0.08	0.21	(0.22)	—	(0.22)	$ 13.26
2014 (g)	$ 13.36	0.14	(0.03)	0.11	(0.20)	—	(0.20)	$ 13.27
CLASS R5 SHARES
2019 (c)	$ 12.70	0.10	0.26	0.36	(0.12)	—	(0.12)	$ 12.94
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	(0.25)	$ 12.70
2017	$ 13.28	0.18	(0.21)	(0.03)	(0.23)	—	(0.23)	$ 13.02
2016	$ 13.27	0.17	0.07	0.24	(0.23)	—	(0.23)	$ 13.28
2015	$ 13.27	0.19	0.07	0.26	(0.26)	—	(0.26)	$ 13.27
2014	$ 13.36	0.21	— (h)	0.21	(0.30)	—	(0.30)	$ 13.27

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was February 1, 2014.
(h)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
58  |  Semi-Annual Reports

Financial Highlights, Continued
Thornburg Limited Term U.S. Government Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

1.31 (d)	0.89 (d)	0.89 (d)	0.89 (d)	2.70	20.94	$ 67,246
1.42	0.91	0.91	0.91	(0.77)	5.93	$ 69,634
1.03	0.93	0.93	0.93	(0.43)	11.05	$ 84,674
1.08	0.91	0.91	0.91	1.41	9.78	$ 111,874
1.15	0.92	0.92	0.92	1.62	14.15	$ 104,933
1.41	0.93	0.93	0.94	1.30	8.14	$ 132,916

0.95 (d)	1.24 (d)	1.24 (d)	1.24 (d)	2.51	20.94	$ 18,411
1.10	1.23	1.23	1.23	(1.08)	5.93	$ 19,686
0.73	1.23	1.23	1.24	(0.72)	11.05	$ 34,821
0.81	1.19	1.19	1.20	1.13	9.78	$ 48,369
0.88	1.20	1.20	1.21	1.34	14.15	$ 46,777
1.14	1.19	1.19	1.20	0.96	8.14	$ 51,001

1.57 (d)	0.62 (d)	0.62 (d)	0.62 (d)	2.84	20.94	$ 132,667
1.73	0.60	0.60	0.60	(0.47)	5.93	$ 131,898
1.36	0.60	0.60	0.60	(0.18)	11.05	$ 147,464
1.43	0.57	0.57	0.57	1.83	9.78	$ 144,437
1.45	0.62	0.62	0.62	1.93	14.15	$ 112,853
1.73	0.61	0.61	0.61	1.62	8.14	$ 69,309

1.21 (d)	0.99 (d)	0.99 (d)	1.42 (d)	2.65	20.94	$ 9,383
1.34	0.99	0.99	1.45	(0.85)	5.93	$ 9,036
1.00	0.97	0.97	1.40	(0.47)	11.05	$ 10,871
1.03	0.98	0.98	1.30	1.34	9.78	$ 28,036
1.09	0.99	0.99	1.35	1.55	14.15	$ 16,320
1.35	0.99	0.99	1.31	1.23	8.14	$ 13,748

1.20 (d)	0.99 (d)	0.99 (d)	1.87 (d)	2.65	20.94	$ 2,227
1.35	0.99	0.99	1.75	(0.85)	5.93	$ 2,509
0.96	0.99	0.99	1.95	(0.49)	11.05	$ 3,365
1.04	0.99	0.99	2.71	1.33	9.78	$ 2,097
1.00	0.99	0.99	17.30 (f)	1.55	14.15	$ 706
1.57 (d)	0.99 (d)	0.99 (d)	64.66 (d)(f)	0.78	8.14	$ 15

1.53 (d)	0.67 (d)	0.67 (d)	2.90 (d)	2.81	20.94	$ 636
1.60	0.65	0.65	1.94	(0.52)	5.93	$ 661
1.40	0.58	0.58	1.21	(0.23)	11.05	$ 4,131
1.30	0.67	0.67	2.05	1.80	9.78	$ 570
1.40	0.67	0.67	2.02	1.95	14.15	$ 2,170
1.59	0.67	0.67	2.87	1.56	8.14	$ 1,859
Semi-Annual Reports  |  59

Financial Highlights
Thornburg Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 13.16	0.16	0.24	0.40	(0.17)	—	(0.17)	$ 13.39
2018 (b)	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	(0.29)	$ 13.16
2017 (b)	$ 13.51	0.24	(0.07)	0.17	(0.24)	—	(0.24)	$ 13.44
2016 (b)	$ 13.32	0.24	0.20	0.44	(0.25)	—	(0.25)	$ 13.51
2015 (b)	$ 13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$ 13.32
2014 (b)	$ 13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$ 13.49
CLASS C SHARES
2019 (c)	$ 13.14	0.15	0.23	0.38	(0.15)	—	(0.15)	$ 13.37
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	(0.26)	$ 13.14
2017	$ 13.49	0.21	(0.06)	0.15	(0.22)	—	(0.22)	$ 13.42
2016	$ 13.30	0.21	0.20	0.41	(0.22)	—	(0.22)	$ 13.49
2015	$ 13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$ 13.30
2014	$ 13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$ 13.47
CLASS I SHARES
2019 (c)	$ 13.16	0.18	0.24	0.42	(0.19)	—	(0.19)	$ 13.39
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	(0.33)	$ 13.16
2017	$ 13.52	0.29	(0.08)	0.21	(0.29)	—	(0.29)	$ 13.44
2016	$ 13.33	0.29	0.20	0.49	(0.30)	—	(0.30)	$ 13.52
2015	$ 13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$ 13.33
2014	$ 13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$ 13.49
CLASS R3 SHARES
2019 (c)	$ 13.17	0.15	0.24	0.39	(0.16)	—	(0.16)	$ 13.40
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	(0.27)	$ 13.17
2017	$ 13.52	0.22	(0.06)	0.16	(0.23)	—	(0.23)	$ 13.45
2016	$ 13.33	0.23	0.20	0.43	(0.24)	—	(0.24)	$ 13.52
2015	$ 13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$ 13.33
2014	$ 13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$ 13.50
CLASS R4 SHARES
2019 (c)	$ 13.16	0.15	0.23	0.38	(0.16)	—	(0.16)	$ 13.38
2018	$ 13.43	0.26	(0.26)	— (e)	(0.27)	—	(0.27)	$ 13.16
2017	$ 13.51	0.22	(0.07)	0.15	(0.23)	—	(0.23)	$ 13.43
2016	$ 13.32	0.23	0.20	0.43	(0.24)	—	(0.24)	$ 13.51
2015	$ 13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$ 13.32
2014 (f)	$ 13.42	0.18	0.07	0.25	(0.19)	—	(0.19)	$ 13.48
CLASS R5 SHARES
2019 (c)	$ 13.16	0.18	0.23	0.41	(0.18)	—	(0.18)	$ 13.39
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	(0.31)	$ 13.16
2017	$ 13.51	0.27	(0.07)	0.20	(0.27)	—	(0.27)	$ 13.44
2016	$ 13.32	0.27	0.20	0.47	(0.28)	—	(0.28)	$ 13.51
2015	$ 13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$ 13.32
2014	$ 13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$ 13.49
CLASS R6 SHARES
2019 (c)	$ 13.19	0.19	0.23	0.42	(0.19)	—	(0.19)	$ 13.42
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	(0.34)	$ 13.19
2017 (h)	$ 13.40	0.15	0.11	0.26	(0.20)	—	(0.20)	$ 13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Total from investment operations was less than $0.01 per share.
(f)	Effective date of this class of shares was February 1, 2014.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Effective date of this class of shares was April 10, 2017.
+	Based on weighted average shares outstanding.
See notes to financial statements.
60  |  Semi-Annual Reports

Financial Highlights, Continued
Thornburg Limited Term Income Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

2.48 (d)	0.83 (d)	0.83 (d)	0.83 (d)	3.04	21.25	$ 611,263
2.12	0.84	0.84	0.84	0.09	33.62	$ 680,473
1.76	0.87	0.87	0.87	1.31	26.90	$ 890,990
1.82	0.86	0.86	0.86	3.36	20.56	$ 1,111,441
1.94	0.87	0.87	0.87	1.27	18.71	$ 977,470
2.15	0.89	0.89	0.89	3.61	29.41	$ 906,708

2.28 (d)	1.04 (d)	1.04 (d)	1.04 (d)	2.93	21.25	$ 384,188
1.91	1.05	1.05	1.05	(0.13)	33.62	$ 439,305
1.56	1.08	1.08	1.08	1.10	26.90	$ 567,771
1.59	1.08	1.08	1.08	3.13	20.56	$ 667,680
1.71	1.10	1.10	1.10	1.04	18.71	$ 611,555
1.92	1.11	1.11	1.11	3.46	29.41	$ 593,658

2.80 (d)	0.52 (d)	0.52 (d)	0.53 (d)	3.20	21.25	$ 3,974,144
2.46	0.51	0.51	0.51	0.41	33.62	$ 3,685,859
2.14	0.50	0.50	0.50	1.61	26.90	$ 3,232,277
2.17	0.50	0.50	0.50	3.73	20.56	$ 2,792,249
2.29	0.52	0.52	0.52	1.71	18.71	$ 1,982,536
2.49	0.54	0.54	0.54	3.98	29.41	$ 1,578,168

2.32 (d)	0.99 (d)	0.99 (d)	1.08 (d)	2.95	21.25	$ 74,349
1.98	0.99	0.99	1.09	(0.06)	33.62	$ 88,298
1.65	0.99	0.99	1.12	1.19	26.90	$ 96,715
1.69	0.98	0.98	1.10	3.23	20.56	$ 104,309
1.82	0.99	0.99	1.11	1.16	18.71	$ 172,992
2.04	0.99	0.99	1.12	3.51	29.41	$ 120,013

2.33 (d)	0.99 (d)	0.99 (d)	1.40 (d)	2.88	21.25	$ 9,713
1.98	0.99	0.99	1.45	0.01	33.62	$ 7,962
1.65	0.99	0.99	1.56	1.11	26.90	$ 8,101
1.70	0.99	0.99	1.97	3.23	20.56	$ 6,328
1.82	0.98	0.98	1.66	1.24	18.71	$ 3,908
1.99 (d)	0.99 (d)	0.99 (d)	61.75 (d)(g)	1.84	29.41	$ 47

2.69 (d)	0.62 (d)	0.62 (d)	0.71 (d)	3.15	21.25	$ 103,386
2.31	0.67	0.67	0.69	0.26	33.62	$ 113,333
1.99	0.65	0.65	0.67	1.53	26.90	$ 101,189
2.05	0.62	0.62	0.72	3.60	20.56	$ 71,864
2.17	0.64	0.64	0.67	1.50	18.71	$ 96,326
2.38	0.64	0.64	0.72	3.86	29.41	$ 16,825

2.88 (d)	0.44 (d)	0.44 (d)	0.48 (d)	3.23	21.25	$ 37,425
2.62	0.45	0.45	0.57	0.56	33.62	$ 29,568
2.28 (d)	0.45 (d)	0.45 (d)	24.38 (d)(g)	1.92	26.90	$ 770
Semi-Annual Reports  |  61

Financial Highlights
Thornburg Low Duration Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 12.29	0.14	0.11	0.25	(0.14)	—	(0.14)	$ 12.40
2018 (b)	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	(0.22)	$ 12.29
2017 (b)	$ 12.46	0.16	(0.03)	0.13	(0.17)	—	(0.17)	$ 12.42
2016 (b)	$ 12.38	0.11	0.09	0.20	(0.12)	—	(0.12)	$ 12.46
2015 (b)	$ 12.38	0.08	— (e)	0.08	(0.08)	—	(0.08)	$ 12.38
2014 (b)(f)	$ 12.31	0.08	0.08	0.16	(0.09)	—	(0.09)	$ 12.38
CLASS I SHARES
2019 (c)	$ 12.28	0.15	0.11	0.26	(0.15)	—	(0.15)	$ 12.39
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	(0.25)	$ 12.28
2017	$ 12.45	0.18	(0.03)	0.15	(0.19)	—	(0.19)	$ 12.41
2016	$ 12.37	0.14	0.08	0.22	(0.14)	—	(0.14)	$ 12.45
2015	$ 12.38	0.11	(0.01)	0.10	(0.11)	—	(0.11)	$ 12.37
2014 (f)	$ 12.31	0.11	0.07	0.18	(0.11)	—	(0.11)	$ 12.38

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(f)	Fund commenced operations on December 30, 2013.
+	Based on weighted average shares outstanding.
See notes to financial statements.
62  |  Semi-Annual Reports

Financial Highlights, Continued
Thornburg Low Duration Income Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

2.25 (d)	0.70 (d)	0.70 (d)	1.55 (d)	2.04	46.50	$ 8,751
1.75	0.70	0.70	1.82	0.75	20.93	$ 7,140
1.30	0.65	0.65	1.77	1.03	34.79	$ 6,532
0.89	0.69	0.69	1.74	1.60	42.99	$ 10,235
0.67	0.70	0.70	2.10	0.68	29.22	$ 9,940
0.92 (d)	0.62 (d)	0.61 (d)	3.14 (d)	1.33	23.70	$ 6,678

2.43 (d)	0.50 (d)	0.50 (d)	0.86 (d)	2.14	46.50	$ 25,790
1.96	0.50	0.50	1.09	0.95	20.93	$ 22,748
1.46	0.50	0.50	1.03	1.19	34.79	$ 12,854
1.15	0.48	0.48	1.18	1.81	42.99	$ 17,106
0.87	0.50	0.50	1.89	0.80	29.22	$ 8,056
1.19 (d)	0.41 (d)	0.41 (d)	3.19 (d)	1.48	23.70	$ 3,698
Semi-Annual Reports  |  63

Expense Example
March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES
Actual	$1,000.00	$1,027.04	$4.50
Hypothetical*	$1,000.00	$1,020.49	$4.48
CLASS C SHARES
Actual	$1,000.00	$1,025.14	$6.26
Hypothetical*	$1,000.00	$1,018.75	$6.24
CLASS I SHARES
Actual	$1,000.00	$1,028.41	$3.14
Hypothetical*	$1,000.00	$1,021.84	$3.13
CLASS R3 SHARES
Actual	$1,000.00	$1,026.51	$5.00
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R4 SHARES
Actual	$1,000.00	$1,026.51	$5.00
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R5 SHARES
Actual	$1,000.00	$1,028.15	$3.39
Hypothetical*	$1,000.00	$1,021.59	$3.38
LIMITED TERM INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$1,030.36	$4.20
Hypothetical*	$1,000.00	$1,020.79	$4.18
CLASS C SHARES
Actual	$1,000.00	$1,029.34	$5.26
Hypothetical*	$1,000.00	$1,019.75	$5.24
CLASS I SHARES
Actual	$1,000.00	$1,031.97	$2.63
Hypothetical*	$1,000.00	$1,022.34	$2.62
CLASS R3 SHARES
Actual	$1,000.00	$1,029.54	$5.01
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R4 SHARES
Actual	$1,000.00	$1,028.78	$5.01
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R5 SHARES
Actual	$1,000.00	$1,031.49	$3.14
Hypothetical*	$1,000.00	$1,021.84	$3.13
CLASS R6 SHARES
Actual	$1,000.00	$1,032.33	$2.23
Hypothetical*	$1,000.00	$1,022.74	$2.22
LOW DURATION INCOME FUND
CLASS A SHARES
Actual	$1,000.00	$1,020.36	$3.53
Hypothetical*	$1,000.00	$1,021.44	$3.53
CLASS I SHARES
Actual	$1,000.00	$1,021.37	$2.52
Hypothetical*	$1,000.00	$1,022.44	$2.52

†	Thornburg Limited Term U.S. Government Fund Expenses are equal to the annualized expense ratio for each class (A: 0.89%; C: 1.24%; I: 0.62%; R3: 0.99%; R4: 0.99%; R5: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.83%; C: 1.04%; I: 0.52%; R3: 0.99%; R4: 0.99%; R5: 0.62%; R6: 0.44%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Low Duration Income Fund Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.50%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

64  |  Semi-Annual Reports

Other Information
March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Reports  |  65

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
66  |  Semi-Annual Reports

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Reports  |  67

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH174

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Strategic Income Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
April 4, 2019
Dear Fellow Shareholder:
We are pleased to present the semi-annual report for the Thornburg Strategic Income Fund for the six-month period ended March 31, 2019. The Fund’s total return of 2.81% (Class I shares) over the period lagged in comparison with the longer duration benchmark, the Bloomberg Barclays U.S. Universal Bond Index, which returned 4.53%. During the same period, the blended index of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index produced a 3.29% total return. While the Fund has underperformed in the reporting period, it has produced meaningful outperformance versus both benchmarks on a three-year basis to the tune of 277 and 162 basis point respectively. Annualized performance since its December 2007 inception through the end of March amounted to 6.22%.
The latter part of 2018 represented a major shift in market sentiment across asset classes. The U.S. Treasury 10-year yield peaked in early November, but investor fears surrounding trade tensions, weakening global economic data, Brexit and a hawkish U.S. Federal Reserve caused investors to shun risk assets as the year drew to a close. By the end of 2018, interest rates fell back toward their early 2018 lows. As the calendar year ended, we commented that we were likely to find ourselves in the latter stages of the economic cycle. That global growth had slowed and become less synchronized should not have come as a surprise to investors. In fact, the step-down in growth could have been viewed as a normal process, as individual economies across the globe moved toward more sustainable growth pathways. The weakening data were certainly worrisome, but still consistent with near potential growth. We continue to watch economic developments carefully and don’t expect a global recession in the near term.
Rising market volatility in the fourth quarter 2018 largely suggested that investors feared a tilt away from global monetary policy coordination and the less predictable, and potentially uneven, economic results that were likely to follow. Despite investor anxiety, rising global frictions and waning business confidence, central banks continued to adjust policy away from accommodation. The Fed led the punchbowl withdrawal with a series of rate hikes and simultaneous balance sheet shrinkage. The Fed ultimately stayed the course and hiked rates in December, but the median forecast for 2019 fell from three hikes to two in a presciently dovish signal.
Then in early January, Fed Chairman Jerome Powell retreated from further planned interest rate hikes in the months ahead, creating downside pressure for rates, and reinvigorating risk assets across the globe. Additionally, the Federal Open Markets Committee’s decision to end balance sheet normalization toward the end of 2019 accelerated the downward move in rates, further buoying markets. The apparent retreat allowed other central bankers around the globe to abandon rate hike plans, though most cited weakening global growth as their rationale. Meanwhile, general underlying economic fundamentals did not materially deteriorate. The combination of accommodative central banks and more stable economic data resulted in one of the strongest quarters for risk assets on record. For example,

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 877-215-1330. There is no up-front sales charge for class I shares.
The total annual operating expenses for Class I shares of the Fund are 0.91%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in a net expense ratio of 0.60%. For more detailed information on fund expenses and waivers/reimbursements, please see the fund’s prospectus.
high yield bonds, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, returned 7.3% during the first quarter of 2019 alone. As is often the case, short-term market reactions moved far beyond what fundamentals imply. We believe this time is no different, with rates having first moved too high too quickly, and then falling too far too fast. Similar comments could be made with respect to equity and credit markets.
In December and January, we welcomed the volatility, which has presented an opportunity in select names that we have been following but had generally passed on or remained light in due to the tightness of spreads. As volatility increased, we were able to pick up more attractively priced bonds on sale across multiple sectors and credit profiles. We did not make a wholesale shift in the portfolio toward risk, though, and largely remain defensive today, with a lower allocation to high yield than in the recent past. In our view, the key to a successful credit portfolio is balancing competing variables into an optimal combination that meets overall objectives. At times, this means reducing risk in portfolios when not properly compensated. This can mean slight underperformance during periods when investors jump head first into risk assets, despite increasing perils.
Today, outside of general market consensus, we remain positioned more for future rate hikes as opposed to future rate cuts. We believe further volatility is likely, with market swings particularly asymmetric for high-quality, longer-duration assets. If the economic environment remains stable or improves, we believe the Fed will once again turn a bit more hawkish and rates will have room to rise while credit doesn’t have much room to compress. In the event the environment worsens, credit has lots of room to move wider while rates are already subdued. Again, taking potential volatility out of portfolios in both credit and rates makes sense while the cost of doing so is currently minimal.
The market is not without opportunity, however. We still believe there is value to be had investing in consumer balance sheets. From senior tranches of non-agency mortgage-backed securities to select secured consumer loans (i.e. secured by houses), attractive investment options can be found. We aim for positions in the capital structure that can reduce our credit risk and the underlying borrowers’ incentives and ability to refinance, minimizing prepayment activity and making for an attractive

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
opportunity. Other consumer related securities interest us as well. Refinanced student loans serve as an example; the student loan pools that interest us represent borrowers who graduated from top graduate programs, often from medical or law programs, occupations that exhibit lower volatility during downturns. These borrowers have been making payments on prior student loans for several years before refinancing and on average earn $150,000-$200,000 per year. These young adults are employable and have sufficient income to service debt, representing a less risky proposition in a market that has recently shown fragility.
We believe our unique approach and structure offers our investors an edge in this strange and tumultuous environment. Over time, we believe our results bear this out. On a three-year rolling basis over the life of the Fund we’ve managed to outperform both the Morningstar Multisector Bond category and Non-Traditional Bond Category 100% of the time, a period that included several different market episodes, both risk on and risk off.
Thank you for investing alongside us in the Thornburg Strategic Income Fund.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director	Lon R. Erickson, cfa Portfolio Manager Managing Director

Christian Hoffmann, cfa Portfolio Manager Managing Director	Jeff Klingelhofer, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/19/07)
Without sales charge	3.79%	5.04%	3.02%	8.35%	5.87%
With sales charge	-0.87%	3.45%	2.08%	7.85%	5.45%
Class C Shares (Incep: 12/19/07)
Without sales charge	3.04%	4.32%	2.37%	7.71%	5.25%
With sales charge	2.04%	4.32%	2.37%	7.71%	5.25%
Class I Shares (Incep: 12/19/07)	4.11%	5.42%	3.39%	8.70%	6.22%
Class R3 Shares (Incep: 5/1/12)	3.60%	4.98%	2.95%	-	4.30%
Class R4 Shares (Incep: 2/1/14)	3.61%	4.91%	2.94%	-	3.25%
Class R5 Shares (Incep: 5/1/12)	4.20%	5.44%	3.37%	-	4.68%
Class R6 Shares (Incep: 4/10/17)	4.24%	-	-	-	4.37%
Bloomberg Barclays U.S. Universal Bond Index (Since 12/19/07)	4.53%	2.65%	3.00%	4.36%	4.14%
30-DAY YIELDS, A SHARES (with sales charge)
Annualized Distribution Yield	3.30%
SEC Yield	2.98%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.21%; C shares, 1.96%; I shares, 0.91%; R3 shares, 2.46%; R4 shares, 2.14%; R5 shares, 1.20% and R6 shares, 1.13%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, resulting in net expense ratios of the following: A shares, 1.05%; C shares, 1.80%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The Bloomberg Barclays U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.
The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
High yield bonds may offer higher yields in return for risk exposure.
Morningstar Multisector Bond category portfolios seek income by diversifying their assets among several fixed income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities. These portfolios typically hold 35% to 65% of bond assets in securities that are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.
Morningstar Non-Traditional Bond category. The Non-traditional Bond category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as "absolute return" portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described "unconstrained" portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

6  |  Semi-Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations and income-producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income-producing stocks can be expected to vary over time.
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	60.0%
Asset Backed Securities	17.6%
Bank Loans	3.5%
Common & Preferred Stock	1.2%
U.S. Treasury Securities	0.4%
Other Fixed Income	2.0%
Other Assets Less Liabilities	15.3%
FIXED INCOME CREDIT QUALITY*
*	Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). “NR” = not rated.
TOP TEN INDUSTRY GROUPS
Diversified Financials	8.8%
Energy	6.0%
Materials	4.9%
Telecommunication Services	4.6%
Software & Services	3.8%
Utilities	3.8%
Media & Entertainment	3.6%
Technology Hardware & Equipment	3.1%
Insurance	3.0%
Healthcare Equipment & Services	2.7%

COUNTRY EXPOSURE * (percent of Fund)
United States	65.4%
Canada	2.8%
United Kingdom	1.8%
Germany	1.6%
South Korea	1.4%
China	1.2%
France	1.1%
Japan	0.9%
Bermuda	0.7%
Cayman Islands	0.7%
Sweden	0.7%
Belgium	0.6%
Netherlands	0.6%
Switzerland	0.6%
Mexico	0.5%
Brazil	0.5%
Italy	0.4%
Ireland	0.4%
Guatemala	0.4%
Morocco	0.4%
Jamaica	0.4%
Colombia	0.3%
South Africa	0.3%
Australia	0.3%
Trinidad And Tobago	0.2%
Turkey	0.2%
Barbados	0.2%
Chile	0.2%
Macao	0.2%
Luxembourg	0.1%
Saint Lucia	0.0%**
Panama	0.0%**
Other Assets Less Liabilities	15.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b,c]	Malamute Energy, Inc.,	847	$ 8,893
			8,893
	Total Common Stock (Cost $0)		8,893
	Preferred Stock — 1.2%
	Banks — 0.7%
	Banks — 0.7%
[d,e]	AgriBank FCB, 6.875% (LIBOR 3 Month + 4.23%)	40,000	4,140,000
[d,e]	CoBank ACB, Series F, 6.25% (LIBOR 3 Month + 4.56%)	50,000	5,162,500
			9,302,500
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[a,e]	Crestwood Equity Partners L.P., 9.25%	320,654	2,985,225
			2,985,225
	Miscellaneous — 0.1%
	U.S. Government Agencies — 0.1%
[e]	Farm Credit Bank of Texas, Series 1, 10.00%	1,000	1,125,000
			1,125,000
	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
[f,g]	Centaur Funding Corp., 9.08%, 4/21/2020	2,380	2,509,796
			2,509,796
	Total Preferred Stock (Cost $16,017,996)		15,922,521
	Asset Backed Securities — 17.6%
	Advance Receivables — 0.2%
[h]	New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575%, 10/15/2049	$ 2,500,000	2,492,182
			2,492,182
	Asset-Backed - Finance & Insurance — 0.8%
[h]	Ocwen Master Advance Receivables Trust, Series 2016-T2 2.722%, 8/16/2049	2,000,000	1,996,120
	Upstart Securitization Trust,
[h]	Series 2017-1 6.35%, 6/20/2024	3,000,000	3,059,448
[h]	Series 2018-2 Class B, 4.445%, 12/22/2025	450,000	451,559
[h]	Series 2019-1 Class B, 4.19%, 4/20/2026	5,000,000	5,017,087
			10,524,214
	Auto Receivables — 2.0%
[h]	ACC Trust, Series 2018-1 Class A, 3.70%, 12/21/2020	1,043,629	1,043,326
[h]	American Credit Acceptance Receivables Trust, Series 2016-4 Class C, 2.91%, 2/13/2023	2,279,353	2,276,303
[h]	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A Class A, 2.50%, 7/20/2021	2,900,000	2,887,071
[h]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71%, 5/15/2023	631,971	630,265
[h]	CPS Auto Receivables Trust, Series 2019-1 Class B, 3.58%, 12/16/2024	3,000,000	3,015,543
	Foursight Capital Automobile Receivables Trust,
[h]	Series 2016-1 Class A2, 2.87%, 10/15/2021	898,711	897,944
[h]	Series 2018-1 Class E, 5.56%, 1/16/2024	1,000,000	1,029,204
[h]	Series 2018-2 5.50%, 10/15/2024	1,370,000	1,415,377
[h]	GLS Auto Receivables Trust, Series 2018-2A Class A, 3.25%, 4/18/2022	1,671,212	1,672,379
[h]	Hertz Vehicle Financing II L.P., Series 2015-1A Class A, 2.73%, 3/25/2021	4,000,000	3,986,470
[d,g,h]	OSCAR US Funding Trust VII, LLC, Series 2017-2A Class A2B, 3.143% (LIBOR 1 Month + 0.65%), 11/10/2020	568,368	568,571
[h]	Sierra Auto Receivables Securitization Trust, Series 2016-1A Class B, 6.84%, 1/18/2022	2,948,875	2,971,519
[h]	Skopos Auto Receivables Trust, Series 2018-1A Class A, 3.19%, 9/15/2021	704,224	704,188
[h]	Tesla Auto Lease Trust, Series B, 3.71%, 8/20/2021	2,782,808	2,812,688
[h]	Veros Automobile Receivables Trust, Series 2017-1 Class A, 2.84%, 4/17/2023	404,907	404,114
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
			26,314,962
	Commercial MTG Trust — 1.1%
[h,i]	CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.071%, 4/15/2044	$ 6,200,000	$ 6,460,163
[i]	Citigroup Mortgage Loan Trust, Inc. CMO, Series 2004-HYB2 Class B1, 4.896%, 3/25/2034	50,901	42,834
[h,i]	Credit Suisse Mortgage Trust, Series 2017-HL2 Class A3, 3.50%, 10/25/2047	3,005,274	3,000,806
[d,h]	FREMF Mortgage Trust, Series 2016-KF24 Class B, 7.49% (LIBOR 1 Month + 5.00%), 10/25/2026	943,670	1,010,863
[h,i]	Galton Funding Mortgage Trust CMO, Series 2018-1 Class A43, 3.50%, 11/25/2057	1,608,388	1,606,708
[h,i]	Mello Mortgage Capital Acceptance, Series 2018-MTG1 Class A3, 3.50%, 5/25/2048	2,663,692	2,665,732
			14,787,106
	Credit Card — 0.2%
[h]	Genesis Sales Finance Master Trust, Series 2019-AA 4.68%, 8/20/2023	3,000,000	3,035,546
			3,035,546
	Other Asset Backed — 8.2%
[d,h]	321 Henderson Receivables II, LLC, Series 2006-3A Class A1, 2.684% (LIBOR 1 Month + 0.20%), 9/15/2041	2,003,665	1,918,246
	Avant Loans Funding Trust,
[h]	Series 2017-A, Class B, 3.65%, 9/15/2022	422,044	422,108
[h]	Series 2018-A Class A, 3.09%, 6/15/2021	585,845	585,396
[h]	Series 2019-A Class A, 3.48%, 7/15/2022	3,000,000	2,999,810
[h]	AXIS Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89%, 7/20/2022	3,000,000	3,012,523
[h]	BCC Funding XIV, LLC, Series 2018-1A Class A2, 2.96%, 6/20/2023	1,592,423	1,594,040
[g,h]	CFG Investments Ltd., Series 2017-1 Class A, 7.87%, 11/15/2026	3,000,000	3,026,131
[h,i]	CIM Trust, Series 18-INV1 4.00%, 8/25/2048	1,869,725	1,895,565
[h]	CLUB Credit Trust, Series 2017-P2 Class A, 2.61%, 1/15/2024	608,905	606,447
[h]	Consumer Loan Underlying Bond Credit Trust, Series 2019-A Class A, 3.52%, 4/15/2026	3,031,671	3,031,671
[h]	Credit Suisse ABS Trust, Series 2018-LD1 Class A, 3.42%, 7/25/2024	1,292,419	1,292,327
[h]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70%, 1/21/2031	3,096,612	3,145,192
[g,h]	ECAF I Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	5,484,208	5,427,241
[h]	Engs Commercial Finance Trust, Series 2018-1A Class A1, 2.97%, 2/22/2021	1,191,386	1,190,909
	Foundation Finance Trust,
[h]	Series 2017-1A Class A, 3.30%, 7/15/2033	2,189,252	2,183,931
[h]	Series 2019-1A Class A, 3.86%, 11/15/2034	5,000,000	4,999,225
[g,h]	Global SC Finance II SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	2,533,333	2,510,695
[h]	HERO Funding Trust, Series 2017-2A Class A1, 3.28%, 9/20/2048	3,001,030	2,961,386
	Homeward Opportunities Fund I Trust,
[h,i]	Series 2018-1 Class A1, 3.766%, 6/25/2048	1,639,389	1,656,178
[b,h,i,j]	Series 2019-1 Class A1, 3.454%, 1/25/2059	6,500,000	6,499,912
[f]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	2,000,000	1,000,000
	Marlette Funding Trust,
[h]	Series 2017-2A Class A, 2.39%, 7/15/2024	72,828	72,810
[h]	Series 2018-1A Class A, 2.61%, 3/15/2028	1,438,966	1,435,908
	Nationstar HECM Loan Trust,
[b,h,i]	Series 2018-1A Class A, 2.76%, 2/25/2028	1,217,378	1,214,943
[h,i]	Series 2018-2A Class A, 3.188%, 7/25/2028	990,037	991,622
[b,d,f]	Northwind Holdings, LLC, Series 2007-1A Class A1, 3.406% (LIBOR 3 Month + 0.78%), 12/1/2037	312,500	306,563
[h]	Ocwen Master Advance Receivables Trust, Series 2018-T2 Class AT2, 3.598%, 8/15/2050	3,000,000	3,016,680
[h]	Oportun Funding VI, LLC, Series 2017-A Class A, 3.23%, 6/8/2023	4,000,000	3,996,286
[h]	PFS Financing Corp., Series 2018-B Class A, 2.89%, 2/15/2023	3,000,000	2,989,802
[h]	Prosper Marketplace Issuance Trust, Series 2017-3A Class A, 2.36%, 11/15/2023	149,174	149,031
[h]	Purchasing Power Funding, LLC, Series 2018-A Class A, 3.34%, 8/15/2022	3,000,000	2,993,635
	SBA Tower Trust,
[h]	2.877%, 7/15/2046	2,275,000	2,254,157
[h]	3.156%, 10/10/2045	3,750,000	3,750,177
[b,h]	Scala Funding Co., LLC, Series 2016-1 Class B, 5.21%, 2/15/2021	4,000,000	3,936,000
	SCF Equipment Leasing, LLC,
[h]	Series 2017-2A Class A, 3.41%, 12/20/2023	670,688	671,244
[h]	Series 2018-1A Class A2, 3.63%, 10/20/2024	2,500,036	2,501,326
[h]	Sierra Timeshare Receivables Funding, LLC, Series 2015-2A Class A, 2.43%, 6/20/2032	1,901,047	1,886,006
[h]	Sofi Consumer Loan Program, LLC, Series 2017-3 Class A, 2.77%, 5/25/2026	548,931	548,017
[h]	SolarCity LMC Series I, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	2,323,693	2,403,433
[h]	Solarcity LMC Series II, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	2,629,503	2,680,140
[h]	Sonic Capital, LLC, Series 2016-1A Class A2, 4.472%, 5/20/2046	2,898,912	2,939,616
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
[g,h]	Textainer Marine Containers V Ltd., Series 2017-1A Class A, 3.72%, 5/20/2042	$ 3,843,136	$ 3,863,298
	Towd Point Mortgage Trust,
[h,i]	Series 2018-2 Class A1, 3.25%, 3/25/2058	3,531,581	3,517,614
[h,i]	Series 2018-3 Class A1, 3.75%, 5/25/2058	2,670,916	2,697,888
[h,i]	Series 2018-6 Class A1A, 3.75%, 3/25/2058	2,820,039	2,844,210
[h]	Westgate Resorts, LLC, Series 2016-1A Class A, 3.50%, 12/20/2028	1,053,318	1,054,555
			106,673,894
	Residential MTG Trust — 4.1%
	Angel Oak Mortgage Trust, LLC,
[h,i]	Series 2017-3 Class A1, 2.708%, 11/25/2047	911,355	899,724
[h,i]	Series 2018-1 Class A1, 3.258%, 4/27/2048	1,570,472	1,573,785
[h,i]	Series 2018-2 Class A1, 3.674%, 7/27/2048	2,479,136	2,499,214
	Arroyo Mortgage Trust,
[h,i]	Series 2018-1 Class A1, 3.763%, 4/25/2048	3,366,914	3,437,935
[h,i]	Series 2019-1 Class A1, 3.805%, 1/25/2049	3,929,898	3,934,877
[i]	Bear Stearns ARM Trust CMO, Series 2003-6 Class 2B1, 4.489%, 8/25/2033	60,702	60,021
[h,i]	Citigroup Mortgage Loan Trust CMO, Series 2014-A Class A, 4.00%, 1/25/2035	1,371,912	1,398,721
[h,i]	Finance of America Structured Securities Trust, Series 2018-HB1 3.375%, 9/25/2028	2,988,716	2,987,521
[h,i]	Flagstar Mortgage Trust, Series 2017-1 Class 2A2, 3.00%, 3/25/2047	1,540,199	1,521,796
	JPMorgan Mortgage Trust,
[h,i]	Series 2017-2 Class A6, 3.00%, 5/25/2047	2,328,577	2,301,004
[h,i]	Series 2017-6 Class A5, 3.50%, 12/25/2048	2,580,974	2,589,275
[i]	Merrill Lynch Mortgage Investors Trust CMO, Series 2004-A4 Class M1, 4.076%, 8/25/2034	157,612	145,105
	New Residential Mortgage Loan Trust CMO,
[h,i]	Series 2017-3A Class A1, 4.00%, 4/25/2057	2,704,229	2,752,450
[h,i]	Series 2017-4A Class A1, 4.00%, 5/25/2057	2,569,714	2,626,810
[h,i]	Series 2018-NQM1 3.986%, 11/25/2048	3,680,286	3,772,921
	New Residential Mortgage Loan Trust,
[h,i]	Series 2017-5A Class A1, 3.986% (LIBOR 1 Month + 1.50%), 6/25/2057	1,842,433	1,873,019
[h,i]	Series 2017-6A Class A1, 4.00%, 8/27/2057	1,099,277	1,116,955
[h,i]	Series 2018-1A Class A1A, 4.00%, 12/25/2057	2,005,107	2,036,862
[h,i]	Series 2018-RPL1 Class A1, 3.50%, 12/25/2057	2,638,013	2,646,456
	Sequoia Mortgage Trust CMO,
[h,i]	Series 2017-4 Class A4, 3.50%, 7/25/2047	1,508,451	1,514,815
[h,i]	Series 2017-5 Class A4, 3.50%, 8/25/2047	3,287,926	3,290,594
	Verus Securitization Trust CMO,
[h,i]	Series 2017-2A Class A1, 2.485%, 7/25/2047	2,067,937	2,031,095
[h,i]	Series 2018-3 Class A1, 4.108%, 10/25/2058	2,707,119	2,747,165
[h,i]	Verus Securitization Trust, Series 2018-2 Class A1, 3.677%, 6/1/2058	3,213,112	3,245,470
			53,003,590
	Student Loan — 1.0%
[h]	Commonbond Student Loan Trust, Series 18-CGS 3.87%, 2/25/2046	2,884,472	2,941,321
[h]	Earnest Student Loan Program, LLC, Series 2016-C Class A2, 2.68%, 7/25/2035	1,443,780	1,447,833
[d,h]	Nelnet Student Loan Trust, Series 2016-A Class A1A, 4.236% (LIBOR 1 Month + 1.75%), 12/26/2040	1,851,863	1,846,001
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 3.521% (LIBOR 3 Month + 0.75%), 4/25/2023	1,022,929	1,016,208
[d]	Series 2008-5 Class A4, 4.471% (LIBOR 3 Month + 1.70%), 7/25/2023	1,570,799	1,587,090
[d]	Series 2012-1 Class A3, 3.436% (LIBOR 1 Month + 0.95%), 9/25/2028	2,655,525	2,645,991
	SoFi Professional Loan Program, LLC,
[h]	Series 2014-A Class A2, 3.02%, 10/25/2027	718,559	717,817
[d,h]	Series 2014-B Class A1, 3.736% (LIBOR 1 Month + 1.25%), 8/25/2032	596,002	598,652
			12,800,913
	Total Asset Backed Securities (Cost $230,761,800)		229,632,407
	Corporate Bonds — 58.6%
	Automobiles & Components — 1.0%
	Auto Components — 0.1%
[g,h]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	2,030,028
	Automobiles — 0.9%
[h]	Daimler Finance North America, LLC 3.75%, 11/5/2021	3,000,000	3,052,559
10   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
[h]	Hyundai Capital America, 3.95%, 2/1/2022	$ 2,000,000	$ 2,028,627
[g,h]	Hyundai Capital Services, Inc., 3.75%, 3/5/2023	3,000,000	3,034,471
	Nissan Motor Acceptance Corp.,
[d,h]	3.287% (LIBOR 3 Month + 0.69%), 9/28/2022	460,000	449,658
[d,h]	3.447% (LIBOR 3 Month + 0.65%), 7/13/2022	440,000	429,802
[h]	Volkswagen Group of America Finance, LLC 4.00%, 11/12/2021	2,500,000	2,550,437
			13,575,582
	Banks — 1.1%
	Banks — 1.1%
[d]	Capital One NA/Mclean VA, 3.558% (LIBOR 3 Month + 0.82%), 8/8/2022	3,000,000	2,997,867
[d]	Citizens Bank N.A./Providence RI, 3.551% (LIBOR 3 Month + 0.95%), 3/29/2023	4,000,000	4,002,932
	Santander Holdings USA, Inc., 3.40%, 1/18/2023	2,000,000	1,998,876
[g]	Sumitomo Mitsui Banking Corp., 2.65%, 7/23/2020	2,000,000	1,997,260
[g]	Svenska Handelsbanken AB 3.90%, 11/20/2023	3,000,000	3,120,687
			14,117,622
	Capital Goods — 2.3%
	Aerospace & Defense — 0.4%
[h]	BWX Technologies, Inc., 5.375%, 7/15/2026	5,375,000	5,455,625
	Machinery — 0.9%
[g,h]	ATS Automation Tooling Systems, Inc., 6.50%, 6/15/2023	4,005,000	4,140,168
	Mueller Industries, Inc., 6.00%, 3/1/2027	2,216,000	2,171,680
	Nvent Finance Sarl,
[g]	3.95%, 4/15/2023	2,000,000	1,994,375
[g]	4.55%, 4/15/2028	3,000,000	3,019,269
	Trading Companies & Distributors — 1.0%
	Global Partners L.P. / GLP Finance Corp., 6.25%, 7/15/2022	4,975,000	4,912,813
[k]	LKQ Corp., 4.75%, 5/15/2023	8,045,000	8,093,672
			29,787,602
	Commercial & Professional Services — 1.8%
	Commercial Services & Supplies — 1.3%
[h]	ACCO Brands Corp., 5.25%, 12/15/2024	3,636,000	3,563,280
[g,h]	Cimpress N.V., 7.00%, 6/15/2026	3,190,000	3,070,375
[h]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	4,420,000	4,364,750
[h]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	5,830,000	5,851,863
	Leisure Products — 0.2%
	Mattel, Inc., 2.35%, 8/15/2021	3,000,000	2,827,500
	Professional Services — 0.3%
	Verisk Analytics, Inc., 4.00%, 6/15/2025	3,920,000	4,087,595
			23,765,363
	Consumer Durables & Apparel — 1.2%
	Household Durables — 0.2%
	TRI Pointe Group, Inc. 4.875%, 7/1/2021	3,000,000	3,003,750
	Leisure Products — 0.4%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	5,490,000	5,105,700
	Textiles, Apparel & Luxury Goods — 0.6%
[h]	Hanesbrands, Inc. 4.875%, 5/15/2026	2,000,000	1,973,200
[h]	Michael Kors USA, Inc., 4.00%, 11/1/2024	3,420,000	3,298,363
	Under Armour, Inc., 3.25%, 6/15/2026	3,200,000	2,919,976
			16,300,989
	Consumer Services — 0.7%
	Hotels, Restaurants & Leisure — 0.6%
	Aramark Services, Inc., 4.75%, 6/1/2026	5,000,000	4,987,500
[h]	Nathan’s Famous, Inc., 6.625%, 11/1/2025	3,780,000	3,671,325
	Transportation Infrastructure — 0.1%
	Mexico City Airport Trust,
[g,h]	3.875%, 4/30/2028	488,000	441,035
[g,h]	4.25%, 10/31/2026	419,000	402,868
Semi-Annual Report  |  11

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
			9,502,728
	Diversified Financials — 8.2%
	Capital Markets — 2.2%
[h]	Ares Finance Co., LLC, 4.00%, 10/8/2024	$ 4,025,000	$ 3,892,508
[h]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	3,000,000	3,120,000
	FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,297,483
[g]	Genpact Luxembourg Sarl, 3.70%, 4/1/2022	6,000,000	5,926,086
	Solar Capital Ltd., 4.50%, 1/20/2023	3,000,000	2,894,293
	TD Ameritrade Holding Corp., 3.75%, 4/1/2024	3,563,000	3,687,186
	TPG Specialty Lending, Inc., 4.50%, 1/22/2023	2,500,000	2,509,315
	Consumer Finance — 1.2%
[d]	Citibank N.A., 3.048% (LIBOR 3 Month + 0.35%), 2/12/2021	3,000,000	3,001,019
[h]	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,668,825
[d]	Wells Fargo Bank N.A., 3.271% (LIBOR 3 Month + 0.51%), 10/22/2021	5,000,000	5,009,720
	Diversified Financial Services — 4.3%
[h]	Antares Holdings L.P., 6.00%, 8/15/2023	4,435,000	4,359,673
	Bank of America Corp. MTN, 4.20%, 8/26/2024	3,200,000	3,311,912
	Barclays plc,
[d,g]	4.063% (LIBOR 3 Month + 1.38%), 5/16/2024	2,500,000	2,426,454
[g,l]	4.61% (LIBOR 3 Month + 1.40%), 2/15/2023	2,000,000	2,041,252
[g,h]	BNP Paribas S.A., 3.375%, 1/9/2025	5,000,000	4,898,936
[g]	Credit Suisse Group Funding Guernsey Ltd. (Guaranty: Credit Suisse Group AG), 3.80%, 9/15/2022 - 6/9/2023	2,850,000	2,902,046
	Deutsche Bank AG,
[d,g]	3.576% (LIBOR 3 Month + 0.82%), 1/22/2021	1,350,000	1,323,236
[d,g]	3.869% (LIBOR 3 Month + 1.23%), 2/27/2023	2,800,000	2,688,257
[g]	5.00%, 2/14/2022	3,500,000	3,577,590
[d]	Goldman Sachs Group, Inc., 3.875% (LIBOR 3 Month + 1.11%), 4/26/2022	4,000,000	4,021,423
	HSBC Holdings plc,
[g,l]	3.803% (LIBOR 3 Month + 1.21%), 3/11/2025	1,000,000	1,013,684
[g,l]	4.292% (LIBOR 3 Month + 1.35%), 9/12/2026	2,000,000	2,062,469
[g,l]	Mizuho Financial Group, Inc., 3.922% (LIBOR 3 Month + 1.00%), 9/11/2024	4,500,000	4,630,953
[d]	Morgan Stanley MTN, 4.161% (LIBOR 3 Month + 1.40%), 4/21/2021	3,000,000	3,053,170
[d]	Morgan Stanley, 3.691% (LIBOR 3 Month + 0.93%), 7/22/2022	3,000,000	3,015,792
	Royal Bank of Scotland Group plc,
[d,g]	4.154% (LIBOR 3 Month + 1.47%), 5/15/2023	1,398,000	1,392,486
[g]	6.125%, 12/15/2022	2,000,000	2,127,605
	Societe Generale S.A.,
[g,h]	3.875%, 3/28/2024	2,000,000	2,006,389
[g,h]	4.25%, 9/14/2023	3,000,000	3,076,807
[d,g,h]	UBS Group Funding Switzerland AG (Guaranty: UBS Group AG), 3.634% (LIBOR 3 Month + 0.95%), 8/15/2023	2,000,000	1,990,734
	Insurance — 0.1%
[d,h]	AIG Global Funding, 3.08% (LIBOR 3 Month + 0.48%), 7/2/2020	2,000,000	2,004,103
[f]	Citicorp Lease Pass-Through Trust 1999-1, 8.04%, 12/15/2019	186,087	192,633
	Mortgage Real Estate Investment Trusts — 0.4%
	Senior Housing Properties Trust,
	3.25%, 5/1/2019	1,708,000	1,708,194
	4.75%, 2/15/2028	4,000,000	3,707,914
			107,540,147
	Energy — 5.5%
	Energy Equipment & Services — 0.5%
	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.50%, 11/1/2021	4,145,000	4,321,162
	Odebrecht Offshore Drilling Finance Ltd.,
[g,h]	6.72%, 12/1/2022	528,850	503,730
[g,h,m]	7.72%, 12/1/2026 PIK	2,062,720	510,111
[e,g,h]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), 4/29/2019	304,899	1,524
[c,g,h,n]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	10,684,600	1,068,476
	Oil, Gas & Consumable Fuels — 5.0%
[h]	Citgo Holding, Inc., 10.75%, 2/15/2020	2,910,000	2,983,332
[h]	CITGO Petroleum Corp., 6.25%, 8/15/2022	2,410,000	2,394,938
[h]	Colorado Interstate Gas Co., LLC / Colorado Interstate Issuing Corp., 4.15%, 8/15/2026	3,000,000	3,050,549
12   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
[d]	Energy Transfer Operating L.P., 5.754% (LIBOR 3 Month + 3.02%), 11/1/2066	$ 1,200,000	$ 972,000
	EQT Midstream Partners L.P., Series 5Y, 4.75%, 7/15/2023	3,475,000	3,544,099
[h]	Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,853,041
	Gulf South Pipeline Co. L.P., 4.00%, 6/15/2022	4,860,000	4,890,956
[h]	Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,000,000	5,265,251
[g,h]	Harvest Operations Corp. (Guaranty: Korea National Oil Corp.), 3.00%, 9/21/2022	4,000,000	4,012,187
[g,h]	Harvest Operations Corp., 4.20%, 6/1/2023	1,000,000	1,045,656
	HollyFrontier Corp., 5.875%, 4/1/2026	2,774,000	2,968,274
[b,c,f,n]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	1,062,182	44,081
	Midwest Connector Capital Co., LLC,
[h]	3.625%, 4/1/2022	1,310,000	1,328,488
[h]	3.90%, 4/1/2024	1,350,000	1,371,762
	Northern Border Pipeline Co., Series A, 7.50%, 9/15/2021	2,150,000	2,346,700
[h]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75%, 12/15/2025	1,500,000	1,392,750
[h]	Petroleos Mexicanos 7.19%, 9/12/2024	100,000,000	4,304,380
[a,c,n]	RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	60,000
[b,g,h,m]	Schahin II Finance Co. SPV Ltd., 8.00%, 5/25/2020 PIK	597,503	556,275
[g,h]	Sinopec Group Overseas Development Ltd., 4.125%, 9/12/2025	6,000,000	6,249,600
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	1,210,000	1,197,900
[e,l]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	3,150,000	2,913,750
	Tennessee Gas Pipeline Co., LLC, 7.00%, 3/15/2027	2,251,000	2,679,023
[h]	Texas Gas Transmission, LLC, 4.50%, 2/1/2021	4,940,000	5,018,593
			71,848,588
	Food & Staples Retailing — 1.0%
	Food & Staples Retailing — 1.0%
[g,h]	Alimentation Couche-Tard, Inc., 2.70%, 7/26/2022	4,000,000	3,958,199
[h]	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	3,935,000	3,949,757
	Ingles Markets, Inc., 5.75%, 6/15/2023	4,500,000	4,584,375
			12,492,331
	Food, Beverage & Tobacco — 2.6%
	Beverages — 0.6%
[g,h]	Central American Bottling Corp., 5.75%, 1/31/2027	5,000,000	5,131,250
[g,h]	Coca-Cola Icecek A/S, 4.215%, 9/19/2024	3,000,000	2,798,466
	Food Products — 1.3%
[g,h]	Barry Callebaut Services N.V., 5.50%, 6/15/2023	4,000,000	4,215,000
[g,h]	BRF S.A., 4.75%, 5/22/2024	4,650,000	4,376,812
[d]	General Mills, Inc., 3.783% (LIBOR 3 Month + 1.01%), 10/17/2023	3,500,000	3,524,991
	Kraft Heinz Foods Co., 4.00%, 6/15/2023	2,500,000	2,568,138
[h]	Lamb Weston Holdings, Inc., 4.625%, 11/1/2024	2,500,000	2,528,125
	Tobacco — 0.7%
	Altria Group, Inc., 4.40%, 2/14/2026	1,000,000	1,027,838
[d]	BAT Capital Corp., 3.283% (LIBOR 3 Month + 0.59%), 8/14/2020	2,500,000	2,494,628
	Vector Group Ltd.,
[h]	6.125%, 2/1/2025	2,194,000	1,947,833
[h]	10.50%, 11/1/2026	3,000,000	2,827,500
			33,440,581
	Healthcare Equipment & Services — 2.5%
	Health Care Equipment & Supplies — 0.3%
[h]	Hologic, Inc. 4.625%, 2/1/2028	3,890,000	3,821,925
	Health Care Providers & Services — 2.2%
	Anthem, Inc., 2.50%, 11/21/2020	2,000,000	1,989,799
[h]	Centene Escrow I Corp., 5.375%, 6/1/2026	2,000,000	2,087,500
[d]	CVS Health Corp., 3.231% (LIBOR 3 Month + 0.63%), 3/9/2020	2,000,000	2,004,550
	DaVita, Inc., 5.00%, 5/1/2025	6,450,000	6,180,712
	HCA, Inc.,
	5.25%, 4/15/2025	3,735,000	4,010,564
	6.50%, 2/15/2020	3,598,000	3,702,572
[h]	Tenet Healthcare Corp., 6.25%, 2/1/2027	4,350,000	4,515,518
	WellCare Health Plans, Inc.,
Semi-Annual Report  |  13

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	5.25%, 4/1/2025	$ 3,000,000	$ 3,105,000
[h]	5.375%, 8/15/2026	1,000,000	1,046,250
			32,464,390
	Household & Personal Products — 1.7%
	Household Products — 0.8%
	Central Garden & Pet Co., 5.125%, 2/1/2028	3,500,000	3,211,250
[h]	Energizer Gamma Acquisition B.V., 4.625%, 7/15/2026	2,000,000	2,302,141
	Energizer Gamma Acquisition, Inc.,
[h]	6.375%, 7/15/2026	500,000	512,500
[h]	7.75%, 1/15/2027	130,000	138,450
[h]	Prestige Brands, Inc., 6.375%, 3/1/2024	3,880,000	3,947,900
	Personal Products — 0.9%
	Edgewell Personal Care Co., 4.70%, 5/24/2022	6,000,000	6,030,000
	First Quality Finance Co., Inc.,
[h]	4.625%, 5/15/2021	3,030,000	3,022,425
[h]	5.00%, 7/1/2025	3,000,000	2,917,590
			22,082,256
	Insurance — 3.0%
	Insurance — 2.7%
[g,h]	DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,872,097
[g]	Enstar Group Ltd., 4.50%, 3/10/2022	2,000,000	2,036,555
[g]	Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	4,000,000	3,985,999
	Kemper Corp., 4.35%, 2/15/2025	1,113,000	1,138,893
[g,h]	Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,077,953
	Mercury General Corp., 4.40%, 3/15/2027	4,000,000	3,974,804
[d,h]	Metropolitan Life Global Funding, 3.00% (SOFR + 0.57%), 9/7/2020	1,940,000	1,939,987
[h,l]	National Life Insurance Co., 5.25% (LIBOR 3 Month + 3.31%), 7/19/2068	1,725,000	1,774,491
[d,h]	Protective Life Global Funding, 3.117% (LIBOR 3 Month + 0.52%), 6/28/2021	3,000,000	3,004,510
[h]	Reliance Standard Life Global Funding, 3.85%, 9/19/2023	5,000,000	5,102,500
[h]	Sammons Financial Group, Inc., 4.45%, 5/12/2027	2,000,000	2,004,631
	Semiconductors & Semiconductor Equipment — 0.3%
[g,h]	NXP B.V.//NXP Funding , LLC 5.35%, 3/1/2026	4,000,000	4,304,320
			39,216,740
	Materials — 4.6%
	Chemicals — 2.8%
	CF Industries, Inc. 7.125%, 5/1/2020	5,540,000	5,782,375
[d,h]	Chevron Phillips Chemical Co., LLC, 3.486% (LIBOR 3 Month + 0.75%), 5/1/2020	4,000,000	4,008,875
[g,h]	Consolidated Energy Finance S.A., 6.875%, 6/15/2025	3,000,000	3,022,500
	DowDuPont, Inc.
	3.766%, 11/15/2020	889,000	905,236
	4.205%, 11/15/2023	1,738,000	1,817,481
[g,h]	Kissner Holdings L.P. / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022	4,170,000	4,352,437
	NOVA Chemicals Corp.,
[g,h]	4.875%, 6/1/2024	1,500,000	1,473,750
[g,h]	5.25%, 6/1/2027	2,000,000	1,962,500
[g,h]	Nufarm Australia Ltd. / Nufarm Americas, Inc. 5.75%, 4/30/2026	3,885,000	3,593,625
[g,h]	OCP S.A., 5.625%, 4/25/2024	4,710,000	4,940,046
	Valvoline, Inc.,
	4.375%, 8/15/2025	2,920,000	2,795,900
	5.50%, 7/15/2024	1,945,000	1,979,038
	Containers & Packaging — 1.0%
	Ball Corp.,
	4.375%, 12/15/2020	2,000,000	2,032,800
	4.875%, 3/15/2026	1,500,000	1,545,000
	Graphic Packaging International, LLC, 4.125%, 8/15/2024	3,225,000	3,152,437
[h]	Sealed Air Corp. 5.50%, 9/15/2025	4,000,000	4,210,800
	Silgan Holdings, Inc., 4.75%, 3/15/2025	2,000,000	1,962,500
	Metals & Mining — 0.2%
[h]	International Wire Group, Inc., 10.75%, 8/1/2021	3,271,000	3,271,000
14   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Paper & Forest Products — 0.6%
[h]	Neenah, Inc., 5.25%, 5/15/2021	$ 7,575,000	$ 7,556,063
			60,364,363
	Media & Entertainment — 2.7%
	Hotels, Restaurants & Leisure — 0.4%
	Speedway Motorsports, Inc. 5.125%, 2/1/2023	4,862,000	4,880,233
	Interactive Media & Services — 0.2%
[g]	Baidu, Inc., 3.875%, 9/29/2023	2,558,000	2,610,539
	Media — 2.1%
[h]	Cable One, Inc., 5.75%, 6/15/2022	5,000,000	5,075,000
	CSC Holdings, LLC,
[h]	5.375%, 2/1/2028	2,000,000	2,005,000
[h]	5.50%, 4/15/2027	1,825,000	1,863,599
[h]	6.50%, 2/1/2029	1,000,000	1,065,000
	DISH DBS Corp., 5.125%, 5/1/2020	1,000,000	1,006,250
[h]	Lamar Media Corp., 5.75%, 2/1/2026	1,940,000	2,027,300
[a,i,m]	Mood Media Borrower, LLC / Mood Media Co-Issuer, Inc., 14.00%, 7/1/2024 PIK	2,972,117	2,578,311
[h]	Salem Media Group, Inc., 6.75%, 6/1/2024	3,351,000	3,032,655
[h]	Sirius XM Radio, Inc., 3.875%, 8/1/2022	5,000,000	4,962,500
[g,h]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	4,000,000	3,920,000
			35,026,387
	Pharmaceuticals, Biotechnology & Life Sciences — 0.6%
	Pharmaceuticals — 0.6%
[a,b,c,n]	Atlas U.S. Royalty, LLC Participation Rights, 3/15/2027, 3/15/2027	5,450,000	0
	Bayer US Finance II, LLC,
[d,h]	3.232% (LIBOR 3 Month + 0.63%), 6/25/2021	500,000	495,677
[h]	4.25%, 12/15/2025	2,500,000	2,526,795
	Takeda Pharmaceutical Co. Ltd.,
[g,h]	4.00%, 11/26/2021	1,500,000	1,538,151
[g,h]	4.40%, 11/26/2023	2,500,000	2,624,523
			7,185,146
	Real Estate — 1.3%
	Equity Real Estate Investment Trusts — 1.3%
	American Tower Corp., 3.375%, 5/15/2024	3,000,000	3,021,135
	CoreCivic, Inc.
	4.625%, 5/1/2023	1,735,000	1,669,937
	4.75%, 10/15/2027	4,917,000	4,182,548
	Crown Castle International Corp., 3.20%, 9/1/2024	2,000,000	1,984,713
	Hospitality Properties Trust, 4.95%, 2/15/2027	2,850,000	2,825,174
[h]	Iron Mountain, Inc. 4.875%, 9/15/2027	2,000,000	1,920,000
	Retail Opportunity Investments Partnership L.P. (Guaranty: Retail Opportunity Investments Corp.), 5.00%, 12/15/2023	1,500,000	1,530,675
			17,134,182
	Retailing — 0.5%
	Internet & Direct Marketing Retail — 0.2%
	Booking Holdings, Inc., 2.75%, 3/15/2023	2,000,000	1,990,049
	Zillow Group, Inc., 2.00%, 12/1/2021	1,000,000	1,020,167
	Multiline Retail — 0.3%
[d]	Dollar Tree, Inc., 3.473% (LIBOR 3 Month + 0.70%), 4/17/2020	4,000,000	4,000,881
			7,011,097
	Semiconductors & Semiconductor Equipment — 0.9%
	Semiconductors & Semiconductor Equipment — 0.9%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.,
	2.375%, 1/15/2020	1,000,000	994,650
	3.625%, 1/15/2024	2,000,000	1,994,857
[b,h,j]	Broadcom, Inc. 3.625%, 10/15/2024	2,965,000	2,941,814
[g,h]	Sensata Technologies B.V., 5.00%, 10/1/2025	5,880,000	6,027,000
			11,958,321
Semi-Annual Report  |  15

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Software & Services — 3.1%
	Information Technology Services — 0.8%
[h]	Alliance Data Systems Corp., 5.375%, 8/1/2022	$ 4,190,000	$ 4,237,137
	S&P Global, Inc. (Guaranty: Standard & Poor’s Financial Services, LLC), 3.30%, 8/14/2020	1,975,000	1,991,783
[d]	Western Union Co., 3.463% (LIBOR 3 Month + 0.80%), 5/22/2019	3,500,000	3,501,105
	Interactive Media & Services — 0.1%
[g]	Baidu, Inc., 4.375%, 5/14/2024	1,424,000	1,476,355
	Software — 2.2%
	Autodesk, Inc., 3.125%, 6/15/2020	2,350,000	2,355,178
	CDK Global, Inc.,
	3.80%, 10/15/2019	4,315,000	4,315,000
	5.875%, 6/15/2026	2,000,000	2,095,600
	Citrix Systems, Inc., 4.50%, 12/1/2027	3,000,000	2,952,101
[h]	Fair Isaac Corp. 5.25%, 5/15/2026	2,460,000	2,533,800
[h]	j2 Cloud Services, LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/2025	4,165,000	4,326,394
	MSCI, Inc.,
[h]	5.25%, 11/15/2024	2,625,000	2,716,350
[h]	5.75%, 8/15/2025	2,000,000	2,100,000
[g,h]	Open Text Corp., 5.875%, 6/1/2026	3,320,000	3,469,400
	VMware, Inc., 2.30%, 8/21/2020	2,000,000	1,981,488
			40,051,691
	Technology Hardware & Equipment — 3.1%
	Communications Equipment — 1.5%
[h]	Anixter, Inc. 6.00%, 12/1/2025	2,000,000	2,100,000
	Anixter, Inc. (Guaranty: Anixter International, Inc.), 5.125%, 10/1/2021	6,395,000	6,586,850
	Motorola Solutions, Inc., 4.60%, 2/23/2028	5,370,000	5,413,854
[g]	Telefonaktiebolaget LM Ericsson, 4.125%, 5/15/2022	5,456,000	5,530,584
	Electronic Equipment, Instruments & Components — 1.0%
	Ingram Micro, Inc., 5.45%, 12/15/2024	1,951,000	1,934,353
	Tech Data Corp., 4.95%, 2/15/2027	4,000,000	4,055,263
	Trimble, Inc., 4.75%, 12/1/2024	6,525,000	6,703,034
	Office Electronics — 0.6%
	CDW, LLC / CDW Finance Corp., 5.00%, 9/1/2025	2,000,000	2,050,000
	Lexmark International, Inc., 7.125%, 3/15/2020	1,797,000	1,684,705
	Pitney Bowes, Inc., 4.70%, 4/1/2023	4,000,000	3,810,000
			39,868,643
	Telecommunication Services — 4.0%
	Diversified Telecommunication Services — 1.9%
[d]	AT&T, Inc., 3.777% (LIBOR 3 Month + 1.18%), 6/12/2024	3,750,000	3,719,945
[g,h]	Deutsche Telekom International Finance B.V., 4.375%, 6/21/2028	4,000,000	4,167,331
[g,h]	Digicel Ltd., 6.00%, 4/15/2021	5,750,000	4,788,083
	Qwest Corp., 6.75%, 12/1/2021	3,700,000	3,936,985
[h]	Unison Ground Lease Funding, LLC, 5.78%, 3/15/2043	1,920,000	1,918,477
[g,h]	Videotron Ltd., 5.375%, 6/15/2024	6,000,000	6,262,500
	Wireless Telecommunication Services — 2.1%
	America Movil SAB de C.V., 6.45%, 12/5/2022	45,000,000	2,132,894
[g,h]	Digicel International Finance Ltd., 8.75%, 5/25/2024	500,000	493,750
	Millicom International Cellular SA
[g,h,k]	5.125%, 1/15/2028	3,700,000	3,538,125
[g,h]	6.625%, 10/15/2026	800,000	840,000
[g,h]	MTN Mauritius Investment Ltd., 4.755%, 11/11/2024	4,125,000	3,914,592
[g,h]	SK Telecom Co. Ltd., 3.75%, 4/16/2023	3,000,000	3,067,395
	Sprint Communications, Inc., 9.25%, 4/15/2022	6,000,000	6,990,000
	WCP Issuer, LLC,
[f]	6.657%, 8/15/2043	386,000	405,068
[f]	7.143%, 8/15/2043	6,000,000	6,328,260
			52,503,405
	Transportation — 1.4%
	Airlines — 1.2%
16   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95%, 7/15/2024	$ 1,531,833	$ 1,586,213
[h]	Series 2013-2 Class B, 5.60%, 1/15/2022	7,185,296	7,293,075
	Continental Airlines Pass Through Trust, Series 2005-ERJ1, 9.798%, 10/1/2022	1,902,284	1,982,180
[g,h]	Guanay Finance Ltd., 6.00%, 12/15/2020	2,384,148	2,410,970
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25%, 10/22/2024	1,031,613	1,106,096
	Series 2012-1 Class A, 5.90%, 4/1/2026	1,310,049	1,421,010
	US Airways Pass Through Trust, (MBIA Insurance Corp), Series 2001-1G, 7.076%, 9/20/2022	351,308	367,117
	Hotels, Restaurants & Leisure — 0.2%
[g]	Sands China Ltd., 5.125%, 8/8/2025	2,000,000	2,084,577
			18,251,238
	Utilities — 3.8%
	Electric Utilities — 3.6%
	Avangrid, Inc., 3.15%, 12/1/2024	3,000,000	2,965,248
	CenterPoint Energy, Inc. 3.60%, 11/1/2021	3,000,000	3,044,373
[h]	Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,087,599
[g,h]	Electricite de France S.A., 4.60%, 1/27/2020	4,000,000	4,068,221
[g,h]	Enel Finance International N.V., 4.625%, 9/14/2025	5,500,000	5,688,368
	Entergy Texas, Inc., 3.45%, 12/1/2027	3,000,000	2,936,269
[h]	Jersey Central Power & Light Co., 4.30%, 1/15/2026	4,065,000	4,231,785
[h]	Metropolitan Edison Co. 4.30%, 1/15/2029	1,940,000	2,030,433
[h]	Midland Cogeneration Venture L.P., 6.00%, 3/15/2025	1,205,860	1,211,619
	PNM Resources, Inc., 3.25%, 3/9/2021	2,835,000	2,833,299
	Puget Energy, Inc.,
	5.625%, 7/15/2022	2,500,000	2,667,281
	6.50%, 12/15/2020	2,000,000	2,109,912
	SCANA Corp., 4.125%, 2/1/2022	528,000	534,501
[d]	Sempra Energy, 3.037% (LIBOR 3 Month + 0.25%), 7/15/2019	3,000,000	2,995,680
	Southern Co., 3.25%, 7/1/2026	3,500,000	3,428,124
[g,h]	State Grid Overseas Investment (2014) Ltd. (Guaranty: State Grid Corp. of China), 2.75%, 5/7/2019	4,000,000	4,000,709
	Gas Utilities — 0.2%
[g,h]	Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/2023	2,562,000	2,539,583
			49,373,004
	Total Corporate Bonds (Cost $769,509,094)		764,862,396
	Convertible Bonds — 1.4%
	Diversified Financials — 0.5%
	Consumer Finance — 0.5%
	EZCORP, Inc., 2.125%, 6/15/2019	7,284,000	7,262,138
			7,262,138
	Food, Beverage & Tobacco — 0.2%
	Tobacco — 0.2%
[i]	Vector Group Ltd., 1.75%, 4/15/2020	2,260,000	2,291,075
			2,291,075
	Media & Entertainment — 0.7%
	Media — 0.7%
[a]	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00%, 10/15/2029	18,000,000	9,109,800
			9,109,800
	Total Convertible Bonds (Cost $19,193,425)		18,663,013
	Municipal Bonds — 0.5%
	California Health Facilities Financing Authority, 7.875%, 2/1/2026	1,940,000	2,102,048
	City of Chicago IL GO, Series B, 7.045%, 1/1/2029	3,000,000	3,347,370
[a]	Oklahoma Development Finance Authority, 8.00%, 5/1/2020	140,000	140,688
	San Bernardino County Redevelopment Agency Successor Agency, Class A 8.45%, 9/1/2030	1,000,000	1,060,030
	Total Municipal Bonds (Cost $6,050,713)		6,650,136
Semi-Annual Report  |  17

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Other Government — 0.3%
[g,h]	Bermuda Government International Bond, 4.75%, 2/15/2029	$ 2,000,000	$ 2,117,430
[d,g,h]	Seven & Seven Ltd. (Guaranty: Export-Import Bank of Korea), 3.683% (LIBOR 6 Month + 1.00%), 9/11/2019	1,100,000	1,101,295
	Total Other Government (Cost $3,084,596)		3,218,725
	U.S. Treasury Securities — 0.4%
	United States Treasury Notes, 2.50%, 5/31/2020	4,865,000	4,871,214
	Total U.S. Treasury Securities (Cost $4,869,114)		4,871,214
	Mortgage Backed — 1.2%
[i,o]	Federal Home Loan Mtg Corp. Multifamily Structured Pass Through Certificates IO, Series KIR1 Class X, 1.077%, 3/25/2026	36,370,184	2,250,303
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer,
[p]	Series 2017-4 Class HT, 2.75%, 6/25/2057	1,714,793	1,706,959
	Series 2018-3 Class HA, 3.00%, 8/25/2057	3,728,341	3,742,152
	Series 2019-1 Class MA, 3.50%, 7/25/2058	4,968,278	5,042,494
	Federal Home Loan Mtg Corp., Whole Loan Securities, Series 2017-SC02 Class 2A1, 3.50%, 5/25/2047	666,003	666,663
	Federal National Mtg Assoc. CMO REMIC, Series 1994-37 Class L, 6.50%, 3/25/2024	1,208	1,277
	Federal National Mtg Assoc., Pool AS9733, 4.00%, 6/1/2047	2,591,769	2,717,356
[b,f]	Reilly 1997 A Mtg 1, 6.896%, 7/1/2020	75,984	75,985
	Total Mortgage Backed (Cost $16,011,276)		16,203,189
	Loan Participations — 3.5%
	Commercial & Professional Services — 0.9%
	Professional Services — 0.9%
[q]	Harland Clarke Holdings Corp., 7.351% (LIBOR 3 Month + 4.75%), 11/3/2023	3,560,598	3,186,735
[q,r]	Par Pacific Holdings, Inc. 9.55% (LIBOR 1 Month + 6.75%), 12/17/2025	1,800,000	1,797,750
[q]	R.R. Donnelley & Sons Company 7.499% (LIBOR 1 Month + 5.00%), 1/15/2024	2,992,500	2,981,278
[q,r]	RGIS Services, LLC, 10.111% (LIBOR 1 Month + 7.50%), 3/31/2023	4,153,836	3,471,070
			11,436,833
	Consumer Services — 0.5%
	Hotels, Restaurants & Leisure — 0.5%
[q,r]	Hanjin International Corp., 4.982% (LIBOR 3 Month + 2.50%), 10/18/2020	6,475,000	6,394,063
			6,394,063
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[b,m]	Malamute Energy, Inc., 1.358%, 11/22/2022	21,196	21,196
[q]	McDermott Technology Americas, Inc., 7.499% (LIBOR 1 Month + 5.00%), 5/10/2025	2,974,975	2,845,147
			2,866,343
	Healthcare Equipment & Services — 0.2%
	Health Care Providers & Services — 0.2%
[q]	Prospect Medical Holdings, Inc., 8.00% (LIBOR 1 Month + 5.50%), 2/22/2024	3,617,166	3,282,578
			3,282,578
	Materials — 0.3%
	Chemicals — 0.1%
[q]	US Salt LLC, 7.232% (LIBOR 3 Month + 4.75%), 1/18/2026	1,463,000	1,459,342
	Containers & Packaging — 0.2%
	Crown Americas, LLC
[q]	2.375% (EURIBOR + 2.37%), 4/3/2025	992,519	1,116,609
[q]	4.484% (LIBOR 1 Month + 2.00%), 4/3/2025	804,945	806,097
			3,382,048
	Media & Entertainment — 0.2%
	Media — 0.2%
[q]	ABG Intermediate Holdings 2, LLC, 10.249% (LIBOR 1 Month + 7.75%), 9/29/2025	3,000,000	2,955,000
			2,955,000
	Retailing — 0.1%
18   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Specialty Retail — 0.1%
[q]	Office Depot, Inc., 7.734% (LIBOR 1 Month + 5.25%), 11/8/2022	$ 925,235	$ 941,426
			941,426
	Software & Services — 0.7%
	Information Technology Services — 0.4%
[q]	Cypress Intermediate Holdings III, Inc., 9.249% (LIBOR 1 Month + 6.75%), 4/27/2025	1,000,000	991,250
[q,r]	First Data Corporation 4.486% (LIBOR 1 Month + 2.00%), 7/8/2022	4,595,341	4,583,761
	Internet Software & Services — 0.3%
[q]	CareerBuilder, LLC, 9.351% (LIBOR 3 Month + 6.75%), 7/31/2023	1,131,191	1,131,191
[q]	Dun & Bradstreet Corporation (The), 7.49% (LIBOR 1 Month + 5.00%), 2/1/2026	3,000,000	2,958,750
			9,664,952
	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
[q]	Colorado Buyer, Inc., 9.86% (LIBOR 3 Month + 7.25%), 5/1/2025	3,000,000	2,715,000
[g,q]	Intelsat Jackson Holdings S.A., 6.99% (LIBOR 1 Month + 4.50%), 1/2/2024	2,000,000	2,001,500
			4,716,500
	Transportation — 0.0%
	Airlines — 0.0%
[a,b,c,f,n]	OS Two, LLC, 12/15/2020	654,564	0
			0
	Total Loan Participations (Cost $47,371,147)		45,639,743
	Short-Term Investments — 14.7%
[s]	Thornburg Capital Management Fund	19,130,718	191,307,181
	Total Short-Term Investments (Cost $191,307,181)		191,307,181
	Total Investments — 99.4% (Cost $1,304,176,342)		$1,296,979,418
	Other Assets Less Liabilities — 0.6%		8,066,404
	Net Assets — 100.0%		$1,305,045,822

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	2,781,100	7/22/2019	3,148,883	$ 64,080	$ —

Net unrealized appreciation/depreciation						$ 64,080

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Illiquid security.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Non-income producing.
d	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
e	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
f	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $10,862,386, representing 0.83% of the Fund’s net assets. Additional information is as follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Centaur Funding Corp., 9.08%, 4/21/2020	1/22/2014	$ 2,908,487	$ 2,509,796	0.2%
Citicorp Lease Pass-Through Trust 1999-1, 8.04%, 12/15/2019	12/31/2008	183,640	192,633	0.0
Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	8/08/2014	1,062,182	44,081	0.0
Semi-Annual Report  |  19

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
WCP Issuer, LLC, 6.657%, 8/15/2043	6/23/2016	$ 357,173	$ 405,068	0.0%
WCP Issuer, LLC, 7.143%, 8/15/2043	8/01/2013	6,000,000	6,328,260	0.5
JPR Royalty Sub, LLC, 14.00%, 9/01/2020	3/01/2011	2,000,000	1,000,000	0.1
Northwind Holdings, LLC, 3.406%, 12/01/2037	1/29/2010	276,324	306,563	0.0
OS Two, LLC 0.000%, 12/15/2020	12/04/2015	438,169	0	0.0
Reilly 1997 A Mtg 1, 6.896%, 7/01/2020	3/07/2013	76,472	75,985	0.0

g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $605,362,308, representing 46.39% of the Fund’s net assets.
i	Variable rate coupon, rate shown as of March 31, 2019.
j	When-issued security.
k	Segregated as collateral for a when-issued security.
l	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
m	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2019.
n	Bond in default.
o	Interest Only
p	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2019.
q	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2019.
r	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
s	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ARM	Adjustable Rate Mortgage
CMO	Collateralized Mortgage Obligation
FCB	Farm Credit Bank
GO	General Obligation
IO	Interest Only Security
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
VA	Veterans Affairs
See notes to financial statements.
20   |  Semi-Annual Report

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Semi-Annual Report  |  21

Statement of Assets and Liabilities
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,112,869,161)	$ 1,105,672,237
Non-controlled affiliated issuer (cost $191,307,181)	191,307,181
Cash	203,044
Receivable for investments sold	7,932,305
Receivable for fund shares sold	5,404,938
Unrealized appreciation on forward currency contracts (Note 7)	64,080
Dividends receivable	525,072
Dividend and interest reclaim receivable	6,740
Interest receivable	11,351,395
Prepaid expenses and other assets	172,667
Total Assets	1,322,639,659
Liabilities
Payable for investments purchased	13,825,970
Payable for fund shares redeemed	2,212,887
Payable to investment advisor and other affiliates (Note 4)	735,738
Accounts payable and accrued expenses	285,777
Dividends payable	533,465
Total Liabilities	17,593,837
Commitments and contingencies (Note 2)
Net Assets	$ 1,305,045,822
NET ASSETS CONSIST OF
Accumulated loss	$ (36,990,918)
Net capital paid in on shares of beneficial interest	1,342,036,740
$ 1,305,045,822
22   |  Semi-Annual Report

Statement of Assets and Liabilities, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($200,619,730 applicable to 17,070,538 shares of beneficial interest outstanding - Note 5)	$ 11.75
Maximum sales charge, 4.50% of offering price	0.55
Maximum offering price per share	$ 12.30
Class C Shares:
Net asset value and offering price per share* ($133,638,741 applicable to 11,390,079 shares of beneficial interest outstanding - Note 5)	$ 11.73
Class I Shares:
Net asset value, offering and redemption price per share ($950,386,572 applicable to 81,059,199 shares of beneficial interest outstanding - Note 5)	$ 11.72
Class R3 Shares:
Net asset value, offering and redemption price per share ($1,841,864 applicable to 156,819 shares of beneficial interest outstanding - Note 5)	$ 11.75
Class R4 Shares:
Net asset value, offering and redemption price per share ($1,020,809 applicable to 86,974 shares of beneficial interest outstanding - Note 5)	$ 11.74
Class R5 Shares:
Net asset value, offering and redemption price per share ($7,389,924 applicable to 630,176 shares of beneficial interest outstanding - Note 5)	$ 11.73
Class R6 Shares:
Net asset value, offering and redemption price per share ($10,148,182 applicable to 862,827 shares of beneficial interest outstanding - Note 5)	$ 11.76

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Semi-Annual Report  |  23

Statement of Operations
Thornburg Strategic Income Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 523,105
Non-controlled affiliated issuer	1,610,138
Interest income (net of premium amortized of $605,139)	25,360,233
Total Income	27,493,476
EXPENSES
Investment advisory fees (Note 4)	4,111,830
Administration fees (Note 4)
Class A Shares	84,877
Class C Shares	62,128
Class I Shares	360,098
Class R3 Shares	839
Class R4 Shares	768
Class R5 Shares	3,243
Class R6 Shares	4,245
Distribution and service fees (Note 4)
Class A Shares	241,573
Class C Shares	707,724
Class R3 Shares	4,778
Class R4 Shares	2,206
Transfer agent fees
Class A Shares	92,410
Class C Shares	72,380
Class I Shares	322,990
Class R3 Shares	5,278
Class R4 Shares	4,368
Class R5 Shares	7,004
Class R6 Shares	818
Registration and filing fees
Class A Shares	6,905
Class C Shares	6,393
Class I Shares	22,300
Class R3 Shares	6,089
Class R4 Shares	5,594
Class R5 Shares	6,238
Class R6 Shares	5,492
Custodian fees (Note 2)	69,120
Professional fees	48,400
Trustee and officer fees (Note 4)	30,984
Other expenses	64,962
Total Expenses	6,362,034
Less:
Expenses reimbursed by investment advisor (Note 4)	(613,298)
Investment advisory fees waived by investment advisor (Note 4)	(672,777)
Net Expenses	5,075,959
Net Investment Income	$ 22,417,517
24   |  Semi-Annual Report

Statement of Operations, Continued
Thornburg Strategic Income Fund  |  Six Months Ended March 31, 2019 (Unaudited)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ (1,755,135)
Forward currency contracts (Note 7)	118,108
Foreign currency transactions	(11,522)
(1,648,549)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	12,884,381
Forward currency contracts (Note 7)	45,382
Foreign currency translations	(4,152)
12,925,611
Net Realized and Unrealized Gain	11,277,062
Net Increase in Net Assets Resulting from Operations	$ 33,694,579
See notes to financial statements.
Semi-Annual Report  |  25

Statements of Changes in Net Assets
Thornburg Strategic Income Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 22,417,517	$ 38,820,653
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(1,648,549)	4,472,928
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	12,925,611	(27,376,113)
Net Increase in Net Assets Resulting from Operations	33,694,579	15,917,468
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(3,337,922)	(6,046,721)
Class C Shares	(1,925,445)	(3,851,817)
Class I Shares	(15,868,481)	(22,085,177)
Class R3 Shares	(31,231)	(63,112)
Class R4 Shares	(28,127)	(68,696)
Class R5 Shares	(142,448)	(233,736)
Class R6 Shares	(188,792)	(174,873)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	550,990	(31,322,121)
Class C Shares	(17,900,052)	(51,986,964)
Class I Shares	179,083,352	151,633,298
Class R3 Shares	(143,348)	(661,921)
Class R4 Shares	(1,167,717)	(548,403)
Class R5 Shares	(85,737)	1,226,187
Class R6 Shares	378,312	9,728,794
Net Increase in Net Assets	172,887,933	61,462,206
NET ASSETS
Beginning of Period	1,132,157,889	1,070,695,683
End of Period	$ 1,305,045,822	$ 1,132,157,889

*	Unaudited.
See notes to financial statements.
26   |  Semi-Annual Report

Notes to Financial Statements
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
Semi-Annual Report  |  27

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at March 31, 2019, $21,196 of the $42,823 par commitment had been funded. The maturity date is June 28, 2019. The Fund has also entered into a loan commitment with Pacific Gas & Electric Co., of which at March 31, 2019, $0 of the $6,000,000 par commitment had been funded. The maturity date for $4,500,000 of the par commitment is June 28, 2019 and the maturity date for the $1,500,000 par commitment is July 29, 2019.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
28  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
Cost of investments for tax purposes	$ 1,304,176,342
Gross unrealized appreciation on a tax basis	17,191,583
Gross unrealized depreciation on a tax basis	(24,388,507)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ (7,196,924)
At March 31, 2019, the Fund had deferred tax basis late-year ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $1,387,247. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had cumulative tax basis capital losses of $28,442,811 (of which $0 are short-term and $28,442,811 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
Semi-Annual Report  |  29

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
30  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 8,893	$ —	$ —	$ 8,893
Preferred Stock(a)	15,922,521	—	15,922,521	—
Asset Backed Securities	229,632,407	—	217,674,989	11,957,418
Corporate Bonds	764,862,396	—	761,320,226	3,542,170
Convertible Bonds	18,663,013	—	18,663,013	—
Municipal Bonds	6,650,136	—	6,650,136	—
Other Government	3,218,725	—	3,218,725	—
U.S. Treasury Securities	4,871,214	4,871,214	—	—
Mortgage Backed	16,203,189	—	16,127,204	75,985
Loan Participations	45,639,743	—	45,618,547	21,196
Short-Term Investments	191,307,181	191,307,181	—	—
Total Investments in Securities	$ 1,296,979,418	$ 196,178,395	$ 1,085,195,361	$ 15,605,662(b)
Other Financial Instruments
Forward Currency Contracts	$ 64,080	$ —	$ 64,080	$ —
Total Assets	$ 1,297,043,498	$ 196,178,395	$ 1,085,259,441	$15,605,662

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At March 31, 2019, industry classifications for Common Stock and Preferred Stock in level 2 and Level 3 consist of $9,302,500 in Banks, $2,994,118 in Energy, $1,125,000 in Miscellaneous, and $2,509,796 Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2019.
Semi-Annual Report  |  31

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
	FAIR VALUE AT March 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 8,893	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity	$10.50/(N/A)
Asset-Backed Securities	5,457,506	Discounted cash flows	Third party vendor discounted cash flows	3.4%-6.3%/(5.58%)
	6,499,912	Recent Trade	Trade Price	$99.99865/(N/A)
Corporate Bond	44,081	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity	$4.15/(N/A)
	556,275	Discounted cash flows	Third Party Vendor Discounted cash flows	15.0%/(N/A)
	2,941,814	Recent trade	Trade price	$99.218/(N/A)
Mortgage Backed	75,985	Unadjusted Broker Quote	Unadjusted Broker Quote	$100.00/(N/A)
Loan Participations	0	Discounted cash flows	Third party vendor discounted cash flows	0.0%/(N/A)
	21,196	Discount to valuation	Valuation and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity	$100.00/(N/A)
Total	$15,605,662
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no additional transfers between levels for the six months ended March 31, 2019, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2019 is as follows:
	COMMON STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	MORTGAGE BACKED	LOAN PARTICIPATIONS	TOTAL (e)
Beginning Balance 9/30/2018	$ 8,893	$ 4,543,975	$ 44,081	$ 104,670	$ 248,379	$ 4,949,998
Accrued Discounts (Premiums)	–	1,102	9,808	(222)	–	10,688
Net Realized Gain (Loss)(a)	–	8,780	–	(217)	–	8,563
Gross Purchases	–	6,499,912	3,497,491	–	6,496	10,003,899
Gross Sales	–	(1,043,165)	–	(28,685)	–	(1,071,850)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	39,993	(9,210)	439	(233,679)	(202,457)
Transfers into Level 3(d)	–	3,894,800	–	–	–	3,894,800
Transfers out of Level 3(d)	–	(1,987,979)	–	–	–	(1,987,979)
Ending Balance 3/31/2019	$ 8,893	$ 11,957,418	$ 3,542,170	$ 75,985	$ 21,196	$ 15,605,662

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2019, which were valued using significant unobservable inputs, was $(202,457). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2019.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2019. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.20% of total net assets at the six months ended March 31, 2019. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
32   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.699% of the Fund’s average daily net assets (before applicable management fee waiver of $672,777).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $11,925 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,560 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 1.05%; Class C shares, 1.80%; Class l shares, 0.60%; Class R3 shares, 1.25%; Class R4 shares, 1.25; Class R5 shares, 0.60%; Class R6 shares, 0.53%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be
Semi-Annual Report  |  33

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually waived Fund level investment advisory fees of $672,777. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $705 for Class A shares, $14,655 for Class C shares, $553,400 for Class I shares, $10,981 for Class R3 shares, $7,355 for Class R4 shares, $15,072 for Class R5 shares, and $11,130 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.13%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$139,164,733	$239,966,304	$(187,823,856)	$-	$-	$191,307,181	$1,610,138
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,003,116	$ 23,292,282	3,743,553	$ 43,800,920
Shares issued to shareholders in reinvestment of dividends	267,356	3,104,330	476,454	5,580,759
Shares repurchased	(2,229,376)	(25,845,622)	(6,889,844)	(80,703,800)
Net increase (decrease)	41,096	$ 550,990	(2,669,837)	$ (31,322,121)
Class C Shares
Shares sold	707,930	$ 8,192,367	1,374,316	$ 16,093,680
Shares issued to shareholders in reinvestment of dividends	150,979	1,750,074	298,369	3,489,800
Shares repurchased	(2,401,465)	(27,842,493)	(6,126,306)	(71,570,444)
Net decrease	(1,542,556)	$ (17,900,052)	(4,453,621)	$ (51,986,964)
Class I Shares
Shares sold	27,527,419	$ 318,613,525	28,836,011	$ 336,883,252
Shares issued to shareholders in reinvestment of dividends	1,165,540	13,511,680	1,562,832	18,254,037
Shares repurchased	(13,243,069)	(153,041,853)	(17,411,738)	(203,503,991)
Net increase	15,449,890	$ 179,083,352	12,987,105	$ 151,633,298
34   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	12,670	$ 147,219	77,122	$ 906,267
Shares issued to shareholders in reinvestment of dividends	1,273	14,771	2,313	27,086
Shares repurchased	(26,231)	(305,338)	(135,984)	(1,595,274)
Net decrease	(12,288)	$ (143,348)	(56,549)	$ (661,921)
Class R4 Shares
Shares sold	35,638	$ 413,677	40,422	$ 475,669
Shares issued to shareholders in reinvestment of dividends	2,191	25,364	4,590	53,698
Shares repurchased	(138,395)	(1,606,758)	(92,068)	(1,077,770)
Net decrease	(100,566)	$ (1,167,717)	(47,056)	$ (548,403)
Class R5 Shares
Shares sold	122,744	$ 1,425,352	413,985	$ 4,848,911
Shares issued to shareholders in reinvestment of dividends	11,507	133,391	18,076	211,166
Shares repurchased	(141,463)	(1,644,480)	(327,434)	(3,833,890)
Net increase (decrease)	(7,212)	$ (85,737)	104,627	$ 1,226,187
Class R6 Shares
Shares sold	80,396	$ 934,978	859,057	$ 10,062,046
Shares issued to shareholders in reinvestment of dividends	8,882	103,247	7,722	90,009
Shares repurchased	(56,928)	(659,913)	(36,324)	(423,261)
Net increase	32,350	$ 378,312	830,455	$ 9,728,794
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $303,105,186 and $137,261,029, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the six months ended March 31, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2019 was $3,298,486.
Semi-Annual Report  |  35

Notes to Financial Statements, Continued
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2019 is disclosed in the following table:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 64,080
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2019 is $64,080, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 118,108	$ 118,108
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 45,382	$ 45,382
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment risk, credit risk, high yield risk, market and economic risk, risk affecting specific issuers, liquidity risk, small and mid-cap company risk, foreign investment risk, developing country risk, structured products risk, derivatives risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
36  |  Semi-Annual Report

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Semi-Annual Report  |  37

Financial Highlights
Thornburg Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 11.65	0.21	0.09	0.30	(0.20)	—	(0.20)	$ 11.75
2018 (b)	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	(0.33)	$ 11.65
2017 (b)	$ 11.56	0.42	0.20	0.62	(0.36)	—	(0.36)	$ 11.82
2016 (b)	$ 11.22	0.46	0.28	0.74	(0.37)	(0.03)	(0.40)	$ 11.56
2015 (b)	$ 12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$ 11.22
2014 (b)	$ 12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$ 12.18
CLASS C SHARES
2019 (c)	$ 11.63	0.17	0.09	0.26	(0.16)	—	(0.16)	$ 11.73
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	(0.25)	$ 11.63
2017	$ 11.55	0.35	0.19	0.54	(0.28)	—	(0.28)	$ 11.81
2016	$ 11.20	0.40	0.28	0.68	(0.30)	(0.03)	(0.33)	$ 11.55
2015	$ 12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$ 11.20
2014	$ 12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$ 12.17
CLASS I SHARES
2019 (c)	$ 11.62	0.23	0.09	0.32	(0.22)	—	(0.22)	$ 11.72
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	(0.40)	$ 11.80
2016	$ 11.19	0.50	0.28	0.78	(0.40)	(0.03)	(0.43)	$ 11.54
2015	$ 12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$ 11.19
2014	$ 12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$ 12.16
CLASS R3 SHARES
2019 (c)	$ 11.64	0.20	0.10	0.30	(0.19)	—	(0.19)	$ 11.75
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	(0.31)	$ 11.64
2017	$ 11.55	0.42	0.20	0.62	(0.35)	—	(0.35)	$ 11.82
2016	$ 11.21	0.46	0.27	0.73	(0.36)	(0.03)	(0.39)	$ 11.55
2015	$ 12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$ 11.21
2014	$ 12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$ 12.18
CLASS R4 SHARES
2019 (c)	$ 11.63	0.20	0.10	0.30	(0.19)	—	(0.19)	$ 11.74
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	(0.32)	$ 11.63
2017	$ 11.56	0.41	0.20	0.61	(0.35)	—	(0.35)	$ 11.82
2016	$ 11.21	0.46	0.28	0.74	(0.36)	(0.03)	(0.39)	$ 11.56
2015	$ 12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$ 11.21
2014 (e)	$ 12.00	0.35	0.17	0.52	(0.34)	—	(0.34)	$ 12.18
CLASS R5 SHARES
2019 (c)	$ 11.62	0.23	0.10	0.33	(0.22)	—	(0.22)	$ 11.73
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	(0.40)	$ 11.80
2016	$ 11.19	0.49	0.28	0.77	(0.39)	(0.03)	(0.42)	$ 11.54
2015	$ 12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$ 11.19
2014	$ 12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$ 12.15
CLASS R6 SHARES
2019 (c)	$ 11.65	0.24	0.10	0.34	(0.23)	—	(0.23)	$ 11.76
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	(0.39)	$ 11.65
2017 (g)	$ 11.63	0.33	0.13	0.46	(0.24)	—	(0.24)	$ 11.85

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was February 1, 2014.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Effective date of this class of shares was April 10, 2017.
(h)	Net Assets at End of Period was less than $1,000.
+	Based on weighted average shares outstanding.
See notes to financial statements.
38  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Strategic Income Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

3.62 (d)	1.06 (d)	1.06 (d)	1.18 (d)	2.61	13.14	$ 200,620
3.41	1.09	1.09	1.21	1.39	29.90	$ 198,320
3.61	1.17	1.17	1.25	5.41	44.74	$ 232,938
4.12	1.24	1.24	1.24	6.70	29.48	$ 283,398
4.04	1.23	1.23	1.23	(2.97)	38.40	$ 338,387
4.30	1.22	1.22	1.24	6.79	51.20	$ 392,604

2.88 (d)	1.80 (d)	1.80 (d)	1.94 (d)	2.24	13.14	$ 133,639
2.70	1.80	1.80	1.96	0.59	29.90	$ 150,364
2.98	1.80	1.80	1.99	4.76	44.74	$ 205,253
3.56	1.80	1.80	1.99	6.20	29.48	$ 272,691
3.47	1.80	1.80	1.97	(3.61)	38.40	$ 306,085
3.73	1.80	1.80	1.98	6.27	51.20	$ 348,334

4.02 (d)	0.66 (d)	0.66 (d)	0.91 (d)	2.81	13.14	$ 950,386
3.81	0.69	0.69	0.91	1.71	29.90	$ 762,239
4.02	0.75	0.75	0.92	5.85	44.74	$ 620,780
4.45	0.91	0.91	0.91	7.15	29.48	$ 480,143
4.38	0.89	0.89	0.89	(2.73)	38.40	$ 531,849
4.60	0.90	0.90	0.90	7.15	51.20	$ 552,182

3.43 (d)	1.25 (d)	1.25 (d)	2.51 (d)	2.60	13.14	$ 1,842
3.24	1.25	1.25	2.46	1.16	29.90	$ 1,968
3.65	1.12	1.12	2.58	5.49	44.74	$ 2,667
4.07	1.25	1.25	3.09	6.69	29.48	$ 2,819
3.98	1.25	1.25	2.70	(3.07)	38.40	$ 1,430
4.10	1.25	1.25	3.10	6.76	51.20	$ 3,049

3.37 (d)	1.25 (d)	1.25 (d)	2.20 (d)	2.60	13.14	$ 1,021
3.25	1.25	1.25	2.14	1.08	29.90	$ 2,182
3.52	1.25	1.25	2.30	5.35	44.74	$ 2,772
4.10	1.25	1.25	2.50	6.79	29.48	$ 3,218
4.15	1.25	1.25	2.64	(3.07)	38.40	$ 2,106
4.25 (d)	1.25 (d)	1.25 (d)	60.66 (d)(f)	4.29	51.20	$ 16

4.02 (d)	0.66 (d)	0.66 (d)	1.18 (d)	2.90	13.14	$ 7,390
3.82	0.69	0.69	1.20	1.71	29.90	$ 7,406
4.03	0.74	0.74	1.36	5.84	44.74	$ 6,286
4.34	0.99	0.99	1.37	7.07	29.48	$ 7,191
4.33	0.99	0.99	1.55	(2.75)	38.40	$ 6,399
4.51	0.99	0.99	2.11	7.05	51.20	$ 2,565

4.07 (d)	0.61 (d)	0.61 (d)	0.96 (d)	2.92	13.14	$ 10,148
3.91	0.65	0.65	1.13	1.66	29.90	$ 9,679
5.83 (d)	0.00 (d)	0.00 (d)	200.66 (d)(f)	3.99	44.74	$ — (h)
Semi-Annual Report  |  39

Expense Example
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$1,026.08	$5.35
Hypothetical*	$1,000.00	$1,019.65	$5.34
CLASS C SHARES
Actual	$1,000.00	$1,022.39	$9.08
Hypothetical*	$1,000.00	$1,015.96	$9.05
CLASS I SHARES
Actual	$1,000.00	$1,028.13	$3.34
Hypothetical*	$1,000.00	$1,021.64	$3.33
CLASS R3 SHARES
Actual	$1,000.00	$1,026.02	$6.31
Hypothetical*	$1,000.00	$1,018.70	$6.29
CLASS R4 SHARES
Actual	$1,000.00	$1,026.03	$6.31
Hypothetical*	$1,000.00	$1,018.70	$6.29
CLASS R5 SHARES
Actual	$1,000.00	$1,029.01	$3.34
Hypothetical*	$1,000.00	$1,021.64	$3.33
CLASS R6 SHARES
Actual	$1,000.00	$1,029.24	$3.09
Hypothetical*	$1,000.00	$1,021.89	$3.07

†	Expenses are equal to the annualized expense ratio for each class (A: 1.06%; C: 1.80%; I: 0.66%; R3: 1.25%; R4: 1.25%; R5: 0.66%; R6: 0.61%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
40  |  Semi-Annual Report

Other Information
Thornburg Strategic Income Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  41

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
42  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  43

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1663

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Value Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
Dear Fellow Shareholder:
During a six-month period featuring both significant risk-off selling and a risk-on rally across the broader market, the Value Fund didn’t keep up during the most recent semi-annual period ended March 31, 2019. Over the six months, the Fund returned negative 3.90% (Class I shares) versus the S&P 500 Index return of negative 1.72%. In aggregate, stock selection was the main driver of our relative underperformance, while sector allocation also proved to be a headwind during the period.
Over the period, the Fund’s best performance came from the materials and financials sectors. Consumer staples and consumer discretionary were also positive contributors, as was cash, which buffered returns during what turned out to be a down market for our fully-invested index when measured from point-to-point.
Industrials, utilities, health care, and energy were modest detractors. Real estate also detracted from performance, but in this case because of our zero-weight to one of the S&P 500’s rare positive sectors during the period. Finally, communications services and information technology were the Fund’s two largest detractors from a sector perspective.
As a relatively focused portfolio of high-conviction stock ideas, our performance is largely influenced by the individual securities we choose to own. Below is a discussion of our primary top and bottom performers during the period.
Top Performers
Starbucks Corp. – Starbucks saw good performance on the back of improved U.S. store comparative results. The company appears to finally have a solid grasp on the issues that had been plaguing it until recently and have fixed both their products and their in-store operations to better appeal to customers. Expansion in China continues at a rapid pace and although there is increasing competition, management continues to execute well on their ambitious plan for the region.
U.S. Foods Holding Corp. – U.S. Foods recovered from operational issues and tight freight supply last summer to get their core business on track, with accelerating case growth and continued operating margin improvement, which helped the stock to rebound ahead of the closing of its acquisition of SGA this spring.
Thermo Fisher Scientific, Inc. – Thermo Fisher continues to execute well from a fundamental perspective. Their scientific equipment end-markets continue to experience broad-based demand growth, which is leading to solid organic growth at the company level thanks to their leadership position.
Oaktree Capital Group LLC – Oaktree performed well during the period, primarily due to a takeover offer it received from Brookfield Asset Management, representing a premium of approximately 12% over Oaktree’s last closing price.
Comcast Corp. – Comcast owns an irreplaceable position in the delivery of cable/fiber across their markets, which, in our opinion, is the key driver for their overall business. They continue to invest in their footprint to get their network closer to homes, thus expanding their moat/competitive advantage. Comcast purchased a substantial stake in Sky from 21st Century Fox in 2018, which the market generally did not like. However, the price action created a buying opportunity, thus creating a disconnect between their share price and the value of their core internet assets.
Bottom Performers
Devon Energy Corp. – Despite continued execution on their portfolio transformation that highlights what we view as Devon’s undervaluation in absolute terms and relative to U.S. peers, oil prices and Canadian oil spreads continue to be the main driver of the stock in recent quarters. The stock was a detractor from our performance in the fourth quarter of 2018, and rebounded to be one of our top contributors in first quarter 2019.
HP, Inc. – HP announced weak results in their printing segment, as the trajectory of supplies revenue growth declined a couple of percent from prior run-rate and expectations. This changed the near-term earnings trajectory of the stock, causing it to re-rate lower with the stock price now reflecting a greater than 12% free-cash-flow yield in 2019.
McDermott International, Inc. – McDermott is an engineering, procurement and construction company with a share price that looks very attractive to us on balance over the next couple years. However, as the company takes additional charges as it moves towards completion of poorly bid liquid natural gas projects acquired via their purchase of CBI, the stock price will likely remain volatile in the near-term as it has been through the first half of our fiscal year.
Gilead Sciences, Inc. – Gilead investors continued reacting to volatile and depressed earnings relative to the company’s former peak hepatitis C treatment numbers. However, we feel the company has made tremendous progress in their HIV business since then. Additionally, during the period they received positive data from a phase 3 trial of a new rheumatoid arthritis drug in their pipeline.
Activision Blizzard, Inc – Activision is a leading publisher and developer of video games. After a weak fourth quarter of 2018, Activision shares continued to adjust to lower forward revenue and earnings estimates throughout the first quarter of 2019. Additionally, competitor EA launched APEX Legends during the quarter, further fueling concern surrounding competition from the battle royale genre.

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
We remain bullish about the prospects for our portfolio given our in-depth understanding of the businesses we own. Of course, timing doesn’t always flatter returns, but we are excited about what’s to come.
Thank you for investing alongside us in the Thornburg Value Fund.

Connor Browne, cfa Portfolio Manager Managing Director	Robert MacDonald, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 10/2/95)
Without sales charge	4.74%	11.53%	8.75%	13.67%	9.68%
With sales charge	0.02%	9.83%	7.76%	13.15%	9.46%
Class C Shares (Incep: 10/2/95)
Without sales charge	3.80%	10.64%	7.91%	12.79%	8.83%
With sales charge	2.80%	10.64%	7.91%	12.79%	8.83%
Class I Shares (Incep: 11/2/98)	5.10%	11.94%	9.17%	14.10%	7.70%
Class R3 Shares (Incep: 7/1/03)	4.70%	11.53%	8.77%	13.67%	7.87%
Class R4 Shares (Incep: 2/1/07)	4.81%	11.65%	8.88%	13.78%	5.79%
Class R5 Shares (Incep: 2/1/05)	5.09%	11.95%	9.17%	14.08%	7.89%
S&P 500 Index (Since 10/2/95)	9.50%	13.51%	10.91%	15.92%	9.03%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.33%; C shares, 2.11%; I shares, 1.06%; R3 shares, 1.78%; R4 shares, 1.77%; R5 shares, 1.38%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Free-Cash-Flow Yield – An overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

6  |  Semi-Annual Report

Fund Summary
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Thermo Fisher Scientific, Inc.	5.2%
US Foods Holding Corp.	4.7%
Alphabet, Inc. Class C	4.4%
JPMorgan Chase & Co.	4.3%
Assured Guaranty Ltd.	4.0%
Gilead Sciences, Inc.	3.8%
Enterprise Products Partners L.P.	3.4%
Nomad Foods Ltd.	3.3%
Comcast Corp. Class A	3.1%
Oaktree Capital Group, LLC	3.0%
SECTOR EXPOSURE
Financials	21.8%
Communication Services	15.0%
Health Care	14.0%
Information Technology	9.7%
Consumer Discretionary	9.3%
Consumer Staples	8.0%
Energy	7.6%
Materials	4.9%
Industrials	3.0%
Utilities	1.2%
Other Assets Less Liabilities	5.5%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	12.2%
Pharmaceuticals, Biotechnology & Life Sciences	11.1%
Diversified Financials	10.9%
Energy	7.6%
Technology Hardware & Equipment	7.4%
Banks	6.9%
Materials	4.9%
Food & Staples Retailing	4.7%
Retailing	4.5%
Insurance	4.0%

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Common Stock — 94.5%
	Banks — 6.9%
	Banks — 6.9%
	Citigroup, Inc.	391,156	$ 24,337,726
	JPMorgan Chase & Co.	382,211	38,691,220
			63,028,946
	Capital Goods — 1.1%
	Machinery — 1.1%
	ITT, Inc.	163,890	9,505,620
			9,505,620
	Consumer Durables & Apparel — 1.0%
	Household Durables — 1.0%
[a]	Mohawk Industries, Inc.	68,996	8,703,845
			8,703,845
	Consumer Services — 3.8%
	Hotels, Restaurants & Leisure — 3.8%
	Domino’s Pizza Group plc	2,656,084	8,371,786
	Starbucks Corp.	355,700	26,442,738
			34,814,524
	Diversified Financials — 10.9%
	Capital Markets — 4.1%
	Apollo Global Management, LLC Class A	357,443	10,097,765
	Oaktree Capital Group, LLC	555,021	27,556,792
	Consumer Finance — 3.4%
	Capital One Financial Corp.	278,206	22,726,648
	Navient Corp.	734,797	8,501,601
	Diversified Financial Services — 1.1%
	AXA Equitable Holdings, Inc.	469,490	9,455,529
	Mortgage Real Estate Investment Trusts — 2.3%
	PennyMac Mortgage Investment Trust	1,017,045	21,063,002
			99,401,337
	Energy — 7.6%
	Energy Equipment & Services — 0.4%
[a]	McDermott International, Inc.	510,510	3,798,195
	Oil, Gas & Consumable Fuels — 7.2%
	Devon Energy Corp.	637,700	20,125,812
	Enterprise Products Partners L.P.	1,072,386	31,206,432
	Teekay LNG Partners L.P.	914,908	13,687,024
			68,817,463
	Food & Staples Retailing — 4.7%
	Food & Staples Retailing — 4.7%
[a]	US Foods Holding Corp.	1,227,123	42,838,864
			42,838,864
	Food, Beverage & Tobacco — 3.3%
	Food Products — 3.3%
[a]	Nomad Foods Ltd.	1,446,470	29,580,311
			29,580,311
	Healthcare Equipment & Services — 2.9%
	Health Care Equipment & Supplies — 2.9%
	Medtronic plc	284,725	25,932,753
			25,932,753
	Insurance — 4.0%
	Insurance — 4.0%
	Assured Guaranty Ltd.	828,063	36,790,839
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
			36,790,839
	Materials — 4.9%
	Chemicals — 1.7%
	Huntsman Corp.	687,704	$ 15,466,463
	Containers & Packaging — 3.2%
[a]	Crown Holdings, Inc.	504,199	27,514,139
	Owens-Illinois, Inc.	102,374	1,943,059
			44,923,661
	Media & Entertainment — 12.2%
	Entertainment — 2.9%
	Activision Blizzard, Inc.	567,774	25,850,750
	Interactive Media & Services — 6.2%
[a]	Alphabet, Inc. Class C	33,858	39,725,930
[a]	Facebook, Inc. Class A	101,836	16,975,043
	Media — 3.1%
	Comcast Corp. Class A	711,400	28,441,772
			110,993,495
	Pharmaceuticals, Biotechnology & Life Sciences — 11.1%
	Biotechnology — 5.9%
[a]	Alkermes plc	513,767	18,747,358
	Gilead Sciences, Inc.	533,439	34,678,869
	Life Sciences Tools & Services — 5.2%
	Thermo Fisher Scientific, Inc.	173,694	47,543,522
			100,969,749
	Retailing — 4.5%
	Internet & Direct Marketing Retail — 3.3%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	115,172	21,013,131
	Expedia Group, Inc.	75,856	9,026,864
	Specialty Retail — 1.2%
[a]	CarMax, Inc.	160,566	11,207,507
			41,247,502
	Software & Services — 2.3%
	Information Technology Services — 2.3%
	Cognizant Technology Solutions Corp. Class A	291,980	21,153,951
			21,153,951
	Technology Hardware & Equipment — 7.4%
	Communications Equipment — 0.6%
[a]	Casa Systems, Inc.	592,001	4,913,608
	Electronic Equipment, Instruments & Components — 1.2%
[a]	Flex Ltd.	1,090,901	10,909,010
	Technology Hardware, Storage & Peripherals — 5.6%
	Apple, Inc.	92,267	17,526,117
	HP, Inc.	867,177	16,849,249
[a]	Pure Storage, Inc. Class A	773,287	16,849,924
			67,047,908
	Telecommunication Services — 2.8%
	Wireless Telecommunication Services — 2.8%
	China Mobile Ltd.	2,519,332	25,674,885
			25,674,885
	Transportation — 1.9%
	Air Freight & Logistics — 1.9%
	United Parcel Service, Inc. Class B	151,101	16,884,026
			16,884,026
	Utilities — 1.2%
	Electric Utilities — 1.2%
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Fortis, Inc.	302,670	$ 11,195,763
			11,195,763
	Total Common Stock (Cost $811,082,851)		859,505,442
	Short-Term Investments — 5.6%
[b]	Thornburg Capital Management Fund	5,113,389	51,133,893
	Total Short-Term Investments (Cost $51,133,893)		51,133,893
	Total Investments — 100.1% (Cost $862,216,744)		$910,639,335
	Liabilities Net of Other Assets — (0.1)%		(698,476)
	Net Assets — 100.0%		$909,940,859

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	6,489,900	5/8/2019	8,468,020	$ —	$ (23,096)
Great Britain Pound	SSB	Buy	446,600	5/8/2019	582,723	—	(2,973)
Great Britain Pound	SSB	Buy	381,100	5/8/2019	497,259	—	(9,691)
Euro	SSB	Sell	16,665,400	5/31/2019	18,787,211	315,553	—

Total						$ 315,553	$ (35,760)

Net unrealized appreciation/depreciation						$ 279,793

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Semi-Annual Report

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Semi-Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $811,082,851)	$ 859,505,442
Non-controlled affiliated issuer (cost $51,133,893)	51,133,893
Receivable for investments sold	18,074
Receivable for fund shares sold	363,874
Unrealized appreciation on forward currency contracts (Note 7)	315,553
Dividends receivable	871,543
Prepaid expenses and other assets	60,297
Total Assets	912,268,676
Liabilities
Payable for investments purchased	134,551
Payable for fund shares redeemed	949,210
Unrealized depreciation on forward currency contracts (Note 7)	35,760
Payable to investment advisor and other affiliates (Note 4)	820,815
Accounts payable and accrued expenses	387,481
Total Liabilities	2,327,817
Net Assets	$ 909,940,859
NET ASSETS CONSIST OF
Distributable earnings	$ 44,641,377
Net capital paid in on shares of beneficial interest	865,299,482
$ 909,940,859
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($429,520,805 applicable to 6,209,246 shares of beneficial interest outstanding - Note 5)	$ 69.17
Maximum sales charge, 4.50% of offering price	3.26
Maximum offering price per share	$ 72.43
Class C Shares:
Net asset value and offering price per share* ($42,990,312 applicable to 681,936 shares of beneficial interest outstanding - Note 5)	$ 63.04
Class I Shares:
Net asset value, offering and redemption price per share ($379,773,681 applicable to 5,334,182 shares of beneficial interest outstanding - Note 5)	$ 71.20
Class R3 Shares:
Net asset value, offering and redemption price per share ($32,769,874 applicable to 476,140 shares of beneficial interest outstanding - Note 5)	$ 68.82
Class R4 Shares:
Net asset value, offering and redemption price per share ($6,693,513 applicable to 96,222 shares of beneficial interest outstanding - Note 5)	$ 69.56
Class R5 Shares:
Net asset value, offering and redemption price per share ($18,192,674 applicable to 255,891 shares of beneficial interest outstanding - Note 5)	$ 71.10

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
12  |  Semi-Annual Report

Statement of Operations
Thornburg Value Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $30,850)	$ 8,577,707
Non-controlled affiliated issuer	828,151
Total Income	9,405,858
EXPENSES
Investment advisory fees (Note 4)	3,840,768
Administration fees (Note 4)
Class A Shares	185,825
Class C Shares	19,825
Class I Shares	163,963
Class R3 Shares	14,961
Class R4 Shares	3,000
Class R5 Shares	7,668
Distribution and service fees (Note 4)
Class A Shares	529,416
Class C Shares	226,073
Class R3 Shares	85,306
Class R4 Shares	8,550
Transfer agent fees
Class A Shares	212,470
Class C Shares	58,810
Class I Shares	191,250
Class R3 Shares	57,780
Class R4 Shares	15,834
Class R5 Shares	38,948
Registration and filing fees
Class A Shares	6,925
Class C Shares	6,065
Class I Shares	7,289
Class R3 Shares	6,023
Class R4 Shares	5,786
Class R5 Shares	5,758
Custodian fees (Note 2)	29,120
Professional fees	42,310
Trustee and officer fees (Note 4)	26,092
Other expenses	56,314
Total Expenses	5,852,129
Less:
Expenses reimbursed by investment advisor (Note 4)	(318,831)
Net Expenses	5,533,298
Net Investment Income	$ 3,872,560
Semi-Annual Report  |  13

Statement of Operations, Continued
Thornburg Value Fund  |  Six Months Ended March 31, 2019 (Unaudited)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ (7,328,334)
Forward currency contracts (Note 7)	1,158,895
Foreign currency transactions	(6,255)
(6,175,694)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(42,041,954)
Forward currency contracts (Note 7)	234,820
Foreign currency translations	(2,111)
(41,809,245)
Net Realized and Unrealized Loss	(47,984,939)
Net Decrease in Net Assets Resulting from Operations	$ (44,112,379)
See notes to financial statements.
14  |  Semi-Annual Report

Statements of Changes in Net Assets
Thornburg Value Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 3,872,560	$ 5,975,880
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(6,175,694)	241,438,605
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	(41,809,245)	(137,958,472)
Net Increase (Decrease) in Net Assets Resulting from Operations	(44,112,379)	109,456,013
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,836,449)	(2,045,321)
Class C Shares	-	(643,910)
Class I Shares	(2,694,843)	(2,283,277)
Class R3 Shares	(114,235)	(248,385)
Class R4 Shares	(29,384)	(51,776)
Class R5 Shares	(128,320)	(113,541)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(21,883,787)	48,921,442
Class C Shares	(6,507,559)	(122,477,269)
Class I Shares	(21,721,339)	12,485,587
Class R3 Shares	(4,517,714)	(11,000,791)
Class R4 Shares	(772,308)	(3,261,498)
Class R5 Shares	29,958	34,360
Net Increase (Decrease) in Net Assets	(104,288,359)	28,771,634
NET ASSETS
Beginning of Period	1,014,229,218	985,457,584
End of Period	$ 909,940,859	$ 1,014,229,218

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  15

Notes to Financial Statements
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.
The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
16   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 862,216,744
Gross unrealized appreciation on a tax basis	117,605,834
Gross unrealized depreciation on a tax basis	(69,183,243)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 48,422,591
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
18   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 859,505,442	$ 859,505,442	$ —	$ —
Short-Term Investments	51,133,893	51,133,893	—	—
Total Investments in Securities	$ 910,639,335	$ 910,639,335	$ —	$ —
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Other Financial Instruments
Forward Currency Contracts	$ 315,553	$ —	$ 315,553	$ —
Total Assets	$ 910,954,888	$ 910,639,335	$ 315,553	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (35,760)	$ —	$ (35,760)	$ —
Total Liabilities	$ (35,760)	$ —	$ (35,760)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.853% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $5,824 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $734 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to
20  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class I shares, 0.99%; Class R3 shares, 1.35%; Class R4 shares, 1.25%; Class R5 shares, 0.99%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $169,716 for Class I shares, $84,951 for Class R3 shares, $20,741 for Class R4 shares, and $43,423 for Class R5 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 7.25%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$112,260,426	$84,181,387	$(145,307,920)	$-	$-	$51,133,893	$828,151
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	150,614	$ 9,983,979	1,753,542	$ 124,113,117
Shares issued to shareholders in reinvestment of dividends	29,836	1,759,754	28,581	1,940,082
Shares repurchased	(508,925)	(33,627,520)	(1,114,963)	(77,131,757)
Net increase (decrease)	(328,475)	$ (21,883,787)	667,160	$ 48,921,442
Semi-Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	66,096	$ 3,843,865	95,949	$ 6,089,425
Shares issued to shareholders in reinvestment of dividends	-	-	10,013	623,226
Shares repurchased	(172,077)	(10,351,424)	(2,001,456)	(129,189,920)
Net decrease	(105,981)	$ (6,507,559)	(1,895,494)	$ (122,477,269)
Class I Shares
Shares sold	275,063	$ 18,729,840	1,261,932	$ 90,593,694
Shares issued to shareholders in reinvestment of dividends	41,897	2,541,041	30,761	2,147,141
Shares repurchased	(635,821)	(42,992,220)	(1,135,822)	(80,255,248)
Net increase (decrease)	(318,861)	$ (21,721,339)	156,871	$ 12,485,587
Class R3 Shares
Shares sold	30,523	$ 2,013,040	86,863	$ 5,923,634
Shares issued to shareholders in reinvestment of dividends	1,862	109,276	3,543	239,041
Shares repurchased	(100,698)	(6,640,030)	(249,858)	(17,163,466)
Net decrease	(68,313)	$ (4,517,714)	(159,452)	$ (11,000,791)
Class R4 Shares
Shares sold	3,202	$ 212,001	17,806	$ 1,229,724
Shares issued to shareholders in reinvestment of dividends	402	23,796	541	36,893
Shares repurchased	(15,407)	(1,008,105)	(65,297)	(4,528,115)
Net decrease	(11,803)	$ (772,308)	(46,950)	$ (3,261,498)
Class R5 Shares
Shares sold	18,046	$ 1,245,147	53,918	$ 3,798,893
Shares issued to shareholders in reinvestment of dividends	2,117	128,201	1,616	112,647
Shares repurchased	(20,116)	(1,343,390)	(54,291)	(3,877,180)
Net increase	47	$ 29,958	1,243	$ 34,360
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $127,849,409 and $145,275,665, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
22  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
The Fund entered into forward currency contracts during the six months ended March 31, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2019 was $42,323,348.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2019 is disclosed in the following tables:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 315,553
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (35,760)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2019 is $279,793, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 1,158,895	$ 1,158,895
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 234,820	$ 234,820
Semi-Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
24  |  Semi-Annual Report

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Semi-Annual Report  |  25

Financial Highlights
Thornburg Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 72.46	0.25	(3.25)	(3.00)	(0.29)	—	(0.29)	$ 69.17
2018 (b)	$ 65.26	0.39	7.17	7.56	(0.36)	—	(0.36)	$ 72.46
2017 (b)	$ 54.08	0.16	11.04	11.20	(0.02)	—	(0.02)	$ 65.26
2016 (b)(e)	$ 49.17	0.32	4.76	5.08	(0.17)	—	(0.17)	$ 54.08
2015 (b)	$ 48.09	0.07	1.03	1.10	(0.02)	—	(0.02)	$ 49.17
2014 (b)	$ 40.84	0.10	7.41	7.51	(0.26)	—	(0.26)	$ 48.09
CLASS C SHARES
2019 (c)	$ 66.03	(0.05)	(2.94)	(2.99)	—	—	—	$ 63.04
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	(0.25)	$ 66.03
2017	$ 49.97	(0.27)	10.17	9.90	—	—	—	$ 59.87
2016	$ 45.63	(0.06)	4.40	4.34	—	—	—	$ 49.97
2015	$ 44.95	(0.29)	0.97	0.68	—	—	—	$ 45.63
2014	$ 38.26	(0.24)	6.93	6.69	—	—	—	$ 44.95
CLASS I SHARES
2019 (c)	$ 74.70	0.37	(3.37)	(3.00)	(0.50)	—	(0.50)	$ 71.20
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	(0.42)	$ 74.70
2017	$ 55.58	0.42	11.35	11.77	(0.25)	—	(0.25)	$ 67.10
2016	$ 50.53	0.54	4.90	5.44	(0.39)	—	(0.39)	$ 55.58
2015	$ 49.28	0.28	1.04	1.32	(0.07)	—	(0.07)	$ 50.53
2014	$ 41.96	0.28	7.62	7.90	(0.58)	—	(0.58)	$ 49.28
CLASS R3 SHARES
2019 (c)	$ 72.02	0.24	(3.22)	(2.98)	(0.22)	—	(0.22)	$ 68.82
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	(0.36)	$ 72.02
2017	$ 53.76	0.18	10.97	11.15	(0.03)	—	(0.03)	$ 64.88
2016	$ 48.86	0.34	4.74	5.08	(0.18)	—	(0.18)	$ 53.76
2015	$ 47.79	0.08	1.01	1.09	(0.02)	—	(0.02)	$ 48.86
2014	$ 40.56	0.11	7.37	7.48	(0.25)	—	(0.25)	$ 47.79
CLASS R4 SHARES
2019 (c)	$ 72.83	0.28	(3.27)	(2.99)	(0.28)	—	(0.28)	$ 69.56
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	(0.38)	$ 72.83
2017	$ 54.31	0.25	11.08	11.33	(0.09)	—	(0.09)	$ 65.55
2016	$ 49.36	0.40	4.78	5.18	(0.23)	—	(0.23)	$ 54.31
2015	$ 48.24	0.14	1.01	1.15	(0.03)	—	(0.03)	$ 49.36
2014	$ 40.89	0.16	7.43	7.59	(0.24)	—	(0.24)	$ 48.24
CLASS R5 SHARES
2019 (c)	$ 74.60	0.38	(3.38)	(3.00)	(0.50)	—	(0.50)	$ 71.10
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	(0.42)	$ 74.60
2017	$ 55.50	0.41	11.35	11.76	(0.25)	—	(0.25)	$ 67.01
2016	$ 50.45	0.53	4.90	5.43	(0.38)	—	(0.38)	$ 55.50
2015	$ 49.21	0.27	1.04	1.31	(0.07)	—	(0.07)	$ 50.45
2014	$ 41.89	0.28	7.61	7.89	(0.57)	—	(0.57)	$ 49.21

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Value Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

0.76 (d)	1.33 (d)	1.33 (d)	1.33 (d)	(4.08)	15.10	$ 429,521
0.56	1.33	1.33	1.33	11.62	57.33	$ 473,740
0.27	1.39	1.39	1.39	20.72	43.53	$ 383,118
0.63	1.39	1.39	1.39	10.33	31.10	$ 374,237
0.14	1.37	1.37	1.37	2.28	59.70	$ 377,299
0.22	1.37	1.37	1.37	18.40	72.43	$ 395,216

(0.18) (d)	2.26 (d)	2.26 (d)	2.26 (d)	(4.53)	15.10	$ 42,990
(0.17)	2.11	2.11	2.11	10.73	57.33	$ 52,023
(0.49)	2.14	2.14	2.14	19.81	43.53	$ 160,663
(0.12)	2.14	2.14	2.14	9.51	31.10	$ 168,821
(0.61)	2.12	2.12	2.12	1.51	59.70	$ 168,321
(0.55)	2.14	2.14	2.14	17.49	72.43	$ 175,495

1.10 (d)	0.99 (d)	0.99 (d)	1.08 (d)	(3.90)	15.10	$ 379,774
0.90	0.99	0.99	1.06	12.00	57.33	$ 422,302
0.68	0.99	0.99	1.06	21.20	43.53	$ 368,790
1.02	0.99	0.99	1.07	10.77	31.10	$ 280,570
0.53	0.99	0.99	1.06	2.68	59.70	$ 288,642
0.60	0.99	0.99	1.06	18.86	72.43	$ 299,568

0.74 (d)	1.35 (d)	1.35 (d)	1.85 (d)	(4.09)	15.10	$ 32,770
0.57	1.35	1.35	1.78	11.60	57.33	$ 39,211
0.30	1.35	1.35	1.82	20.75	43.53	$ 45,668
0.67	1.35	1.35	1.81	10.40	31.10	$ 50,089
0.16	1.35	1.35	1.77	2.28	59.70	$ 59,150
0.23	1.35	1.35	1.77	18.45	72.43	$ 74,579

0.84 (d)	1.25 (d)	1.25 (d)	1.86 (d)	(4.04)	15.10	$ 6,693
0.68	1.25	1.25	1.77	11.72	57.33	$ 7,868
0.42	1.24	1.24	1.78	20.87	43.53	$ 10,159
0.78	1.25	1.25	1.75	10.50	31.10	$ 9,539
0.26	1.25	1.25	1.67	2.39	59.70	$ 10,167
0.36	1.24	1.24	1.69	18.56	72.43	$ 11,330

1.10 (d)	0.99 (d)	0.99 (d)	1.49 (d)	(3.91)	15.10	$ 18,193
0.89	0.99	0.99	1.38	12.00	57.33	$ 19,085
0.68	0.99	0.99	1.42	21.21	43.53	$ 17,060
1.00	0.99	0.99	1.46	10.78	31.10	$ 14,738
0.51	0.99	0.99	1.20	2.65	59.70	$ 19,270
0.59	0.98	0.98	1.42	18.88	72.43	$ 30,676
Semi-Annual Report  |  27

Expense Example
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$ 959.24	$ 6.50
Hypothetical*	$1,000.00	$1,018.30	$ 6.69
CLASS C SHARES
Actual	$1,000.00	$ 954.72	$11.01
Hypothetical*	$1,000.00	$1,013.66	$11.35
CLASS I SHARES
Actual	$1,000.00	$ 960.99	$ 4.84
Hypothetical*	$1,000.00	$1,020.00	$ 4.99
CLASS R3 SHARES
Actual	$1,000.00	$ 959.09	$ 6.59
Hypothetical*	$1,000.00	$1,018.20	$ 6.79
CLASS R4 SHARES
Actual	$1,000.00	$ 959.61	$ 6.11
Hypothetical*	$1,000.00	$1,018.70	$ 6.29
CLASS R5 SHARES
Actual	$1,000.00	$ 960.91	$ 4.84
Hypothetical*	$1,000.00	$1,020.00	$ 4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.33%; C: 2.26%; I: 0.99%; R3: 1.35%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
28  |  Semi-Annual Report

Other Information
Thornburg Value Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  29

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
30  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH170

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg International Value Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
April 15, 2019
Dear Fellow Shareholder:
The fourth quarter of 2018 produced the worst quarterly return for the MSCI AC World ex-USA Index since the third quarter of 2015, yet in the first quarter of 2019, the markets produced the strongest quarterly index performance since the first quarter of 2012, although not fully offsetting the fourth quarter’s losses. Against this volatile backdrop, in the six months ended March 31, 2019, Thornburg International Value Fund produced a total return of negative 0.10% (Class I shares). The Fund’s performance for this semi-annual period exceeded the MSCI AC World ex-USA Index return of negative 2.33%.
One of investors’ biggest concerns, and a big catalyst of the fourth quarter selloff, was the Fed’s aggressive tightening, sparked by the statement from U.S. Fed Chairman Jerome Powell that the Fed was “a long way from neutral” on interest rates. Since then, the Fed has adopted a more dovish tone and in March indicated the likelihood of no more rate hikes in 2019.
A protracted U.S.-China trade war and its potential impact on Chinese and global economies also weighed on markets in the fourth quarter, and the Chinese government took measures to stimulate its economy in response. In the first quarter, a more conciliatory tone between the two countries and apparent progress in trade negotiations helped investor sentiment. China’s Shanghai Composite Index led most global equity markets, returning 27% in the first quarter of 2019 after it was down 26.9% in dollar terms in 2018.
Partly because of concerns over the Fed and China, in the fourth quarter markets were also worried by the potential for a synchronized global slowdown. While global growth forecasts have been reduced, a more dovish Fed, the probability of a U.S.-China trade deal, and a more stable China outlook, along with markets which were arguably oversold and, in many places undervalued after the fourth quarter’s declines, supported the market in the first quarter.
Top Performers
Kweichow Moutai
With over 800 years of history, Kweichow Moutai is the largest liquor company in China. It has a high barrier to entry due to its location (water, climate, etc.), its manufacturing process, and its aging requirement of at least five years. It benefits from the consumption upgrade trend in China because of its brand strength and scarcity value. We bought Kweichow Moutai in the fourth quarter as its shares declined by more than 25%, driven by market de-rating. In the first quarter the company’s shares rose to their highest on record as China’s market re-rated and the company delivered strong earnings.
TAL Education Group
TAL Education Group provides afterschool tutoring services in China. With rising urbanization, favorable demographics and intense competition for admission into top schools in China, TAL benefits from a supply-demand imbalance, coupled with a growing market share resulting from favorable brand recognition. The stock rose modestly in a difficult fourth quarter for the market as earnings beat expectations. During the first quarter, the stock rose more than 35% as China’s markets recovered, revenues rose 35% and margins improved.
Keyence Corp.
Keyence develops, manufactures and sells sensors and measuring instruments used in factory automation. With best-in-class teams in both R&D and sales, Keyence boasts both high growth rates and margins. We initiated a position in the fourth quarter on low valuation during the market sell off. As macro fear eased, Keyence re-rated.
Hong Kong Exchanges & Clearing
Hong Kong Exchanges owns and operates the Stock Exchange of Hong Kong, the Hong Kong Futures Exchange, and the London Metals Exchange. It also operates four clearing houses in Hong Kong and provides market data. It is a monopoly exchange in Hong Kong. Its revenues are driven by daily trading volume, which can provide upside in a volatile market. Hong Kong Exchange had been a long-term holding in the Fund, but we exited the name due to high valuation a few years ago. When the stock came under pressure in the first nine months of 2018 along with most other China-related stocks, we began building a new position, and over the next two quarters the stock recovered as sentiment and the prospect for the greater China region and the company’s businesses improved.
Yunnan Baiyao Group
Yunnan Baiyao is the largest Traditional Chinese Medicine (TCM) company in China. It has three business segments: pharmaceuticals, which produces Yunnan Baiyao branded coagulant drugs, consumer products, and pharmaceuticals distribution. Yunnan Baiyao came under pressure along with the broader China market in the third quarter, during which time trading in the stock was halted due to the company going through a corporate reorganization. In the fourth quarter, the company finished its reorganization and announced an employee incentive plan. The stock resumed trading in late November and has recovered along with the China market.
Bottom Performers
Credit Suisse Group
Credit Suisse is a global investment bank based in Switzerland. The company is in the final stages of a multi-year restructuring plan which is predicated on an ambitious downsizing of the group’s cost base and a strengthened focus on the wealth management business. Financials globally, and European financials in particular, underperformed in 2018 on worries about global growth, political instability in Europe and a delay

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
in the European Central Bank’s (ECB) normalization of interest rates. We exited the position in the fourth quarter to fund other ideas that had become attractive due to the market decline.
SoftBank Group
SoftBank is a holding company with businesses in the information and technology industry within Japan and internationally. Its major assets include the third-largest wireless operator in Japan, the fourth-largest wireless operator in the U.S. (Sprint), the largest e-commerce platform in China (Alibaba), a global microprocessor company (ARM), Yahoo Japan, and a soon-to-be $100 billion technology-focused private equity fund, Vision Fund. SoftBank’s price dropped in the fourth quarter on concerns of a potential fourth mobile network operator entering into the Japanese market which would negatively impact its Japanese wireless unit’s IPO valuation, concern over its close relationship with Saudi Arabia in relation to Vision Fund, and global pressure on technology stocks. In the first quarter SoftBank recovered as quarterly profits beat estimates and the company announced a $5.5 billion share repurchase program, but still turned in a loss for the six-month period. We believe the company trades at a significant discount to its sum of the parts valuation.
Électricité de France (EDF)
EDF produces, transmits, distributes, imports and exports electricity. EDF owns the largest nuclear power generation capacity in France and is vital for the reliability of electricity across Europe. Given its generation business model, EDF is sensitive to power prices. During the period spot power prices and forward power prices were weaker than expected. Company guidance for 2019 was also below expectations, and anticipated government-led reform of the power sector was slow to materialize. Even with its outperformance and re-rating over the past several years, we believe EDF’s assets are still considerably undervalued.
UniCredit SpA
UniCredit is the second-largest bank in Italy, the third-largest in Germany, and the leading bank in Austria and in Central Eastern Europe. The stock has underperformed on growth concerns and as the market has discounted the lower earnings growth resulting from delayed ECB rate hikes. In the fourth quarter as the Italian government and the EU negotiated Italy’s budget, the spread between the Italian 10-year government bond yield and German 10-year bund yield widened, which became a headwind for Italian banks. While the underlying operating trends were solid, UniCredit also took additional provisions in 2018 for its Turkey exposure. During the period we trimmed the position size to fund other attractive ideas created by the market decline.
Commerzbank AG
Commerzbank AG is Germany’s second-largest bank. It is also one of the European banks most geared to higher interest rates. A delay in ECB interest rate hikes due to concerns around trade wars and slower global growth caused a sharp decline in the German 10-year bund yield and drove the stock’s underperformance. While we still believe in Commerzbank’s restructuring initiatives, the benefit of higher interest rates won’t materialize as soon as we once thought. We exited the position during the period to fund other attractive ideas.
During the first quarter, global equity markets largely normalized the fourth quarter’s selloff and the Fund recovered its fourth quarter losses. While new macro concerns will come and cause new episodes of market volatility, we continue to believe the best way to outperform is by being long term, focused, bottom-up active investors. Our bottom-up process continues leading us to interesting companies across our baskets: basic value, consistent earners, and emerging franchises. We are confident that our investment philosophy and process will continue to deliver attractive risk-adjusted returns over a full market cycle. Thank you for investing alongside us in Thornburg International Value Fund.
Sincerely,

Lei Wang, cfa Portfolio Manager Managing Director	Di Zhou, cfa, frm® Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 5/28/98)
Without sales charge	-5.35%	5.48%	3.34%	8.04%	6.99%
With sales charge	-9.62%	3.87%	2.40%	7.54%	6.76%
Class C Shares (Incep: 5/28/98)
Without sales charge	-6.09%	4.69%	2.58%	7.24%	6.16%
With sales charge	-7.03%	4.69%	2.58%	7.24%	6.16%
Class I Shares (Incep: 3/30/01)	-5.08%	5.86%	3.71%	8.45%	6.72%
Class R3 Shares (Incep: 7/1/03)	-5.51%	5.31%	3.17%	7.86%	7.56%
Class R4 Shares (Incep: 2/1/07)	-5.34%	5.53%	3.37%	8.08%	2.96%
Class R5 Shares (Incep: 2/1/05)	-5.07%	5.82%	3.65%	8.36%	5.94%
Class R6 Shares (Incep: 5/1/12)	-4.89%	6.02%	3.88%	-	4.98%
MSCI EAFE Index (Since 5/28/98)	-3.71%	7.27%	2.33%	8.96%	4.04%
MSCI AC World ex-U.S. Index (Net) (Since 5/28/98)	-4.22%	8.09%	2.57%	8.85%	4.55%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.27%; C shares, 2.02%; I shares, 0.91%; R3 shares, 1.64%; R4 shares, 1.47%; R5 shares, 1.17%; R6 shares, 0.83%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25% and R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The MSCI All Country (AC) World ex-U.S. Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The Shanghai Composite Index is a capitalization-weighted index that tracks the daily price performance of all A shares and B shares listed on the Shanghai Stock Exchange.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6  |  Semi-Annual Report

Fund Summary
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary goal, the Fund also seeks some current income.
The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Ping An Insurance Group Co. of China Ltd. Class H	4.8%
SoftBank Group Corp.	3.4%
Tencent Holdings Ltd.	3.1%
Reliance Industries Ltd.	3.0%
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	2.9%
SAP SE	2.9%
Alibaba Group Holding Ltd. Sponsored ADR	2.8%
Shin-Etsu Chemical Co. Ltd.	2.8%
Canadian Pacific Railway Ltd.	2.8%
Danone S.A.	2.7%
SECTOR EXPOSURE
Industrials	18.0%
Financials	16.2%
Consumer Staples	12.1%
Communication Services	10.2%
Consumer Discretionary	9.8%
Information Technology	8.4%
Energy	5.2%
Health Care	4.8%
Materials	4.5%
Utilities	3.2%
Other Assets Less Liabilities	7.6%

TOP TEN INDUSTRY GROUPS
Capital Goods	11.9%
Food, Beverage & Tobacco	8.3%
Media & Entertainment	6.8%
Insurance	6.5%
Diversified Financials	6.2%
Energy	5.2%
Software & Services	4.8%
Materials	4.5%
Consumer Durables & Apparel	4.0%
Retailing	3.9%

COUNTRY EXPOSURE* (percent of equity holdings)
China	21.5%
France	15.6%
Japan	15.3%
Germany	14.4%
Spain	6.5%
United Kingdom	6.1%
Canada	4.8%
Netherlands	4.0%
India	3.7%
Hong Kong	2.4%
Italy	2.2%
Switzerland	2.2%
Israel	1.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Common Stock — 92.4%
	Banks — 3.5%
	Banks — 3.5%
	Barclays plc	26,720,089	$ 53,831,069
	ING Groep N.V.	4,477,477	54,163,839
	UniCredit S.p.A.	1,389,006	17,806,171
			125,801,079
	Capital Goods — 11.9%
	Aerospace & Defense — 4.0%
	BAE Systems plc	8,841,003	55,548,173
	Safran S.A.	634,914	87,068,279
	Construction & Engineering — 5.3%
	Ferrovial S.A.	4,171,958	97,716,210
	Vinci S.A.	938,063	91,253,066
	Electrical Equipment — 0.5%
	Prysmian S.p.A.	921,623	17,435,557
	Machinery — 2.1%
	CNH Industrial N.V.	3,928,301	39,941,176
[a]	Knorr-Bremse AG	373,985	37,139,909
			426,102,370
	Commercial & Professional Services — 2.3%
	Professional Services — 2.3%
	Recruit Holdings Co. Ltd.	2,849,771	81,278,770
			81,278,770
	Consumer Durables & Apparel — 4.0%
	Textiles, Apparel & Luxury Goods — 4.0%
	adidas AG	370,585	90,041,450
	Kering S.A.	96,590	55,388,448
			145,429,898
	Consumer Services — 1.9%
	Diversified Consumer Services — 1.9%
[a]	TAL Education Group ADR	1,932,532	69,725,755
			69,725,755
	Diversified Financials — 6.2%
	Capital Markets — 6.2%
	Deutsche Boerse AG	568,088	72,838,004
	Hong Kong Exchanges & Clearing Ltd.	2,272,790	79,215,198
	UBS Group AG	5,965,279	72,308,227
			224,361,429
	Energy — 5.2%
	Oil, Gas & Consumable Fuels — 5.2%
	China Petroleum & Chemical Corp. Class H	11,270,169	8,886,980
	Reliance Industries Ltd.	5,449,555	107,225,059
	Royal Dutch Shell plc Sponsored ADR Class A	1,121,696	70,206,952
			186,318,991
	Food, Beverage & Tobacco — 8.3%
	Beverages — 2.6%
	Kweichow Moutai Co. Ltd. Class A	735,662	93,486,502
	Food Products — 5.7%
	Danone S.A.	1,278,825	98,537,338
	Inner Mongolia Yili Industrial Group Co. Ltd. Class A	24,466,276	105,980,967
			298,004,807
	Healthcare Equipment & Services — 2.1%
	Health Care Providers & Services — 2.1%
	Fresenius Medical Care AG & Co. KGaA	948,038	76,462,911
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
			76,462,911
	Household & Personal Products — 3.8%
	Household Products — 1.5%
	Reckitt Benckiser Group plc	645,933	$ 53,691,460
	Personal Products — 2.3%
	Kose Corp.	444,761	81,584,329
			135,275,789
	Insurance — 6.5%
	Insurance — 6.5%
	AXA S.A.	2,462,382	61,955,646
	Ping An Insurance Group Co. of China Ltd. Class H	15,392,417	172,356,952
			234,312,598
	Materials — 4.5%
	Chemicals — 4.5%
	Nutrien Ltd.	1,155,186	60,947,613
	Shin-Etsu Chemical Co. Ltd.	1,211,617	101,450,923
			162,398,536
	Media & Entertainment — 6.8%
	Entertainment — 3.3%
	Nintendo Co. Ltd.	125,200	35,652,008
[a]	Ubisoft Entertainment S.A.	930,011	82,791,535
	Interactive Media & Services — 3.0%
	Tencent Holdings Ltd.	2,386,871	109,766,359
	Media — 0.5%
	Zee Entertainment Enterprises Ltd.	2,726,792	17,449,107
			245,659,009
	Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
	Pharmaceuticals — 2.7%
[a]	Teva Pharmaceutical Industries Ltd. Sponsored ADR	2,819,590	44,211,171
	Yunnan Baiyao Group Co. Ltd. Class A	4,170,724	53,063,436
			97,274,607
	Retailing — 3.9%
	Internet & Direct Marketing Retail — 3.7%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	556,107	101,461,722
[a]	Zalando SE	776,160	30,255,355
	Specialty Retail — 0.2%
	Industria de Diseno Textil S.A.	304,374	8,945,509
			140,662,586
	Semiconductors & Semiconductor Equipment — 1.2%
	Semiconductors & Semiconductor Equipment — 1.2%
	Infineon Technologies AG	1,784,067	35,392,596
	NXP Semiconductors N.V.	102,286	9,041,059
			44,433,655
	Software & Services — 4.8%
	Information Technology Services — 1.8%
	Amadeus IT Group S.A.	454,603	36,410,505
	Wirecard AG	235,618	29,522,819
	Software — 3.0%
	SAP SE	916,341	105,874,296
			171,807,620
	Technology Hardware & Equipment — 2.4%
	Electronic Equipment, Instruments & Components — 2.4%
	Keyence Corp.	137,795	85,750,439
			85,750,439
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Telecommunication Services — 3.4%
	Wireless Telecommunication Services — 3.4%
	SoftBank Group Corp.	1,252,476	$ 121,427,904
			121,427,904
	Transportation — 3.8%
	Road & Rail — 2.8%
	Canadian Pacific Railway Ltd.	480,128	98,920,772
	Transportation Infrastructure — 1.0%
	Atlantia SPA	1,454,856	37,682,537
			136,603,309
	Utilities — 3.2%
	Electric Utilities — 3.2%
	Electricite de France S.A.	3,089,696	42,248,924
	Iberdrola S.A.	8,333,118	73,154,924
			115,403,848
	Total Common Stock (Cost $2,894,072,285)		3,324,495,910
	Short-Term Investments — 7.8%
[b]	Thornburg Capital Management Fund	27,857,716	278,577,159
	Total Short-Term Investments (Cost $278,577,159)		278,577,159
	Total Investments — 100.2% (Cost $3,172,649,444)		$3,603,073,069
	Liabilities Net of Other Assets — (0.2)%		(5,590,499)
	Net Assets — 100.0%		$3,597,482,570

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	CBK	Sell	127,887,400	5/2/2019	143,822,207	$ 4,066,782	$ —
Euro	CBK	Sell	128,471,600	5/2/2019	144,479,199	4,071,228	—
Euro	CBK	Buy	256,359,000	5/2/2019	288,301,406	—	(4,824,602)
Euro	SSB	Sell	121,534,400	6/25/2019	137,300,226	2,651,497	—

Total						$ 10,789,507	$ (4,824,602)

Net unrealized appreciation/depreciation						$ 5,964,905

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Citibank N.A. ("CBK").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
SPA	Stand-by Purchase Agreement
See notes to financial statements.
10   |  Semi-Annual Report

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Semi-Annual Report  |  11

Statement of Assets and Liabilities
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $2,894,072,285)	$ 3,324,495,910
Non-controlled affiliated issuer (cost $278,577,159)	278,577,159
Cash denominated in foreign currency (cost $22)	22
Receivable for investments sold	46,827,260
Receivable for fund shares sold	17,975,061
Unrealized appreciation on forward currency contracts (Note 7)	10,789,507
Dividends receivable	4,624,820
Dividend and interest reclaim receivable	1,937,410
Prepaid expenses and other assets	156,145
Total Assets	3,685,383,294
Liabilities
Payable for investments purchased	58,122,035
Payable for fund shares redeemed	15,894,434
Unrealized depreciation on forward currency contracts (Note 7)	4,824,602
Payable to investment advisor and other affiliates (Note 4)	2,766,797
Deferred taxes payable (Note 2)	2,799,289
Accounts payable and accrued expenses	3,492,870
Dividends payable	697
Total Liabilities	87,900,724
Net Assets	$ 3,597,482,570
NET ASSETS CONSIST OF
Distributable earnings	$ 442,788,275
Net capital paid in on shares of beneficial interest	3,154,694,295
$ 3,597,482,570
12   |  Semi-Annual Report

Statement of Assets and Liabilities, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($685,420,096 applicable to 30,730,432 shares of beneficial interest outstanding - Note 5)	$ 22.30
Maximum sales charge, 4.50% of offering price	1.05
Maximum offering price per share	$ 23.35
Class C Shares:
Net asset value and offering price per share* ($116,136,285 applicable to 5,842,948 shares of beneficial interest outstanding - Note 5)	$ 19.88
Class I Shares:
Net asset value, offering and redemption price per share ($1,850,727,603 applicable to 80,351,038 shares of beneficial interest outstanding - Note 5)	$ 23.03
Class R3 Shares:
Net asset value, offering and redemption price per share ($185,322,790 applicable to 8,307,710 shares of beneficial interest outstanding - Note 5)	$ 22.31
Class R4 Shares:
Net asset value, offering and redemption price per share ($152,304,632 applicable to 6,879,413 shares of beneficial interest outstanding - Note 5)	$ 22.14
Class R5 Shares:
Net asset value, offering and redemption price per share ($183,764,408 applicable to 7,983,841 shares of beneficial interest outstanding - Note 5)	$ 23.02
Class R6 Shares:
Net asset value, offering and redemption price per share ($423,806,756 applicable to 18,477,417 shares of beneficial interest outstanding - Note 5)	$ 22.94

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Semi-Annual Report  |  13

Statement of Operations
Thornburg International Value Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $191,416)	$ 18,196,235
Non-controlled affiliated issuer	2,175,354
Total Income	20,371,589
EXPENSES
Investment advisory fees (Note 4)	13,672,221
Administration fees (Note 4)
Class A Shares	295,971
Class C Shares	56,006
Class I Shares	855,129
Class R3 Shares	81,245
Class R4 Shares	63,498
Class R5 Shares	84,645
Class R6 Shares	178,464
Distribution and service fees (Note 4)
Class A Shares	842,713
Class C Shares	638,804
Class R3 Shares	462,642
Class R4 Shares	180,770
Transfer agent fees
Class A Shares	545,050
Class C Shares	147,100
Class I Shares	1,128,580
Class R3 Shares	332,040
Class R4 Shares	301,220
Class R5 Shares	298,940
Class R6 Shares	6,190
Registration and filing fees
Class A Shares	8,411
Class C Shares	7,505
Class I Shares	12,717
Class R3 Shares	6,657
Class R4 Shares	6,341
Class R5 Shares	5,994
Class R6 Shares	6,791
Custodian fees (Note 2)	340,500
Professional fees	103,560
Trustee and officer fees (Note 4)	115,550
Other expenses	227,513
Total Expenses	21,012,767
Less:
Expenses reimbursed by investment advisor (Note 4)	(862,691)
Net Expenses	20,150,076
Net Investment Income	$ 221,513
14   |  Semi-Annual Report

Statement of Operations, Continued
Thornburg International Value Fund  |  Six Months Ended March 31, 2019 (Unaudited)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $163,980)	$ 60,313,145
Forward currency contracts (Note 7)	19,401,762
Foreign currency transactions	(512,566)
79,202,341
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $1,365,563)	(156,938,711)
Forward currency contracts (Note 7)	(3,904,753)
Foreign currency translations	(120,329)
(160,963,793)
Net Realized and Unrealized Loss	(81,761,452)
Net Decrease in Net Assets Resulting from Operations	$ (81,539,939)
See notes to financial statements.
Semi-Annual Report  |  15

Statements of Changes in Net Assets
Thornburg International Value Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 221,513	$ 54,098,205
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	79,202,341	(3,667,466)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(160,963,793)	(234,416,570)
Net Decrease in Net Assets Resulting from Operations	(81,539,939)	(183,985,831)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(8,986,188)	(119,664,083)
Class C Shares	-	(62,573,001)
Class I Shares	(30,860,690)	(450,919,825)
Class R3 Shares	(1,984,958)	(40,754,715)
Class R4 Shares	(1,906,286)	(30,158,902)
Class R5 Shares	(3,078,981)	(40,624,260)
Class R6 Shares	(7,281,194)	(76,239,643)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(78,318,064)	91,509,368
Class C Shares	(39,554,271)	(167,868,829)
Class I Shares	(522,767,001)	(358,945,418)
Class R3 Shares	(23,404,587)	(23,143,248)
Class R4 Shares	(8,954,131)	(7,395,851)
Class R5 Shares	(39,746,062)	(20,256,219)
Class R6 Shares	(23,019,630)	18,030,208
Net Decrease in Net Assets	(871,401,982)	(1,472,990,249)
NET ASSETS
Beginning of Period	4,468,884,552	5,941,874,801
End of Period	$ 3,597,482,570	$ 4,468,884,552

*	Unaudited.
See notes to financial statements.
16   |  Semi-Annual Report

Notes to Financial Statements
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 3,172,649,444
Gross unrealized appreciation on a tax basis	473,028,085
Gross unrealized depreciation on a tax basis	(42,604,460)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 430,423,625
18   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
At March 31, 2019, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $1,675,134. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $54,824,019. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. To date the Fund has recovered certain amounts previously withheld in Finland, which amounts are reflected in the financial statements included in this report. The Fund would expect to record a receivable for other such reclaims based on a variety of factors, including assessments of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims in countries other than Finland, and the likelihood of collection in those other countries remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
20  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 3,324,495,910	$ 3,324,495,910	$ —	$ —
Short-Term Investments	278,577,159	278,577,159	—	—
Total Investments in Securities	$ 3,603,073,069	$ 3,603,073,069	$ —	$ —
Other Financial Instruments
Forward Currency Contracts	$ 10,789,507	$ —	$ 10,789,507	$ —
Total Assets	$ 3,613,862,576	$ 3,603,073,069	$ 10,789,507	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (4,824,602)	$ —	$ (4,824,602)	$ —
Total Liabilities	$ (4,824,602)	$ —	$ (4,824,602)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2019 is as follows:
	COMMON STOCK	TOTAL
Beginning Balance 9/30/2018	$ 69,188,477	$ 69,188,477
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)(a)	(827,789)	(827,789)
Gross Purchases	–	–
Gross Sales	(2,105,459)	(2,105,459)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	609,506	609,506
Transfers into Level 3(d)	–	–
Transfers out of Level 3(d)	(66,864,735)	(66,864,735)
Ending Balance 3/31/2019	$ –	$ –

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2019, which were valued using significant unobservable inputs, was $0.
(d)	Transfers out of Level 3 were due to changes in market activity (e.g.) frequency of trades, which resulted in available market inputs to determine price during the six months ended March 31, 2019. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occured.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Semi-Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.743% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $3,819 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $5,988 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class R3 shares, 1.45%; Class R4 shares, 1.25%; Class R5 shares, 0.99%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $268,619 for Class R3 shares, $216,731 for Class R4 shares, $192,188 for Class R5 shares, and voluntarily reimbursed $185,153 for Class R6 shares.
22   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 0.80%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$214,290,589	$1,018,330,759	$(954,044,189)	$-	$-	$278,577,159	$2,175,354
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,038,163	$ 42,160,652	9,801,105	$ 232,103,746
Shares issued to shareholders in reinvestment of dividends	432,321	8,153,571	4,440,886	106,847,709
Shares repurchased	(6,215,356)	(128,632,287)	(10,172,663)	(247,442,087)
Net increase (decrease)	(3,744,872)	$ (78,318,064)	4,069,328	$ 91,509,368
Class C Shares
Shares sold	193,858	$ 3,500,733	765,525	$ 16,811,768
Shares issued to shareholders in reinvestment of dividends	-	-	2,608,037	55,707,675
Shares repurchased	(2,336,345)	(43,055,004)	(11,423,876)	(240,388,272)
Net decrease	(2,142,487)	$ (39,554,271)	(8,050,314)	$ (167,868,829)
Class I Shares
Shares sold	8,473,596	$ 179,285,461	21,186,332	$ 538,039,749
Shares issued to shareholders in reinvestment of dividends	1,426,129	27,752,470	15,260,323	378,932,754
Shares repurchased	(34,455,704)	(729,804,932)	(50,362,898)	(1,275,917,921)
Net decrease	(24,555,979)	$ (522,767,001)	(13,916,243)	$ (358,945,418)
Class R3 Shares
Shares sold	513,982	$ 10,633,015	1,528,944	$ 37,523,777
Shares issued to shareholders in reinvestment of dividends	94,905	1,790,857	1,519,952	36,554,848
Shares repurchased	(1,707,033)	(35,828,459)	(3,976,568)	(97,221,873)
Net decrease	(1,098,146)	$ (23,404,587)	(927,672)	$ (23,143,248)
Semi-Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	1,025,536	$ 21,306,911	2,063,382	$ 50,114,257
Shares issued to shareholders in reinvestment of dividends	66,011	1,235,734	847,935	20,240,210
Shares repurchased	(1,525,249)	(31,496,776)	(3,215,582)	(77,750,318)
Net decrease	(433,702)	$ (8,954,131)	(304,265)	$ (7,395,851)
Class R5 Shares
Shares sold	706,540	$ 15,241,868	1,805,671	$ 45,657,236
Shares issued to shareholders in reinvestment of dividends	154,892	3,012,644	1,570,374	38,946,199
Shares repurchased	(2,666,859)	(58,000,574)	(4,132,147)	(104,859,654)
Net decrease	(1,805,427)	$ (39,746,062)	(756,102)	$ (20,256,219)
Class R6 Shares
Shares sold	1,787,260	$ 38,802,267	4,840,622	$ 121,564,541
Shares issued to shareholders in reinvestment of dividends	358,774	6,949,445	3,027,489	74,876,752
Shares repurchased	(3,195,013)	(68,771,342)	(7,309,496)	(178,411,085)
Net increase (decrease)	(1,048,979)	$ (23,019,630)	558,615	$ 18,030,208
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,321,531,785 and $2,090,333,808, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the six months ended March 31, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2019 was $345,635,097.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master
24   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
Agreement. Outstanding forward currency contracts which were entered into with Citibank N.A. (“CBK”) were entered into pursuant to an ISDA Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB or with CBK, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and with CBK do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2019 is disclosed in the following table:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 10,789,507
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (4,824,602)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2019 is $3,313,408 attributable to the Fund’s contracts with CBK, and $2,651,497 attributable to the Fund’s contracts with SSB. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 19,401,762	$ 19,401,762
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (3,904,753)	$ (3,904,753)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  25

Financial Highlights
Thornburg International Value Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 22.69	(0.02)	(0.09)	(0.11)	(0.28)	—	(0.28)	$ 22.30
2018 (b)	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	(4.03)	$ 22.69
2017 (b)	$ 23.43	0.16	4.24	4.40	(0.20)	—	(0.20)	$ 27.63
2016 (b)(e)	$ 27.46	0.36	0.25	0.61	(0.39)	(4.25)	(4.64)	$ 23.43
2015 (b)	$ 29.84	0.24	0.16	0.40	(0.26)	(2.52)	(2.78)	$ 27.46
2014 (b)	$ 30.12	0.19	(0.23)	(0.04)	(0.24)	—	(0.24)	$ 29.84
CLASS C SHARES
2019 (c)	$ 20.01	(0.09)	(0.04)	(0.13)	—	—	—	$ 19.88
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	(4.03)	$ 20.01
2017	$ 21.29	(0.02)	3.84	3.82	(0.11)	—	(0.11)	$ 25.00
2016	$ 25.40	0.17	0.24	0.41	(0.27)	(4.25)	(4.52)	$ 21.29
2015	$ 27.86	0.05	0.11	0.16	(0.10)	(2.52)	(2.62)	$ 25.40
2014	$ 28.17	— (f)	(0.23)	(0.23)	(0.08)	—	(0.08)	$ 27.86
CLASS I SHARES
2019 (c)	$ 23.47	0.01	(0.10)	(0.09)	(0.35)	—	(0.35)	$ 23.03
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	(4.04)	$ 23.47
2017	$ 24.02	0.25	4.37	4.62	(0.27)	—	(0.27)	$ 28.37
2016	$ 28.04	0.47	0.23	0.70	(0.47)	(4.25)	(4.72)	$ 24.02
2015	$ 30.43	0.38	0.13	0.51	(0.38)	(2.52)	(2.90)	$ 28.04
2014	$ 30.76	0.33	(0.25)	0.08	(0.41)	—	(0.41)	$ 30.43
CLASS R3 SHARES
2019 (c)	$ 22.65	(0.04)	(0.08)	(0.12)	(0.22)	—	(0.22)	$ 22.31
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	(4.03)	$ 22.65
2017	$ 23.44	0.14	4.22	4.36	(0.17)	—	(0.17)	$ 27.63
2016	$ 27.47	0.31	0.25	0.56	(0.34)	(4.25)	(4.59)	$ 23.44
2015	$ 29.86	0.21	0.13	0.34	(0.21)	(2.52)	(2.73)	$ 27.47
2014	$ 30.14	0.15	(0.24)	(0.09)	(0.19)	—	(0.19)	$ 29.86
CLASS R4 SHARES
2019 (c)	$ 22.52	(0.02)	(0.09)	(0.11)	(0.27)	—	(0.27)	$ 22.14
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	(4.03)	$ 22.52
2017	$ 23.26	0.18	4.21	4.39	(0.20)	—	(0.20)	$ 27.45
2016	$ 27.30	0.37	0.23	0.60	(0.39)	(4.25)	(4.64)	$ 23.26
2015	$ 29.69	0.25	0.15	0.40	(0.27)	(2.52)	(2.79)	$ 27.30
2014	$ 29.98	0.21	(0.24)	(0.03)	(0.26)	—	(0.26)	$ 29.69
CLASS R5 SHARES
2019 (c)	$ 23.44	0.01	(0.09)	(0.08)	(0.34)	—	(0.34)	$ 23.02
2018	$ 28.35	0.27	(1.15)	(0.88)	— (h)	(4.03)	(4.03)	$ 23.44
2017	$ 24.01	0.24	4.35	4.59	(0.25)	—	(0.25)	$ 28.35
2016	$ 28.03	0.46	0.23	0.69	(0.46)	(4.25)	(4.71)	$ 24.01
2015	$ 30.41	0.30	0.19	0.49	(0.35)	(2.52)	(2.87)	$ 28.03
2014	$ 30.71	0.30	(0.24)	0.06	(0.36)	—	(0.36)	$ 30.41
CLASS R6 SHARES
2019	$ 23.40	0.03	(0.10)	(0.07)	(0.39)	—	(0.39)	$ 22.94
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	(4.05)	$ 23.40
2017	$ 23.95	0.31	4.33	4.64	(0.32)	—	(0.32)	$ 28.27
2016	$ 27.97	0.53	0.21	0.74	(0.51)	(4.25)	(4.76)	$ 23.95
2015	$ 30.36	0.39	0.17	0.56	(0.43)	(2.52)	(2.95)	$ 27.97
2014	$ 30.70	0.40	(0.26)	0.14	(0.48)	—	(0.48)	$ 30.36

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Class B shares converted to Class A shares on August 29, 2016.
(f)	Net investment income (loss) was less than $0.01 per share.
(g)	Net investment income (loss) is less than 0.01%.
(h)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg International Value Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

(0.18) (d)	1.29 (d)	1.29 (d)	1.29 (d)	(0.26)	37.20	$ 685,420
0.77	1.27	1.27	1.27	(4.13)	44.41	$ 782,371
0.65	1.31	1.31	1.31	18.78	86.88	$ 840,244
1.51	1.28	1.28	1.28	1.90	103.90	$ 990,194
0.82	1.27	1.27	1.27	1.25	70.88	$ 1,361,529
0.63	1.26	1.26	1.26	(0.14)	37.25	$ 2,601,689

(1.01) (d)	2.11 (d)	2.11 (d)	2.11 (d)	(0.65)	37.20	$ 116,136
0.07	2.02	2.02	2.02	(4.86)	44.41	$ 159,789
(0.08)	2.04	2.04	2.04	17.94	86.88	$ 400,859
0.77	2.02	2.02	2.02	1.12	103.90	$ 535,169
0.19	1.99	1.99	1.99	0.52	70.88	$ 706,606
— (g)	1.99	1.99	1.99	(0.83)	37.25	$ 874,358

0.12 (d)	0.99 (d)	0.99 (d)	0.99 (d)	(0.10)	37.20	$ 1,850,728
1.15	0.91	0.91	0.91	(3.81)	44.41	$ 2,462,564
0.99	0.92	0.92	0.92	19.29	86.88	$ 3,370,930
1.91	0.90	0.90	0.90	2.21	103.90	$ 4,375,955
1.27	0.90	0.90	0.90	1.65	70.88	$ 5,895,731
1.05	0.88	0.88	0.88	0.23	37.25	$ 7,748,950

(0.35) (d)	1.45 (d)	1.45 (d)	1.74 (d)	(0.34)	37.20	$ 185,323
0.59	1.45	1.45	1.64	(4.29)	44.41	$ 213,007
0.55	1.45	1.45	1.64	18.63	86.88	$ 285,510
1.31	1.45	1.45	1.62	1.67	103.90	$ 325,135
0.71	1.45	1.45	1.58	1.09	70.88	$ 479,223
0.51	1.45	1.45	1.61	(0.30)	37.25	$ 754,139

(0.15) (d)	1.25 (d)	1.25 (d)	1.55 (d)	(0.25)	37.20	$ 152,305
0.81	1.25	1.25	1.47	(4.11)	44.41	$ 164,663
0.74	1.25	1.25	1.46	18.90	86.88	$ 209,066
1.55	1.25	1.25	1.39	1.87	103.90	$ 267,623
0.86	1.24	1.24	1.37	1.30	70.88	$ 333,247
0.70	1.25	1.25	1.49	(0.12)	37.25	$ 722,349

0.11 (d)	0.99 (d)	0.99 (d)	1.19 (d)	(0.08)	37.20	$ 183,764
1.06	0.99	0.99	1.17	(3.87)	44.41	$ 229,485
0.96	0.99	0.99	1.15	19.17	86.88	$ 298,970
1.88	0.95	0.95	0.95	2.19	103.90	$ 529,330
1.01	0.98	0.98	1.11	1.57	70.88	$ 685,617
0.97	0.99	0.99	1.12	0.17	37.25	$ 2,171,673

0.32 (d)	0.79 (d)	0.79 (d)	0.88 (d)	0.03	37.20	$ 423,807
1.33	0.79	0.79	0.83	(3.68)	44.41	$ 457,006
1.23	0.78	0.78	0.79	19.40	86.88	$ 536,296
2.19	0.74	0.74	0.74	2.40	103.90	$ 473,941
1.33	0.74	0.74	0.74	1.81	70.88	$ 420,849
1.28	0.73	0.73	0.73	0.42	37.25	$ 872,512
Semi-Annual Report  |  27

Expense Example
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$ 997.42	$ 6.42
Hypothetical*	$1,000.00	$1,018.50	$ 6.49
CLASS C SHARES
Actual	$1,000.00	$ 993.51	$10.49
Hypothetical*	$1,000.00	$1,014.41	$10.60
CLASS I SHARES
Actual	$1,000.00	$ 998.96	$ 4.93
Hypothetical*	$1,000.00	$1,020.00	$ 4.99
CLASS R3 SHARES
Actual	$1,000.00	$ 996.60	$ 7.22
Hypothetical*	$1,000.00	$1,017.70	$ 7.29
CLASS R4 SHARES
Actual	$1,000.00	$ 997.51	$ 6.23
Hypothetical*	$1,000.00	$1,018.70	$ 6.29
CLASS R5 SHARES
Actual	$1,000.00	$ 999.16	$ 4.93
Hypothetical*	$1,000.00	$1,020.00	$ 4.99
CLASS R6 SHARES
Actual	$1,000.00	$1,000.28	$ 3.94
Hypothetical*	$1,000.00	$1,020.99	$ 3.98

†	Expenses are equal to the annualized expense ratio for each class (A: 1.29%; C: 2.11%; I: 0.99%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.79%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
28  |  Semi-Annual Report

Other Information
Thornburg International Value Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  29

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
30  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH176

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Core Growth Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
April 25, 2019
Dear Fellow Shareholder:
For the six months ended March 31, 2019, the Thornburg Core Growth Fund returned negative 3.16% for Class I shares, at net asset value (NAV), trailing its benchmark, the Russell 3000 Growth Index, which returned negative 2.80%. On March 31, 2019, the NAV per share of the Class I shares was $41.96.
While the overall return from the period appears to be muted from an equity markets perspective, beneath the surface the period was highly volatile. The first half of the period was strongly negative with the Russell 3000 Growth Index down over 20 percent from September 30 to December 24. Following the market correction, the Russell 3000 Growth Index surged, having its best start to the year since 1991. During the fourth quarter of 2018, late-cycle economic worries weighed on market sentiment and persistent rate increases by the Federal Reserve also took a toll. Equity markets rallied, however, following dovish comments from Fed Chairman Powell in late December.
Performance Discussion
The Core Growth portfolio trailed the Russell 3000 Growth Index during the first half of the period, then outperformed in the second half.
Sector performance driven by stock selection was strongly positive in information technology, industrials and consumer discretionary sectors during the period. This was offset by weak stock selection within health care, financials, materials and communication services.
Leading top performers for the period were Arista Networks, Square, Inc., ServiceNow, Inc., Proofpoint and Workday.
Arista shares rallied as they reported results and provided guidance outlook suggesting that growth in networking spend by the major cloud titans remains robust. Furthermore, investors have been increasingly optimistic regarding future growth opportunities such as campus switching and 400G technology.
Square is a payment solutions company focused primarily on small and medium sized businesses. It was a new purchase for the Fund during the period. With the broad market correction pressuring stocks during the fourth quarter, we took advantage of attractive valuations to establish the Fund’s position. Square got its start providing card processing solutions to retailers who previously could only accept cash. Square has steadily moved up market and added to its service offerings, continuing to grow at a high rate while addressing a very large market.
ServiceNow shares increased as the company reported impressive growth at scale, with billings growth accelerating for the third consecutive quarter. Customers see ServiceNow as a strategic partner of choice as they pursue digital transformation projects.
Proofpoint shares started to advance at the beginning of the year. The company posted a strong quarter, reporting revenue that beat expectations along with positive guidance for the remainder of 2019. The move to Microsoft Office 365 has been a big catalyst for Proofpoint because it moves email to the cloud where you need a cloud-based email security product. MacAfee exiting the email security space is another catalyst, as the recommended replacement solution is Proofpoint.
Workday is an enterprise software company that provides cloud-based applications primarily for human capital and financial management. Workday is disrupting the traditional on-premise software model with products that are cheaper and faster to deploy and provide a better user experience. The stock performed well as they continued to deliver stronger-than-expected financial results.
Bottom performers for the period included Activision Blizzard, SVB Financial, Nevro, Inogen and DaVita, Inc.
Activision is a leading publisher and developer of video games. During the fourth quarter, Activision reported an earnings beat but did not raise guidance to meet high investor expectations. The fourth quarter was also one of the strongest release slates of AAA video games in many years, adding to concerns that time spent was being spread out across more titles. We believe these are largely temporary issues and that the outlook for Activision and the video game industry remains compelling over the longer term.
SVB Financial Group sold off primarily due to volatile equity markets. The combination of a slower rising rate environment coupled with potential IPO delays to start 2019 caused pressure in the shares. We have since exited the position as fundamentals may potentially be peaking.
Inogen shares fell as company commentary during its earnings call was rather cautious and highlighted that their largest customer in the B2B segment was taking a pause in terms of purchasing new Portable Oxygen Concentrator (POC) units. Faced with limited visibility in terms of when sales growth will rebound, investors have sold the shares during this near-term uncertainty.
Nevro is a medical device company that has developed a spinal cord stimulation system for the treatment of chronic pain. It has been a disappointing stock. Our thesis was based on our belief that a non-opioid treatment of chronic pain would be better received by patients and lead to growth for Nevro. Although early on Nevro experienced explosive growth, the fade in growth rates has been more severe than we expected. We exited our position in Nevro during the period.
DaVita is a health care services business that provides kidney dialysis for patients suffering from chronic kidney failure. During the period, shares were under pressure due to a slow down in treatment growth and concerns about the business shifting from clinic based to home based. We do not believe the

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
one quarter slowdown in treatment growth is a trend. It is also our view that the shift to home-based treatment will become margin accretive over the long term. We think the valuation is attractive and have added to our position.
Outlook
As economic activity matures, many economists expect the outlook for growth and momentum stocks to remain favorable. Tailwinds for equities include a dovish turn by global central banks, an increase in China stimulus and easing China-U.S. trade war tensions.
Since we are not experts on predicting where the S&P 500 Index will end 2019, we would rather let the market forecasters debate which inning of the current market cycle we are in. Instead, we will continue seeking out ownership of high-quality businesses with exceptional potential long-term growth profiles.
To the extent debates around macroeconomic data, Fed actions, and politics create volatility during 2019, we will be opportunistic in adding more of these attractive businesses at discounted valuations.
We thank you for investing alongside us in the Thornburg Core Growth Fund.

Greg Dunn Managing Director Portfolio Manager	Ted Chang, cfa Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/27/00)
Without sales charge	8.50%	14.43%	7.95%	15.05%	6.81%
With sales charge	3.61%	12.69%	6.96%	14.52%	6.54%
Class C Shares (Incep: 12/27/00)
Without sales charge	7.54%	13.52%	7.10%	14.17%	5.97%
With sales charge	6.54%	13.52%	7.10%	14.17%	5.97%
Class I Shares (Incep: 11/3/03)	8.85%	14.87%	8.37%	15.55%	9.28%
Class R3 Shares (Incep: 7/1/03)	8.29%	14.28%	7.82%	14.95%	9.40%
Class R4 Shares (Incep: 2/1/07)	8.41%	14.40%	7.93%	15.07%	6.19%
Class R5 Shares (Incep: 10/3/05)	8.88%	14.88%	8.37%	15.54%	8.36%
Russell 3000 Growth Index (Since 12/27/00)	12.06%	16.40%	13.10%	17.44%	6.20%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.34%; C shares, 2.14%; I shares, 1.05%; R3 shares, 1.80%; R4 shares, 1.97%; R5 shares, 1.33%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%, R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Semi-Annual Report

Fund Summary
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may also invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Amazon.com, Inc.	4.6%
Visa, Inc. Class A	3.8%
FleetCor Technologies, Inc.	3.8%
Alphabet, Inc. Class C	3.5%
Worldpay, Inc. Class A	3.5%
Comcast Corp. Class A	3.4%
Facebook, Inc. Class A	3.3%
SS&C Technologies Holdings, Inc.	3.2%
TJX Companies, Inc.	3.1%
Arista Networks Inc	2.7%
SECTOR EXPOSURE
Information Technology	35.4%
Consumer Discretionary	16.7%
Communication Services	16.3%
Financials	7.4%
Health Care	6.9%
Consumer Staples	4.5%
Energy	2.8%
Industrials	2.2%
Materials	1.5%
Other Assets Less Liabilities	6.3%

TOP TEN INDUSTRY GROUPS
Software & Services	29.0%
Media & Entertainment	16.3%
Retailing	14.4%
Diversified Financials	5.0%
Technology Hardware & Equipment	4.5%
Food, Beverage & Tobacco	4.5%
Pharmaceuticals, Biotechnology & Life Sciences	3.5%
Healthcare Equipment & Services	3.4%
Energy	2.8%
Banks	2.4%

COUNTRY EXPOSURE* (percent of equity holdings)
United States	89.8%
China	2.7%
Ireland	2.7%
Mexico	2.1%
Israel	1.7%
Argentina	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg Core Growth Fund  |  March 31, 2019
		SHARES	VALUE
	Common Stock — 93.7%
	Banks — 2.4%
	Banks — 2.4%
	JPMorgan Chase & Co.	152,434	$ 15,430,894
			15,430,894
	Commercial & Professional Services — 1.5%
	Commercial Services & Supplies — 1.5%
	Brink’s Co.	131,272	9,899,222
			9,899,222
	Consumer Services — 2.3%
	Hotels, Restaurants & Leisure — 2.3%
	Las Vegas Sands Corp.	242,700	14,794,992
			14,794,992
	Diversified Financials — 5.0%
	Capital Markets — 5.0%
	Affiliated Managers Group, Inc.	103,465	11,082,136
	Charles Schwab Corp.	254,500	10,882,420
	CME Group, Inc.	64,650	10,640,097
			32,604,653
	Energy — 2.8%
	Oil, Gas & Consumable Fuels — 2.8%
	Concho Resources, Inc.	77,309	8,578,206
	Pioneer Natural Resources Co.	65,924	10,038,907
			18,617,113
	Food, Beverage & Tobacco — 4.5%
	Beverages — 2.0%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	141,500	13,057,620
	Food Products — 2.5%
	Kerry Group plc Class A	149,820	16,722,033
			29,779,653
	Healthcare Equipment & Services — 3.4%
	Health Care Equipment & Supplies — 1.8%
[a]	DexCom, Inc.	76,257	9,082,209
[a]	Inogen, Inc.	27,837	2,654,814
	Health Care Providers & Services — 1.6%
[a]	DaVita, Inc.	201,007	10,912,670
			22,649,693
	Materials — 1.5%
	Chemicals — 1.5%
	CF Industries Holdings, Inc.	247,268	10,108,316
			10,108,316
	Media & Entertainment — 16.3%
	Entertainment — 4.7%
	Activision Blizzard, Inc.	380,893	17,342,058
[a]	Netflix, Inc.	38,306	13,658,388
	Interactive Media & Services — 8.3%
[a]	Alphabet, Inc. Class C	19,785	23,213,938
[a]	Cargurus, Inc.	239,300	9,586,358
[a]	Facebook, Inc. Class A	129,500	21,586,355
	Media — 3.3%
	Comcast Corp. Class A	550,763	22,019,505
			107,406,602
	Pharmaceuticals, Biotechnology & Life Sciences — 3.5%
	Biotechnology — 3.5%
[a]	Alexion Pharmaceuticals, Inc.	105,225	14,224,315
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Core Growth Fund  |  March 31, 2019
		SHARES	VALUE
	Gilead Sciences, Inc.	136,300	$ 8,860,863
			23,085,178
	Retailing — 14.4%
	Internet & Direct Marketing Retail — 11.3%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	92,839	16,938,475
[a]	Amazon.com, Inc.	17,005	30,281,654
[a]	Booking Holdings, Inc.	6,991	12,198,666
	Expedia Group, Inc.	123,576	14,705,544
	Specialty Retail — 3.1%
	TJX Companies, Inc.	383,684	20,415,826
			94,540,165
	Semiconductors & Semiconductor Equipment — 1.9%
	Semiconductors & Semiconductor Equipment — 1.9%
[a]	Micron Technology, Inc.	131,100	5,418,363
	Texas Instruments, Inc.	66,800	7,085,476
			12,503,839
	Software & Services — 29.0%
	Information Technology Services — 16.7%
[a]	FleetCor Technologies, Inc.	101,090	24,927,783
[a]	PayPal Holdings, Inc.	128,700	13,364,208
[a]	Square, Inc. Class A	174,700	13,088,524
	Visa, Inc. Class A	161,000	25,146,590
[a]	Wix.com Ltd.	85,982	10,389,205
[a]	Worldpay, Inc. Class A	204,527	23,213,815
	Software — 12.3%
[a]	Globant S.A.	84,863	6,059,218
[a]	Pivotal Software, Inc. Class A	531,900	11,090,115
[a]	Proofpoint, Inc.	93,486	11,352,005
[a]	ServiceNow, Inc.	47,006	11,586,509
[a]	Splunk, Inc.	74,967	9,340,888
	SS&C Technologies Holdings, Inc.	325,181	20,710,778
[a]	Workday, Inc. Class A	54,928	10,592,865
			190,862,503
	Technology Hardware & Equipment — 4.5%
	Communications Equipment — 2.7%
[a]	Arista Networks, Inc.	57,229	17,996,231
	Technology Hardware, Storage & Peripherals — 1.8%
	Apple, Inc.	62,522	11,876,054
			29,872,285
	Transportation — 0.7%
	Road & Rail — 0.7%
[a]	LYFT, Inc. Class A	57,625	4,511,461
			4,511,461
	Total Common Stock (Cost $514,010,036)		616,666,569
	Short-Term Investments — 7.5%
[b]	Thornburg Capital Management Fund	4,895,562	48,955,618
	Total Short-Term Investments (Cost $48,955,618)		48,955,618
	Total Investments — 101.2% (Cost $562,965,654)		$665,622,187
	Liabilities Net of Other Assets — (1.2)%		(7,762,986)
	Net Assets — 100.0%		$657,859,201

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Core Growth Fund  |  March 31, 2019
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Semi-Annual Report

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Semi-Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $514,010,036)	$ 616,666,569
Non-controlled affiliated issuer (cost $48,955,618)	48,955,618
Receivable for investments sold	5,025,900
Receivable for fund shares sold	833,760
Dividends receivable	260,850
Dividend and interest reclaim receivable	1,089
Prepaid expenses and other assets	65,290
Total Assets	671,809,076
Liabilities
Payable for investments purchased	8,396,916
Payable for fund shares redeemed	4,687,942
Payable to investment advisor and other affiliates (Note 4)	609,751
Accounts payable and accrued expenses	255,266
Total Liabilities	13,949,875
Net Assets	$ 657,859,201
NET ASSETS CONSIST OF
Distributable earnings	$ 117,763,543
Net capital paid in on shares of beneficial interest	540,095,658
$ 657,859,201
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($272,862,178 applicable to 6,982,001 shares of beneficial interest outstanding - Note 5)	$ 39.08
Maximum sales charge, 4.50% of offering price	1.84
Maximum offering price per share	$ 40.92
Class C Shares:
Net asset value and offering price per share* ($46,654,497 applicable to 1,380,536 shares of beneficial interest outstanding - Note 5)	$ 33.79
Class I Shares:
Net asset value, offering and redemption price per share ($277,656,456 applicable to 6,616,740 shares of beneficial interest outstanding - Note 5)	$ 41.96
Class R3 Shares:
Net asset value, offering and redemption price per share ($34,368,893 applicable to 885,943 shares of beneficial interest outstanding - Note 5)	$ 38.79
Class R4 Shares:
Net asset value, offering and redemption price per share ($4,759,298 applicable to 121,406 shares of beneficial interest outstanding - Note 5)	$ 39.20
Class R5 Shares:
Net asset value, offering and redemption price per share ($21,557,879 applicable to 514,288 shares of beneficial interest outstanding - Note 5)	$ 41.92

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
12  |  Semi-Annual Report

Statement of Operations
Thornburg Core Growth Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,853)	$ 2,447,449
Non-controlled affiliated issuer	358,140
Total Income	2,805,589
EXPENSES
Investment advisory fees (Note 4)	2,724,919
Administration fees (Note 4)
Class A Shares	114,394
Class C Shares	20,590
Class I Shares	113,119
Class R3 Shares	15,117
Class R4 Shares	1,812
Class R5 Shares	11,530
Distribution and service fees (Note 4)
Class A Shares	325,943
Class C Shares	234,723
Class R3 Shares	86,242
Class R4 Shares	5,175
Transfer agent fees
Class A Shares	111,440
Class C Shares	47,570
Class I Shares	96,910
Class R3 Shares	58,490
Class R4 Shares	8,554
Class R5 Shares	48,958
Registration and filing fees
Class A Shares	6,269
Class C Shares	5,955
Class I Shares	6,187
Class R3 Shares	6,048
Class R4 Shares	5,669
Class R5 Shares	5,869
Custodian fees (Note 2)	25,020
Professional fees	32,030
Trustee and officer fees (Note 4)	18,372
Other expenses	41,561
Total Expenses	4,178,466
Less:
Expenses reimbursed by investment advisor (Note 4)	(230,836)
Net Expenses	3,947,630
Net Investment Loss	$ (1,142,041)
Semi-Annual Report  |  13

Statement of Operations, Continued
Thornburg Core Growth Fund  |  Six Months Ended March 31, 2019 (Unaudited)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ 20,641,005
Foreign currency transactions	(13,057)
20,627,948
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(44,585,978)
Foreign currency translations	612
(44,585,366)
Net Realized and Unrealized Loss	(23,957,418)
Net Decrease in Net Assets Resulting from Operations	$ (25,099,459)
See notes to financial statements.
14  |  Semi-Annual Report

Statements of Changes in Net Assets
Thornburg Core Growth Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment loss	$ (1,142,041)	$ (3,700,426)
Net realized gain (loss) on investments and foreign currency transactions	20,627,948	165,765,366
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(44,585,366)	(16,297,238)
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,099,459)	145,767,702
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(12,725,705)	63,051,371
Class C Shares	(5,035,902)	(101,970,153)
Class I Shares	437,562	(4,992,603)
Class R3 Shares	(4,796,485)	(15,683,490)
Class R4 Shares	320,223	(7,673,126)
Class R5 Shares	(8,605,362)	(1,875,573)
Net Increase (Decrease) in Net Assets	(55,505,128)	76,624,128
NET ASSETS
Beginning of Period	713,364,329	636,740,201
End of Period	$ 657,859,201	$ 713,364,329

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  15

Notes to Financial Statements
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Core Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.
The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement.
16   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 562,965,654
Gross unrealized appreciation on a tax basis	117,025,712
Gross unrealized depreciation on a tax basis	(14,369,179)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 102,656,533
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
At March 31, 2019, the Fund had deferred tax basis late-year ordinary investment losses occurring subsequent to October 31, 2017 through September 30, 2018 of $2,619,982. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2019.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
18   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 616,666,569	$ 616,666,569	$ —	$ —
Short-Term Investments	48,955,618	48,955,618	—	—
Total Investments in Securities	$ 665,622,187	$ 665,622,187	$ —	$ —
Total Assets	$ 665,622,187	$ 665,622,187	$ —	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.865% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $5,277 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $715 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The
20  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class I shares, 0.99%; Class R3 shares, 1.50%; Class R4 shares, 1.40%; Class R5 shares, 0.99%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $102,856 for Class I Shares, $62,524 for Class R3 shares, $10,847 for Class R4 shares, and $54,609 for Class R5 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 9.62%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$43,785,824	$157,102,923	$(151,933,129)	$-	$-	$48,955,618	$358,140
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	270,581	$ 9,845,092	2,648,691	$ 102,848,390
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(621,276)	(22,570,797)	(1,078,735)	(39,797,019)
Net increase (decrease)	(350,695)	$ (12,725,705)	1,569,956	$ 63,051,371
Semi-Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	119,602	$ 3,685,277	142,699	$ 4,669,918
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(274,210)	(8,721,179)	(3,186,362)	(106,640,071)
Net decrease	(154,608)	$ (5,035,902)	(3,043,663)	$ (101,970,153)
Class I Shares
Shares sold	339,541	$ 13,216,772	1,000,610	$ 39,866,402
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(326,372)	(12,779,210)	(1,172,618)	(44,859,005)
Net increase (decrease)	13,169	$ 437,562	(172,008)	$ (4,992,603)
Class R3 Shares
Shares sold	76,620	$ 2,763,167	152,644	$ 5,576,446
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(210,589)	(7,559,652)	(589,803)	(21,259,936)
Net decrease	(133,969)	$ (4,796,485)	(437,159)	$ (15,683,490)
Class R4 Shares
Shares sold	139,024	$ 5,117,710	180,163	$ 8,379,103
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(128,175)	(4,797,487)	(233,164)	(16,052,229)
Net increase (decrease)	10,849	$ 320,223	(53,001)	$ (7,673,126)
Class R5 Shares
Shares sold	51,527	$ 2,024,745	211,055	$ 6,542,444
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(263,390)	(10,630,107)	(414,498)	(8,418,017)
Net decrease	(211,863)	$ (8,605,362)	(203,443)	$ (1,875,573)
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $116,972,523 and $144,180,353, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the six months ended March 31, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
22   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  23

Financial Highlights
Thornburg Core Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 40.43	(0.08)	(1.27)	(1.35)	—	—	—	$ 39.08
2018 (b)	$ 32.46	(0.21)	8.18	7.97	—	—	—	$ 40.43
2017 (b)	$ 28.22	(0.24)	4.48	4.24	—	—	—	$ 32.46
2016 (b)	$ 26.09	(0.27)	2.40	2.13	—	—	—	$ 28.22
2015 (b)	$ 26.44	(0.26)	(0.09)	(0.35)	—	—	—	$ 26.09
2014 (b)	$ 24.35	(0.28)	2.37	2.09	—	—	—	$ 26.44
CLASS C SHARES
2019	$ 35.11	(0.21)	(1.11)	(1.32)	—	—	—	$ 33.79
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	$ 35.11
2017	$ 24.90	(0.41)	3.94	3.53	—	—	—	$ 28.43
2016	$ 23.20	(0.41)	2.11	1.70	—	—	—	$ 24.90
2015	$ 23.69	(0.42)	(0.07)	(0.49)	—	—	—	$ 23.20
2014	$ 21.98	(0.43)	2.14	1.71	—	—	—	$ 23.69
CLASS I SHARES
2019 (c)	$ 43.33	(0.02)	(1.35)	(1.37)	—	—	—	$ 41.96
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	$ 43.33
2017	$ 30.01	(0.12)	4.78	4.66	—	—	—	$ 34.67
2016	$ 27.64	(0.17)	2.54	2.37	—	—	—	$ 30.01
2015	$ 27.90	(0.16)	(0.10)	(0.26)	—	—	—	$ 27.64
2014	$ 25.59	(0.18)	2.49	2.31	—	—	—	$ 27.90
CLASS R3 SHARES
2019 (c)	$ 40.16	(0.11)	(1.26)	(1.37)	—	—	—	$ 38.79
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	$ 40.16
2017	$ 28.10	(0.27)	4.47	4.20	—	—	—	$ 32.30
2016	$ 26.01	(0.29)	2.38	2.09	—	—	—	$ 28.10
2015	$ 26.39	(0.29)	(0.09)	(0.38)	—	—	—	$ 26.01
2014	$ 24.33	(0.31)	2.37	2.06	—	—	—	$ 26.39
CLASS R4 SHARES
2019 (c)	$ 40.56	(0.09)	(1.27)	(1.36)	—	—	—	$ 39.20
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	$ 40.56
2017	$ 28.33	(0.24)	4.50	4.26	—	—	—	$ 32.59
2016	$ 26.19	(0.27)	2.41	2.14	—	—	—	$ 28.33
2015	$ 26.54	(0.26)	(0.09)	(0.35)	—	—	—	$ 26.19
2014	$ 24.44	(0.28)	2.38	2.10	—	—	—	$ 26.54
CLASS R5 SHARES
2019 (c)	$ 43.29	(0.02)	(1.35)	(1.37)	—	—	—	$ 41.92
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	$ 43.29
2017	$ 29.98	(0.12)	4.78	4.66	—	—	—	$ 34.64
2016	$ 27.61	(0.17)	2.54	2.37	—	—	—	$ 29.98
2015	$ 27.87	(0.16)	(0.10)	(0.26)	—	—	—	$ 27.61
2014	$ 25.56	(0.18)	2.49	2.31	—	—	—	$ 27.87

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
24  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Core Growth Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

(0.44) (d)	1.33 (d)	1.33 (d)	1.33 (d)	(3.34)	19.00	$ 272,862
(0.57)	1.34	1.34	1.34	24.55	54.98	$ 296,429
(0.79)	1.40	1.40	1.40	15.02	72.03	$ 187,062
(1.00)	1.40	1.40	1.40	8.16	86.24	$ 199,178
(0.93)	1.39	1.39	1.39	(1.32)	96.02	$ 234,284
(1.06)	1.40	1.40	1.40	8.58	100.62	$ 277,099

(1.33) (d)	2.22 (d)	2.22 (d)	2.22 (d)	(3.76)	19.00	$ 46,655
(1.33)	2.14	2.14	2.14	23.50	54.98	$ 53,903
(1.56)	2.16	2.16	2.16	14.18	72.03	$ 130,165
(1.76)	2.16	2.16	2.16	7.33	86.24	$ 156,115
(1.69)	2.15	2.15	2.15	(2.07)	96.02	$ 176,422
(1.81)	2.14	2.14	2.14	7.78	100.62	$ 200,664

(0.10) (d)	0.99 (d)	0.99 (d)	1.07 (d)	(3.16)	19.00	$ 277,656
(0.20)	0.99	0.99	1.05	24.98	54.98	$ 286,152
(0.37)	0.99	0.99	1.05	15.53	72.03	$ 234,922
(0.59)	0.99	0.99	1.05	8.57	86.24	$ 198,658
(0.53)	0.99	0.99	1.05	(0.93)	96.02	$ 244,691
(0.65)	0.99	0.99	1.03	9.03	100.62	$ 251,122

(0.61) (d)	1.50 (d)	1.50 (d)	1.86 (d)	(3.41)	19.00	$ 34,369
(0.72)	1.50	1.50	1.80	24.33	54.98	$ 40,963
(0.90)	1.50	1.50	1.84	14.95	72.03	$ 47,064
(1.10)	1.50	1.50	1.81	8.04	86.24	$ 55,809
(1.05)	1.50	1.50	1.79	(1.44)	96.02	$ 70,310
(1.16)	1.50	1.50	1.80	8.47	100.62	$ 90,788

(0.51) (d)	1.40 (d)	1.40 (d)	1.92 (d)	(3.35)	19.00	$ 4,759
(0.62)	1.40	1.40	1.97	24.46	54.98	$ 4,484
(0.80)	1.40	1.40	2.00	15.04	72.03	$ 5,330
(1.00)	1.40	1.40	1.86	8.17	86.24	$ 6,821
(0.94)	1.40	1.40	1.82	(1.32)	96.02	$ 9,632
(1.06)	1.40	1.40	1.77	8.59	100.62	$ 11,306

(0.10) (d)	0.99 (d)	0.99 (d)	1.41 (d)	(3.16)	19.00	$ 21,558
(0.21)	0.99	0.99	1.33	24.97	54.98	$ 31,433
(0.38)	0.99	0.99	1.34	15.54	72.03	$ 32,197
(0.59)	0.99	0.99	1.30	8.58	86.24	$ 38,629
(0.54)	0.99	0.99	1.24	(0.93)	96.02	$ 45,126
(0.65)	0.99	0.99	1.28	9.04	100.62	$ 61,818
Semi-Annual Report  |  25

Expense Example
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$ 966.61	$ 6.52
Hypothetical*	$1,000.00	$1,018.30	$ 6.69
CLASS C SHARES
Actual	$1,000.00	$ 962.41	$10.86
Hypothetical*	$1,000.00	$1,013.86	$11.15
CLASS I SHARES
Actual	$1,000.00	$ 968.39	$ 4.86
Hypothetical*	$1,000.00	$1,020.00	$ 4.99
CLASS R3 SHARES
Actual	$1,000.00	$ 965.89	$ 7.35
Hypothetical*	$1,000.00	$1,017.45	$ 7.54
CLASS R4 SHARES
Actual	$1,000.00	$ 966.47	$ 6.86
Hypothetical*	$1,000.00	$1,017.95	$ 7.04
CLASS R5 SHARES
Actual	$1,000.00	$ 968.36	$ 4.86
Hypothetical*	$1,000.00	$1,020.00	$ 4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.33%; C: 2.22%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
26  |  Semi-Annual Report

Other Information
Thornburg Core Growth Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  27

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
28  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  29

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30  |  Semi-Annual Report

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH180

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg International Growth Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
April 12, 2019
Dear Fellow Shareholder:
For the six months ended March 31, 2019, the Thornburg International Growth Fund returned negative 5.25% (Class I shares), trailing the MSCI All Country World Ex-U.S. Growth Index (the "index"), which returned negative 1.39% during the period. Since its inception, the Thornburg International Growth Fund has returned an annualized 7.29% (Class I shares) compared with the index return of 3.09% over the same period.
While the overall return is muted, beneath the surface the period was marked by extreme lows and highs. The first half of the period saw indices fall sharply, with the index down over 13 percent from September 30 to December 24. Early on in the period, late-cycle economic worries weighed on market sentiment and persistent rate increases by the Federal Reserve also took a toll. However, when Fed Chairman Powell signaled there would be pause on rate increases, developed and emerging markets rallied. The index regained lost ground and through the end of the reporting period was up more than 13 percent from the bottom.
Performance Discussion
The International Growth portfolio trailed the market during the first half of the period. International equities sold off and volatility escalated as slowing global growth, tightening monetary policy and rising late cycle fears pressured markets. The selloff was broad based and many of our positions de-rated.
At the start of 2019, however, the risk of a recession appeared low and we began to see select opportunities emerge. Having already seen the Fed turn dovish on rates, a fresh set of monetary and fiscal stimulus out of China and progress on China-U.S. trade negotiations, our expectation was for a much-improved 2019. International equities subsequently had their best quarter since mid-2010 and our portfolio strongly outperformed in the second half of the period.
Leading top performers for the period were TAL Education, Alibaba, Tencent, Just Eat and AutoTrader Group plc.
TAL Education Group provides after school tutoring services in China. With rising urbanization, favorable demographics, and intense competition for admission into top schools in China, TAL benefits from a supply-demand imbalance, coupled with a growing market share resulting from favorable brand recognition. The stock rose modestly in a difficult fourth quarter for the market as earnings beat expectations, and during the first quarter the stock rose more than 35% as China’s markets recovered, revenues rose 35% and margins improved.
Alibaba and Tencent shares rebounded as investors became more optimistic about the outlook for the Chinese economy and underlying earnings growth for companies operating in China during the first quarter due to progress made in the U.S.-China trade negotiations and ongoing government support for the economy. Tencent also benefited from the resumption of game approvals in China, which is still the largest part of their business.
Just Eat reported strong performance for the full year and just as importantly for investors, outlined a clear path towards profitability for their own delivery initiatives. Furthermore, management guided towards next year as the peak year for investment and a return to margin expansion in 2020. Investors welcomed this clarity in terms of the company’s medium-term strategic plans, sending the stock higher in the period.
AutoTrader Group is a leading online used-car classifieds business in the U.K. Auto Trader delivered results that beat consensus estimates on both the topline and EPS, and management remained confident that the company will maintain a leadership position in the U.K. Considering the backdrop of weakening macro data and Brexit concerns, Auto Trader’s share performance reflects the quality of the business and durability of its competitive moat.
Bottom performers for the period included Wirecard, ASOS, Zozo Inc., Fresenius Medical Care and Baidu.
Wirecard benefits from the inevitable growth in online payments by providing software and information technology for secure online payment processing, as well as credit card sales for online and terminal payments. Shares were weak during the period due to issues raised around potential fraudulent accounting stemming from their Singapore offices. The company has denied any wrongdoing and nothing material was found by the law firm they hired to investigate.
ASOS shares rallied as fundamentals appear to have stabilized following profit warning last quarter and shares have re-rated modestly from historically low levels. Although ASOS has a lot more work ahead of it to regain investor confidence and prove that the profit warning was a temporary hiccup, we believe the company is moving in the right direction and the upside could be significant if the company can successfully execute.
Zozo reported results that saw operating losses widen dramatically due to costs associated with ramping their private brand business. Outside of the private brand, the core business saw merchandise value growth disappoint and some brands have recently decided to leave the platform. Given the execution issues and decelerating growth trends, we completely sold out of the position.
Fresenius Medical Care let down investors twice during the fourth quarter, first with quarterly results that missed expectations due to a weaker than expected patient mix in North America for dialysis services and then with guidance for next fiscal year that reflects a higher level of investment and thus lower earnings growth than investors had hoped for. Although these developments were frustrating, we believe the fundamentals remain intact and that recent issues are either

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
transitory or fixable. Stock performance improved during the second half of the period.
Baidu disappointed investors with conservative guidance for the fourth quarter, citing a slowing domestic economy and regulatory changes to discourage certain online activities, including gaming.
Outlook
As the pace of economic activity matures, many economists expect the outlook for growth and momentum stocks to remain favorable. Low interest rates, low inflation and steady growth should benefit growth stocks. Additional tailwinds for equities include a dovish turn by global central banks, an increase in China stimulus and easing China-U.S. trade war tensions.
Since we are not experts on predicting where the market will end 2019, we would rather let the forecasters debate which inning of the current market cycle we are in. Instead, we will continue seeking out ownership of high-quality businesses with exceptional long-term growth profiles. To the extent debates around macroeconomic data, Fed actions, and politics create volatility during 2019, we will be opportunistic in adding to more of these attractive businesses at discounted valuations.
We thank you for investing alongside us in Thornburg International Growth Fund.

Greg Dunn Managing Director Portfolio Manager	Sean Koung Sun, cfa Managing Director Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 2/1/07)
Without sales charge	-6.35%	7.97%	3.63%	13.86%	6.77%
With sales charge	-10.55%	6.34%	2.68%	13.33%	6.37%
Class C Shares (Incep: 2/1/07)
Without sales charge	-7.08%	7.17%	2.86%	13.05%	6.02%
With sales charge	-7.97%	7.17%	2.86%	13.05%	6.02%
Class I Shares (Incep: 2/1/07)	-6.06%	8.39%	4.05%	14.38%	7.29%
Class R3 Shares (Incep: 2/1/08)	-6.52%	7.84%	3.52%	13.78%	5.66%
Class R4 Shares (Incep: 2/1/08)	-6.45%	7.94%	3.62%	13.92%	5.77%
Class R5 Shares (Incep: 2/1/08)	-6.05%	8.38%	4.04%	14.37%	6.19%
Class R6 Shares (Incep: 2/1/13)	-6.00%	8.49%	4.14%	-	6.95%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	-3.05%	8.42%	4.01%	9.47%	3.09%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.32%; C shares, 2.08%; I shares, 0.99%; R3 shares, 1.98%; R4 shares, 1.88%; R5 shares, 1.25% and R6 shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99% and R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The MSCI All Country (AC) World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Semi-Annual Report

Fund Summary
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.
The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd. Sponsored ADR	4.1%
Tencent Holdings Ltd.	3.7%
Worldpay, Inc. Class A	3.5%
AstraZeneca plc	3.1%
Fresenius Medical Care AG & Co. KGaA	2.8%
Just Eat plc	2.8%
TAL Education Group	2.7%
Yandex N.V. Class A	2.7%
Royal Dutch Shell plc Class A	2.6%
Ubisoft Entertainment S.A.	2.5%
SECTOR EXPOSURE
Consumer Discretionary	29.9%
Communication Services	15.7%
Information Technology	11.8%
Health Care	11.0%
Consumer Staples	10.8%
Financials	7.8%
Industrials	5.0%
Energy	2.6%
Other Assets Less Liabilities	5.4%

TOP TEN INDUSTRY GROUPS
Retailing	16.0%
Media & Entertainment	15.7%
Consumer Services	11.2%
Software & Services	11.0%
Food, Beverage & Tobacco	9.1%
Pharmaceuticals, Biotechnology & Life Sciences	6.2%
Diversified Financials	5.7%
Healthcare Equipment & Services	4.8%
Commercial & Professional Services	3.3%
Consumer Durables & Apparel	2.7%

COUNTRY EXPOSURE* (percent of equity holdings)
United Kingdom	21.4%
China	12.7%
United States	12.1%
Germany	10.5%
France	7.9%
Japan	6.6%
Ireland	4.4%
Macao	4.3%
Australia	3.3%
India	3.2%
Mexico	3.2%
Russian Federation	2.9%
Netherlands	2.7%
Switzerland	2.2%
Sweden	1.8%
South Korea	0.8%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Common Stock — 94.6%
	Banks — 2.1%
	Banks — 1.1%
[a]	Commerzbank AG	2,188,171	$ 16,936,612
	Thrifts & Mortgage Finance — 1.0%
	Housing Development Finance Corp. Ltd.	550,469	15,606,223
			32,542,835
	Commercial & Professional Services — 3.3%
	Commercial Services & Supplies — 1.5%
	Edenred	525,765	23,927,254
	Professional Services — 1.8%
	Nihon M&A Center, Inc.	1,013,700	27,713,715
			51,640,969
	Consumer Durables & Apparel — 2.7%
	Textiles, Apparel & Luxury Goods — 2.7%
	adidas AG	100,144	24,332,099
	Essilor International Cie Generale d’Optique S.A.	164,500	17,969,329
			42,301,428
	Consumer Services — 11.2%
	Diversified Consumer Services — 2.7%
[a]	TAL Education Group ADR	1,193,138	43,048,419
	Hotels, Restaurants & Leisure — 8.5%
	Alsea SAB de CV	4,554,851	9,536,670
	Domino’s Pizza Enterprises Ltd.	237,272	7,315,181
	Domino’s Pizza Group plc	9,110,156	28,714,557
	Evolution Gaming Group AB	101,221	7,974,830
	Galaxy Entertainment Group Ltd.	5,447,658	37,092,888
	Merlin Entertainments plc	3,305,114	14,778,188
	Sands China Ltd.	5,422,200	27,249,319
			175,710,052
	Diversified Financials — 5.7%
	Capital Markets — 5.7%
	Hargreaves Lansdown plc	817,950	19,852,587
	Japan Exchange Group, Inc.	2,041,513	36,343,094
	St James’s Place plc	2,464,497	32,997,600
			89,193,281
	Energy — 2.6%
	Oil, Gas & Consumable Fuels — 2.6%
	Royal Dutch Shell plc Class A	1,288,629	40,445,648
			40,445,648
	Food, Beverage & Tobacco — 9.1%
	Beverages — 2.4%
	Fomento Economico Mexicano SAB de CV Sponsored ADR	410,019	37,836,553
	Food Products — 4.6%
	Danone S.A.	450,342	34,700,215
	Kerry Group plc Class A	336,048	37,507,713
	Tobacco — 2.1%
	ITC Ltd.	7,561,419	32,368,658
			142,413,139
	Healthcare Equipment & Services — 4.8%
	Health Care Equipment & Supplies — 2.0%
	Siemens Healthineers AG	741,400	30,896,379
	Health Care Providers & Services — 2.8%
	Fresenius Medical Care AG & Co. KGaA	549,126	44,289,124
			75,185,503
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Household & Personal Products — 1.7%
	Personal Products — 1.7%
	Kose Corp.	149,100	$ 27,350,023
			27,350,023
	Media & Entertainment — 15.7%
	Entertainment — 4.2%
	Activision Blizzard, Inc.	564,253	25,690,439
[a]	Ubisoft Entertainment S.A.	447,372	39,825,996
	Interactive Media & Services — 11.5%
	Auto Trader Group plc	4,609,227	31,313,140
[a]	Baidu, Inc. Sponsored ADR	144,732	23,859,070
	Carsales.com Ltd.	2,733,510	24,552,741
	Tencent Holdings Ltd.	1,249,600	57,466,048
[a]	Yandex N.V. Class A	1,227,917	42,166,670
			244,874,104
	Pharmaceuticals, Biotechnology & Life Sciences — 6.2%
	Biotechnology — 1.0%
	CSL Ltd.	119,093	16,484,508
	Life Sciences Tools & Services — 2.1%
	Lonza Group AG	106,900	33,151,614
	Pharmaceuticals — 3.1%
	AstraZeneca plc	599,265	47,884,441
			97,520,563
	Retailing — 16.0%
	Internet & Direct Marketing Retail — 10.7%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	350,161	63,886,874
[a]	ASOS plc	747,954	31,173,518
[a]	Booking Holdings, Inc.	12,555	21,907,345
[a]	Boozt AB	2,597,563	18,719,061
[a]	Farfetch Ltd. Class A	725,658	19,527,457
[a]	Zalando SE	306,769	11,958,108
	Internet Software & Services — 3.1%
[a]	Just Eat plc	4,406,002	43,096,854
[a]	Mercari, Inc.	193,365	5,931,977
	Multiline Retail — 2.2%
	B&M European Value Retail S.A.	6,916,508	33,655,395
			249,856,589
	Semiconductors & Semiconductor Equipment — 0.8%
	Semiconductors & Semiconductor Equipment — 0.8%
	SK Hynix, Inc.	183,800	12,014,765
			12,014,765
	Software & Services — 11.0%
	Information Technology Services — 10.1%
	Mastercard, Inc. Class A	167,664	39,476,489
	Visa, Inc. Class A	240,954	37,634,605
	Wirecard AG	214,858	26,921,602
[a]	Worldpay, Inc. Class A	487,294	54,525,006
	Software — 0.9%
[a]	Blue Prism Group plc	611,224	13,199,147
			171,756,849
	Transportation — 1.7%
	Airlines — 1.7%
[a]	Ryanair Holdings plc Sponsored ADR	364,115	27,286,778
			27,286,778
	Total Common Stock (Cost $1,275,691,398)		1,480,092,526
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Short-Term Investments — 5.2%
[b]	Thornburg Capital Management Fund	8,070,847	$ 80,708,471
	Total Short-Term Investments (Cost $80,708,471)		80,708,471
	Total Investments — 99.8% (Cost $1,356,399,869)		$1,560,800,997
	Other Assets Less Liabilities — 0.2%		3,459,920
	Net Assets — 100.0%		$1,564,260,917

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	BBH	Sell	122,854,600	4/10/2019	160,077,675	$ —	$ (3,171,466)

Net unrealized appreciation/depreciation							$ (3,171,466)

*	Counterparty includes Brown Brothers Harriman & Co. ("BBH").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Semi-Annual Report

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Semi-Annual Report  |  11

Statement of Assets and Liabilities
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,275,691,398)	$ 1,480,092,526
Non-controlled affiliated issuer (cost $80,708,471)	80,708,471
Cash denominated in foreign currency (cost $55)	55
Receivable for investments sold	5,187,898
Receivable for fund shares sold	3,274,516
Dividends receivable	2,584,153
Dividend and interest reclaim receivable	463,335
Prepaid expenses and other assets	151,843
Total Assets	1,572,462,797
Liabilities
Payable for investments purchased	1,071,155
Payable for fund shares redeemed	2,225,138
Unrealized depreciation on forward currency contracts (Note 7)	3,171,466
Payable to investment advisor and other affiliates (Note 4)	1,194,248
Deferred taxes payable (Note 2)	26,201
Accounts payable and accrued expenses	512,197
Dividends payable	1,475
Total Liabilities	8,201,880
Net Assets	$ 1,564,260,917
NET ASSETS CONSIST OF
Distributable earnings	$ 188,826,746
Net capital paid in on shares of beneficial interest	1,375,434,171
$ 1,564,260,917
12   |  Semi-Annual Report

Statement of Assets and Liabilities, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($108,170,321 applicable to 4,992,826 shares of beneficial interest outstanding - Note 5)	$ 21.67
Maximum sales charge, 4.50% of offering price	1.02
Maximum offering price per share	$ 22.69
Class C Shares:
Net asset value and offering price per share* ($61,174,426 applicable to 3,037,851 shares of beneficial interest outstanding - Note 5)	$ 20.14
Class I Shares:
Net asset value, offering and redemption price per share ($1,295,195,481 applicable to 58,067,236 shares of beneficial interest outstanding - Note 5)	$ 22.31
Class R3 Shares:
Net asset value, offering and redemption price per share ($7,481,926 applicable to 348,844 shares of beneficial interest outstanding - Note 5)	$ 21.45
Class R4 Shares:
Net asset value, offering and redemption price per share ($9,703,263 applicable to 450,279 shares of beneficial interest outstanding - Note 5)	$ 21.55
Class R5 Shares:
Net asset value, offering and redemption price per share ($32,036,092 applicable to 1,432,215 shares of beneficial interest outstanding - Note 5)	$ 22.37
Class R6 Shares:
Net asset value, offering and redemption price per share ($50,499,408 applicable to 2,252,269 shares of beneficial interest outstanding - Note 5)	$ 22.42

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Semi-Annual Report  |  13

Statement of Operations
Thornburg International Growth Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $298,634)	$ 6,336,173
Non-controlled affiliated issuer	1,355,929
Total Income	7,692,102
EXPENSES
Investment advisory fees (Note 4)	6,252,523
Administration fees (Note 4)
Class A Shares	46,802
Class C Shares	27,826
Class I Shares	549,727
Class R3 Shares	3,236
Class R4 Shares	4,398
Class R5 Shares	14,476
Class R6 Shares	20,511
Distribution and service fees (Note 4)
Class A Shares	133,421
Class C Shares	317,283
Class R3 Shares	18,448
Class R4 Shares	12,542
Transfer agent fees
Class A Shares	64,900
Class C Shares	39,960
Class I Shares	506,760
Class R3 Shares	16,290
Class R4 Shares	19,750
Class R5 Shares	61,860
Class R6 Shares	1,910
Registration and filing fees
Class A Shares	6,318
Class C Shares	5,782
Class I Shares	11,969
Class R3 Shares	5,608
Class R4 Shares	5,608
Class R5 Shares	6,165
Class R6 Shares	5,573
Custodian fees (Note 2)	138,140
Professional fees	67,980
Trustee and officer fees (Note 4)	46,476
Other expenses	83,423
Total Expenses	8,495,665
Less:
Expenses reimbursed by investment advisor (Note 4)	(416,550)
Net Expenses	8,079,115
Net Investment Loss	$ (387,013)
14   |  Semi-Annual Report

Statement of Operations, Continued
Thornburg International Growth Fund  |  Six Months Ended March 31, 2019 (Unaudited)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ (6,707,406)
Forward currency contracts (Note 7)	(423,293)
Foreign currency transactions	(55,887)
(7,186,586)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $59,737)	(95,624,736)
Forward currency contracts (Note 7)	(2,853,764)
Foreign currency translations	(19,951)
(98,498,451)
Net Realized and Unrealized Loss	(105,685,037)
Net Decrease in Net Assets Resulting from Operations	$ (106,072,050)
See notes to financial statements.
Semi-Annual Report  |  15

Statements of Changes in Net Assets
Thornburg International Growth Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (387,013)	$ 6,336,516
Net realized gain (loss) on investments, forward currency contracts and foreign currency transactions	(7,186,586)	70,339,435
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(98,498,451)	(31,901,578)
Net Increase (Decrease) in Net Assets Resulting from Operations	(106,072,050)	44,774,373
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(3,914,434)	(4,353,047)
Class C Shares	(2,516,390)	(3,292,844)
Class I Shares	(50,306,025)	(39,027,537)
Class R3 Shares	(267,010)	(362,877)
Class R4 Shares	(355,180)	(585,837)
Class R5 Shares	(1,314,036)	(1,479,337)
Class R6 Shares	(1,827,702)	(427,325)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(8,434,823)	6,349,924
Class C Shares	(8,464,597)	(13,195,591)
Class I Shares	(36,934,426)	344,647,497
Class R3 Shares	(191,190)	(2,096,023)
Class R4 Shares	(1,838,377)	(4,571,543)
Class R5 Shares	(2,510,974)	(7,747,585)
Class R6 Shares	3,659,605	39,857,628
Net Increase (Decrease) in Net Assets	(221,287,609)	358,489,876
NET ASSETS
Beginning of Period	1,785,548,526	1,427,058,650
End of Period	$ 1,564,260,917	$ 1,785,548,526

*	Unaudited.
See notes to financial statements.
16   |  Semi-Annual Report

Notes to Financial Statements
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,356,399,869
Gross unrealized appreciation on a tax basis	286,481,115
Gross unrealized depreciation on a tax basis	(82,079,987)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 204,401,128
18   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 1,480,092,526	$ 1,480,092,526	$ —	$ —
Short-Term Investments	80,708,471	80,708,471	—	—
Total Investments in Securities	$ 1,560,800,997	$ 1,560,800,997	$ —	$ —
Total Assets	$ 1,560,800,997	$ 1,560,800,997	$ —	$—
20   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (3,171,466)	$ —	$ (3,171,466)	$ —
Total Liabilities	$ (3,171,466)	$ —	$ (3,171,466)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
	COMMON STOCK	TOTAL
Beginning Balance 9/30/2018	$ 9,788,157	$ 9,788,157
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)(a)	(2,329,064)	(2,329,064)
Gross Purchases	–	–
Gross Sales	(9,870,684)	9,870,684
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	2,411,591	2,411,591
Transfers into Level 3	–	–
Transfers out of Level 3	–	–
Ending Balance 3/31/2019	$ –	$ –

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2019, which were valued using significant unobservable inputs, was $0.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.822% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Semi-Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $3,319 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,536 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class R3 shares, 1.50%; Class R4 shares, 1.40%; Class R5 shares, 0.99%; Class R6 shares, 0.89%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $20,205 for Class R3 shares, $15,503 for Class R4 shares, $62,209 for Class R5 shares, and $22,820 for Class R6 shares and voluntarily reimbursed $295,813 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 2.68%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
22  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$175,966,031	$160,942,189	$(256,199,749)	$-	$-	$80,708,471	$1,355,929
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	656,138	$ 13,240,077	2,180,402	$ 53,138,767
Shares issued to shareholders in reinvestment of dividends	177,270	3,634,307	176,065	3,991,389
Shares repurchased	(1,218,166)	(25,309,207)	(2,094,009)	(50,780,232)
Net increase (decrease)	(384,758)	$ (8,434,823)	262,458	$ 6,349,924
Class C Shares
Shares sold	184,957	$ 3,414,023	707,448	$ 16,029,623
Shares issued to shareholders in reinvestment of dividends	120,517	2,309,110	141,824	3,023,696
Shares repurchased	(745,669)	(14,187,730)	(1,401,958)	(32,248,910)
Net decrease	(440,195)	$ (8,464,597)	(552,686)	$ (13,195,591)
Class I Shares
Shares sold	12,914,838	$ 270,506,427	23,812,798	$ 594,176,730
Shares issued to shareholders in reinvestment of dividends	2,184,161	45,702,448	1,552,672	36,192,788
Shares repurchased	(17,009,872)	(353,143,301)	(11,496,975)	(285,722,021)
Net increase (decrease)	(1,910,873)	$ (36,934,426)	13,868,495	$ 344,647,497
Class R3 Shares
Shares sold	49,013	$ 1,014,419	127,377	$ 3,040,248
Shares issued to shareholders in reinvestment of dividends	10,759	219,052	12,148	273,090
Shares repurchased	(68,937)	(1,424,661)	(226,411)	(5,409,361)
Net decrease	(9,165)	$ (191,190)	(86,886)	$ (2,096,023)
Class R4 Shares
Shares sold	45,963	$ 932,573	236,526	$ 5,641,354
Shares issued to shareholders in reinvestment of dividends	8,903	182,072	11,955	269,581
Shares repurchased	(139,613)	(2,953,022)	(438,404)	(10,482,478)
Net decrease	(84,747)	$ (1,838,377)	(189,923)	$ (4,571,543)
Class R5 Shares
Shares sold	124,809	$ 2,668,956	419,136	$ 10,484,556
Shares issued to shareholders in reinvestment of dividends	61,537	1,291,266	63,259	1,478,349
Shares repurchased	(302,513)	(6,471,196)	(791,632)	(19,710,490)
Net decrease	(116,167)	$ (2,510,974)	(309,237)	$ (7,747,585)
Semi-Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R6 Shares
Shares sold	302,139	$ 6,393,042	1,720,938	$ 43,557,545
Shares issued to shareholders in reinvestment of dividends	84,527	1,777,102	18,246	427,324
Shares repurchased	(206,864)	(4,510,539)	(165,298)	(4,127,241)
Net increase	179,802	$ 3,659,605	1,573,886	$ 39,857,628
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $163,023,370 and $194,051,047, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the six months ended March 31, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2019 was $74,847,540.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with Brown Brothers Harriman & Co. (“BBH”), were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2019 is disclosed in the following table:
24  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (3,171,466)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2019 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $3,171,466. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (423,293)	$ (423,293)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (2,853,764)	$ (2,853,764)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  25

Financial Highlights
Thornburg International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 23.78	(0.03)	(1.31)	(1.34)	(0.02)	(0.75)	(0.77)	$ 21.67
2018 (b)	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	(0.81)	$ 23.78
2017 (b)	$ 19.22	(0.01)	4.65	4.64	(0.01)	—	(0.01)	$ 23.85
2016 (b)	$ 17.78	— (e)	1.45	1.45	(0.01)	—	(0.01)	$ 19.22
2015 (b)	$ 19.10	(0.01)	(0.33)	(0.34)	—	(0.98)	(0.98)	$ 17.78
2014 (b)	$ 20.54	0.02	(0.89)	(0.87)	—	(0.57)	(0.57)	$ 19.10
CLASS C SHARES
2019 (c)	$ 22.21	(0.11)	(1.21)	(1.32)	—	(0.75)	(0.75)	$ 20.14
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	(0.81)	$ 22.21
2017	$ 18.26	(0.13)	4.37	4.24	—	—	—	$ 22.50
2016	$ 17.01	(0.13)	1.38	1.25	—	—	—	$ 18.26
2015	$ 18.45	(0.14)	(0.32)	(0.46)	—	(0.98)	(0.98)	$ 17.01
2014	$ 20.01	(0.13)	(0.86)	(0.99)	—	(0.57)	(0.57)	$ 18.45
CLASS I SHARES
2019 (c)	$ 24.51	— (e)	(1.35)	(1.35)	(0.10)	(0.75)	(0.85)	$ 22.31
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	(0.81)	$ 24.51
2017	$ 19.69	0.10	4.75	4.85	(0.06)	—	(0.06)	$ 24.48
2016	$ 18.20	0.08	1.49	1.57	(0.08)	—	(0.08)	$ 19.69
2015	$ 19.51	0.09	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$ 18.20
2014	$ 20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$ 19.51
CLASS R3 SHARES
2019 (c)	$ 23.54	(0.05)	(1.29)	(1.34)	—	(0.75)	(0.75)	$ 21.45
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	(0.81)	$ 23.54
2017	$ 19.07	(0.01)	4.60	4.59	—	—	—	$ 23.66
2016	$ 17.66	— (e)	1.42	1.42	(0.01)	—	(0.01)	$ 19.07
2015	$ 18.99	(0.02)	(0.33)	(0.35)	—	(0.98)	(0.98)	$ 17.66
2014	$ 20.46	— (e)	(0.90)	(0.90)	—	(0.57)	(0.57)	$ 18.99
CLASS R4 SHARES
2019 (c)	$ 23.63	(0.04)	(1.29)	(1.33)	—	(0.75)	(0.75)	$ 21.55
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	(0.81)	$ 23.63
2017	$ 19.11	0.01	4.61	4.62	— (g)	—	—	$ 23.73
2016	$ 17.68	0.01	1.43	1.44	(0.01)	—	(0.01)	$ 19.11
2015	$ 19.00	0.02	(0.36)	(0.34)	—	(0.98)	(0.98)	$ 17.68
2014	$ 20.45	0.01	(0.89)	(0.88)	—	(0.57)	(0.57)	$ 19.00
CLASS R5 SHARES
2019 (c)	$ 24.58	— (e)	(1.36)	(1.36)	(0.10)	(0.75)	(0.85)	$ 22.37
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	(0.81)	$ 24.58
2017	$ 19.73	0.08	4.79	4.87	(0.06)	—	(0.06)	$ 24.54
2016	$ 18.25	0.09	1.47	1.56	(0.08)	—	(0.08)	$ 19.73
2015	$ 19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$ 18.25
2014	$ 21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$ 19.55
CLASS R6 SHARES
2019 (c)	$ 24.65	0.02	(1.37)	(1.35)	(0.13)	(0.75)	(0.88)	$ 22.42
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	(0.81)	$ 24.65
2017	$ 19.77	0.09	4.81	4.90	(0.08)	—	(0.08)	$ 24.59
2016	$ 18.29	0.11	1.47	1.58	(0.10)	—	(0.10)	$ 19.77
2015	$ 19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$ 18.29
2014	$ 21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$ 19.59

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net investment income (loss) is less than 0.01%.
(g)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg International Growth Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

(0.33) (d)	1.34 (d)	1.34 (d)	1.34 (d)	(5.44)	11.30	$ 108,170
0.09	1.32	1.32	1.32	3.28	33.28	$ 127,863
(0.05)	1.42	1.42	1.43	24.12	60.88	$ 121,989
0.03	1.39	1.39	1.39	8.23	104.60	$ 169,248
(0.06)	1.42	1.42	1.42	(2.01)	92.01	$ 220,897
0.07	1.33	1.33	1.33	(4.46)	106.18	$ 508,044

(1.11) (d)	2.10 (d)	2.10 (d)	2.10 (d)	(5.78)	11.30	$ 61,175
(0.65)	2.08	2.08	2.08	2.47	33.28	$ 77,262
(0.69)	2.15	2.15	2.16	23.22	60.88	$ 90,689
(0.73)	2.15	2.15	2.15	7.35	104.60	$ 98,633
(0.77)	2.20	2.20	2.20	(2.72)	92.01	$ 108,062
(0.65)	2.09	2.09	2.09	(5.19)	106.18	$ 146,399

0.02 (d)	0.99 (d)	0.99 (d)	1.04 (d)	(5.25)	11.30	$ 1,295,196
0.47	0.99	0.99	0.99	3.61	33.28	$ 1,470,211
0.50	0.99	0.99	1.03	24.66	60.88	$ 1,128,804
0.45	0.99	0.99	1.00	8.63	104.60	$ 1,030,921
0.47	0.99	0.99	1.01	(1.58)	92.01	$ 1,079,791
0.47	0.98	0.98	0.98	(4.09)	106.18	$ 1,171,032

(0.49) (d)	1.50 (d)	1.50 (d)	2.05 (d)	(5.53)	11.30	$ 7,482
(0.10)	1.50	1.50	1.98	3.08	33.28	$ 8,426
(0.03)	1.50	1.50	2.08	24.07	60.88	$ 10,525
(0.02)	1.50	1.50	2.04	8.03	104.60	$ 13,086
(0.13)	1.50	1.50	1.98	(2.03)	92.01	$ 15,851
— (f)	1.50	1.50	1.86	(4.63)	106.18	$ 22,739

(0.41) (d)	1.40 (d)	1.40 (d)	1.71 (d)	(5.47)	11.30	$ 9,703
(0.02)	1.40	1.40	1.88	3.16	33.28	$ 12,644
0.07	1.40	1.40	1.84	24.19	60.88	$ 17,200
0.04	1.40	1.40	1.68	8.17	104.60	$ 40,999
0.10	1.40	1.40	1.65	(1.97)	92.01	$ 38,038
0.04	1.39	1.39	1.63	(4.53)	106.18	$ 38,575

0.01 (d)	0.99 (d)	0.99 (d)	1.37 (d)	(5.29)	11.30	$ 32,036
0.40	0.99	0.99	1.25	3.64	33.28	$ 38,052
0.40	0.99	0.99	1.28	24.68	60.88	$ 45,591
0.45	0.99	0.99	1.21	8.56	104.60	$ 66,271
0.46	0.99	0.99	1.20	(1.53)	92.01	$ 66,646
0.46	0.99	0.99	1.18	(4.15)	106.18	$ 69,217

0.15 (d)	0.89 (d)	0.89 (d)	0.99 (d)	(5.23)	11.30	$ 50,499
0.82	0.89	0.89	0.99	3.72	33.28	$ 51,091
0.44	0.89	0.89	1.03	24.82	60.88	$ 12,261
0.60	0.89	0.89	1.34	8.65	104.60	$ 5,854
0.66	0.89	0.89	1.43	(1.43)	92.01	$ 4,191
0.58	0.89	0.89	1.34	(4.05)	106.18	$ 3,950
Semi-Annual Report  |  27

Expense Example
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$ 945.61	$ 6.50
Hypothetical*	$1,000.00	$1,018.25	$ 6.74
CLASS C SHARES
Actual	$1,000.00	$ 942.22	$10.17
Hypothetical*	$1,000.00	$1,014.46	$10.55
CLASS I SHARES
Actual	$1,000.00	$ 947.49	$ 4.81
Hypothetical*	$1,000.00	$1,020.00	$ 4.99
CLASS R3 SHARES
Actual	$1,000.00	$ 944.71	$ 7.27
Hypothetical*	$1,000.00	$1,017.45	$ 7.54
CLASS R4 SHARES
Actual	$1,000.00	$ 945.35	$ 6.79
Hypothetical*	$1,000.00	$1,017.95	$ 7.04
CLASS R5 SHARES
Actual	$1,000.00	$ 947.10	$ 4.81
Hypothetical*	$1,000.00	$1,020.00	$ 4.99
CLASS R6 SHARES
Actual	$1,000.00	$ 947.67	$ 4.32
Hypothetical*	$1,000.00	$1,020.49	$ 4.48

†	Expenses are equal to the annualized expense ratio for each class (A: 1.34%; C: 2.10%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
28  |  Semi-Annual Report

Other Information
Thornburg International Growth Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  29

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
30  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1409

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Investment Income Builder Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
Dear Fellow Shareholder:
This letter will highlight the basic results of your Fund’s investment activities for the six-month period ended March 31, 2019. Your Fund’s fiscal year ends on September 30. In addition, we will comment on the overall investment landscape, which continues to evolve.
Thornburg Investment Income Builder Fund paid dividends of $0.50 per Class I share in the six months ended March 31, 2019, down from the $0.51 per share paid in the comparable prior-year period. The Fund paid $0.97 per Class I share in the twelve-month period ended March 31, 2019, down 4% from $1.01 in the prior-year comparable period. The dividends per share were lower for Class A, C, R3, R4 and R5 shares and higher for Class R6 shares, to account for varying class-specific expenses. The net asset value (NAV) per Class I share declined by $0.54 per share during the six-month period, from $21.96 to $21.42, giving a total return including dividends of negative 0.11% at NAV.
For the six-month period ended March 31, 2019 Thornburg Investment Income Builder Fund (total return of negative 0.11%) slightly beat the negative 0.67% return of our blended benchmark index of 75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s 4.98% total return for the 12-month period ended March 31, 2019, exceeded the blended index return of 4.33%. Performance relative to your Fund’s benchmark indices for all share classes over various periods is set forth on page 10.
The quarter ended March 31, 2019 was the 65th full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 48 of these quarters the Fund delivered a positive total return. The Fund has delivered positive total returns in 13 of its 16 calendar years of existence. More than 70% of the Fund’s dividend is classified as qualified dividend income, which has a lower tax rate than ordinary dividend income. As of March 31, 2019, Thornburg Investment Income Builder Fund (Class I shares) has delivered tax-efficient average annual total returns of 8.47% since its inception.
We do not expect to pay any capital gain dividend for 2019. At March 31, 2019, the Fund had realized capital losses of more than $600 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.
In assessing the overall performance of Thornburg Investment Income Builder for the period under review, it is instructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the six months ended March 31, 2019. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark (75% MSCI World Index and 25% Bloomberg Barclay’s U.S. Aggregate Bond Index):
1. The MSCI World Index showed a return of negative 2.61% for the six months ended March 31, 2019. Eight of 11 Index sectors showed negative total returns, with individual sector returns ranging from 10.6% (real estate) to negative 10.4% (energy). Stocks in the utilities, health care, consumer staples, and information technology sectors joined real estate stocks in outperforming the index. Stocks of firms in the financials, materials, consumer discretionary, communications services, and industrials sectors joined energy sector stocks in underperforming the Index.
2. Relative to the MSCI Index, Thornburg Investment Income Builder’s portfolio was significantly overweight the higher dividend-paying financial, communications services and energy sectors, as it has been for most of its history.
3. Income Builder Fund investments in firms in the following sectors comprised the largest average sector weightings in the Fund portfolio during period under review:
•	Financial sector (23% average weighting in the Fund’s equity portfolio)
•	Communication services sector (16% weighting in the Fund’s equity portfolio)
•	Energy sector (13% weighting in the Fund’s equity portfolio)
•	Information technology sector (8% weighting in the Fund’s equity portfolio)
•	Health care sector (7% weighting in the Fund’s equity portfolio)
•	Industrials sector (7% weighting in the Fund’s equity portfolio)
•	Consumer staples sector (5% weighting in the Fund’s equity portfolio)
•	Utilities sector (5% weighting in the Fund’s equity portfolio)
4. In the Income Builder portfolio, 24 equity investments contributed positive returns of at least 0.05% (5 basis points) to the portfolio during the six-month period, considering both portfolio weights and individual security returns. Twenty-four of the Fund’s equity investments contributed returns of negative 0.05% or worse for the period.
Investment Income Builder’s bond holdings delivered positive returns during the semi-annual period, with a strong rebound in the March quarter overcoming price weakness in the December quarter.
Your Fund’s average return from its investments in the financial sector exceeded the performance of the equities in the financial sector of the MSCI World Index for the period. Fund investments in Ares Capital, MFA Financial, and Chimera Investment Corporation were among the strongest performers in the portfolio. Several European financials, including UBS Group, BNP Paribas, and NN Group joined JPMorgan Chase as detractors from portfolio performance among our financial sector holdings in the semi-annual period. Each of these has rebounded from the December quarter share price weakness in 2019 to date.
Your Fund’s returns from its holdings in the communications services sector delivered positive returns that also exceeded the performance of the equities in this sector of the MSCI World Index. Deutsche Telekom, China Mobile, Netherlands’ Royal KPN, and Orange each delivered positive returns. Vodafone and AT&T were negative contributors to your Fund’s performance for the semi-annual period. Each of these firms pays interesting dividends to shareholders. Communications network operators

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
compete for market share with varying degrees of governmental oversight influencing their respective competitive landscapes. Meanwhile, usage of these communications networks becomes ever more woven into everyday life. While each of these firms has its own business outlook, most of our telecommunications holdings delivered reasonable (if unexciting) commercial performance during the period under review. Investors generally sold telecommunications stocks to fund investments in more cyclical sectors during the March 2019 quarter.
Among Income Builder’s investments in the energy sector, only Russian-based Lukoil made a positive contribution to portfolio performance during the semi-annual period. Energy industry stocks were very weak performers in the December quarter, and most rebounded relatively modestly in the March quarter. The price of Brent crude oil fluctuated significantly during the period under review, ranging from more than $80 per barrel at September 30, 2018, to a low of around $50 per barrel in December. Global demand for oil and gas continues to increase, and the oil price has rebounded above $70 per barrel as of the date of this letter. Integrated oil giants Total, Royal Dutch Shell, and ENI joined refiners Valero Energy and Repsol as detractors from portfolio performance for the period.
Your Fund’s investments in the industrials sector delivered positive performance, led by Italian toll road and airport operator Atlantia and Chinese conglomerate Hopewell Holdings. Hopewell received an acquisition bid from its principal shareholder at a significant premium to its then current market price, while Atlantia recovered from a share price drop following a disastrous bridge collapse on one of its managed toll roads last summer. U.K. defense contractor BAE Systems detracted from Fund performance over the semi-annual period.
Income Builder’s investments in the technology sector detracted from returns in the period under review. A strong positive contribution from component supplier Broadcom was more than offset by negative returns from Qualcomm, Taiwan Semiconductor, and ASE Technology. Trade tensions, patent disputes, and evolving consumer preferences created uncertainty around the near-term outlook for device sales and optimizing the geographic spread of component manufacturing networks. We expect most of these firms to benefit from the ongoing proliferation of “connected” digital devices and associated data flows since they hold important positions in the value chain for producing the devices as well as data transmission and storage capability. Over the last year Broadcom, Taiwan Semiconductor, and Qualcomm have increased dividends more than 50%, 8% and 14%, respectively. Qualcomm’s stock price has increased almost 50% from March 31, 2019, to the date of this letter, following settlement of a patent and royalty dispute with Apple Inc. in mid-April.
The performance of Investment Income Builder’s holdings in the health care sector was strongly positive during the semi-annual period, thanks to double-digit percentage contributions from Roche Holding, Merck & Co. and Novartis. Each of these is establishing leading positions in “immuno-therapies” that channel the body’s own defenses to fight disease, especially cancers. In the future it appears that solid scientific advancement will be the most important contributor to earnings generation and share price performance. Your Fund’s portfolio holdings generate sufficient cash flow to fund both world class research and interesting dividends, and we are monitoring their scientific progress.
Your Fund’s investments in the utilities sector trailed the performance of this sector in the index portfolio for the semi-annual period. A double-digit percentage share price decline from Électricité de France more than offset a positive contribution from Italy-based multinational electric utility ENEL SpA.
Among other portfolio holdings, notable positive contributors to performance included miner Norilsk Nickel, communications infrastructure operator Crown Castle, display advertiser Outfront Media, and Nestle. Negative contributors included Walgreens Boots Alliance and Home Depot.
A stronger U.S. dollar decreased the dollar value of our non-U.S. assets during the period under review by an average of 2%. We hedged a majority of the currency exposure of our asset positions denominated in the Australian dollar, the British pound, the euro, the Chinese yuan, and the Swiss franc. These hedges added modestly to the relative performance of Thornburg Investment Income Builder during the period, since benchmark indices are not hedged. We are more focused on risk control than on reaping possible currency gains from exposure to assets denominated in these currencies, however, we believe increasing U.S. government fiscal deficits could create conditions that would lead us to reduce hedges if these deficits persist.
Bond prices were generally higher during the semi-annual period, though high yield corporate bond prices were especially volatile. The U.S. Federal Reserve has recently guided down forward interest rate expectations, and recent inflation measures around the world have been low enough to give other central banks room to continue easy money policies.
•	10-year U.S. Treasury bond yields ended the March quarter at 2.41%, down from 3.05% at September 30, 2018.
•	Corporate bond prices outperformed U.S. government bonds in the first quarter of 2019, as credit spreads narrowed and the FINRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index dropped from 4.07% to 3.63% during the period.
•	The FINRA-Bloomberg Active High Yield U.S. Corporate Bond Index rose slightly to 6.43% from 6.24% over the period, with a brief spike to approximately 8% during December.
Readers of this commentary who are long-time shareholders of Income Builder will recall the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to 45% at June 30, 2009.

Semi-Annual Report  |  5

Letter to Shareholders, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
Chart I | Interest-Bearing Investments as a Percentage of Total Portfolio as of March 31, 2019
Source: FactSet and Thornburg.
As of March 31st, the Fund portfolio included more than 80 bonds and hybrid securities.
Today, investors debate the future direction of the economies of China, Europe, various emerging markets, and the U.S. They consider potential policy actions by the U.S. Federal Reserve, Congress, the Trump administration, and foreign government regulatory and policy actions. Concerns about tariffs and trade policy changes continue to impact share price movements of global producers of tradeable goods, which are volatile day to day. We expect the volatility to continue until new trade policies are established.
We believe people around the world will continue to buy goods and services and trade with each other. Importantly, overall global consumer spending grew in 2018. This growth appears to be continuing in 2019, along with global population and industrial production. Following the largest annual price declines since 2008 for U.S. and many other equity markets in the December 2018 quarter, prices bounced back by double-digit percentages in most global equity markets in the March 2019 quarter. Despite uncertainty around macro-economic policies and expectations for slowing economic growth in 2019 and beyond, employment and wage growth trends remain positive, consumer debt is under control, and many governments around the world have room to implement expansionary fiscal policies.
Most firms held in Thornburg Investment Income Builder’s portfolio delivered positive year-over-year earnings in 2018, even as the U.S. Federal Reserve hiked the Federal funds target rate to 2.50%, roughly in line with year-over-year average consumer price inflation measures last year. Most major central banks around the world continue to pursue very easy monetary conditions, which artificially suppress interest rates and support prices of financial assets.
While low interest rates are good news for borrowers, they have negative consequences for conservative savers. Interest income as a percentage of the aggregate adjusted gross income of U.S. households fell from 4% in 2007 to less than 2% in 2016, according to Statistics of Income published by the Internal Revenue Service.
Investors must consider other options. Banks in the U.S. offer below-inflation yields on most deposits. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic the types of income-producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.
Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio by going to our website, www.thornburg.com/IIB.
Best wishes for a wonderful summer!

Brian McMahon Portfolio Manager Chief Investment Officer and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Managing Director	Matt Burdett Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
6  |  Semi-Annual Report

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Semi-Annual Report  |  7

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 12/31/18
Past performance does not guarantee future results.

8  |  Semi-Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	34%	32%
Financials	21%	28%
Consumer Discretionary	14%	11%
Energy	8%	5%
Consumer Staples	4%	3%
Information Technology	4%	1%
Materials	4%	2%
Utilities	4%	4%
Industrials	3%	6%
Communication Services	3%	7%
Health Care	1%	1%
Source: FactSet as of March 31, 2019.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of March 31, 2019.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 58% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 66% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Semi-Annual Report  |  9

Performance Summary
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/24/02)
Without sales charge	4.66%	8.12%	4.24%	10.83%	9.11%
With sales charge	-0.05%	6.48%	3.29%	10.32%	8.80%
Class C Shares (Incep: 12/24/02)
Without sales charge	3.90%	7.34%	3.50%	10.06%	8.43%
With sales charge	2.90%	7.34%	3.50%	10.06%	8.43%
Class I Shares (Incep: 11/3/03)	4.98%	8.47%	4.57%	11.17%	8.47%
Class R3 Shares (Incep: 2/1/05)	4.34%	7.79%	3.92%	10.50%	6.95%
Class R4 Shares (Incep: 2/1/08)	4.38%	7.85%	4.00%	10.58%	5.13%
Class R5 Shares (Incep: 2/1/07)	4.79%	8.31%	4.43%	11.05%	5.90%
Class R6 Shares (Incep: 4/10/17)	5.05%	-	-	-	6.98%
MSCI WORLD INDEX Net (USD) (Since 12/24/02)	4.01%	10.68%	6.78%	12.38%	8.29%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.33%; C shares, 2.08%; I shares, 1.04%; R3 shares, 1.79%; R4 shares, 1.74%; R5 shares, 1.30% and R6 shares, 1.00%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.68%; R4 shares, 1.58%; R5 shares, 1.17% and R6 shares, 0.98%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 3/31/19 (A Shares): 2.96%

Glossary
The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index is comprised of the "active" (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.
The FlNRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index is comprised of the "active" (most frequently traded) fixed-coupon, investment-grade bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.
The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg Barclays U.S. Aggregate Bond Index and 75% MSCI World Index, rebalanced monthly.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.

10  |  Semi-Annual Report

Fund Summary
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.
The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.
PORTFOLIO COMPOSITION
TOP TEN EQUITY HOLDINGS
Orange SA	3.6%
Deutsche Telekom AG	3.6%
China Mobile Ltd.	3.6%
CME Group, Inc.	3.5%
Royal Dutch Shell plc Class A	3.1%
JPMorgan Chase & Co.	2.7%
TOTAL S.A.	2.6%
Electricite de France S.A.	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4%
Atlantia S.p.A.	2.2%

SECTOR EXPOSURE (percent of equity holdings)
Financials	24.8%
Communication Services	16.8%
Energy	10.8%
Industrials	8.7%
Health Care	8.3%
Information Technology	8.1%
Utilities	4.9%
Materials	4.7%
Consumer Discretionary	4.5%
Consumer Staples	4.5%
Real Estate	3.9%
COUNTRY EXPOSURE * (percent of Fund)
United States	38.9%
France	11.5%
Switzerland	8.0%
Netherlands	6.4%
Italy	5.7%
Germany	5.6%
United Kingdom	3.7%
China	3.6%
Spain	2.6%
Taiwan	2.5%
South Korea	2.3%
Russian Federation	1.4%
Hong Kong	1.0%
Australia	0.7%
Macao	0.4%
Thailand	0.4%
South Africa	0.3%
Jamaica	0.3%
Canada	0.3%
Cayman Islands	0.3%
Colombia	0.2%
Brazil	0.2%
Trinidad And Tobago	0.2%
Belgium	0.1%
Japan	0.1%
Chile	0.0%**
Saint Lucia	0.0%**
Panama	0.0%**
Other Assets Less Liabilities	3.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  11

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
12  |  Semi-Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 3/31/2019
Telecommunication Services	16.4%
Diversified Financials	14.1%
Energy	11.8%
Pharmaceuticals, Biotechnology & Life Sciences	7.3%
Semiconductors & Semiconductor Equipment	6.4%
Materials	4.6%
Insurance	4.5%
Utilities	4.4%
Banks	4.3%
Capital Goods	4.0%

As of 9/30/2018
Telecommunication Services	16.5%
Energy	16.0%
Diversified Financials	13.8%
Semiconductors & Semiconductor Equipment	6.5%
Pharmaceuticals, Biotechnology & Life Sciences	6.1%
Banks	4.8%
Utilities	4.7%
Materials	4.4%
Capital Goods	3.6%
Real Estate	3.5%
As of 12/31/2018
Telecommunication Services	14.9%
Diversified Financials	14.2%
Energy	12.2%
Semiconductors & Semiconductor Equipment	6.7%
Pharmaceuticals, Biotechnology & Life Sciences	6.4%
Utilities	5.5%
Banks	4.8%
Capital Goods	4.5%
Materials	4.4%
Real Estate	3.1%

As of 6/30/2018
Telecommunication Services	15.9%
Energy	15.0%
Diversified Financials	14.9%
Banks	7.3%
Pharmaceuticals, Biotechnology & Life Sciences	6.7%
Semiconductors & Semiconductor Equipment	5.9%
Utilities	4.4%
Materials	4.1%
Insurance	4.0%
Food, Beverage & Tobacco	4.0%
Semi-Annual Report  |  13

Schedule of Investments
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 87.8%
	Banks — 4.1%
	Banks — 4.1%
	BNP Paribas S.A.	2,402,672	$ 114,842,387
	ING Groep N.V.	7,473,600	90,407,804
	JPMorgan Chase & Co.	3,781,000	382,750,630
			588,000,821
	Capital Goods — 4.0%
	Aerospace & Defense — 0.4%
	BAE Systems plc	8,555,500	53,754,353
	Construction & Engineering — 1.3%
	Ferrovial S.A.	1,585,400	37,133,470
	Vinci S.A.	1,625,719	158,146,994
	Industrial Conglomerates — 2.3%
	Hopewell Holdings Ltd.	28,564,340	140,457,394
[a]	Jasmine Broadband Internet Infrastructure Fund	177,442,000	57,591,070
	Siemens AG	1,208,900	130,102,692
			577,185,973
	Consumer Services — 1.9%
	Hotels, Restaurants & Leisure — 1.9%
	Las Vegas Sands Corp.	3,717,000	226,588,320
	Sands China Ltd.	7,087,600	35,618,803
	Wynn Macau Ltd.	8,439,600	19,889,630
			282,096,753
	Diversified Financials — 13.6%
	Capital Markets — 9.0%
[b]	Apollo Investment Corp.	8,172,718	123,734,950
	Ares Capital Corp.	15,865,000	271,926,100
	CME Group, Inc.	3,032,409	499,073,873
	Deutsche Boerse AG	420,200	53,876,388
	Lazard Ltd. Class A	1,227,500	44,361,850
[a,b]	Solar Capital Ltd.	4,607,900	96,028,636
	UBS Group AG	17,314,372	209,876,445
	Diversified Financial Services — 1.5%
	AXA Equitable Holdings, Inc.	10,453,100	210,525,434
	Mortgage Real Estate Investment Trusts — 3.1%
	Chimera Investment Corp.	8,900,000	166,786,000
	Granite Point Mortgage Trust, Inc.	1,417,500	26,322,975
[b]	MFA Financial, Inc.	34,982,751	254,324,600
			1,956,837,251
	Energy — 9.3%
	Oil, Gas & Consumable Fuels — 9.3%
	Eni S.p.A.	14,805,852	261,649,817
[a,c,d]	Malamute Energy, Inc.,	12,439	130,610
	Repsol S.A.	5,374,040	91,992,330
	Royal Dutch Shell plc Sponsored ADR Class A	7,124,100	445,897,419
	Suncor Energy, Inc.	312,600	10,131,108
	TOTAL S.A.	6,826,300	379,194,646
	Valero Energy Corp.	1,854,000	157,274,820
			1,346,270,750
	Food & Staples Retailing — 2.2%
	Food & Staples Retailing — 2.2%
	Walgreens Boots Alliance, Inc.	4,950,000	313,186,500
			313,186,500
	Food, Beverage & Tobacco — 1.8%
	Food Products — 0.6%
14   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
	SHARES/ PRINCIPAL AMOUNT	VALUE
Nestle S.A.	877,700	$ 83,649,239
Tobacco — 1.2%
KT&G Corp.	1,876,400	171,092,767
		254,742,006
Insurance — 4.0%
Insurance — 4.0%
Assicurazioni Generali S.p.A.	765,047	14,160,163
AXA S.A.	4,465,500	112,355,816
Legal & General Group plc	9,940,500	35,643,092
NN Group N.V.	5,951,300	247,207,559
Swiss Re AG	661,700	64,644,917
Zurich Insurance Group AG	326,200	107,974,411
		581,985,958
Materials — 4.2%
Chemicals — 1.3%
LG Chem Ltd.	131,600	42,432,913
LyondellBasell Industries N.V. Class A	1,780,000	149,662,400
Metals & Mining — 2.9%
Glencore plc	49,437,100	204,725,886
MMC Norilsk Nickel PJSC ADR	9,785,800	206,676,096
		603,497,295
Pharmaceuticals, Biotechnology & Life Sciences — 7.3%
Pharmaceuticals — 7.3%
AstraZeneca plc	1,814,100	144,956,179
Bayer AG	284,103	18,356,695
Merck & Co., Inc.	3,643,000	302,988,310
Novartis AG	2,461,000	236,720,643
Pfizer, Inc.	2,281,000	96,874,070
Roche Holding AG	910,600	250,889,390
		1,050,785,287
Real Estate — 3.4%
Equity Real Estate Investment Trusts — 3.4%
Crown Castle International Corp.	1,555,648	199,122,944
Lamar Advertising Co. Class A	1,621,351	128,508,280
Outfront Media, Inc.	3,177,100	74,344,140
Washington Real Estate Investment Trust	3,139,840	89,108,659
		491,084,023
Retailing — 2.0%
Specialty Retail — 2.0%
Home Depot, Inc.	1,538,100	295,146,009
		295,146,009
Semiconductors & Semiconductor Equipment — 6.4%
Semiconductors & Semiconductor Equipment — 6.4%
ASE Technology Holding Co. Ltd.	8,473,977	18,558,863
Broadcom, Inc.	850,000	255,603,500
QUALCOMM, Inc.	5,279,135	301,069,069
Taiwan Semiconductor Manufacturing Co., Ltd.	43,064,000	343,025,324
		918,256,756
Technology Hardware & Equipment — 0.8%
Technology Hardware, Storage & Peripherals — 0.8%
Samsung Electronics Co., Ltd.	2,914,600	114,647,952
		114,647,952
Telecommunication Services — 14.7%
Diversified Telecommunication Services — 9.7%
AT&T, Inc.	3,980,000	124,812,800
Semi-Annual Report  |  15

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	BT Group plc	42,504,320	$ 123,424,533
	Deutsche Telekom AG	31,326,800	519,908,831
	Koninklijke KPN N.V.	33,431,200	105,979,121
	Orange S.A.	32,003,980	520,556,870
	Wireless Telecommunication Services — 5.0%
	China Mobile Ltd.	50,329,774	512,918,161
	MTN Group Ltd.	8,286,886	50,897,260
	Vodafone Group plc	86,273,224	157,088,409
			2,115,585,985
	Transportation — 3.7%
	Airlines — 0.1%
	easyJet plc	1,304,000	18,979,557
	Transportation Infrastructure — 3.6%
[e]	Aena SME S.A.	782,300	140,846,013
	Atlantia SPA	12,216,878	316,431,974
	Sydney Airport	10,835,656	57,165,342
			533,422,886
	Utilities — 4.4%
	Electric Utilities — 4.1%
	Electricite de France S.A.	26,076,484	356,573,389
	Enel S.p.A.	35,546,271	227,441,523
	Multi-Utilities — 0.3%
	E.ON SE	4,071,541	45,270,605
			629,285,517
	Total Common Stock (Cost $10,591,198,584)		12,652,017,722
	Preferred Stock — 0.4%
	Banks — 0.1%
	Banks — 0.1%
[f,g,h]	First Tennessee Bank N.A., 3.75% (LIBOR 3 Month + 0.85%)	12,000	8,829,936
			8,829,936
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[g,h]	Morgan Stanley, Series A 4.00% (LIBOR 3 Month + 0.70%)	120,000	2,322,000
			2,322,000
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[a,h]	Crestwood Equity Partners L.P., 9.25%	2,166,596	20,170,575
			20,170,575
	Miscellaneous — 0.1%
	U.S. Government Agencies — 0.1%
[h]	Farm Credit Bank of Texas, Series 1, 10.00%	9,000	10,125,000
			10,125,000
	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
[f,i]	Centaur Funding Corp., 9.08%, 4/21/2020	15,000	15,818,040
			15,818,040
	Total Preferred Stock (Cost $60,828,706)		57,265,551
	Asset Backed Securities — 0.2%
	Commercial MTG Trust — 0.0%
[j]	Citigroup Mortgage Loan Trust, Inc. CMO, Series 2004-HYB2 Class B1, 4.896%, 3/25/2034	$ 407,210	342,675
			342,675
16   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Other Asset Backed — 0.2%
[e,i]	CFG Investments Ltd., Series 2017-1 Class A, 7.87%, 11/15/2026	$ 26,000,000	$ 26,226,470
[f]	JPR Royalty Sub, LLC, 14.00%, 9/1/2020	5,000,000	2,500,000
[c,f,g]	Northwind Holdings, LLC, Series 2007-1A Class A1, 3.406% (LIBOR 3 Month + 0.78%), 12/1/2037	1,093,750	1,072,969
			29,799,439
	Residential MTG Trust — 0.0%
[j]	Bear Stearns ARM Trust CMO, Series 2003-6 Class 2B1, 4.489%, 8/25/2033	60,702	60,021
[j]	Merrill Lynch Mortgage Investors Trust CMO, Series 2004-A4 Class M1, 4.076%, 8/25/2034	2,900,065	2,669,935
			2,729,956
	Total Asset Backed Securities (Cost $35,405,845)		32,872,070
	Corporate Bonds — 7.3%
	Automobiles & Components — 0.0%
	Auto Components — 0.0%
[e,i]	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,364,559
			4,364,559
	Banks — 0.1%
	Banks — 0.1%
[e,h,i,k]	BPCE S.A., 12.50% (LIBOR 3 Month + 12.98%), 9/30/2019	10,211,000	10,638,126
			10,638,126
	Capital Goods — 0.0%
	Machinery — 0.0%
	Mueller Industries, Inc., 6.00%, 3/1/2027	7,679,000	7,525,420
			7,525,420
	Commercial & Professional Services — 0.2%
	Commercial Services & Supplies — 0.2%
[e,i]	Cimpress N.V., 7.00%, 6/15/2026	28,610,000	27,537,125
[e]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	2,480,000	2,489,300
			30,026,425
	Consumer Durables & Apparel — 0.1%
	Leisure Products — 0.1%
	Vista Outdoor, Inc., 5.875%, 10/1/2023	22,764,000	21,170,520
			21,170,520
	Consumer Services — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
[e]	Nathan’s Famous, Inc., 6.625%, 11/1/2025	6,188,000	6,010,095
			6,010,095
	Diversified Financials — 0.4%
	Capital Markets — 0.1%
[e]	Compass Group Diversified Holdings, LLC, 8.00%, 5/1/2026	17,000,000	17,680,000
	Consumer Finance — 0.1%
[e]	FirstCash, Inc., 5.375%, 6/1/2024	7,500,000	7,668,825
	Diversified Financial Services — 0.2%
[e]	Antares Holdings L.P., 6.00%, 8/15/2023	18,000,000	17,694,277
[h,j]	JPMorgan Chase & Co., Series I 6.221% (LIBOR 3 Month + 3.47%), 4/30/2019	10,759,000	10,812,795
			53,855,897
	Energy — 2.3%
	Energy Equipment & Services — 0.2%
	Enviva Partners L.P. / Enviva Partners Finance Corp., 8.50%, 11/1/2021	17,373,000	18,111,352
	Odebrecht Offshore Drilling Finance Ltd.,
[e,i]	6.72%, 12/1/2022	4,054,810	3,862,206
[e,i,l]	7.72%, 12/1/2026 PIK	15,815,349	3,911,136
[e,h,i]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas S.A.), 4/29/2019	2,337,727	11,689
[d,f,i,m]	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	11,640,133	1,164,031
Semi-Annual Report  |  17

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Oil, Gas & Consumable Fuels — 2.1%
[e]	CITGO Petroleum Corp., 6.25%, 8/15/2022	$ 27,000,000	$ 26,831,250
[e]	Enable Oklahoma Intrastate Transmission, LLC (Guaranty: Enable Midstream Partners L.P.), 6.25%, 3/15/2020	2,500,000	2,569,148
[g]	Energy Transfer Operating L.P., 5.754% (LIBOR 3 Month + 3.02%), 11/1/2066	13,820,000	11,194,200
[a,j]	Enterprise TE Partners L.P., Series 1 5.404% (LIBOR 3 Month + 2.78%), 6/1/2067	7,000,000	6,440,000
	HollyFrontier Corp., 5.875%, 4/1/2026	10,345,000	11,069,502
	Kinder Morgan Energy Partners L.P.,
	5.00%, 3/1/2043	10,000,000	10,012,249
	5.80%, 3/15/2035	10,000,000	11,020,336
	Kinder Morgan, Inc.,
	5.30%, 12/1/2034	23,630,000	25,596,117
	5.55%, 6/1/2045	5,000,000	5,453,145
[c,d,f,m]	Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	15,590,161	646,992
[e]	Par Petroleum, LLC / Par Petroleum Finance Corp., 7.75%, 12/15/2025	5,560,000	5,162,460
[e,i]	Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 8/14/2019	4,000,000	3,978,000
[a,m]	RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	450,000
[c,f,i,l]	Schahin II Finance Co. SPV Ltd., 8.00%, 5/25/2020 PIK	650,939	606,024
	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp., 5.50%, 8/15/2022	7,497,000	7,422,030
[h,k]	Summit Midstream Partners L.P., Series A, 9.50% (LIBOR 3 Month + 7.43%), 12/15/2022	17,867,000	16,526,975
	Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	40,885,057
	Williams Companies, Inc.,
	3.70%, 1/15/2023	29,129,000	29,654,293
	4.55%, 6/24/2024	69,318,000	73,171,525
	5.75%, 6/24/2044	14,198,000	15,616,680
			331,366,397
	Food & Staples Retailing — 0.1%
	Food & Staples Retailing — 0.1%
[e]	C&S Group Enterprises, LLC, 5.375%, 7/15/2022	7,860,000	7,889,475
			7,889,475
	Food, Beverage & Tobacco — 0.4%
	Food Products — 0.1%
	B&G Foods, Inc., 5.25%, 4/1/2025	10,000,000	9,587,500
[e,i]	BRF S.A., 4.75%, 5/22/2024	6,000,000	5,647,500
	Tobacco — 0.3%
	Vector Group Ltd.,
[e]	6.125%, 2/1/2025	8,826,000	7,835,723
[e]	10.50%, 11/1/2026	41,900,000	39,490,750
			62,561,473
	Healthcare Equipment & Services — 0.2%
	Health Care Providers & Services — 0.2%
[e]	Tenet Healthcare Corp., 6.25%, 2/1/2027	23,500,000	24,394,175
			24,394,175
	Household & Personal Products — 0.1%
	Household Products — 0.1%
	Energizer Gamma Acquisition, Inc.,
[e]	6.375%, 7/15/2026	2,500,000	2,562,500
[e]	7.75%, 1/15/2027	800,000	852,000
[e]	Energizer Holdings, Inc., 5.50%, 6/15/2025	7,500,000	7,422,600
			10,837,100
	Insurance — 0.5%
	Insurance — 0.5%
[e,h,i,k]	Dai-ichi Life Insurance Co. Ltd., 7.25% (LIBOR 3 Month + 4.56%), 7/25/2021	9,000,000	9,652,500
[e]	MetLife, Inc., 9.25%, 4/8/2038	12,000,000	16,140,000
[e,k]	National Life Insurance Co., 5.25% (LIBOR 3 Month + 3.31%), 7/19/2068	3,450,000	3,548,982
[e,i,k]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%), 11/24/2043	40,000,000	43,350,000
			72,691,482
	Materials — 0.4%
18   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Chemicals — 0.2%
	Consolidated Energy Finance S.A.,
[e,g,i]	6.361% (LIBOR 3 Month + 3.75%), 6/15/2022	$ 5,500,000	$ 5,481,181
[e,i]	6.875%, 6/15/2025	13,000,000	13,097,500
[e,i]	Kissner Holdings L.P. / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022	14,520,000	15,155,250
	Construction Materials — 0.1%
[e,i]	CIMPOR Financial Operations B.V., 5.75%, 7/17/2024	8,000,000	7,060,080
	Metals & Mining — 0.1%
[e]	International Wire Group, Inc., 10.75%, 8/1/2021	16,624,000	16,624,000
			57,418,011
	Media & Entertainment — 0.3%
	Hotels, Restaurants & Leisure — 0.1%
	Speedway Motorsports, Inc. 5.125%, 2/1/2023	10,771,000	10,811,391
	Media — 0.2%
[e]	CSC Holdings, LLC, 6.50%, 2/1/2029	4,000,000	4,260,000
	DISH DBS Corp., 5.125%, 5/1/2020	4,000,000	4,025,000
[e]	Salem Media Group, Inc., 6.75%, 6/1/2024	16,742,000	15,151,510
[e,i]	Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/2028	10,000,000	9,800,000
			44,047,901
	Real Estate — 0.3%
	Equity Real Estate Investment Trusts — 0.3%
	CoreCivic, Inc.
	4.625%, 5/1/2023	16,756,000	16,127,650
	4.75%, 10/15/2027	23,901,000	20,330,908
			36,458,558
	Software & Services — 0.1%
	Information Technology Services — 0.1%
[e]	Alliance Data Systems Corp., 5.375%, 8/1/2022	10,000,000	10,112,500
[e]	Harland Clarke Holdings Corp., 8.375%, 8/15/2022	6,500,000	5,861,050
			15,973,550
	Technology Hardware & Equipment — 0.1%
	Communications Equipment — 0.1%
[e]	Anixter, Inc. 6.00%, 12/1/2025	8,000,000	8,400,000
			8,400,000
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.3%
[i]	Deutsche Telekom International Finance B.V. (Guaranty: Deutsche Telekom AG), 8.75%, 6/15/2030	26,150,000	35,973,230
[e,i]	Digicel Ltd., 6.00%, 4/15/2021	51,737,000	43,081,917
	Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,576,450
[i]	Telefonica Emisiones SAU (Guaranty: Telefonica S.A.), 7.045%, 6/20/2036	85,390,000	103,918,483
	Wireless Telecommunication Services — 0.3%
[e,i]	Digicel International Finance Ltd., 8.75%, 5/25/2024	4,300,000	4,246,250
	Millicom International Cellular SA
[e,i]	5.125%, 1/15/2028	2,800,000	2,677,500
[e,i]	6.00%, 3/15/2025	28,423,000	29,133,575
[e,i]	6.625%, 10/15/2026	2,200,000	2,310,000
			230,917,405
	Transportation — 0.1%
	Airlines — 0.1%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95%, 7/15/2024	2,719,003	2,815,528
[e,i]	Guanay Finance Ltd., 6.00%, 12/15/2020	5,927,685	5,994,371
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25%, 10/22/2024	1,547,420	1,659,144
	Hotels, Restaurants & Leisure — 0.0%
[i]	Sands China Ltd., 5.40%, 8/8/2028	7,000,000	7,333,199
			17,802,242
	Total Corporate Bonds (Cost $993,383,992)		1,054,348,811
Semi-Annual Report  |  19

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Convertible Bonds — 0.1%
	Diversified Financials — 0.1%
	Consumer Finance — 0.1%
	EZCORP, Inc., 2.125%, 6/15/2019	$ 4,353,000	$ 4,339,935
			4,339,935
	Total Convertible Bonds (Cost $4,333,876)		4,339,935
	Municipal Bonds — 0.0%
	San Bernardino County Redevelopment Agency Successor Agency, Class A 8.45%, 9/1/2030	2,555,000	2,708,377
	Total Municipal Bonds (Cost $2,512,518)		2,708,377
	Other Government — 0.1%
	Brazilian Government International Bond (BRL), 12.50%, 1/5/2022	20,000,000	5,759,281
	Total Other Government (Cost $12,551,900)		5,759,281
	Loan Participations — 0.8%
	Commercial & Professional Services — 0.4%
	Professional Services — 0.4%
[n]	Harland Clarke Holdings Corp., 7.351% (LIBOR 3 Month + 4.75%), 11/3/2023	13,495,654	12,078,611
[n]	Par Pacific Holdings, Inc. 9.55% (LIBOR 1 Month + 6.75%), 12/17/2025	10,200,000	10,187,250
[n]	R.R. Donnelley & Sons Company 7.499% (LIBOR 1 Month + 5.00%), 1/15/2024	16,957,500	16,893,909
[n]	RGIS Services, LLC, 10.111% (LIBOR 1 Month + 7.50%), 3/31/2023	15,375,746	12,848,435
			52,008,205
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[c,l]	Malamute Energy, Inc., 1.358%, 11/22/2022	311,280	311,280
[n]	McDermott Technology Americas, Inc., 7.499% (LIBOR 1 Month + 5.00%), 5/10/2025	8,924,925	8,535,441
			8,846,721
	Materials — 0.0%
	Chemicals — 0.0%
[n]	US Salt LLC, 7.232% (LIBOR 3 Month + 4.75%), 1/18/2026	5,462,000	5,448,345
			5,448,345
	Media & Entertainment — 0.1%
	Media — 0.1%
[n]	ABG Intermediate Holdings 2, LLC, 10.249% (LIBOR 1 Month + 7.75%), 9/29/2025	15,000,000	14,775,000
			14,775,000
	Retailing — 0.0%
	Specialty Retail — 0.0%
[n]	Office Depot, Inc., 7.734% (LIBOR 1 Month + 5.25%), 11/8/2022	2,775,704	2,824,279
			2,824,279
	Software & Services — 0.1%
	Internet Software & Services — 0.1%
[n]	CareerBuilder, LLC, 9.351% (LIBOR 3 Month + 6.75%), 7/31/2023	5,655,954	5,655,954
[n]	Dun & Bradstreet Corporation (The), 7.49% (LIBOR 1 Month + 5.00%), 2/1/2026	16,910,000	16,677,488
			22,333,442
	Transportation — 0.1%
	Airlines — 0.1%
[a,c,d,m]	OS Two, LLC, 12/15/2020	4,254,414	0
[a,c,n]	Wheels Up Partners, LLC, 9.126% (LIBOR 3 Month + 6.50%), 8/17/2025	11,982,609	11,934,678
			11,934,678
	Total Loan Participations (Cost $123,593,992)		118,170,670
20   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Short-Term Investments — 2.3%
[b]	Thornburg Capital Management Fund	34,004,924	$ 340,049,233
	Total Short-Term Investments (Cost $340,049,233)		340,049,233
	Total Investments — 99.0% (Cost $12,163,858,646)		$14,267,531,650
	Other Assets Less Liabilities — 1.0%		137,851,650
	Net Assets — 100.0%		$14,405,383,300

Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	465,084,600	4/10/2019	605,998,161	$ —	$ (11,454,937)
Swiss Franc	SSB	Sell	84,660,600	4/23/2019	85,191,938	450,119	—
Swiss Franc	SSB	Sell	22,478,900	4/23/2019	22,619,980	—	(137,528)
Swiss Franc	SSB	Sell	13,734,700	4/23/2019	13,820,900	3,562	—
Swiss Franc	SSB	Sell	30,761,500	4/23/2019	30,954,562	—	(208,435)
Chinese Yuan Renminbi	SSB	Sell	2,685,000,000	4/25/2019	399,363,786	—	(4,288,324)
Korean Won	SSB	Sell	182,019,960,000	5/2/2019	160,497,275	2,720,049	—
Korean Won	SSB	Buy	18,664,740,000	5/2/2019	16,457,755	—	(231,033)
Euro	SSB	Sell	1,687,910,600	5/15/2019	1,900,278,637	18,993,869	—
Thailand Baht	BBH	Sell	1,107,238,100	5/21/2019	34,933,537	451,657	—

Total						$ 22,619,256	$ (16,320,257)

Net unrealized appreciation/depreciation						$ 6,298,999

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Illiquid security.
b	Investment in Affiliates.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Non-income producing.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $674,713,568, representing 4.68% of the Fund’s net assets.
f	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted and illiquid. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $30,637,992, representing 0.21% of the Fund’s net assets. Additional information is as follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Centaur Funding Corp., 9.08%, 4/21/2020	6/30/2010	$ 15,937,500	$ 15,818,040	0.1%
First Tennessee Bank N.A., 3.75%	3/17/2005	11,968,750	8,829,936	0.1
Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023	4/16/2014	7,144,305	1,164,031	0.0
Linc USA GP / Linc Energy Finance USA, Inc., 9.625%, 10/31/2017	8/08/2014	15,590,162	646,992	0.0
Schahin II Finance Co. SPV Ltd., 8.00%, 5/25/2020	10/26/2018	616,057	606,024	0.0
JPR Royalty Sub, LLC, 14.00%, 9/01/2020	3/01/2011	5,000,000	2,500,000	0.0
Northwind Holdings, LLC, 3.406%, 12/01/2037	1/29/2010	967,133	1,072,969	0.0

g	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
h	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
i	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
j	Variable rate coupon, rate shown as of March 31, 2019.
Semi-Annual Report  |  21

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
k	Fixed to floating security that initially pays a fixed rate and converts to a floating rate coupon at a specified date in the future. The rate presented is a fixed rate.
l	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2019.
m	Bond in default.
n	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2019.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Real
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
MFA	Mortgage Finance Authority
SPA	Stand-by Purchase Agreement
SPV	Special Purpose Vehicle
See notes to financial statements.
22   |  Semi-Annual Report

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Semi-Annual Report  |  23

Statement of Assets and Liabilities
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $11,297,396,813)	$ 13,453,394,231
Non-controlled affiliated issuers (cost $866,461,833)	814,137,419
Cash	582,595
Cash denominated in foreign currency (cost $3,826)	3,822
Receivable for investments sold	83,905,743
Receivable for fund shares sold	26,426,750
Unrealized appreciation on forward currency contracts (Note 7)	22,619,256
Dividends receivable	66,033,023
Dividend and interest reclaim receivable	27,817,738
Interest receivable	21,312,558
Prepaid expenses and other assets	290,327
Total Assets	14,516,523,462
Liabilities
Payable for investments purchased	45,100,655
Payable for fund shares redeemed	19,469,110
Unrealized depreciation on forward currency contracts (Note 7)	16,320,257
Payable to investment advisor and other affiliates (Note 4)	13,004,318
Deferred taxes payable (Note 2)	167,741
Accounts payable and accrued expenses	7,173,203
Dividends payable	9,904,878
Total Liabilities	111,140,162
Commitments and contingencies (Note 2)
Net Assets	$ 14,405,383,300
NET ASSETS CONSIST OF
Distributable earnings	$ 1,243,516,298
Net capital paid in on shares of beneficial interest	13,161,867,002
$ 14,405,383,300
24   |  Semi-Annual Report

Statement of Assets and Liabilities, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($3,302,780,050 applicable to 155,344,677 shares of beneficial interest outstanding - Note 5)	$ 21.26
Maximum sales charge, 4.50% of offering price	1.00
Maximum offering price per share	$ 22.26
Class C Shares:
Net asset value and offering price per share* ($3,145,082,460 applicable to 148,092,317 shares of beneficial interest outstanding - Note 5)	$ 21.24
Class I Shares:
Net asset value, offering and redemption price per share ($7,669,333,042 applicable to 358,121,604 shares of beneficial interest outstanding - Note 5)	$ 21.42
Class R3 Shares:
Net asset value, offering and redemption price per share ($41,207,897 applicable to 1,938,746 shares of beneficial interest outstanding - Note 5)	$ 21.25
Class R4 Shares:
Net asset value, offering and redemption price per share ($28,658,745 applicable to 1,346,524 shares of beneficial interest outstanding - Note 5)	$ 21.28
Class R5 Shares:
Net asset value, offering and redemption price per share ($55,557,360 applicable to 2,595,983 shares of beneficial interest outstanding - Note 5)	$ 21.40
Class R6 Shares:
Net asset value, offering and redemption price per share ($162,763,746 applicable to 7,625,184 shares of beneficial interest outstanding - Note 5)	$ 21.35

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Semi-Annual Report  |  25

Statement of Operations
Thornburg Investment Income Builder Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $15,235,482)	$ 261,675,669
Non-controlled affiliated issuer	28,798,530
Interest income (net of premium amortized of $504,963)	43,685,308
Total Income	334,159,507
EXPENSES
Investment advisory fees (Note 4)	48,999,067
Administration fees (Note 4)
Class A Shares	1,394,095
Class C Shares	1,437,786
Class I Shares	3,253,714
Class R3 Shares	18,613
Class R4 Shares	12,521
Class R5 Shares	23,992
Class R6 Shares	67,631
Distribution and service fees (Note 4)
Class A Shares	3,969,939
Class C Shares	16,386,827
Class R3 Shares	106,094
Class R4 Shares	35,678
Transfer agent fees
Class A Shares	1,220,330
Class C Shares	1,333,270
Class I Shares	2,480,290
Class R3 Shares	62,340
Class R4 Shares	74,620
Class R5 Shares	90,730
Class R6 Shares	3,460
Registration and filing fees
Class A Shares	12,036
Class C Shares	10,203
Class I Shares	19,642
Class R3 Shares	5,736
Class R4 Shares	5,933
Class R5 Shares	5,886
Class R6 Shares	5,898
Custodian fees (Note 2)	652,950
Professional fees	198,770
Trustee and officer fees (Note 4)	397,720
Other expenses	571,694
Total Expenses	82,857,465
Less:
Expenses reimbursed by investment advisor (Note 4)	(119,350)
Net Expenses	82,738,115
Net Investment Income	$ 251,421,392
26   |  Semi-Annual Report

Statement of Operations, Continued
Thornburg Investment Income Builder Fund  |  Six Months Ended March 31, 2019 (Unaudited)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuer investments	$ (102,353,298)
Non-controlled affiliated issuers	(6)
Forward currency contracts (Note 7)	83,685,674
Foreign currency transactions	519,396
(18,148,234)
Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers investments (net of change in deferred taxes payable of $161,465)	(302,393,468)
Non-controlled affiliated issuers	(14,235,730)
Forward currency contracts (Note 7)	20,251,714
Foreign currency translations	(666,077)
(297,043,561)
Net Realized and Unrealized Loss	(315,191,795)
Net Decrease in Net Assets Resulting from Operations	$ (63,770,403)
See notes to financial statements.
Semi-Annual Report  |  27

Statements of Changes in Net Assets
Thornburg Investment Income Builder Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 251,421,392	$ 657,775,372
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	(18,148,234)	100,294,935
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(297,043,561)	114,483,110
Net Increase (Decrease) in Net Assets Resulting from Operations	(63,770,403)	872,553,417
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(71,280,793)	(138,833,506)
Class C Shares	(61,799,669)	(149,227,867)
Class I Shares	(175,599,439)	(350,849,203)
Class R3 Shares	(878,050)	(2,187,106)
Class R4 Shares	(603,986)	(1,478,685)
Class R5 Shares	(1,263,124)	(3,118,926)
Class R6 Shares	(3,700,463)	(4,471,743)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	8,120,914	(47,263,859)
Class C Shares	(351,341,289)	(1,141,224,379)
Class I Shares	55,984,969	(109,066,905)
Class R3 Shares	(4,460,149)	(21,579,289)
Class R4 Shares	(1,669,688)	(13,511,065)
Class R5 Shares	(2,574,854)	(33,806,568)
Class R6 Shares	9,641,080	117,160,492
Net Decrease in Net Assets	(665,194,944)	(1,026,905,192)
NET ASSETS
Beginning of Period	15,070,578,244	16,097,483,436
End of Period	$ 14,405,383,300	$ 15,070,578,244

*	Unaudited.
See notes to financial statements.
28   |  Semi-Annual Report

Notes to Financial Statements
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Semi-Annual Report  |  29

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at March 31, 2019, $311,280 of the $628,892 par commitment had been funded. The maturity date is June 28, 2019.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
30  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
Cost of investments for tax purposes	$ 12,163,858,646
Gross unrealized appreciation on a tax basis	2,556,164,928
Gross unrealized depreciation on a tax basis	(452,491,924)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 2,103,673,004
At March 31, 2019, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $13,499,055. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $106,655,687. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had cumulative tax basis capital losses of $672,226,048 (of which $443,626,149 are short-term and $228,599,899 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s
Semi-Annual Report  |  31

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
32   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 12,652,017,722	$ 12,594,296,042	$ 57,591,070	$ 130,610
Preferred Stock(a)	57,265,551	2,322,000	54,943,551	—
Asset Backed Securities	32,872,070	—	31,799,101	1,072,969
Corporate Bonds	1,054,348,811	—	1,053,095,795	1,253,016
Convertible Bonds	4,339,935	—	4,339,935	—
Municipal Bonds	2,708,377	—	2,708,377	—
Other Government	5,759,281	—	5,759,281	—
Loan Participations	118,170,670	—	105,924,712	12,245,958
Short-Term Investments	340,049,233	340,049,233	—	—
Total Investments in Securities	$ 14,267,531,650	$ 12,936,667,275	$ 1,316,161,822	$ 14,702,553(b)
Other Financial Instruments
Forward Currency Contracts	$ 22,619,256	$ —	$ 22,619,256	$ —
Total Assets	$ 14,290,150,906	$ 12,936,667,275	$ 1,338,781,078	$ 14,702,553
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (16,320,257)	$ —	$ (16,320,257)	$ —
Total Liabilities	$ (16,320,257)	$ —	$ (16,320,257)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At March 31, 2019, industry classifications for Common Stock and Preferred Stock in level 2 and Level 3 consist of $8,829,936 in Banks, $57,591,070 in Capital Goods, $20,301,185 in Energy, $10,125,000 in Miscellaneous, and $15,818,040 Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2019.
Semi-Annual Report  |  33

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
	FAIR VALUE AT March 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 130,610	Discount to valuation	Valuaton and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity.	$10.50/(N/A)
Asset-Backed Securities	1,072,969	Discounted cash flows	Third Party Vendor Discounted cash flows	5.0%/(N/A)
Corporate Bond	606,024	Discounted cash flows	Third Party Vendor Discounted cash flows	15.0%/(N/A)
	646,992	Discount to valuation	Valuaton and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity.	$4.15/(N/A)
Loan Participations	11,934,678	Discounted cash flows	Third Party Vendor Discounted cash flows	0.0%-9.2%/(9.2%)
	311,280	Discount to valuation	Valuaton and Pricing Committee value due to halt in trading of the security and lack of information as well as liquidity.	$100.00/(N/A)
Total	14,702,553
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2019 is as follows:
	COMMON STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL (d)
Beginning Balance 9/30/2018	$ 130,610	$ 1,311,494	$ 646,992	$ 14,243,057	$ 16,332,153
Accrued Discounts (Premiums)	–	3,856	10,685	6,630	21,171
Net Realized Gain (Loss)(a)	–	30,722	–	4,388	35,110
Gross Purchases	–	–	605,372	95,395	700,767
Gross Sales	–	(262,500)	–	(613,913)	(876,413)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	–	(10,603)	(10,033)	(1,489,599)	(1,510,235)
Transfers into Level 3	–	–	–	–	–
Transfers out of Level 3	–	–	–	–	–
Ending Balance 3/31/2019	$ 130,610	$ 1,072,969	$ 1,253,016	$ 12,245,958	$ 14,702,553

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2019.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2019, which were valued using significant unobservable inputs, was $1,510,235. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2019.
(d)	Level 3 investments represent 0.10% of total net assets at the six months ended March 31, 2019. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
34  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.693% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $149,914 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $32,276 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class R3 shares, 1.50%; Class R4 shares, 1.40%; Class R5 shares, 0.99%; Class R6 shares, 0.80%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $26,868 for Class R3 shares, $31,454 for Class R4 shares, $46,350 for Class R5 shares, and $14,678 for Class R6 shares.
Semi-Annual Report  |  35

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 1.16%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Apollo Investment Corp.	$132,562,769	$ 676,750	$ (10)	$(6)	$ (9,504,553)	$123,734,950	$ 7,355,446
MFA Financial Inc.	251,518,110	5,049,401	-	-	(2,242,911)	254,324,600	13,993,101
Solar Capital Ltd.	98,516,902	-	-	-	(2,488,266)	96,028,636	3,778,478
Thornburg Capital Management Fund	454,730,939	1,242,915,886	(1,357,597,592)	-	-	340,049,233	3,671,505
Total	$937,328,720	$1,248,642,037	$(1,357,597,602)	$(6)	$(14,235,730)	$814,137,419	$28,798,530
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	11,800,497	$ 246,076,401	31,856,039	$ 688,622,514
Shares issued to shareholders in reinvestment of dividends	3,300,630	67,337,995	5,998,878	129,605,482
Shares repurchased	(14,689,813)	(305,293,482)	(39,921,237)	(865,491,855)
Net increase (decrease)	411,314	$ 8,120,914	(2,066,320)	$ (47,263,859)
Class C Shares
Shares sold	3,931,442	$ 81,460,414	7,570,345	$ 164,120,547
Shares issued to shareholders in reinvestment of dividends	2,778,592	56,560,833	6,344,473	136,903,349
Shares repurchased	(23,506,498)	(489,362,536)	(66,777,524)	(1,442,248,275)
Net decrease	(16,796,464)	$ (351,341,289)	(52,862,706)	$ (1,141,224,379)
Class I Shares
Shares sold	38,323,943	$ 801,109,532	66,657,528	$ 1,454,578,318
Shares issued to shareholders in reinvestment of dividends	7,580,586	155,838,619	14,043,398	305,431,773
Shares repurchased	(43,240,373)	(900,963,182)	(85,737,737)	(1,869,076,996)
Net increase (decrease)	2,664,156	$ 55,984,969	(5,036,811)	$ (109,066,905)
Class R3 Shares
Shares sold	113,399	$ 2,348,415	241,442	$ 5,220,231
Shares issued to shareholders in reinvestment of dividends	39,069	796,139	91,705	1,979,749
Shares repurchased	(365,194)	(7,604,703)	(1,327,941)	(28,779,269)
Net decrease	(212,726)	$ (4,460,149)	(994,794)	$ (21,579,289)
36   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	186,231	$ 3,850,861	289,894	$ 6,287,155
Shares issued to shareholders in reinvestment of dividends	18,622	380,343	43,177	933,935
Shares repurchased	(284,562)	(5,900,892)	(954,262)	(20,732,155)
Net decrease	(79,709)	$ (1,669,688)	(621,191)	$ (13,511,065)
Class R5 Shares
Shares sold	224,041	$ 4,703,135	664,323	$ 14,452,609
Shares issued to shareholders in reinvestment of dividends	59,826	1,228,678	135,493	2,949,321
Shares repurchased	(400,976)	(8,506,667)	(2,326,307)	(51,208,498)
Net decrease	(117,109)	$ (2,574,854)	(1,526,491)	$ (33,806,568)
Class R6 Shares
Shares sold	404,622	$ 8,455,032	5,722,657	$ 123,069,973
Shares issued to shareholders in reinvestment of dividends	163,166	3,345,562	183,009	3,973,843
Shares repurchased	(103,694)	(2,159,514)	(455,176)	(9,883,324)
Net increase	464,094	$ 9,641,080	5,450,490	$ 117,160,492
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $3,130,583,354 and $3,295,573,027, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the six months ended March 31, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2019 was $3,339,962,461.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master
Semi-Annual Report  |  37

Notes to Financial Statements, Continued
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2019 is disclosed in the following tables:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 22,619,256
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (16,320,257)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2019 is $5,847,342 attributable to the Fund’s contracts with SSB, and $451,657 attributable to the Fund’s contracts with BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 83,685,674	$ 83,685,674
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 20,251,714	$ 20,251,714
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, small and mid-cap company risk, credit risk, high-yield risk, interest rate risk, prepayment risk, foreign investment risk, developing country risk, risks affecting specific countries or regions, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
38  |  Semi-Annual Report

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Semi-Annual Report  |  39

Financial Highlights
Thornburg Investment Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 21.80	0.37	(0.44)	(0.07)	(0.47)	—	(0.47)	$ 21.26
2018 (b)	$ 21.50	0.92	0.30	1.22	(0.92)	—	(0.92)	$ 21.80
2017 (b)	$ 19.82	0.92	1.61	2.53	(0.85)	—	(0.85)	$ 21.50
2016 (b)	$ 19.07	0.93	0.62	1.55	(0.80)	—	(0.80)	$ 19.82
2015 (b)	$ 21.38	0.85	(2.34)	(1.49)	(0.82)	—	(0.82)	$ 19.07
2014 (b)	$ 20.13	1.10	1.13	2.23	(0.98)	—	(0.98)	$ 21.38
CLASS C SHARES
2019 (c)	$ 21.78	0.29	(0.44)	(0.15)	(0.39)	—	(0.39)	$ 21.24
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	(0.76)	$ 21.78
2017	$ 19.81	0.78	1.60	2.38	(0.71)	—	(0.71)	$ 21.48
2016	$ 19.06	0.79	0.62	1.41	(0.66)	—	(0.66)	$ 19.81
2015	$ 21.37	0.70	(2.34)	(1.64)	(0.67)	—	(0.67)	$ 19.06
2014	$ 20.13	0.94	1.13	2.07	(0.83)	—	(0.83)	$ 21.37
CLASS I SHARES
2019 (c)	$ 21.96	0.40	(0.44)	(0.04)	(0.50)	—	(0.50)	$ 21.42
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	(0.98)	$ 21.96
2017	$ 19.97	1.02	1.59	2.61	(0.93)	—	(0.93)	$ 21.65
2016	$ 19.21	1.00	0.62	1.62	(0.86)	—	(0.86)	$ 19.97
2015	$ 21.53	0.93	(2.35)	(1.42)	(0.90)	—	(0.90)	$ 19.21
2014	$ 20.27	1.16	1.15	2.31	(1.05)	—	(1.05)	$ 21.53
CLASS R3 SHARES
2019 (c)	$ 21.80	0.33	(0.45)	(0.12)	(0.43)	—	(0.43)	$ 21.25
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	(0.84)	$ 21.80
2017	$ 19.82	0.87	1.59	2.46	(0.79)	—	(0.79)	$ 21.49
2016	$ 19.07	0.87	0.62	1.49	(0.74)	—	(0.74)	$ 19.82
2015	$ 21.37	0.78	(2.32)	(1.54)	(0.76)	—	(0.76)	$ 19.07
2014	$ 20.13	1.03	1.12	2.15	(0.91)	—	(0.91)	$ 21.37
CLASS R4 SHARES
2019 (c)	$ 21.83	0.34	(0.45)	(0.11)	(0.44)	—	(0.44)	$ 21.28
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	(0.87)	$ 21.83
2017	$ 19.85	0.89	1.59	2.48	(0.81)	—	(0.81)	$ 21.52
2016	$ 19.10	0.89	0.62	1.51	(0.76)	—	(0.76)	$ 19.85
2015	$ 21.42	0.81	(2.35)	(1.54)	(0.78)	—	(0.78)	$ 19.10
2014	$ 20.17	1.04	1.16	2.20	(0.95)	—	(0.95)	$ 21.42
CLASS R5 SHARES
2019 (c)	$ 21.95	0.39	(0.46)	(0.07)	(0.48)	—	(0.48)	$ 21.40
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	(0.96)	$ 21.95
2017	$ 19.95	0.98	1.61	2.59	(0.90)	—	(0.90)	$ 21.64
2016	$ 19.20	0.98	0.62	1.60	(0.85)	—	(0.85)	$ 19.95
2015	$ 21.52	0.90	(2.35)	(1.45)	(0.87)	—	(0.87)	$ 19.20
2014	$ 20.26	1.10	1.19	2.29	(1.03)	—	(1.03)	$ 21.52
CLASS R6 SHARES
2019 (c)	$ 21.89	0.41	(0.45)	(0.04)	(0.50)	—	(0.50)	$ 21.35
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	(0.99)	$ 21.89
2017 (e)	$ 20.55	0.44	1.12	1.56	(0.53)	—	(0.53)	$ 21.58

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Effective date of this class of shares was April 10, 2017.
+	Based on weighted average shares outstanding.
See notes to financial statements.
40  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Investment Income Builder Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

3.60 (d)	1.13 (d)	1.13 (d)	1.13 (d)	(0.25)	22.38	$ 3,302,780
4.25	1.15	1.15	1.15	5.79	41.17	$ 3,378,149
4.52	1.19	1.19	1.19	13.01	37.37	$ 3,374,895
4.82	1.18	1.18	1.18	8.35	42.81	$ 3,778,863
4.02	1.17	1.17	1.17	(7.27)	47.71	$ 4,257,943
5.21	1.18	1.18	1.18	11.19	38.81	$ 4,588,033

2.79 (d)	1.89 (d)	1.89 (d)	1.89 (d)	(0.61)	22.38	$ 3,145,082
3.51	1.90	1.90	1.90	5.01	41.17	$ 3,591,856
3.80	1.90	1.90	1.93	12.19	37.37	$ 4,677,322
4.11	1.90	1.90	1.93	7.59	42.81	$ 5,356,153
3.30	1.90	1.90	1.92	(7.93)	47.71	$ 5,906,206
4.44	1.90	1.90	1.93	10.36	38.81	$ 6,266,270

3.86 (d)	0.87 (d)	0.87 (d)	0.87 (d)	(0.11)	22.38	$ 7,669,333
4.58	0.86	0.86	0.86	6.12	41.17	$ 7,806,245
4.93	0.86	0.86	0.86	13.30	37.37	$ 7,804,930
5.15	0.86	0.86	0.86	8.71	42.81	$ 6,928,783
4.35	0.85	0.85	0.85	(6.94)	47.71	$ 7,472,344
5.45	0.86	0.86	0.86	11.54	38.81	$ 7,454,275

3.19 (d)	1.50 (d)	1.50 (d)	1.63 (d)	(0.42)	22.38	$ 41,208
3.84	1.50	1.50	1.61	5.47	41.17	$ 46,901
4.24	1.47	1.47	1.56	12.63	37.37	$ 67,623
4.53	1.50	1.50	1.59	8.01	42.81	$ 78,188
3.70	1.50	1.50	1.55	(7.52)	47.71	$ 79,834
4.84	1.49	1.49	1.55	10.80	38.81	$ 83,670

3.30 (d)	1.40 (d)	1.40 (d)	1.62 (d)	(0.45)	22.38	$ 28,659
3.91	1.40	1.40	1.56	5.58	41.17	$ 31,132
4.35	1.40	1.40	1.51	12.72	37.37	$ 44,069
4.63	1.40	1.40	1.48	8.12	42.81	$ 45,968
3.81	1.40	1.40	1.46	(7.48)	47.71	$ 42,392
4.88	1.35	1.35	1.40	11.00	38.81	$ 39,890

3.73 (d)	0.99 (d)	0.99 (d)	1.16 (d)	(0.24)	22.38	$ 55,557
4.30	0.99	0.99	1.12	5.99	41.17	$ 59,545
4.76	0.99	0.99	1.09	13.22	37.37	$ 91,735
5.08	0.99	0.99	1.07	8.52	42.81	$ 86,535
4.23	0.98	0.98	1.07	(7.06)	47.71	$ 78,945
5.15	0.99	0.99	1.10	11.40	38.81	$ 64,748

3.96 (d)	0.80 (d)	0.80 (d)	0.82 (d)	(0.08)	22.38	$ 162,764
5.39	0.80	0.80	0.82	6.20	41.17	$ 156,750
4.37 (d)	0.80 (d)	0.80 (d)	1.09 (d)	7.65	37.37	$ 36,909
Semi-Annual Report  |  41

Expense Example
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$ 997.52	$5.63
Hypothetical*	$1,000.00	$1,019.30	$5.69
CLASS C SHARES
Actual	$1,000.00	$ 993.93	$9.40
Hypothetical*	$1,000.00	$1,015.51	$9.50
CLASS I SHARES
Actual	$1,000.00	$ 998.95	$4.34
Hypothetical*	$1,000.00	$1,020.59	$4.38
CLASS R3 SHARES
Actual	$1,000.00	$ 995.77	$7.46
Hypothetical*	$1,000.00	$1,017.45	$7.54
CLASS R4 SHARES
Actual	$1,000.00	$ 995.55	$6.97
Hypothetical*	$1,000.00	$1,017.95	$7.04
CLASS R5 SHARES
Actual	$1,000.00	$ 997.61	$4.93
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R6 SHARES
Actual	$1,000.00	$ 999.24	$3.99
Hypothetical*	$1,000.00	$1,020.94	$4.03

†	Expenses are equal to the annualized expense ratio for each class (A: 1.13%; C: 1.89%; I: 0.87%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.80%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
42  |  Semi-Annual Report

Other Information
Thornburg Investment Income Builder Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  43

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
44  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  45

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46  |  Semi-Annual Report

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Semi-Annual Report  |  47

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1075

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Global Opportunities Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
April 29, 2019
Dear Shareholders:
This letter reviews the results of the Thornburg Global Opportunities Fund’s investment activities for the six-month period ended March 31, 2019. Recall that the Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of typically 30–40 equity investments from around the world. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—gives us a durable framework for value-added investing.
In the six months ended March 31, 2019, the Thornburg Global Opportunities Fund produced a total return of negative 5.43% (Class I shares). The Fund’s performance for this period lagged the MSCI All Country World Index (ACWI) return of negative 2.13%. This half-year was a V-shaped period: the final quarter of 2018 produced the worst quarterly decline for the MSCI ACWI Index since the European Financial Crisis of 2011, while the first quarter of 2019 produced the sharpest quarterly index gain since 2010.
We’ve seen a robust start to the 2019 calendar year; as of this writing (April 29) the Thornburg Global Opportunities Fund (Class I shares) has outpaced the MSCI ACWI Index and returned 18.41% year-to-date.
From its inception on July 28, 2006 through March 31, 2019, Global Opportunities Fund has outperformed the MSCI ACWI by an average margin of over three percentage points per year, resulting in a total cumulative return since inception of 194.98% (Class I shares) versus 102.24% for the ACWI (see Chart 1). For comparison, the cumulative return of the Morningstar World Large Stock category over the same time period was 99.65%.
Source: Thornburg, Confluence

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 877-215-1330. There is no up-front sales charge for class I shares.
The total annual operating expenses for Class I shares of the Fund are 0.97%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in a net expense ratio of 0.99%. For more detailed information on fund expenses and waivers/reimbursements, please see the fund’s prospectus.
Catalysts for the December quarter selloff included a statement from Fed Chairman Powell that the Fed was “a long way from neutral” on interest rates, heightened tensions regarding global trade, and concerns over the potential of a synchronized global slowdown. This year market concerns were assuaged by a more dovish tone from the Fed as well as possible progress in trade negotiations with China, even as forecasts for global economic growth have been reduced.
Brexit weighed on U.K. and European markets over the reference period, with innumerable updates and changes to Prime Minister May’s stated plan. While the ultimate outcome remains uncertain, the process seems to be moving towards “softer” forms of Brexit as the U.K. has confronted the difficult reality of leaving the European Union. Following the Brexit referendum in 2016, we initiated and/or increased investments in several U.K.-exposed names, including Barratt Developments and Ryanair, at depressed prices. Barratt has been a strong contributor since then, and we continue to see Brexit-related opportunities in certain holdings.
During the reference period, only three sectors contributed positively to the benchmark index’s total return. Real estate and utilities both generated double digit returns, given their sensitivity to lower rates and the Fed’s pause, but are each weighted modestly in the index at roughly 3%. Consumer staples also added to overall index performance with a 4.2% total return. All other sectors detracted from the benchmark’s result.
Regarding the Thornburg Global Opportunities Fund’s portfolio, during the semi-annual period, seven stocks contributed positively by more than 25 basis points (0.25%) to overall Fund performance, while 16 stocks detracted by at least 25 basis points.
Our investments in the financials, materials, and communications services sectors were the largest detractors from the Fund’s performance for the period. These companies included U.S. banks Citigroup and Capital One, chemical groups OCI NV and CF Industries, and Chinese internet

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
company Baidu. U.S. banks fell during the December quarter as long-term interest rates dropped, the yield curve flattened, and investor concerns about a recession increased. These stocks have made a strong recovery in the first four months of 2019. In late 2018 OCI’s margins were pressured by a rise in natural gas prices, a primary input, and a decline in product prices. But in early 2019 these dynamics improved and the stock rebounded sharply. CF Industries, a top producer of agricultural fertilizer, was impacted by cold and wet weather in the Midwest which disrupted the planting season. Lastly, Baidu disappointed investors with subdued guidance due to a slowing Chinese economy and regulatory headwinds. While Baidu remains the dominant search engine in China, its position has been weakened by competition and we exited the position earlier this year.
Low cost airline Ryanair was impacted in 2018 by several headwinds including industry overcapacity, rising labor costs, and Brexit concerns. Recall that both Ryanair and easyJet offer discount alternatives to legacy carriers in Europe, with Ryanair emphasizing “ultra low” tickets prices, while easyJet provides a less discounted offering. Collectively, these two airlines have an enterprise value of about 19.5bn euros today, up less than 15% from the lows immediately after the Brexit vote in 2016. Yet in the next year they are expected to carry over 25% more passengers than they carried at that time, and will do so in a more consolidated market (See Chart 2). The top five short-haul operators now control about half of the European market.
Source: Factset, Thornburg
Significant contributors to the Fund’s performance were real estate groups New World Development (Hong Kong) and Barratt Developments (U.K.), Italian toll road operator Atlantia, and Indian conglomerate Reliance Industries. New World reported solid operating progress and expects earnings growth from the opening of its landmark Victoria Dockside project in Hong Kong this year. Barratt dragged on Fund results in 2018 but more than recovered last year’s decline in early 2019. We have owned Barratt since 2014 and it has produced a handsome result for the Fund since then. Atlantia also declined last year following a bridge collapse on a roadway it manages in Italy, but the shares rebounded in 2019 as risk receded that it shouldered blame for the disaster. Reliance’s operating results have been strong, including rapid growth of its wireless business as well as progress towards becoming a digital economy leader in India.
In March Thornburg Global Opportunities Fund made a new investment in Beijing-based GDS Holdings. Formerly known as Global Data Solutions, GDS is a leading owner and operator of data centers in China. The company’s top investors are Singapore’s Temasek and China’s Ping An Group, and its largest customers include Alibaba, Tencent, and Ping An. GDS reported strong customer demand in 2018 and plans to expand its business in the coming years as its own customers grow in China.1
With a portfolio of typically 30-40 stocks, Thornburg Global Opportunities Fund’s portfolio construction has always differed from the benchmark, which includes nearly 2,500 constituents. The Fund continues to look different today, with the following top sector weightings on March 31, 2019: industrials (19.6% portfolio weighting), communication services (17.7%), financials (13.1%), materials (11.1%), and consumer discretionary (9.7%). The average expected 2019 price-to-earnings multiple for companies owned by the Fund stood at 14.0x versus 15.3x for the MSCI ACWI, while the price to book is 1.7x, compared to 2.2x for the index. Relative to the index, the Fund is overweight companies based in Europe and Asia but has no direct exposure to firms based in Japan. Firms located in emerging market countries currently constitute about 11% of the portfolio. The Fund’s largest geographic exposures are shown in the table below:
Table 1 | Largest Geographic Weightings
COUNTRY	WEIGHTING AS OF 3/31/2019
United States	40%
Hong Kong	12%
Italy	8%
Netherlands	7%
India	5%
As a percent of the equity holdings. Holdings are classified by country of risk as determined by MSCI and Bloomberg.
We remain intent on adapting to market conditions and executing our investment process, which has produced favorable results over the long term. Given our focus on fundamental progress and the intrinsic values of the businesses in the Thornburg Global Opportunities Fund’s portfolio, we are constructive about the long-term outlook for the strategy. We believe that dispersion in equity returns and valuations across regions and sectors, such as we’ve seen recently, will continue to present opportunities for our investment framework. We have managed the Fund this way through a wide variety of macroeconomic settings since its inception in 2006.
Thank you for investing alongside us in the Thornburg Global Opportunities Fund. Remember that you can review

Semi-Annual Report  |  5

Letter to Shareholders, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
descriptions of many of the stocks in your portfolio at www.thornburg.com/global.
Best wishes for a great summer.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Officer and Managing Director	W. Vinson Walden, cfa Portfolio Manager Managing Director
1. GDS bookings in 2017 and 2018 of $186 and $330 million, resp. Source: Company reports/RBC Capital Markets.

Holdings are classified by country of risk as determined by MSCI and Bloomberg.
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
6  |  Semi-Annual Report

Performance Summary
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 7/28/06)
Without sales charge	-5.92%	4.66%	5.25%	14.25%	8.44%
With sales charge	-10.17%	3.07%	4.29%	13.73%	8.04%
Class C Shares (Incep: 7/28/06)
Without sales charge	-6.65%	3.88%	4.45%	13.37%	7.60%
With sales charge	-7.57%	3.88%	4.45%	13.37%	7.60%
Class I Shares (Incep: 7/28/06)	-5.62%	5.02%	5.62%	14.72%	8.91%
Class R3 Shares (Incep: 2/1/08)	-6.09%	4.48%	5.07%	14.13%	5.25%
Class R4 Shares (Incep: 2/1/08)	-5.99%	4.59%	5.17%	14.23%	5.35%
Class R5 Shares (Incep: 2/1/08)	-5.60%	5.01%	5.61%	14.71%	5.80%
Class R6 Shares (Incep: 4/10/17)	-5.47%	-	-	-	0.63%
MSCI AC World Index (Since 7/28/06)	2.60%	10.67%	6.45%	11.98%	5.71%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.28%; C shares, 2.03%; I shares, 0.97%; R3 shares, 1.92%; R4 shares, 1.61%; R5 shares, 1.16% and R6, 0.98%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%, and R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary
The MSCI All Country (AC) World Index is a market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Semi-Annual Report  |  7

Fund Summary
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Alphabet, Inc. Class A	5.4%
OCI N.V.	5.2%
Capital One Financial Corp.	4.9%
Reliance Industries Ltd.	4.9%
Facebook, Inc. Class A	4.9%
Atlantia S.p.A.	4.8%
New World Development Co. Ltd.	4.5%
Ryanair Holdings plc	4.4%
Galaxy Entertainment Group Ltd.	4.3%
Citigroup, Inc.	4.2%
SECTOR EXPOSURE
Industrials	19.6%
Communication Services	17.7%
Financials	13.1%
Materials	11.1%
Consumer Discretionary	9.7%
Information Technology	7.1%
Energy	6.5%
Real Estate	4.5%
Consumer Staples	2.5%
Health Care	2.2%
Utilities	1.9%
Other Assets Less Liabilities	4.1%

TOP TEN INDUSTRY GROUPS
Transportation	14.1%
Materials	11.1%
Media & Entertainment	10.3%
Telecommunication Services	7.4%
Consumer Services	7.2%
Energy	6.5%
Banks	6.4%
Capital Goods	5.5%
Technology Hardware & Equipment	5.1%
Diversified Financials	4.9%

COUNTRY EXPOSURE* (percent of equity holdings)
United States	40.2%
Macao	7.5%
Netherlands	7.2%
United Kingdom	7.0%
India	5.1%
Italy	5.0%
Hong Kong	4.7%
Ireland	4.6%
France	4.4%
China	3.8%
Australia	3.0%
South Korea	2.8%
Denmark	2.7%
Spain	1.9%
Germany	0.1%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
8   |  Semi-Annual Report

Schedule of Investments
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Common Stock — 95.9%
	Banks — 6.4%
	Banks — 6.4%
	BNP Paribas S.A.	701,709	$ 33,540,133
	Citigroup, Inc.	982,283	61,117,648
			94,657,781
	Capital Goods — 5.5%
	Electrical Equipment — 2.6%
	Vestas Wind Systems A/S	450,737	37,926,003
	Machinery — 2.9%
	CNH Industrial N.V.	4,238,420	43,094,324
			81,020,327
	Consumer Durables & Apparel — 0.8%
	Household Durables — 0.8%
	Barratt Developments plc	1,475,498	11,515,197
			11,515,197
	Consumer Services — 7.2%
	Hotels, Restaurants & Leisure — 7.2%
	Galaxy Entertainment Group Ltd.	9,201,335	62,651,527
	MGM China Holdings Ltd.	20,787,289	43,481,460
			106,132,987
	Diversified Financials — 4.9%
	Consumer Finance — 4.9%
	Capital One Financial Corp.	888,264	72,562,286
			72,562,286
	Energy — 6.5%
	Oil, Gas & Consumable Fuels — 6.5%
	Peabody Energy Corp.	837,631	23,730,086
	Reliance Industries Ltd.	3,648,112	71,779,994
			95,510,080
	Food & Staples Retailing — 2.5%
	Food & Staples Retailing — 2.5%
	Walgreens Boots Alliance, Inc.	586,701	37,120,572
			37,120,572
	Insurance — 1.8%
	Insurance — 1.8%
	NN Group N.V.	626,560	26,026,308
			26,026,308
	Materials — 11.1%
	Chemicals — 8.2%
	CF Industries Holdings, Inc.	1,104,586	45,155,476
[a]	OCI N.V.	2,765,251	75,997,067
	Metals & Mining — 2.9%
	Mineral Resources Ltd.	3,799,379	42,624,421
			163,776,964
	Media & Entertainment — 10.3%
	Interactive Media & Services — 10.3%
[a]	Alphabet, Inc. Class A	67,512	79,454,198
[a]	Facebook, Inc. Class A	428,826	71,481,006
			150,935,204
	Pharmaceuticals, Biotechnology & Life Sciences — 2.2%
	Pharmaceuticals — 2.2%
	Allergan plc	210,412	30,806,421
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Bayer AG	12,112	$ 782,590
			31,589,011
	Real Estate — 4.5%
	Real Estate Management & Development — 4.5%
	New World Development Co. Ltd.	40,026,910	66,389,005
			66,389,005
	Retailing — 1.7%
	Internet & Direct Marketing Retail — 1.7%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	132,883	24,244,503
			24,244,503
	Software & Services — 2.0%
	Information Technology Services — 2.0%
[a]	GDS Holdings Ltd. ADR	820,346	29,278,149
			29,278,149
	Technology Hardware & Equipment — 5.1%
	Communications Equipment — 2.5%
[a]	EchoStar Corp. Class A	1,002,809	36,552,388
	Technology Hardware, Storage & Peripherals — 2.6%
	Samsung Electronics Co., Ltd.	986,336	38,798,258
			75,350,646
	Telecommunication Services — 7.4%
	Diversified Telecommunication Services — 3.3%
[a]	Zayo Group Holdings, Inc.	1,713,196	48,689,030
	Wireless Telecommunication Services — 4.1%
[a]	T-Mobile US, Inc.	862,569	59,603,518
			108,292,548
	Transportation — 14.1%
	Airlines — 7.4%
	easyJet plc	2,973,448	43,278,163
[a]	Ryanair Holdings plc Sponsored ADR	870,520	65,236,769
	Transportation Infrastructure — 6.7%
	Aena SME S.A.	150,164	27,035,665
	Atlantia SPA	2,740,335	70,978,004
			206,528,601
	Utilities — 1.9%
	Electric Utilities — 1.9%
	Electricite de France S.A.	2,088,335	28,556,177
			28,556,177
	Total Common Stock (Cost $1,246,279,266)		1,409,486,346
	Short-Term Investments — 3.7%
[b]	Thornburg Capital Management Fund	5,388,275	53,882,749
	Total Short-Term Investments (Cost $53,882,749)		53,882,749
	Total Investments — 99.6% (Cost $1,300,162,015)		$1,463,369,095
	Other Assets Less Liabilities — 0.4%		6,478,985
	Net Assets — 100.0%		$1,469,848,080
10   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
Outstanding Forward Currency Contracts To Buy Or Sell At March 31, 2019
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	56,203,100	4/10/2019	73,231,785	$ —	$ (1,384,270)
Great Britain Pound	SSB	Sell	2,880,200	4/10/2019	3,752,857	—	(37,517)
Great Britain Pound	SSB	Sell	4,585,400	4/10/2019	5,974,706	23,185	—
Great Britain Pound	SSB	Buy	11,157,800	4/10/2019	14,538,444	—	(241,959)
Great Britain Pound	SSB	Buy	10,681,900	4/10/2019	13,918,353	—	(78,397)
Great Britain Pound	SSB	Buy	13,290,900	4/10/2019	17,317,841	—	(342,031)
Great Britain Pound	SSB	Buy	4,809,500	4/10/2019	6,266,705	—	(75,178)
Australian Dollar	BBH	Sell	30,225,400	4/30/2019	21,473,418	161,017	—
Australian Dollar	BBH	Buy	6,089,900	4/30/2019	4,326,526	—	(26,998)
Euro	SSB	Sell	137,478,100	5/15/2019	154,775,197	1,547,025	—

Total						$ 1,731,227	$ (2,186,350)

Net unrealized appreciation/depreciation							$ (455,123)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Semi-Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,246,279,266)	$ 1,409,486,346
Non-controlled affiliated issuer (cost $53,882,749)	53,882,749
Cash denominated in foreign currency (cost $26)	26
Receivable for investments sold	11,750,904
Receivable for fund shares sold	1,046,953
Unrealized appreciation on forward currency contracts (Note 7)	1,731,227
Dividends receivable	1,856,898
Prepaid expenses and other assets	121,866
Total Assets	1,479,876,969
Liabilities
Payable for investments purchased	94,329
Payable for fund shares redeemed	3,228,395
Unrealized depreciation on forward currency contracts (Note 7)	2,186,350
Payable to investment advisor and other affiliates (Note 4)	1,267,606
Deferred taxes payable (Note 2)	2,312,331
Accounts payable and accrued expenses	939,689
Dividends payable	189
Total Liabilities	10,028,889
Net Assets	$ 1,469,848,080
NET ASSETS CONSIST OF
Distributable earnings	$ 169,683,115
Net capital paid in on shares of beneficial interest	1,300,164,965
$ 1,469,848,080
12   |  Semi-Annual Report

Statement of Assets and Liabilities, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($275,361,416 applicable to 9,972,908 shares of beneficial interest outstanding - Note 5)	$ 27.61
Maximum sales charge, 4.50% of offering price	1.30
Maximum offering price per share	$ 28.91
Class C Shares:
Net asset value and offering price per share* ($186,642,403 applicable to 6,989,985 shares of beneficial interest outstanding - Note 5)	$ 26.70
Class I Shares:
Net asset value, offering and redemption price per share ($884,082,181 applicable to 31,939,468 shares of beneficial interest outstanding - Note 5)	$ 27.68
Class R3 Shares:
Net asset value, offering and redemption price per share ($5,433,497 applicable to 198,625 shares of beneficial interest outstanding - Note 5)	$ 27.36
Class R4 Shares:
Net asset value, offering and redemption price per share ($16,489,246 applicable to 602,237 shares of beneficial interest outstanding - Note 5)	$ 27.38
Class R5 Shares:
Net asset value, offering and redemption price per share ($52,700,940 applicable to 1,902,175 shares of beneficial interest outstanding - Note 5)	$ 27.71
Class R6 Shares:
Net asset value, offering and redemption price per share ($49,138,397 applicable to 1,770,168 shares of beneficial interest outstanding - Note 5)	$ 27.76

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Semi-Annual Report  |  13

Statement of Operations
Thornburg Global Opportunities Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $195,708)	$ 16,250,278
Non-controlled affiliated issuer	558,055
Total Income	16,808,333
EXPENSES
Investment advisory fees (Note 4)	6,498,912
Administration fees (Note 4)
Class A Shares	130,558
Class C Shares	89,816
Class I Shares	419,520
Class R3 Shares	2,631
Class R4 Shares	7,354
Class R5 Shares	25,634
Class R6 Shares	20,700
Distribution and service fees (Note 4)
Class A Shares	371,980
Class C Shares	1,023,887
Class R3 Shares	14,996
Class R4 Shares	20,922
Transfer agent fees
Class A Shares	213,270
Class C Shares	151,610
Class I Shares	621,500
Class R3 Shares	17,930
Class R4 Shares	51,500
Class R5 Shares	116,010
Class R6 Shares	2,984
Registration and filing fees
Class A Shares	7,881
Class C Shares	7,595
Class I Shares	14,188
Class R3 Shares	5,772
Class R4 Shares	5,772
Class R5 Shares	5,795
Class R6 Shares	5,897
Custodian fees (Note 2)	109,300
Professional fees	51,420
Trustee and officer fees (Note 4)	50,224
Other expenses	130,082
Total Expenses	10,195,640
Less:
Expenses reimbursed by investment advisor (Note 4)	(607,124)
Investment advisory fees waived by investment advisor (Note 4)	(58,626)
Net Expenses	9,529,890
Net Investment Income	$ 7,278,443
14   |  Semi-Annual Report

Statement of Operations, Continued
Thornburg Global Opportunities Fund  |  Six Months Ended March 31, 2019 (Unaudited)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $143,286)	$ 43,632,603
Forward currency contracts (Note 7)	8,771,348
Foreign currency transactions	(208,503)
52,195,448
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $180,197)	(188,958,315)
Forward currency contracts (Note 7)	666,396
Foreign currency translations	(6,925)
(188,298,844)
Net Realized and Unrealized Loss	(136,103,396)
Net Decrease in Net Assets Resulting from Operations	$ (128,824,953)
See notes to financial statements.
Semi-Annual Report  |  15

Statements of Changes in Net Assets
Thornburg Global Opportunities Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 7,278,443	$ 37,984,910
Net realized gain (loss) on investments, forward currency contracts, foreign currency transactions and capital gain taxes	52,195,448	77,745,003
Net unrealized appreciation (depreciation) on investments, forward currency contracts, foreign currency translations and deferred taxes	(188,298,844)	(180,296,250)
Net Decrease in Net Assets Resulting from Operations	(128,824,953)	(64,566,337)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(6,084,601)	(1,042,666)
Class C Shares	(1,977,267)	(214,888)
Class I Shares	(23,054,670)	(5,175,786)
Class R3 Shares	(108,092)	(21,199)
Class R4 Shares	(288,231)	(52,807)
Class R5 Shares	(1,405,780)	(248,810)
Class R6 Shares	(1,209,350)	(10,671)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(62,660,804)	(63,131,768)
Class C Shares	(48,196,326)	(114,771,553)
Class I Shares	(213,287,733)	(270,875,265)
Class R3 Shares	(1,510,074)	(4,185,580)
Class R4 Shares	(2,801,014)	(6,500,787)
Class R5 Shares	(11,955,801)	(8,168,594)
Class R6 Shares	1,306,472	51,865,696
Net Decrease in Net Assets	(502,058,224)	(487,101,015)
NET ASSETS
Beginning of Period	1,971,906,304	2,459,007,319
End of Period	$ 1,469,848,080	$ 1,971,906,304

*	Unaudited.
See notes to financial statements.
16   |  Semi-Annual Report

Notes to Financial Statements
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3”, “Class R4”, “Class R5”, and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,300,162,015
Gross unrealized appreciation on a tax basis	263,920,624
Gross unrealized depreciation on a tax basis	(100,713,544)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 163,207,080
18   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
At March 31, 2019, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $174,080. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $46,060,997. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
20  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 1,409,486,346	$ 1,409,486,346	$ —	$ —
Short-Term Investments	53,882,749	53,882,749	—	—
Total Investments in Securities	$ 1,463,369,095	$ 1,463,369,095	$ —	$ —
Other Financial Instruments
Forward Currency Contracts	$ 1,731,227	$ —	$ 1,731,227	$ —
Total Assets	$ 1,465,100,322	$ 1,463,369,095	$ 1,731,227	$ —
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (2,186,350)	$ —	$ (2,186,350)	$ —
Total Liabilities	$ (2,186,350)	$ —	$ (2,186,350)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.819% of the Fund’s average daily net assets (before applicable management fee waiver of $58,626).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
Semi-Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $7,123 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $10,596 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class R3 shares, 1.50%; Class R4 shares, 1.40%; Class R5 shares, 0.99%; Class R6 shares, 0.85%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $21,974 for Class R3 shares, $40,092 for Class R4 shares, $107,936 for Class R5 shares, and $31,223 for Class R6 shares and voluntarily reimbursed $405,899 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 3.50%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$68,176,932	$337,893,711	$(352,187,894)	$-	$-	$53,882,749	$558,055
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
22  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	486,790	$ 12,866,973	3,335,136	$ 103,488,392
Shares issued to shareholders in reinvestment of dividends	242,411	5,769,379	31,011	981,179
Shares repurchased	(3,033,289)	(81,297,156)	(5,371,593)	(167,601,339)
Net decrease	(2,304,088)	$ (62,660,804)	(2,005,446)	$ (63,131,768)
Class C Shares
Shares sold	225,201	$ 5,653,717	1,138,197	$ 34,385,916
Shares issued to shareholders in reinvestment of dividends	79,218	1,826,769	6,530	199,285
Shares repurchased	(2,161,022)	(55,676,812)	(5,015,148)	(149,356,754)
Net decrease	(1,856,603)	$ (48,196,326)	(3,870,421)	$ (114,771,553)
Class I Shares
Shares sold	4,203,483	$ 112,375,195	13,805,603	$ 433,679,560
Shares issued to shareholders in reinvestment of dividends	865,374	20,630,523	141,477	4,487,662
Shares repurchased	(13,040,295)	(346,293,451)	(22,775,847)	(709,042,487)
Net decrease	(7,971,438)	$ (213,287,733)	(8,828,767)	$ (270,875,265)
Class R3 Shares
Shares sold	19,500	$ 516,022	65,621	$ 2,020,196
Shares issued to shareholders in reinvestment of dividends	2,888	68,136	403	12,620
Shares repurchased	(80,035)	(2,094,232)	(203,071)	(6,218,396)
Net decrease	(57,647)	$ (1,510,074)	(137,047)	$ (4,185,580)
Class R4 Shares
Shares sold	125,536	$ 3,244,508	193,209	$ 5,994,773
Shares issued to shareholders in reinvestment of dividends	8,800	207,684	1,264	39,602
Shares repurchased	(233,888)	(6,253,206)	(407,089)	(12,535,162)
Net decrease	(99,552)	$ (2,801,014)	(212,616)	$ (6,500,787)
Class R5 Shares
Shares sold	190,297	$ 5,134,843	525,744	$ 16,426,879
Shares issued to shareholders in reinvestment of dividends	56,561	1,349,546	7,656	243,146
Shares repurchased	(672,699)	(18,440,190)	(800,724)	(24,838,619)
Net decrease	(425,841)	$ (11,955,801)	(267,324)	$ (8,168,594)
Class R6 Shares
Shares sold	80,287	$ 2,144,626	1,807,910	$ 56,306,121
Shares issued to shareholders in reinvestment of dividends	43,624	1,042,604	335	10,671
Shares repurchased	(70,292)	(1,880,758)	(142,283)	(4,451,096)
Net increase	53,619	$ 1,306,472	1,665,962	$ 51,865,696
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $237,161,246 and $588,734,779, respectively.
Semi-Annual Report  |  23

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2019, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.
The Fund entered into forward currency contracts during the six months ended March 31, 2019 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the six months ended March 31, 2019 was $291,476,426.
These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the agreement with BBH do not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2019 is disclosed in the following tables:
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 1,731,227
FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2019
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (2,186,350)
Because the Fund does not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2019 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2019 is $134,019 attributable to the Fund’s contracts with BBH, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $589,142 attributable to the Fund’s contracts with SSB. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
24   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2019 are disclosed in the following tables:
NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 8,771,348	$ 8,771,348
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED March 31, 2019
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 666,396	$ 666,396
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  25

Financial Highlights
Thornburg Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 29.93	0.10	(1.87)	(1.77)	(0.55)	—	(0.55)	$ 27.61
2018 (b)	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	(0.07)	$ 29.93
2017 (b)	$ 24.90	0.13	6.05	6.18	(0.10)	—	(0.10)	$ 30.98
2016 (b)	$ 24.41	0.25	0.38	0.63	(0.14)	—	(0.14)	$ 24.90
2015 (b)	$ 23.74	(0.11)	0.78	0.67	—	—	—	$ 24.41
2014 (b)	$ 19.72	(0.03)	4.13	4.10	(0.08)	—	(0.08)	$ 23.74
CLASS C SHARES
2019 (c)	$ 28.70	— (e)	(1.75)	(1.75)	(0.25)	—	(0.25)	$ 26.70
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	(0.02)	$ 28.70
2017	$ 24.13	(0.08)	5.84	5.76	(0.01)	—	(0.01)	$ 29.88
2016	$ 23.70	0.07	0.36	0.43	—	—	—	$ 24.13
2015	$ 23.23	(0.31)	0.78	0.47	—	—	—	$ 23.70
2014	$ 19.38	(0.20)	4.07	3.87	(0.02)	—	(0.02)	$ 23.23
CLASS I SHARES
2019 (c)	$ 30.07	0.15	(1.89)	(1.74)	(0.65)	—	(0.65)	$ 27.68
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	(0.10)	$ 30.07
2017	$ 24.96	0.23	6.07	6.30	(0.20)	—	(0.20)	$ 31.06
2016	$ 24.53	0.34	0.37	0.71	(0.28)	—	(0.28)	$ 24.96
2015	$ 23.79	(0.02)	0.77	0.75	(0.01)	—	(0.01)	$ 24.53
2014	$ 19.74	0.06	4.15	4.21	(0.16)	—	(0.16)	$ 23.79
CLASS R3 SHARES
2019 (c)	$ 29.57	0.08	(1.83)	(1.75)	(0.46)	—	(0.46)	$ 27.36
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	(0.06)	$ 29.57
2017	$ 24.66	0.08	5.99	6.07	(0.07)	—	(0.07)	$ 30.66
2016	$ 24.18	0.20	0.38	0.58	(0.10)	—	(0.10)	$ 24.66
2015	$ 23.55	(0.15)	0.78	0.63	—	—	—	$ 24.18
2014	$ 19.55	(0.06)	4.11	4.05	(0.05)	—	(0.05)	$ 23.55
CLASS R4 SHARES
2019 (c)	$ 29.62	0.10	(1.85)	(1.75)	(0.49)	—	(0.49)	$ 27.38
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	(0.06)	$ 29.62
2017	$ 24.67	0.11	6.00	6.11	(0.09)	—	(0.09)	$ 30.69
2016	$ 24.22	0.24	0.35	0.59	(0.14)	—	(0.14)	$ 24.67
2015	$ 23.57	(0.13)	0.78	0.65	—	—	—	$ 24.22
2014	$ 19.59	(0.03)	4.10	4.07	(0.09)	—	(0.09)	$ 23.57
CLASS R5 SHARES
2019 (c)	$ 30.10	0.15	(1.88)	(1.73)	(0.66)	—	(0.66)	$ 27.71
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	(0.10)	$ 30.10
2017	$ 24.99	0.22	6.08	6.30	(0.19)	—	(0.19)	$ 31.10
2016	$ 24.55	0.34	0.37	0.71	(0.27)	—	(0.27)	$ 24.99
2015	$ 23.81	(0.03)	0.78	0.75	(0.01)	—	(0.01)	$ 24.55
2014	$ 19.76	0.06	4.15	4.21	(0.16)	—	(0.16)	$ 23.81
CLASS R6 SHARES
2019 (c)	$ 30.20	0.17	(1.91)	(1.74)	(0.70)	—	(0.70)	$ 27.76
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	(0.11)	$ 30.20
2017 (f)	$ 28.35	0.11	2.73	2.84	(0.03)	—	(0.03)	$ 31.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Effective date of this class of shares was April 10, 2017.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
26  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Global Opportunities Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

0.77 (d)	1.34 (d)	1.34 (d)	1.35 (d)	(5.61)	15.16	$ 275,361
1.40	1.28	1.28	1.28	(3.16)	41.99	$ 367,449
0.46	1.33	1.33	1.33	24.85	43.70	$ 442,522
1.02	1.35	1.35	1.35	2.57	37.11	$ 443,072
(0.42)	1.32	1.32	1.32	2.82	45.41	$ 550,327
(0.15)	1.41	1.41	1.41	20.85	60.29	$ 207,227

0.02 (d)	2.10 (d)	2.10 (d)	2.11 (d)	(5.97)	15.16	$ 186,642
0.78	2.03	2.03	2.03	(3.90)	41.99	$ 253,907
(0.30)	2.08	2.08	2.08	23.88	43.70	$ 380,046
0.29	2.09	2.09	2.09	1.81	37.11	$ 359,426
(1.20)	2.10	2.10	2.10	2.02	45.41	$ 363,615
(0.92)	2.17	2.17	2.17	19.96	60.29	$ 143,506

1.13 (d)	0.99 (d)	0.99 (d)	1.08 (d)	(5.43)	15.16	$ 884,082
1.79	0.97	0.97	0.97	(2.88)	41.99	$ 1,200,267
0.80	0.97	0.97	0.98	25.31	43.70	$ 1,514,039
1.39	0.99	0.99	0.99	2.91	37.11	$ 996,970
(0.08)	0.97	0.97	0.98	3.17	45.41	$ 1,285,609
0.26	0.99	0.99	1.08	21.39	60.29	$ 453,511

0.61 (d)	1.50 (d)	1.50 (d)	2.24 (d)	(5.68)	15.16	$ 5,433
1.22	1.50	1.50	1.92	(3.38)	41.99	$ 7,577
0.28	1.50	1.50	1.97	24.66	43.70	$ 12,059
0.84	1.50	1.50	2.01	2.38	37.11	$ 10,645
(0.58)	1.50	1.50	2.15	2.68	45.41	$ 8,936
(0.26)	1.50	1.50	2.59	20.75	60.29	$ 2,182

0.74 (d)	1.40 (d)	1.40 (d)	1.89 (d)	(5.64)	15.16	$ 16,489
1.49	1.40	1.40	1.61	(3.29)	41.99	$ 20,786
0.38	1.40	1.40	1.65	24.81	43.70	$ 28,061
0.98	1.40	1.40	1.66	2.45	37.11	$ 21,415
(0.51)	1.40	1.40	1.76	2.76	45.41	$ 13,175
(0.14)	1.40	1.40	2.23	20.82	60.29	$ 4,462

1.10 (d)	0.99 (d)	0.99 (d)	1.37 (d)	(5.41)	15.16	$ 52,701
1.82	0.99	0.99	1.16	(2.92)	41.99	$ 70,084
0.79	0.99	0.99	1.16	25.29	43.70	$ 80,704
1.38	0.99	0.99	1.07	2.91	37.11	$ 60,252
(0.11)	0.98	0.98	1.02	3.17	45.41	$ 108,654
0.26	0.99	0.99	1.10	21.36	60.29	$ 74,212

1.27 (d)	0.85 (d)	0.85 (d)	0.99 (d)	(5.38)	15.16	$ 49,138
2.93	0.85	0.85	0.98	(2.75)	41.99	$ 51,836
0.77 (d)	0.85 (d)	0.85 (d)	13.31 (d)(g)	10.02	43.70	$ 1,576
Semi-Annual Report  |  27

Expense Example
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$ 943.89	$ 6.49
Hypothetical*	$1,000.00	$1,018.25	$ 6.74
CLASS C SHARES
Actual	$1,000.00	$ 940.35	$10.16
Hypothetical*	$1,000.00	$1,014.46	$10.55
CLASS I SHARES
Actual	$1,000.00	$ 945.70	$ 4.80
Hypothetical*	$1,000.00	$1,020.00	$ 4.99
CLASS R3 SHARES
Actual	$1,000.00	$ 943.24	$ 7.27
Hypothetical*	$1,000.00	$1,017.45	$ 7.54
CLASS R4 SHARES
Actual	$1,000.00	$ 943.63	$ 6.78
Hypothetical*	$1,000.00	$1,017.95	$ 7.04
CLASS R5 SHARES
Actual	$1,000.00	$ 945.88	$ 4.80
Hypothetical*	$1,000.00	$1,020.00	$ 4.99
CLASS R6 SHARES
Actual	$1,000.00	$ 946.22	$ 4.12
Hypothetical*	$1,000.00	$1,020.69	$ 4.28

†	Expenses are equal to the annualized expense ratio for each class (A: 1.34%; C: 2.10%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.85%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
28  |  Semi-Annual Report

Other Information
Thornburg Global Opportunities Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  29

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
30  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH1411

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Developing World Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
April 9, 2019
Dear Fellow Shareholder:
Emerging market equities traded sideways to start the period, then turned upward in late December and continued throughout the period. The initial change in trajectory for equities globally was driven by dovish comments from Federal Reserve Chairman Jerome Powell. Additional drivers included an array of stimulus measures from the Chinese government and a halt to U.S. dollar strengthening which benefited many emerging market countries.
On a country basis, positive equity returns across emerging markets were primarily driven by Brazil, China and India. Mexico and Taiwan posted negative returns and were among the larger detractors within the MSCI Emerging Markets Index. Mexico sold off sharply following uncertainty derived from comments made by incoming President Andres Manuel Lopez Obrador.
Performance Discussion
For the six months ended March 31, 2019, Thornburg Developing World Fund returned 7.63% (Class I shares), ahead of the MSCI Emerging Markets Index, which returned 1.71% during the period. Since its inception, the Developing World Fund has returned an annualized 6.66% (Class I shares) compared with the MSCI Emerging Markets Index return of 3.32%.
Top Contributors
Top contributors to fund performance for the period included ICICI Bank Ltd., Azul SA, B3 Brazil Bolsa Balcao, Itau Unibanco and Alibaba.
ICICI bank shares performed well during the period as the market gained more confidence that the non-performing loan issue they have faced for several years has started to abate.
A stronger Brazilian real, lower oil prices and strong operational performance for Brazil’s best performing airline, Azul, drove the shares higher.
B3, the largest equity and derivatives exchange in Brazil, saw its outlook improve, driven by the combination of low interest rates and an improving economic outlook which has driven general enthusiasm for investing.
Brazilian stocks in general rebounded sharply after the new president pushed several market friendly reform initiatives forward. This drove the shares of Brazil’s largest bank, Itau Unibanco, higher.
Investors became more optimistic about the outlook for the Chinese economy and underlying earnings growth for companies operating in China during the period due to progress made in U.S.-China trade negotiations and ongoing Chinese government support for the economy. The improved outlook helped to push the share price of Alibaba higher from what was an oversold state at the end of 2018.
Top Detractors
Top detractors for the period included Grupo Financiero Banorte, Qualcomm, Haliburton Co., Baidu, Inc. and Ctrip.com.
Banorte shares were weak during the period due to concerns about increased regulation and fee reductions driven by new legislation introduced in the U.S. Senate.
Qualcomm shares dropped as management guided down estimates for the upcoming quarter. Guidance was lowered due to weakness in smartphones in China and the loss of Apple, Inc. We exited the position.
Halliburton shares underperformed during the period due to concerns about North American onshore drilling activity as domestic oil prices fell due to lack of takeaway capacity for rising production.
Baidu disappointed investors with conservative guidance for the fourth quarter, citing a slowing domestic economy and regulatory changes meant to discourage certain online activities, including gaming.
Ctrip.com is China’s largest online travel agency (OTA). Despite Chinese travel growing nicely, Ctrip.com surprised the market by guiding investors to flattish adjusted operating margins. The reasoning behind the big downward guidance was puzzling to us and lowered our confidence in the medium-term prospects for the company. We sold our position.
In the fourth quarter commentary, we noted that low multiples, low expectations and growing earnings would likely result in positive returns for emerging markets in 2019. The MSCI Emerging Markets Index subsequently returned 9.91% during the first quarter of 2019. Now the question is whether investors should be more optimistic from here.
Several factors lead to a bullish outlook for the remainder of 2019. First, Beijing recently unleashed several stimulus measures to boost the economy, the impact of which have yet to be fully realized. Among these, favorable fiscal, housing and monetary policies combine to potentially generate renewed growth across China. Comprising more than 30% of emerging markets overall, accelerating growth in China can lead to a strong spillover effect which would be positive throughout the region. Given the anticipated impact of multiple stimulus measures, earnings expectations across the region may be conservative, while multiples are currently within a normal range. Next, the trade tensions that contributed to the 2018 correction in emerging market equities has eased. A resolution to the dispute could ease uncertainty and boost investor confidence in the outlook for global growth. Finally, a dovish pivot by Federal Reserve Chairman Powell negates the strong dollar headwind that has plagued emerging markets for several quarters.
Our approach to emerging market investing is through a focused, yet diversified portfolio of attractively priced,

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
free-cash-flow-generative stocks. Our flexible and balanced process has benefited the Developing World Fund as the market shifted from value-led names in 2018 to growth names in 2019. Although macroeconomic conditions have been challenging within many emerging market countries, we believe great companies can still rise to the challenge and distinguish themselves over the long term.
Thank you for investing alongside us in Thornburg Developing World Fund.
Sincerely,

Ben Kirby, cfa Portfolio Manager Managing Director	Charlie Wilson, PhD Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 12/16/09)
Without sales charge	-2.23%	9.28%	2.13%	6.15%
With sales charge	-6.63%	7.61%	1.19%	5.62%
Class C Shares (Incep: 12/16/09)
Without sales charge	-3.00%	8.42%	1.35%	5.38%
With sales charge	-3.97%	8.42%	1.35%	5.38%
Class I Shares (Incep: 12/16/09)	-1.86%	9.70%	2.55%	6.66%
Class R5 Shares (Incep: 2/1/13)	-1.83%	9.70%	2.57%	3.45%
Class R6 Shares (Incep: 2/1/13)	-1.76%	9.82%	2.66%	3.55%
MSCI Emerging Markets Index (Since 12/16/09)	-7.41%	10.68%	3.68%	3.32%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 1.48%; C shares, 2.25%; I shares, 1.16%; R5 shares, 1.71% and R6 shares, 1.14%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09% and R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Glossary
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
6  |  Semi-Annual Report

Fund Summary
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Alibaba Group Holding Ltd. Sponsored ADR	6.3%
Tencent Holdings Ltd.	6.1%
ICICI Bank Ltd.	4.4%
AIA Group Ltd.	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7%
Samsung Electronics Co. Ltd.	3.6%
Unilever N.V.	3.5%
Industrial & Commercial Bank of China Ltd. Class H	3.5%
Reliance Industries Ltd.	3.3%
Novartis AG Sponsored ADR	3.2%

SECTOR EXPOSURE
Financials	29.7%
Consumer Discretionary	15.6%
Communication Services	11.4%
Information Technology	11.4%
Energy	8.5%
Consumer Staples	6.1%
Industrials	5.6%
Health Care	4.7%
Materials	3.4%
Other Assets Less Liabilities	3.6%

TOP TEN INDUSTRY GROUPS
Banks	21.9%
Energy	8.5%
Media & Entertainment	8.5%
Retailing	8.5%
Technology Hardware & Equipment	6.5%
Insurance	5.9%
Transportation	5.6%
Semiconductors & Semiconductor Equipment	4.9%
Consumer Services	4.8%
Household & Personal Products	3.5%

COUNTRY EXPOSURE* (percent of equity holdings)
China	28.9%
India	13.7%
Brazil	10.9%
Russian Federation	6.6%
Switzerland	5.6%
Hong Kong	4.4%
Taiwan	3.8%
Mexico	3.8%
South Korea	3.7%
United Kingdom	3.6%
South Africa	2.9%
Indonesia	2.6%
Macao	2.4%
United States	1.7%
Panama	1.2%
Vietnam	1.1%
Netherlands	1.0%
France	0.8%
Zambia	0.8%
Chile	0.5%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

Semi-Annual Report  |  7

Schedule of Investments
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Common Stock — 96.4%
	Automobiles & Components — 0.5%
	Automobiles — 0.5%
	Geely Automobile Holdings Ltd.	2,399,815	$ 4,585,663
			4,585,663
	Banks — 21.9%
	Banks — 21.9%
	Bank Central Asia Tbk PT	6,311,232	12,298,925
	Bank Rakyat Indonesia Persero Tbk PT	30,706,044	8,884,052
	Grupo Financiero Banorte SAB de C.V.	3,652,295	19,841,811
	HDFC Bank Ltd.	777,552	25,995,098
	HDFC Bank Ltd. ADR	91,445	10,599,390
	ICICI Bank Ltd. Sponored ADR	3,258,266	37,339,728
	Industrial & Commercial Bank of China Ltd. Class H	40,463,450	29,639,022
	Itau Unibanco Holding S.A. ADR	2,220,459	19,562,244
	Sberbank of Russia PJSC Sponsored ADR	1,702,339	22,573,015
			186,733,285
	Consumer Durables & Apparel — 1.8%
	Household Durables — 1.0%
	Midea Group Co. Ltd. Class A	1,170,257	8,485,852
	Textiles, Apparel & Luxury Goods — 0.8%
	LVMH Moet Hennessy Louis Vuitton SE	18,229	6,705,026
			15,190,878
	Consumer Services — 4.8%
	Diversified Consumer Services — 0.6%
[a]	TAL Education Group ADR	146,293	5,278,251
	Hotels, Restaurants & Leisure — 4.2%
	Galaxy Entertainment Group Ltd.	2,860,794	19,479,034
	Huazhu Group Ltd. ADR	379,267	15,982,311
			40,739,596
	Diversified Financials — 1.9%
	Capital Markets — 1.9%
	B3 S.A. - Brasil Bolsa Balcao	2,007,452	16,468,351
			16,468,351
	Energy — 8.5%
	Oil, Gas & Consumable Fuels — 8.5%
	LUKOIL PJSC Sponsored ADR	83,931	7,520,218
	Novatek PJSC Sponsored GDR	82,326	14,110,676
	Petroleo Brasileiro S.A.	2,093,281	15,001,843
	Reliance Industries Ltd.	1,422,358	27,986,215
	Royal Dutch Shell plc Sponsored ADR Class A	128,222	8,025,415
			72,644,367
	Food, Beverage & Tobacco — 2.6%
	Beverages — 1.5%
	Kweichow Moutai Co. Ltd. Class A	101,189	12,858,902
	Food Products — 1.1%
	Vietnam Dairy Products, JSC	1,524,492	8,856,297
			21,715,199
	Healthcare Equipment & Services — 1.5%
	Health Care Providers & Services — 1.5%
	Hapvida Participacoes e Investimentos S.A.	679,706	5,339,946
	Odontoprev S.A.	1,774,007	7,430,680
			12,770,626
	Household & Personal Products — 3.5%
	Personal Products — 3.5%
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Unilever N.V.	511,459	$ 29,812,945
			29,812,945
	Insurance — 5.9%
	Insurance — 5.9%
	AIA Group Ltd.	3,607,877	35,918,138
	Sanlam Ltd.	2,851,522	14,577,026
			50,495,164
	Materials — 3.4%
	Chemicals — 0.5%
	Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	106,872	4,108,160
	Metals & Mining — 2.9%
	First Quantum Minerals Ltd.	578,262	6,555,670
	Glencore plc	4,469,920	18,510,558
			29,174,388
	Media & Entertainment — 8.5%
	Interactive Media & Services — 7.3%
	Tencent Holdings Ltd.	1,125,022	51,737,010
[a]	Yandex N.V. Class A	293,112	10,065,466
	Media — 1.2%
	Zee Entertainment Enterprises Ltd.	1,613,240	10,323,339
			72,125,815
	Pharmaceuticals, Biotechnology & Life Sciences — 3.2%
	Pharmaceuticals — 3.2%
[a,b,c]	China Animal Healthcare Ltd.	35,787,582	0
	Novartis AG Sponsored ADR	282,509	27,160,415
			27,160,415
	Retailing — 8.5%
	Internet & Direct Marketing Retail — 7.5%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	294,842	53,793,923
	Naspers Ltd. Class N	41,309	9,539,799
	Multiline Retail — 1.0%
	Lojas Renner S.A.	782,637	8,755,156
			72,088,878
	Semiconductors & Semiconductor Equipment — 4.9%
	Semiconductors & Semiconductor Equipment — 4.9%
[a]	Micron Technology, Inc.	237,016	9,795,871
	Taiwan Semiconductor Manufacturing Co., Ltd.	3,959,081	31,535,971
			41,331,842
	Technology Hardware & Equipment — 6.5%
	Electronic Equipment, Instruments & Components — 2.9%
	Hangzhou Hikvision Digital Technology Co. Ltd. Class A	1,881,914	9,820,947
[a]	IPG Photonics Corp.	27,953	4,242,706
	Sunny Optical Technology Group Co. Ltd.	867,840	10,364,397
	Technology Hardware, Storage & Peripherals — 3.6%
	Samsung Electronics Co., Ltd.	776,873	30,558,875
			54,986,925
	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.9%
	China Unicom Hong Kong Ltd.	19,683,194	24,948,921
			24,948,921
	Transportation — 5.6%
	Airlines — 3.2%
[a]	Azul S.A. ADR	590,258	17,241,436
	Copa Holdings S.A. Class A	118,812	9,577,436
	Transportation Infrastructure — 2.4%
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Grupo Aeroportuario del Pacifico SAB de CV Class B	1,288,196	$ 11,420,397
	Shanghai International Airport Co. Ltd. Class A	1,004,234	9,287,394
			47,526,663
	Total Common Stock (Cost $642,489,825)		820,499,921
	Short-Term Investments — 3.8%
[d]	Thornburg Capital Management Fund	3,219,600	32,195,995
	Total Short-Term Investments (Cost $32,195,995)		32,195,995
	Total Investments — 100.2% (Cost $674,685,820)		$852,695,916
	Liabilities Net of Other Assets — (0.2)%		(1,887,773)
	Net Assets — 100.0%		$850,808,143

Footnote Legend
a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Illiquid security.
d	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See notes to financial statements.
10   |  Semi-Annual Report

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Semi-Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $642,489,825)	$ 820,499,921
Non-controlled affiliated issuer (cost $32,195,995)	32,195,995
Cash denominated in foreign currency (cost $12)	12
Receivable for fund shares sold	605,406
Dividends receivable	729,472
Dividend and interest reclaim receivable	458,012
Prepaid expenses and other assets	76,036
Total Assets	854,564,854
Liabilities
Payable for investments purchased	93,780
Payable for fund shares redeemed	961,326
Payable to investment advisor and other affiliates (Note 4)	767,732
Deferred taxes payable (Note 2)	1,424,201
Accounts payable and accrued expenses	509,590
Dividends payable	82
Total Liabilities	3,756,711
Net Assets	$ 850,808,143
NET ASSETS CONSIST OF
Accumulated loss	$ (1,801,908)
Net capital paid in on shares of beneficial interest	852,610,051
$ 850,808,143
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($108,514,302 applicable to 5,325,602 shares of beneficial interest outstanding - Note 5)	$ 20.38
Maximum sales charge, 4.50% of offering price	0.96
Maximum offering price per share	$ 21.34
Class C Shares:
Net asset value and offering price per share* ($74,154,350 applicable to 3,827,373 shares of beneficial interest outstanding - Note 5)	$ 19.37
Class I Shares:
Net asset value, offering and redemption price per share ($606,990,894 applicable to 29,233,843 shares of beneficial interest outstanding - Note 5)	$ 20.76
Class R5 Shares:
Net asset value, offering and redemption price per share ($2,858,123 applicable to 138,094 shares of beneficial interest outstanding - Note 5)	$ 20.70
Class R6 Shares:
Net asset value, offering and redemption price per share ($58,290,474 applicable to 2,805,605 shares of beneficial interest outstanding - Note 5)	$ 20.78

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
12  |  Semi-Annual Report

Statement of Operations
Thornburg Developing World Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $558,852)	$ 4,043,179
Non-controlled affiliated issuer	487,452
Total Income	4,530,631
EXPENSES
Investment advisory fees (Note 4)	3,894,866
Administration fees (Note 4)
Class A Shares	44,518
Class C Shares	32,172
Class I Shares	256,084
Class R5 Shares	1,328
Class R6 Shares	23,589
Distribution and service fees (Note 4)
Class A Shares	126,797
Class C Shares	366,686
Transfer agent fees
Class A Shares	76,020
Class C Shares	52,350
Class I Shares	295,340
Class R5 Shares	10,920
Class R6 Shares	1,006
Registration and filing fees
Class A Shares	6,425
Class C Shares	6,189
Class I Shares	9,702
Class R5 Shares	5,866
Class R6 Shares	6,240
Custodian fees (Note 2)	105,060
Professional fees	36,850
Trustee and officer fees (Note 4)	22,558
Other expenses	66,408
Total Expenses	5,446,974
Less:
Expenses reimbursed by investment advisor (Note 4)	(314,089)
Investment advisory fees waived by investment advisor (Note 4)	(93,933)
Net Expenses	5,038,952
Net Investment Loss	$ (508,321)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	(8,458,286)
Foreign currency transactions	(70,881)
(8,529,167)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $573,059)	65,640,266
Foreign currency translations	1,003
65,641,269
Net Realized and Unrealized Gain	57,112,102
Net Increase in Net Assets Resulting from Operations	$ 56,603,781
See notes to financial statements.
Semi-Annual Report  |  13

Statements of Changes in Net Assets
Thornburg Developing World Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (508,321)	$ 8,108,374
Net realized gain (loss) on investments and foreign currency transactions	(8,529,167)	63,923,655
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred taxes	65,641,269	(102,076,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	56,603,781	(30,044,505)
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(832,625)	-
Class I Shares	(7,328,575)	-
Class R5 Shares	(35,726)	-
Class R6 Shares	(703,702)	-
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(9,684,236)	(8,956,839)
Class C Shares	(11,251,396)	(25,277,644)
Class I Shares	(60,858,436)	(140,840,162)
Class R5 Shares	(655,046)	(2,071,263)
Class R6 Shares	(1,355,370)	32,219,385
Net Decrease in Net Assets	(36,101,331)	(174,971,028)
NET ASSETS
Beginning of Period	886,909,474	1,061,880,502
End of Period	$ 850,808,143	$ 886,909,474

*	Unaudited.
See notes to financial statements.
14   |  Semi-Annual Report

Notes to Financial Statements
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.
The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under
Semi-Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 674,685,820
Gross unrealized appreciation on a tax basis	217,095,830
Gross unrealized depreciation on a tax basis	(39,085,734)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 178,010,096
At March 31, 2019, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $300,057. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
16  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
At March 31, 2019, the Fund had cumulative tax basis capital losses of $168,517,388 (of which $168,517,388 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
18  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock(a)	$ 820,499,921	$ 820,499,921	$ —	$ —
Short-Term Investments	32,195,995	32,195,995	—	—
Total Investments in Securities	$ 852,695,916	$ 852,695,916	$ —	$ —(b)
Total Assets	$ 852,695,916	$ 852,695,916	$ —	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	At March 31, 2019, industry classifications for Common Stock in Level 3 consist of $0 in Pharmaceuticals, Biotechnology & Life Sciences.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2019.

	FAIR VALUE AT March 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 0	Last traded price	Discount rate	100%/(N/A)
Total	$0
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2019 is as follows:
	COMMON STOCK	TOTAL
Beginning Balance 9/30/2018	$ 9,343,578	$ 9,343,578
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	–	–
Gross Purchases	–	–
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)	–	–
Transfers into Level 3(a)	–	–
Transfers out of Level 3(a)	9,343,578	9,343,578
Ending Balance 3/31/2019	$ –	$ –

(a)	Transfers out of Level 3 were due to changes in market activity (e.g.) frequency of trades, which resulted in available market inputs to determine price during the six months ended March 31, 2019. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.956% of the Fund’s average daily net assets (before applicable management fee waiver of $93,933).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $2,684 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,473 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class I, and Class R5 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class l shares, 1.09%; Class R5 shares, 1.09%; Class R6 shares, 0.99%). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor voluntarily waived Fund level investment advisory fees of $93,933. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $266,697 for Class I shares, $16,557 for Class R5 shares, and $30,835 for Class R6 shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 4.81%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
20   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$52,180,825	$132,431,527	$(152,416,357)	$-	$-	$32,195,995	$487,452
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	490,414	$ 9,162,496	1,295,267	$ 26,954,368
Shares issued to shareholders in reinvestment of dividends	45,605	787,591	-	-
Shares repurchased	(1,069,040)	(19,634,323)	(1,753,167)	(35,911,207)
Net decrease	(533,021)	$ (9,684,236)	(457,900)	$ (8,956,839)
Class C Shares
Shares sold	111,469	$ 1,974,162	328,433	$ 6,527,715
Shares issued to shareholders in reinvestment of dividends	-	-	-	-
Shares repurchased	(744,572)	(13,225,558)	(1,637,558)	(31,805,359)
Net decrease	(633,103)	$ (11,251,396)	(1,309,125)	$ (25,277,644)
Class I Shares
Shares sold	3,198,049	$ 60,467,322	7,202,047	$ 153,189,862
Shares issued to shareholders in reinvestment of dividends	401,424	7,057,046	-	-
Shares repurchased	(6,827,744)	(128,382,804)	(13,981,994)	(294,030,024)
Net decrease	(3,228,271)	$ (60,858,436)	(6,779,947)	$ (140,840,162)
Class R5 Shares
Shares sold	55,511	$ 1,053,068	121,330	$ 2,601,663
Shares issued to shareholders in reinvestment of dividends	2,039	35,726	-	-
Shares repurchased	(90,919)	(1,743,840)	(223,238)	(4,672,926)
Net decrease	(33,369)	$ (655,046)	(101,908)	$ (2,071,263)
Class R6 Shares
Shares sold	184,366	$ 3,524,319	2,069,640	$ 45,037,356
Shares issued to shareholders in reinvestment of dividends	36,174	636,287	-	-
Shares repurchased	(289,850)	(5,515,976)	(612,074)	(12,817,971)
Net increase (decrease)	(69,310)	$ (1,355,370)	1,457,566	$ 32,219,385
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $148,658,205 and $221,350,211, respectively.
Semi-Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the six months ended March 31, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
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Semi-Annual Report  |  23

Financial Highlights
Thornburg Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 19.13	(0.03)	1.43	1.40	(0.15)	—	(0.15)	$ 20.38
2018 (b)	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	$ 19.13
2017 (b)	$ 16.98	0.09	2.89	2.98	(0.10)	—	(0.10)	$ 19.86
2016 (b)	$ 15.03	0.04	1.94	1.98	(0.03)	—	(0.03)	$ 16.98
2015 (b)	$ 18.61	0.02	(3.58)	(3.56)	(0.02)	—	(0.02)	$ 15.03
2014 (b)	$ 17.77	0.03	0.81	0.84	—	—	—	$ 18.61
CLASS C SHARES
2019 (c)	$ 18.10	(0.10)	1.37	1.27	—	—	—	$ 19.37
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	$ 18.10
2017	$ 16.26	(0.03)	2.74	2.71	(0.04)	—	(0.04)	$ 18.93
2016	$ 14.48	(0.08)	1.86	1.78	—	—	—	$ 16.26
2015	$ 18.03	(0.09)	(3.46)	(3.55)	—	—	—	$ 14.48
2014	$ 17.34	(0.11)	0.80	0.69	—	—	—	$ 18.03
CLASS I SHARES
2019 (c)	$ 19.55	— (d)	1.45	1.45	(0.24)	—	(0.24)	$ 20.76
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	$ 19.55
2017	$ 17.26	0.19	2.92	3.11	(0.16)	—	(0.16)	$ 20.21
2016	$ 15.27	0.11	1.97	2.08	(0.09)	—	(0.09)	$ 17.26
2015	$ 18.92	0.10	(3.65)	(3.55)	(0.10)	—	(0.10)	$ 15.27
2014	$ 18.05	0.10	0.84	0.94	(0.07)	—	(0.07)	$ 18.92
CLASS R5 SHARES
2019 (c)	$ 19.48	— (d)	1.46	1.46	(0.24)	—	(0.24)	$ 20.70
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	$ 19.48
2017	$ 17.20	0.18	2.92	3.10	(0.16)	—	(0.16)	$ 20.14
2016	$ 15.22	0.12	1.96	2.08	(0.10)	—	(0.10)	$ 17.20
2015	$ 18.86	0.12	(3.65)	(3.53)	(0.11)	—	(0.11)	$ 15.22
2014	$ 18.04	0.13	0.80	0.93	(0.11)	—	(0.11)	$ 18.86
CLASS R6 SHARES
2019 (c)	$ 19.57	0.01	1.46	1.47	(0.26)	—	(0.26)	$ 20.78
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	$ 19.57
2017	$ 17.25	0.20	2.93	3.13	(0.17)	—	(0.17)	$ 20.21
2016	$ 15.25	0.13	1.98	2.11	(0.11)	—	(0.11)	$ 17.25
2015	$ 18.91	0.15	(3.68)	(3.53)	(0.13)	—	(0.13)	$ 15.25
2014	$ 18.08	0.11	0.84	0.95	(0.12)	—	(0.12)	$ 18.91

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
24  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Developing World Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

(0.37)	1.49	1.49	1.51	7.48	18.88	$ 108,514
0.55	1.46	1.46	1.48	(3.68)	58.28	$ 112,082
0.54	1.52	1.52	1.60	17.58	77.61	$ 125,427
0.25	1.52	1.52	1.57	13.20	94.68	$ 166,655
0.14	1.53	1.53	1.53	(19.12)	96.74	$ 207,282
0.15	1.45	1.45	1.45	4.73	61.46	$ 459,121

(1.13)	2.24	2.24	2.26	7.02	18.88	$ 74,154
(0.23)	2.23	2.23	2.25	(4.38)	58.28	$ 80,728
(0.16)	2.26	2.26	2.34	16.65	77.61	$ 109,227
(0.51)	2.29	2.29	2.34	12.29	94.68	$ 134,129
(0.55)	2.27	2.27	2.27	(19.69)	96.74	$ 154,943
(0.62)	2.23	2.23	2.23	3.98	61.46	$ 232,493

0.02	1.09	1.09	1.20	7.63	18.88	$ 606,991
0.93	1.08	1.08	1.16	(3.27)	58.28	$ 634,501
1.05	1.07	1.07	1.20	18.06	77.61	$ 793,069
0.70	1.07	1.07	1.16	13.68	94.68	$ 853,866
0.52	1.09	1.09	1.14	(18.75)	96.74	$ 1,016,898
0.54	1.09	1.09	1.09	5.20	61.46	$ 2,376,420

(0.02)	1.09	1.09	2.20	7.69	18.88	$ 2,858
0.90	1.09	1.09	1.71	(3.28)	58.28	$ 3,340
1.04	1.08	1.08	1.77	18.06	77.61	$ 5,506
0.74	1.08	1.08	1.75	13.65	94.68	$ 6,208
0.66	1.09	1.09	1.67	(18.72)	96.74	$ 5,363
0.67	1.09	1.09	1.90	5.17	61.46	$ 7,433

0.13	0.99	0.99	1.13	7.73	18.88	$ 58,291
1.16	0.99	0.99	1.14	(3.17)	58.28	$ 56,258
1.14	0.97	0.97	1.13	18.16	77.61	$ 28,652
0.80	0.97	0.97	1.12	13.81	94.68	$ 48,598
0.84	0.99	0.99	1.10	(18.68)	96.74	$ 21,055
0.57	0.99	0.99	1.10	5.26	61.46	$ 22,727
Semi-Annual Report  |  25

Expense Example
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$1,074.78	$ 7.71
Hypothetical*	$1,000.00	$1,017.50	$ 7.49
CLASS C SHARES
Actual	$1,000.00	$1,070.17	$11.56
Hypothetical*	$1,000.00	$1,013.76	$11.25
CLASS I SHARES
Actual	$1,000.00	$1,076.25	$ 5.64
Hypothetical*	$1,000.00	$1,019.50	$ 5.49
CLASS R5 SHARES
Actual	$1,000.00	$1,076.89	$ 5.64
Hypothetical*	$1,000.00	$1,019.50	$ 5.49
CLASS R6 SHARES
Actual	$1,000.00	$1,077.28	$ 5.13
Hypothetical*	$1,000.00	$1,020.00	$ 4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.49%; C: 2.24%; I: 1.09%; R5: 1.09%; R6: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
26  |  Semi-Annual Report

Other Information
Thornburg Developing World Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  27

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
28  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  29

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH2148

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Better World International Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
Dear Fellow Shareholder:
For six months ending March 31, 2019, Thornburg Better World International Fund I share class declined 4.02%, underperforming its benchmark MSCI AC World ex-U.S. Index return of negative 2.33%. Over the last three years, the Fund delivered an annualized return of 7.76%, slightly underperforming its benchmark index return of 8.09%, but outperforming 80% of its peers. We are pleased Morningstar has awarded the Fund with a 4-star overall rating based on risk-adjusted returns among 644 Foreign Large Blend category funds for the 3-year period ending March 31, 2019. The Fund has also been given a 5-globe sustainability rating by Morningstar, ranking in the top third percentile for sustainability, among 4,829 Global Equity Large Cap category funds as of February 28, 2019, based on sustainability mandate information derived from the Fund’s prospectus.
The last six months represented a tale of two markets. The final quarter of 2018 was a decidedly rough quarter for global equity markets. Global market participants faced rising interest rates courtesy of the U.S. Federal Reserve, a meaningful slowdown in Eurozone business confidence, and weaker Chinese growth. In addition to those concerns, rising geopolitical risks, including Brexit, Italian politics and the ongoing trade conflict between the U.S. and China, also weighed heavily on investors’ minds. During the fourth quarter of 2018, 10 of the 11 sectors of the MSCI ACWI ex-U.S. Index posted negative returns.
Global equity markets rebounded strongly in the first quarter of 2019, regaining almost all the ground they had lost in the fourth quarter of 2018. Since then, the Fed has adopted a more dovish tone, and in March indicated the likelihood of no more rate hikes in 2019. Additionally, a more conciliatory tone between China and the U.S. and apparent progress in trade negotiations helped markets. All 11 sectors of the MSCI ACWI ex-U.S. Index showed positive performance in the first quarter of 2019.
Over the six-month period, on a relative basis, Better World International Fund’s top three-performing sectors were industrials, health care, and energy. The energy sector was our biggest negative contributor vs. the index over the most recent six-month period. Our general avoidance of fossil fuel names, such as oil producers, is primarily driven by our environmental, social, and governance (“ESG”) process. While Better World International Fund is not by prospectus a low-carbon portfolio, our ESG strategy focuses on energy efficient companies, which naturally results in a much lower carbon footprint than many of our peers. Our bottom three performing sectors during the period were consumer staples, consumer discretionary, and financials.
Top Performers:
Enel SpA
Enel SpA’s core business involves the generation and distribution of electricity as well as the distribution of gas. The company is considered an outperformer on ESG issues compared to its industry peers. Enel’s disclosure on environmental and social issues is strong, and the company produces independently-reviewed reports complying with accepted disclosure standards. The company continues to deliver solid results and management execution amid currency volatility has been best in class. Even with the solid results, we continue to believe the company is currently priced below intrinsic value.
AIA Group Ltd.
AIA Group is a leading insurance company in Asia. Insurance penetration in China remains in its early stages, and we believe that AIA maintains scale and management competency that should continue to further increase its brand reputation. Investors became more optimistic about the outlook for the Chinese economy and underlying earnings growth for companies operating in China during the first quarter 2019 due to progress made in the U.S.-China trade negotiations and ongoing government support for the economy. The improved outlook helped to push the company’s share price higher versus what was an oversold state during the first half of the period.
Alibaba Group
Alibaba Group Holding Limited (Alibaba) operates some of the world’s largest online business-to-business/consumer marketplaces in terms of gross merchandise volume. In fiscal year 2018, the company generated revenues of RMB 250.3 bn (USD 36.3bn), with 85.5% from its core commerce business. The company also benefited from changing expectations surrounding Chinese trade negotiations with the U.S. We continue to favorably view the company from a valuation perspective and maintain confidence in the potential improvement of the organization from an ESG standpoint.
Thomson Reuters Corp.
Thomson Reuters is an information and news services provider serving professional audiences with information delivered through electronic and software services. The company is one of the largest global news and information providers with a current focus on simplifying its product portfolio and expanding into new geographic markets. The company is considered a leader on ESG issues compared to its industry peers.
Novartis AG
Novartis AG manufactures pharmaceutical and consumer health care products. The company produces pharmaceuticals for cardiovascular, respiratory and infectious diseases. Novartis is generally considered an outperformer on ESG related issues compared to global industry peers. The company has leading positions on social issues and outperformance on environmental issues but currently generates average ratings on governance issues. The company’s move away from inconsistent non-pharma businesses (consumer, ophthalmology, potentially generics) and toward high-value pharma opportunities where management has a proven track record of success helped lift shares during the period.
Bottom Performers:
Ctrip.com International
Ctrip.com is China’s largest online travel agency (OTA). Despite Chinese travel growing recently, the company’s results surprised the market when they guided expectations to near flat adjusted operating margins versus market expectations that were for

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
mid-teens adjusted operating margins for fourth quarter 2018. Management articulation of downward guidance proved puzzling and lowered our confidence for the medium-term prospects for the company. We sold our position in the earlier part of fourth quarter 2018.
ZOZO, Inc.
ZOZO is the leading marketplace for apparel e-commerce in Japan. ZOZO’s launch of its private brand did not perform consistently with market expectations. Moreover, efforts to accelerate growth of third party apparel on its site by discounting their prices led to some sellers leaving the platform. Given these developments we exited the position, investing in what we believe to be more attractive opportunities.
UBS Group AG
Switzerland’s UBS is a large diversified international financial institution. Its business strategy is centered on the company’s global wealth management business and universal bank. The stock was weak last year because of the market’s weak performance and headlines regarding litigation with the U.S. Department of Justice on a case involving residential mortgage-backed securities and litigation in France on the tax avoidance case. We believe UBS is a premium franchise benefiting from the structural growth of the wealth management industry globally. The company is generally considered an outperformer on ESG issues compared to its industry peers, based on a leading position on environmental issues and outperformance on governance issues. However, the company is viewed as an average performer on social issues, with room for improvement.
Resona Holdings, Inc.
Resona is one of the largest banks in Japan, with a strong focus on retail and small and medium-size enterprises, rather than lending to large corporates. The company is considered an average ESG performer when compared to global sector peers, but is a strong performer relative to like-size regional banks. The company is quite sensitive to interest rate movements as this influences margins in its lending business. A decline in global interest rates during the period damaged expectations for future margins and the stock declined. It remains a large position in the Fund.
Sony
Sony is a Japanese multinational electronics company with diversified businesses, including game and network services, home entertainment and sound, and financial services. Quarterly profit reports revealed a decline in profitability in its games division. This division, which represents roughly one third of profits and is centered around the Playstation console, is facing more competition from new game platforms and shifting bargaining power between game platforms and game developers. We trimmed the position during the period.
As a reminder to our investors, our investment process is to combine ESG analysis with fundamental analysis seeking to achieve superior risk-adjusted returns compared to our benchmark over a full market cycle. While conventional debate still exists around whether ESG investing diminishes investment return (a number of empirical studies have shown otherwise), we believe that our ESG analysis gives us an additional lens to company fundamentals which should benefit us from both return generation and risk reduction perspectives.
Thank you for investing alongside us in the Thornburg Better World International Fund.

Jim Gassman Portfolio Manager Managing Director	Di Zhou, cfa, frm® Portfolio Manager Managing Director

Past performance does not guarantee future results.
Morningstar Sustainability rating is as of 2/28/19. Sustainalytics provides company-level analysis used in the calculation of Morningstar’s Sustainability Score. Sustainability Mandate information is derived from the fund’s prospectus.
To determine a fund’s Morningstar Rating™, funds and other managed products with at least a three-year history are ranked in their categories by their Morningstar Risk-Adjusted Return scores. The top 10% receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10% receive 1 star. The Risk-Adjusted Return accounts for variation in a managed product’s monthly excess performance (excluding sales charges), placing more emphasis on downward variations and rewarding consistent performance. Other share classes may have different performance characteristics.
© 2019 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	SINCE INCEP.
Class A Shares (Incep: 9/30/15)
Without sales charge	-4.12%	6.95%	7.23%
With sales charge	-8.42%	5.32%	5.83%
Class C Shares (Incep: 9/30/15)
Without sales charge	-4.65%	6.37%	6.63%
With sales charge	-5.53%	6.37%	6.63%
Class I Shares (Incep: 9/30/15)	-3.50%	7.76%	8.04%
MSCI AC World ex-U.S. Index (Since 9/30/15)	-4.22%	8.09%	7.75%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. The maximum sales charge for the Fund’s A shares is 4.50%. C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before any fee waivers or expense reimbursements are as follows: A shares, 2.12%; C shares, 3.09% and I shares, 1.35%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2020, for these share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38% and I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Due to the Fund’s relatively small asset base, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future.
The MSCI All Country (AC) World ex-U.S. Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.

Glossary
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
6  |  Semi-Annual Report

Fund Summary
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation.
The Fund invests primarily in a broad range of foreign companies that demonstrate one or more positive environmental, social, and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which we believe are high-quality and attractively valued.
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
AIA Group Ltd.	3.3%
Alibaba Group Holding Ltd. Sponsored ADR	3.3%
Resona Holdings, Inc.	3.3%
Novartis AG	2.9%
Enel S.p.A.	2.6%
Compass Group PLC	2.5%
Aena SME S.A.	2.5%
ING Groep N.V.	2.4%
Reckitt Benckiser Group plc	2.3%
Tencent Holdings Ltd.	2.3%

SECTOR EXPOSURE
Industrials	19.9%
Financials	19.5%
Consumer Discretionary	12.3%
Health Care	10.7%
Communication Services	8.9%
Information Technology	6.8%
Consumer Staples	6.6%
Materials	5.8%
Utilities	2.6%
Real Estate	1.5%
Other Assets Less Liabilities	5.4%

TOP TEN INDUSTRY GROUPS
Banks	11.1%
Capital Goods	9.8%
Household & Personal Products	6.6%
Retailing	6.3%
Insurance	6.2%
Pharmaceuticals, Biotechnology & Life Sciences	5.8%
Materials	5.8%
Transportation	5.6%
Telecommunication Services	5.1%
Healthcare Equipment & Services	4.9%

COUNTRY EXPOSURE* (percent of equity holdings)
United Kingdom	13.1%
Germany	12.1%
Japan	11.4%
China	11.1%
Switzerland	9.2%
Netherlands	7.9%
France	6.3%
Italy	5.4%
Spain	4.5%
United States	4.5%
Hong Kong	3.5%
Ireland	2.4%
Norway	2.0%
Sweden	1.6%
Canada	1.5%
Mexico	1.5%
Denmark	0.8%
Singapore	0.7%
Taiwan	0.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Common Stock — 94.6%
	Banks — 11.1%
	Banks — 11.1%
	BNP Paribas S.A.	9,454	$ 451,880
	DNB ASA	62,380	1,148,522
	ING Groep N.V.	122,254	1,478,901
	Intesa Sanpaolo S.p.A.	252,266	614,348
	Resona Holdings, Inc.	461,622	1,998,016
	Royal Bank of Scotland Group plc	219,843	707,246
	United Overseas Bank Ltd.	23,305	433,170
			6,832,083
	Capital Goods — 9.8%
	Building Products — 1.5%
	Assa Abloy AB Class B	43,414	937,174
	Electrical Equipment — 1.5%
	Prysmian S.p.A.	49,117	929,211
	Machinery — 3.9%
	CNH Industrial N.V.	90,485	920,010
[a]	Knorr-Bremse AG	6,356	631,205
	Weir Group plc	41,681	845,798
	Trading Companies & Distributors — 2.9%
	Brenntag AG	20,851	1,073,584
	Ferguson plc	10,616	675,301
			6,012,283
	Commercial & Professional Services — 4.5%
	Commercial Services & Supplies — 1.7%
	Focused Photonics Hangzhou, Inc. Class A	250,990	1,027,086
	Professional Services — 2.8%
	SGS S.A.	344	856,071
	Thomson Reuters Corp.	15,166	897,827
			2,780,984
	Consumer Durables & Apparel — 2.0%
	Household Durables — 2.0%
	Sony Corp.	29,486	1,235,789
			1,235,789
	Consumer Services — 4.0%
	Hotels, Restaurants & Leisure — 4.0%
	Compass Group plc	66,627	1,565,915
	GreenTree Hospitality Group Ltd. ADR	64,976	898,618
			2,464,533
	Diversified Financials — 2.2%
	Capital Markets — 2.2%
	UBS Group AG	110,578	1,340,373
			1,340,373
	Healthcare Equipment & Services — 4.9%
	Health Care Equipment & Supplies — 2.7%
	Hoya Corp.	10,500	692,452
	Terumo Corp.	30,784	938,825
	Health Care Providers & Services — 2.2%
	Fresenius Medical Care AG & Co. KGaA	17,008	1,371,760
			3,003,037
	Household & Personal Products — 6.6%
	Household Products — 3.3%
	Henkel AG & Co. KGaA	5,826	594,714
	Reckitt Benckiser Group plc	17,222	1,431,533
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Personal Products — 3.3%
	Kao Corp.	12,400	$ 975,397
	Unilever plc	18,752	1,073,414
			4,075,058
	Insurance — 6.2%
	Insurance — 6.2%
	AIA Group Ltd.	202,449	2,015,477
	AXA S.A.	34,317	863,445
	NN Group N.V.	22,641	940,471
			3,819,393
	Materials — 5.8%
	Chemicals — 1.7%
	Novozymes A/S	9,700	445,984
	Sika AG	4,363	609,483
	Construction Materials — 2.3%
	CRH plc	44,771	1,384,909
	Paper & Forest Products — 1.8%
	Mondi plc	49,178	1,087,601
			3,527,977
	Media & Entertainment — 3.8%
	Entertainment — 1.5%
[a]	Ubisoft Entertainment S.A.	10,262	913,545
	Interactive Media & Services — 2.3%
	Tencent Holdings Ltd.	30,584	1,406,483
			2,320,028
	Pharmaceuticals, Biotechnology & Life Sciences — 5.8%
	Life Sciences Tools & Services — 2.8%
	Lonza Group AG	2,255	699,316
	Thermo Fisher Scientific, Inc.	3,797	1,039,315
	Pharmaceuticals — 3.0%
	Novartis AG	18,821	1,810,369
			3,549,000
	Real Estate — 1.5%
	Equity Real Estate Investment Trusts — 1.5%
	Equinix, Inc.	1,967	891,366
			891,366
	Retailing — 6.3%
	Internet & Direct Marketing Retail — 3.3%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	10,981	2,003,484
	Specialty Retail — 3.0%
	GrandVision N.V.	35,121	760,362
	Industria de Diseno Textil S.A.	37,530	1,103,001
			3,866,847
	Semiconductors & Semiconductor Equipment — 4.5%
	Semiconductors & Semiconductor Equipment — 4.5%
	ASML Holding N.V.	5,342	1,001,927
	Infineon Technologies AG	51,142	1,014,563
	NXP Semiconductors N.V.	4,869	430,371
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	7,780	318,669
			2,765,530
	Software & Services — 2.3%
	Software — 2.3%
	SAP SE	11,976	1,383,710
			1,383,710
	Telecommunication Services — 5.1%
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Diversified Telecommunication Services — 5.1%
	Deutsche Telekom AG	56,122	$ 931,417
	Nippon Telegraph & Telephone Corp.	18,531	786,351
	Orange S.A.	86,200	1,402,076
			3,119,844
	Transportation — 5.6%
	Transportation Infrastructure — 5.6%
	Aena SME S.A.	8,504	1,531,068
	Grupo Aeroportuario del Pacifico SAB de CV Class B	95,185	843,855
	Shanghai International Airport Co. Ltd. Class A	117,834	1,089,757
			3,464,680
	Utilities — 2.6%
	Electric Utilities — 2.6%
	Enel S.p.A.	252,745	1,617,180
			1,617,180
	Total Common Stock (Cost $56,149,370)		58,069,695
	Short-Term Investments — 5.1%
[b]	Thornburg Capital Management Fund	314,149	3,141,487
	Total Short-Term Investments (Cost $3,141,487)		3,141,487
	Total Investments — 99.7% (Cost $59,290,857)		$61,211,182
	Other Assets Less Liabilities — 0.3%		209,898
	Net Assets — 100.0%		$61,421,080

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
10  |  Semi-Annual Report

Statement of Assets and Liabilities
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $56,149,370)	$ 58,069,695
Non-controlled affiliated issuer (cost $3,141,487)	3,141,487
Cash denominated in foreign currency (cost $18)	18
Receivable for investments sold	887,861
Receivable for fund shares sold	63,750
Dividends receivable	184,109
Dividend and interest reclaim receivable	36,394
Prepaid expenses and other assets	27,010
Total Assets	62,410,324
Liabilities
Payable for investments purchased	775,426
Payable for fund shares redeemed	108,045
Payable to investment advisor and other affiliates (Note 4)	37,764
Accounts payable and accrued expenses	68,009
Total Liabilities	989,244
Net Assets	$ 61,421,080
NET ASSETS CONSIST OF
Distributable earnings	$ 195,826
Net capital paid in on shares of beneficial interest	61,225,254
$ 61,421,080
NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($10,217,184 applicable to 804,532 shares of beneficial interest outstanding - Note 5)	$ 12.70
Maximum sales charge, 4.50% of offering price	0.60
Maximum offering price per share	$ 13.30
Class C Shares:
Net asset value and offering price per share* ($1,907,653 applicable to 151,296 shares of beneficial interest outstanding - Note 5)	$ 12.61
Class I Shares:
Net asset value, offering and redemption price per share ($49,296,243 applicable to 3,802,908 shares of beneficial interest outstanding - Note 5)	$ 12.96

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Semi-Annual Report  |  11

Statement of Operations
Thornburg Better World International Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $38,537)	$ 442,834
Non-controlled affiliated issuer	41,173
Total Income	484,007
EXPENSES
Investment advisory fees (Note 4)	292,342
Administration fees (Note 4)
Class A Shares	4,103
Class C Shares	845
Class I Shares	21,363
Distribution and service fees (Note 4)
Class A Shares	11,655
Class C Shares	9,639
Transfer agent fees
Class A Shares	18,380
Class C Shares	2,548
Class I Shares	21,750
Registration and filing fees
Class A Shares	6,790
Class C Shares	6,790
Class I Shares	6,769
Custodian fees (Note 2)	14,880
Professional fees	31,932
Trustee and officer fees (Note 4)	1,636
Other expenses	30,514
Total Expenses	481,936
Less:
Expenses reimbursed by investment advisor (Note 4)	(64,085)
Investment advisory fees waived by investment advisor (Note 4)	(44,094)
Net Expenses	373,757
Net Investment Income	$ 110,250
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes refunded of $836)	(1,624,999)
Foreign currency transactions	(5,065)
(1,630,064)
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	(1,550,274)
Foreign currency translations	(587)
(1,550,861)
Net Realized and Unrealized Loss	(3,180,925)
Net Decrease in Net Assets Resulting from Operations	$ (3,070,675)
See notes to financial statements.
12  |  Semi-Annual Report

Statements of Changes in Net Assets
Thornburg Better World International Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 110,250	$ 776,603
Net realized gain (loss) on investments, foreign currency transactions and capital gain taxes	(1,630,064)	6,232,775
Net unrealized appreciation (depreciation) on investments, foreign currency translations and deferred taxes	(1,550,861)	(2,723,436)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,070,675)	4,285,942
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(794,042)	(169,562)
Class C Shares	(158,603)	(62,136)
Class I Shares	(4,524,294)	(1,613,511)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	2,736,087	1,938,084
Class C Shares	(103,413)	39,251
Class I Shares	518,010	(6,205,887)
Net Decrease in Net Assets	(5,396,930)	(1,787,819)
NET ASSETS
Beginning of Period	66,818,010	68,605,829
End of Period	$ 61,421,080	$ 66,818,010

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  13

Notes to Financial Statements
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.
The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees and certain registration and transfer agent expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under
14  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 59,290,857
Gross unrealized appreciation on a tax basis	4,986,394
Gross unrealized depreciation on a tax basis	(3,066,069)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 1,920,325
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on
Semi-Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when
16  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 58,069,695	$ 58,069,695	$ —	$ —
Short-Term Investments	3,141,487	3,141,487	—	—
Total Investments in Securities	$ 61,211,182	$ 61,211,182	$ —	$ —
Total Assets	$ 61,211,182	$ 61,211,182	$ —	$—

Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no additional transfers between levels for the six months ended March 31, 2019, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775
The Fund’s effective management fee for the six months ended March 31, 2019 was 0.975% of the Fund’s average daily net assets (before applicable management fee waiver of $44,094).
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2019, the Distributor has advised the Fund that it earned net commissions aggregating $846 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $10 from redemptions of Class C shares of the Fund.
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C and Class I shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2019, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares.
18   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2019, are set forth in the Statement of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus (Class A shares, 1.83%; Class C shares, 2.38%; Class I shares, 1.09%;). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before February 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual limit that was in place at the time those fees and expenses were waived or reimbursed.
For the six months ended March 31, 2019, the Advisor voluntarily waived Fund level investment advisory fees of $44,094. For the six months ended March 31, 2019, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $6,822 for Class A shares, $7,380 for Class C shares, and $49,883 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 38.92%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$2,894,980	$15,376,456	$(15,129,949)	$-	$-	$3,141,487	$41,173
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	225,938	$ 2,878,021	159,116	$ 2,341,246
Shares issued to shareholders in reinvestment of dividends	65,598	793,952	11,866	169,052
Shares repurchased	(75,200)	(935,886)	(39,319)	(572,214)
Net increase	216,336	$ 2,736,087	131,663	$ 1,938,084
Class C Shares
Shares sold	18,357	$ 222,962	49,146	$ 710,327
Shares issued to shareholders in reinvestment of dividends	13,178	158,604	4,397	62,136
Shares repurchased	(40,216)	(484,979)	(50,802)	(733,212)
Net increase (decrease)	(8,681)	$ (103,413)	2,741	$ 39,251
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	434,917	$ 5,393,606	862,967	$ 12,809,809
Shares issued to shareholders in reinvestment of dividends	333,731	4,122,477	104,734	1,514,453
Shares repurchased	(741,087)	(8,998,073)	(1,377,372)	(20,530,149)
Net increase (decrease)	27,561	$ 518,010	(409,671)	$ (6,205,887)
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $17,457,829 and $20,020,129, respectively.
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the six months ended March 31, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, interest rate risk, liquidity risk, social investing risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
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Semi-Annual Report  |  21

Financial Highlights
Thornburg Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES
2019 (b)(c)	$ 14.51	(0.01)	(0.68)	(0.69)	(0.15)	(0.97)	(1.12)	$ 12.70
2018 (b)	$ 14.13	0.09	0.66	0.75	—	(0.37)	(0.37)	$ 14.51
2017 (b)	$ 13.86	0.09	0.99	1.08	(0.12)	(0.69)	(0.81)	$ 14.13
2016 (b)(e)	$ 11.94	0.03	2.04	2.07	(0.15)	—	(0.15)	$ 13.86
CLASS C SHARES
2019 (c)	$ 14.32	(0.05)	(0.65)	(0.70)	(0.04)	(0.97)	(1.01)	$ 12.61
2018	$ 14.02	— (g)	0.67	0.67	—	(0.37)	(0.37)	$ 14.32
2017	$ 13.79	0.02	0.97	0.99	(0.07)	(0.69)	(0.76)	$ 14.02
2016 (e)	$ 11.94	(0.05)	2.04	1.99	(0.14)	—	(0.14)	$ 13.79
CLASS I SHARES
2019 (c)	$ 14.83	0.03	(0.70)	(0.67)	(0.23)	(0.97)	(1.20)	$ 12.96
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	(0.37)	$ 14.83
2017	$ 13.96	0.20	1.02	1.22	(0.16)	(0.69)	(0.85)	$ 14.33
2016 (e)	$ 11.94	0.10	2.01	2.11	(0.09)	—	(0.09)	$ 13.96

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Unaudited Six Month Period Ended March 31.
(d)	Annualized.
(e)	Fund commenced operations on October 01, 2015.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Better World International Fund
RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)

(0.14) (d)	1.83 (d)	1.83 (d)	2.12 (d)	(4.32)	30.19	$ 10,217
0.64	1.82	1.82	2.12	5.37	111.99	$ 8,537
0.64	1.79	1.79	3.21	8.61	105.55	$ 6,450
0.21	1.83	1.83	7.27 (f)	16.60	180.60	$ 1,666

(0.78) (d)	2.38 (d)	2.38 (d)	3.29 (d)	(4.58)	30.19	$ 1,908
(0.03)	2.38	2.38	3.09	4.82	111.99	$ 2,292
0.18	2.32	2.32	4.48	7.97	105.55	$ 2,205
(0.40)	2.38	2.38	13.13 (f)	15.94	180.60	$ 822

0.51 (d)	1.09 (d)	1.09 (d)	1.44 (d)	(4.02)	30.19	$ 49,296
1.20	1.09	1.09	1.35	6.15	111.99	$ 55,989
1.48	0.94	0.94	1.62	9.58	105.55	$ 59,951
0.76	1.09	1.09	2.28	17.44	180.60	$ 27,781
Semi-Annual Report  |  23

Expense Example
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS A SHARES
Actual	$1,000.00	$ 956.79	$ 8.93
Hypothetical*	$1,000.00	$1,015.81	$ 9.20
CLASS C SHARES
Actual	$1,000.00	$ 954.20	$11.60
Hypothetical*	$1,000.00	$1,013.06	$11.94
CLASS I SHARES
Actual	$1,000.00	$ 959.79	$ 5.33
Hypothetical*	$1,000.00	$1,019.50	$ 5.49

†	Expenses are equal to the annualized expense ratio for each class (A: 1.83%; C: 2.38%; I: 1.09%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
24  |  Semi-Annual Report

Other Information
Thornburg Better World International Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  25

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
26  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3645

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2  |

Thornburg Capital Management Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Semi-Annual Report  |  3

Performance Summary
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	SINCE INCEP.
Class I Shares (Incep: 7/31/15)	2.27%	1.37%	1.19%
FTSE 1-Month T-Bill Index (Since 7/31/15)	2.09%	1.13%	0.94%
30-DAY YIELDS, I SHARES (with sales charge)
Annualized Distribution Yield	2.58%
SEC Yield	2.67%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION

Glossary
FTSE 1-Month Treasury Bill Index - Measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.
Short-Term Credit Ratings - A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Short-term obligation ratings of A-1 (the highest), A-2 and A-3 are investment-grade quality. Ratings of B, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
4   |  Semi-Annual Report

Schedule of Investments
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT-TERM INVESTMENTS — 100.0%
[a]	AbbVie, Inc., 2.630%, 4/18/2019	$18,000,000	$ 17,977,645
[a]	Air Liquide U.S. LLC, 2.600%, 4/4/2019	17,000,000	16,996,317
	Ameren Corp., 2.700%, 4/4/2019	4,000,000	3,999,100
	Ameren Illinois Co., 2.650%, 4/1/2019	13,000,000	13,000,000
	Amphenol Corp.,
[a]	2.600%, 4/2/2019	5,000,000	4,999,639
[a]	2.600%, 4/3/2019	12,000,000	11,998,267
[a]	Anthem, Inc., 2.620%, 4/1/2019	16,300,000	16,300,000
	Atlantic City Electric, 1.928%, 4/1/2019	17,000,000	17,000,000
	AutoZone, Inc.,
[a]	2.620%, 4/1/2019	5,000,000	5,000,000
[a]	2.680%, 4/8/2019	3,371,000	3,369,243
	AVANGRID, Inc.,
[a]	2.650%, 4/3/2019	1,750,000	1,749,742
[a]	2.670%, 4/16/2019	12,550,000	12,536,038
[a]	2.720%, 4/17/2019	3,700,000	3,695,527
	B.A.T. International Finance plc,
[a,b]	2.680%, 4/4/2019	15,000,000	14,996,650
[a,b]	2.700%, 4/11/2019	1,000,000	999,250
[a,b]	2.720%, 4/5/2019	2,000,000	1,999,396
	Bank of New York Tri-Party Repurchase Agreement 2.60% dated 03/29/2019 due 04/01/2019, repurchase price $30,006,518 collateralized by 23 corporate debt securities, having an average coupon of 4.01%, a minimum credit rating of BBB-, maturity dates from 04/01/2019 to 06/01/2045, and having an aggregate market value of $32,147,376 at 03/31/2019	30,000,000	30,000,000
	Basf Aktiengesellsch,
[a,b]	2.460%, 4/23/2019	2,600,000	2,596,091
[a,b]	2.460%, 4/26/2019	14,400,000	14,375,400
	Baxter International Inc.,
[a]	2.660%, 4/1/2019	5,000,000	5,000,000
[a]	2.660%, 4/5/2019	12,000,000	11,996,453
	Brown-Forman Corp.,
[a]	2.382%, 4/1/2019	2,143,000	2,143,000
[a]	2.470%, 4/1/2019	2,884,000	2,884,000
[a]	2.550%, 4/4/2019	11,973,000	11,970,456
	Centerpoint Energy, Inc.,
[a]	2.720%, 4/3/2019	3,000,000	2,999,547
[a]	2.740%, 4/23/2019	1,000,000	998,326
[a]	2.750%, 4/16/2019	10,858,000	10,845,559
[a]	2.760%, 4/18/2019	3,142,000	3,137,905
[a]	Church & Dwight Co., Inc., 2.570%, 4/3/2019	8,140,000	8,138,838
	Cintas Corp. No. 2,
[a]	2.650%, 4/2/2019	13,715,000	13,713,990
[a]	2.720%, 4/10/2019	2,045,000	2,043,609
	Consolidated Edison, Inc.,
[a]	2.630%, 4/4/2019	1,000,000	999,781
[a]	2.660%, 4/1/2019	17,000,000	17,000,000
[a]	CVS Corp., 2.620%, 4/1/2019	18,000,000	18,000,000
[a]	Dollar General Corp., 2.650%, 4/1/2019	17,000,000	17,000,000
	Ecolab, Inc.,
[a]	2.590%, 4/3/2019	14,480,000	14,477,916
[a]	2.590%, 4/9/2019	3,520,000	3,517,974
	Electricite de France S.A.,
[a,b]	2.600%, 4/1/2019	1,000,000	1,000,000
[a,b]	2.670%, 4/3/2019	17,000,000	16,997,478
	Eni Finance USA, Inc.,
[a]	2.690%, 4/1/2019	16,000,000	16,000,000
[a]	2.700%, 4/3/2019	1,000,000	999,850
[a]	2.750%, 4/5/2019	1,000,000	999,694
	ENTERGY Corp.,
[a]	2.580%, 4/1/2019	16,000,000	16,000,000
[a]	2.700%, 4/10/2019	1,000,000	999,325
[a,b]	Experian Finance plc, 2.700%, 4/12/2019	3,301,000	3,298,277
	Federal Agricultural Mortgage Corp. Discount Notes, 2.365%, 4/3/2019	42,000,000	41,994,482
Semi-Annual Report  |  5

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Federal Home Loan Bank Discount Notes,
	2.375%, 4/3/2019	$ 7,800,000	$ 7,798,971
	2.400%, 4/3/2019	6,000,000	5,999,200
	2.400%, 4/17/2019	19,000,000	18,979,733
	2.420%, 4/26/2019	10,000,000	9,983,194
	General Electric Co.,
	2.670%, 4/5/2019	16,000,000	15,995,253
	2.760%, 4/11/2019	1,000,000	999,233
	General Mills, Inc.,
[a]	2.580%, 4/8/2019	7,194,000	7,190,391
[a]	2.610%, 4/9/2019	2,806,000	2,804,373
[a]	2.700%, 4/3/2019	6,000,000	5,999,100
[b]	IBRD Discount Notes, 2.320%, 4/22/2019	45,000,000	44,939,100
	IFC Discount Notes,
[b]	2.300%, 4/1/2019	21,243,000	21,243,000
[b]	2.390%, 4/26/2019	20,000,000	19,966,806
[b]	Inter-American Development Bank, 2.390%, 4/22/2019	42,000,000	41,941,445
[a]	Johnson Controls International plc, 2.850%, 4/25/2019	1,176,000	1,173,766
[a]	KCP&L Greater Missouri operations, 2.680%, 4/1/2019	18,000,000	18,000,000
	Kellogg Co.,
[a]	2.610%, 4/3/2019	1,000,000	999,855
[a]	2.650%, 4/10/2019	14,000,000	13,990,725
[a]	2.680%, 4/4/2019	1,000,000	999,777
[a]	Kentucky Utilities Co., 2.700%, 4/1/2019	18,000,000	18,000,000
[a]	Keurig Dr Pepper, Inc., 2.750%, 4/4/2019	2,000,000	1,999,542
	Kimberly-Clark Corp.,
[a]	2.430%, 4/4/2019	5,060,000	5,058,975
[a]	2.470%, 4/17/2019	5,700,000	5,693,743
[a]	Kroger Co., 1.913%, 4/1/2019	17,000,000	17,000,000
[a]	L’oreal USA, Inc., 2.430%, 4/18/2019	7,000,000	6,991,967
	Leggett & Platt,
[a]	2.314%, 4/12/2019	5,000,000	4,995,875
[a]	2.650%, 4/8/2019	4,003,000	4,000,937
[a]	2.700%, 4/12/2019	3,047,000	3,044,486
[a]	Lockheed Martin Corp., 2.550%, 4/1/2019	17,000,000	17,000,000
	Louisville Gas & Electric Co.,
[a]	2.640%, 4/1/2019	7,593,000	7,593,000
[a]	2.700%, 4/1/2019	7,000,000	7,000,000
[a]	2.730%, 4/2/2019	3,407,000	3,406,742
	Low’s Companies, Inc., 2.670%, 4/4/2019	15,000,000	14,996,662
[a]	Marriott International, Inc., 2.700%, 4/3/2019	2,000,000	1,999,700
	McCormick & Co., Inc.,
[a]	2.600%, 4/1/2019	3,000,000	3,000,000
[a]	2.600%, 4/2/2019	2,950,000	2,949,787
[a]	2.620%, 4/8/2019	3,050,000	3,048,446
	Mondelez International, Inc.,
[a]	2.620%, 4/8/2019	2,427,000	2,425,764
[a]	2.650%, 4/11/2019	2,600,000	2,598,086
[a]	2.650%, 4/16/2019	8,973,000	8,963,092
[a]	2.680%, 4/15/2019	4,000,000	3,995,831
[a]	One Gas, Inc., 2.430%, 4/8/2019	17,000,000	16,991,967
	Potomac Electric Power Co., 1.928%, 4/1/2019	17,000,000	17,000,000
	PPG Industries, Inc., 2.670%, 4/10/2019	17,000,000	16,988,652
[a]	Public Service Co. of Colorado, 2.650%, 4/12/2019	17,000,000	16,986,235
[a,b]	Reckitt Benckiser Treasury Services plc, 2.690%, 4/3/2019	1,000,000	999,851
	Royal Bank of Canada,
[a,b]	2.670%, 4/10/2019	16,000,000	15,989,320
[a,b]	2.700%, 4/17/2019	2,000,000	1,997,600
	Ryder System, Inc.,
	2.660%, 4/4/2019	11,000,000	10,997,562
	2.680%, 4/1/2019	4,079,000	4,079,000
	2.710%, 4/4/2019	1,000,000	999,774
6   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	San Diego Gas & Electric Co.,
[a]	2.600%, 4/1/2019	$ 2,758,000	$ 2,758,000
[a]	2.750%, 4/3/2019	4,000,000	3,999,389
[a]	2.770%, 4/2/2019	10,000,000	9,999,231
	Sempra Energy Holdings,
[a]	2.670%, 4/1/2019	15,000,000	15,000,000
[a]	2.700%, 4/2/2019	2,700,000	2,699,797
[a]	2.700%, 4/3/2019	1,000,000	999,850
	Southern Co. Gas Capital Corp.,
[a]	2.400%, 4/1/2019	10,000,000	10,000,000
[a]	2.680%, 4/4/2019	13,000,000	12,997,097
[a]	Stanley Works (The), 2.620%, 4/8/2019	6,400,000	6,396,740
	Telstra Corp., Ltd.,
[a,b]	2.550%, 4/4/2019	7,000,000	6,998,512
[a,b]	2.600%, 4/17/2019	1,832,000	1,829,883
	Tennessee Valley Authority Discount Notes, 2.440%, 4/16/2019	17,600,000	17,582,107
[a]	The Clorox Co., 2.650%, 4/5/2019	14,000,000	13,995,878
[a,b]	Tyco Electronics Group S.A., 2.570%, 4/1/2019	4,805,000	4,805,000
	Union Electric Co., 2.660%, 4/1/2019	17,000,000	17,000,000
	United States Treasury Bill,
	2.382%, 4/2/2019	25,000,000	24,998,346
	2.388%, 4/9/2019	7,000,000	6,996,285
	2.420%, 4/16/2019	13,000,000	12,986,892
[a]	Wec Energy Group, Inc., 2.740%, 4/17/2019	18,000,000	17,978,080
[a]	Whirlpool Corp., 2.660%, 4/10/2019	12,000,000	11,992,020
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,128,554,390)		1,128,554,390
	Total Investments — 100.0% (Cost $1,128,554,390)		$1,128,554,390
	Other Assets Less Liabilities — 0.0%		147,777
	Net Assets — 100.0%		$1,128,702,167

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $690,089,593, representing 61.14% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
See notes to financial statements.
Semi-Annual Report  |  7

There is no guarantee that the Fund will meet its investment objectives.All data is subject to change. Charts may not add up to 100% due to rounding.

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (cost $1,128,554,390) (Note 3)	$ 1,128,554,390
Cash	158,657
Interest receivable	6,500
Prepaid expenses and other assets	4,486
Total Assets	1,128,724,033
Liabilities
Accounts payable and accrued expenses	21,866
Total Liabilities	21,866
Net Assets	$ 1,128,702,167
NET ASSETS CONSIST OF
Distributable earnings	$ 23,695
Net capital paid in on shares of beneficial interest	1,128,678,472
$ 1,128,702,167
NET ASSET VALUE
Class I Shares:
Net asset value, offering and redemption price per share ($1,128,702,167 applicable to 112,870,217 shares of beneficial interest outstanding - Note 5)	$ 10.00
See notes to financial statements.
8   |  Semi-Annual Report

Statement of Operations
Thornburg Capital Management Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Interest income	$ 11,762,961
EXPENSES
Transfer agent fees	2,552
Custodian fees (Note 2)	40,445
Professional fees	13,367
Officer fees	3,369
Other expenses	18,428
Total Expenses	78,161
Net Investment Income	$ 11,684,800
See notes to financial statements.
Semi-Annual Report  |  9

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 11,684,800	$ 18,648,377
Net Increase in Net Assets Resulting from Operations	11,684,800	18,648,377
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(11,684,800)	(18,648,377)
FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	(196,823,121)	195,504,453
Net Increase (Decrease) in Net Assets	(196,823,121)	195,504,453
NET ASSETS
Beginning of Period	1,325,525,288	1,130,020,835
End of Period	$ 1,128,702,167	$ 1,325,525,288

*	Unaudited.
See notes to financial statements.
10   |  Semi-Annual Report

Notes to Financial Statements
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital.
The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including administration fees, transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will affect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a
Semi-Annual Report  |  11

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,128,554,390
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized gain (loss) in the Fund at March 31, 2019 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
12   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short-Term Investments	$ 1,128,554,390	$ —	$ 1,128,554,390	$ —
Total Investments in Securities	$ 1,128,554,390	$ —	$ 1,128,554,390	$ —
Total Assets	$ 1,128,554,390	$ —	$ 1,128,554,390	$—
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2019.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
Semi-Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	352,031,138	$ 3,520,311,385	800,929,556	$ 8,009,295,565
Shares issued to shareholders in reinvestment of dividends	1,166,977	11,669,768	1,866,541	18,665,413
Shares repurchased	(372,880,427)	(3,728,804,274)	(783,245,652)	(7,832,456,525)
Net increase (decrease)	(19,682,312)	$ (196,823,121)	19,550,445	$ 195,504,453
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had no purchase and sale transactions of investments other than short-term investments.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, foreign investment risk, liquidity risk and diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
14  |  Semi-Annual Report

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Semi-Annual Report  |  15

Financial Highlights
Thornburg Capital Management Fund
	Per Share Performance (For a Share Outstanding throughout the Period)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I
2019 (b)	$ 10.00	0.12	—	0.12	(0.12)	—	(0.12)	$ 10.00
2018 (b)	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00
2017 (b)	$ 10.00	0.09	—	0.09	(0.09)	—	(0.09)	$ 10.00
2016 (b)	$ 10.00	0.05	—	0.05	(0.05)	—	(0.05)	$ 10.00
2015 (b)*	$ 10.00	— (e)	— (f)	— (g)	— (h)	—	—	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Annualized.
(d)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(g)	Total from investment operations was less than $0.01 per share.
(h)	Dividends from net investment income per share were less than $(0.01).
(i)	Annualized.
+	Based on weighted average shares outstanding.
*	The Fund commenced operations on July 31, 2015.
See notes to financial statements.
16  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Capital Management Fund
Ratios to Average Net Assets			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

2.48 (c)	0.02 (c)	0.02 (c)	1.25	—(d)	$ 1,128,702
1.76	0.02	0.02	1.76	—(d)	$ 1,325,525
0.89	0.03	0.03	0.87	—(d)	$ 1,130,021
0.45	0.03	0.03	0.45	—(d)	$ 1,393,536
0.26 (i)	0.03 (i)	0.03 (i)	0.04	—(d)	$ 1,772,860
Semi-Annual Report  |  17

Expense Example
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS I SHARES
Actual	$1,000.00	$1,012.48	$0.10
Hypothetical*	$1,000.00	$1,024.83	$0.10

†	Expenses are equal to the annualized expense ratio for each class (I: 0.02%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18  |  Semi-Annual Report

Other Information
Thornburg Capital Management Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  19

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
20  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  21

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Semi-Annual Report  |  23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3478

Semi-Annual Report
March 31, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

2   |

Thornburg Long/Short Equity Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	THLSX	885-216-689
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Non-diversified funds can be more volatile than diversified funds. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Semi-Annual Report  |  3

Letter to Shareholders
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
Dear Fellow Shareholder:
The Thornburg Long/Short Equity Fund outperformed its benchmark during the most recent semi-annual period ended March 31, 2019, both in gross and net-adjusted terms. Over the six months, the Fund returned negative 0.47% (Class I shares) versus the S&P 500 Index’s return of negative 1.72%. The Fund therefore captured slightly less than 33% of the index’s downdraft as may have been implied by the Fund’s 33% net exposure.
During the period the Fund’s short book provided excess returns, offsetting some challenging individual stock results within the long book.
(Sept 30, 2018 - Mar 31, 2019)
	Average Weight %	Total Return %	Contribution*%
Long Book	104.97	-3.33	-3.50
Short Book	-71.68	-4.08	2.92
Fund	33.29	-0.47	--
S&P 500 Index	--	-1.72	--
Russell 2000 Index	--	-8.59	--
Net Adjusted S&P 500 Index	--	-0.57	--
*Gross of Fees
Source: Kiski, Thornburg
Over the period, the Fund’s net-short position in small caps aided returns, particularly given the volatility and sharp market correction in late 2018. As a reminder, our portfolio on the whole tends to take on a Growth at a Reasonable Price (GARP) bent, and this is also true when you examine each of the long and short books in isolation. Because the Fund’s portfolio is generally net-long and was so again during the period, and because our long book featured more of a growth-tilt than our short book during the period, the down market of late 2018 pushed the long book into negative excess return territory.
As a relatively focused portfolio of high-conviction stock ideas, our performance is largely influenced by the individual securities we choose to own (or sell short). Below is a discussion of our primary top and bottom performers during the period.
Top Performers
Starbucks Corp. (long) – Starbucks saw good performance on the back of improved U.S. store comparative results. The company appears to finally have a solid grasp on the issues that had been plaguing it until recently and have fixed both their products and their in-store operations to better appeal to customers. Expansion in China continues at a rapid pace and although there is increasing competition, management continues to execute well on their ambitious plan for the region.
Oaktree Capital Group LLC (long) – Oaktree performed well during the period, primarily due to a takeover offer it received from Brookfield Asset Management, representing a premium of approximately 12% over Oaktree’s last closing price.
Flex Ltd. (long) – We purchased Flex after a massive selloff in the stock following news that the Nike shoe manufacturing project was being scrapped and the CEO was stepping down. We viewed the initial stock reaction as overdone given the news and benefited from the stock rallying towards historical trading multiples over the subsequent months.
Stich Fix, Inc. (short) – Stitch Fix is an online personal styling company that sends curated shipments of apparel to its customers. Our negative thesis was based on the view that this company is experiencing high customer churn and thus top-line growth was unsustainable. We covered the short position at our target price.
MINDBODY, Inc. (short) – MINDBODY provides business management software, primarily to fitness studios. Our investment case on this short position was based on a deceleration in customer additions, inability to raise product pricing and increased competition due to low barriers to entry. We covered the short position at our target price.
Bottom Performers
Colruyt SA (short) – Colruyt is a large grocer in Belgium. The short thesis is centered around increasing competition from the newly combined Ahold-Delhaze grocery platform leading to lower market share and/or margins. The stock appreciated in the period as Colruyt was able to increase market share and margins at the same time. We have reduced the position size but maintain a smaller short position as the valuation seems to more than factor in the small gains in market share and margins.
Tencent Music Entertainment (short) – Tencent Music Entertainment is the largest online music entertainment platform in China, comprised of online music streaming (QQ Music), karaoke (WeSing), and live streaming (Kugou/Kuwo) apps. While the company is perceived as the Spotify of China, about three-fourths of revenues are generated from live streaming apps, a segment we believe has an unsustainable growth rate in relation to the valuation of the company.
Casa Systems, Inc. (long) – Casa is a supplier of communications equipment to cable and telecom companies. A pause in capital spending by their top customers ahead of a shift in cable infrastructure architecture combined with delays in getting telecom wireless equipment certified has led to an air pocket in the company’s revenues and increased uncertainty around the timing and trajectory of a recovery in revenues moving forward.
McDermott International, Inc. (long) – McDermott is an engineering, procurement and construction company with a share price that looks very attractive to us on balance over the next couple of years. However, as McDermott takes additional charges as it moves towards completion of poorly bid LNG projects acquired via their purchase of Chicago Bridge & Iron, the stock price will likely remain volatile in the near-term as it has been through the first half of our fiscal year.

4  |  Semi-Annual Report

Letter to Shareholders, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
Activision Blizzard, Inc. (long) – Activision is a leading publisher and developer of video games. After a weak fourth quarter of 2018, Activision shares continued to adjust to lower forward revenue and earnings estimates throughout the first quarter of 2019. Additionally, competitor EA launched APEX Legends during the quarter further fueling concern surrounding competition from the battle royale genre.
We remain bullish (or bearish) about the prospects for our portfolio given our in-depth understanding of the businesses we own long (or sell short). Of course, timing doesn’t always flatter returns, but we are excited about what’s to come.
Thank you for investing alongside us in the Thornburg Long/Short Equity Fund.

Connor Browne, cfa Portfolio Manager Managing Director	Bimal Shah, cfa Portfolio Manager Managing Director
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Semi-Annual Report  |  5

Performance Summary
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class I Shares (Incep: 12/30/16)	1.82%	8.34%	5.29%	10.79%	6.72%
S&P 500 Index	9.50%	13.51%	10.91%	15.92%	8.98%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Due to the Fund’s relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are generally not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: I shares, 2.82%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Performance prior to 12/30/2016 is from the predecessor fund, which was managed in a materially equivalent manner to the Thornburg Long/Short Equity Fund. The predecessor fund was not a registered mutual fund and was not subject to the same investment restrictions as the Long/Short Equity Fund. If the predecessor fund had been registered under the 1940 Act, the performance may have been different.

Glossary
The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

6  |  Semi-Annual Report

Fund Summary
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
The Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. While the Fund normally expects to invest a larger portion of its portfolio in long positions than short positions, the Fund expects to invest a significant portion of its assets in short positions.
SECTOR EXPOSURE
Health Care	11.3%
Financials	10.9%
Communication Services	6.2%
Materials	5.3%
Energy	2.9%
Consumer Discretionary	0.8%
Information Technology	0.6%
Consumer Staples	-0.7%
Industrials	-2.2%
Real Estate	-2.8%
Other Assets Less Liabilities	67.8%
PORTFOLIO EXPOSURE
	1Q19	4Q18
Gross Long	105.4%	118.6%
Gross Short	-72.8%	-79.9%
Net Equity	32.6%	38.7%

ASSETS BY GEOGRAPHY
	Long	Short
United States	59.3%	40.7%
Ex-U.S	58.4%	41.6%

TOP TEN LONG HOLDINGS
Gilead Sciences, Inc.	5.5%
Thermo Fisher Scientific, Inc.	4.7%
Comcast Corp. Class A	4.7%
Alphabet, Inc. Class C	4.4%
US Foods Holding Corp.	4.3%
Nomad Foods Ltd.	4.0%
Assured Guaranty Ltd.	4.0%
CarMax, Inc.	3.9%
Oaktree Capital Group, LLC	3.8%
Alkermes plc	3.7%

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
Semi-Annual Report  |  7

Schedule of Investments
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Common Stock — 104.9%
	Capital Goods — 2.7%
	Electrical Equipment — 2.7%
[a]	Vestas Wind Systems A/S	67,873	$ 5,710,984
			5,710,984
	Consumer Durables & Apparel — 0.9%
	Household Durables — 0.9%
[b]	Mohawk Industries, Inc.	15,932	2,009,822
			2,009,822
	Consumer Services — 5.3%
	Hotels, Restaurants & Leisure — 5.3%
[a]	Galaxy Entertainment Group Ltd.	629,100	4,283,517
[a]	Starbucks Corp.	92,377	6,867,306
			11,150,823
	Diversified Financials — 10.6%
	Capital Markets — 5.0%
	Apollo Global Management, LLC, Class A	87,072	2,459,784
	Oaktree Capital Group, LLC	163,420	8,113,803
	Consumer Finance — 3.7%
	Capital One Financial Corp.	44,844	3,663,307
	Navient Corp.	358,274	4,145,230
	Mortgage Real Estate Investment Trusts — 1.9%
	PennyMac Mortgage Investment Trust	196,686	4,073,367
			22,455,491
	Energy — 2.9%
	Oil, Gas & Consumable Fuels — 2.9%
	Teekay LNG Partners L.P.	417,309	6,242,943
			6,242,943
	Food & Staples Retailing — 4.3%
	Food & Staples Retailing — 4.3%
[a,b]	US Foods Holding Corp.	263,869	9,211,667
			9,211,667
	Food, Beverage & Tobacco — 4.0%
	Food Products — 4.0%
[b]	Nomad Foods Ltd.	411,984	8,425,073
			8,425,073
	Healthcare Equipment & Services — 3.5%
	Health Care Equipment & Supplies — 3.5%
	Medtronic plc	80,954	7,373,290
			7,373,290
	Insurance — 4.0%
	Insurance — 4.0%
[a]	Assured Guaranty Ltd.	188,715	8,384,607
			8,384,607
	Materials — 5.3%
	Chemicals — 2.3%
	Huntsman Corp.	215,800	4,853,342
	Containers & Packaging — 3.0%
[b]	Crown Holdings, Inc.	115,930	6,326,300
			11,179,642
	Media & Entertainment — 19.1%
	Entertainment — 6.6%
[a]	Activision Blizzard, Inc.	111,124	5,059,476
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Lions Gate Entertainment Corp., Class B	312,773	$ 4,722,872
[a,b]	Ubisoft Entertainment S.A.	47,926	4,266,473
	Interactive Media & Services — 7.8%
[a,b]	Alphabet, Inc., Class C	7,981	9,364,187
[a,b]	Zillow Group, Inc., Class C	205,694	7,145,810
	Media — 4.7%
[a]	Comcast Corp., Class A	246,073	9,837,999
			40,396,817
	Pharmaceuticals, Biotechnology & Life Sciences — 16.7%
	Biotechnology — 9.2%
[b]	Alkermes plc	210,952	7,697,638
[a]	Gilead Sciences, Inc.	179,754	11,685,808
	Life Sciences Tools & Services — 4.7%
[a]	Thermo Fisher Scientific, Inc.	36,428	9,971,072
	Pharmaceuticals — 2.8%
[a]	Allergan plc	40,981	6,000,028
			35,354,546
	Retailing — 10.2%
	Internet & Direct Marketing Retail — 6.3%
[b]	Alibaba Group Holding Ltd. Sponsored ADR	31,413	5,731,302
[a,b]	Amazon.com, Inc.	2,509	4,467,901
[a]	Expedia Group, Inc.	26,320	3,132,080
	Specialty Retail — 3.9%
[a,b]	CarMax, Inc.	118,641	8,281,142
			21,612,425
	Software & Services — 5.8%
	Information Technology Services — 2.7%
[a]	Cognizant Technology Solutions Corp., Class A	77,193	5,592,633
	Software — 3.1%
[a]	SS&C Technologies Holdings, Inc.	104,364	6,646,943
			12,239,576
	Technology Hardware & Equipment — 4.1%
	Communications Equipment — 1.3%
[b]	Casa Systems, Inc.	341,921	2,837,944
	Technology Hardware, Storage & Peripherals — 2.8%
[a,b]	Pure Storage, Inc., Class A	268,092	5,841,725
			8,679,669
	Transportation — 5.5%
	Air Freight & Logistics — 3.5%
[a]	United Parcel Service, Inc., Class B	64,974	7,260,195
	Airlines — 2.0%
	Alaska Air Group, Inc.	76,400	4,287,568
			11,547,763
	Total Common Stock (Cost $205,769,143)		221,975,138
	Total Long-Term Investments — 104.9% (Cost $205,769,143)		221,975,138
	Short-Term Investments — 19.9%
[c]	Thornburg Capital Management Fund	4,197,446	41,974,458
	Total Short-Term Investments (Cost $41,974,458)		41,974,458
	Liabilities Net of Other Assets — (24.8)%		(52,380,797)
	Common Stock Sold Short — (72.6)%
	Banks — (0.9)%
	Banks — (0.9)%
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Westamerica Bancorporation	(30,509)	$ (1,885,456)
			(1,885,456)
	Capital Goods — (7.4)%
	Electrical Equipment — (2.1)%
[b]	Generac Holdings, Inc.	(87,643)	(4,489,951)
	Machinery — (2.2)%
	Snap-on, Inc.	(28,695)	(4,491,341)
	Trading Companies & Distributors — (3.1)%
	GATX Corp.	(60,655)	(4,632,223)
	WW Grainger, Inc.	(6,499)	(1,955,744)
			(15,569,259)
	Commercial & Professional Services — (3.0)%
	Professional Services — (3.0)%
[b]	FTI Consulting, Inc.	(65,437)	(5,026,870)
[b]	TriNet Group, Inc.	(21,363)	(1,276,226)
			(6,303,096)
	Consumer Durables & Apparel — (4.8)%
	Leisure Products — (3.5)%
[b]	Spin Master Corp.	(138,122)	(3,865,576)
[b]	YETI Holdings, Inc.	(116,131)	(3,512,963)
	Textiles, Apparel & Luxury Goods — (1.3)%
[b]	Crocs, Inc.	(111,500)	(2,871,125)
			(10,249,664)
	Consumer Services — (6.4)%
	Diversified Consumer Services — (2.4)%
[b]	Chegg, Inc.	(83,406)	(3,179,437)
	H&R Block, Inc.	(75,400)	(1,805,076)
	Hotels, Restaurants & Leisure — (4.0)%
	Brinker International, Inc.	(97,783)	(4,339,609)
	Cracker Barrel Old Country Store, Inc.	(25,455)	(4,113,783)
			(13,437,905)
	Diversified Financials — (2.8)%
	Capital Markets — (2.4)%
	FactSet Research Systems, Inc.	(20,678)	(5,133,727)
	Consumer Finance — (0.4)%
[b]	Credit Acceptance Corp.	(1,646)	(743,877)
			(5,877,604)
	Food & Staples Retailing — (4.2)%
	Food & Staples Retailing — (4.2)%
[b]	Chefs’ Warehouse, Inc.	(104,800)	(3,254,040)
	Colruyt S.A.	(76,651)	(5,666,298)
			(8,920,338)
	Food, Beverage & Tobacco — (2.4)%
	Beverages — (2.4)%
[b]	Boston Beer Co., Inc., Class A	(17,267)	(5,089,103)
			(5,089,103)
	Healthcare Equipment & Services — (6.5)%
	Health Care Equipment & Supplies — (2.3)%
	DiaSorin S.p.A.	(48,556)	(4,885,753)
	Health Care Technology — (4.2)%
	Computer Programs & Systems, Inc.	(171,269)	(5,084,977)
[b]	Inovalon Holdings, Inc., Class A	(303,815)	(3,776,420)
			(13,747,150)
	Household & Personal Products — (2.4)%
	Household Products — (2.4)%
10   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
		SHARES	VALUE
	Church & Dwight Co., Inc.	(70,364)	$ (5,012,028)
			(5,012,028)
	Media & Entertainment — (8.3)%
	Entertainment — (2.5)%
[b]	Tencent Music Entertainment Group ADR	(292,430)	(5,292,983)
	Interactive Media & Services — (1.8)%
[b]	TripAdvisor, Inc.	(75,914)	(3,905,776)
	Media — (4.0)%
[b]	Discovery, Inc., Class A	(152,913)	(4,131,709)
	New York Times Co., Class A	(132,000)	(4,336,200)
			(17,666,668)
	Pharmaceuticals, Biotechnology & Life Sciences — (2.4)%
	Pharmaceuticals — (2.4)%
	Shionogi & Co. Ltd.	(81,730)	(5,052,909)
			(5,052,909)
	Real Estate — (2.8)%
	Equity Real Estate Investment Trusts — (2.3)%
	Extra Space Storage, Inc.	(47,675)	(4,858,559)
	Real Estate Management & Development — (0.5)%
[b]	Redfin Corp.	(56,672)	(1,148,742)
			(6,007,301)
	Retailing — (4.5)%
	Specialty Retail — (4.5)%
	Foot Locker, Inc.	(75,245)	(4,559,847)
[b]	Murphy USA, Inc.	(57,650)	(4,935,993)
			(9,495,840)
	Software & Services — (9.3)%
	Information Technology Services — (2.5)%
	Paychex, Inc.	(65,483)	(5,251,736)
	Software — (6.8)%
[b]	Alarm.com Holdings, Inc.	(72,892)	(4,730,691)
[b]	Manhattan Associates, Inc.	(92,390)	(5,091,613)
[b]	Teradata Corp.	(105,774)	(4,617,035)
			(19,691,075)
	Telecommunication Services — (4.5)%
	Diversified Telecommunication Services — (4.5)%
	AT&T, Inc.	(149,642)	(4,692,773)
	Cogent Communications Holdings, Inc.	(89,543)	(4,857,708)
			(9,550,481)
	Total Common Stock Sold Short (Proceeds $139,451,990)		(153,555,877)
	Exchange-Traded Funds Sold Short — (0.0)%
	Direxion Daily Developed Markets Bear 3X	(550)	(7,386)
	Direxion Daily Emerging Markets Bear 3X	(919)	(40,298)
	Direxion Daily Energy Bear 3X	(535)	(21,218)
	Direxion Daily Financial Bear 3X	(3,601)	(34,029)
	Direxion Daily S&P 500 Bear 3X	(266)	(5,549)
	Direxion Daily Semiconductors Bear 3x	(66)	(434)
	Direxion Daily Small Cap Bear 3X	(255)	(2,512)
	ProShares UltraPro Short QQQ	(221)	(2,248)
	Total Exchange-Traded Funds Sold Short (Proceeds $4,138,776)		(113,674)
	Total Securities Sold Short (Proceeds $143,590,766)		$(153,669,551)
	Net Assets — 100.0%		$ 211,568,799
Semi-Annual Report  |  11

Schedule of Investments, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
Footnote Legend
a	All or a portion of the security is pledged as collateral for securities sold short. At March 31, 2019, the value of securities pledged was $88,625,195. An additional $100,919,424 in cash has been segregated for collateral on securities sold short.
b	Non-income producing.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
See notes to financial statements.
12  |  Semi-Annual Report

Statement of Assets and Liabilities
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $205,769,143)	$ 221,975,138
Non-controlled affiliated issuer (cost $41,974,458)	41,974,458
Cash segregated as collateral on securities sold short	100,919,424
Receivable for investments sold	4,890,912
Receivable for fund shares sold	731,534
Dividends receivable	222,093
Dividend and interest reclaim receivable	910
Prepaid expenses and other assets	30,602
Total Assets	370,745,071
Liabilities
Securities sold short (proceeds $143,590,766)	153,669,551
Payable for investments purchased	4,885,074
Payable for fund shares redeemed	154,960
Payable to investment advisor and other affiliates (Note 4)	237,140
Payable for short sale financing	65,237
Accounts payable and accrued expenses	85,112
Dividends payable for short sales	79,198
Total Liabilities	159,176,272
Net Assets	$ 211,568,799
NET ASSETS CONSIST OF
Distributable earnings	$ 8,780,107
Net capital paid in on shares of beneficial interest	202,788,692
$ 211,568,799
NET ASSET VALUE
Class I Shares:
Net asset value, offering and redemption price per share ($211,568,799 applicable to 19,251,416 shares of beneficial interest outstanding - Note 5)	$ 10.99
See notes to financial statements.
Semi-Annual Report  |  13

Statement of Operations
Thornburg Long/Short Equity Fund  |  Six Months Ended March 31, 2019 (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $5)	$ 1,498,840
Non-controlled affiliated issuer	534,661
Interest income	674,077
Total Income	2,707,578
EXPENSES
Investment advisory fees (Note 4)	1,221,928
Administration fees (Note 4)
Class I Shares	85,783
Transfer agent fees
Class I Shares	23,680
Registration and filing fees
Class I Shares	12,056
Dividend expense on securities sold short	881,566
Short sale financing fees	456,054
Custodian fees (Note 2)	18,200
Professional fees	29,570
Trustee and officer fees (Note 4)	5,176
Other expenses	20,929
Total Expenses	2,754,942
Net Investment Loss	$ (47,364)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments
Long positions	208,341
Short positions	5,208,710
Foreign currency transactions	(5,740)
5,411,311
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments
Long positions	(7,461,772)
Short positions	1,690,147
Foreign currency translations	(46)
(5,771,671)
Net Realized and Unrealized Loss	(360,360)
Net Decrease in Net Assets Resulting from Operations	$ (407,724)
See notes to financial statements.
14  |  Semi-Annual Report

Statements of Changes in Net Assets
Thornburg Long/Short Equity Fund
	Six Months Ended March 31, 2019*	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment loss	$ (47,364)	$ (1,104,589)
Net realized gain (loss) on investments and foreign currency transactions	5,411,311	9,092,978
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(5,771,671)	(1,657,155)
Net Increase (Decrease) in Net Assets Resulting from Operations	(407,724)	6,331,234
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(8,099,318)	(2,992,574)
FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	16,272,172	120,726,370
Net Increase in Net Assets	7,765,130	124,065,030
NET ASSETS
Beginning of Period	203,803,669	79,738,639
End of Period	$ 211,568,799	$ 203,803,669

*	Unaudited.
See notes to financial statements.
Semi-Annual Report  |  15

Statement of Cash Flows
Thornburg Long/Short Equity Fund  |  Six Months Ended March 31, 2019 (Unaudited)
Cash Flows from Operating Activities:
Net change in net assets resulting from operations	$ (407,724)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(104,064,414)
Payments to cover securities sold short	(48,816,900)
Proceeds from disposition of investments in securities	86,679,049
Proceeds from securities sold short	70,570,033
Purchases of short term investments, net	14,674,160
Net realized (gain) loss:
Investment transactions	(208,341)
Short sales	(5,208,710)
Net unrealized (gain) loss:
Investments	7,461,772
Short sales	(1,690,147)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash segregated as collateral on securities sold short	(27,065,309)
Dividend and interest receivable	(48,333)
Prepaid expenses and other assets	(14,504)
Increase (decrease) in liabilities:
Payable for short sale financing	(19,667)
Payable for dividends on short sales	(84,277)
Payable to investment adviser	19,610
Accrued expenses and other payables	26,171
Net cash used in operating activities	$ (8,197,531)
Cash Flows from Financing Activities:
Fund shares sold	$ 65,340,774
Fund shares redeemed	(56,556,728)
Fund distributions paid and not reinvested	(586,515)
Net cash received from financing activities	$ 8,197,531
Net increase in cash during the period	$ -
Cash and foreign currency, beginning of period:	$ -
Cash and foreign currency, end of period:	$ -
Non-cash Activities:
Reinvestment of Fund distributions	7,512,803
See notes to financial statements.
16  |  Semi-Annual Report

Notes to Financial Statements
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Long/Short Equity Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.
The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including administration fees, transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Restricted Cash: As of March 31, 2019, the Fund has restricted cash in the amount of $100,919,424. The restricted cash represents collateral pledged in relation to short sale securities. The carrying value of the restricted cash approximates fair value.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations. For securities sold short, the Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. These amounts, if applicable, are included in Dividend expense on securities sold short on the Statement of Operations. Interest income, if applicable, is comprised of credits which exceeded prime brokerage fees.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Short Sales: A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in Short sale financing fees on the Statement of Operations. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
the borrowed security. Short sales held by the Fund during the six month period were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the six month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
18  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
Cost of investments for tax purposes	$ 104,152,835
Gross unrealized appreciation on a tax basis	32,896,169
Gross unrealized depreciation on a tax basis	(26,768,959)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 6,127,210
At March 31, 2019, the Fund had deferred tax basis late-year ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $1,085,520. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had deferred tax basis late-year specified ordinary losses occurring subsequent to October 31, 2017 through September 30, 2018 of $6,977. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
At March 31, 2019, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2017 through September 30, 2018 of $220,974. For tax purposes, such losses will be recognized in the year ending September 30, 2019.
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
20  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 221,975,138	$ 221,975,138	$ —	$ —
Short-Term Investments	41,974,458	41,974,458	—	—
Total Investments in Securities	$ 263,949,596	$ 263,949,596	$ —	$ —
Total Assets	$ 263,949,596	$ 263,949,596	$ —	$ —
Liabilities
Investment in Securities Sold Short*
Common Stock	$ (153,555,877)	$ (153,555,877)	$ —	$ —
Exchange-Traded Funds	(113,674)	(113,674)	—	—
Total Investment in Securities Sold Short	$ (153,669,551)	$ (153,669,551)	$ —	$ —
Total Liabilities	$ (153,669,551)	$ (153,669,551)	$ —	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between Level 1 and Level 2 for the six months ended March 31, 2019.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	1.250%
Next $500 million	1.200
Next $1 billion	1.150
Over $2 billion	1.100
The Fund’s effective management fee for the six months ended March 31, 2019 was 1.25% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2019, are set forth in the Statement of Operations.
Semi-Annual Report  |  21

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 23.37%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$56,648,618	$103,874,256	$(118,548,416)	$-	$-	$41,974,458	$534,661
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	SIX MONTHS ENDED March 31, 2019 (UNAUDITED)		YEAR ENDED September 30, 2018 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	6,243,824	$ 65,429,140	11,071,577	$ 127,384,872
Shares issued to shareholders in reinvestment of dividends	716,187	7,512,803	257,814	2,915,877
Shares repurchased	(5,364,401)	(56,669,771)	(834,836)	(9,574,379)
Net increase	1,595,610	$ 16,272,172	10,494,555	$ 120,726,370
NOTE 6 – INVESTMENT TRANSACTIONS
For the six months ended March 31, 2019, the Fund had purchase and sale transactions of long investments of $108,328,652 and $87,216,841, respectively, and cover and sale transactions of securities sold short of $48,816,900 and $70,570,033, respectively (excluding short term investments).
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the six months ended March 31, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
22   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, non-diversification risk, derivatives risk, credit risk, interest rate risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  23

Financial Highlights
Thornburg Long/Short Equity Fund
	Per Share Performance (For a Share Outstanding throughout the Period)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I
2019 (d)	$ 11.54	— (e)	(0.08)	(0.08)	—	(0.47)	(0.47)	$ 10.99
2018	$ 11.13	(0.08)	0.83	0.75	—	(0.34)	(0.34)	$ 11.54
2017 (h)	$ 10.00	(0.13)	1.26	1.13	—	—	—	$ 11.13

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2019, 2018 and 2017 would have been 1.45%, 1.48% and 1.45%, respectively.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2019, 2018 and 2017 would have been 1.45%, 1.48% and 1.81%, respectively.
(c)	Not annualized for periods less than one year.
(d)	Unaudited Six Month Period Ended March 31.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Annualized.
(g)	The amounts reported for periods prior to the period ending March 31, 2019 have been revised to include certain expenses and fees in connection with investments in short positions in order to conform to current year presentation. The amounts reported in 2018 and 2017 were 1.48% and 1.45%, respectively.
(h)	Fund commenced operations on December 30, 2016.
+	Based on weighted average shares outstanding.
See notes to financial statements.
24  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Long/Short Equity Fund
Ratios to Average Net Assets			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Period (Thousands)

(0.05) (f)	2.82 (f)	2.82 (f)	(0.47)	38.77	$ 211,569
(0.74)	2.82 (g)	2.82	6.83	65.72	$ 203,804
(1.56) (f)	3.42 (f)(g)	3.78 (f)	11.30	61.69	$ 79,739
Semi-Annual Report  |  25

Expense Example
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS I SHARES
Actual	$1,000.00	$ 995.28	$14.03
Hypothetical*	$1,000.00	$1,010.87	$14.14

†	Expenses are equal to the annualized expense ratio for each class (I: 2.82%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
26  |  Semi-Annual Report

Other Information
Thornburg Long/Short Equity Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
Semi-Annual Report  |  27

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
28  |  Semi-Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Semi-Annual Report  |  29

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30  |  Semi-Annual Report

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Semi-Annual Report  |  31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3932

Semi-Annual Report
March 31, 2019
Commencement Date: March 1, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to thornburg.com/edelivery.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 800.847.0200 or your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

,
##External*Document*Content##667
2  |

Thornburg Summit Fund
Semi-Annual Report  |  March 31, 2019

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	TSUMX	885-216-580
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Portfolios investing in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Semi-Annual Report  |  3

Fund Summary
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
OBJECTIVES AND STRATEGIES
The Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. While the Fund seeks to achieve its goal over a variety of different market environments by selecting investments from a range of asset classes, the value of an investment in the Fund will fluctuate and the Fund may not achieve its goal in every environment or in all environments. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents. There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
With respect to its equity investments, the Fund may invest in any stock or equity security, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, partnership interests, publicly traded real estate investment trusts, and shares in exchange traded funds. The Fund may invest in companies of any size. The Fund’s portfolio may include investments in United States issuers and the securities of issuers domiciled outside the United States, including developing countries. The relative proportions of the Fund’s U.S. and foreign investments will vary over time depending upon Thornburg’s view of specific investment opportunities and macroeconomic factors.
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Financials	20.9%
Information Technology	18.9%
Consumer Discretionary	12.6%
Health Care	10.8%
Consumer Staples	10.3%
Industrials	9.7%
Communication Services	5.6%
Energy	5.0%
Materials	3.1%
Utilities	3.1%

COUNTRY EXPOSURE * (percent of Fund)
United States	63.1%
United Kingdom	3.1%
France	2.9%
Switzerland	2.7%
Hong Kong	2.4%
Italy	2.3%
Germany	1.9%
Japan	1.5%
Netherlands	1.4%
China	1.3%
Ireland	0.9%
India	0.8%
Brazil	0.7%
Mexico	0.7%
Argentina	0.5%
Indonesia	0.5%
Taiwan	0.5%
Russian Federation	0.5%
Other Assets Less Liabilities	12.2%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.

TOP TEN LONG HOLDINGS
Alphabet, Inc. Class A	2.0%
CME Group, Inc.	1.9%
Unilever N.V.	1.8%
Visa, Inc. Class A	1.8%
LVMH Moet Hennessy Louis Vuitton SE	1.7%
Hopewell Holdings Ltd.	1.6%
Amazon.com, Inc.	1.5%
JPMorgan Chase & Co.	1.4%
Starbucks Corp.	1.3%
Novartis AG	1.3%

There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
4   |  Semi-Annual Report

Schedule of Investments
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 48.3%
	Banks — 3.7%
	Banks — 3.7%
	Bank Rakyat Indonesia Persero Tbk PT	428,100	$ 123,860
	Grupo Financiero Banorte SAB de C.V.	22,261	120,937
	HDFC Bank Ltd. ADR	1,705	197,627
[a]	JPMorgan Chase & Co.	3,207	324,645
	Sberbank of Russia PJSC Sponsored ADR	9,284	123,106
			890,175
	Capital Goods — 2.8%
	Aerospace & Defense — 1.2%
	Lockheed Martin Corp.	1,013	304,062
	Industrial Conglomerates — 1.6%
	Hopewell Holdings Ltd.	77,500	381,085
			685,147
	Commercial & Professional Services — 0.7%
	Professional Services — 0.7%
	SGS S.A.	65	161,758
			161,758
	Consumer Durables & Apparel — 2.2%
	Household Durables — 0.5%
	Sony Corp.	2,779	116,471
	Textiles, Apparel & Luxury Goods — 1.7%
	LVMH Moet Hennessy Louis Vuitton SE	1,159	426,305
			542,776
	Consumer Services — 1.8%
	Diversified Consumer Services — 0.5%
[b]	TAL Education Group ADR	3,375	121,770
	Hotels, Restaurants & Leisure — 1.3%
[a]	Starbucks Corp.	4,219	313,641
			435,411
	Diversified Financials — 5.2%
	Capital Markets — 3.8%
[a]	CME Group, Inc.	2,842	467,736
	Deutsche Boerse AG	2,132	273,357
	Hong Kong Exchanges & Clearing Ltd.	5,429	189,221
	Consumer Finance — 0.9%
	Capital One Financial Corp.	2,723	222,442
	Diversified Financial Services — 0.5%
	AXA Equitable Holdings, Inc.	5,589	112,562
			1,265,318
	Energy — 2.1%
	Oil, Gas & Consumable Fuels — 2.1%
[a]	Enterprise Products Partners L.P.	4,150	120,765
	Petroleo Brasileiro S.A. Sponsored ADR	10,169	161,890
	Royal Dutch Shell plc	6,959	218,754
			501,409
	Food & Staples Retailing — 1.9%
	Food & Staples Retailing — 1.9%
[a,b]	US Foods Holding Corp.	4,856	169,523
[a]	Walgreens Boots Alliance, Inc.	4,698	297,242
			466,765
	Healthcare Equipment & Services — 1.3%
Semi-Annual Report  |  5

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Health Care Equipment & Supplies — 1.3%
[b]	Boston Scientific Corp.	7,851	$ 301,321
			301,321
	Household & Personal Products — 2.3%
	Personal Products — 2.3%
	Kose Corp.	694	127,303
	Unilever N.V.	7,569	439,640
			566,943
	Insurance — 0.5%
	Insurance — 0.5%
	Assured Guaranty Ltd.	2,661	118,228
			118,228
	Materials — 1.3%
	Chemicals — 0.5%
	OCI N.V.	4,424	121,584
	Metals & Mining — 0.8%
	Glencore plc	45,345	187,780
			309,364
	Media & Entertainment — 4.0%
	Interactive Media & Services — 2.8%
[a,b]	Alphabet, Inc. Class A	421	495,471
	Tencent Holdings Ltd.	4,100	188,549
	Media — 1.2%
[a]	Comcast Corp. Class A	7,046	281,699
			965,719
	Pharmaceuticals, Biotechnology & Life Sciences — 3.7%
	Biotechnology — 1.2%
[a]	Gilead Sciences, Inc.	4,386	285,134
	Pharmaceuticals — 2.5%
	Novartis AG	3,230	310,690
[a]	Pfizer, Inc.	7,109	301,919
			897,743
	Retailing — 3.5%
	Internet & Direct Marketing Retail — 3.5%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	1,052	191,938
[a,b]	Amazon.com, Inc.	203	361,492
	Expedia Group, Inc.	1,471	175,049
[b]	MercadoLibre, Inc.	248	125,917
			854,396
	Semiconductors & Semiconductor Equipment — 0.5%
	Semiconductors & Semiconductor Equipment — 0.5%
[a]	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	3,016	123,535
			123,535
	Software & Services — 6.3%
	Information Technology Services — 3.1%
[a,b]	PayPal Holdings, Inc.	1,683	174,763
[a]	Visa, Inc. Class A	2,795	436,551
[a,b]	Worldpay, Inc. Class A	1,118	126,893
	Software — 3.2%
[a]	Microsoft Corp.	2,554	301,219
[b]	Palo Alto Networks, Inc.	743	180,460
	SAP SE	1,511	174,581
[a,b]	ServiceNow, Inc.	495	122,012
			1,516,479
6   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Technology Hardware & Equipment — 1.1%
	Electronic Equipment, Instruments & Components — 1.1%
	Keyence Corp.	407	$ 253,278
			253,278
	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
	Orange S.A.	16,247	264,264
			264,264
	Transportation — 1.0%
	Transportation Infrastructure — 1.0%
	Atlantia SPA	9,410	243,731
			243,731
	Utilities — 1.3%
	Electric Utilities — 1.3%
	Enel S.p.A.	48,030	307,318
			307,318
	Total Common Stock (Cost $11,457,553)		11,671,078
	Asset Backed Securities — 9.1%
	Asset-Backed - Finance & Insurance — 1.1%
[c,d]	SBA Tower Trust, 3.869%, 10/15/2049	$ 30,000	30,544
[c]	Sierra Timeshare Receivables Funding, LLC, Series 2019-1A Class A, 3.20%, 1/20/2036	100,000	100,450
[c]	Sofi Consumer Loan Program, LLC, Series 2017-5 Class A1, 2.14%, 9/25/2026	121,093	120,775
			251,769
	Auto Receivables — 1.2%
[e]	CarMax Auto Owner Trust, Series 2017-4 Class A2B 2.614% (LIBOR 1 Month + 0.13%), 4/15/2021	12,225	12,223
[c]	Chesapeake Funding II, LLC, Series 2016-2A Class A1 1.88%, 6/15/2028	112,416	112,045
[c]	CIG Auto Receivables Trust, Series 2017-1A Class A, 2.71%, 5/15/2023	27,807	27,732
[c]	CPS Auto Receivables Trust, Series 2014-B Class D 4.62%, 5/15/2020	100,000	100,158
	Toyota Auto Receivables,
	1.14%, 8/17/2020	13,764	13,708
	Series 2016-D Class A3, 1.23%, 10/15/2020	22,860	22,757
			288,623
	Other Asset Backed — 5.0%
[c]	Avant Loans Funding Trust, Series 2019-A Class A, 3.48%, 7/15/2022	150,000	149,990
[c]	AXIS Equipment Finance Receivables VI, LLC, Series 2018-2A Class A2, 3.89%, 7/20/2022	150,000	150,626
[c]	Consumer Loan Underlying Bond Credit Trust, Series 2019-A Class A, 3.52%, 4/15/2026	94,770	94,769
[c]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70%, 1/21/2031	77,415	78,630
[c,f]	ECAF I Ltd., Series 2015-1A Class A2, 4.947%, 6/15/2040	227,833	229,161
[c]	Foundation Finance Trust, Series 2019-1A Class A, 3.86%, 11/15/2034	200,000	199,969
[c,g,h,i]	Homeward Opportunities Fund I Trust, Series 2019-1 Class A1, 3.454%, 1/25/2059	175,000	174,998
[c,d]	SBA Tower Trust, Series 2014-1A Class C, 2.898%, 10/15/2044	120,000	119,862
			1,198,005
	Residential MTG Trust — 0.9%
	JPMorgan Mortgage Trust,
[c,h]	Series 2017-6 Class A5, 3.50%, 12/25/2048	73,988	74,226
[c,h]	Series 2018-6 Class 1A4, 3.50%, 12/25/2048	26,788	26,811
[c,h]	New Residential Mortgage Loan Trust CMO, 3.60%, 4/25/2049	120,000	120,568
			221,605
	Student Loan — 0.2%
[c]	SoFi Professional Loan Program, LLC, Series 2015-B Class A2, 2.51%, 9/27/2032	55,301	54,853
			54,853
	Whole Loan Collateral CMO — 0.7%
[c,h]	Angel Oak Mortgage Trust I, LLC, Series 2019-2 Class A1 3.628%, 3/25/2049	175,000	174,942
			174,942
Semi-Annual Report  |  7

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Total Asset Backed Securities (Cost $2,188,648)		2,189,797
	Corporate Bonds — 10.4%
	Automobiles & Components — 0.7%
	Automobiles — 0.7%
[e]	American Honda Finance Corp. 3.153% (LIBOR 3 Month + 0.47%), 11/16/2022	$ 175,000	$ 174,285
			174,285
	Commercial & Professional Services — 1.1%
	Commercial Services & Supplies — 0.7%
[c]	Nielsen Finance, LLC / Nielsen Finance Co., 5.00%, 4/15/2022	120,000	118,500
[c]	ServiceMaster Co., LLC, 5.125%, 11/15/2024	50,000	50,187
	Leisure Products — 0.4%
	Mattel, Inc., 2.35%, 8/15/2021	100,000	94,250
			262,937
	Diversified Financials — 2.4%
	Consumer Finance — 0.2%
[c]	FirstCash, Inc., 5.375%, 6/1/2024	50,000	51,125
	Diversified Financial Services — 2.2%
	Bank of America Corp. MTN, 4.20%, 8/26/2024	40,000	41,399
[e,f]	Barclays plc 4.807% (LIBOR 3 Month + 2.11%), 8/10/2021	200,000	203,821
[e]	Goldman Sachs Group, Inc., 3.875% (LIBOR 3 Month + 1.11%), 4/26/2022	130,000	130,696
[e]	JPMorgan Chase & Co., 4.106% (LIBOR 3 Month + 1.48%), 3/1/2021	140,000	142,603
			569,644
	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
[c]	Citgo Holding, Inc., 10.75%, 2/15/2020	100,000	102,520
			102,520
	Food, Beverage & Tobacco — 0.5%
	Tobacco — 0.5%
[c]	Vector Group Ltd., 10.50%, 11/1/2026	125,000	117,812
			117,812
	Household & Personal Products — 0.5%
	Personal Products — 0.5%
	Edgewell Personal Care Co., 4.70%, 5/24/2022	120,000	120,600
			120,600
	Insurance — 1.5%
	Insurance — 1.5%
[c,j]	Jackson National Life Global Funding, 3.25%, 1/30/2024	225,000	226,156
[c,e]	Metropolitan Life Global Funding, 3.00% (SOFR + 0.57%), 9/7/2020	150,000	149,999
			376,155
	Materials — 0.4%
	Paper & Forest Products — 0.4%
[c]	Neenah, Inc., 5.25%, 5/15/2021	100,000	99,750
			99,750
	Pharmaceuticals, Biotechnology & Life Sciences — 0.4%
	Pharmaceuticals — 0.4%
[e,f]	AstraZeneca plc, 3.348% (LIBOR 3 Month + 0.67%), 8/17/2023	100,000	99,476
			99,476
	Real Estate — 1.1%
	Equity Real Estate Investment Trusts — 1.1%
	American Tower Corp., 3.375%, 5/15/2024	50,000	50,352
	CoreCivic, Inc. 4.75%, 10/15/2027	80,000	68,050
	Hospitality Properties Trust, 4.95%, 2/15/2027	40,000	39,652
8   |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Hudson Pacific Properties L.P., 4.65%, 4/1/2029	$ 100,000	$ 101,872
			259,926
	Software & Services — 0.2%
	Software — 0.2%
[c]	Fair Isaac Corp. 5.25%, 5/15/2026	50,000	51,500
			51,500
	Telecommunication Services — 0.8%
	Wireless Telecommunication Services — 0.8%
	Sprint Communications, Inc., 9.25%, 4/15/2022	160,000	186,400
			186,400
	Transportation — 0.4%
	Airlines — 0.4%
[c]	American Airlines Pass Through Trust, Series 2013-2 Class B, 5.60%, 1/15/2022	90,873	92,236
			92,236
	Total Corporate Bonds (Cost $2,513,434)		2,513,241
	Convertible Bonds — 0.4%
	Diversified Financials — 0.4%
	Capital Markets — 0.4%
	Ares Capital Corp. 4.625%, 3/1/2024	100,000	99,250
			99,250
	Total Convertible Bonds (Cost $98,510)		99,250
	Other Government — 0.1%
	Mexican Bonos 8.00%, 12/7/2023	750,000	38,897
	Total Other Government (Cost $38,746)		38,897
	U.S. Treasury Securities — 19.4%
	United States Treasury Bonds, 5.25%, 2/15/2029	329,000	410,155
	United States Treasury Notes Inflationary Index,
	0.50%, 1/15/2028	1,142,848	1,139,571
	3.625%, 4/15/2028	802,989	1,018,704
	United States Treasury Notes,
	1.375%, 8/31/2020	125,000	123,261
	1.875%, 12/31/2019	1,000,000	995,836
	2.00%, 2/28/2021	582,000	578,704
	2.75%, 2/15/2028	400,000	411,406
	Total U.S. Treasury Securities (Cost $4,622,591)		4,677,637
	Mortgage Backed — 0.5%
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Series 2019-1 Class MA, 3.50%, 7/25/2058	119,239	121,020
	Total Mortgage Backed (Cost $119,922)		121,020
	Exchange-Traded Funds — 5.5%
[a]	Invesco DB Agriculture Fund	14,456	238,091
[a]	Invesco DB Base Metals Fund	14,276	243,263
	iShares MSCI India ETF	6,792	239,418
[a,b]	SPDR Gold Shares	4,916	599,801
	Total Exchange-Traded Funds (Cost $1,312,680)		1,320,573
	Investment Company — 1.0%
[b]	United States Oil Fund L.P.	19,549	244,363
	Total Investment Company (Cost $233,323)		244,363
	Total Long-Term Investments — 94.7% (Cost $22,585,407)		22,875,856
Semi-Annual Report  |  9

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
		SHARES/ PRINCIPAL AMOUNT	VALUE
	Short-Term Investments — 11.8%
[k]	Thornburg Capital Management Fund	285,556	$ 2,855,564
	Total Short-Term Investments (Cost $2,855,564)		2,855,564
	Total Investments — 106.5% (Cost $25,440,971)		$25,731,420
	Liabilities Net of Other Assets — (6.5)%		(1,571,939)
	Common Stock Sold Short — (6.9)%
	Commercial & Professional Services — (0.5)%
	Professional Services — (0.5)%
[b]	FTI Consulting, Inc.	(1,622)	(124,602)
			(124,602)
	Consumer Durables & Apparel — (0.8)%
	Textiles, Apparel & Luxury Goods — (0.8)%
	Crocs, Inc.	(7,188)	(185,091)
			(185,091)
	Consumer Services — (0.7)%
	Hotels, Restaurants & Leisure — (0.7)%
	Brinker International, Inc.	(4,067)	(180,494)
			(180,494)
	Diversified Financials — (0.8)%
	Capital Markets — (0.8)%
	FactSet Research Systems, Inc.	(764)	(189,678)
			(189,678)
	Media & Entertainment — (2.3)%
	Entertainment — (0.8)%
[b]	Tencent Music Entertainment Group ADR	(9,891)	(179,027)
	Media — (1.5)%
[b]	Discovery, Inc., Class A	(6,478)	(175,036)
	New York Times Co., Class A	(5,810)	(190,858)
			(544,921)
	Pharmaceuticals, Biotechnology & Life Sciences — (0.5)%
	Pharmaceuticals — (0.5)%
	Shionogi & Co. Ltd.	(2,000)	(123,649)
			(123,649)
	Retailing — (0.8)%
	Specialty Retail — (0.8)%
	Foot Locker, Inc.	(3,355)	(203,313)
			(203,313)
	Telecommunication Services — (0.5)%
	Diversified Telecommunication Services — (0.5)%
	Cogent Communications Holdings, Inc.	(2,324)	(126,077)
			(126,077)
	Total Common Stock Sold Short (Cost $(1,664,788))		(1,677,825)
	Net Assets — 100.0%		$24,159,481

Footnote Legend
a	All or a portion of the security is pledged as collateral for securities sold short. At March 31, 2019, the value of securities pledged was $2,000,930.
b	Non-income producing.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the aggregate value of these securities in the Fund’s portfolio was $3,200,894, representing 13.25% of the Fund’s net assets.
10  |  Semi-Annual Report

Schedule of Investments, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
d	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2019.
e	Floating Rate Security. Stated interest/floor rate was in effect at March 31, 2019.
f	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
g	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
h	Variable rate coupon, rate shown as of March 31, 2019.
i	When-issued security.
j	Segregated as collateral for a when-issued security.
k	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MTN	Medium-Term Note
SBA	Small Business Administration
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
See notes to financial statements.
Semi-Annual Report  |  11

Statement of Assets and Liabilities
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $22,585,407)	$ 22,875,856
Non-controlled affiliated issuer (cost $2,855,564)	2,855,564
Cash	12,634
Cash denominated in foreign currency (cost $3,311)	3,310
Receivable for investments sold	451,035
Receivable from investment advisor	15,676
Dividends receivable	11,727
Dividend and interest reclaim receivable	1,718
Interest receivable	65,902
Prepaid expenses and other assets	39,010
Total Assets	26,332,432
Liabilities
Securities sold short (proceeds $1,664,788)	1,677,825
Payable for investments purchased	487,822
Payable for short sale financing	887
Accounts payable and accrued expenses	5,623
Dividends payable for short sales	794
Total Liabilities	2,172,951
Net Assets	$ 24,159,481
NET ASSETS CONSIST OF
Distributable earnings	$ 348,773
Net capital paid in on shares of beneficial interest	23,810,708
$ 24,159,481
NET ASSET VALUE
Class I Shares:
Net asset value, offering and redemption price per share ($24,159,481 applicable to 2,370,137 shares of beneficial interest outstanding - Note 5)	$ 10.19
See notes to financial statements.
12   |  Semi-Annual Report

Statement of Operations
Thornburg Summit Fund  |  Period Ended March 31, 2019* (Unaudited)
INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,368)	$ 12,723
Non-controlled affiliated issuer	9,056
Interest income (net of premium amortized of $2,840)	14,934
Total Income	36,713
EXPENSES
Investment advisory fees (Note 4)	10,703
Administration fees (Note 4)
Class I Shares	1,253
Transfer agent fees
Class I Shares	310
Registration and filing fees
Class I Shares	310
Dividend expense on securities sold short	2,171
Short sale financing fees	887
Custodian fees (Note 2)	310
Professional fees	6,355
Trustee and officer fees (Note 4)	62
Organizational and offering costs	22,146
Other expenses	310
Total Expenses	44,817
Less:
Expenses reimbursed by investment advisor (Note 4)	(27,632)
Net Expenses	17,185
Net Investment Income	$ 19,528
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments
Long positions	39,025
Short positions	9,244
Foreign currency transactions	3,574
51,843
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments
Long positions	290,449
Short positions	(13,037)
Foreign currency translations	(10)
277,402
Net Realized and Unrealized Gain	329,245
Net Increase in Net Assets Resulting from Operations	$ 348,773

*	The Fund commenced operations on March 01, 2019.
See notes to financial statements.
Semi-Annual Report  |  13

Statements of Changes in Net Assets
Thornburg Summit Fund
Period Ended March 31, 2019*
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 19,528
Net realized gain (loss) on investments and foreign currency transactions	51,843
Net unrealized appreciation (depreciation) on investments and foreign currency translations	277,402
Net Increase in Net Assets Resulting from Operations	348,773
FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	23,810,708
Net Increase in Net Assets	24,159,481
NET ASSETS
Beginning of Period	0
End of Period	$ 24,159,481

*	For the unaudited period from commencement of operations on March 01, 2019 through March 31, 2019.
See notes to financial statements.
14  |  Semi-Annual Report

Notes to Financial Statements
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
NOTE 1 – ORGANIZATION
Thornburg Summit Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment goal is to seek to grow real wealth over time.
The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including administration fees, transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”). Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income on the Statement of Operations. For securities sold short, the Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. These amounts, if applicable, are included in Dividend expense on securities sold short on the Statement of Operations. Interest income, if applicable, is comprised of credits which exceeded prime brokerage fees.
Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any cash overdraft in excess of $50,000. The interest rate on such overdrafts is set by the custodian and may vary from time to time.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Short Sales: A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in Short sale financing fees on the Statement of Operations. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Fund during the one month period were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
Semi-Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the one month period ended March 31, 2019, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At March 31, 2019, information on the tax components of capital was as follows:
16  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
Cost of investments for tax purposes	$ 23,776,183
Gross unrealized appreciation on a tax basis	415,725
Gross unrealized depreciation on a tax basis	(138,313)
Net unrealized appreciation (depreciation) on investments (tax basis)	$ 277,412
Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.
Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances
Semi-Annual Report  |  17

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by a Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
18  |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
	Fair Value Measurements at March 31, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 11,671,078	$ 11,671,078	$ —	$ —
Asset Backed Securities	2,189,797	—	2,014,799	174,998
Corporate Bonds	2,513,241	—	2,513,241	—
Convertible Bonds	99,250	—	99,250	—
Other Government	38,897	—	38,897	—
U.S. Treasury Securities	4,677,637	4,677,637	—	—
Mortgage Backed	121,020	—	121,020	—
Exchange-Traded Funds	1,320,573	1,320,573	—	—
Investment Company	244,363	244,363	—	—
Short-Term Investments	2,855,564	2,855,564	—	—
Total Investments in Securities	$ 25,731,420	$ 20,769,215	$ 4,787,207	$ 174,998(a)
Total Assets	$ 25,731,420	$ 20,769,215	$ 4,787,207	$ 174,998
Liabilities
Investment in Securities Sold Short
Common Stock	$ (1,677,825)	$ (1,677,825)	$ —	$ —
Total Liabilities	$ (1,677,825)	$ (1,677,825)	$ —	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
(a)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at March 31, 2019.

	FAIR VALUE AT March 31, 2019	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Asset Backed Securities	$ 174,998	Recent trade	Trade price	$99.99865/(N/A)
Total	$174,998

	COMMON STOCK	TOTAL (a)
Beginning Balance 3/1/2019(b)	$ –	$ –
Accrued Discounts (Premiums)	–	–
Net Realized Gain (Loss)	–	–
Gross Purchases	174,998	174,998
Gross Sales	–	–
Net Change in Unrealized Appreciation (Depreciation)	–	–
Transfers into Level 3	–	–
Transfers out of Level 3	–	–
Ending Balance 3/31/2019	$ 174,998	$ 174,998

(a)	Level 3 investments represent 0.72% of total net assets at the one month ended March 31, 2019. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
(b)	The Fund commenced operations on March 01, 2019.
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the average daily net assets of the Fund at an annual rate as shown in the following table:
Semi-Annual Report  |  19

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
Management Fee Schedule
DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.700
Next $500 million	0.650
Next $500 million	0.625
Over $2 billion	0.600
The Fund’s effective management fee for the period ended March 31, 2019 was 0.75% of the Fund’s average daily net assets.
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administration Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Fund. Total administrative service fees incurred by each class of shares of the Fund for the period ended March 31, 2019, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses do not exceed levels as specified in each Fund’s most recent prospectus (Class I shares, 0.99%, not including the effects of expenses relating to the Fund’s short sales and interest expenses, and not including taxes, acquired fund fees and expenses, and certain extraordinary expenses to the extent incurred by the Fund). The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor before March 1, 2020, unless the Advisor ceases to be the investment advisor to the Fund prior to that date. The Advisor may recoup amounts waived or reimbursed during the fiscal year if, during that year, expenses fall below the contractual that was in place at the time those fees and expenses were waived or reimbursed.
For the period ended March 31, 2019, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $27,632 for Class I shares.
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
The percentage of direct investments in the Fund held by the Trustees, officers of the Trust, and the Advisor is approximately 99.84%.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the period ended March 31, 2019, the Fund had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:
Fund	Market Value 3/01/19	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 3/31/19	Dividend Income
Thornburg Capital Management Fund	$-	$16,673,227	$(13,817,663)	$-	$-	$2,855,564	$9,056
20   |  Semi-Annual Report

Notes to Financial Statements, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
NOTE 5 – SHARES OF BENEFICIAL INTEREST
At March 31, 2019, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	PERIOD ENDED March 31, 2019* (UNAUDITED)
	SHARES	AMOUNT
Class I Shares
Shares sold	2,370,137	$ 23,810,708
Net increase	2,370,137	$ 23,810,708

*	The Fund commenced operations on March 01, 2019.
NOTE 6 – INVESTMENT TRANSACTIONS
For the period ended March 31, 2019, the Fund had purchase and sale transactions of long investments of $23,832,262 and $2,339,142, respectively, and cover and sale transactions of securities sold short of $236,878 and $1,910,910, respectively (excluding short term investments).
NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE
SHEET RISK AND FOREIGN INVESTMENT RISK
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the period ended March 31, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.
OTHER NOTES
Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, foreign investment risk, developing country risk, small and mid-cap company risk, short sale risk, credit risk, high yield risk, interest rate risk, prepayment risk, liquidity risk, inflation risk, structured products risk, commodities-related investment risk, real estate risk and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Subsequent Events: Fund management believes no events have occurred between March 31, 2019 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.
Semi-Annual Report  |  21

Financial Highlights
Thornburg Summit Fund
	Per Share Performance (For a Share Outstanding throughout the Period)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I
2019 (d)	$ 10.00	0.01	0.18	0.19	—	—	—	$ 10.19

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratio would have been 0.99%.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratio would have been 2.93%.
(c)	Not annualized for periods less than one year.
(d)	Fund commenced operations on March 01, 2019.
(e)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
22  |  Semi-Annual Report

Financial Highlights, Continued
Thornburg Summit Fund
Ratios to Average Net Assets			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Period (Thousands)

1.37 (e)	1.20 (e)	3.14 (e)	1.90	10.98	$ 24,159
Semi-Annual Report  |  23

Expense Example
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on October 1, 2018, and held until March 31, 2019.
	BEGINNING ACCOUNT VALUE 10/1/18	ENDING ACCOUNT VALUE 3/31/19	EXPENSES PAID DURING PERIOD† 10/1/18—3/31/19
CLASS I SHARES
Actual	$1,000.00	$1,019.00	$6.04
Hypothetical*	$1,000.00	$1,018.95	$6.04

†	Expenses are equal to the annualized expense ratio for each class (I: 1.20%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
24  |  Semi-Annual Report

Other Information
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Summit Fund pursuant to an investment advisory agreement. The Trustees considered the approval of the investment advisory agreement for the Fund at a meeting on December 3, 2018.
In anticipation of their recent consideration of the advisory agreement, the independent Trustees met in independent session on August 27, 2018 and conferred with the Advisor’s chief executive officer about the Fund, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from the Advisor’s personnel at a meeting on September 5, 2018, and the independent Trustees conferred further about those materials and presentations at an independent session on September 6, 2018 and then submitted additional questions about the Fund to the Advisor. The independent Trustees and the chairman of the board of Trustees reviewed additional written materials and received additional oral presentations from the Advisor’s personnel at a meeting on November 15, 2018. Finally, the Trustees reviewed additional written materials and received additional oral presentations from the Advisor’s personnel at a meeting on December 3, 2018, at which time the independent Trustees voted unanimously to approve the initial investment advisory agreement for the Fund.
The information below summarizes certain factors considered by the Trustees in connection with the determination to approve the advisory agreement. In determining to approve the advisory agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.
Nature, Extent and Quality of Services. In connection with the approval of the advisory agreement, the Trustees considered the materials furnished specifically in connection with the approval of the agreement as well as other relevant information furnished to the Trustees by the Advisor and by the Trust’s legal counsel. The Trustees considered the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund and the other members of the Advisor’s investment team who would support those portfolio managers. The Trustees considered presentations and explanations made by the Advisor’s personnel about the investment objective, investment strategies, and investment limitations of the Fund, information about how the Fund would fit into the Trust’s lineup of investment products, the resources that the Advisor would devote to the services it provides to the Fund, the overall reputation and capabilities of the Advisor, the Advisor’s success in managing a model portfolio comprised of investments analogous to the investments that would be made by the Fund, and the Advisor’s responsiveness to the Trustees’ questions. Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisor.
Investment Performance. Although the Fund did not have any investment performance at the time the Trustees approved the investment advisory agreement, the Trustees did consider the investment performance of a model portfolio which was managed by the Advisor and which was comprised of investments analogous to the investments that would be made by the Fund. The Trustees also considered the Fund’s investment strategies and processes and concluded that the prospects for the Fund’s competitive future performance were acceptable.
Semi-Annual Report  |  25

Other Information, Continued
Thornburg Summit Fund  |  March 31, 2019 (Unaudited)
Comparisons of Fee and Expense Levels. The Trustees considered information comparing the Fund’s contractual advisory fee rate to median and average fees charged to a mutual fund category selected by an independent mutual fund analyst firm, and to the advisory fee rates for a fund peer group selected by that independent firm. The Trustees also considered the advisory fee rates and total expense ratios of certain peer funds identified by the Advisor. The Trustees noted that the Advisor has agreed to certain fee waivers and expense reimbursements for the current period. The Trustees noted that the Fund’s estimated advisory fees were in line with identified peer funds and with the applicable mutual fund category.
Costs and Profitability of Advisor. Information about the profitability of the Fund was not available when the Trustees considered the approval of the advisory agreement because the Fund was not yet operational. The Trustees did consider that the Advisor would incur costs in initiating and managing the Fund and that the Advisor had agreed to waive certain fees and reimburse certain expenses of the Fund for the current period.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees noted their evaluation of the breakpoint structure for advisory fees chargeable to the Fund, and comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in peer groups selected by an independent mutual fund analyst firm. The Trustees also considered the effects of the breakpoint structure and other expense factors realized by certain other funds of the Trust as their asset levels had increased, and the Advisor’s willingness in the past to expend from its own profits and resources to maintain staffing levels and expand staff competencies, pay competitive levels of compensation, and add to its information management and other electronic systems so as to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in the peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted their previous discussions with the Advisor when considering the approval or renewal of the investment advisory agreement for other funds of the Trust respecting the Advisor’s receipt of certain research services from broker dealers, and the benefits to both the funds of the Trust and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair potential benefits to the Advisor from its relationship to the Fund were identified by the Trustees.
Summary of Conclusions. After considering the factors identified above, and in light of the other information received by the Trustees respecting the Fund, the Trustees determined to approve the Fund’s investment advisory agreement with the Advisory.
26   |  Semi-Annual Report

Trustees’ Statement to Shareholders
Readopted September 5, 2018
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
Trustees of Thornburg Investment Trust
Semi-Annual Report  |  27

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $42.6 billion (as of March 31, 2019) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
EQUITY FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Global Opportunities Fund
■	Thornburg International Value Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
■	Thornburg Value Fund
■	Thornburg Core Growth Fund
MULTI_ASSET FUNDS
■	Thornburg Investment Income Builder Fund
■	Thornburg Summit Fund
FIXED INCOME FUNDS
■	Thornburg Low Duration Income Fund
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Strategic Income Fund
■	Thornburg Low Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
ALTERNATIVE FUNDS
■	Thornburg Long/Short Equity Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4399

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Low Duration Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, Developing World Fund, Better World International Fund, Capital Management Fund, Long/Short Equity Fund and Summit Fund.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 17, 2019

By:	/s/ Nimish Bhatt

Nimish Bhatt

Treasurer and principal financial officer

Date:	May 17, 2019